UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

MORGAN STANLEY PATHWAY FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Morgan Stanley

Pathway Funds

Annual Report

»	August 31, 2021

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

•	Alternative Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Morgan Stanley Pathway Fund

DEAR SHAREHOLDER,

Global equity markets were positive during the twelve-month period ending August 31, 2021. U.S. markets as measured by the S&P 500® Index i gained 31.17%, while developed international markets represented by the MSCI EAFE® Index (Net) viii gained 26.12% and emerging markets as measured by the MSCI Emerging Markets Index (Net) xi 21.12%.

During the trailing 12 months ending August 31, 2021, growth stocks underperformed value, both domestically and abroad. The U.S. large-cap Russell 1000® Growth Index iii gained 28.53% compared to the Russell 1000® Value Index iv which gained 36.44%. The U.S. small-cap Russell 2000® Growth Index vi gained 35.61% compared to a gain of 59.49% for the Russell 2000® Value Index vii. In developed international markets the MSCI EAFE® Growth Index ix gained 24.95% compared to a gain of 26.99% for the MSCI EAFE® Value Index x. Within emerging markets, the MSCI Emerging Markets Growth Index (Net) xii gained 13.79% compared to a gain of 29.34% for the MSCI Emerging Markets Value Index (Net) xiii.

Within the United States, all eleven S&P 500® Index i sectors posted positive results. The returns were as follows: Financials (+56.48%), Energy (+42.94%), Communication Services (+38.56%), Materials (+38.14%), Industrials (+36.36%), Real Estate (+36.35%), Information Technology (+29.47%), Health Care (+26.97%), Utilities (+19.66%), Consumer Discretionary (+17.85%) and Consumer Staples (+14.44%).

Fixed income markets produced mixed returns during the same twelve-month period. Broad investment grade indices such as the Bloomberg U.S. Aggregate BondTM Index xv declined slightly returning -0.08% and the Bloomberg Global Aggregate Bond Index xvi returned 0.52%. U.S. high yield performed well with the Bloomberg U.S. Corporate High Yield Bond Index xvii gaining 10.14%.

Morgan Stanley & Co. economists expect U.S. real GDP to grow 7.1% in 2021 and 4.9% in 2022. The forecast for global real GDP is to grow 6.5% in 2021 and 4.9% in 2022.

Morgan Stanley Pathway Funds

(Returns are for the fiscal one-year period ending August 31, 2021)

The Large Cap Equity Fund returned 31.79% compared to 32.25% for Russell 1000® Index ii. The return of the Lipper Large-Cap Core Funds Average xxii investment category was 30.42%. The Fund’s positioning within information technology and industrials had the largest positive impact on relative performance while positioning within health care and financials had the largest negative impact. Top contributors included Alphabet, Facebook and Microsoft, while the top detractors included Alibaba Group Holding, Amazon and Splunk.

The Small-Mid Cap Equity Fund returned 41.14% compared to 45.87% for Russell 2500® Index v. The return of the Lipper Small-Cap Core Funds Average xxiii investment category was 49.50%. The Fund’s positioning within materials and communication services had the largest positive impact on relative performance while positioning within health care and consumer discretionary had the largest negative impact. Top contributors included Charles River Laboratories International, Acadia Healthcare Company and Bio-Techne, while the top detractors included Palomar Holdings, Global Blood Therapeutics and Invitae Corp.

The International Equity Fund returned 28.93% compared to 26.12% for the MSCI EAFE® Index (Net) viii. The return of the Lipper International Large-Cap Core Funds Average xxiv was 26.43%. The Fund’s positioning within industrials and financials had the largest positive impact on relative performance, while the positioning within materials had a negative impact. Top contributors included Volkswagen, Banco Bilbao Vizcaya Argentaria and ING Groep, while the top detractors included Alibaba Group Holding, Sands China and Takeda Pharmaceutical.

I

The Emerging Markets Equity Fund returned 21.28% compared to 21.12% for the MSCI Emerging Markets Index (Net) xi. The return of the Lipper Emerging Markets Funds Average xxv was 23.65%. The Fund’s positioning within financials and communication services had the largest positive impact on relative performance, while the positioning within materials and consumer staples had the largest negative impact. Top contributors included OTP Bank Nyrt, Taiwan Semiconductor Manufacturing and Samsung Electronics, while the top detractors included Tencent Holdings, Alibaba Group Holding, Ping An Insurance Group Company of China.

The Core Fixed Income Fund returned 0.58% compared to -0.08% for the Bloomberg U.S. Aggregate BondTM Index xv. The return of the Lipper Core Bond Funds Average xxvi was 1.11%.

The High Yield Fund returned 8.61% compared to 10.14% for the Bloomberg U.S. Corporate High Yield Bond Index xvii. The return of the Lipper High Yield Funds Average xxvii was 9.90%.

The International Fixed Income Fund returned 1.86% compared to 0.85% for the FTSE Non-USD World Government Bond Index (USD) Hedged xx. The return of the Lipper International Income Funds Average xxviii was 1.40%.

The Municipal Bond Fund returned 3.07% compared to 3.40% for the Bloomberg U.S. Municipal Bond Index xix. The return of the Lipper General & Insured Municipal Debt Funds Average xxix was 4.73%.

The Inflation-Linked Fixed Income Fund returned 5.87% compared to 5.56% for the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index xviii. The return of the Lipper Inflation Protected Bond Funds Average xxx was 6.01%.

The Ultra-Short Term Fixed Income Fund returned 0.61% compared to 0.06% for the FTSE 3-Month U.S. Treasury Bill Index xiv. The return of the Lipper Ultra-Short Obligations Funds Average xxxi was 0.63%.

The Alternative Strategies Fund returned 10.39% compared to a gain 9.10% for the HFRX Global Hedge Fund Index xxi. The return of the Lipper Alternative Multi-Strategy Funds Average xxxii was 9.37%.

Additional information regarding the investment managers of the Morgan Stanley Pathway Funds and commentary specific to each individual Sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the Morgan Stanley Pathway Funds.

Sincerely,

Paul Ricciardelli

Chief Executive Officer

II

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

III

Performance of the Morgan Stanley Pathway Funds For the Year Ended August 31, 2021†*

Large Cap Equity Fund	31.79%
Russell 1000® Index (ii)	32.25%

Small-Mid Cap Equity Fund	41.14%
Russell 2500® Index (v)	45.87%

International Equity Fund	28.93%
MSCI EAFE® Index (Net) (viii)	26.12%

Emerging Markets Equity Fund	21.28%
MSCI Emerging Markets Index (Net) (xi)	21.12%

Core Fixed Income Fund	0.58%
Bloomberg U.S. Aggregate BondTM Index (xv)	-0.08%

High Yield Fund	8.61%
Bloomberg U.S. Corporate High Yield Bond Index (xvii)	10.14%

International Fixed Income Fund	1.86%
FTSE Non-USD World Government Bond Index (USD) Hedged (xx)	0.85%

Municipal Bond Fund	3.07%
Bloomberg U.S. Municipal Bond Index (xix)	3.40%

Inflation-Linked Fixed Income Fund	5.87%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (xviii)	5.56%

Ultra-Short Term Fixed Income Fund	0.61%
FTSE 3-Month U.S. Treasury Bill Index (xiv)	0.06%

Alternative Strategies Fund	10.39%
HFRX Global Hedge Fund Index (xxi)	9.10%

See pages 25 through 29 for all footnotes.

IV

Large Cap Equity Fund

ABOUT THE SUB-ADVISERS

• ClearBridge Investments, LLC (“ClearBridge”)
ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. The Portfolio Managers for the ClearBridge Large Cap Growth strategy utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. The Portfolio Managers pursue a collaborative approach in which both they and the research analysts propose companies with attractive business models and good long-term growth prospects for further review. The team is particularly valuation conscious, gravitating toward “controversy”, or companies that are temporarily inefficiently priced.

• Columbia Management Investment Advisers, LLC (“Columbia”)
Columbia uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, Columbia considers, among other factors:

· overall economic and market conditions; and

· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio

As of August 31, 2021 the Sub-advisers for Morgan Stanley Pathway Large Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Columbia Management Investment Advisers, LLC (“Columbia”), Lazard Asset Management, LLC (“Lazard”), Delaware Investments Fund Advisers (“MIM”), Lyrical Asset Management LP (“Lyrical”) and ClearBridge Investments, LLC (“ClearBridge”).

For the fiscal year ending August 31, 2021, the Fund returned 31.79% compared to 32.25% for Russell 1000® Index ii. The Fund’s positioning within information technology and industrials had the largest positive impact on relative performance while positioning within health care and financials had the largest negative impact. Top contributors included Alphabet, Facebook and Microsoft, while the top detractors included Alibaba Group Holding, Amazon and Splunk.

The Fund’s dividend yield was 1.13%, slightly less than the benchmark’s 1.23% dividend yield. The Fund’s one year forward price to earnings ratio (P/E) was 21.2, less than the benchmark which was 22.1. The estimated earnings per share growth over the next 3-5 years was 16.4%, slightly less than the benchmark’s 16.6% growth rate. The top 10 positions accounted for 21% of the Fund’s holdings and included Apple, Microsoft, Amazon, Facebook, Alphabet, Visa, NVIDIA, Adobe, and Medtronic.

During the fiscal one year period, BlackRock performed in-line with the Russell 1000® Index ii, which matched its passive mandate to track the index.

The portion of the Fund managed by Lazard underperformed their benchmark during the fiscal one year period. The top contributing sector was financials, while the largest detractor was communication services. The top five contributors were Alphabet, Medtronic, Analog Devices, Vulcan Materials and Public Storage, while the top five detractors were Electronic Arts, Dollar Tree, Baxter International, Sotera Health and LiveRamp Holdings. As of August 31, 2021, Lazard’s top ten positions represented 59% of their portfolio.

The portion of the Fund managed by MIM trailed their benchmark during the fiscal one year period. The top contributing sector was information technology, while health care was the largest detractor. The top five contributors were ConocoPhillips, American International Group, Discover Financial Services, Truist Financial and Caterpillar, while the top five detractors were Conagra Brands, Marsh & McLennan, Viatris, Merck & Co. and Fidelity National Information Services. As of August 31, 2021, MIM’s top ten positions represented 31% of their portfolio.

The portion of the Fund managed by Lyrical outperformed their benchmark during the fiscal one year period. The top contributing sector was information technology, while energy was the largest detractor. The top five contributors were Ameriprise Financial, Lincoln National, HCA Healthcare, United Rentals and Quanta Services, while the top five detractors were Lithia Motors, Qurate Retail, EOG Resources, Cigna Corp and NortonLifeLock. As of August 31, 2021, Lyrical’s top ten positions represented 46% of their portfolio.

The portion of the Fund managed by ClearBridge trailed their benchmark during the fiscal one year period. The top contributing sector was industrials, while information of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

• Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage. Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the U.S. Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

• Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“MIM”)
MIM will invest under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. MIM invests primarily in securities of largecapitalization companies that the Manager believes have long-term capital appreciation potential. MIM currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

• Lyrical Asset Management LP (“Lyrical”)
Lyrical employs a deep value style with a high quality focus. Lyrical employs a value investing philosophy and believes that a portfolio of companies with low valuations relative to their long-term normalized earnings power will outperform the overall market over time and unlike some traditional value investors who technology was their largest detractor. The top five contributors were Facebook, UnitedHealth Group, NVIDIA, Microsoft and Palo Alto Networks, while the top five detractors were Alibaba Group Holding, Amazon, Amgen, Splunk and Fidelity National Information Services. As of August 31, 2021, ClearBridge’s top ten positions represented 46% of their portfolio.

The portion of the Fund managed by Columbia outperformed their benchmark during the fiscal one year period. Positioning was strongest within health care and weakest within consumer discretionary. The top five contributors were Nike, MSCI Inc. Align Technology, NVIDIA and Applied Materials, while the top five detractors were Alibaba Group Holding, Chewy, Inc., Sarepta Therapeutics, Splunk and RingCentral. As of August 31, 2021, Columbia’s top ten positons represented 42% of their portfolio.

are willing to own any business at the right price, Lyrical’s philosophy is to invest only in businesses that it believes are of good quality. Lyrical invests only in the common stock of companies within its investable universe, which is the top 1,000 U.S. listed stocks by market capitalization.

The following graph depicts the performance of the Russell 1000® Indexii vs. the Lipper Large-Cap Core Funds Averagexxii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 1000® Index and the Lipper Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index**	Lipper Large-Cap Core Funds Average**
Since inception 11/18/1991	9.44%	7.28%	10.92%	10.31%
10 years	15.10	12.87	16.40	14.99
5 years	16.53	14.29	18.24	16.81
3 years	16.64	14.43	18.42	17.01
1 year	31.79	29.23	32.25	30.42

See pages 25 through 29 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUB-ADVISERS

• Neuberger Berman Investment Advisers LLC (“Neuberger”)
Neuberger employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger’s analysts seek to invest when there is a true disconnect between reality and market perception — something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger’s valuation approach resembles the due diligence effort that Neuberger’s a private equity firm might employ to evaluate the purchase of an entire company. Neuberger’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

As of August 31, 2021, the Sub-advisers for the Morgan Stanley Pathway Small-Mid Cap Equity (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Aristotle Capital Boston, LLC (“Aristotle”), D.F. Dent & Company, Inc. (“DF Dent”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Nuance Invesments, LLC (“Nuance”), Westfield Capital Management Company, L.P. (“Westfield”).

For the fiscal year ending August 31, 2021, the Fund returned 41.14% compared to 45.87% for Russell 2500® Index v. The Fund’s positioning within materials and communication services had the largest positive impact on relative performance while positioning within health care and consumer discretionary had the largest negative impact. Top contributors included Charles River Laboratories International, Acadia Healthcare Company and Bio-Techne, while the top detractors included Palomar Holdings, Global Blood Therapeutics and Invitae Corp.

The Fund’s dividend yield was 0.85%, less than the benchmark’s 1.02% yield. The Fund’s forward P/E was 19.1, higher than the benchmark which was 17.1. The estimated earnings per share growth over the next 3-5 years was 16.3%, slightly less than the benchmark’s 16.5% growth rate. The top 10 positons accounted for 6% of the Fund’s holdings and included Charles River Laboratories International, Beiersdorf AG, Travelers Companies, Equity Commonwealth, Sanderson Farms, Baxter International, SBA Communications, Bio-Techne, Cable One and Smith & Nephew PLC.

During the fiscal one year period, BlackRock performed in-line with the Russell 2500® Index v, which matched its passive mandate to track the index.

The portion of the Fund managed by Neuberger outperformed their benchmark during the fiscal one year period. Their positioning was strongest in industrials and weakest in information technology. The top five contributors were Criteo SA, Charles River Laboratories International, Resideo Technologies, Nuance Communications and Avery Dennison, while the top five detractors were Dril-Quip, Fluidigm Corp., Mercury Systems, Ciena Corp and Quantum Corp. As of August 31, 2021, Neuberger’s top ten positions represented 26% of their portfolio.

The portion of the Fund managed by Westfield outperformed their benchmark during the fiscal one year period. Their positioning was strongest in information technology and weakest in health care. The top five contributors were MyoKardia, Advanced Drainage Systems, Nuance Communications, Silicon Motion Technology and NCR Corp., while the top five detractors were Palomar Holdings, Invitae Corp, Global Blood Therapeutics, Mersana Therapeutics and Amedisys. As of August 31, 2021, Westfield’s top ten positions represented 24% of their portfolio.

The portion of the Fund managed by Aristotle trailed their benchmark during the fiscal one year period. Their positioning was strongest in financials and weakest in industrials. The top five contributors were Signature Bank, Charles River Laboratories International, Acadia Healthcare Company, MACOM Technology Solutions Holdings and Kraton Corp. while the top five detractors were eHealth, Chemed, PetIQ, Bottomline Technologies and Alamos Gold. As of August 31, 2021, Aristotle’s top ten positions represented 19% of their portfolio.

• D.F. Dent & Company, Inc (“DF Dent”)
DF Dent employs a bottom-up, fundamental process that seeks companies that are consistent growers, have strong management and are unrecognized and under-researched. The strategy looks for companies with above-average EPS growth expectations, high returns on investment, sustainable free cash flow growth, a competitive advantage and attractive relative valuations.

• Nuance Investments, LLC (“Nuance”)
Nuance seeks to invest in companies with leading and sustainable market share positions and above-average financial strength that are trading at discounts to Nuance’s calculation of intrinsic value. Through analysis of companies’ financial statements, management strategy, and competitive positioning, Nuance attempts to provide excess returns over time.

• Aristotle Capital Boston, LLC (“Aristotle”)
Aristotle seeks to deliver a diversified, high quality portfolio that can deliver attractive risk-adjusted results primarily driven by stock selection. They focus on companies they believe have low expectations, can create shareholder value, and have high potential for improved growth and profitability.

The portion of the Fund managed by DF Dent underperformed their benchmark during the fiscal one year period. Positioning was strongest in real estate and weakest in information technology. The top five contributors were Bio-Techne, Brooks Automation, BlackLine, Vulcan Materials and CBRE Group, while the top five detractors were Teleflex, WillScot Mobile Mini Holdings, Black Knight, Envestnet and Coupa Software. As of August 31, 2021, DF Dent’s top ten positions represented 41% of their portfolio.

The portion of the Fund managed by Nuance underperformed their benchmark during the fiscal one year period. Positioning was strongest in industrials and weakest in health care. The top five contributors were Sanderson Farms, Travelers Companies, Northern Trust, Chubb Limited and Dentsply Sirona, while the top five detractors were Cal-Maine Foods, Baxter International, Zimmer Biomet Holdings, Smith & Nephew PLC and Equity Commonwealth. As of August 31, 2021, Nuance’s top ten positions represented 45% of their portfolio.

The following graph depicts performance of the Russell 2500® Indexv vs. the Lipper Small-Cap Core Funds Averagexxiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 2500® Index and the Lipper Small-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index**	Lipper Small-Cap Core Funds Average**
Since inception 11/18/1991	9.86%	7.68%	11.48%	10.96%
10 years	12.99	10.78	14.32	12.33
5 years	15.02	12.81	15.10	12.10
3 years	12.91	10.76	13.09	9.11
1 year	41.14	38.42	45.87	49.50

See pages 25 through 29 for all footnotes.

International Equity Fund

ABOUT THE SUB-ADVISERS

• Victory Capital Management, Inc. (“Victory Capital”)
Victory Capital’s investment franchise, Trivalent Investments, employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a below average price-to-earnings ratio and an above average earnings growth trend.

• Causeway Capital Management LLC (“Causeway”)
Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection. Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industryspecific research responsibilities. Fundamental research is further organized into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in smallcap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include outof- favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

As of August 31, 2021, the Sub-advisers for the Morgan Stanley Pathway International Equity Fund (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Causeway Capital Management, LLC (“Causeway”), Schroders Investment Management North America, Inc. (“Schroders”), Victory Capital Management Inc. (“Victory Capital”) and Walter Scott & Partners Limited (“Walter Scott”).

For the fiscal year ending August 31, 2021, the Fund returned 28.93% compared to 26.12% for the MSCI EAFE® Index (Net) viii. The Fund’s positioning within industrials and financials had the largest positive impact on relative performance, while the positioning within materials had a negative impact. Top contributors included Volkswagen, Banco Bilbao Vizcaya Argentaria and ING Groep, while the top detractors included Alibaba Group Holding, Sands China and Takeda Pharmaceutical.

The Fund’s holdings offered a dividend yield of 2.1% compared to the benchmark of 2.3%. On a valuation basis, the Fund’s forward P/E was 16.5, slightly less than the benchmark which was 15.8. The estimated earnings per share growth over the next 3-5 years was 18.1%, compared to the benchmark of 16.6%. The top ten individual positions by weight accounted for 14% of the Fund and included Roche Holdings, Novartis AG, SAP SE, ASML Holdings, Nestle, Murata Manufacturing, AstraZeneca, Rolls-Royce Holdings, TotalEnergies SE and Sanofi.

During the fiscal one-year period ending August 31, 2021, BlackRock performed in-line with the MSCI EAFE® Index (Net) viii, which matched its passive mandate to track the index.

The portion of the Fund managed by Causeway outperformed their benchmark during the fiscal one-year period. Overall positioning was strongest in financials and weakest in health care. The top five positions contributing to performance included Volkswagen, Banco Bilbao Vizcaya Argentaria, ING Groep, Rolls-Royce Holdings and Samsung Electronics, while the top detractors included Sands China, Takeda Pharmaceutical, Bayer AG and Alstom SA. As of August 31, 2021, Causeway’s top ten positions represented 31% of their portfolio.

The portion of the Fund managed by Schroders outperformed their benchmark during the fiscal one year period. Overall positioning was strongest in information technology and weakest in financials. The top five positions contributing to performance were Compagnie Financiere Richemont, Royal Dutch Shell Plc, Banco Bilbao Vizcaya Argentaria, Schneider Electric and ASML Holding, while the top five detractors included Alibaba Group Holding, Reckitt Benckiser Group, Santen Pharmaceutical, Alstom and SAP SE. As of August 31, 2021, Schroders’ top ten positions represented 22% of their portfolio.

The portion of the Fund managed by Victory Capital underperformed their benchmark during the fiscal one year period. Overall positioning was strongest in communication services and weakest in materials. The top five positions contributing to performance included InMode, Osstem Implant, BayCurrent Consulting, TFI International and ASM International, while the top five detractors included Seegene, United Laboratories International, Silver Lake Resources, Centamin PLC and Real Matters. As of August 31, 2021, Victory Capital’s top ten positions represented 11% of their portfolio.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

• Schroder Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders “best ideas” portfolio blends both core and opportunistic holdings.

• Walter Scott & Partners Limited (“Walter Scott”)
Walter Scott is considered growth-oriented strategy focusing on long-term high-quality growth companies. The root of the process lies with the team’s ability to identify companies capable of sustaining what it believes are exceptional rates of internal and external wealth generation through intensive fundamental research. Portfolio shape is a result of stock selection in high-conviction businesses with a long-term time horizon.

Walter Scott began managing their portion of the portfolio on March 22, 2021. Since their inception through fiscal year-end they outperformed their benchmark. Overall positioning was strongest in health care and weakest in real estate. The top five positions contributing to performance included Novo Nordisk A/S, Hoya Corp., ASML Holdings, Keyence and Dassault Systemes, while the top five detractors included Alibaba Group Holding, Flutter Entertainment, Reckitt Benckiser Group, Jardine Matheson Holdings and Fanuc Corp. As of August 31, 2021, Walter Scott’s top ten positions represented 26% of their portfolio.

The following graph depicts the performance of MSCI EAFE® Index (Net)viii vs. the Lipper International Large-Cap Core Funds Averagexxiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)**	Lipper International Large-Cap Core Funds Average**
Since inception 11/18/1991	5.82%	3.73%	5.48%	6.20%
10 years	6.73	4.67	7.34	6.48
5 years	9.86	7.75	9.72	9.01
3 years	9.47	7.39	9.00	8.76
1 year	28.93	26.42	26.12	26.43

See pages 25 through 29 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUB-ADVISERS

• Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a long-term portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Market Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Market Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Market Index (Net).

• Lazard Asset Management LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value

As of August 31, 2021, the Sub-advisers for the Morgan Stanley Pathway Emerging Markets Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Van Eck Associates Corporation (“VanEck”), Lazard Asset Management, LLC (“Lazard”) and Martin Currie Inc. (“Martin Currie”).

For the fiscal year ending August 31, 2021, the Fund returned 21.28% compared to 21.12% for the MSCI Emerging Markets Index (Net) xi. The Fund’s positioning within financials and communication services had the largest positive impact on relative performance, while the positioning within materials and consumer staples had the largest negative impact. Top contributors included OTP Bank Nyrt, Taiwan Semiconductor Manufacturing and Samsung Electronics, while the top detractors included Tencent Holdings, Alibaba Group Holding, Ping An Insurance Group Company of China.

The Fund’s holdings offered a dividend yield of 1.9%, less than the MSCI Emerging Market’s Index (Net) xi yield of 2.0%. On a valuation basis, the Fund’s forward P/E was 13.7 compared to the benchmark which was 12.7. The estimated earnings per share growth over the next 3-5 years was 19.5%, compared to the benchmark of 17.6%. The top ten individual positions by weight accounted for 24% of the Fund and included Samsung Electronics, Tencent Holdings, Taiwan Semiconductor Manufacturing, Alibaba Group Holding, Reliance Industries, Meituan, OTP Bank Nyrt and LG Chem.

For the fiscal year ending August 31, 2021 BlackRock performed in-line with the MSCI Emerging Markets Index (Net) xi, which matched its passive mandate to track the index.

The portion of the Fund managed by VanEck underperformed their benchmark during the fiscal one year period. Overall positioning was strongest in financials and weakest in information technology. The top five positions contributing to performance included Sea Ltd., Transaction Capital, Cholamandalam Investment and Finance Co., Wuxi Biologics Inc. and Samsung SDI, Co., while the top five detractors included Alibaba Group Holding, New Oriental Education & Technology Group, Alibaba Health Information Technology, OneConnect Financial Technology Co. and A-Living Smart City Services. As of August 31, 2021, VanEck’s top ten positions represented 30% of their portfolio.

The portion of the Fund managed by Lazard outperformed their benchmark during the fiscal one year period. Overall positioning was strongest in consumer discretionary and weakest in consumer staples. The top five positions contributing to performance included Baidu Inc., OTP Bank Nyrt, China Merchants Bank, Samsung Electronics and SK Hynix, while the top five detractors included China Mobile Limited, Hengan International group, Ping An Insurance Group Company of China, CRRC Corp. and Anhui Conch Cement. As of August 31, 2021, Lazard’s top ten positions represented 27% of their portfolio.

Martin Currie began managing their portion of the portfolio on March 22, 2021. Since their inception through fiscal year-end they underperformed their benchmark. Overall positioning was strongest in information technology and weakest in financials. The top five positions contributing to performance included Titan

Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

• Martin Currie Inc. (“Martin Currie”)

Martin Currie is a core active strategy that strives to identify mispriced businesses through fundamental research. Martin Currie seeks high-quality companies with strong growth opportunities while employing a disciplined approach to valuation. The strategy has a long-term investment horizon focusing on stock selection that drives its sector/country allocations.

The following graph depicts the performance of MSCI Emerging Markets Index (Net)xi vs. the Lipper Emerging Markets Funds Averagexxv

Company Limited, OTP Bank Nyrt, Shanghai Fosun Pharmaceutical, EPAM Systems and Taiwan Semiconductor Manufacturing, while the top five detractors included Tencent Holdings, Alibaba Group Holding, Meituan, Ping An Insurance Group Company of China and Samsung Electronics. As of August 31, 2021, Martin Curre’s top ten positions represented 45% of their portfolio.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Fund with the MSCI Emerging Markets Index
(Net) and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)**	Lipper Emerging Markets Funds Average**
Since inception 4/20/1994	5.17%	3.11%	N/A	6.63%
10 years	3.76	1.76	4.85%	5.32
5 years	8.85	6.76	10.40	10.77
3 years	8.86	6.77	9.87	11.81
1 year	21.28	18.92	21.12	23.65

See pages 25 through 29 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISERS

• Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock’s Customized Core strategy employs a fundamental, diversified, relativevalue approach that seeks alpha by strategically allocating among three alpha sources — macro strategies, sector allocation and security selection — based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

As of August 31, 2021, the Sub-advisers for the Morgan Stanley Pathway Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management, LLC (“MetWest”), Western Asset Management Company (“Western”) and BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2021, the Fund returned 0.58% compared to -0.08% for the Bloomberg U.S. Aggregate BondTM Indexxv. The return of the Lipper Core Bond Funds Average xxvi was 1.11%.

The portion of the Fund managed by MetWest outperformed the benchmark during the fiscal one year period. Outperformance was bolstered by credit issue selection amid the spread compression, particularly among those selected within finance companies, municipals, high yield, and emerging market debt with these sectors performing well during this timeframe. Modestly holding back returns, however, was a defensive credit positioning, as those with more market risk such as energy and cyclicals were among frontrunners in the Index. Delivering an additional boost to returns was issue selection among residential mortgage-backed securities (MBS), with legacy non-agency issues benefiting from a strong housing backdrop characterized by scant home supply, strong consumer demand given low rates, and double-digit house price appreciation. And, the bias for production (low) coupon TBAs in the agency MBS space further contributed owing to significant Fed sponsorship, though a small drag came from an overweight to agency MBS due to tapering concerns toward the latter part of the period. Meanwhile, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added on the margin, as fundamentals continued to improve amid favorable government support (including stimulus money to Americans that stoked spending) and sponsorship for these sectors remained robust in light of investor’s reach for yield. Finally, portfolio’s short duration profile further rewarded portfolio’s relative returns against the higher rate environment.

The portion of the Fund managed BlackRock outperformed the benchmark during the fiscal one year period. The relative outperformance was spread across a diverse set of factors. The main contributors to performance were positioning within credit, securitized asset positioning and yield curve positioning. The portfolio generally held an overweight position across spread sectors given the attractive valuations alongside support in the form of both fiscal and monetary policy. This benefitted performance as most spread sectors continued to recover late last year and continued to tighten in 2021 as the economy reopened. The portfolio had an underweight to duration but also held a flattening bias later in the period which contributed to performance. Modestly offsetting this was the portfolio’s agency mortgage and investment grade credit selection.

The portion of the Fund managed by Western outperformed the benchmark during the fiscal one year period. Yield Curve Positioning contributed to performance as the yield curve modestly flattened. Corporate bond exposure, including both investment-grade and high-yield credit, was largest contributor to performance. The Fund’s overweight position benefitted as investment-grade and high-yield credit spreads tightened during the 12-month period. Emerging Markets Debt also contributed, driven by tighter spreads for USD-denominated sovereigns and corporates as well as local currency positions as EM currencies largely strengthened against the U.S. dollar. Structured product positions, in aggregate, also added to

The following graph depicts the performance of Bloomberg U.S. Aggregate BondTM Indexxv vs. the Lipper Core Bond Funds Averagexxvi

performance as spreads generally tightened for the structured sectors, including non-agency RMBS, CMBS and ABS. TIPS exposures were positive for performance as break-even inflation rates rose. Developed Non-U.S. positions were also additive as rates exposures proved beneficial and currency positions modestly strengthened against the U.S. Dollar. Duration Positioning was the main detractor to performance. The Fund’s overweight duration positioning focused on the back end of the yield curve detracted as rates increased during the 12-month period.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

CORE FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Aggregate BondTM
Index and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Aggregate BondTM Index**	Lipper Core Bond Funds Average**
Since inception 11/18/1991	5.30%	3.22%	5.48%	5.40%
10 years	3.70	1.67	3.18	3.39
5 years	3.53	1.52	3.11	3.32
3 years	6.06	4.04	5.43	5.64
1 year	0.58	-1.41	-0.08	1.11

See pages 25 through 29 for all footnotes.

High Yield Fund

ABOUT THE SUB-ADVISERS

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• PineBridge Investments LLC (“PineBridge”)
PineBridge is a strategy seeking total return through a combination of high current income and capital appreciation. The strategy focuses on security selection to drive excess return and is generally overweight the higher quality segment of the high yield market.

As of August 31, 2021, the Sub-advisers for the Morgan Stanley Pathway High Yield Fund (“Fund”) were Western Asset Management Company (“Western”) and PineBridge Investments LLC (“PineBridge”).

For the fiscal year ending August 31, 2021, the Fund returned 8.61% compared to its benchmark, the Bloomberg U.S. Corporate High Yield Bond Index xvii which returned 10.14%.

The portion of the Fund managed by Western outperformed the benchmark during the fiscal one year period. Asset class allocation detracted from relative performance largely due to opportunistic exposure to bank loans and collateralized loan obligations (CLOs), which generally underperformed high yield during the period. Rating positioning detracted from relative performance given the strategy’s underweight to outperforming cash conversion cycles (CCCs). Industry allocations was a contributor to relative performance largely due to the overweight to the outperforming banking and transportation sectors. Issue selection was the largest contributor during the period due to issuer tilts within the energy and technology sectors.

PineBridge began managing their portion of the portfolio on February 24, 2021. Since inception through fiscal year-end the portfolio performed in-line with their benchmark. The Portfolio benefitted from sector selection during the period including having an overweight to energy, which continues to be the top performing sector in 2021. Security selection detracted from performance mostly due to the impact of an underweight to the highest beta credits in the energy space. Outside of energy, the portfolio benefitted from credit selections in real estate investment trusts (REITS), capital goods and transportation while consumer cyclical credits detracted. Energy was volatile during the period and the contribution to return in the sector was neutral overall; the asset allocation contribution of our overweight position was offset by negative security selection due to a higher quality bias in our holdings vs. benchmark. Away from these outliers we saw neutral to positive contributions across a majority of sectors due to security selection.

The following graph depicts the performance of the Bloomberg U.S. Corporate High Yield Bond Indexxvii vs. the Lipper High Yield Funds Averagexxvii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

HIGH YIELD FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Corporate High Yield Bond Index and the
Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Corporate High Yield Bond Index**	Lipper High Yield Funds Average**
Since inception 7/13/1998	4.58%	2.53%	6.65%	5.53%
10 years	5.22	3.17	7.07	6.10
5 years	5.19	3.14	6.66	5.79
3 years	4.72	2.70	7.11	6.14
1 year	8.61	6.47	10.14	9.90

See pages 25 through 29 for all footnotes.

International Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2021, the Sub-adviser for the Morgan Stanley Pathway International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2021, the Fund returned 1.86% compared to its benchmark, the FTSE Non-USD World Government Bond Index (USD) Hedged xx which returned 0.85%.

Overall interest rate strategies added to performance. Tactical exposure to U.S. duration, including overall short exposure to intermediate and long-end rates, added to performance as the U.S. yield curve steepened during the period. Outside the U.S., an overweight to Italian interest rates added to performance while an overweight to Australian duration detracted from performance. Within emerging markets, exposure to select local rates, including Brazil, Argentina, and Peru, detracted from performance. Spread strategies overall contributed to performance, particularly security selection in non-Agency and Agency mortgage-backed securities. An overall underweight to investment grade corporate credit detracted from performance while an allocation to high yield credit added to performance as credit spreads tightened during the period. Lastly, overall currency strategies contributed to performance, including modest exposure to a basket of high-carry emerging market currencies.

The following graph depicts the performance of the FTSE Non-USD World Government Bond Index (USD) - Hedgedxx vs. the FTSE Non-USD World Government Bond Index (USD) - Unhedgedxx and the Lipper International Income Funds Averagexxviii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE Non-USD World Government Bond Index (USD) Hedged,
FTSE Non-USD World Government Bond Index (USD) Unhedged and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE Non-USD WGBI (USD) Hedged**	FTSE Non-USD WGBI (USD) Unhedged**	Lipper International Income Funds Average**
Since inception 11/18/1991	5.57%	3.48%	5.79%	4.96%	5.40%
10 years	3.92	1.89	4.15	0.46	1.40
5 years	3.11	1.11	2.91	1.57	1.98
3 years	4.13	2.14	4.51	3.54	3.40
1 year	1.86	-0.16	0.85	-0.90	1.40

See pages 25 through 29 for all footnotes.

Municipal Bond Fund

ABOUT THE SUB-ADVISER

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock seeks to build a high quality municipal bond portfolio that offers an attractive level of tax free income and capital preservation while providing stability and consistency throughout full market cycles. By way of comprehensive sector analysis, a rigorous credit review and sophisticated risk management technology, BlackRock’s seasoned portfolio managers strive to capture market inefficiencies.

As of August 31, 2021, the Sub-adviser for the Morgan Stanley Pathway Municipal Bond Fund (“Fund”) was BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2021, the Fund returned 3.07% compared to its benchmark, the Bloomberg U.S. Municipal Bond Index xix which returned 3.40%.

An underweight sector allocation to tax-backed state and local sectors hindered performance. Curve positioning, particularly underweight exposure to 10-15 and 20+ year maturities also detracted on a relative performance basis. Security selection within education, corporate and tobacco credits and duration management via hedges were the largest contributors to performance. Within credit, overweight exposure to High Yield credits (NR, BB and B) was also additive to performance.

The following graph depicts the performance of the Bloomberg U.S. Municipal Bond Indexxix vs. the Lipper General & Insured Municipal Debt Funds Averagexxix

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Municipal Bond Index**	Lipper General & Insured Municipal Debt Funds Average**
Since Inception 11/18/1991	4.57%	2.51%	5.35%	4.95%
10 years	3.31	1.29	4.05	4.22
5 years	2.55	0.56	3.30	3.25
3 years	4.44	2.44	5.09	5.02
1 year	3.07	1.04	3.40	4.73

See pages 25 through 29 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2021, the Sub-adviser for the Morgan Stanley Pathway Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2021, the Fund returned 5.87% compared to its benchmark, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index xviii which returned 5.56%.

An overall underweight to U.S. nominal duration added to performance as U.S. Treasury yields rose over the period. An overweight to U.S. breakeven inflation contributed to performance as inflation expectations increased during the period. Outside the U.S., short exposure to United Kingdom breakevens detracted from performance as United Kingdom breakeven levels rose while tactical exposure to Italian breakevens contributed to performance. Overall spread sector strategies added to performance, including holdings of select non-Agency and Agency mortgage-backed securities. Lastly, holdings of select higher carry emerging market currencies contributed to performance.

The following graph depicts the performance of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Indexxviii vs. the Lipper Inflation Protected Bond Funds Averagexxx

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

INFLATION-LINKED FIXED INCOME FUND^

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS)
Index and the Lipper Inflation Protected Bond Funds Average

^	Since inception March 9, 2016.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index**	Lipper Inflation Protected Bond Funds Average**
Since inception 3/9/2016	5.22%	3.14%	4.91%	4.55%
10 years	N/A	N/A	3.17	2.50
5 years	4.79	2.74	4.60	4.12
3 years	7.54	5.45	7.33	6.36
1 year	5.87	3.78	5.56	6.01

See pages 25 through 29 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2021, the Sub-adviser for the Morgan Stanley Pathway Ultra-Short Term Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2021, the Fund returned 0.61% compared to its benchmark, the FTSE 3-Month U.S. Treasury Bill Index xiv which returned 0.06%.

Overall interest rate strategies were positive for performance. A short exposure to U.S. duration contributed to performance as U.S. interest rates rose over the period. This was partially offset by exposure to Canadian interest rates as yields in Canada rose over the period. Overall spread sector strategies were positive for performance. Overall credit strategies were positive for performance, including security and sector selection within the investment grade corporate credit. Tactical positioning within high yield corporate credit detracted from performance as high yield spreads tightened. Select holdings of securitized credit, including non-Agency mortgage-backed securities and CMBS, were positive for performance. Overall currency strategies were neutral for performance.

The following graph depicts the performance of the FTSE 3-Month U.S. Treasury Bill Indexxiv vs. the Lipper Ultra-Short Obligations Funds Averagexxxi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021

ULTRA-SHORT TERM FIXED INCOME FUND^

Comparison of $10,000 Investment in the Fund with the FTSE 3-Month U.S. Treasury Bill Index and the Lipper
Ultra-Short Obligations Funds Average

^	Since inception March 9, 2016.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE 3-Month U.S. Treasury Bill Index**	Lipper Ultra- Short Obligations Funds Average**
Since inception 3/9/2016	1.85%	-0.15%	1.05%	1.75%
10 years	N/A	N/A	0.60	1.15
5 years	1.85	-0.12	1.13	1.58
3 years	1.68	-0.25	1.20	1.69
1 year	0.61	-1.38	0.06	0.63

See pages 25 through 29 for all footnotes.

Alternative Strategies Fund

ABOUT THE MANAGER

• Consulting Group Advisory Services, LLC
Consulting Group Advisory Services, LLC is a business of Morgan Stanley Wealth Management (“MSWM”). MSWM is one of the largest financial services firms in the U.S. with branch offices in all 50 states and the District of Columbia. MSWM’s advisory services are provided by its Consulting Group and Wealth Management Investment Resources business units.

During the fiscal one year period ending August 31, 2021, the Morgan Stanley Pathway Alternative Strategies Fund (“Fund”) returned 10.39% compared to its benchmark, the HFRX Global Hedge Fund Index xxi which returned 9.10%. Contributing to performance were exposures to strategies including commodity, event-driven and long short equity while exposures to market neutral and relative value detracted from relative performance.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2021 ALTERNATIVE STRATEGIES FUND^ Comparison of $10,000 Investment in the Fund with the HFRX Global Hedge Fund Index

^	Since inception February 15, 2018.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ALTERNATIVE STRATEGIES FUND Average Annual Total Returns for the Period Ended August 31, 2021†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	HFRX Global Hedge Fund Index
Since inception 2/15/2018	4.07%	2.01%	2.65%
10 years	N/A	N/A	2.25
5 years	N/A	N/A	3.94
3 years	5.24	3.21	4.20
1 year	10.39	8.22	9.10

See pages 25 through 29 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/wealth-investmentsolutions/cgcm/.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.00%.

**	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

i.	The S&P 500® Index tracks the performance of 500 widely held, large- capitalization US stocks. Please note that an investor cannot invest directly in an index.

ii.	The Russell 1000® Index measures the performance of the 1,000 largest US companies based on the market capitalization. Please note that an investor cannot invest directly in an index.

iii.	The U.S. large-cap Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iv.	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

v.	The Russell 2500® Index includes the smallest 2,500 US companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vi.	The U.S. small-cap Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vii.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

viii.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE® Index (Net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

ix.

The MSCI EAFE® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Please note that an investor cannot invest directly in an index.

x.	The MSCI EAFE® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Please note that an investor cannot invest directly in an index.

xi.	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xii.	The MSCI Emerging Markets Growth Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiii.	The MSCI Emerging Markets Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiv.	The FTSE 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization. Please note that an investor cannot invest directly in an index.

xv.

The Bloomberg U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS

(agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xvi.	The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Please note that an investor cannot invest directly in an index.

xvii.	The Bloomberg U.S. Corporate High Yield Bond Index measures the market of US dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xviii.	The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged market index comprised of all US Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Please note that an investor cannot invest directly in an index.

xix.	The Bloomberg U.S. Municipal Bond Index covers the US dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xx.	The FTSE Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the FTSE World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-US Dollar WGBI includes all WGBI markets except the United States and is stated in US dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxi.	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

xxii.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiii.

The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the

S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiv.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index (Net). The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxv.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvi.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvii.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxviii.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxix.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxx.	The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

xxxi.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Ultra short obligations funds invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

xxxii.	The Lipper Alternative Multi-Strategy Funds Average — These are equally weighted total returns using funds that by prospectus language seek total return through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments, and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2021 and held for the six months ended August 31, 2021.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expense Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	17.26%	$1,000.00	$1,172.60	0.47%	$2.57
Small-Mid Cap Equity Fund	8.27%	1,000.00	1,082.70	0.57%	2.99
International Equity Fund	10.06%	1,000.00	1,100.60	0.63%	3.34
Emerging Markets Equity Fund	-0.63%	1,000.00	993.70	0.80%	4.02
Core Fixed Income Fund	1.79%	1,000.00	1,017.90	0.53%	2.70
High Yield Fund	3.05%	1,000.00	1,030.50	0.74%	3.79
International Fixed Income Fund	1.00%	1,000.00	1,010.00	0.88%	4.46
Municipal Bond Fund	2.12%	1,000.00	1,021.20	0.69%	3.52
Inflation-Linked Fixed Income Fund	6.09%	1,000.00	1,060.90	0.84%	4.36
Ultra-Short Term Fixed Income Fund	0.00%	1,000.00	1,000.00	0.60%	3.02
Alternative Strategies Fund	4.07%	1,000.00	1,040.70	0.52%	2.67

(1)	For the six months ended August 31, 2021.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.00% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6-month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year/period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.84	0.47%	$2.40
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,022.33	0.57%	2.91
International Equity Fund	5.00%	1,000.00	1,022.03	0.63%	3.21
Emerging Markets Equity Fund	5.00%	1,000.00	1,021.17	0.80%	4.08
Core Fixed Income Fund	5.00%	1,000.00	1,022.53	0.53%	2.70
High Yield Fund	5.00%	1,000.00	1,021.48	0.74%	3.77
International Fixed Income Fund	5.00%	1,000.00	1,020.77	0.88%	4.48
Municipal Bond Fund	5.00%	1,000.00	1,021.73	0.69%	3.52
Inflation-Linked Fixed Income Fund	5.00%	1,000.00	1,020.97	0.84%	4.28
Ultra-Short Term Fixed Income Fund	5.00%	1,000.00	1,022.18	0.60%	3.06
Alternative Strategies Fund	5.00%	1,000.00	1,022.58	0.52%	2.65

(1)	For the six months ended August 31, 2021.
(2)	Annualized Expense Ratios are based on the most recent 6-month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2021

Large Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 97.1%

COMMUNICATION SERVICES — 9.8%

Diversified Telecommunication Services — 1.1%
188,432	AT&T Inc.	$5,166,805
186,738	Liberty Global PLC, Class C Shares*	5,411,667
28,892	Lumen Technologies Inc.	355,372
232,115	Verizon Communications Inc.	12,766,325

	Total Diversified Telecommunication Services	23,700,169

Entertainment — 2.0%
57,982	Activision Blizzard Inc.	4,775,977
16,555	Electronic Arts Inc.	2,403,952
736	Liberty Media Corp-Liberty Formula One, Class A Shares*	33,628
5,764	Liberty Media Corp-Liberty Formula One, Class C Shares*	291,313
3,391	Live Nation Entertainment Inc.*	294,000
600	Madison Square Garden Sports Corp., Class A Shares*	108,468
17,391	Netflix Inc.*	9,898,783
2,011	Playtika Holding Corp.*	53,070
3,037	Roku Inc., Class A Shares*	1,070,239
9,070	Sea Ltd., ADR*	3,068,562
7,758	Skillz Inc., Class A Shares*(a)	91,312
3,669	Spotify Technology SA*	859,793
3,011	Take-Two Interactive Software Inc.*	485,433
107,203	Walt Disney Co. (The)*	19,435,904
1,268	World Wrestling Entertainment Inc., Class A Shares(a)	66,075
28,483	Zynga Inc., Class A Shares*	252,075

	Total Entertainment	43,188,584

Interactive Media & Services — 5.6%
14,547	Alphabet Inc., Class A Shares*	42,098,291
7,482	Alphabet Inc., Class C Shares*	21,766,934
125,829	Facebook Inc., Class A Shares*	47,737,006
2,002	IAC/InterActiveCorp*	264,364
46,923	Match Group Inc.*	6,449,097
14,406	Pinterest Inc., Class A Shares*	800,541
2,723	TripAdvisor Inc.*	95,305
20,559	Twitter Inc.*	1,326,056
3,250	Vimeo Inc.*	123,890
1,606	Zillow Group Inc., Class A Shares*	153,534
4,320	Zillow Group Inc., Class C Shares*(a)	413,726

	Total Interactive Media & Services	121,228,744

Media — 1.0%
5,683	Altice USA Inc., Class A Shares*	155,942
134	Cable One Inc.	281,345
3,468	Charter Communications Inc., Class A Shares*	2,832,177
234,125	Comcast Corp., Class A Shares	14,206,705
4,326	Discovery Inc., Class A Shares*(a)	124,762
8,917	Discovery Inc., Class C Shares*(a)	246,020
6,757	DISH Network Corp., Class A Shares*	294,538
7,986	Fox Corp., Class A Shares	298,996
3,779	Fox Corp., Class B Shares	130,867
10,180	Interpublic Group of Cos., Inc. (The)	379,001
661	Liberty Broadband Corp., Class A Shares*	122,794
3,998	Liberty Broadband Corp., Class C Shares*	764,897
2,263	Liberty Media Corp-Liberty SiriusXM, Class A Shares*	112,018
4,349	Liberty Media Corp-Liberty SiriusXM, Class C Shares*	214,623

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 9.8% — (continued)

Media — 1.0% — (continued)
4,823	New York Times Co. (The), Class A Shares	$244,912
10,057	News Corp., Class A Shares	225,981
3,589	News Corp., Class B Shares	79,066
1,013	Nexstar Media Group Inc., Class A Shares	151,697
5,541	Omnicom Group Inc.	405,712
23,588	Sirius XM Holdings Inc.(a)	147,897
181	ViacomCBS Inc., Class A Shares	8,322
15,181	ViacomCBS Inc., Class B Shares	629,252

	Total Media	22,057,524

Wireless Telecommunication Services — 0.1%
15,539	T-Mobile US Inc.*	2,129,154

	TOTAL COMMUNICATION SERVICES	212,304,175

CONSUMER DISCRETIONARY — 12.6%

Auto Components — 0.3%
39,752	Adient PLC*	1,563,844
27,384	Aptiv PLC*	4,167,571
6,333	BorgWarner Inc.	270,292
7,182	Gentex Corp.	221,206
1,483	Lear Corp.	237,191
3,063	QuantumScape Corp., Class A Shares*(a)	67,386

	Total Auto Components	6,527,490

Automobiles — 0.9%
102,877	Ford Motor Co.*	1,340,487
36,261	General Motors Co.*	1,777,152
3,718	Harley-Davidson Inc.	146,973
20,457	Tesla Inc.*	15,050,624
1,368	Thor Industries Inc.	155,172

	Total Automobiles	18,470,408

Distributors — 0.4%
3,698	Genuine Parts Co.	451,859
126,602	LKQ Corp.*	6,670,659
1,024	Pool Corp.	506,163

	Total Distributors	7,628,681

Diversified Consumer Services — 0.1%
1,570	Bright Horizons Family Solutions Inc.*	228,843
3,896	Chegg Inc.*	324,225
2,473	Frontdoor Inc.*	107,873
1,049	Grand Canyon Education Inc.*	93,508
4,105	H&R Block Inc.	105,293
4,272	Service Corp. International	268,111
3,121	Terminix Global Holdings Inc.*	129,927

	Total Diversified Consumer Services	1,257,780

Hotels, Restaurants & Leisure — 1.8%
5,755	Aramark	200,216
5,057	Booking Holdings Inc.*	11,629,431
2,162	Boyd Gaming Corp.*	132,682
5,254	Caesars Entertainment Inc.*	533,964
22,446	Carnival Corp.*	541,846
759	Chipotle Mexican Grill Inc., Class A Shares*	1,444,627
983	Choice Hotels International Inc.	117,331
971	Churchill Downs Inc.	204,396

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.6% — (continued)

Hotels, Restaurants & Leisure — 1.8% — (continued)
3,435	Darden Restaurants Inc.	$517,483
1,029	Domino’s Pizza Inc.	531,880
8,002	DraftKings Inc., Class A Shares*(a)	474,439
3,839	Expedia Group Inc.*	554,736
7,206	Hilton Worldwide Holdings Inc.*	899,741
1,062	Hyatt Hotels Corp., Class A Shares*	78,153
8,771	Las Vegas Sands Corp.*	391,274
7,100	Marriott International Inc., Class A Shares*	959,494
1,097	Marriott Vacations Worldwide Corp.*	164,056
51,444	McDonald’s Corp.	12,215,892
10,753	MGM Resorts International	458,293
9,909	Norwegian Cruise Line Holdings Ltd.*(a)	256,049
4,113	Penn National Gaming Inc.*(a)	333,564
2,292	Planet Fitness Inc., Class A Shares*	186,340
5,792	Royal Caribbean Cruises Ltd.*	479,172
2,187	Six Flags Entertainment Corp.*	92,379
31,015	Starbucks Corp.	3,643,952
2,115	Travel + Leisure Co.	115,817
1,001	Vail Resorts Inc.*	305,155
3,860	Wendy’s Co. (The)	88,857
2,660	Wyndham Hotels & Resorts Inc.	193,382
2,828	Wynn Resorts Ltd.*	287,579
11,091	Yum China Holdings Inc.	682,762
7,688	Yum! Brands Inc.	1,007,359

	Total Hotels, Restaurants & Leisure	39,722,301

Household Durables — 0.5%
8,813	DR Horton Inc.	842,699
3,840	Garmin Ltd.	669,811
3,903	Leggett & Platt Inc.	188,866
7,148	Lennar Corp., Class A Shares	767,052
460	Lennar Corp., Class B Shares	40,259
1,523	Mohawk Industries Inc.*	301,188
9,936	Newell Brands Inc.	252,474
83	NVR Inc.*	429,935
7,062	PulteGroup Inc.	380,359
4,371	Tempur Sealy International Inc.	195,384
2,748	Toll Brothers Inc.	176,037
869	TopBuild Corp.*	190,129
27,042	Whirlpool Corp.	5,990,614

	Total Household Durables	10,424,807

Internet & Direct Marketing Retail — 3.9%
16,960	Alibaba Group Holding Ltd., ADR*	2,832,150
19,295	Amazon.com Inc.*	66,968,893
32,384	Chewy Inc., Class A Shares*(a)	2,853,678
2,210	DoorDash Inc., Class A Shares*(a)	422,994
123,545	eBay Inc.	9,480,843
3,337	Etsy Inc.*	721,660
182,929	Qurate Retail Inc., Class A Shares	2,017,707
1,985	Wayfair Inc., Class A Shares*(a)	557,289

	Total Internet & Direct Marketing Retail	85,855,214

Leisure Products — 0.1%
1,995	Brunswick Corp.	193,256

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.6% — (continued)

Leisure Products — 0.1% — (continued)
3,355	Hasbro Inc.	$329,830
1,316	Hayward Holdings Inc.*(a)	27,570
8,897	Mattel Inc.*	189,951
6,986	Peloton Interactive Inc., Class A Shares*	699,927
1,695	Polaris Inc.	202,993
2,254	YETI Holdings Inc.*	223,913

	Total Leisure Products	1,867,440

Multiline Retail — 1.1%
35,279	Dollar General Corp.	7,864,042
145,482	Dollar Tree Inc.*	13,171,940
3,789	Kohl’s Corp.(a)	217,489
3,084	Nordstrom Inc.*(a)	88,233
1,893	Ollie’s Bargain Outlet Holdings Inc.*(a)	137,015
13,114	Target Corp.	3,238,896

	Total Multiline Retail	24,717,615

Specialty Retail — 2.6%
15,457	Advance Auto Parts Inc.	3,135,452
1,226	AutoNation Inc.*	133,744
578	AutoZone Inc.*	895,409
6,489	Bath & Body Works Inc.	437,878
6,589	Best Buy Co., Inc.	767,684
1,716	Burlington Stores Inc.*	513,925
4,354	CarMax Inc.*	545,164
2,032	Carvana Co., Class A Shares*	666,618
1,527	Dick’s Sporting Goods Inc.	215,017
1,385	Five Below Inc.*	294,742
2,781	Floor & Decor Holdings Inc., Class A Shares*	342,897
2,365	Foot Locker Inc.	134,072
1,558	GameStop Corp., Class A Shares*(a)	340,018
5,906	Gap Inc. (The)	157,867
46,158	Home Depot Inc. (The)	15,055,816
2,516	Leslie’s Inc.*(a)	60,686
11,101	Lithia Motors Inc., Class A Shares	3,677,761
80,237	Lowe’s Cos., Inc.	16,359,522
1,794	O’Reilly Automotive Inc.*	1,065,780
558	Penske Automotive Group Inc.	50,181
1,115	Petco Health & Wellness Co., Inc., Class A Shares*(a)	24,006
452	RH*	316,703
9,231	Ross Stores Inc.	1,092,950
31,694	TJX Cos., Inc. (The)	2,304,788
19,672	Tractor Supply Co.	3,821,286
11,568	Ulta Beauty Inc.*	4,480,402
2,162	Victoria’s Secret & Co.*(a)	143,341
3,509	Vroom Inc.*(a)	94,252
2,028	Williams-Sonoma Inc.	378,628

	Total Specialty Retail	57,506,589

Textiles, Apparel & Luxury Goods — 0.9%
4,136	Capri Holdings Ltd.*	233,725
977	Carter’s Inc.	100,025
1,166	Columbia Sportswear Co.	118,944
735	Deckers Outdoor Corp.*	307,561
165,945	Hanesbrands Inc.	3,099,853

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.6% — (continued)

Textiles, Apparel & Luxury Goods — 0.9% — (continued)
3,001	lululemon athletica Inc.*	$1,200,910
78,744	NIKE Inc., Class B Shares	12,972,286
1,682	PVH Corp.*	176,257
1,066	Ralph Lauren Corp., Class A Shares	123,795
3,281	Skechers USA Inc., Class A Shares*(a)	165,461
7,279	Tapestry Inc.*	293,489
5,350	Under Armour Inc., Class A Shares*	123,799
5,519	Under Armour Inc., Class C Shares*	110,711
8,845	VF Corp.	676,377

	Total Textiles, Apparel & Luxury Goods	19,703,193

	TOTAL CONSUMER DISCRETIONARY	273,681,518

CONSUMER STAPLES — 4.4%

Beverages — 0.9%
26,460	Anheuser-Busch InBev SA, ADR(a)	1,620,675
265	Boston Beer Co., Inc. (The), Class A Shares*	151,106
1,309	Brown-Forman Corp., Class A Shares	86,656
4,770	Brown-Forman Corp., Class B Shares	334,949
102,421	Coca-Cola Co. (The)	5,767,327
4,252	Constellation Brands Inc., Class A Shares	897,767
17,846	Keurig Dr Pepper Inc.	636,567
4,392	Molson Coors Beverage Co., Class B Shares	208,752
44,734	Monster Beverage Corp.*	4,364,696
36,447	PepsiCo Inc.	5,699,946

	Total Beverages	19,768,441

Food & Staples Retailing — 1.2%
3,185	Albertsons Cos., Inc., Class A Shares(a)	96,697
1,084	Casey’s General Stores Inc.	221,743
23,195	Costco Wholesale Corp.	10,565,091
2,977	Grocery Outlet Holding Corp.*	77,491
19,208	Kroger Co. (The)	884,144
106,850	Sysco Corp.	8,510,602
5,735	US Foods Holding Corp.*	194,990
18,914	Walgreens Boots Alliance Inc.	959,886
37,842	Walmart Inc.	5,604,400

	Total Food & Staples Retailing	27,115,044

Food Products — 1.1%
129,435	Archer-Daniels-Midland Co.	7,766,100
1,687	Beyond Meat Inc.*(a)	201,833
3,929	Bunge Ltd.	297,464
5,118	Campbell Soup Co.(a)	213,574
214,872	Conagra Brands Inc.(a)	7,116,561
4,257	Darling Ingredients Inc.*	317,146
4,855	Flowers Foods Inc.	117,151
1,075	Freshpet Inc.*	137,750
16,043	General Mills Inc.	927,446
1,756	Hain Celestial Group Inc. (The)*(a)	65,692
3,897	Hershey Co. (The)	692,497
7,165	Hormel Foods Corp.	326,294
1,567	Ingredion Inc.	137,677
2,669	J.M. Smucker Co. (The)	330,075
6,630	Kellogg Co.	418,618
17,744	Kraft Heinz Co. (The)	638,606

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.4% — (continued)

Food Products — 1.1% — (continued)
3,819	Lamb Weston Holdings Inc.	$248,808
6,551	McCormick & Co., Inc.	565,286
36,781	Mondelez International Inc., Class A Shares	2,282,997
1,576	Pilgrim’s Pride Corp.*	43,876
1,623	Post Holdings Inc.*	181,630
8	Seaboard Corp.	34,037
7,594	Tyson Foods Inc., Class A Shares	596,281

	Total Food Products	23,657,399

Household Products — 0.6%
6,561	Church & Dwight Co., Inc.	548,893
3,315	Clorox Co. (The)	557,086
22,021	Colgate-Palmolive Co.	1,716,537
8,732	Kimberly-Clark Corp.	1,203,357
64,228	Procter & Gamble Co. (The)	9,145,425
1,441	Reynolds Consumer Products Inc.	40,752
1,140	Spectrum Brands Holdings Inc.	88,988

	Total Household Products	13,301,038

Personal Products — 0.3%
8,462	Coty Inc., Class A Shares*	82,674
18,079	Estee Lauder Cos., Inc. (The), Class A Shares	6,155,718
3,068	Herbalife Nutrition Ltd.*	157,511

	Total Personal Products	6,395,903

Tobacco — 0.3%
48,842	Altria Group Inc.	2,453,334
41,077	Philip Morris International Inc.	4,230,931

	Total Tobacco	6,684,265

	TOTAL CONSUMER STAPLES	96,922,090

ENERGY — 1.7%

Energy Equipment & Services — 0.1%
19,424	Baker Hughes Co., Class A Shares	442,479
23,431	Halliburton Co.	468,151
9,006	NOV Inc.*	118,609
37,678	Schlumberger NV	1,056,491

	Total Energy Equipment & Services	2,085,730

Oil, Gas & Consumable Fuels — 1.6%
8,284	Antero Midstream Corp.	79,609
9,979	APA Corp.	194,391
11,611	Cabot Oil & Gas Corp.(a)	184,499
6,482	Cheniere Energy Inc.*	566,916
51,034	Chevron Corp.	4,938,560
2,379	Cimarex Energy Co.	152,779
159,803	ConocoPhillips	8,873,861
1,596	Continental Resources Inc.(a)	62,691
17,768	Devon Energy Corp.	525,044
4,901	Diamondback Energy Inc.	378,063
2,537	DT Midstream Inc.*	117,894
15,395	EOG Resources Inc.	1,039,470
7,745	EQT Corp.*	141,966
111,715	Exxon Mobil Corp.	6,090,702
7,252	Hess Corp.	498,575
3,742	HollyFrontier Corp.	120,979

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 1.7% — (continued)

Oil, Gas & Consumable Fuels — 1.6% — (continued)
51,415	Kinder Morgan Inc.	$836,522
19,544	Marathon Oil Corp.	229,642
17,074	Marathon Petroleum Corp.	1,011,976
807	New Fortress Energy Inc., Class A Shares(a)	23,702
21,699	Occidental Petroleum Corp.	557,447
11,704	ONEOK Inc.	614,694
11,532	Phillips 66	819,810
5,689	Pioneer Natural Resources Co.	851,473
167,125	Suncor Energy Inc.	3,116,881
5,528	Targa Resources Corp.	242,790
155	Texas Pacific Land Corp.	210,760
10,756	Valero Energy Corp.	713,230
31,821	Williams Cos., Inc. (The)	785,661

	Total Oil, Gas & Consumable Fuels	33,980,587

	TOTAL ENERGY	36,066,317

FINANCIALS — 9.6%

Banks — 2.7%
198,932	Bank of America Corp.	8,305,411
1,161	Bank of Hawaii Corp.	97,303
3,100	Bank OZK(a)	131,533
603	BOK Financial Corp.	53,094
54,520	Citigroup Inc.	3,920,533
11,312	Citizens Financial Group Inc.	495,352
3,476	Comerica Inc.	256,911
3,087	Commerce Bancshares Inc.	218,313
1,428	Cullen/Frost Bankers Inc.	163,106
3,655	East West Bancorp Inc.	268,058
17,935	Fifth Third Bancorp	696,954
167	First Citizens BancShares Inc., Class A Shares(a)	149,916
4,133	First Hawaiian Inc.	115,352
14,584	First Horizon Corp.	239,032
4,738	First Republic Bank	942,578
7,759	FNB Corp.	90,625
38,886	Huntington Bancshares Inc.	603,900
79,341	JPMorgan Chase & Co.	12,690,593
25,539	KeyCorp	518,952
3,435	M&T Bank Corp.	480,934
3,217	PacWest Bancorp	136,883
10,351	People’s United Financial Inc.	170,067
2,185	Pinnacle Financial Partners Inc.	211,770
11,191	PNC Financial Services Group Inc. (The)	2,138,600
2,467	Popular Inc.	187,344
2,130	Prosperity Bancshares Inc.	148,844
25,232	Regions Financial Corp.	515,490
1,412	Signature Bank	366,174
4,477	Sterling Bancorp	102,479
1,425	SVB Financial Group*	797,288
3,860	Synovus Financial Corp.	166,366
156,825	Truist Financial Corp.	8,948,435
4,955	Umpqua Holdings Corp.	96,474
156,603	US Bancorp	8,987,446
2,233	Webster Financial Corp.	112,811
109,123	Wells Fargo & Co.	4,986,921
2,755	Western Alliance Bancorp	268,778
1,618	Wintrust Financial Corp.	121,091

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 9.6% — (continued)

Banks — 2.7% — (continued)
4,423	Zions Bancorp NA	$256,092

	Total Banks	59,157,803

Capital Markets — 3.4%
20,994	Affiliated Managers Group Inc.	3,571,289
34,357	Ameriprise Financial Inc.	9,376,369
4,761	Apollo Global Management Inc., Class A Shares	284,613
3,623	Ares Management Corp., Class A Shares	279,623
21,108	Bank of New York Mellon Corp. (The)	1,165,584
3,771	BlackRock Inc., Class A Shares	3,557,147
17,959	Blackstone Inc.	2,257,985
4,276	Carlyle Group Inc. (The)	211,149
2,785	Cboe Global Markets Inc.	351,328
41,377	Charles Schwab Corp. (The)	3,014,314
9,385	CME Group Inc., Class A Shares	1,893,142
1,126	Evercore Inc., Class A Shares	157,235
970	FactSet Research Systems Inc.	368,813
7,826	Franklin Resources Inc.	253,875
8,705	Goldman Sachs Group Inc. (The)	3,599,604
2,142	Interactive Brokers Group Inc., Class A Shares	138,459
87,524	Intercontinental Exchange Inc.	10,461,744
8,491	Invesco Ltd.	214,992
2,189	Janus Henderson Group PLC	94,915
5,894	Jefferies Financial Group Inc.	217,842
14,905	KKR & Co., Inc.	958,242
3,171	Lazard Ltd., Class A Shares	150,305
2,161	LPL Financial Holdings Inc.	319,504
966	MarketAxess Holdings Inc.	459,739
4,279	Moody’s Corp.	1,629,315
36,623	Morgan Stanley(b)	3,824,540
638	Morningstar Inc.	170,978
13,454	MSCI Inc., Class A Shares	8,537,639
3,022	Nasdaq Inc.	591,647
5,410	Northern Trust Corp.	641,193
3,241	Raymond James Financial Inc.	453,416
25,868	S&P Global Inc.	11,480,736
2,886	SEI Investments Co.	181,270
9,248	State Street Corp.	859,232
2,687	Stifel Financial Corp.(a)	185,672
5,977	T. Rowe Price Group Inc.	1,338,071
2,818	Tradeweb Markets Inc., Class A Shares	245,194
2,668	Virtu Financial Inc., Class A Shares	65,313

	Total Capital Markets	73,562,028

Consumer Finance — 0.7%
9,865	Ally Financial Inc.	521,858
17,191	American Express Co.	2,853,018
11,821	Capital One Financial Corp.	1,961,931
201	Credit Acceptance Corp.*(a)	116,516
61,103	Discover Financial Services	7,834,627
2,455	OneMain Holdings Inc., Class A Shares	141,973
1,291	Santander Consumer USA Holdings Inc.(a)	53,873
8,157	SLM Corp.	152,944
15,108	Synchrony Financial	751,623
168	Upstart Holdings Inc.*(a)	38,492

	Total Consumer Finance	14,426,855

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 9.6% — (continued)

Diversified Financial Services — 0.7%
49,474	Berkshire Hathaway Inc., Class B Shares*	$14,138,185
9,408	Equitable Holdings Inc.	291,742
2,974	Voya Financial Inc.	193,251

	Total Diversified Financial Services	14,623,178

Insurance — 2.1%
17,500	Aflac Inc.	991,900
355	Alleghany Corp.*	240,225
7,771	Allstate Corp. (The)	1,051,261
1,836	American Financial Group Inc.	253,258
148,485	American International Group Inc.	8,101,342
5,900	Aon PLC, Class A Shares	1,692,474
10,384	Arch Capital Group Ltd.*	426,782
5,344	Arthur J. Gallagher & Co.	767,505
25,391	Assurant Inc.	4,319,263
1,927	Assured Guaranty Ltd.	96,080
3,331	Athene Holding Ltd., Class A Shares*	223,077
1,644	Axis Capital Holdings Ltd.	84,124
1,952	Brighthouse Financial Inc.*	95,570
6,159	Brown & Brown Inc.	357,530
11,806	Chubb Ltd.	2,171,360
3,954	Cincinnati Financial Corp.	487,924
826	CNA Financial Corp.	36,633
717	Erie Indemnity Co., Class A Shares	126,974
1,126	Everest Re Group Ltd.	298,277
7,281	Fidelity National Financial Inc.	355,531
2,597	First American Financial Corp.	183,166
2,716	Globe Life Inc.	260,926
2,807	GoHealth Inc., Class A Shares*	13,642
830	Hanover Insurance Group Inc. (The)	117,287
9,442	Hartford Financial Services Group Inc. (The)	634,691
1,386	Kemper Corp.	95,080
1,212	Lemonade Inc.*(a)	91,554
90,280	Lincoln National Corp.	6,197,722
5,467	Loews Corp.	305,441
357	Markel Corp.*	453,479
13,377	Marsh & McLennan Cos., Inc.	2,102,864
827	Mercury General Corp.	49,380
130,825	MetLife Inc.	8,111,150
6,738	Old Republic International Corp.	175,188
1,056	Primerica Inc.	161,505
6,910	Principal Financial Group Inc.	461,657
15,406	Progressive Corp. (The)	1,484,214
10,433	Prudential Financial Inc.	1,104,646
1,634	Reinsurance Group of America Inc., Class A Shares	189,250
1,287	RenaissanceRe Holdings Ltd.	201,712
6,683	Travelers Cos., Inc. (The)	1,067,342
5,702	Unum Group	151,787
85	White Mountains Insurance Group Ltd.	95,269
3,399	Willis Towers Watson PLC	750,227
3,925	WR Berkley Corp.	295,592

	Total Insurance	46,931,861

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 9.6% — (continued)

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
14,044	AGNC Investment Corp.	$229,058
37,037	Annaly Capital Management Inc.	321,852
9,809	New Residential Investment Corp.	107,114
7,983	Starwood Property Trust Inc.	205,961

	Total Mortgage Real Estate Investment Trusts (REITs)	863,985

Thrifts & Mortgage Finance — 0.0%
7,432	MGIC Investment Corp.	113,487
13,789	New York Community Bancorp Inc.	172,638
4,414	Rocket Cos., Inc., Class A Shares(a)	76,583
1,501	TFS Financial Corp.	30,005
3,552	UWM Holdings Corp.(a)	26,107

	Total Thrifts & Mortgage Finance	418,820

	TOTAL FINANCIALS	209,984,530

HEALTH CARE — 13.6%

Biotechnology — 1.6%
46,606	AbbVie Inc.	5,629,073
1,377	Acceleron Pharma Inc.*	184,353
3,048	Alnylam Pharmaceuticals Inc.*	613,959
15,160	Amgen Inc.	3,419,035
3,928	Biogen Inc.*	1,331,238
64,668	BioMarin Pharmaceutical Inc.*	5,445,692
1,399	CureVac NV*(a)	92,096
41,369	Exact Sciences Corp.*	4,318,096
7,868	Exelixis Inc.*	150,829
33,115	Gilead Sciences Inc.	2,410,110
5,751	Horizon Therapeutics PLC*	621,626
4,864	Incyte Corp.*	372,047
4,049	Ionis Pharmaceuticals Inc.*	160,988
4,411	Iovance Biotherapeutics Inc.*	106,173
1,034	Mirati Therapeutics Inc.*	175,501
8,923	Moderna Inc.*	3,361,205
2,062	Natera Inc.*	244,203
2,458	Neurocrine Biosciences Inc.*	234,002
1,946	Novavax Inc.*(a)	464,199
2,682	Regeneron Pharmaceuticals Inc.*	1,806,059
1,478	Sage Therapeutics Inc.*	68,298
22,339	Sarepta Therapeutics Inc.*	1,745,123
3,527	Seagen Inc.*	591,125
1,698	Ultragenyx Pharmaceutical Inc.*	163,500
1,081	United Therapeutics Corp.*	232,285
6,833	Vertex Pharmaceuticals Inc.*	1,368,581

	Total Biotechnology	35,309,396

Health Care Equipment & Supplies — 3.9%
45,820	Abbott Laboratories	5,790,273
13,101	ABIOMED Inc.*	4,768,240
39,270	Alcon Inc.	3,238,597
10,484	Align Technology Inc.*	7,433,156
64,473	Baxter International Inc.	4,914,132
7,621	Becton Dickinson and Co.	1,918,206
37,413	Boston Scientific Corp.*	1,689,197
1,251	Cooper Cos., Inc. (The)	563,838
16,647	Danaher Corp.	5,396,292
5,737	DENTSPLY SIRONA Inc.	353,973

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 13.6% — (continued)

Health Care Equipment & Supplies — 3.9% — (continued)
2,541	DexCom Inc.*	$1,345,256
55,041	Edwards Lifesciences Corp.*	6,449,704
4,641	Envista Holdings Corp.*	198,588
2,160	Globus Medical Inc., Class A Shares*	176,256
1,652	Hill-Rom Holdings Inc.	240,498
6,351	Hologic Inc.*	502,682
426	ICU Medical Inc.*	84,923
7,976	IDEXX Laboratories Inc.*	5,373,910
1,732	Insulet Corp.*	515,807
1,619	Integra LifeSciences Holdings Corp.*	121,797
5,347	Intuitive Surgical Inc.*	5,633,385
1,407	Masimo Corp.*	382,057
158,648	Medtronic PLC	21,176,335
2,783	Novocure Ltd.*	373,506
910	Penumbra Inc.*	250,205
1,074	Quidel Corp.*(a)	138,492
3,786	ResMed Inc.	1,099,947
2,588	STERIS PLC	556,446
9,168	Stryker Corp.	2,540,453
1,410	Tandem Diabetes Care Inc.*	158,160
1,227	Teleflex Inc.	485,229
1,938	West Pharmaceutical Services Inc.	875,240
5,473	Zimmer Biomet Holdings Inc.	823,413

	Total Health Care Equipment & Supplies	85,568,193

Health Care Providers & Services — 3.5%
2,475	Acadia Healthcare Co., Inc.*	163,647
1,321	agilon health Inc.*(a)	46,235
830	Amedisys Inc.*	152,263
3,849	AmerisourceBergen Corp., Class A Shares	470,386
6,461	Anthem Inc.	2,423,715
136,826	Cardinal Health Inc.	7,181,997
101,979	Centene Corp.*	6,422,637
421	Chemed Corp.	200,691
63,464	Cigna Corp.	13,432,156
115,126	CVS Health Corp.	9,945,735
1,871	DaVita Inc.*	244,671
2,467	Encompass Health Corp.	193,536
2,487	Guardant Health Inc.*	316,520
34,923	HCA Healthcare Inc.	8,834,821
3,736	Henry Schein Inc.*	282,404
3,401	Humana Inc.	1,378,833
2,528	Laboratory Corp. of America Holdings*	766,945
4,207	McKesson Corp.	858,817
1,552	Molina Healthcare Inc.*	417,131
2,407	Oak Street Health Inc.*(a)	112,479
3,170	Premier Inc., Class A Shares	117,861
3,282	Quest Diagnostics Inc.	501,588
227	Signify Health Inc., Class A Shares*	5,900
48,445	UnitedHealth Group Inc.	20,166,200
2,091	Universal Health Services Inc., Class B Shares	325,694

	Total Health Care Providers & Services	74,962,862

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 13.6% — (continued)

Health Care Technology — 0.1%
7,944	Cerner Corp.	$606,524
847	Certara Inc.*	28,434
6,869	Change Healthcare Inc.*	149,950
3,863	Teladoc Health Inc.*(a)	557,894
3,677	Veeva Systems Inc., Class A Shares*	1,220,691

	Total Health Care Technology	2,563,493

Life Sciences Tools & Services — 1.4%
2,203	10X Genomics Inc., Class A Shares*	387,552
2,867	Adaptive Biotechnologies Corp.*	104,130
8,060	Agilent Technologies Inc.	1,414,288
15,277	Avantor Inc.*	602,525
596	Bio-Rad Laboratories Inc., Class A Shares*	479,673
982	Bio-Techne Corp.	490,156
3,044	Bruker Corp.	268,816
1,290	Charles River Laboratories International Inc.*	572,579
13,345	Illumina Inc.*	6,100,800
5,023	IQVIA Holdings Inc.*	1,304,624
1,757	Maravai LifeSciences Holdings Inc., Class A Shares*	103,979
610	Mettler-Toledo International Inc.*	947,226
3,109	PerkinElmer Inc.	574,543
3,780	PPD Inc.*	175,052
5,898	QIAGEN NV*	329,226
1,371	Repligen Corp.*	387,966
113,064	Sotera Health Co.*	2,765,546
2,680	Syneos Health Inc., Class A Shares*	248,650
21,034	Thermo Fisher Scientific Inc.	11,672,818
1,616	Waters Corp.*	669,056

	Total Life Sciences Tools & Services	29,599,205

Pharmaceuticals — 3.1%
58,927	Bristol-Myers Squibb Co.	3,939,859
4,195	Catalent Inc.*	547,196
11,827	Elanco Animal Health Inc.*	394,785
33,447	Eli Lilly & Co.	8,639,025
1,528	Jazz Pharmaceuticals PLC*	201,253
107,806	Johnson & Johnson	18,664,453
153,630	Merck & Co., Inc.	11,720,433
5,112	Nektar Therapeutics, Class A Shares*(a)	79,134
6,683	Organon & Co.	226,487
3,555	Perrigo Co. PLC	145,577
147,267	Pfizer Inc.	6,784,591
8,624	Royalty Pharma PLC, Class A Shares	333,317
493,071	Viatris Inc.	7,213,629
40,194	Zoetis Inc., Class A Shares	8,222,085

	Total Pharmaceuticals	67,111,824

	TOTAL HEALTH CARE	295,114,973

INDUSTRIALS — 9.5%

Aerospace & Defense — 1.5%
1,650	Axon Enterprise Inc.*	300,086
14,126	Boeing Co. (The)*	3,100,657
2,831	BWX Technologies Inc.	162,584
911	Curtiss-Wright Corp.	110,942
6,632	General Dynamics Corp.	1,328,456

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 9.5% — (continued)

Aerospace & Defense — 1.5% — (continued)
1,318	HEICO Corp.	$167,149
2,086	HEICO Corp., Class A Shares	238,305
1,987	Hexcel Corp.*(a)	112,683
10,331	Howmet Aerospace Inc.	328,009
994	Huntington Ingalls Industries Inc.	202,945
5,388	L3Harris Technologies Inc.	1,255,458
6,533	Lockheed Martin Corp.	2,350,573
1,616	Mercury Systems Inc.*	81,414
22,781	Northrop Grumman Corp.	8,376,574
157,386	Raytheon Technologies Corp.	13,340,037
2,933	Spirit AeroSystems Holdings Inc., Class A Shares	115,091
5,812	Textron Inc.	422,358
1,347	TransDigm Group Inc.*	818,262
3,784	Virgin Galactic Holdings Inc.*(a)	102,584

	Total Aerospace & Defense	32,914,167

Air Freight & Logistics — 0.7%
3,482	CH Robinson Worldwide Inc.	313,589
4,458	Expeditors International of Washington Inc.	555,645
6,466	FedEx Corp.	1,717,952
48,223	GXO Logistics Inc.*	3,944,159
44,737	United Parcel Service Inc., Class B Shares	8,751,899

	Total Air Freight & Logistics	15,283,244

Airlines — 0.1%
3,030	Alaska Air Group Inc.*	173,740
16,990	American Airlines Group Inc.*(a)	338,781
893	Copa Holdings SA, Class A Shares*	67,198
16,841	Delta Air Lines Inc.*	681,050
7,862	JetBlue Airways Corp.*	118,952
15,569	Southwest Airlines Co.*	775,025
8,748	United Airlines Holdings Inc.*	406,870

	Total Airlines	2,561,616

Building Products — 0.7%
1,482	Advanced Drainage Systems Inc.	169,170
2,374	Allegion PLC	341,832
3,615	AO Smith Corp.	262,883
46,875	Armstrong World Industries Inc.	4,871,719
2,837	AZEK Co., Inc. (The), Class A Shares*	120,544
5,399	Builders FirstSource Inc.*	287,713
1,283	Carlisle Cos., Inc.	270,380
22,940	Carrier Global Corp.	1,321,344
3,636	Fortune Brands Home & Security Inc.	354,037
18,873	Johnson Controls International PLC	1,411,700
893	Lennox International Inc.(a)	299,316
6,636	Masco Corp.	402,938
2,601	Owens Corning	248,526
26,744	Trane Technologies PLC	5,308,684
3,320	Trex Co., Inc.*	364,403

	Total Building Products	16,035,189

Commercial Services & Supplies — 0.7%
5,993	ADT Inc.	51,300
2,332	Cintas Corp.	922,936
1,107	Clean Harbors Inc.*	113,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 9.5% — (continued)

Commercial Services & Supplies — 0.7% — (continued)
5,665	Copart Inc.*	$817,573
1,107	Driven Brands Holdings Inc.*(a)	33,077
3,928	IAA Inc.*	208,655
852	MSA Safety Inc.	138,740
5,536	Republic Services Inc., Class A Shares	687,184
6,568	Rollins Inc.	255,627
2,749	Stericycle Inc.*	191,330
73,621	Waste Management Inc.	11,419,353

	Total Commercial Services & Supplies	14,839,375

Construction & Engineering — 0.0%
3,849	AECOM*	252,340
1,479	MasTec Inc.*	135,240
3,481	Quanta Services Inc.	355,410
457	Valmont Industries Inc.	113,729

	Total Construction & Engineering	856,719

Electrical Equipment — 0.6%
861	Acuity Brands Inc.	158,880
5,977	AMETEK Inc.	812,693
105,955	Bloom Energy Corp., Class A Shares*(a)	2,269,556
3,296	ChargePoint Holdings Inc.*(a)	69,710
30,049	Eaton Corp. PLC	5,059,050
15,736	Emerson Electric Co.	1,660,148
1,631	Generac Holdings Inc.*	712,714
1,395	Hubbell Inc., Class B Shares	287,524
4,394	nVent Electric PLC	150,978
13,187	Plug Power Inc.*(a)	343,653
1,029	Regal Beloit Corp.(a)	153,753
3,062	Rockwell Automation Inc.	996,528
4,172	Sensata Technologies Holding PLC*	246,899
2,140	Shoals Technologies Group Inc., Class A Shares*	69,700
5,252	Sunrun Inc.*	232,401
7,408	Vertiv Holdings Co., Class A Shares	208,683

	Total Electrical Equipment	13,432,870

Industrial Conglomerates — 0.9%
15,257	3M Co.	2,971,148
28,781	General Electric Co.	3,033,805
48,074	Honeywell International Inc.	11,148,841
2,752	Roper Technologies Inc.	1,329,987

	Total Industrial Conglomerates	18,483,781

Machinery — 1.2%
1,599	AGCO Corp.	220,054
2,505	Allison Transmission Holdings Inc.(a)	92,635
14,500	Caterpillar Inc.	3,057,615
3,538	Colfax Corp.*(a)	170,425
1,067	Crane Co.	108,589
3,851	Cummins Inc.	908,759
7,436	Deere & Co.	2,811,031
3,119	Donaldson Co., Inc.	211,312
43,092	Dover Corp.	7,513,521
4,009	Flowserve Corp.(a)	155,830
8,610	Fortive Corp.	636,021

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 9.5% — (continued)

Machinery — 1.2% — (continued)
1,535	Gates Industrial Corp. PLC*	$25,143
4,347	Graco Inc.	340,892
1,989	IDEX Corp.	445,536
8,296	Illinois Tool Works Inc.	1,931,807
9,881	Ingersoll Rand Inc.*	523,891
2,266	ITT Inc.	216,788
1,386	Lincoln Electric Holdings Inc.	193,500
1,510	Middleby Corp. (The)*	276,239
1,613	Nordson Corp.	384,862
1,965	Oshkosh Corp.	225,150
11,472	Otis Worldwide Corp.	1,057,948
8,961	PACCAR Inc.	733,637
3,494	Parker-Hannifin Corp.	1,036,565
4,262	Pentair PLC	328,856
1,334	Snap-on Inc.	300,083
4,254	Stanley Black & Decker Inc.	822,171
1,488	Timken Co. (The)	109,428
2,795	Toro Co. (The)	307,282
4,684	Westinghouse Air Brake Technologies Corp.	420,576
1,377	Woodward Inc.	166,534
4,724	Xylem Inc.	643,928

	Total Machinery	26,376,608

Marine — 0.0%
1,722	Kirby Corp.*	92,282

Professional Services — 0.9%
3,882	Booz Allen Hamilton Holding Corp., Class A Shares	317,975
585	CACI International Inc., Class A Shares*	150,661
10,857	Clarivate PLC*	273,488
54,553	CoStar Group Inc.*	4,622,821
4,458	Dun & Bradstreet Holdings Inc.*	81,715
3,127	Equifax Inc.	851,357
866	FTI Consulting Inc.*	120,989
46,031	IHS Markit Ltd.	5,551,339
3,396	Jacobs Engineering Group Inc.	458,324
3,793	Leidos Holdings Inc.	372,131
1,459	ManpowerGroup Inc.	177,152
8,892	Nielsen Holdings PLC	190,822
2,978	Robert Half International Inc.	307,925
1,327	Science Applications International Corp.	111,773
5,017	TransUnion	609,716
26,259	Verisk Analytics Inc., Class A Shares	5,298,016

	Total Professional Services	19,496,204

Road & Rail — 1.1%
252	AMERCO	166,610
59,727	CSX Corp.	1,942,919
2,236	JB Hunt Transport Services Inc.	396,666
2,394	Kansas City Southern	671,924
4,236	Knight-Swift Transportation Holdings Inc., Class A Shares	219,975
898	Landstar System Inc.	150,891
7,389	Lyft Inc., Class A Shares*	351,790
19,481	Norfolk Southern Corp.	4,939,213
2,791	Old Dominion Freight Line Inc.	805,818
1,485	Ryder System Inc.	118,043

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 9.5% — (continued)

Road & Rail — 1.2% — (continued)
1,656	Schneider National Inc., Class B Shares	$37,326
944	TuSimple Holdings Inc., Class A Shares*(a)	39,516
229,088	Uber Technologies Inc.*	8,966,504
17,524	Union Pacific Corp.	3,799,904
2,383	XPO Logistics Inc.*	207,107

	Total Road & Rail	22,814,206

Trading Companies & Distributors — 1.1%
71,575	AerCap Holdings NV*	3,860,040
59,120	Air Lease Corp., Class A Shares	2,349,429
15,045	Fastenal Co.	840,263
993	MSC Industrial Direct Co., Inc., Class A Shares	83,620
1,161	SiteOne Landscape Supply Inc.*	232,316
26,388	United Rentals Inc.*	9,305,728
85,398	Univar Solutions Inc.*	2,016,247
826	Watsco Inc.	229,975
9,510	WW Grainger Inc.	4,124,487

	Total Trading Companies & Distributors	23,042,105

	TOTAL INDUSTRIALS	206,228,366

INFORMATION TECHNOLOGY — 28.7%

Communications Equipment — 1.1%
1,639	Arista Networks Inc.*	605,660
4,418	Ciena Corp.*	252,400
227,779	Cisco Systems Inc.	13,443,517
77,087	CommScope Holding Co., Inc.*	1,217,975
1,507	F5 Networks Inc.*(a)	306,780
8,703	Juniper Networks Inc.	252,213
2,060	Lumentum Holdings Inc.*	178,478
32,842	Motorola Solutions Inc.	8,020,673
142	Ubiquiti Inc.	46,201
1,717	ViaSat Inc.*(a)	88,666

	Total Communications Equipment	24,412,563

Electronic Equipment, Instruments & Components — 1.1%
15,422	Amphenol Corp., Class A Shares	1,181,788
36,061	Arrow Electronics Inc.*	4,371,314
2,133	Avnet Inc.	86,301
16,647	CDW Corp.	3,339,555
4,393	Cognex Corp.	389,308
573	Coherent Inc.*	144,780
20,610	Corning Inc.	824,194
203,645	Flex Ltd.*	3,783,724
1,049	IPG Photonics Corp.*	179,043
3,660	Jabil Inc.	226,115
4,884	Keysight Technologies Inc.*	876,092
672	Littelfuse Inc.	191,789
4,017	National Instruments Corp.	167,991
22,901	SYNNEX Corp.	2,910,030
1,200	Teledyne Technologies Inc.*	556,056
6,586	Trimble Inc.*	620,533
4,395	Vontier Corp.	159,846
8,240	Zebra Technologies Corp., Class A Shares*	4,838,281

	Total Electronic Equipment, Instruments & Components	24,846,740

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 28.7% — (continued)

IT Services — 6.5%
16,776	Accenture PLC, Class A Shares	$5,646,131
23,638	Akamai Technologies Inc.*	2,677,003
26,878	Alliance Data Systems Corp.	2,637,001
3,412	Amdocs Ltd.	262,826
11,219	Automatic Data Processing Inc.	2,345,220
3,027	Broadridge Financial Solutions Inc.	521,310
6,623	Cloudflare Inc., Class A Shares*	799,661
101,605	Cognizant Technology Solutions Corp., Class A Shares	7,753,478
22,943	Concentrix Corp.*	3,978,087
7,317	DXC Technology Co.*	268,680
1,476	EPAM Systems Inc.*	934,028
1,459	Euronet Worldwide Inc.*	194,383
2,785	Fastly Inc., Class A Shares*(a)	121,426
91,781	Fidelity National Information Services Inc.	11,726,858
155,041	Fiserv Inc.*	18,262,279
2,114	FleetCor Technologies Inc.*	556,574
2,131	Gartner Inc.*	657,925
4,386	Genpact Ltd.	227,546
7,733	Global Payments Inc.	1,257,695
935	Globant SA*	301,332
4,421	GoDaddy Inc., Class A Shares*	324,103
23,573	International Business Machines Corp.	3,308,235
1,998	Jack Henry & Associates Inc.	352,407
61,025	LiveRamp Holdings Inc.*	2,990,225
23,082	MasterCard Inc., Class A Shares	7,991,681
1,355	MongoDB Inc., Class A Shares*	530,930
3,273	Okta Inc., Class A Shares*	862,763
8,472	Paychex Inc.	969,790
57,093	PayPal Holdings Inc.*	16,480,465
8,127	Paysafe Ltd.*(a)	68,754
7,975	Sabre Corp.*	89,559
1,131	Shift4 Payments Inc., Class A Shares*	96,938
3,147	Snowflake Inc., Class A Shares*	957,789
646	SolarWinds Corp.	11,027
27,861	Square Inc., Class A Shares*	7,468,698
5,826	StoneCo Ltd., Class A Shares*	271,142
3,785	Switch Inc., Class A Shares	93,906
4,269	Twilio Inc., Class A Shares*	1,523,862
15,973	VeriSign Inc.*	3,454,321
135,948	Visa Inc., Class A Shares	31,145,687
10,789	Western Union Co. (The)	233,474
1,273	WEX Inc.*	233,685
1,405	Wix.com Ltd.*	312,022

	Total IT Services	140,900,906

Semiconductors & Semiconductor Equipment — 5.8%
31,683	Advanced Micro Devices Inc.*	3,507,942
2,193	Allegro MicroSystems Inc.*	65,900
89,780	Analog Devices Inc.	14,629,651
24,148	Applied Materials Inc.	3,263,119
4,070	ASML Holding NV, ADR	3,390,473
38,703	Broadcom Inc.	19,243,519
1,928	Brooks Automation Inc.	163,803
1,290	Cirrus Logic Inc.*	107,934
3,205	Cree Inc.*(a)	272,361

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 28.7% — (continued)

Semiconductors & Semiconductor Equipment — 5.8% — (continued)
23,556	Enphase Energy Inc.*	$4,092,384
3,537	Entegris Inc.	424,935
2,973	First Solar Inc.*	279,462
106,627	Intel Corp.	5,764,256
4,043	KLA Corp.	1,374,458
3,757	Lam Research Corp.	2,272,309
21,280	Marvell Technology Inc.	1,302,123
6,599	Microchip Technology Inc.	1,038,419
29,383	Micron Technology Inc.*	2,165,527
1,609	MKS Instruments Inc.	236,813
1,138	Monolithic Power Systems Inc.	563,230
137,608	NVIDIA Corp.	30,803,551
21,287	NXP Semiconductors NV	4,579,472
11,589	ON Semiconductor Corp.*	514,088
2,887	Qorvo Inc.*	542,842
64,668	QUALCOMM Inc.	9,486,149
52,595	Skyworks Solutions Inc.	9,649,079
4,212	Teradyne Inc.	511,505
24,365	Texas Instruments Inc.	4,651,522
1,113	Universal Display Corp.	232,161
6,701	Xilinx Inc.	1,042,608

	Total Semiconductors & Semiconductor Equipment	126,171,595

Software — 10.0%
37,147	Adobe Inc.*	24,654,464
1,521	Alteryx Inc., Class A Shares*	112,508
3,742	Anaplan Inc.*	224,445
2,358	ANSYS Inc.*	861,519
1,753	Aspen Technology Inc.*	227,013
15,938	Atlassian Corp. PLC, Class A Shares*	5,850,202
5,799	Autodesk Inc.*	1,798,212
2,297	Avalara Inc.*	412,771
3,552	Bentley Systems Inc., Class B Shares	229,068
2,064	Bill.com Holdings Inc.*(a)	566,341
3,891	Black Knight Inc.*	294,432
348	C3.ai Inc., Class A Shares*(a)	17,936
7,283	Cadence Design Systems Inc.*	1,190,625
2,882	CDK Global Inc.	119,891
3,522	Ceridian HCM Holding Inc.*	395,697
3,255	Citrix Systems Inc.	334,842
2,010	Coupa Software Inc.*	492,068
4,228	Crowdstrike Holdings Inc., Class A Shares*	1,188,068
5,972	Datadog Inc., Class A Shares*	822,942
24	Datto Holding Corp.*	612
20,952	DocuSign Inc., Class A Shares*	6,206,820
1,598	Dolby Laboratories Inc., Class A Shares	158,378
788	DoubleVerify Holdings Inc.*	28,628
8,031	Dropbox Inc., Class A Shares*	254,663
1,889	Duck Creek Technologies Inc.*	88,084
4,749	Dynatrace Inc.*	326,399
1,680	Elastic NV*	268,044
1,028	Everbridge Inc.*	161,365
739	Fair Isaac Corp.*	339,748
5,842	FireEye Inc.*	106,266
1,780	Five9 Inc.*	281,649

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 28.7% — (continued)

Software — 10.0% — (continued)
3,512	Fortinet Inc.*	$1,106,772
2,122	Guidewire Software Inc.*	251,372
1,174	HubSpot Inc.*	803,568
18,544	Intuit Inc.	10,497,944
1,614	Jamf Holding Corp.*	56,732
1,575	Manhattan Associates Inc.*	256,709
1,105	McAfee Corp., Class A Shares	29,349
3,394	Medallia Inc.*	114,615
239,112	Microsoft Corp.	72,183,131
646	N-Able Inc.*	8,740
1,158	nCino Inc.*	71,808
2,949	NCR Corp.*	125,274
1,533	New Relic Inc.*	122,594
238,261	NortonLifeLock Inc.	6,328,212
7,347	Nuance Communications Inc.*	404,452
29,312	Nutanix Inc., Class A Shares*	1,081,906
122,321	Oracle Corp.	10,902,471
42,812	Palantir Technologies Inc., Class A Shares*	1,127,668
15,638	Palo Alto Networks Inc.*	7,209,744
1,396	Paycom Software Inc.*	682,504
1,000	Paylocity Holding Corp.*	269,200
936	Pegasystems Inc.	128,822
1,431	Proofpoint Inc.*(c)	251,713
2,755	PTC Inc.*	362,723
21,904	RingCentral Inc., Class A Shares*	5,525,503
71,333	salesforce.com Inc.*	18,922,505
15,671	ServiceNow Inc.*	10,086,482
3,277	Smartsheet Inc., Class A Shares*	260,751
52,324	Splunk Inc.*	7,998,770
5,933	SS&C Technologies Holdings Inc.	448,891
3,995	Synopsys Inc.*	1,327,299
2,455	Teradata Corp.*(a)	134,264
11,420	Trade Desk Inc. (The), Class A Shares*	914,171
1,104	Tyler Technologies Inc.*	536,213
20,980	UiPath Inc., Class A Shares*(a)	1,325,936
3,877	Unity Software Inc.*	491,410
7,791	VMware Inc., Class A Shares*(a)	1,159,846
16,288	Workday Inc., Class A Shares*	4,449,230
3,048	Zendesk Inc.*	376,733
5,629	Zoom Video Communications Inc., Class A Shares*	1,629,595
2,054	Zscaler Inc.*	571,710

	Total Software	218,551,032

Technology Hardware, Storage & Peripherals — 4.2%
484,957	Apple Inc.	73,631,021
90,937	Dell Technologies Inc., Class C Shares*	8,862,720
35,890	Hewlett Packard Enterprise Co.	554,859
32,876	HP Inc.	977,732
5,651	NetApp Inc.	502,544
6,763	Pure Storage Inc., Class A Shares*	174,688
86,236	Western Digital Corp.*	5,450,115
4,044	Xerox Holdings Corp.	91,031

	Total Technology Hardware, Storage & Peripherals	90,244,710

	TOTAL INFORMATION TECHNOLOGY	625,127,546

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 2.5%

Chemicals — 1.1%
5,830	Air Products & Chemicals Inc.	$1,571,243
3,207	Albemarle Corp.	759,225
1,389	Ashland Global Holdings Inc.(a)	126,552
5,230	Axalta Coating Systems Ltd.*	159,724
3,004	Celanese Corp., Class A Shares	476,434
5,243	CF Industries Holdings Inc.	238,137
3,899	Chemours Co. (The)	130,656
19,076	Corteva Inc.	838,772
1,845	Diversey Holdings Ltd.*	32,232
19,616	Dow Inc.	1,233,846
106,166	DuPont de Nemours Inc.	7,858,407
3,799	Eastman Chemical Co.	429,895
18,742	Ecolab Inc.	4,223,697
6,430	Element Solutions Inc.	146,154
3,630	FMC Corp.	339,877
5,644	Huntsman Corp.	149,171
6,579	International Flavors & Fragrances Inc.	996,719
7,025	LyondellBasell Industries NV, Class A Shares	704,959
8,986	Mosaic Co. (The)	289,170
206	NewMarket Corp.	72,044
3,734	Olin Corp.	186,103
6,220	PPG Industries Inc.	992,401
3,358	RPM International Inc.	276,330
1,063	Scotts Miracle-Gro Co. (The)	166,710
6,432	Sherwin-Williams Co. (The)	1,953,205
4,290	Valvoline Inc.	129,386
645	Westlake Chemical Corp.	56,341
1,628	WR Grace & Co.	113,374

	Total Chemicals	24,650,764

Construction Materials — 0.4%
976	Eagle Materials Inc.	153,076
1,641	Martin Marietta Materials Inc.	625,631
40,102	Vulcan Materials Co.	7,456,165

	Total Construction Materials	8,234,872

Containers & Packaging — 0.7%
39,152	Amcor PLC	503,103
1,869	AptarGroup Inc.	251,941
532	Ardagh Group SA, Class A Shares	13,976
2,198	Avery Dennison Corp.	495,407
8,394	Ball Corp.	805,488
69,152	Berry Global Group Inc.*	4,644,940
55,137	Crown Holdings Inc.	6,053,491
8,029	Graphic Packaging Holding Co.	164,755
10,385	International Paper Co.	624,035
73,167	O-I Glass Inc.*	1,107,017
2,379	Packaging Corp. of America	360,894
4,081	Sealed Air Corp.	249,064
2,255	Silgan Holdings Inc.(a)	95,680
2,530	Sonoco Products Co.	165,209
6,829	WestRock Co.	355,381

	Total Containers & Packaging	15,890,381

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 2.5% — (continued)

Metals & Mining — 0.3%
4,920	Alcoa Corp.*	$218,300
12,002	Cleveland-Cliffs Inc.*(a)	281,687
38,187	Freeport-McMoRan Inc.	1,389,625
21,139	Newmont Corp.	1,225,851
7,958	Nucor Corp.	935,542
1,729	Reliance Steel & Aluminum Co.	259,419
1,907	Royal Gold Inc.	212,306
2,488	Southern Copper Corp.	155,724
5,185	Steel Dynamics Inc.	349,936
7,044	United States Steel Corp.	188,427

	Total Metals & Mining	5,216,817

Paper & Forest Products — 0.0%
2,685	Louisiana-Pacific Corp.	170,336

	TOTAL MATERIALS	54,163,170

REAL ESTATE — 2.9%

Equity Real Estate Investment Trusts (REITs) — 2.8%
3,855	Alexandria Real Estate Equities Inc.	795,556
3,252	American Campus Communities Inc.	165,364
7,498	American Homes 4 Rent, Class A Shares	314,466
11,905	American Tower Corp.	3,478,284
6,551	Americold Realty Trust	240,684
4,211	Apartment Income REIT Corp.	214,003
3,662	AvalonBay Communities Inc.	840,722
4,108	Boston Properties Inc.	464,163
7,025	Brixmor Property Group Inc.	164,736
2,331	Camden Property Trust	349,743
1,145	CoreSite Realty Corp.	169,884
4,384	Cousins Properties Inc.	169,047
51,268	Crown Castle International Corp.	9,981,367
5,512	CubeSmart	294,892
3,446	CyrusOne Inc.	265,273
7,378	Digital Realty Trust Inc.	1,209,328
4,687	Douglas Emmett Inc.	154,718
10,280	Duke Realty Corp.	539,803
1,544	EPR Properties(a)	78,358
6,480	Equinix Inc.	5,465,556
4,552	Equity LifeStyle Properties Inc.	387,239
92,635	Equity Residential	7,787,824
1,722	Essex Property Trust Inc.	569,534
3,514	Extra Space Storage Inc.	656,802
1,863	Federal Realty Investment Trust	226,858
3,495	First Industrial Realty Trust Inc.	195,685
6,025	Gaming and Leisure Properties Inc.	297,032
5,203	Healthcare Trust of America Inc., Class A Shares	157,807
14,215	Healthpeak Properties Inc.	511,740
2,392	Highwoods Properties Inc.	109,290
19,896	Host Hotels & Resorts Inc.*	329,478
4,611	Hudson Pacific Properties Inc.(a)	121,638
14,954	Invitation Homes Inc.	615,806
7,439	Iron Mountain Inc.	355,212
3,749	JBG SMITH Properties	112,957
2,816	Kilroy Realty Corp.(a)	184,870
13,705	Kimco Realty Corp.	298,632
2,474	Lamar Advertising Co., Class A Shares	281,615

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 2.9% — (continued)

Equity Real Estate Investment Trusts (REITs) — 2.8% — (continued)
2,020	Life Storage Inc.	$251,369
16,606	Medical Properties Trust Inc.	340,091
2,986	Mid-America Apartment Communities Inc.	574,417
4,949	National Retail Properties Inc.	235,622
6,439	Omega Healthcare Investors Inc.	215,900
5,285	Park Hotels & Resorts Inc.*	101,155
19,442	Prologis Inc.	2,618,060
32,605	Public Storage	10,551,304
3,920	Rayonier Inc.	144,178
9,940	Realty Income Corp.	717,867
4,804	Regency Centers Corp.	329,650
3,653	Rexford Industrial Realty Inc.	226,230
2,820	SBA Communications Corp., Class A Shares	1,012,295
8,639	Simon Property Group Inc.	1,161,514
1,970	SL Green Realty Corp.(a)	138,058
3,020	Spirit Realty Capital Inc.	156,345
6,651	STORE Capital Corp.	239,902
2,979	Sun Communities Inc.	600,239
7,735	UDR Inc.	417,845
9,569	Ventas Inc.	535,290
6,465	VEREIT Inc.	326,676
14,169	VICI Properties Inc.(a)	437,964
5,005	Vornado Realty Trust	209,609
11,046	Welltower Inc.	966,856
19,731	Weyerhaeuser Co.	710,316
4,750	WP Carey Inc.	371,070

	Total Equity Real Estate Investment Trusts (REITs)	62,145,788

Real Estate Management & Development — 0.1%
8,676	CBRE Group Inc., Class A Shares*	835,499
1,168	Howard Hughes Corp. (The)*	105,739
1,315	Jones Lang LaSalle Inc.*	318,795
9,134	Opendoor Technologies Inc.*(a)	161,946

	Total Real Estate Management & Development	1,421,979

	TOTAL REAL ESTATE	63,567,767

UTILITIES — 1.8%

Electric Utilities — 1.3%
6,596	Alliant Energy Corp.	400,971
13,128	American Electric Power Co., Inc.	1,175,875
1,630	Avangrid Inc.(a)	89,079
20,295	Duke Energy Corp.	2,124,075
125,270	Edison International	7,245,617
5,306	Entergy Corp.	586,897
5,978	Evergy Inc.	409,194
9,046	Eversource Energy	820,744
25,712	Exelon Corp.	1,260,402
14,317	FirstEnergy Corp.	556,502
2,283	Hawaiian Electric Industries Inc.	99,539
1,429	IDACORP Inc.	150,545
51,729	NextEra Energy Inc.	4,344,719
105,453	NRG Energy Inc.	4,816,038
4,805	OGE Energy Corp.	170,145
40,254	PG&E Corp.*	369,129
2,875	Pinnacle West Capital Corp.	221,087
20,356	PPL Corp.	597,449

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

UTILITIES — 1.8% — (continued)

Electric Utilities — 1.3% — (continued)
27,899	Southern Co. (The)	$1,833,801
14,369	Xcel Energy Inc.	987,869

	Total Electric Utilities	28,259,677

Gas Utilities — 0.0%
3,419	Atmos Energy Corp.	333,386
2,437	National Fuel Gas Co.	126,261
5,280	UGI Corp.	244,517

	Total Gas Utilities	704,164

Independent Power & Renewable Electricity Producers — 0.0%
17,459	AES Corp. (The)	416,746
3,364	Brookfield Renewable Corp., Class A Shares	147,377
12,544	Vistra Corp.	239,465

	Total Independent Power & Renewable Electricity Producers	803,588

Multi-Utilities — 0.4%
6,895	Ameren Corp.	604,829
15,312	CenterPoint Energy Inc.	384,178
7,774	CMS Energy Corp.	498,547
8,935	Consolidated Edison Inc.	674,146
21,245	Dominion Energy Inc.	1,653,711
5,074	DTE Energy Co.	610,605
5,142	MDU Resources Group Inc.	165,418
10,108	NiSource Inc.	249,162
13,348	Public Service Enterprise Group Inc.	853,471
8,321	Sempra Energy	1,101,368
8,280	WEC Energy Group Inc.	782,294

	Total Multi-Utilities	7,577,729

Water Utilities — 0.1%
4,787	American Water Works Co., Inc.	872,431
5,667	Essential Utilities Inc.	281,253

	Total Water Utilities	1,153,684

	TOTAL UTILITIES	38,498,842

	TOTAL COMMON STOCKS (Cost — $984,236,460)	2,111,659,294

CLOSED END MUTUAL FUND SECURITY — 0.9%

FINANCIALS — 0.9%

Capital Markets — 0.9%
278,711	iShares® Core S&P U.S. Value ETF, Common Class Shares(a) (Cost — $15,841,905)	20,554,936

	TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,000,078,365)	2,132,214,230

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Face Amount†		Security	Value

SHORT-TERM INVESTMENTS (d) — 2.8%

MONEY MARKET FUND — 1.1%
$24,409,909		Invesco STIT — Government & Agency Portfolio, 0.026%, Institutional Class(e) (Cost — $24,409,909)	$24,409,909

TIME DEPOSITS — 1.7%
29,803	CAD	BBH — Grand Cayman, 0.010% due 9/1/21	23,626
11,199,817		BNP Paribas — Paris, 0.005% due 9/1/21	11,199,817
24,398,052		Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	24,398,052
1,588		Sumitomo Mitsui Banking Corp. — Tokyo, 0.005% due 9/1/21	1,588

		TOTAL TIME DEPOSITS (Cost — $35,623,083)	35,623,083

		TOTAL SHORT-TERM INVESTMENTS (Cost — $60,032,992)	60,032,992

		TOTAL INVESTMENTS — 100.8% (Cost — $1,060,111,357)	2,192,247,222

		Liabilities in Excess of Other Assets — (0.8)%	(17,530,417)

		TOTAL NET ASSETS — 100.0%	$2,174,716,805

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Affiliated security (See Note 2). As of August 31, 2021, total cost and total market value of affiliated securities amounted to $868,742 and $3,824,540, respectively.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 1.7%.
(e)	Represents investments of collateral received from securities lending transactions.

At August 31, 2021, for Large Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Large Cap Equity Fund	$1,072,735,130	$1,158,106,533	$(37,573,881)	$1,120,532,652

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Summary of Investments by Security Sector^
Information Technology	28.8%
Health Care	13.6
Consumer Discretionary	12.6
Financials	10.6
Communication Services	9.8
Industrials	9.5
Consumer Staples	4.5
Real Estate	2.9
Materials	2.5
Utilities	1.8
Energy	1.7
Short-Term Investments	1.7

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2021, Large Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index September Futures	78	9/21	$16,639,009	$17,629,950	$990,941
S&P MidCap 400 E-mini Index September Futures	5	9/21	1,347,231	1,376,000	28,769

					$1,019,710

At August 31, 2021, Large Cap Equity Fund had deposited cash of $974,984 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.0%

COMMUNICATION SERVICES — 2.2%

Diversified Telecommunication Services — 0.1%
476	Anterix Inc.*	$28,093
490	ATN International Inc.	22,339
975	Bandwidth Inc., Class A Shares*	100,327
1,942	Cincinnati Bell Inc.*	30,082
1,760	Cogent Communications Holdings Inc.	127,741
3,155	Consolidated Communications Holdings Inc.*	29,247
24,758	Globalstar Inc.*(a)	49,268
820	IDT Corp., Class B Shares*	35,654
4,925	Iridium Communications Inc.*	219,212
1,068	Liberty Latin America Ltd., Class A Shares*	15,230
7,017	Liberty Latin America Ltd., Class C Shares*	100,975
940	Ooma Inc.*	17,860
3,170	ORBCOMM Inc.*	36,423
1,782	Radius Global Infrastructure Inc., Class A Shares*	31,862

	Total Diversified Telecommunication Services	844,313

Entertainment — 0.6%
16,776	AMC Entertainment Holdings Inc., Class A Shares*(a)	790,653
467	Chicken Soup For The Soul Entertainment Inc., Class A Shares*(a)	11,330
4,458	Cinemark Holdings Inc.*(a)	79,486
1,058	CuriosityStream Inc.*(a)	13,225
12,661	Eros STX Global Corp.*	10,129
2,082	IMAX Corp.*	32,708
409	Liberty Media Corp-Liberty Braves, Class A Shares*	10,634
1,501	Liberty Media Corp-Liberty Braves, Class C Shares*	38,801
954	Liberty Media Corp-Liberty Formula One, Class A Shares*	43,588
8,299	Liberty Media Corp-Liberty Formula One, Class C Shares*	419,432
2,158	Lions Gate Entertainment Corp., Class A Shares*	27,881
5,022	Lions Gate Entertainment Corp., Class B Shares*	59,059
2,144	LiveXLive Media Inc.*	7,354
980	Madison Square Garden Entertainment Corp.*	78,586
809	Madison Square Garden Sports Corp., Class A Shares*	146,251
962	Marcus Corp. (The)*	15,007
3,128	Playtika Holding Corp.*	82,548
12,547	Skillz Inc., Class A Shares*(a)	147,678
13,439	World Wrestling Entertainment Inc., Class A Shares(a)	700,306
160,174	Zynga Inc., Class A Shares*	1,417,540

	Total Entertainment	4,132,196

Interactive Media & Services — 0.2%
3,841	Cargurus Inc., Class A Shares*(a)	116,690
2,792	Cars.com Inc.*	35,514
3,085	Eventbrite Inc., Class A Shares*	54,543
770	EverQuote Inc., Class A Shares*	15,161
5,604	fuboTV Inc.*(a)	163,357
3,362	Liberty TripAdvisor Holdings Inc., Class A Shares*	12,574
847	MediaAlpha Inc., Class A Shares*	18,786
2,041	QuinStreet Inc.*	36,554
4,221	TripAdvisor Inc.*	147,735
4,209	TrueCar Inc.*	17,678
5,300	Vimeo Inc.*	202,036
2,986	Yelp Inc., Class A Shares*	114,991

	Total Interactive Media & Services	935,619

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 2.2% — (continued)

Media — 1.3%
3,111	Advantage Solutions Inc.*	$27,097
1,210	AMC Networks Inc., Class A Shares*(a)	57,511
714	Boston Omaha Corp., Class A Shares*	25,525
1,700	Cable One Inc.	3,569,303
1,316	Cardlytics Inc.*	119,466
14,778	Clear Channel Outdoor Holdings Inc., Class A Shares*	38,866
2,881	comScore Inc.*	11,178
63,576	Criteo SA, ADR*	2,386,007
52	Daily Journal Corp.*	17,680
930	Emerald Holding Inc.*	4,631
4,856	Entercom Communications Corp., Class A Shares*	17,239
2,331	Entravision Communications Corp., Class A Shares	16,247
2,421	EW Scripps Co. (The), Class A Shares	44,885
2,051	Fluent Inc.*	5,579
5,751	Gannett Co., Inc.*	36,519
3,508	Gray Television Inc.	79,772
634	Hemisphere Media Group Inc., Class A Shares*	7,811
4,604	iHeartMedia Inc., Class A Shares*	114,547
16,316	Interpublic Group of Cos., Inc. (The)	607,445
1,868	John Wiley & Sons Inc., Class A Shares(a)	108,531
553	Loral Space & Communications Inc.	23,232
4,334	Magnite Inc.*(a)	125,773
1,746	Meredith Corp.*(a)	75,095
2,403	National CineMedia Inc.	6,152
6,836	New York Times Co. (The), Class A Shares	347,132
16,177	News Corp., Class A Shares	363,497
5,253	News Corp., Class B Shares	115,724
1,708	Nexstar Media Group Inc., Class A Shares	255,773
1,199	Scholastic Corp.	39,855
1,906	Sinclair Broadcast Group Inc., Class A Shares(a)	57,199
2,480	Stagwell Inc.*	17,310
1,034	TechTarget Inc.*	87,456
9,123	TEGNA Inc.	161,660
240	Thryv Holdings Inc.*	7,438
2,348	WideOpenWest Inc.*	49,825

	Total Media	9,028,960

Wireless Telecommunication Services — 0.0%
2,361	Gogo Inc.*	31,755
1,988	Shenandoah Telecommunications Co.	59,302
4,161	Telephone & Data Systems Inc.	84,551
629	United States Cellular Corp.*	20,097

	Total Wireless Telecommunication Services	195,705

	TOTAL COMMUNICATION SERVICES	15,136,793

CONSUMER DISCRETIONARY — 8.8%

Auto Components — 0.4%
3,904	Adient PLC*	153,583
4,554	American Axle & Manufacturing Holdings Inc.*	40,394
9,940	BorgWarner Inc.	424,239
697	Cooper-Standard Holdings Inc.*	16,226
5,998	Dana Inc.	139,513
1,102	Dorman Products Inc.*	103,434
1,735	Fox Factory Holding Corp.*	266,617
10,039	Gentex Corp.	309,201

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Auto Components — 0.4% — (continued)
1,358	Gentherm Inc.*	$116,544
11,390	Goodyear Tire & Rubber Co. (The)*	180,418
1,022	LCI Industries	144,777
2,520	Lear Corp.	403,049
2,059	Modine Manufacturing Co.*	25,614
833	Motorcar Parts of America Inc.*	16,510
935	Patrick Industries Inc.	76,305
4,821	QuantumScape Corp., Class A Shares*(a)	106,062
889	Standard Motor Products Inc.	38,129
1,115	Stoneridge Inc.*	25,980
2,903	Tenneco Inc., Class A Shares*	45,287
1,192	Visteon Corp.*	125,971
1,550	XL Fleet Corp.*(a)	10,540
743	XPEL Inc.*	56,453

	Total Auto Components	2,824,846

Automobiles — 0.1%
1,123	Arcimoto Inc.*(a)	13,948
3,255	Canoo Inc.*(a)	23,468
6,841	Fisker Inc.*(a)	95,432
6,475	Harley-Davidson Inc.	255,957
4,601	Lordstown Motors Corp., Class A Shares*(a)	30,275
2,207	Thor Industries Inc.(a)	250,340
1,318	Winnebago Industries Inc.	91,759
5,082	Workhorse Group Inc.*(a)	49,854

	Total Automobiles	811,033

Distributors — 0.1%
1,841	Core-Mark Holding Co., Inc.	84,686
1,089	Funko Inc., Class A Shares*	21,715
421	Greenlane Holdings Inc., Class A Shares*	1,069
1,630	Pool Corp.	805,709

	Total Distributors	913,179

Diversified Consumer Services — 0.8%
15,425	2U Inc.*	571,188
2,034	Adtalem Global Education Inc.*	75,258
753	American Public Education Inc.*	19,804
13,958	Bright Horizons Family Solutions Inc.*	2,034,518
722	Carriage Services Inc., Class A Shares	33,378
5,867	Chegg Inc.*	488,252
496	Coursera Inc.*	19,081
3,555	Frontdoor Inc.*	155,069
168	Graham Holdings Co., Class B Shares	103,624
1,902	Grand Canyon Education Inc.*	169,544
7,552	H&R Block Inc.	193,709
5,228	Houghton Mifflin Harcourt Co.*	70,421
4,353	Laureate Education Inc., Class A Shares*	69,343
30,270	Mister Car Wash Inc.*(a)	580,881
2,159	OneSpaWorld Holdings Ltd.*	22,669
2,953	Perdoceo Education Corp.*	32,424
888	Regis Corp.*	4,813
6,793	Service Corp. International	426,329
1,195	StoneMor Inc.*	3,465
1,017	Strategic Education Inc.	79,611

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Diversified Consumer Services — 0.8% — (continued)
1,807	Stride Inc.*	$61,872
5,336	Terminix Global Holdings Inc.*	222,138
3,769	Vivint Smart Home Inc.*	45,982
2,163	WW International Inc.*	46,829

	Total Diversified Consumer Services	5,530,202

Hotels, Restaurants & Leisure — 1.8%
2,216	Accel Entertainment Inc., Class A Shares*	25,528
9,649	Aramark	335,689
1,339	Bally’s Corp.*	67,271
43	Biglari Holdings Inc., Class B Shares*	7,519
937	BJ’s Restaurants Inc.*	40,066
3,609	Bloomin’ Brands Inc.*	96,685
629	Bluegreen Vacations Holding Corp., Class A Shares*	14,398
3,490	Boyd Gaming Corp.*	214,181
1,872	Brinker International Inc.*(a)	99,721
1,399	Carrols Restaurant Group Inc.	5,806
1,124	Century Casinos Inc.*	15,028
21,772	Cheesecake Factory Inc. (The)*	1,015,664
1,440	Choice Hotels International Inc.	171,878
7,576	Churchill Downs Inc.	1,594,748
783	Chuy’s Holdings Inc.*	25,260
978	Cracker Barrel Old Country Store Inc.	140,421
1,780	Dave & Buster’s Entertainment Inc.*	66,608
1,338	Del Taco Restaurants Inc.	11,774
2,550	Denny’s Corp.*	42,177
1,898	Diamond Resorts International Inc.*#(b)	–
717	Dine Brands Global Inc.*	59,310
3,295	Drive Shack Inc.*	8,995
756	El Pollo Loco Holdings Inc.*	13,714
131	Esports Technologies Inc.*(a)	4,256
3,502	Everi Holdings Inc.*	79,671
689	Fiesta Restaurant Group Inc.*	8,275
1,323	Full House Resorts Inc.*	11,351
1,648	GAN Ltd.*	28,181
726	Golden Entertainment Inc.*	34,645
1,293	Golden Nugget Online Gaming Inc.*	27,929
2,191	Hall of Fame Resort & Entertainment Co.*	7,362
3,650	Hilton Grand Vacations Inc.*	159,469
1,664	Hyatt Hotels Corp., Class A Shares*	122,454
70,452	International Game Technology PLC*	1,514,013
946	Jack in the Box Inc.(a)	100,238
164	Kura Sushi USA Inc., Class A Shares*	8,333
1,296	Lindblad Expeditions Holdings Inc.*	19,064
1,731	Marriott Vacations Worldwide Corp.*	258,871
550	Monarch Casino & Resort Inc.*	34,853
142	Nathan’s Famous Inc.	9,376
232	NEOGAMES SA*	9,561
1,665	Noodles & Co., Class A Shares*	20,962
15,309	Norwegian Cruise Line Holdings Ltd.*(a)	395,585
786	ONE Group Hospitality Inc.(The)*	8,764
1,403	Papa John’s International Inc.	178,925
6,542	Penn National Gaming Inc.*(a)	530,556
3,445	Planet Fitness Inc., Class A Shares*	280,078
112,280	Playa Hotels & Resorts NV*	820,767

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Hotels, Restaurants & Leisure — 1.8% — (continued)
1,121	PlayAGS Inc.*	$9,181
360	RCI Hospitality Holdings Inc.	23,260
612	Red Robin Gourmet Burgers Inc.*	14,982
2,542	Red Rock Resorts Inc., Class A Shares*(a)	118,991
2,127	Rush Street Interactive Inc.*	31,650
1,380	Ruth’s Hospitality Group Inc.*	28,276
4,041	Scientific Games Corp., Class A Shares*	292,366
12,667	SeaWorld Entertainment Inc.*	623,090
1,592	Shake Shack Inc., Class A Shares*	138,106
3,318	Six Flags Entertainment Corp.*	140,152
1,394	Target Hospitality Corp.*	5,548
2,934	Texas Roadhouse Inc., Class A Shares	278,730
3,524	Travel + Leisure Co.	192,974
1,656	Vail Resorts Inc.*	504,832
7,608	Wendy’s Co. (The)	175,136
1,228	Wingstop Inc.	211,130
3,803	Wyndham Hotels & Resorts Inc.	276,478

	Total Hotels, Restaurants & Leisure	11,810,862

Household Durables — 1.3%
803	Aterian Inc.*(a)	4,786
372	Bassett Furniture Industries Inc.	7,994
1,251	Beazer Homes USA Inc.*	23,406
1,304	Casper Sleep Inc.*	6,494
379	Cavco Industries Inc.*	96,834
1,245	Century Communities Inc.	87,274
978	Ethan Allen Interiors Inc.	23,492
263	Flexsteel Industries Inc.	9,184
5,205	GoPro Inc., Class A Shares*	51,894
1,313	Green Brick Partners Inc.*	32,812
302	Hamilton Beach Brands Holding Co., Class A Shares	5,134
1,007	Helen of Troy Ltd.*	240,864
530	Hooker Furniture Corp.	16,515
208	Hovnanian Enterprises Inc., Class A Shares*	22,612
1,011	Installed Building Products Inc.	125,546
1,139	iRobot Corp.*(a)	92,396
12,313	KB Home	529,828
1,893	La-Z-Boy Inc.	66,274
368	Legacy Housing Corp.*	7,213
5,630	Leggett & Platt Inc.	272,436
914	LGI Homes Inc.*	146,542
500	Lifetime Brands Inc.	9,175
525	Lovesac Co. (The)*	29,694
1,164	M/I Homes Inc.*	74,950
2,395	MDC Holdings Inc.	125,139
1,591	Meritage Homes Corp.*	177,460
2,373	Mohawk Industries Inc.*	469,284
48,045	Newell Brands Inc.	1,220,823
10,960	PulteGroup Inc.	590,306
2,062	Purple Innovation Inc., Class A Shares*	50,313
2,163	Skyline Champion Corp.*	135,663
5,110	Sonos Inc.*	203,020
5,134	Taylor Morrison Home Corp., Class A Shares*	144,214
36,354	Tempur Sealy International Inc.	1,625,024
4,742	Toll Brothers Inc.	303,773

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Household Durables — 1.3% — (continued)
6,918	TopBuild Corp.*	$1,513,589
4,804	Tri Pointe Homes Inc.*	114,191
1,994	Tupperware Brands Corp.*	47,597
574	Universal Electronics Inc.*	28,998
659	VOXX International Corp., Class A Shares*	6,900
2,416	Vuzix Corp.*	31,964

	Total Household Durables	8,771,607

Internet & Direct Marketing Retail — 0.4%
24,685	1-800-Flowers.com Inc., Class A Shares*(a)	783,996
1,949	CarParts.com Inc.*	33,659
708	Duluth Holdings Inc., Class B Shares*	11,016
929	Groupon Inc., Class A Shares*	23,011
617	Lands’ End Inc.*	20,885
1,146	Liquidity Services Inc.*	27,962
1,772	Overstock.com Inc.*	127,850
809	PetMed Express Inc.	22,280
652	Porch Group Inc.*	13,040
4,044	Quotient Technology Inc.*	29,359
15,427	Qurate Retail Inc., Class A Shares	170,160
3,232	RealReal Inc. (The)*	40,206
1,476	Revolve Group Inc., Class A Shares*	84,811
964	Shutterstock Inc.	111,111
751	Stamps.com Inc.*	247,004
2,525	Stitch Fix Inc., Class A Shares*(a)	105,823
3,669	Wayfair Inc., Class A Shares*(a)	1,030,072

	Total Internet & Direct Marketing Retail	2,882,245

Leisure Products — 0.4%
1,500	Acushnet Holdings Corp.	74,940
597	American Outdoor Brands Inc.*	16,615
2,708	AMMO Inc.*	19,904
10,830	BRP Inc.	905,388
3,230	Brunswick Corp.	312,890
4,923	Callaway Golf Co.*	138,139
989	Clarus Corp.	26,792
425	Escalade Inc.	9,818
11,385	Genius Brands International Inc.*	19,013
1,555	Hayward Holdings Inc.*(a)	32,577
228	Johnson Outdoors Inc., Class A Shares	26,172
922	Latham Group Inc.*	20,256
847	Malibu Boats Inc., Class A Shares*	60,645
338	Marine Products Corp.	4,793
798	MasterCraft Boat Holdings Inc.*	19,902
14,469	Mattel Inc.*	308,913
1,281	Nautilus Inc.*	14,603
2,392	Polaris Inc.	286,466
2,190	Smith & Wesson Brands Inc.	52,845
773	Sturm Ruger & Co., Inc.	60,441
2,536	Vista Outdoor Inc.*	103,596
3,548	YETI Holdings Inc.*	352,458

	Total Leisure Products	2,867,166

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Multiline Retail — 0.2%
1,514	Big Lots Inc.(a)	$73,671
260	Dillard’s Inc., Class A Shares	49,520
1,165	Franchise Group Inc.	40,461
6,596	Kohl’s Corp.(a)	378,610
12,948	Macy’s Inc.*	289,906
4,733	Nordstrom Inc.*(a)	135,411
2,700	Ollie’s Bargain Outlet Holdings Inc.*(a)	195,426

	Total Multiline Retail	1,163,005

Specialty Retail — 2.3%
1,439	Aaron’s Co., Inc. (The)	38,162
2,532	Abercrombie & Fitch Co., Class A Shares*	90,544
2,676	Academy Sports & Outdoors Inc.*	118,467
6,279	American Eagle Outfitters Inc.(a)	191,635
245	America’s Car-Mart Inc.*	31,686
780	Arko Corp.*	8,065
823	Asbury Automotive Group Inc.*	153,275
2,110	AutoNation Inc.*	230,180
1,564	Barnes & Noble Education Inc.*	12,762
4,523	Bed Bath & Beyond Inc.*(a)	124,563
855	Big 5 Sporting Goods Corp.(a)	23,769
1,241	Boot Barn Holdings Inc.*(a)	110,796
1,246	Buckle Inc. (The)(a)	48,258
12,600	Caleres Inc.(a)	309,834
1,755	Camping World Holdings Inc., Class A Shares(a)	70,095
1,721	CarLotz Inc.*(a)	7,073
13,282	CarMax Inc.*	1,663,039
904	Cato Corp. (The), Class A Shares	15,603
44,614	Chico’s FAS Inc.*(a)	230,654
6,333	Children’s Place Inc. (The)*	549,958
369	Citi Trends Inc.*	31,786
707	Conn’s Inc.*	17,392
1,274	Container Store Group Inc. (The)*	14,778
33,497	Designer Brands Inc., Class A Shares*	485,706
2,658	Dick’s Sporting Goods Inc.	374,273
7,746	Five Below Inc.*	1,648,426
4,263	Floor & Decor Holdings Inc., Class A Shares*	525,628
3,737	Foot Locker Inc.	211,851
2,453	GameStop Corp., Class A Shares*(a)	535,343
8,348	Gap Inc. (The)	223,142
621	Genesco Inc.*	38,521
724	Group 1 Automotive Inc.	119,779
2,226	GrowGeneration Corp.*(a)	71,210
1,703	Guess? Inc.	41,196
706	Haverty Furniture Cos., Inc.	25,155
655	Hibbett Inc.	62,677
452	JOANN Inc.	6,197
569	Kirkland’s Inc.*	10,879
289	Lazydays Holdings Inc.*	7,101
4,508	Leslie’s Inc.*(a)	108,733
1,200	Lithia Motors Inc., Class A Shares	397,560
1,222	Lumber Liquidators Holdings Inc.*	25,491
865	MarineMax Inc.*	42,056
18,685	Monro Inc.(a)	1,063,363
1,034	Murphy USA Inc.	160,560

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Specialty Retail — 2.3% — (continued)
32,154	National Vision Holdings Inc.*(a)	$1,928,597
26,172	ODP Corp. (The)*	1,234,533
396	OneWater Marine Inc., Class A Shares	16,034
4,525	Party City Holdco Inc.*	30,815
1,327	Penske Automotive Group Inc.	119,337
3,078	Petco Health & Wellness Co., Inc., Class A Shares*(a)	66,269
2,811	Rent-A-Center Inc.	177,318
718	RH*	503,081
4,866	Sally Beauty Holdings Inc.*	90,459
2,516	Shift Technologies Inc.*(a)	18,719
716	Shoe Carnival Inc.	27,408
2,150	Signet Jewelers Ltd.	170,280
987	Sleep Number Corp.*	91,307
899	Sonic Automotive Inc., Class A Shares	45,435
1,786	Sportsman’s Warehouse Holdings Inc.*	31,684
945	Tilly’s Inc., Class A Shares	14,714
505	TravelCenters of America Inc.*	21,195
2,827	Urban Outfitters Inc.*	93,348
4,770	Vroom Inc.*(a)	128,122
3,138	Williams-Sonoma Inc.	585,865
138	Winmark Corp.	28,929
908	Zumiez Inc.*	36,493

	Total Specialty Retail	15,737,163

Textiles, Apparel & Luxury Goods — 1.0%
6,214	Capri Holdings Ltd.*	351,153
14,324	Carter’s Inc.(a)	1,466,491
1,647	Columbia Sportswear Co.	168,010
2,663	Crocs Inc.*	380,330
1,157	Deckers Outdoor Corp.*	484,147
1,945	Fossil Group Inc.*	26,063
1,957	G-III Apparel Group Ltd.*	60,530
14,406	Hanesbrands Inc.	269,104
2,230	Kontoor Brands Inc.	120,331
613	Movado Group Inc.	22,154
669	Oxford Industries Inc.	60,411
445	PLBY Group Inc.*	11,058
2,993	PVH Corp.*	313,636
1,961	Ralph Lauren Corp., Class A Shares	227,731
279	Rocky Brands Inc.	13,861
5,566	Skechers USA Inc., Class A Shares*(a)	280,693
3,385	Steven Madden Ltd.	136,991
468	Superior Group of Cos., Inc.	11,157
11,590	Tapestry Inc.*	467,309
7,745	Under Armour Inc., Class A Shares*	179,219
8,309	Under Armour Inc., Class C Shares*	166,679
548	Unifi Inc.*	12,735
1,143	Vera Bradley Inc.*	13,099
36,650	Wolverine World Wide Inc.	1,314,269

	Total Textiles, Apparel & Luxury Goods	6,557,161

	TOTAL CONSUMER DISCRETIONARY	59,868,469

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.1%

Beverages — 0.1%
386	Boston Beer Co., Inc. (The), Class A Shares*	$220,101
2,728	Brown-Forman Corp., Class B Shares	191,560
1,875	Celsius Holdings Inc.*	153,300
206	Coca-Cola Consolidated Inc.	83,669
815	Duckhorn Portfolio Inc.(The)*	17,514
579	MGP Ingredients Inc.	37,809
946	National Beverage Corp.	44,036
5,343	NewAge Inc.*	9,404
6,483	Primo Water Corp.	115,138

	Total Beverages	872,531

Food & Staples Retailing — 0.3%
6,447	Albertsons Cos., Inc., Class A Shares(a)	195,731
1,347	Andersons Inc. (The)	40,922
5,645	BJ’s Wholesale Club Holdings Inc.*	319,846
1,556	Casey’s General Stores Inc.	318,295
1,288	Chefs’ Warehouse Inc. (The)*	38,936
3,761	Grocery Outlet Holding Corp.*	97,899
1,410	HF Foods Group Inc.*	8,291
571	Ingles Markets Inc., Class A Shares	38,765
450	MedAvail Holdings Inc.*	1,503
321	Natural Grocers by Vitamin Cottage Inc.	3,881
5,548	Performance Food Group Co.*	278,621
976	PriceSmart Inc.	82,579
2,325	Rite Aid Corp.*	41,246
1,492	SpartanNash Co.	32,078
5,085	Sprouts Farmers Market Inc.*	126,616
2,298	United Natural Foods Inc.*(a)	84,566
9,159	US Foods Holding Corp.*	311,406
334	Village Super Market Inc., Class A Shares	7,478
667	Weis Markets Inc.	37,986

	Total Food & Staples Retailing	2,066,645

Food Products — 2.0%
1,963	AppHarvest Inc.*(a)	16,489
2,643	B&G Foods Inc.(a)	80,241
2,415	Beyond Meat Inc.*(a)	288,931
5,707	Bunge Ltd.	432,077
14,201	Calavo Growers Inc.	666,311
73,315	Cal-Maine Foods Inc.	2,651,070
6,780	Darling Ingredients Inc.*	505,110
7,886	Flowers Foods Inc.	190,289
1,376	Fresh Del Monte Produce Inc.	45,243
1,697	Freshpet Inc.*	217,454
24,183	Hain Celestial Group Inc. (The)*(a)	904,686
5,274	Hostess Brands Inc., Class A Shares*	84,173
2,844	Ingredion Inc.	249,874
1,161	J&J Snack Foods Corp.	190,125
397	John B Sanfilippo & Son Inc.	33,741
247	Laird Superfood Inc.*(a)	4,923
6,051	Lamb Weston Holdings Inc.	394,223
789	Lancaster Colony Corp.(a)	139,842
954	Landec Corp.*	10,332
584	Limoneira Co.	9,607
21,385	Mission Produce Inc.*(a)	443,525

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.1% — (continued)

Food Products — 2.0% — (continued)
1,979	Pilgrim’s Pride Corp.*	$55,095
2,432	Post Holdings Inc.*	272,165
20,366	Sanderson Farms Inc.	4,001,919
11	Seaboard Corp.	46,801
272	Seneca Foods Corp., Class A Shares*	13,320
3,515	Simply Good Foods Co. (The)*	125,204
1,916	Tattooed Chef Inc.*(a)	40,562
626	Tootsie Roll Industries Inc.	19,813
34,603	TreeHouse Foods Inc.*	1,296,574
2,631	Utz Brands Inc.(a)	51,094
1,002	Vital Farms Inc.*	18,016
1,493	Whole Earth Brands Inc.*	18,722

	Total Food Products	13,517,551

Household Products — 0.6%
409	Central Garden & Pet Co.*	18,835
1,669	Central Garden & Pet Co., Class A Shares*	69,547
1,272	Clorox Co. (The)(a)	213,760
2,800	Energizer Holdings Inc.	110,152
26,253	Henkel AG & Co. KGaA, ADR	592,137
17,540	Kimberly-Clark Corp.	2,417,187
205	Oil-Dri Corp. of America	7,314
2,239	Reynolds Consumer Products Inc.	63,319
1,739	Spectrum Brands Holdings Inc.	135,746
563	WD-40 Co.	134,912

	Total Household Products	3,762,909

Personal Products — 1.1%
1,902	Beauty Health Co.*	48,900
181,448	Beiersdorf AG, ADR	4,394,671
1,626	BellRing Brands Inc., Class A Shares*(a)	54,910
11,979	Coty Inc., Class A Shares*	117,035
2,357	Edgewell Personal Care Co.(a)	99,701
1,866	elf Beauty Inc.*	57,753
25,768	Herbalife Nutrition Ltd.*	1,322,929
1,001	Honest Co., Inc.(The)*	10,190
749	Inter Parfums Inc.	54,333
498	Medifast Inc.	113,494
462	Nature’s Sunshine Products Inc.	7,909
15,928	Nu Skin Enterprises Inc., Class A Shares(a)	806,275
325	Revlon Inc., Class A Shares*(a)	3,708
522	USANA Health Sciences Inc.*	50,650
2,601	Veru Inc.*	23,201

	Total Personal Products	7,165,659

Tobacco — 0.0%
6,185	22nd Century Group Inc.*	22,080
592	Turning Point Brands Inc.	29,458
1,087	Universal Corp.	55,002
5,940	Vector Group Ltd.	89,219

	Total Tobacco	195,759

	TOTAL CONSUMER STAPLES	27,581,054

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 2.0%

Energy Equipment & Services — 0.4%
5,482	Archrock Inc.	$42,102
928	Aspen Aerogels Inc.*	40,600
284	Bristow Group Inc.*	8,963
2,243	Cactus Inc., Class A Shares	84,135
8,349	ChampionX Corp.*	194,782
759	DMC Global Inc.*	30,489
11,489	Dril-Quip Inc.*	279,183
6,718	Frank’s International NV*	19,348
354	FTS International Inc., Class A Shares*	7,862
5,833	Helix Energy Solutions Group Inc.*	21,932
4,352	Helmerich & Payne Inc.	117,156
7,187	ION Geophysical Corp.*(a)	9,271
3,535	Liberty Oilfield Services Inc., Class A Shares*	36,128
302	Nabors Industries Ltd.*	25,471
1,206	National Energy Services Reunited Corp.*	13,688
3,902	Newpark Resources Inc.*	10,223
76,743	NexTier Oilfield Solutions Inc.*	276,275
16,135	NOV Inc.*	212,498
29,154	Oceaneering International Inc.*	358,594
49,160	Oil States International Inc.*(a)	288,078
25,802	Patterson-UTI Energy Inc.	200,223
3,491	ProPetro Holding Corp.*	27,020
2,530	RPC Inc.*	9,690
2,584	Select Energy Services Inc., Class A Shares*	13,824
1,342	Solaris Oilfield Infrastructure Inc., Class A Shares	9,971
36,190	TETRA Technologies Inc.*	117,256
1,765	Tidewater Inc.*	20,297
3,142	US Silica Holdings Inc.*	27,587

	Total Energy Equipment & Services	2,502,646

Oil, Gas & Consumable Fuels — 1.6%
979	Aemetis Inc.*(a)	10,886
2,981	Alto Ingredients Inc.*	15,173
133	Altus Midstream Co., Class A Shares	8,669
13,884	Antero Midstream Corp.	133,425
11,791	Antero Resources Corp.*	161,773
15,646	APA Corp.	304,784
647	Arch Resources Inc.*	48,971
3,034	Berry Corp.(a)	18,204
1,272	Bonanza Creek Energy Inc.	49,455
1,816	Brigham Minerals Inc., Class A Shares	34,722
16,265	Cabot Oil & Gas Corp.(a)	258,451
3,649	California Resources Corp.*	124,905
1,639	Callon Petroleum Co.*(a)	56,005
7,432	Centennial Resource Development Inc., Class A Shares*	37,903
384	Centrus Energy Corp., Class A Shares*	11,101
4,061	Chesapeake Energy Corp.	226,644
4,261	Cimarex Energy Co.	273,641
5,798	Clean Energy Fuels Corp.*	45,978
9,019	CNX Resources Corp.*	102,456
3,716	Comstock Resources Inc.*	21,962
1,409	CONSOL Energy Inc.*	32,167
6,026	Contango Oil & Gas Co.*	21,874
2,713	Continental Resources Inc.(a)	106,567
1,267	CVR Energy Inc.	18,245
2,745	Delek US Holdings Inc.	46,967

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 2.0% — (continued)

Oil, Gas & Consumable Fuels — 1.6% — (continued)
2,155	Denbury Inc.*	$151,561
68,031	Devon Energy Corp.	2,010,316
5,969	DHT Holdings Inc.	33,009
14,204	Diamondback Energy Inc.	1,095,697
1,250	Dorian LPG Ltd.	16,525
988	Earthstone Energy Inc., Class A Shares*	8,171
6,577	Energy Fuels Inc.*(a)	35,582
11,553	EQT Corp.*	211,767
16,913	Equitrans Midstream Corp.	147,651
641	Extraction Oil & Gas Inc.*	29,185
1,579	Falcon Minerals Corp.	7,011
5,392	Frontline Ltd.	38,930
8,068	Gevo Inc.*(a)	50,264
4,589	Golar LNG Ltd.*	51,626
1,457	Green Plains Inc.*	51,141
287	HighPeak Energy Inc.	2,775
6,271	HollyFrontier Corp.	202,741
1,714	International Seaways Inc.	29,481
16,500	Kosmos Energy Ltd.*	38,940
516	Laredo Petroleum Inc.*	27,879
5,739	Magnolia Oil & Gas Corp., Class A Shares	89,988
33,025	Marathon Oil Corp.	388,044
4,570	Matador Resources Co.	131,388
6,054	Murphy Oil Corp.	128,708
1,095	New Fortress Energy Inc., Class A Shares(a)	32,160
6,391	Nordic American Tankers Ltd.	15,147
1,962	Northern Oil & Gas Inc.	32,569
827	Oasis Petroleum Inc.	71,610
10,999	Ovintiv Inc.	299,833
1,868	Par Pacific Holdings Inc.*	30,803
3,940	PBF Energy Inc., Class A Shares*	40,976
26,366	PDC Energy Inc.	1,100,781
3,181	Peabody Energy Corp.*	50,832
589	Penn Virginia Corp.*	12,192
51,621	Range Resources Corp.*(a)	754,699
1,832	Renewable Energy Group Inc.*	88,705
219	REX American Resources Corp.*	18,562
359	Riley Exploration Permian Inc.	7,252
1,980	Scorpio Tankers Inc.	32,096
4,265	SFL Corp., Ltd.	34,248
5,017	SM Energy Co.	95,825
28,069	Southwestern Energy Co.*	127,714
1,504	Talos Energy Inc.*	18,650
9,470	Targa Resources Corp.	415,922
2,758	Teekay Corp.*	8,357
971	Teekay Tankers Ltd., Class A Shares*	11,118
13,031	Tellurian Inc.*	41,569
244	Texas Pacific Land Corp.	331,777
8,473	Uranium Energy Corp.*	21,267
7,355	Ur-Energy Inc.*	9,562
844	Vine Energy Inc., Class A Shares*	12,550
4,209	W&T Offshore Inc.*	13,721
1,618	Whiting Petroleum Corp.*	75,965
2,765	World Fuel Services Corp.	89,475

	Total Oil, Gas & Consumable Fuels	11,045,245

	TOTAL ENERGY	13,547,891

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6%

Banks — 4.9%
692	1st Source Corp.	$32,524
821	Allegiance Bancshares Inc.	30,517
730	Altabancorp	30,310
634	Amalgamated Financial Corp.	9,859
924	Amerant Bancorp Inc., Class A Shares*	24,551
450	American National Bankshares Inc.	15,381
2,753	Ameris Bancorp	135,558
563	Arrow Financial Corp.	20,747
6,310	Associated Banc-Corp.	130,112
874	Atlantic Capital Bancshares Inc.*	21,177
3,247	Atlantic Union Bankshares Corp.	120,139
1,925	Banc of California Inc.	34,592
727	BancFirst Corp.	41,119
2,162	Bancorp Inc. (The)*	53,315
4,200	BancorpSouth Bank	123,186
292	Bank First Corp.	20,732
1,698	Bank of Hawaii Corp.(a)	142,309
518	Bank of Marin Bancorp	18,752
2,063	Bank of NT Butterfield & Son Ltd. (The)	68,719
5,243	Bank OZK(a)	222,461
70,626	BankUnited Inc.(a)	2,968,411
7,062	Banner Corp.	403,946
672	Bar Harbor Bankshares	18,413
24,996	Berkshire Hills Bancorp Inc.	640,647
659	Blue Ridge Bankshares Inc.	11,697
1,282	BOK Financial Corp.	112,880
3,251	Brookline Bancorp Inc.	48,667
783	Bryn Mawr Bank Corp.	31,946
797	Business First Bancshares Inc.	19,064
1,089	Byline Bancorp Inc.	26,789
5,048	Cadence BanCorp, Class A Shares	108,582
317	Cambridge Bancorp	27,180
655	Camden National Corp.	30,569
297	Capital Bancorp Inc.	7,045
632	Capital City Bank Group Inc.	14,656
779	Capstar Financial Holdings Inc.	16,390
946	Carter Bankshares Inc.*	11,532
3,316	Cathay General Bancorp	131,910
674	CBTX Inc.	18,346
1,125	Central Pacific Financial Corp.	28,474
121	Century Bancorp Inc., Class A Shares	13,834
4,092	CIT Group Inc.	226,779
722	Citizens & Northern Corp.	18,115
639	City Holding Co.	49,778
563	Civista Bancshares Inc.	13,242
656	CNB Financial Corp.	16,124
367	Coastal Financial Corp.*	10,779
2,974	Columbia Banking System Inc.	108,135
22,029	Comerica Inc.	1,628,163
4,415	Commerce Bancshares Inc.	312,229
2,202	Community Bank System Inc.	162,948
589	Community Trust Bancorp Inc.	24,538
1,564	ConnectOne Bancorp Inc.	44,746
1,918	CrossFirst Bankshares Inc.*	25,356

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6% — (continued)

Banks — 4.9% — (continued)
2,427	Cullen/Frost Bankers Inc.(a)	$277,212
1,255	Customers Bancorp Inc.*	51,970
5,348	CVB Financial Corp.	108,885
1,447	Dime Community Bancshares Inc.	47,751
1,334	Eagle Bancorp Inc.	76,972
5,862	East West Bancorp Inc.	429,919
7,310	Eastern Bankshares Inc.	144,592
403	Enterprise Bancorp Inc.	13,601
1,453	Enterprise Financial Services Corp.	65,254
542	Equity Bancshares Inc., Class A Shares*	17,387
1,023	Farmers National Banc Corp.	15,959
1,484	FB Financial Corp.	61,126
171	Fidelity D&D Bancorp Inc.	9,225
660	Financial Institutions Inc.	20,962
10,010	First Bancorp	158,664
488	First Bancorp Inc. (The)	14,489
846	First Bancshares Inc. (The)	34,280
727	First Bank	9,684
2,010	First Busey Corp.	47,637
2,300	First Citizens BancShares Inc., Class A Shares(a)	2,064,710
3,394	First Commonwealth Financial Corp.	45,887
744	First Community Bancshares Inc.	23,243
4,054	First Financial Bancorp	95,310
5,468	First Financial Bankshares Inc.	260,386
507	First Financial Corp.	20,498
1,618	First Foundation Inc.	38,881
5,427	First Hawaiian Inc.	151,468
23,138	First Horizon Corp.	379,232
357	First Internet Bancorp	10,610
1,659	First Interstate BancSystem Inc., Class A Shares	73,096
2,273	First Merchants Corp.	93,534
677	First Mid Bancshares Inc.	27,689
4,706	First Midwest Bancorp Inc.	88,143
905	First of Long Island Corp. (The)	19,186
155	Five Star Bancorp	3,701
1,312	Flushing Financial Corp.	30,084
13,624	FNB Corp.	159,128
25,752	Fulton Financial Corp.	408,169
1,003	German American Bancorp Inc.	37,472
3,956	Glacier Bancorp Inc.	210,697
438	Great Southern Bancorp Inc.	23,858
2,279	Great Western Bancorp Inc.	70,558
344	Guaranty Bancshares Inc.	11,806
3,577	Hancock Whitney Corp.	164,399
1,156	Hanmi Financial Corp.	22,288
2,106	HarborOne Bancorp Inc.	29,758
538	HBT Financial Inc.	8,796
1,715	Heartland Financial USA Inc.	80,656
2,501	Heritage Commerce Corp.	28,186
1,474	Heritage Financial Corp.	37,513
2,664	Hilltop Holdings Inc.	89,164
6,327	Home BancShares Inc.	140,143
632	HomeTrust Bancshares Inc.	17,582
5,073	Hope Bancorp Inc.	69,957

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6% — (continued)

Banks — 4.9% — (continued)
1,926	Horizon Bancorp Inc.	$34,379
590	Howard Bancorp Inc.*	11,741
128,459	Huntington Bancshares Inc.	1,994,968
829	Independent Bank Corp.	17,359
1,350	Independent Bank Corp.(a)	103,545
1,610	Independent Bank Group Inc.	113,392
2,338	International Bancshares Corp.	97,915
9,414	Investors Bancorp Inc.	134,714
2,149	Lakeland Bancorp Inc.	36,275
995	Lakeland Financial Corp.	66,078
1,376	Live Oak Bancshares Inc.	84,225
1,475	Macatawa Bank Corp.	12,110
604	Mercantile Bank Corp.	18,845
785	Metrocity Bankshares Inc.	16,257
305	Metropolitan Bank Holding Corp.*	23,882
367	Mid Penn Bancorp Inc.	9,759
906	Midland States Bancorp Inc.	22,922
647	MidWestOne Financial Group Inc.	18,996
396	MVB Financial Corp.	15,658
30,620	National Bank Holdings Corp., Class A Shares	1,148,250
1,750	NBT Bancorp Inc.	62,755
364	Nicolet Bankshares Inc.*	27,813
197	Northrim BanCorp Inc.	8,268
2,417	OceanFirst Financial Corp.	51,385
2,056	OFG Bancorp	48,953
6,836	Old National Bancorp	113,888
1,045	Old Second Bancorp Inc.	12,289
938	Origin Bancorp Inc.	38,599
454	Orrstown Financial Services Inc.	10,832
31,985	Pacific Premier Bancorp Inc.	1,278,121
25,102	PacWest Bancorp	1,068,090
593	Park National Corp.	69,523
732	Peapack Gladstone Financial Corp.	24,383
771	Peoples Bancorp Inc.	24,086
314	Peoples Financial Services Corp.	14,472
17,704	People’s United Financial Inc.	290,877
3,088	Pinnacle Financial Partners Inc.	299,289
3,519	Popular Inc.	267,233
567	Preferred Bank	36,226
581	Premier Financial Bancorp Inc.	10,464
950	Primis Financial Corp.	14,241
3,706	Prosperity Bancshares Inc.	258,975
631	QCR Holdings Inc.	32,780
632	RBB Bancorp	16,268
148	Red River Bancshares Inc.	7,424
693	Reliant Bancorp Inc.	20,097
2,293	Renasant Corp.	80,484
442	Republic Bancorp Inc., Class A Shares	22,157
1,597	Republic First Bancorp Inc.*	5,334
1,604	S&T Bancorp Inc.	47,799
1,944	Sandy Spring Bancorp Inc.	84,700
2,235	Seacoast Banking Corp. of Florida	71,386
2,072	ServisFirst Bancshares Inc.	152,126
651	Sierra Bancorp	16,548

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6% — (continued)

Banks — 4.9% — (continued)
7,411	Signature Bank	$1,921,895
943	Silvergate Capital Corp., Class A Shares*	106,540
4,448	Simmons First National Corp., Class A Shares	129,214
475	SmartFinancial Inc.	11,866
359	South Plains Financial Inc.	8,329
2,992	South State Corp.	205,191
351	Southern First Bancshares Inc.*	17,894
1,335	Southside Bancshares Inc.	50,316
628	Spirit of Texas Bancshares Inc.	14,852
7,959	Sterling Bancorp	182,182
842	Stock Yards Bancorp Inc.	43,430
512	Summit Financial Group Inc.	12,257
6,133	Synovus Financial Corp.	264,332
30,745	Texas Capital Bancshares Inc.*	2,090,353
621	Tompkins Financial Corp.	49,425
9,477	Towne Bank	288,764
1,139	TriCo Bancshares	45,047
1,191	TriState Capital Holdings Inc.*	24,070
967	Triumph Bancorp Inc.*	79,507
2,612	Trustmark Corp.	82,591
8,734	UMB Financial Corp.	799,860
9,511	Umpqua Holdings Corp.	185,179
5,166	United Bankshares Inc.	187,681
3,338	United Community Banks Inc.	100,707
1,083	Univest Financial Corp.	29,328
62,188	Valley National Bancorp	810,932
1,969	Veritex Holdings Inc.	70,746
736	Washington Trust Bancorp Inc.	39,199
3,743	Webster Financial Corp.	189,096
2,707	WesBanco Inc.	92,038
691	West Bancorporation Inc.	21,138
1,078	Westamerica Bancorporation	61,166
4,193	Western Alliance Bancorp	409,069
2,353	Wintrust Financial Corp.	176,099
6,718	Zions Bancorp NA	388,972

	Total Banks	33,027,727

Capital Markets — 2.3%
1,724	Affiliated Managers Group Inc.	293,270
5,820	Ares Management Corp., Class A Shares	449,188
2,457	Artisan Partners Asset Management Inc., Class A Shares	127,666
797	Assetmark Financial Holdings Inc.*	21,415
56	Associated Capital Group Inc., Class A Shares	2,065
837	B. Riley Financial Inc.	54,857
13,720	BGC Partners Inc., Class A Shares	70,658
2,083	Blucora Inc.*	34,182
2,434	Brightsphere Investment Group Inc.	66,180
6,790	Carlyle Group Inc. (The)	335,290
4,467	Cboe Global Markets Inc.	563,512
14,972	Cohen & Steers Inc.	1,313,194
1,094	Cowen Inc., Class A Shares	39,428
142	Diamond Hill Investment Group Inc.	25,990
1,194	Donnelley Financial Solutions Inc.*	39,820
6,125	Evercore Inc., Class A Shares	855,295
1,580	FactSet Research Systems Inc.(a)	600,748

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6% — (continued)

Capital Markets — 2.3% — (continued)
4,099	Federated Hermes Inc., Class B Shares	$138,669
2,141	Focus Financial Partners Inc., Class A Shares*	111,075
205	GAMCO Investors Inc., Class A Shares	5,599
1,354	GCM Grosvenor Inc., Class A Shares(a)	15,056
659	Greenhill & Co., Inc.	9,714
1,419	Hamilton Lane Inc., Class A Shares	122,133
2,248	Houlihan Lokey Inc., Class A Shares	202,770
13,935	Invesco Ltd.	352,834
5,132	Janus Henderson Group PLC	222,524
9,150	Jefferies Financial Group Inc.	338,184
4,297	Lazard Ltd., Class A Shares	203,678
3,360	LPL Financial Holdings Inc.	496,776
2,555	Moelis & Co., Class A Shares	158,282
4,772	Moody’s Corp.	1,817,034
976	Morningstar Inc.	261,558
6,154	Nasdaq Inc.	1,204,830
23,316	Northern Trust Corp.	2,763,412
4,399	Open Lending Corp., Class A Shares*	162,631
410	Oppenheimer Holdings Inc., Class A Shares	19,102
746	Piper Sandler Cos.	106,618
1,001	PJT Partners Inc., Class A Shares	79,059
805	Pzena Investment Management Inc., Class A Shares	8,783
914	Sculptor Capital Management Inc., Class A Shares	25,866
4,693	SEI Investments Co.	294,767
41,123	SLR Investment Corp.	771,468
1,548	StepStone Group Inc., Class A Shares(a)	74,103
4,229	Stifel Financial Corp.(a)	292,224
719	StoneX Group Inc.*	50,107
3,892	Virtu Financial Inc., Class A Shares(a)	95,276
316	Virtus Investment Partners Inc.	98,813
6,054	WisdomTree Investments Inc.	38,201

	Total Capital Markets	15,433,904

Consumer Finance — 0.3%
216	Atlanticus Holdings Corp.*	13,867
388	Credit Acceptance Corp.*(a)	224,916
874	Curo Group Holdings Corp.	14,307
1,287	Encore Capital Group Inc.*	63,333
1,477	Enova International Inc.*	48,711
2,154	EZCORP Inc., Class A Shares*	14,841
1,677	FirstCash Inc.	143,702
2,178	Green Dot Corp., Class A Shares*	113,779
3,985	LendingClub Corp.*	123,774
479	LendingTree Inc.*(a)	79,816
7,342	Navient Corp.	170,408
708	Nelnet Inc., Class A Shares	57,263
3,785	OneMain Holdings Inc., Class A Shares	218,887
1,045	Oportun Financial Corp.*	26,386
1,918	PRA Group Inc.*	80,556
2,764	PROG Holdings Inc.	130,793
359	Regional Management Corp.	21,335
2,563	Santander Consumer USA Holdings Inc.(a)	106,954
13,472	SLM Corp.	252,600
514	Upstart Holdings Inc.*(a)	117,768
181	World Acceptance Corp.*	34,367

	Total Consumer Finance	2,058,363

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6% — (continued)

Diversified Financial Services — 0.2%
699	Alerus Financial Corp.	$20,872
356	A-Mark Precious Metals Inc.	17,270
1,362	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	23,236
3,556	Cannae Holdings Inc.*	113,507
329	Marlin Business Services Corp.	7,320
14,736	Voya Financial Inc.	957,545

	Total Diversified Financial Services	1,139,750

Insurance — 4.2%
2,347	Alleghany Corp.*	1,588,191
1,955	Ambac Financial Group Inc.*	27,546
3,515	American Equity Investment Life Holding Co.	111,390
2,817	American Financial Group Inc.	388,577
320	American National Group Inc.	61,600
786	AMERISAFE Inc.	45,234
1,308	Argo Group International Holdings Ltd.(a)	69,193
2,498	Assurant Inc.	424,935
3,017	Assured Guaranty Ltd.	150,428
4,790	Athene Holding Ltd., Class A Shares*	320,786
3,220	Axis Capital Holdings Ltd.	164,767
3,685	Brighthouse Financial Inc.*	180,418
9,885	Brown & Brown Inc.	573,824
48,534	BRP Group Inc., Class A Shares*	1,827,305
11,789	Chubb Ltd.	2,168,233
2,289	Citizens Inc., Class A Shares*	13,665
5,436	CNO Financial Group Inc.	132,965
698	Crawford & Co., Class A Shares	6,959
558	Donegal Group Inc., Class A Shares	8,404
8,925	eHealth Inc.*	344,951
1,059	Employers Holdings Inc.	43,599
581	Enstar Group Ltd.*	134,019
1,042	Erie Indemnity Co., Class A Shares	184,528
11,247	Everest Re Group Ltd.	2,979,330
4,420	First American Financial Corp.	311,743
20,741	Genworth Financial Inc., Class A Shares*	77,779
4,295	Globe Life Inc.	412,621
1,888	GoHealth Inc., Class A Shares*	9,176
728	Goosehead Insurance Inc., Class A Shares	106,856
1,274	Greenlight Capital Re Ltd., Class A Shares*	10,740
1,485	Hanover Insurance Group Inc. (The)	209,845
11,770	Hartford Financial Services Group Inc. (The)	791,179
237	HCI Group Inc.	26,463
931	Heritage Insurance Holdings Inc.	6,517
1,699	Horace Mann Educators Corp.	69,659
214	Independence Holding Co.	10,696
67	Investors Title Co.	12,855
1,352	James River Group Holdings Ltd.	49,740
2,527	Kemper Corp.	173,352
910	Kinsale Capital Group Inc.(a)	165,484
1,584	Lemonade Inc.*(a)	119,655
2,760	Maiden Holdings Ltd.*	8,639
2,349	Markel Corp.*	2,983,817
1,900	MBIA Inc.*	21,261
1,116	Mercury General Corp.	66,636
13,328	MetLife Inc.	826,336

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6% — (continued)

Insurance — 4.2% — (continued)
1,474	MetroMile Inc.*(a)	$5,896
103	National Western Life Group Inc., Class A Shares	22,831
380	NI Holdings Inc.*	7,418
11,915	Old Republic International Corp.	309,790
9,125	Palomar Holdings Inc., Class A Shares*	819,425
7,992	Primerica Inc.	1,222,297
2,166	ProAssurance Corp.	55,233
9,245	Reinsurance Group of America Inc., Class A Shares	1,070,756
2,030	RenaissanceRe Holdings Ltd.	318,162
1,697	RLI Corp.(a)	185,363
614	Safety Insurance Group Inc.	49,924
2,456	Selective Insurance Group Inc.	205,248
5,529	Selectquote Inc.*	52,802
3,721	SiriusPoint Ltd.*	36,503
755	State Auto Financial Corp.	38,188
1,123	Stewart Information Services Corp.	70,693
845	Tiptree Inc.	8,543
27,087	Travelers Cos., Inc. (The)	4,326,065
758	Trean Insurance Group Inc.*	7,739
1,566	Trupanion Inc.*	143,414
843	United Fire Group Inc.	21,884
904	United Insurance Holdings Corp.	3,444
1,145	Universal Insurance Holdings Inc.	16,305
8,521	Unum Group	226,829
129	White Mountains Insurance Group Ltd.	144,585
11,011	WR Berkley Corp.	829,238

	Total Insurance	28,620,471

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
302	AFC Gamma Inc.	6,436
22,065	AGNC Investment Corp.	359,880
5,818	Apollo Commercial Real Estate Finance Inc.	90,470
5,234	Arbor Realty Trust Inc.	95,678
1,519	Ares Commercial Real Estate Corp.	23,970
2,760	ARMOUR Residential REIT Inc.	29,974
5,867	Blackstone Mortgage Trust Inc., Class A Shares	192,496
3,471	BrightSpire Capital Inc., Class A Shares	34,779
5,335	Broadmark Realty Capital Inc.	56,071
4,242	Capstead Mortgage Corp.	29,227
9,756	Chimera Investment Corp.	149,462
1,234	Dynex Capital Inc.	21,916
1,694	Ellington Financial Inc.	31,373
2,266	Granite Point Mortgage Trust Inc.	31,180
885	Great Ajax Corp.	12,505
3,166	Hannon Armstrong Sustainable Infrastructure Capital Inc.(a)	191,131
11,351	Invesco Mortgage Capital Inc.(a)	35,415
1,358	KKR Real Estate Finance Trust Inc.	28,966
4,606	Ladder Capital Corp., Class A Shares	52,554
18,264	MFA Financial Inc.	87,667
17,974	New Residential Investment Corp.	196,276
15,576	New York Mortgage Trust Inc.	68,846
3,629	Orchid Island Capital Inc., Class A Shares(a)	18,218
4,032	PennyMac Mortgage Investment Trust	78,261
2,381	Ready Capital Corp.	36,453

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.6% — (continued)

Mortgage Real Estate Investment Trusts (REITs) — 0.3% — (continued)
4,668	Redwood Trust Inc.	$58,210
11,434	Starwood Property Trust Inc.	294,997
2,578	TPG RE Finance Trust Inc.	32,483
12,726	Two Harbors Investment Corp.(a)	83,992

	Total Mortgage Real Estate Investment Trusts (REITs)	2,428,886

Thrifts & Mortgage Finance — 0.4%
2,350	Axos Financial Inc.*(a)	113,928
835	Bridgewater Bancshares Inc.*	13,652
5,359	Capitol Federal Financial Inc.	61,843
1,667	Columbia Financial Inc.*	30,056
4,673	Essent Group Ltd.	220,005
400	Federal Agricultural Mortgage Corp., Class C Shares	39,160
1,390	Finance Of America Cos Inc., Class A Shares*	7,645
2,124	Flagstar Bancorp Inc.	105,053
342	FS Bancorp Inc.	11,686
67	Hingham Institution for Savings	21,742
274	Home Bancorp Inc.	10,253
437	Home Point Capital Inc.	1,731
818	HomeStreet Inc.	33,415
2,979	Kearny Financial Corp.	37,804
760	Luther Burbank Corp.	9,857
391	Merchants Bancorp	14,338
1,925	Meridian Bancorp Inc.	40,002
1,274	Meta Financial Group Inc.	62,668
14,393	MGIC Investment Corp.	219,781
2,953	Mr Cooper Group Inc.*	114,813
19,225	New York Community Bancorp Inc.	240,697
3,492	NMI Holdings Inc., Class A Shares*	78,814
1,944	Northfield Bancorp Inc.	32,854
4,687	Northwest Bancshares Inc.	61,025
321	Ocwen Financial Corp.*	9,084
584	PCSB Financial Corp.	10,646
1,455	PennyMac Financial Services Inc.	96,830
545	Pioneer Bancorp Inc.*	6,698
1,490	Premier Financial Corp.	45,296
580	Provident Bancorp Inc.	9,413
3,105	Provident Financial Services Inc.	68,527
7,920	Radian Group Inc.	187,150
324	Southern Missouri Bancorp Inc.	14,619
2,351	TFS Financial Corp.	46,996
818	TrustCo Bank Corp. NY	26,250
1,781	UWM Holdings Corp.(a)	13,090
342	Velocity Financial Inc.*	4,402
1,201	Walker & Dunlop Inc.	133,371
2,970	Washington Federal Inc.	98,901
896	Waterstone Financial Inc.	18,171
10,132	WSFS Financial Corp.	460,094

	Total Thrifts & Mortgage Finance	2,832,360

	TOTAL FINANCIALS	85,541,461

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4%

Biotechnology — 4.2%
365	4D Molecular Therapeutics Inc.*	$11,151
438	89bio Inc.*	8,107
4,929	ACADIA Pharmaceuticals Inc.*	86,307
13,930	Acceleron Pharma Inc.*	1,864,948
825	Adicet Bio Inc.*	6,889
870	Aduro Biotech*(b)(c)	2,610
3,265	Adverum Biotechnologies Inc.*	7,934
1,772	Aeglea BioTherapeutics Inc.*	12,847
4,791	Affimed NV*	33,729
8,092	Agenus Inc.*	49,928
2,540	Agios Pharmaceuticals Inc.*	113,487
6,518	Akebia Therapeutics Inc.*	19,163
1,055	Akero Therapeutics Inc.*	25,046
989	Akouos Inc.*	11,759
720	Albireo Pharma Inc.*	21,996
1,990	Aldeyra Therapeutics Inc.*	18,885
2,369	Alector Inc.*	64,034
769	Aligos Therapeutics Inc.*	13,111
6,803	Alkermes PLC*(a)	212,662
1,500	Allakos Inc.*	133,740
2,797	Allogene Therapeutics Inc.*	66,708
1,255	Allovir Inc.*	24,159
460	Alpine Immune Sciences Inc.*	4,375
1,330	Altimmune Inc.*	19,937
741	ALX Oncology Holdings Inc.*	51,870
10,896	Amicus Therapeutics Inc.*	124,105
800	AnaptysBio Inc.*	20,488
2,562	Anavex Life Sciences Corp.*(a)	49,933
599	Anika Therapeutics Inc.*	25,835
1,278	Annexon Inc.*	20,895
2,752	Apellis Pharmaceuticals Inc.*	181,219
1,013	Applied Molecular Transport Inc.*	30,461
730	Applied Therapeutics Inc.*	11,468
2,125	AquaBounty Technologies Inc.*	9,839
3,139	Arbutus Biopharma Corp.*	10,767
854	Arcturus Therapeutics Holdings Inc.*	46,808
1,909	Arcus Biosciences Inc.*(a)	55,686
1,135	Arcutis Biotherapeutics Inc.*	24,028
3,557	Ardelyx Inc.*	5,015
2,517	Arena Pharmaceuticals Inc.*	133,200
4,254	Arrowhead Pharmaceuticals Inc.*	285,528
8,640	Ascendis Pharma, ADR*	1,354,147
3,396	Atara Biotherapeutics Inc.*	50,872
3,372	Athenex Inc.*	12,308
8,338	Athersys Inc.*(a)	14,008
4,796	Atossa Therapeutics Inc.*(a)	18,225
1,027	Atreca Inc., Class A Shares*	6,028
2,649	Avid Bioservices Inc.*	64,212
1,298	Avidity Biosciences Inc.*	29,646
975	Avita Medical Inc.*	19,705
1,397	Avrobio Inc.*	9,304
1,937	Beam Therapeutics Inc.*(a)	214,852
995	Beyondspring Inc.*(a)	31,153
451	BioAtla Inc.*	18,532

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Biotechnology — 4.2% — (continued)
7,334	BioCryst Pharmaceuticals Inc.*	$116,757
2,226	Biohaven Pharmaceutical Holding Co., Ltd.*	292,140
336	Biomea Fusion Inc.*(a)	4,687
654	Bioxcel Therapeutics Inc.*	19,260
922	Black Diamond Therapeutics Inc.*	9,312
2,811	Bluebird Bio Inc.*	51,441
16,757	Blueprint Medicines Corp.*(a)	1,562,925
427	Bolt Biotherapeutics Inc.*	7,584
17,849	Bridgebio Pharma Inc.*	894,413
971	Brooklyn ImmunoTherapeutics Inc.*	11,720
1,415	C4 Therapeutics Inc.*(a)	56,784
1,472	Cardiff Oncology Inc.*	10,790
2,071	CareDx Inc.*	151,763
4,160	Catalyst Pharmaceuticals Inc.*	22,922
320	Celcuity Inc.*	7,040
1,612	Celldex Therapeutics Inc.*	84,872
1,447	CEL-SCI Corp.*	16,756
1,631	Cerevel Therapeutics Holdings Inc.*	51,637
2,504	ChemoCentryx Inc.*	39,588
3,006	Chimerix Inc.*	21,343
1,280	Chinook Therapeutics Inc.*	17,357
900	Clene Inc.*	7,200
4,071	Clovis Oncology Inc.*	19,622
637	Codiak Biosciences Inc.*	10,956
1,507	Cogent Biosciences Inc.*	12,478
44,520	Coherus Biosciences Inc.*(a)	711,430
820	Cortexyme Inc.*(a)	78,966
1,490	Crinetics Pharmaceuticals Inc.*	35,119
1,143	Cue Biopharma Inc.*	13,705
595	Cullinan Oncology Inc.*	16,791
3,554	Curis Inc.*	31,453
3,216	Cytokinetics Inc.*(a)	106,032
2,753	CytomX Therapeutics Inc.*	14,095
1,625	Deciphera Pharmaceuticals Inc.*	51,187
3,824	Denali Therapeutics Inc.*	203,437
975	DermTech Inc.*	36,270
543	Design Therapeutics Inc.*	8,536
2,870	Dicerna Pharmaceuticals Inc.*	59,065
4,551	Dynavax Technologies Corp.*(a)	88,562
1,231	Dyne Therapeutics Inc.*	20,841
545	Eagle Pharmaceuticals Inc.*	29,087
2,826	Editas Medicine Inc., Class A Shares*(a)	179,705
1,397	Eiger BioPharmaceuticals Inc.*	11,372
10,844	Emergent BioSolutions Inc.*	684,040
817	Enanta Pharmaceuticals Inc.*	46,732
3,809	Epizyme Inc.*	19,654
1,296	Evelo Biosciences Inc.*	14,736
13,138	Exelixis Inc.*	251,855
12,105	Fate Therapeutics Inc.*	886,691
3,498	FibroGen Inc.*	40,682
290	Finch Therapeutics Group Inc.*	4,103
1,872	Flexion Therapeutics Inc.*	11,195
784	Foghorn Therapeutics Inc.*	10,176
1,285	Forma Therapeutics Holdings Inc.*	30,879

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Biotechnology — 4.2% — (continued)
457	Forte Biosciences Inc.*	$13,445
3,102	Fortress Biotech Inc.*	10,206
1,265	Frequency Therapeutics Inc.*	9,766
1,609	G1 Therapeutics Inc.*	24,328
875	Gemini Therapeutics Inc., Class A Shares*	4,305
1,819	Generation Bio Co.*	45,475
11,885	Geron Corp.*	17,233
2,445	Global Blood Therapeutics Inc.*	70,147
2,509	Gossamer Bio Inc.*	24,939
162	Greenwich Lifesciences Inc.*	6,483
1,646	Gritstone bio Inc.*	15,143
972	GT Biopharma Inc.*	8,641
5,802	Halozyme Therapeutics Inc.*	243,626
764	Harpoon Therapeutics Inc.*	7,243
3,843	Heron Therapeutics Inc.*	44,848
1,849	Homology Medicines Inc.*	13,294
627	Hookipa Pharma Inc.*	4,320
1,841	Humanigen Inc.*	30,524
9,151	iBio Inc.*(a)	11,622
1,149	Ideaya Biosciences Inc.*	27,001
376	IGM Biosciences Inc.*	26,775
621	Immunic Inc.*	6,117
2,754	ImmunityBio Inc.*	31,341
8,260	ImmunoGen Inc.*	49,973
1,922	Immunovant Inc.*	16,645
339	Impel Neuropharma Inc.*	6,438
3,573	Infinity Pharmaceuticals Inc.*	12,648
1,138	Inhibrx Inc.*	32,456
8,498	Inovio Pharmaceuticals Inc.*(a)	73,423
606	Inozyme Pharma Inc.*	9,345
4,282	Insmed Inc.*	120,067
708	Instil Bio Inc.*	13,346
2,824	Intellia Therapeutics Inc.*	453,337
1,096	Intercept Pharmaceuticals Inc.*	16,341
45,377	Invitae Corp.*(a)	1,344,521
5,937	Ionis Pharmaceuticals Inc.*	236,055
6,020	Iovance Biotherapeutics Inc.*	144,901
99,413	Ironwood Pharmaceuticals Inc., Class A Shares*	1,302,310
842	iTeos Therapeutics Inc.*	23,871
3,427	IVERIC bio Inc.*	36,223
1,329	Jounce Therapeutics Inc.*	8,266
6,965	Kadmon Holdings Inc.*	38,168
871	KalVista Pharmaceuticals Inc.*	17,803
913	Karuna Therapeutics Inc.*	108,556
3,010	Karyopharm Therapeutics Inc.*	17,458
641	Keros Therapeutics Inc.*	21,563
1,305	Kezar Life Sciences Inc.*	9,944
1,280	Kiniksa Pharmaceuticals Ltd., Class A Shares*	16,102
528	Kinnate Biopharma Inc.*	11,679
1,393	Kodiak Sciences Inc.*	131,193
1,591	Kronos Bio Inc.*	33,268
735	Krystal Biotech Inc.*	42,586
2,621	Kura Oncology Inc.*	48,384
1,188	Kymera Therapeutics Inc.*	73,822

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Biotechnology — 4.2% — (continued)
2,519	Lexicon Pharmaceuticals Inc.*	$11,890
651	Ligand Pharmaceuticals Inc.*	86,127
4,915	Lineage Cell Therapeutics Inc.*	12,386
2,578	MacroGenics Inc.*	60,867
467	Madrigal Pharmaceuticals Inc.*	38,644
1,217	Magenta Therapeutics Inc.*	7,789
10,292	MannKind Corp.*(a)	49,402
4,472	MEI Pharma Inc.*	12,522
1,279	MeiraGTx Holdings PLC*	16,000
2,828	Mersana Therapeutics Inc.*	39,394
4,556	MiMedx Group Inc.*(a)	67,247
1,662	Mirati Therapeutics Inc.*	282,091
194	Mirum Pharmaceuticals Inc.*	3,152
1,501	Molecular Templates Inc.*	9,787
854	Morphic Holding Inc.*	53,811
2,796	Mustang Bio Inc.*	8,500
3,152	Myriad Genetics Inc.*	112,779
3,248	Natera Inc.*	384,661
1,619	Neoleukin Therapeutics Inc.*	13,195
3,877	Neurocrine Biosciences Inc.*	369,090
312	NexImmune Inc.*	4,393
14,414	Nkarta Inc.*(a)	466,149
5,338	Novavax Inc.*(a)	1,273,327
1,287	Nurix Therapeutics Inc.*	41,429
7,597	Ocugen Inc.*(a)	57,661
477	Olema Pharmaceuticals Inc.*	14,272
3,030	Oncocyte Corp.*	12,423
829	Oncorus Inc.*	8,564
1,804	Oncternal Therapeutics Inc.*(c)	8,087
16,163	OPKO Health Inc.*(a)	62,389
1,569	Organogenesis Holdings Inc., Class A Shares*	26,767
1,203	ORIC Pharmaceuticals Inc.*	26,574
3,559	Outlook Therapeutics Inc.*	9,823
452	Oyster Point Pharma Inc.*	5,957
1,516	Passage Bio Inc.*	18,222
1,076	PMV Pharmaceuticals Inc.*	32,657
144	Portage Biotech Inc.*	2,925
1,232	Poseida Therapeutics Inc.*	10,644
998	Praxis Precision Medicines Inc.*	19,830
3,881	Precigen Inc.*	23,480
1,991	Precision BioSciences Inc.*	25,027
477	Prelude Therapeutics Inc.*	17,024
456	Prometheus Biosciences Inc.*	9,950
1,703	Protagonist Therapeutics Inc.*	82,595
1,406	Prothena Corp. PLC*	94,371
2,853	PTC Therapeutics Inc.*	124,533
1,278	Puma Biotechnology Inc.*	9,674
1,936	Radius Health Inc.*	26,833
737	RAPT Therapeutics Inc.*	24,100
866	Recursion Pharmaceuticals Inc., Class A Shares*(a)	21,841
1,637	REGENXBIO Inc.*	52,875
2,407	Relay Therapeutics Inc.*(a)	77,096
303	Reneo Pharmaceuticals Inc.*	3,354
1,103	Replimune Group Inc.*	35,031

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Biotechnology — 4.2% — (continued)
2,444	REVOLUTION Medicines Inc.*	$71,096
1,808	Rhythm Pharmaceuticals Inc.*	23,522
7,258	Rigel Pharmaceuticals Inc.*	27,580
21,761	Rocket Pharmaceuticals Inc.*	744,444
1,858	Rubius Therapeutics Inc.*	40,356
2,236	Sage Therapeutics Inc.*	103,326
1,085	Sana Biotechnology Inc.*	26,029
4,881	Sangamo Therapeutics Inc.*	48,371
3,238	Sarepta Therapeutics Inc.*	252,953
1,178	Scholar Rock Holding Corp.*	46,566
3,649	Selecta Biosciences Inc.*	15,837
424	Sensei Biotherapeutics Inc.*	4,571
2,866	Seres Therapeutics Inc.*	18,371
7,036	Sesen Bio Inc.*	6,669
1,091	Shattuck Labs Inc.*	23,053
312	Sigilon Therapeutics Inc.*	1,853
529	Silverback Therapeutics Inc.*(a)	11,638
2,460	Solid Biosciences Inc.*	6,667
11,219	Sorrento Therapeutics Inc.*(a)	100,971
6,187	Spectrum Pharmaceuticals Inc.*	14,539
983	Spero Therapeutics Inc.*	18,923
1,203	SpringWorks Therapeutics Inc.*	90,345
396	Spruce Biosciences Inc.*	3,037
931	SQZ Biotechnologies Co.*	12,382
784	Stoke Therapeutics Inc.*	20,525
888	Summit Therapeutics Inc.*	7,077
1,332	Surface Oncology Inc.*	8,432
1,782	Sutro Biopharma Inc.*	38,705
1,847	Syndax Pharmaceuticals Inc.*	32,304
2,249	Syros Pharmaceuticals Inc.*	11,920
350	Talaris Therapeutics Inc.*	4,064
910	Taysha Gene Therapies Inc.*	18,091
1,204	TCR2 Therapeutics Inc.*	20,191
5,414	TG Therapeutics Inc.*	146,557
13,159	Tonix Pharmaceuticals Holding Corp.*	9,289
2,826	Translate Bio Inc.*(a)	105,692
2,312	Travere Therapeutics Inc., *	50,471
6,599	Trevena Inc.*	8,711
4,002	Trillium Therapeutics Inc.*	68,954
21,613	Turning Point Therapeutics Inc.*	1,664,633
1,990	Twist Bioscience Corp.*(a)	225,288
2,722	Ultragenyx Pharmaceutical Inc.*	262,101
1,858	United Therapeutics Corp.*	399,247
820	UroGen Pharma Ltd.*(a)	14,448
2,288	Vanda Pharmaceuticals Inc.*	38,301
4,918	Vaxart Inc.*(a)	44,016
1,625	Vaxcyte Inc.*	42,624
7,731	VBI Vaccines Inc.*	27,909
2,805	Veracyte Inc.*	134,949
7,310	Verastem Inc.*	19,371
1,927	Vericel Corp.*(a)	104,386
2,765	Viking Therapeutics Inc.*	18,277
223	Vincerx Pharma Inc.*	3,497
2,477	Vir Biotechnology Inc.*	127,665

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Biotechnology — 4.2% — (continued)
1,466	Viracta Therapeutics Inc.*	$13,517
7,834	VistaGen Therapeutics Inc.*	23,815
545	Vor BioPharma Inc.*	8,006
293	Werewolf Therapeutics Inc.*	5,215
528	XBiotech Inc.	8,432
2,323	Xencor Inc.*	78,680
235	XOMA Corp.*	7,313
1,434	Y-mAbs Therapeutics Inc.*	44,139
1,369	Zentalis Pharmaceuticals Inc.*	93,352
9,102	ZIOPHARM Oncology Inc.*(a)	14,836

	Total Biotechnology	28,186,216

Health Care Equipment & Supplies — 5.3%
1,322	Accelerate Diagnostics Inc.*	8,262
113,235	Accuray Inc.*	460,866
687	Acutus Medical Inc.*	8,787
2,838	Alphatec Holdings Inc.*	41,094
1,579	AngioDynamics Inc.*	44,686
1,433	Apyx Medical Corp.*	16,924
9,551	Asensus Surgical Inc.*	21,012
3,198	Aspira Women’s Health Inc.*	12,184
12,106	AtriCure Inc.*	891,244
63	Atrion Corp.	43,726
17,420	Avanos Medical Inc.*(a)	574,860
1,595	AxoGen Inc.*	27,211
1,712	Axonics Inc.*(a)	128,366
48,464	Baxter International Inc.	3,693,926
1,002	BioLife Solutions Inc.*	58,477
15,169	Bioventus Inc., Class A Shares*	220,102
1,331	Butterfly Network Inc.*(a)	16,451
8,391	Cardiovascular Systems Inc.*	300,314
7,046	Cerus Corp.*	45,447
766	ClearPoint Neuro Inc.*	14,454
1,195	CONMED Corp.	156,951
1,619	CryoLife Inc.*	42,483
1,739	CryoPort Inc.*(a)	110,548
740	Cutera Inc.*	36,808
28,290	CytoSorbents Corp.*	270,735
543	DarioHealth Corp.*	7,325
20,451	DENTSPLY SIRONA Inc.	1,261,827
792	Eargo Inc.*	15,848
6,681	Envista Holdings Corp.*	285,880
1,851	Glaukos Corp.*	110,375
3,211	Globus Medical Inc., Class A Shares*	262,018
39,944	Haemonetics Corp.*	2,506,486
393	Heska Corp.*	104,263
2,757	Hill-Rom Holdings Inc.	401,364
15,756	ICU Medical Inc.*	3,140,959
1,229	IDEXX Laboratories Inc.*	828,051
1,452	Inari Medical Inc.*	118,861
823	Inogen Inc.*	48,713
1,352	Integer Holdings Corp.*	133,564
3,075	Integra LifeSciences Holdings Corp.*(a)	231,332
27,417	Intersect ENT Inc.*	746,017
1,242	Intuitive Surgical Inc.*	1,308,521

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Health Care Equipment & Supplies — 5.3% — (continued)
1,367	Invacare Corp.*	$11,565
290	iRadimed Corp.*	9,790
1,223	iRhythm Technologies Inc.*	58,459
2,822	Lantheus Holdings Inc.*	74,416
764	LeMaitre Vascular Inc.	43,258
2,087	LivaNova PLC*	172,574
6,082	Masimo Corp.*	1,651,506
1,801	Meridian Bioscience Inc.*	36,452
27,806	Merit Medical Systems Inc.*	1,995,637
197	Mesa Laboratories Inc.	52,583
532	Misonix Inc.*	13,513
1,445	Natus Medical Inc.*	38,321
4,470	Neogen Corp.*	195,697
1,019	Neuronetics Inc.*	6,848
271	NeuroPace Inc.*	5,756
1,423	Nevro Corp.*	173,606
2,208	NuVasive Inc.*(a)	137,205
43,000	OraSure Technologies Inc.*(a)	470,850
3,627	Ortho Clinical Diagnostics Holdings PLC*	74,136
808	Orthofix Medical Inc.*	34,259
561	OrthoPediatrics Corp.*	39,326
1,876	Outset Medical Inc.*	92,468
2,936	PAVmed Inc.*	21,433
1,404	Penumbra Inc.*(a)	386,030
1,041	Pulmonx Corp.*	41,838
553	Pulse Biosciences Inc.*	14,323
4,060	Quidel Corp.*(a)	523,537
3,288	Quotient Ltd.*	10,094
776	Retractable Technologies Inc.*(a)	9,995
1,300	SeaSpine Holdings Corp.*	21,814
17,061	Senseonics Holdings Inc.*(a)	68,415
1,391	Shockwave Medical Inc.*	297,966
1,320	SI-BONE Inc.*	32,221
2,343	Sientra Inc.*	14,245
1,390	Silk Road Medical Inc.*(a)	82,399
92,355	Smith & Nephew PLC, ADR(a)	3,540,891
364	Soliton Inc.*	7,655
1,942	STAAR Surgical Co.*	299,981
2,068	Stereotaxis Inc.*	14,600
583	Surmodics Inc.*	35,021
783	Tactile Systems Technology Inc.*	34,828
529	Talis Biomedical Corp.*	4,264
13,764	Tandem Diabetes Care Inc.*	1,543,908
6,161	Teleflex Inc.	2,436,429
1,065	TransMedics Group Inc.*	34,804
435	Treace Medical Concepts Inc.*	10,984
154	Utah Medical Products Inc.	13,644
933	Vapotherm Inc.*	25,797
20,197	Varex Imaging Corp.*	589,146
5,597	ViewRay Inc.*	33,806
11,973	Zimmer Biomet Holdings Inc.	1,801,338
737	Zynex Inc.*(a)	9,883

	Total Health Care Equipment & Supplies	36,106,836

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Health Care Providers & Services — 2.9%
4,977	1Life Healthcare Inc.*	$121,986
51,587	Acadia Healthcare Co., Inc.*	3,410,932
2,069	Accolade Inc.*	98,029
3,281	AdaptHealth Corp., Class A Shares*	78,875
631	Addus HomeCare Corp.*	56,740
892	Agiliti Inc.*	19,026
2,052	agilon health Inc.*(a)	71,820
1,051	Alignment Healthcare Inc.*	18,571
7,750	Amedisys Inc.*	1,421,738
1,994	AMN Healthcare Services Inc.*	226,359
1,491	Apollo Medical Holdings Inc.*(a)	113,182
287	Apria Inc.*	10,237
1,522	Aveanna Healthcare Holdings Inc.*	14,368
480	Biodesix Inc.*	4,330
7,524	Brookdale Senior Living Inc.*	54,925
875	Castle Biosciences Inc.*	67,139
3,076	Chemed Corp.	1,466,329
5,114	Community Health Systems Inc.*	62,953
364	CorVel Corp.*	59,991
4,278	Covetrus Inc.*(a)	96,640
1,464	Cross Country Healthcare Inc.*	31,842
13,461	Encompass Health Corp.	1,056,015
2,217	Ensign Group Inc. (The)	181,062
487	Exagen Inc.*	6,867
892	Fulgent Genetics Inc.*(a)	81,386
3,766	Guardant Health Inc.*	479,299
1,597	Hanger Inc.*	38,136
14,319	HealthEquity Inc.*	918,850
5,905	Henry Schein Inc.*	446,359
783	InfuSystem Holdings Inc.*	11,158
722	Innovage Holding Corp.*	10,852
567	Joint Corp. (The)*	57,930
1,283	LHC Group Inc.*	239,613
974	Magellan Health Inc.*	92,160
26,874	MEDNAX Inc.*	862,924
516	ModivCare Inc.*	101,786
6,952	Molina Healthcare Inc.*	1,868,489
497	National HealthCare Corp.	36,703
603	National Research Corp.	32,562
379	Ontrak Inc.*(a)	4,594
66,701	Option Care Health Inc.*	1,784,252
2,990	Owens & Minor Inc.(a)	111,467
19,450	Patterson Cos., Inc.(a)	595,948
1,085	Pennant Group Inc. (The)*	33,168
16,683	PetIQ Inc., Class A Shares*(a)	432,924
5,031	Premier Inc., Class A Shares	187,053
791	Privia Health Group Inc.*	23,580
2,687	Progyny Inc.*	150,123
5,649	R1 RCM Inc.*	111,398
1,863	RadNet Inc.*(a)	58,517
4,543	Select Medical Holdings Corp.	157,052
501	Sharps Compliance Corp.*	4,504
999	Signify Health Inc., Class A Shares*	25,964
1,615	SOC Telemed Inc., Class A Shares*	4,377

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Health Care Providers & Services — 2.9% — (continued)
1,304	Surgery Partners Inc.*	$64,157
4,375	Tenet Healthcare Corp.*	329,656
1,849	Tivity Health Inc.*	42,989
937	Triple-S Management Corp., Class B Shares*	33,264
9,000	Universal Health Services Inc., Class B Shares	1,401,840
525	US Physical Therapy Inc.	61,635
1,562	Viemed Healthcare Inc.*	10,012

	Total Health Care Providers & Services	19,656,637

Health Care Technology — 0.5%
5,785	Allscripts Healthcare Solutions Inc.*(a)	88,858
7,998	American Well Corp., Class A Shares*(a)	85,659
4,753	Castlight Health Inc., Class B Shares*	8,603
1,402	Certara Inc.*	47,065
10,218	Change Healthcare Inc.*	223,059
536	Computer Programs & Systems Inc.*	19,065
3,215	Evolent Health Inc., Class A Shares*	78,960
728	Forian Inc.*	8,889
1,838	Health Catalyst Inc.*(a)	100,373
1,012	HealthStream Inc.*	30,755
954	iCAD Inc.*	11,505
3,086	Inovalon Holdings Inc., Class A Shares*	126,063
1,109	Inspire Medical Systems Inc.*	247,928
16,376	Multiplan Corp.*(a)	98,256
1,523	NantHealth Inc.*	3,351
2,385	NextGen Healthcare Inc.*	36,395
1,776	Omnicell Inc.*	275,759
714	OptimizeRx Corp.*	47,252
1,572	Phreesia Inc.*	112,477
1,937	Schrodinger Inc.*	115,619
647	Simulations Plus Inc.	28,662
1,018	Tabula Rasa HealthCare Inc.*	31,874
5,316	Veeva Systems Inc., Class A Shares*	1,764,806
1,404	Vocera Communications Inc.*	68,080

	Total Health Care Technology	3,659,313

Life Sciences Tools & Services — 3.0%
3,496	10X Genomics Inc., Class A Shares*	615,016
4,506	Adaptive Biotechnologies Corp.*	163,658
291	Akoya Biosciences Inc.*	4,647
24,261	Avantor Inc.*	956,854
1,969	Berkeley Lights Inc.*	70,018
11,552	Bionano Genomics Inc.*(a)	67,348
1,595	Bio-Rad Laboratories Inc., Class A Shares*	1,283,688
7,165	Bio-Techne Corp.	3,576,338
4,251	Bruker Corp.	375,406
11,064	Charles River Laboratories International Inc.*	4,910,867
2,085	ChromaDex Corp.*	17,785
2,449	Codexis Inc.*	66,172
93,737	Fluidigm Corp.*(a)	675,844
1,622	Harvard Bioscience Inc.*	13,398
5,259	Illumina Inc.*	2,404,204
526	Inotiv Inc.*	13,692
3,255	Maravai LifeSciences Holdings Inc., Class A Shares*	192,631
1,195	Medpace Holdings Inc.*	217,908

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Life Sciences Tools & Services — 3.0% — (continued)
1,872	NanoString Technologies Inc.*	$108,950
4,782	NeoGenomics Inc.*	232,501
32,481	Pacific Biosciences of California Inc.*	1,016,980
4,690	PerkinElmer Inc.	866,712
1,461	Personalis Inc.*	30,944
6,759	PPD Inc.*	313,009
9,417	QIAGEN NV*	525,657
1,270	Quanterix Corp.*	64,834
2,295	Repligen Corp.*	649,439
635	Seer Inc., Class A Shares*	25,387
3,245	Sotera Health Co.*	79,373
4,265	Syneos Health Inc., Class A Shares*	395,707

	Total Life Sciences Tools & Services	19,934,967

Pharmaceuticals — 1.5%
8,548	9 Meters Biopharma Inc.*	11,112
5,051	Achillion Pharmaceuticals Inc.*(b)	2,323
1,785	Aclaris Therapeutics Inc.*	28,935
1,732	Aerie Pharmaceuticals Inc.*	25,824
77,873	Amneal Pharmaceuticals Inc.*	439,204
1,481	Amphastar Pharmaceuticals Inc.*	29,116
7,774	Ampio Pharmaceuticals Inc.*(a)	12,749
328	Angion Biomedica Corp.*	3,611
356	ANI Pharmaceuticals Inc.*	10,797
7,153	Antares Pharma Inc.*	28,183
1,799	Arvinas Inc.*	155,092
2,648	Atea Pharmaceuticals Inc.*(a)	78,699
1,315	Athira Pharma Inc.*	13,926
2,121	Avalo Therapeutics Inc.*	6,575
1,134	Axsome Therapeutics Inc.*	29,121
3,954	BioDelivery Sciences International Inc.*	15,262
1,848	Cara Therapeutics Inc.*	29,161
1,576	Cassava Sciences Inc.*(a)	89,596
21,027	Catalent Inc.*	2,742,762
4,646	Citius Pharmaceuticals Inc.*	10,454
1,426	Collegium Pharmaceutical Inc.*	29,276
3,983	Corcept Therapeutics Inc.*	84,758
1,684	CorMedix Inc.*	10,879
2,827	Cymabay Therapeutics Inc.*	11,195
9,078	Durect Corp.*	12,618
499	Edgewise Therapeutics Inc.*(a)	7,904
9,636	Endo International PLC*	22,066
1,091	Esperion Therapeutics Inc.*(a)	14,205
1,328	Evolus Inc.*	14,077
826	EyePoint Pharmaceuticals Inc.*	9,036
958	Fulcrum Therapeutics Inc.*	28,453
910	Harmony Biosciences Holdings Inc.*	30,840
351	Ikena Oncology Inc.*(a)	4,517
93,706	Innoviva Inc.*	1,429,954
2,912	Intra-Cellular Therapies Inc.*	96,678
2,457	Jazz Pharmaceuticals PLC*	323,611
2,157	Kala Pharmaceuticals Inc.*(a)	7,291
854	Kaleido Biosciences Inc.*	5,244
1,168	KemPharm Inc.*(a)	10,862
246	Landos Biopharma Inc.*	3,267

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 17.4% — (continued)

Pharmaceuticals — 1.5% — (continued)
1,518	Marinus Pharmaceuticals Inc.*	$18,762
13,235	Mind Medicine MindMed Inc.*(a)	38,249
7,371	Nektar Therapeutics, Class A Shares*(a)	114,103
1,297	NGM Biopharmaceuticals Inc.*	28,314
1,447	Nuvation Bio Inc.*	13,356
3,098	Ocular Therapeutix Inc.*	32,715
2,503	Omeros Corp.*	40,799
1,092	Oramed Pharmaceuticals Inc.*(a)	21,491
10,648	Organon & Co.	360,861
23,778	Pacira BioSciences Inc.*	1,409,798
2,064	Paratek Pharmaceuticals Inc.*	11,476
5,539	Perrigo Co. PLC	226,822
828	Phathom Pharmaceuticals Inc.*	29,469
885	Phibro Animal Health Corp., Class A Shares	21,497
1,027	Pliant Therapeutics Inc.*	18,732
14,950	Prestige Consumer Healthcare Inc.*	857,980
3,674	Progenics Pharmaceuticals Inc.*#(b)	–
2,318	Provention Bio Inc.*	15,554
295	Rain Therapeutics Inc.*(a)	5,171
1,173	Reata Pharmaceuticals Inc., Class A Shares*(a)	124,936
604	Relmada Therapeutics Inc.*	14,442
2,889	Revance Therapeutics Inc.*	77,367
3,088	Seelos Therapeutics Inc.*	6,794
1,907	SIGA Technologies Inc.*	12,453
27,624	Supernus Pharmaceuticals Inc.*	760,489
377	Tarsus Pharmaceuticals Inc.*	9,991
378	Terns Pharmaceuticals Inc.*	5,088
15,457	TherapeuticsMD Inc.*	12,288
2,181	Theravance Biopharma Inc.*	18,102
471	Verrica Pharmaceuticals Inc.*	5,275
1,508	WaVe Life Sciences Ltd.*	9,546
2,252	Zogenix Inc.*	33,352

	Total Pharmaceuticals	10,274,505

	TOTAL HEALTH CARE	117,818,474

INDUSTRIALS — 15.9%

Aerospace & Defense — 1.9%
1,377	AAR Corp.*	46,611
12,027	Aerojet Rocketdyne Holdings Inc.(a)	499,361
971	Aerovironment Inc.*	99,392
337	AerSale Corp.*	4,560
1,028	Astronics Corp.*	13,734
2,678	Axon Enterprise Inc.*	487,048
4,030	BWX Technologies Inc.	231,443
437	Byrna Technologies Inc.*	12,795
1,697	Curtiss-Wright Corp.	206,661
467	Ducommun Inc.*	24,611
24,785	HEICO Corp., Class A Shares	2,831,438
24,437	Hexcel Corp.*(a)	1,385,822
16,426	Howmet Aerospace Inc.	521,526
1,636	Huntington Ingalls Industries Inc.	334,022
1,153	Kaman Corp.	45,059
5,042	Kratos Defense & Security Solutions Inc.*	124,638
2,946	Maxar Technologies Inc.	93,653

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.9% — (continued)

Aerospace & Defense — 1.9% — (continued)
13,745	Mercury Systems Inc.*	$692,473
1,185	Moog Inc., Class A Shares	94,136
223	National Presto Industries Inc.	18,629
3,347	Northrop Grumman Corp.	1,230,692
31,839	PAE Inc.*	213,003
809	Park Aerospace Corp.	11,795
1,068	Parsons Corp.*	37,839
14,777	Spirit AeroSystems Holdings Inc., Class A Shares	579,850
9,449	Textron Inc.	686,659
3,200	TransDigm Group Inc.*	1,943,904
2,169	Triumph Group Inc.*	40,040
496	Vectrus Inc.*	24,954
6,117	Virgin Galactic Holdings Inc.*(a)	165,832

	Total Aerospace & Defense	12,702,180

Air Freight & Logistics — 0.1%
2,483	Air Transport Services Group Inc.*	68,009
1,182	Atlas Air Worldwide Holdings Inc.*	86,487
1,067	Echo Global Logistics Inc.*	35,083
1,130	Forward Air Corp.	99,632
4,055	GXO Logistics Inc.*	331,658
1,363	Hub Group Inc., Class A Shares*	95,683
1,467	Radiant Logistics Inc.*	10,049

	Total Air Freight & Logistics	726,601

Airlines — 0.2%
5,171	Alaska Air Group Inc.*	296,505
652	Allegiant Travel Co.*	125,471
26,718	American Airlines Group Inc.*(a)	532,757
1,299	Copa Holdings SA, Class A Shares*	97,750
1,416	Frontier Group Holdings Inc.*	21,707
2,036	Hawaiian Holdings Inc.*	41,168
13,189	JetBlue Airways Corp.*	199,550
1,325	Mesa Air Group Inc.*	10,573
2,030	SkyWest Inc.*	94,699
4,062	Spirit Airlines Inc.*	99,641
702	Sun Country Airlines Holdings Inc.*	22,738

	Total Airlines	1,542,559

Building Products — 1.8%
1,785	AAON Inc.	121,576
17,096	Advanced Drainage Systems Inc.	1,951,508
3,763	Allegion PLC	541,834
697	American Woodmark Corp.*	49,111
5,495	AO Smith Corp.	399,597
1,036	Apogee Enterprises Inc.	44,527
1,971	Armstrong World Industries Inc.	204,846
4,521	AZEK Co., Inc. (The), Class A Shares*	192,097
8,501	Builders FirstSource Inc.*	453,018
897	Caesarstone Ltd.	11,661
6,591	Carlisle Cos., Inc.	1,388,987
2,232	Cornerstone Building Brands Inc.*	37,096
563	CSW Industrials Inc.	74,761
5,797	Fortune Brands Home & Security Inc.	564,454
1,418	Gibraltar Industries Inc.*	105,868

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.9% — (continued)

Building Products — 1.8% — (continued)
1,864	Griffon Corp.	$45,109
801	Insteel Industries Inc.	29,637
3,438	JELD-WEN Holding Inc.*	94,683
1,411	Lennox International Inc.(a)	472,939
1,055	Masonite International Corp.*	126,262
4,326	Owens Corning	413,349
2,438	PGT Innovations Inc.*	51,759
1,347	Quanex Building Products Corp.	31,735
79,858	Resideo Technologies Inc.*	2,574,622
1,841	Simpson Manufacturing Co., Inc.	208,309
15,218	Trex Co., Inc.*	1,670,328
2,482	UFP Industries Inc.	186,349
3,456	View Inc.*(a)	17,315

	Total Building Products	12,063,337

Commercial Services & Supplies — 1.8%
2,775	ABM Industries Inc.	137,418
4,019	ACCO Brands Corp.	37,658
6,587	ADT Inc.	56,385
1,940	Brady Corp., Class A Shares	103,460
1,703	BrightView Holdings Inc.*	26,107
2,069	Brink’s Co. (The)	161,713
2,016	Casella Waste Systems Inc., Class A Shares*	149,164
1,390	CECO Environmental Corp.*	10,494
722	Cimpress PLC*	68,576
9,987	Clean Harbors Inc.*	1,024,866
5,379	CoreCivic Inc.*	52,284
5,160	Covanta Holding Corp.	103,458
1,829	Deluxe Corp.	70,142
1,553	Driven Brands Holdings Inc.*(a)	46,404
1,025	Ennis Inc.	19,895
125,103	Harsco Corp.*(a)	2,281,879
3,089	Healthcare Services Group Inc.	80,808
708	Heritage-Crystal Clean Inc.*	20,914
3,062	Herman Miller Inc.	128,696
1,836	HNI Corp.	69,566
5,663	IAA Inc.*	300,819
2,333	Interface Inc., Class A Shares	33,549
28,744	KAR Auction Services Inc.*	486,061
1,576	Kimball International Inc., Class B Shares	19,653
23,761	Matthews International Corp., Class A Shares	879,870
916	Montrose Environmental Group Inc.*	45,800
5,542	MSA Safety Inc.(a)	902,459
157	NL Industries Inc.	1,074
7,395	Pitney Bowes Inc.	55,241
2,877	RR Donnelley & Sons Co.*	14,126
997	SP Plus Corp.*	32,293
3,660	Steelcase Inc., Class A Shares	51,569
21,744	Stericycle Inc.*	1,513,382
51,199	Team Inc.*	229,371
2,223	Tetra Tech Inc.	319,756
620	UniFirst Corp.	142,023
1,269	US Ecology Inc.*	45,494
866	Viad Corp.*	37,402
430	VSE Corp.	21,496

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.9% — (continued)

Commercial Services & Supplies — 1.8% — (continued)
18,651	Waste Connections Inc.	$2,409,896

	Total Commercial Services & Supplies	12,191,221

Construction & Engineering — 1.0%
5,794	AECOM*	379,855
1,343	Ameresco Inc., Class A Shares*	92,869
7,662	API Group Corp.*(d)	177,682
1,994	Arcosa Inc.	101,335
634	Argan Inc.	29,354
1,470	Comfort Systems USA Inc.	111,691
1,176	Concrete Pumping Holdings Inc.*	9,773
1,202	Construction Partners Inc., Class A Shares*	40,231
18,321	Dycom Industries Inc.*(a)	1,380,121
2,230	EMCOR Group Inc.	270,945
6,118	Fluor Corp.*	101,926
1,886	Granite Construction Inc.	76,458
2,601	Great Lakes Dredge & Dock Corp.*	39,301
2,212	HC2 Holdings Inc.*	8,361
359	IES Holdings Inc.*	17,555
836	Infrastructure & Energy Alternatives Inc.*	10,726
2,331	MasTec Inc.*	213,147
1,079	Matrix Service Co.*	12,171
684	MYR Group Inc.*	71,143
394	Northwest Pipe Co.*	10,213
522	NV5 Global Inc.*	55,149
2,182	Primoris Services Corp.	56,077
5,743	Quanta Services Inc.	586,360
1,202	Sterling Construction Co., Inc.*	27,718
1,739	Tutor Perini Corp.*	25,076
3,099	Valmont Industries Inc.	771,217
66,747	WillScot Mobile Mini Holdings Corp.*	1,975,711

	Total Construction & Engineering	6,652,165

Electrical Equipment — 1.2%
1,466	Acuity Brands Inc.	270,521
667	Advent Technologies Holdings Inc.*(a)	4,936
494	Allied Motion Technologies Inc.	17,073
1,360	American Superconductor Corp.*	20,264
5,580	Array Technologies Inc.*	106,411
23,126	Atkore Inc.*	2,145,399
12,718	AZZ Inc.	681,049
128,759	Babcock & Wilcox Enterprises Inc.*(a)	939,941
360	Beam Global*(a)	11,210
1,501	Blink Charging Co.*	48,677
23,389	Bloom Energy Corp., Class A Shares*(a)	500,992
5,729	ChargePoint Holdings Inc.*(a)	121,168
817	Encore Wire Corp.	69,453
1,767	EnerSys	149,471
709	Eos Energy Enterprises Inc.*	9,160
737	FTC Solar Inc.*	7,996
13,354	FuelCell Energy Inc.*(a)	83,329
7,012	GrafTech International Ltd.(a)	77,623
2,287	Hubbell Inc., Class B Shares(a)	471,374
6,896	nVent Electric PLC	236,947
20,939	Plug Power Inc.*(a)	545,670

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.9% — (continued)

Electrical Equipment — 1.2% — (continued)
332	Powell Industries Inc.	$8,400
128	Preformed Line Products Co.	8,975
1,683	Regal Beloit Corp.(a)	251,474
1,689	Romeo Power Inc.*(a)	8,225
6,539	Sensata Technologies Holding PLC*	386,978
4,237	Shoals Technologies Group Inc., Class A Shares*	137,999
2,578	Stem Inc.*(a)	64,424
8,361	Sunrun Inc.*	369,974
1,364	Thermon Group Holdings Inc.*	22,779
1,467	TPI Composites Inc.*	53,267
11,826	Vertiv Holdings Co., Class A Shares	333,138
864	Vicor Corp.*	106,592

	Total Electrical Equipment	8,270,889

Industrial Conglomerates — 0.0%
1,555	Raven Industries Inc.*	90,734

Machinery — 3.1%
2,591	AGCO Corp.	356,573
2,731	AgEagle Aerial Systems Inc.*(a)	9,668
407	Alamo Group Inc.	63,089
14,694	Albany International Corp., Class A Shares(a)	1,150,981
4,510	Allison Transmission Holdings Inc.(a)	166,780
22,282	Altra Industrial Motion Corp.	1,304,834
1,000	Astec Industries Inc.	61,140
14,509	Barnes Group Inc.	691,644
679	Blue Bird Corp.*	14,700
1,506	Chart Industries Inc.*	283,700
772	CIRCOR International Inc.*	27,599
4,948	Colfax Corp.*(a)	238,345
1,127	Columbus McKinnon Corp.	51,898
1,298	Commercial Vehicle Group Inc.*	13,642
2,042	Crane Co.	207,814
3,428	Desktop Metal Inc., Class A Shares*	28,452
5,235	Donaldson Co., Inc.	354,671
919	Douglas Dynamics Inc.	36,521
1,729	Energy Recovery Inc.*	35,323
21,547	Enerpac Tool Group Corp., Class A Shares	542,123
858	EnPro Industries Inc.	73,368
1,048	ESCO Technologies Inc.	94,446
4,922	Evoqua Water Technologies Corp.*	191,564
696	ExOne Co. (The)*(a)	17,087
2,484	Federal Signal Corp.	100,925
19,291	Flowserve Corp.(a)	749,841
1,917	Franklin Electric Co., Inc.	162,907
2,865	Gates Industrial Corp. PLC*	46,929
1,026	Gorman-Rupp Co. (The)	35,982
7,094	Graco Inc.	556,311
1,314	Greenbrier Cos., Inc. (The)	57,947
1,331	Helios Technologies Inc.	108,636
3,195	Hillenbrand Inc.	148,312
461	Hydrofarm Holdings Group Inc.*	23,308
4,802	Hyliion Holdings Corp.*(a)	42,402
408	Hyster-Yale Materials Handling Inc.	23,913
16,747	Ideanomics Inc.*(a)	42,035

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.9% — (continued)

Machinery — 3.1% — (continued)
4,550	IDEX Corp.	$1,019,200
16,595	ITT Inc.	1,587,644
1,294	John Bean Technologies Corp.	188,782
481	Kadant Inc.	100,587
3,437	Kennametal Inc.	127,788
10,941	Lincoln Electric Holdings Inc.	1,527,473
447	Lindsay Corp.	73,643
1,226	Luxfer Holdings PLC ,ADR	26,175
740	Lydall Inc.*	45,865
1,462	Manitowoc Co., Inc. (The)*	35,453
396	Mayville Engineering Co., Inc.*	5,908
3,083	Meritor Inc.*	73,129
2,285	Middleby Corp. (The)*	418,018
467	Miller Industries Inc.	17,382
2,412	Mueller Industries Inc.	107,599
80,948	Mueller Water Products Inc., Class A Shares	1,345,356
8,597	Nikola Corp.*(a)	89,667
1,713	NN Inc.*	9,319
2,436	Nordson Corp.	581,230
134	Omega Flex Inc.	20,368
2,836	Oshkosh Corp.	324,949
384	Park-Ohio Holdings Corp.	9,899
6,868	Pentair PLC	529,935
1,191	Proto Labs Inc.*	88,325
1,046	RBC Bearings Inc.*	242,170
1,248	REV Group Inc.	20,292
4,944	Rexnord Corp.	300,397
1,409	Shyft Group Inc. (The)	62,010
2,242	Snap-on Inc.	504,338
1,867	SPX Corp.*	116,650
1,739	SPX FLOW Inc.	140,042
503	Standex International Corp.	49,918
740	Tennant Co.	54,745
2,917	Terex Corp.	148,913
19,080	Timken Co. (The)	1,403,143
2,057	Titan International Inc.*	17,094
4,456	Toro Co. (The)	489,893
1,783	TriMas Corp.*	57,252
3,573	Trinity Industries Inc.(a)	103,724
6,097	Twin Disc Inc.*	76,212
2,140	Wabash National Corp.	33,256
1,136	Watts Water Technologies Inc., Class A Shares	194,904
5,601	Welbilt Inc.*	131,063
2,954	Westinghouse Air Brake Technologies Corp.	265,240
2,381	Woodward Inc.	287,958

	Total Machinery	21,168,318

Marine — 0.1%
2,182	Costamare Inc.	31,377
341	Eagle Bulk Shipping Inc.*	16,842
1,324	Genco Shipping & Trading Ltd.	25,805
2,467	Kirby Corp.*	132,207
1,772	Matson Inc.	140,289
2,124	Safe Bulkers Inc.*	8,581

	Total Marine	355,101

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.9% — (continued)

Professional Services — 2.5%
1,975	Acacia Research Corp.*	$12,028
17,287	ASGN Inc.*	1,939,429
504	Atlas Technical Consultants Inc.*	5,100
335	Barrett Business Services Inc.	25,962
5,684	Booz Allen Hamilton Holding Corp., Class A Shares	465,576
982	CACI International Inc., Class A Shares*	252,904
2,050	CBIZ Inc.*	69,925
22,266	CoStar Group Inc.*	1,886,821
288	CRA International Inc.	26,781
6,656	Dun & Bradstreet Holdings Inc.*	122,004
2,193	Exponent Inc.	256,362
493	Forrester Research Inc.*	23,442
523	Franklin Covey Co.*	22,735
13,214	FTI Consulting Inc.*	1,846,128
467	GP Strategies Corp.*	9,658
838	Heidrick & Struggles International Inc.	36,218
184	HireQuest Inc.	3,413
16,886	Huron Consulting Group Inc.*	833,662
763	ICF International Inc.	71,463
1,494	Insperity Inc.	164,848
5,436	Jacobs Engineering Group Inc.	733,643
65,682	KBR Inc.	2,557,657
1,483	Kelly Services Inc., Class A Shares	28,830
830	Kforce Inc.	48,489
2,206	Korn Ferry	155,942
2,256	ManpowerGroup Inc.	273,924
1,179	ManTech International Corp., Class A Shares	93,341
729	Mistras Group Inc.*	7,735
15,026	Nielsen Holdings PLC	322,458
1,464	Resources Connection Inc.	23,131
4,618	Robert Half International Inc.	477,501
2,402	Science Applications International Corp.	202,320
1,667	TriNet Group Inc.*	153,497
1,429	TrueBlue Inc.*	39,055
10,855	Upwork Inc.*	485,327
14,718	Verisk Analytics Inc., Class A Shares	2,969,504
454	Willdan Group Inc.*	17,166

	Total Professional Services	16,663,979

Road & Rail — 1.0%
373	AMERCO	246,609
1,118	ArcBest Corp.	74,604
10,710	Avis Budget Group Inc.*	971,933
479	Covenant Logistics Group Inc., Class A Shares*	11,669
1,688	Daseke Inc.*	15,952
1,963	Heartland Express Inc.	32,939
721	HyreCar Inc.*	8,104
19,546	Knight-Swift Transportation Holdings Inc., Class A Shares	1,015,024
1,621	Landstar System Inc.	272,377
2,542	Marten Transport Ltd.	39,630
4,249	Old Dominion Freight Line Inc.	1,226,771
164	PAM Transportation Services Inc.*	5,735
6,727	Ryder System Inc.	534,729
7,211	Saia Inc.*	1,731,577
2,169	Schneider National Inc., Class B Shares	48,889

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.9% — (continued)

Road & Rail — 1.0% — (continued)
1,476	TuSimple Holdings Inc., Class A Shares*(a)	$61,785
346	Universal Logistics Holdings Inc.	7,567
1,527	US Xpress Enterprises Inc., Class A Shares*	13,346
7,242	Werner Enterprises Inc.	341,533
4,055	XPO Logistics Inc.*	352,420
2,027	Yellow Corp.*	12,344

	Total Road & Rail	7,025,537

Trading Companies & Distributors — 1.2%
45,104	AerCap Holdings NV*	2,432,459
4,434	Air Lease Corp., Class A Shares	176,207
713	Alta Equipment Group Inc.*	9,454
1,656	Applied Industrial Technologies Inc.	147,069
2,370	Beacon Roofing Supply Inc.*	122,008
365	BlueLinx Holdings Inc.*	21,009
1,717	Boise Cascade Co.	99,328
663	CAI International Inc.	37,108
603	Custom Truck One Source Inc.*(a)	5,168
753	DXP Enterprises Inc.*	22,575
210	EVI Industries Inc.*(a)	5,107
32,052	Fastenal Co.	1,790,104
1,452	GATX Corp.	133,119
533	Global Industrial Co.	20,515
1,736	GMS Inc.*	85,776
1,319	H&E Equipment Services Inc.	44,912
1,039	Herc Holdings Inc.*	136,577
144	Karat Packaging Inc.*	3,380
197	Lawson Products Inc.*	10,392
1,016	McGrath RentCorp	70,897
3,391	MRC Global Inc.*	27,806
1,925	MSC Industrial Direct Co., Inc., Class A Shares	162,104
4,690	NOW Inc.*	36,019
1,723	Rush Enterprises Inc., Class A Shares	75,984
288	Rush Enterprises Inc., Class B Shares	12,208
6,117	SiteOne Landscape Supply Inc.*	1,224,012
1,939	Textainer Group Holdings Ltd.*	64,414
793	Titan Machinery Inc.*	22,775
309	Transcat Inc.*	20,938
2,749	Triton International Ltd.	150,425
6,934	Univar Solutions Inc.*	163,712
658	Veritiv Corp.*	59,003
1,357	Watsco Inc.	377,816
1,838	WESCO International Inc.*	215,083
120	Willis Lease Finance Corp.*	4,518

	Total Trading Companies & Distributors	7,989,981

Transportation Infrastructure — 0.0%
3,048	Macquarie Infrastructure Corp.	121,463

	TOTAL INDUSTRIALS	107,564,065

INFORMATION TECHNOLOGY — 18.5%

Communications Equipment — 1.4%
1,950	ADTRAN Inc.	40,287
274	Aviat Networks Inc.*	9,711
55,248	CalAmp Corp.*	626,512

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 18.5% — (continued)

Communications Equipment — 1.4% — (continued)
2,343	Calix Inc.*	$109,184
368	Cambium Networks Corp.*	13,789
1,434	Casa Systems Inc.*	10,095
51,176	Ciena Corp.*	2,923,685
468	Clearfield Inc.*	21,205
8,387	CommScope Holding Co., Inc.*	132,515
1,061	Comtech Telecommunications Corp.	27,077
1,420	Digi International Inc.*	31,212
734	DZS Inc.*	10,137
1,700	EchoStar Corp., Class A Shares*	45,900
43,776	EMCORE Corp.*	327,444
5,076	Extreme Networks Inc.*	54,973
2,492	F5 Networks Inc.*(a)	507,296
3,661	Harmonic Inc.*	33,828
100,338	Infinera Corp.*	849,863
3,423	Inseego Corp.*(a)	28,753
13,635	Juniper Networks Inc.	395,142
659	KVH Industries Inc.*	6,966
3,138	Lumentum Holdings Inc.*	271,876
1,248	NETGEAR Inc.*	44,591
2,887	NetScout Systems Inc.*	79,161
1,406	Plantronics Inc.*	41,871
7,772	Radware Ltd.*	266,424
67,617	Ribbon Communications Inc.*(a)	441,539
22,195	ViaSat Inc.*(a)	1,146,150
62,294	Viavi Solutions Inc.*	1,014,769

	Total Communications Equipment	9,511,955

Electronic Equipment, Instruments & Components — 2.6%
294	908 Devices Inc.*	10,584
15,066	Advanced Energy Industries Inc.	1,358,652
1,012	Aeva Technologies Inc.*	9,928
1,778	Akoustis Technologies Inc.*	17,638
15,736	Amphenol Corp., Class A Shares	1,205,850
3,412	Arlo Technologies Inc.*	21,154
3,049	Arrow Electronics Inc.*	369,600
4,094	Avnet Inc.	165,643
1,203	Badger Meter Inc.	128,829
19,721	Belden Inc.	1,129,027
1,447	Benchmark Electronics Inc.	39,112
7,164	Cognex Corp.	634,874
1,014	Coherent Inc.*	256,207
1,435	CTS Corp.	50,340
1,375	Daktronics Inc.*	8,374
557	ePlus Inc.*	60,278
1,578	Fabrinet*	162,566
762	FARO Technologies Inc.*	52,532
838	Identiv Inc.*	14,883
9,195	II-VI Inc.*(a)	579,101
1,440	Insight Enterprises Inc.*	148,162
5,903	IPG Photonics Corp.*(a)	1,007,524
1,907	Iteris Inc.*	10,870
32,792	Itron Inc.*	2,754,856
6,113	Jabil Inc.	377,661
906	Kimball Electronics Inc.*	21,898

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 18.5% — (continued)

Electronic Equipment, Instruments & Components — 2.6% — (continued)
50,569	Knowles Corp.*	$1,011,380
997	Littelfuse Inc.	284,544
1,326	Luna Innovations Inc.*	14,281
1,561	Methode Electronics Inc.	72,696
6,521	MicroVision Inc.*(a)	96,054
611	Napco Security Technologies Inc.*	23,908
5,471	National Instruments Corp.	228,797
1,747	nLight Inc.*	48,235
1,458	Novanta Inc.*	223,395
7,126	OSI Systems Inc.*	705,046
1,190	Ouster Inc.*(a)	9,996
976	PAR Technology Corp.*(a)	66,300
492	PC Connection Inc.	23,818
1,167	Plexus Corp.*(a)	107,166
7,372	Rogers Corp.*	1,565,886
2,644	Sanmina Corp.*	104,385
1,015	ScanSource Inc.*	36,114
1,728	SYNNEX Corp.	219,577
3,048	Teledyne Technologies Inc.*	1,412,382
4,370	TTM Technologies Inc.*	61,180
2,888	Velodyne Lidar Inc.*(a)	19,061
5,715	Vishay Intertechnology Inc.	125,559
525	Vishay Precision Group Inc.*	19,619
7,128	Vontier Corp.	259,245

	Total Electronic Equipment, Instruments & Components	17,334,767

IT Services — 2.7%
8,189	Alliance Data Systems Corp.	803,423
5,444	Amdocs Ltd.	419,351
2,010	BigCommerce Holdings Inc.*	119,675
136	BM Technologies Inc.*	1,325
1,715	Brightcove Inc.*	19,482
2,385	Cantaloupe Inc.*	24,422
642	Cass Information Systems Inc.	28,941
1,779	Concentrix Corp.*	308,461
239,367	Conduent Inc.*	1,747,379
1,351	CSG Systems International Inc.	65,132
527	DigitalOcean Holdings Inc.*	32,505
10,656	DXC Technology Co.*	391,288
9,397	Euronet Worldwide Inc.*	1,251,962
2,474	EVERTEC Inc.	114,423
1,954	Evo Payments Inc., Class A Shares*	49,710
1,351	ExlService Holdings Inc.*	166,362
4,383	Fastly Inc., Class A Shares*(a)	191,099
4,655	Gartner Inc.*	1,437,185
7,680	Genpact Ltd.	398,438
1,637	Globant SA*	527,572
714	GreenBox POS*(a)	6,962
3,045	GreenSky Inc., Class A Shares*	24,208
1,287	Grid Dynamics Holdings Inc.*	34,453
1,042	Hackett Group Inc. (The)	20,423
841	I3 Verticals Inc., Class A Shares*	24,313
220	IBEX Holdings Ltd.*	3,956
1,199	International Money Express Inc.*	21,870
3,099	Jack Henry & Associates Inc.	546,602

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 18.5% — (continued)

IT Services — 2.7% — (continued)
6,589	Limelight Networks Inc.*	$17,790
2,681	LiveRamp Holdings Inc.*	131,369
2,582	Maximus Inc.	224,866
3,168	MoneyGram International Inc.*	28,480
2,211	MongoDB Inc., Class A Shares*	866,336
3,263	Okta Inc., Class A Shares*	860,127
3,312	Paya Holdings Inc.*	31,961
12,733	Paysafe Ltd.*(a)	107,721
1,344	Perficient Inc.*	160,232
482	Priority Technology Holdings Inc.*	2,906
2,205	Rackspace Technology Inc.*(a)	30,804
3,155	Repay Holdings Corp., Class A Shares*	72,597
13,169	Sabre Corp.*	147,888
14,198	Shift4 Payments Inc., Class A Shares*	1,216,911
1,438	SolarWinds Corp.	24,547
675	StarTek Inc.*	4,097
4,727	Switch Inc., Class A Shares	117,277
779	TTEC Holdings Inc.	82,153
379	Tucows Inc., Class A Shares*	28,088
2,339	Twilio Inc., Class A Shares*	834,929
81,313	Unisys Corp.*	1,968,588
5,508	Verra Mobility Corp., Class A Shares*	85,429
17,109	Western Union Co. (The)	370,239
7,607	WEX Inc.*	1,396,417
10,770	WNS Holdings Ltd., ADR*	893,264

	Total IT Services	18,485,938

Semiconductors & Semiconductor Equipment — 3.3%
2,129	Allegro MicroSystems Inc.*	63,976
829	Alpha & Omega Semiconductor Ltd.*	24,082
1,437	Ambarella Inc.*	148,830
4,227	Amkor Technology Inc.	116,116
785	Atomera Inc.*(a)	19,366
1,348	Axcelis Technologies Inc.*	67,009
1,631	AXT Inc.*	15,185
28,106	Brooks Automation Inc.	2,387,886
923	CEVA Inc.*	44,535
2,456	Cirrus Logic Inc.*	205,493
5,167	CMC Materials Inc.	685,248
1,969	Cohu Inc.*	70,254
4,837	Cree Inc.*(a)	411,048
1,785	Diodes Inc.*	172,842
986	DSP Group Inc.*	21,593
5,515	Enphase Energy Inc.*	958,121
11,460	Entegris Inc.(a)	1,376,804
4,453	First Solar Inc.*	418,582
3,328	FormFactor Inc.*	129,393
1,150	Ichor Holdings Ltd.*	50,956
5,771	Impinj Inc.*(a)	336,392
3,194	Kopin Corp.*	18,781
2,605	Kulicke & Soffa Industries Inc.	182,845
5,600	Lattice Semiconductor Corp.*	347,872
53,560	MACOM Technology Solutions Holdings Inc.*	3,251,628
2,909	MaxLinear Inc., Class A Shares*	151,937
2,531	Meta Materials Inc.*	11,769

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 18.5% — (continued)

Semiconductors & Semiconductor Equipment — 3.3% — (continued)
7,638	MKS Instruments Inc.	$1,124,161
1,876	Monolithic Power Systems Inc.	928,489
2,123	NeoPhotonics Corp.*	19,829
213	NVE Corp.	14,955
17,727	ON Semiconductor Corp.*	786,370
2,011	Onto Innovation Inc.*	149,075
1,249	PDF Solutions Inc.*	28,127
2,472	Photronics Inc.*	37,253
2,498	Power Integrations Inc.(a)	271,383
65,776	Rambus Inc.*(a)	1,565,469
11,259	Semtech Corp.*	787,229
1,833	Silicon Laboratories Inc.*(a)	288,917
15,760	Silicon Motion Technology Corp., ADR(a)	1,176,642
531	SiTime Corp.*	113,018
316	SkyWater Technology Inc.*	10,548
16,872	SMART Global Holdings Inc.*	817,617
3,445	SunPower Corp., Class A Shares*(a)	74,240
1,454	Synaptics Inc.*(a)	275,940
1,791	Ultra Clean Holdings Inc.*	82,816
1,797	Universal Display Corp.	374,836
62,531	Veeco Instruments Inc.*(a)	1,425,081

	Total Semiconductors & Semiconductor Equipment	22,040,538

Software — 7.8%
4,388	8x8 Inc.*	105,970
2,594	A10 Networks Inc.*	36,031
36,473	ACI Worldwide Inc.*	1,175,525
815	Agilysys Inc.*	46,316
1,952	Alarm.com Holdings Inc.*	164,612
280	Alkami Technology Inc.*	7,997
1,858	Altair Engineering Inc., Class A Shares*	137,473
2,497	Alteryx Inc., Class A Shares*	184,703
1,307	American Software Inc., Class A Shares	33,159
5,824	Anaplan Inc.*	349,324
7,808	ANSYS Inc.*	2,852,731
768	Appfolio Inc., Class A Shares*	90,701
1,661	Appian Corp., Class A Shares*(a)	178,059
3,042	Asana Inc., Class A Shares*	229,823
9,694	Aspen Technology Inc.*	1,255,373
3,200	Atlassian Corp. PLC, Class A Shares*	1,174,592
3,545	Avalara Inc.*	637,036
3,402	Avaya Holdings Corp.*(a)	68,618
1,035	Benefitfocus Inc.*	12,492
5,585	Bentley Systems Inc., Class B Shares(a)	360,177
3,138	Bill.com Holdings Inc.*(a)	861,036
43,623	Black Knight Inc.*	3,300,952
1,994	Blackbaud Inc.*	138,962
26,778	Blackline Inc.*	2,921,480
26,866	Bottomline Technologies de Inc.*	1,135,626
60,063	Box Inc., Class A Shares*	1,548,424
1,938	BTRS Holdings Inc.*	21,144
762	C3.ai Inc., Class A Shares*(a)	39,273
5,053	CDK Global Inc.	210,205
1,562	Cerence Inc.*(a)	169,383
5,409	Ceridian HCM Holding Inc.*	607,701

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 18.5% — (continued)

Software — 7.8% — (continued)
1,193	ChannelAdvisor Corp.*	$30,565
1,345	Cleanspark Inc.*	18,561
9,847	Cloudera Inc.*	156,863
66,668	Cognyte Software Ltd.*	1,832,037
1,746	CommVault Systems Inc.*	141,374
2,610	Cornerstone OnDemand Inc.*	149,553
4,113	Coupa Software Inc.*	1,006,904
4,168	Crowdstrike Holdings Inc., Class A Shares*	1,171,208
1,014	Datto Holding Corp.*	25,857
515	Digimarc Corp.*	15,059
3,483	Digital Turbine Inc.*	203,581
2,661	Dolby Laboratories Inc., Class A Shares	263,732
1,138	Domo Inc., Class B Shares*	101,851
627	DoubleVerify Holdings Inc.*	22,779
12,788	Dropbox Inc., Class A Shares*	405,507
2,990	Duck Creek Technologies Inc.*	139,424
7,714	Dynatrace Inc.*	530,183
1,702	E2open Parent Holdings Inc.*	20,322
1,224	Ebix Inc.	35,227
816	eGain Corp.*	9,612
2,834	Elastic NV*	452,165
2,245	Envestnet Inc.*	179,308
1,557	Everbridge Inc.*	244,402
1,168	Fair Isaac Corp.*	536,976
81,783	FireEye Inc.*	1,487,633
2,795	Five9 Inc.*	442,253
1,408	GTY Technology Holdings Inc.*	10,391
12,124	Guidewire Software Inc.*	1,436,209
315	Intelligent Systems Corp.*	12,156
1,273	InterDigital Inc.	91,796
1,790	j2 Global Inc.*	246,483
2,189	Jamf Holding Corp.*	76,943
2,120	JFrog Ltd.*(a)	81,493
2,644	LivePerson Inc.*	169,480
2,661	Manhattan Associates Inc.*	433,716
3,931	Marathon Digital Holdings Inc.*(a)	159,559
1,915	McAfee Corp., Class A Shares	50,862
4,293	Medallia Inc.*	144,975
332	MicroStrategy Inc., Class A Shares*(a)	230,508
22,128	Mimecast Ltd.*	1,544,756
1,743	Mitek Systems Inc.*	38,991
1,404	Model N Inc.*	47,610
5,456	Momentive Global Inc.*	106,992
1,438	N-Able Inc.*	19,456
1,959	nCino Inc.*	121,478
46,232	NCR Corp.*	1,963,935
9,579	New Relic Inc.*	766,033
22,996	NortonLifeLock Inc.	610,774
11,924	Nuance Communications Inc.*	656,416
8,109	Nutanix Inc., Class A Shares*	299,303
394	ON24 Inc.*	8,908
31,823	OneSpan Inc.*	613,229
3,326	PagerDuty Inc.*	142,353
1,557	Paylocity Holding Corp.*	419,144
1,699	Pegasystems Inc.	233,833

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 18.5% — (continued)

Software — 7.8% — (continued)
1,785	Ping Identity Holding Corp.*	$46,321
1,816	Progress Software Corp.	84,553
6,089	Proofpoint Inc.*(b)	1,071,055
20,478	PROS Holdings Inc.*(a)	885,469
4,416	PTC Inc.*	581,411
2,299	Q2 Holdings Inc.*	202,519
509	QAD Inc., Class A Shares	44,288
1,454	Qualys Inc.*	170,671
2,307	Rapid7 Inc.*	280,347
1,289	Rekor Systems Inc.*(a)	14,076
1,777	Rimini Street Inc.*	16,970
3,471	Riot Blockchain Inc.*(a)	129,538
3,728	SailPoint Technologies Holding Inc.*	174,694
1,273	Sapiens International Corp. NV	36,331
552	SecureWorks Corp., Class A Shares*	11,294
355	ShotSpotter Inc.*	14,140
17,783	Smartsheet Inc., Class A Shares*	1,414,993
1,796	Smith Micro Software Inc.*	8,962
1,876	Sprout Social Inc., Class A Shares*	228,122
1,480	SPS Commerce Inc.*	200,584
3,351	Sumo Logic Inc.*	69,868
676	Telos Corp.*	22,308
3,852	Tenable Holdings Inc.*	170,913
4,515	Teradata Corp.*(a)	246,925
1,949	Tyler Technologies Inc.*	946,629
1,138	Upland Software Inc.*	44,359
4,367	Varonis Systems Inc., Class B Shares*	301,367
26,574	Verint Systems Inc.*(a)	1,186,263
1,168	Veritone Inc.*	24,376
490	Viant Technology Inc., Class A Shares*	6,737
2,520	VirnetX Holding Corp.*	11,315
33,270	Vonage Holdings Corp.*	469,107
4,774	Workiva Inc., Class A Shares*	669,649
101,315	Xperi Holding Corp.	2,165,102
4,516	Yext Inc.*	61,056
4,920	Zendesk Inc.*	608,112
2,128	Zix Corp.*	16,471
4,404	Zuora Inc., Class A Shares*	74,780

	Total Software	53,127,291

Technology Hardware, Storage & Peripherals — 0.7%
5,005	3D Systems Corp.*	152,352
1,489	Avid Technology Inc.*	38,431
1,103	Corsair Gaming Inc.*(a)	31,932
50,023	Diebold Nixdorf Inc.*	544,250
1,829	Eastman Kodak Co.*	13,315
59,962	Pure Storage Inc., Class A Shares*	1,548,818
157,652	Quantum Corp.*	983,748
47,442	Stratasys Ltd.*(a)	999,129
1,764	Super Micro Computer Inc.*	64,457
602	Turtle Beach Corp.*	17,103
6,584	Xerox Holdings Corp.	148,206

	Total Technology Hardware, Storage & Peripherals	4,541,741

	TOTAL INFORMATION TECHNOLOGY	125,042,230

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1%

Chemicals — 2.0%
1,175	AdvanSix Inc.*	$42,888
2,795	Albemarle Corp.	661,688
1,145	American Vanguard Corp.	17,553
6,884	Amyris Inc.*	103,604
2,275	Ashland Global Holdings Inc.(a)	207,275
22,733	Avient Corp.	1,184,162
36,488	Axalta Coating Systems Ltd.*	1,114,344
1,330	Balchem Corp.	186,759
2,314	Cabot Corp.	123,568
8,981	CF Industries Holdings Inc.	407,917
283	Chase Corp.	32,403
6,837	Chemours Co. (The)	229,108
2,824	Danimer Scientific Inc.*(a)	55,181
2,049	Diversey Holdings Ltd.*	35,796
11,476	Ecolab Inc.	2,586,231
2,066	Ecovyst Inc.	26,879
9,588	Element Solutions Inc.	217,935
3,573	Ferro Corp.*	74,318
1,005	FutureFuel Corp.	8,050
6,482	GCP Applied Technologies Inc.*	154,531
768	Hawkins Inc.	29,092
2,143	HB Fuller Co.	144,803
8,727	Huntsman Corp.	230,655
1,654	Ingevity Corp.*	132,965
1,012	Innospec Inc.	94,723
450	Intrepid Potash Inc.*	13,955
890	Koppers Holdings Inc.*	29,281
20,479	Kraton Corp.*	862,575
995	Kronos Worldwide Inc.	13,174
6,061	Livent Corp.*	150,737
4,067	Marrone Bio Innovations Inc.*	4,067
1,381	Minerals Technologies Inc.	108,602
14,329	Mosaic Co. (The)	461,107
276	NewMarket Corp.	96,525
6,081	Olin Corp.	303,077
2,448	Orion Engineered Carbons SA*	43,256
1,347	PureCycle Technologies Inc.*(a)	19,814
552	Quaker Chemical Corp.	143,034
2,679	Rayonier Advanced Materials Inc.*	18,914
5,294	RPM International Inc.	435,643
1,702	Scotts Miracle-Gro Co. (The)	266,925
1,810	Sensient Technologies Corp.	157,199
931	Stepan Co.	109,448
1,116	Tredegar Corp.	14,820
1,627	Trinseo SA	84,490
57,268	Tronox Holdings PLC, Class A Shares	1,210,073
115	Valhi Inc.	2,728
7,685	Valvoline Inc.	231,780
1,381	Westlake Chemical Corp.	120,630
2,326	WR Grace & Co.	161,983
761	Zymergen Inc.*(a)	9,984

	Total Chemicals	13,176,249

Construction Materials — 0.5%
1,707	Eagle Materials Inc.	267,726

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1% — (continued)

Construction Materials — 0.5% (continued)
1,174	Forterra Inc.*	$27,049
4,867	Summit Materials Inc., Class A Shares*	163,872
100	United States Lime & Minerals Inc.	14,609
16,927	Vulcan Materials Co.	3,147,237

	Total Construction Materials	3,620,493

Containers & Packaging — 1.6%
12,231	AptarGroup Inc.	1,648,739
765	Ardagh Group SA, Class A Shares	20,097
12,062	Avery Dennison Corp.	2,718,654
5,677	Berry Global Group Inc.*	381,324
27,021	Crown Holdings Inc.	2,966,636
11,650	Graphic Packaging Holding Co.	239,058
1,095	Greif Inc., Class A Shares	69,335
197	Greif Inc., Class B Shares	12,115
1,546	Myers Industries Inc.	35,249
6,844	O-I Glass Inc.*	103,550
3,893	Packaging Corp. of America	590,568
1,728	Pactiv Evergreen Inc.	23,760
34,769	Ranpak Holdings Corp., Class A Shares*	1,067,408
6,302	Sealed Air Corp.	384,611
11,814	Silgan Holdings Inc.(a)	501,268
4,317	Sonoco Products Co.	281,900
324	UFP Technologies Inc.*	22,677

	Total Containers & Packaging	11,066,949

Metals & Mining — 0.9%
78,366	Alamos Gold Inc., Class A Shares	619,091
7,747	Alcoa Corp.*	343,734
5,493	Allegheny Technologies Inc.*	98,105
4,548	Arconic Corp.*	156,861
2,080	Carpenter Technology Corp.(a)	69,368
2,134	Century Aluminum Co.*	27,358
94,168	Cleveland-Cliffs Inc.*(a)	2,210,123
9,957	Coeur Mining Inc.*	70,197
4,950	Commercial Metals Co.	161,469
1,392	Compass Minerals International Inc.	93,167
5,019	Constellium SE, Class A Shares*	101,484
3,346	Ferroglobe Representation & Warranty Insurance Trust*#(b)(c)	—
1,424	Gatos Silver Inc.*	20,420
561	Haynes International Inc.	22,019
21,770	Hecla Mining Co.	133,885
691	Kaiser Aluminum Corp.	87,246
913	Materion Corp.	66,676
3,002	MP Materials Corp.*(a)	100,777
10,399	Novagold Resources Inc.*	75,185
372	Olympic Steel Inc.	10,141
1,075	Perpetua Resources Corp.*	5,450
1,064	PolyMet Mining Corp.*	3,586
2,628	Reliance Steel & Aluminum Co.	394,305
2,760	Royal Gold Inc.	307,271
726	Ryerson Holding Corp.	16,807
1,067	Schnitzer Steel Industries Inc., Class A Shares	50,480
8,343	Steel Dynamics Inc.	563,069
3,583	SunCoke Energy Inc.	24,902

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1% — (continued)

Metals & Mining — 0.5% (continued)
1,929	TimkenSteel Corp.*	$26,389
11,056	United States Steel Corp.	295,748
2,101	Warrior Met Coal Inc.	47,041
1,430	Worthington Industries Inc.	82,868

	Total Metals & Mining	6,285,222

Paper & Forest Products — 0.1%
684	Clearwater Paper Corp.*	22,223
2,150	Domtar Corp.*	117,884
1,760	Glatfelter Corp.	27,808
4,230	Louisiana-Pacific Corp.	268,351
718	Neenah Inc.	36,180
1,295	Schweitzer-Mauduit International Inc.	49,560
1,199	Verso Corp., Class A Shares	22,841

	Total Paper & Forest Products	544,847

	TOTAL MATERIALS	34,693,760

REAL ESTATE — 6.5%

Equity Real Estate Investment Trusts (REITs) — 6.0%
3,486	Acadia Realty Trust	73,973
2,829	Agree Realty Corp.	210,902
2,918	Alexander & Baldwin Inc.	60,928
88	Alexander’s Inc.	23,434
31,825	American Assets Trust Inc.	1,267,271
5,693	American Campus Communities Inc.(a)	289,489
4,760	American Finance Trust Inc.	41,031
11,636	American Homes 4 Rent, Class A Shares	488,014
10,590	Americold Realty Trust	389,077
6,549	Apartment Income REIT Corp.	332,820
6,354	Apartment Investment & Management Co., Class A Shares	45,622
8,670	Apple Hospitality REIT Inc.	128,143
2,525	Armada Hoffler Properties Inc.	33,911
443	Ashford Hospitality Trust Inc.*	6,844
11,198	Boston Properties Inc.(a)	1,265,262
1,765	Braemar Hotels & Resorts Inc.*	8,896
7,051	Brandywine Realty Trust	97,868
12,298	Brixmor Property Group Inc.	288,388
6,023	Broadstone Net Lease Inc., Class A Shares(a)	165,030
474	BRT Apartments Corp.	9,205
3,957	Camden Property Trust	593,708
3,990	CareTrust REIT Inc.	87,740
1,948	CatchMark Timber Trust Inc., Class A Shares	22,480
567	Centerspace	57,369
1,875	Chatham Lodging Trust*	22,500
1,709	City Office REIT Inc.	27,293
586	Clipper Realty Inc.	4,946
4,715	Columbia Property Trust Inc.	78,835
950	Community Healthcare Trust Inc.	46,084
1,600	CorePoint Lodging Inc.*	23,136
1,799	CoreSite Realty Corp.	266,918
4,650	Corporate Office Properties Trust	131,037
27,392	Cousins Properties Inc.	1,056,235
241	CTO Realty Growth Inc.	13,518
8,439	CubeSmart	451,486
5,148	CyrusOne Inc.	396,293

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.5% — (continued)

Equity Real Estate Investment Trusts (REITs) — 6.0% — (continued)
8,564	DiamondRock Hospitality Co.*	$77,419
19,741	DigitalBridge Group Inc.*(a)	136,213
10,165	Diversified Healthcare Trust	38,119
7,049	Douglas Emmett Inc.	232,687
3,475	Easterly Government Properties Inc., Class A Shares	74,261
1,637	EastGroup Properties Inc.	295,086
5,898	Empire State Realty Trust Inc., Class A Shares	60,572
3,163	EPR Properties(a)	160,522
157,711	Equity Commonwealth	4,154,108
7,276	Equity LifeStyle Properties Inc.	618,969
4,821	Essential Properties Realty Trust Inc.	156,249
1,041	Farmland Partners Inc.	12,752
3,244	Federal Realty Investment Trust	395,022
5,421	First Industrial Realty Trust Inc.	303,522
3,147	Four Corners Property Trust Inc.	90,036
4,521	Franklin Street Properties Corp.	21,701
9,248	Gaming and Leisure Properties Inc.	455,926
4,864	GEO Group Inc. (The)	37,696
1,615	Getty Realty Corp.	51,082
1,498	Gladstone Commercial Corp.	33,900
1,014	Gladstone Land Corp.	23,880
2,304	Global Medical REIT Inc.	35,528
3,921	Global Net Lease Inc.	66,657
63,547	Healthcare Realty Trust Inc.	1,908,316
9,047	Healthcare Trust of America Inc., Class A Shares	274,395
1,330	Hersha Hospitality Trust, Class A Shares*	12,475
4,269	Highwoods Properties Inc.	195,051
29,235	Host Hotels & Resorts Inc.*	484,132
6,092	Hudson Pacific Properties Inc.(a)	160,707
4,131	Independence Realty Trust Inc.	84,603
182	Indus Realty Trust Inc.	12,760
2,709	Industrial Logistics Properties Trust	74,308
979	Innovative Industrial Properties Inc., Class A Shares	240,746
12,006	Iron Mountain Inc.	573,286
2,919	iStar Inc.(a)	77,208
30,886	JBG SMITH Properties	930,595
4,881	Kilroy Realty Corp.(a)	320,438
24,382	Kimco Realty Corp.	531,284
3,435	Kite Realty Group Trust	69,593
3,575	Lamar Advertising Co., Class A Shares	406,942
11,388	Lexington Realty Trust(a)	154,080
3,199	Life Storage Inc.	398,084
1,565	LTC Properties Inc.	54,008
8,437	Macerich Co. (The)(a)	144,104
3,571	Mack-Cali Realty Corp.*	63,849
24,341	Medical Properties Trust Inc.	498,504
24,902	Monmouth Real Estate Investment Corp.	472,640
1,799	National Health Investors Inc.	107,616
7,262	National Retail Properties Inc.	345,744
3,216	National Storage Affiliates Trust	184,116
1,598	NETSTREIT Corp.	41,324
3,628	New Senior Investment Group Inc.	31,672
913	NexPoint Residential Trust Inc.	59,153
1,967	Office Properties Income Trust	52,184

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.5% — (continued)

Equity Real Estate Investment Trusts (REITs) — 6.0% — (continued)
9,764	Omega Healthcare Investors Inc.	$327,387
702	One Liberty Properties Inc.	22,352
5,994	Outfront Media Inc.*	148,411
7,779	Paramount Group Inc.	68,922
9,746	Park Hotels & Resorts Inc.*	186,538
5,345	Pebblebrook Hotel Trust	117,750
9,117	Physicians Realty Trust	168,756
5,124	Piedmont Office Realty Trust Inc., Class A Shares	91,310
1,188	Plymouth Industrial REIT Inc.	27,989
483	Postal Realty Trust Inc., Class A Shares	9,443
2,725	PotlatchDeltic Corp.	141,564
2,072	Preferred Apartment Communities Inc.	25,859
7,325	PS Business Parks Inc.	1,151,710
25,170	QTS Realty Trust Inc., Class A Shares	1,962,757
5,724	Rayonier Inc.	210,529
7,014	Regency Centers Corp.	481,301
4,786	Retail Opportunity Investments Corp.	86,531
8,866	Retail Properties of America Inc., Class A Shares	117,208
784	Retail Value Inc.	19,600
5,620	Rexford Industrial Realty Inc.	348,047
6,738	RLJ Lodging Trust	97,229
3,286	RPT Realty	42,521
2,213	Ryman Hospitality Properties Inc.*	183,834
8,869	Sabra Health Care REIT Inc.	141,904
789	Safehold Inc.	70,702
478	Saul Centers Inc.	22,026
10,076	SBA Communications Corp., Class A Shares	3,616,982
1,428	Seritage Growth Properties, Class A Shares*	23,091
6,767	Service Properties Trust	77,347
7,102	SITE Centers Corp.	114,413
2,911	SL Green Realty Corp.(a)	204,003
31,365	Spirit Realty Capital Inc.	1,623,766
12,847	STAG Industrial Inc.	542,786
10,287	STORE Capital Corp.	371,052
4,154	Summit Hotel Properties Inc.*	38,715
8,853	Sunstone Hotel Investors Inc.*	102,606
4,080	Tanger Factory Outlet Centers Inc.(a)	68,218
2,904	Terreno Realty Corp.	194,016
1,646	UMH Properties Inc.	39,010
7,955	Uniti Group Inc.	103,972
507	Universal Health Realty Income Trust	30,030
4,769	Urban Edge Properties	90,325
1,315	Urstadt Biddle Properties Inc., Class A Shares	25,090
9,593	VEREIT Inc.	484,734
22,465	VICI Properties Inc.(a)	694,393
7,249	Vornado Realty Trust	303,588
3,492	Washington Real Estate Investment Trust	87,789
1,631	Whitestone REIT, Class B Shares	16,000
4,682	Xenia Hotels & Resorts Inc.*(a)	81,560

	Total Equity Real Estate Investment Trusts (REITs)	40,207,176

Real Estate Management & Development — 0.5%
16,840	CBRE Group Inc., Class A Shares*	1,621,692
4,861	Cushman & Wakefield PLC*	88,178
2,689	eXp World Holdings Inc.(a)	123,291

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.5% — (continued)

Real Estate Management & Development — 0.5% — (continued)
200	Fathom Holdings Inc.*(a)	$5,716
669	Forestar Group Inc.*	13,908
302	FRP Holdings Inc.*	17,425
1,771	Howard Hughes Corp. (The)*	160,329
2,119	Jones Lang LaSalle Inc.*	513,709
4,957	Kennedy-Wilson Holdings Inc.	109,004
1,003	Marcus & Millichap Inc.*	39,338
6,186	Newmark Group Inc., Class A Shares	84,253
14,704	Opendoor Technologies Inc.*(a)	260,702
435	Rafael Holdings Inc., Class B Shares*	18,205
783	RE/MAX Holdings Inc., Class A Shares	26,223
4,740	Realogy Holdings Corp.*	83,187
4,177	Redfin Corp.*(a)	202,877
623	RMR Group Inc. (The), Class A Shares	28,870
1,370	St Joe Co. (The)	63,390
800	Tejon Ranch Co.*	15,376

	Total Real Estate Management & Development	3,475,673

	TOTAL REAL ESTATE	43,682,849

UTILITIES — 2.9%

Electric Utilities — 0.6%
20,687	ALLETE Inc.	1,394,718
4,380	Hawaiian Electric Industries Inc.	190,968
4,292	IDACORP Inc.	452,162
1,507	MGE Energy Inc.	121,374
10,092	NRG Energy Inc.	460,902
8,310	OGE Energy Corp.	294,257
1,791	Otter Tail Corp.	98,272
4,677	Pinnacle West Capital Corp.	359,661
3,632	PNM Resources Inc.	179,784
3,712	Portland General Electric Co.	190,611
502	Via Renewables Inc., Class A Shares(a)	5,622

	Total Electric Utilities	3,748,331

Gas Utilities — 0.2%
1,506	Brookfield Infrastructure Corp., Class A Shares(a)	95,782
711	Chesapeake Utilities Corp.	92,928
3,626	National Fuel Gas Co.	187,863
3,956	New Jersey Resources Corp.	147,717
1,252	Northwest Natural Holding Co.(a)	64,415
2,234	ONE Gas Inc.	160,446
4,269	South Jersey Industries Inc.(a)	105,914
2,398	Southwest Gas Holdings Inc.	168,603
2,146	Spire Inc.	143,138
8,629	UGI Corp.	399,609

	Total Gas Utilities	1,566,415

Independent Power & Renewable Electricity Producers — 0.5%
5,291	Brookfield Renewable Corp., Class A Shares	231,799
1,444	Clearway Energy Inc., Class A Shares	42,945
3,564	Clearway Energy Inc., Class C Shares	111,874
20,706	Ormat Technologies Inc.(a)	1,472,818
3,682	Sunnova Energy International Inc.*	133,288
64,169	Vistra Corp.	1,224,986

	Total Independent Power & Renewable Electricity Producers	3,217,710

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

UTILITIES — 2.9% — (continued)

Multi-Utilities — 0.4%
29,915	Avista Corp.	$1,251,943
2,587	Black Hills Corp.	181,944
8,283	MDU Resources Group Inc.	266,464
16,358	NiSource Inc.	403,224
9,778	NorthWestern Corp.	621,881
627	Unitil Corp.	31,099

	Total Multi-Utilities	2,756,555

Water Utilities — 1.2%
1,512	American States Water Co.	139,422
1,098	American Water Works Co., Inc.	200,111
406	Artesian Resources Corp., Class A Shares	16,000
827	Cadiz Inc.*	11,115
12,949	California Water Service Group	822,909
29,658	Essential Utilities Inc.	1,471,927
619	Global Water Resources Inc.	12,380
706	Middlesex Water Co.(a)	77,243
734	Pure Cycle Corp.*	10,973
33,146	SJW Group	2,298,012
102,669	United Utilities Group PLC, ADR(a)	3,001,528
575	York Water Co. (The)	29,653

	Total Water Utilities	8,091,273

	TOTAL UTILITIES	19,380,284

	TOTAL COMMON STOCKS (Cost — $398,645,347)	649,857,330

CONVERTIBLE PREFERRED STOCKS — 0.7%

HEALTH CARE — 0.5%

Health Care Equipment & Supplies — 0.5%
58,736	Becton Dickinson & Co., 6.000% due 6/1/23	3,209,923

UTILITIES — 0.2%

Water Utilities — 0.2%
25,765	Essential Utilities Inc., 6.000% due 4/30/22	1,575,272

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $4,413,890)	4,785,195

PREFERRED STOCKS — 0.3%

FINANCIALS — 0.3%

Banks — 0.2%
55,697	US Bancorp, 3.500% (3-Month USD-LIBOR + 0.600%)(e)(f)	1,393,539
11,178	US Bancorp, 6.500% (3-Month USD-LIBOR + 4.468%)(e)(f)	287,275

	Total Banks	1,680,814

Insurance — 0.1%
16,133	MetLife Inc., 4.750%(f)	429,138
6,440	MetLife Inc., 5.625%(f)	174,588

	Total Insurance	603,726

	TOTAL FINANCIALS	2,284,540

	TOTAL PREFERRED STOCKS (Cost — $2,156,604)	2,284,540

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units			Security	Value

CLOSED END MUTUAL FUND SECURITIES — 0.2%

FINANCIALS — 0.2%

Capital Markets — 0.2%
4,364			iShares® Core S&P Small-Capital ETF(a)	$490,382
1,203			iShares® Russell 2000 ETF, Common Class Shares(a)	271,782
4,193			iShares® Russell Mid-Capital ETF, Common Class Shares	343,281

			TOTAL CLOSED END MUTUAL FUND SECURITIES (Cost — $528,276)	1,105,445

Face Amount/Units†		Rating††

CORPORATE BONDS & NOTES — 0.1%

COMMUNICATION SERVICES — 0.1%

Diversified Telecommunication Services — 0.1%
702,000		NR	Infinera Corp., Senior Unsecured Notes, 2.500% due 3/1/27(c)(d)	944,761

ENERGY — 0.0%

Oil & Gas — 0.0%
20,000		CCC	ION Geophysical Corp., Secured Notes, 8.000% due 12/15/25	18,292

			TOTAL CORPORATE BONDS & NOTES (Cost — $722,016)	963,053

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $406,466,133)	658,995,563

Face Amount†

SHORT-TERM INVESTMENTS (g) — 11.2%

MONEY MARKET FUND — 8.7%
$58,746,706			Invesco STIT — Government & Agency Portfolio, 0.026%, Institutional Class(h) (Cost — $58,746,706)	58,746,706

TIME DEPOSITS — 2.5%
5,458,723			ANZ National Bank — London, 0.005% due 9/1/21	5,458,723
1,474,923			Banco Santander SA — Frankfurt, 0.005% due 9/1/21	1,474,923
20,372	CAD		BBH — Grand Cayman, 0.010% due 9/1/21	16,149
2,158,689			Royal Bank of Canada — Toronto, 0.005% due 9/1/21	2,158,689
8,100,489			Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	8,100,489

			TOTAL TIME DEPOSITS (Cost — $17,208,973)	17,208,973

			TOTAL SHORT-TERM INVESTMENTS (Cost — $75,955,679)	75,955,679

			TOTAL INVESTMENTS — 108.5% (Cost — $482,421,812)	734,951,242

			Liabilities in Excess of Other Assets — (8.5)%	(57,681,165)

			TOTAL NET ASSETS — 100.0%	$677,270,077

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Illiquid security.
(d)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $1,122,443 and represents 0.2% of net assets.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2021.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.5%.
(h)	Represents investments of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2021, for Small-Mid Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Small-Mid Cap Equity Fund	$491,375,984	$264,459,262	$(20,846,129)	$243,613,133

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	18.5%
Health Care	17.9
Industrials	15.9
Financials	13.1
Consumer Discretionary	8.9
Real Estate	6.5
Materials	5.1
Consumer Staples	4.1
Utilities	3.1
Communication Services	2.4
Energy	2.0
Short-Term Investments	2.5

	100.0	%+

^	As a percentage of total investments.

+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2021, Small-Mid Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
Russell 2000 E-mini Index September Futures	14	9/21	$1,587,814	$1,589,841	$2,027
NASDAQ 100 E-mini Index September Futures	1	9/21	279,036	311,650	32,614
S&P MidCap 400 E-mini Index September Futures	4	9/21	1,098,213	1,100,800	2,587

					$37,228

At August 31, 2021, Small-Mid Cap Equity Fund had deposited cash of $162,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar
USD	— United States Dollar

See pages 296-297 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.9%

Argentina — 0.1%
425	MercadoLibre Inc.*	$793,666

Australia — 3.2%
4,603	Afterpay Ltd.*	450,367
13,687	AGL Energy Ltd.	64,510
5,110	Ampol Ltd.	102,915
26,364	Ansell Ltd.	693,871
27,047	APA Group	181,260
12,213	Aristocrat Leisure Ltd.	407,706
4,390	ASX Ltd.	281,735
41,663	Aurizon Holdings Ltd.	114,829
36,895	AusNet Services Ltd., Class Miscella Shares	52,134
61,384	Australia & New Zealand Banking Group Ltd.	1,249,737
111,148	Bank of Queensland Ltd.	767,053
86,134	Bapcor Ltd.	455,709
699,996	Beach Energy Ltd.	534,275
63,538	BHP Group Ltd.	2,115,075
45,679	BHP Group PLC	1,415,682
11,186	BlueScope Steel Ltd.	204,679
30,764	Brambles Ltd.	272,465
103,462	Charter Hall Group, REIT	1,352,804
14,965	Cochlear Ltd.	2,544,201
29,391	Coles Group Ltd.	388,055
38,132	Commonwealth Bank of Australia	2,791,452
11,293	Computershare Ltd.	136,238
7,474	Crown Resorts Ltd.*	50,890
31,056	CSL Ltd.	7,085,169
117,860	CSR Ltd.	468,175
23,276	Dexus, REIT	180,757
1,282	Domino’s Pizza Enterprises Ltd.	146,749
89,508	Elders Ltd.	798,250
27,115	Endeavour Group Ltd.*	144,662
34,893	Evolution Mining Ltd.	100,075
36,411	Fortescue Metals Group Ltd.	555,823
35,855	Goodman Group, REIT	607,717
44,991	GPT Group (The), REIT	159,512
53,269	Insurance Australia Group Ltd.	204,037
18,391	JB Hi-Fi Ltd.	615,749
14,273	Lendlease Corp., Ltd.	124,934
19,952	Macquarie Group Ltd.	2,432,396
2,673	Magellan Financial Group Ltd.	84,701
58,441	Medibank Pvt Ltd.	151,716
49,529	Mineral Resources Ltd.	1,975,480
83,120	Mirvac Group, REIT	189,896
71,064	National Australia Bank Ltd.	1,440,725
17,827	Newcrest Mining Ltd.	323,743
23,287	Northern Star Resources Ltd.	167,102
42,522	Oil Search Ltd.(a)	116,076
8,577	Orica Ltd.	82,191
37,374	Origin Energy Ltd.	121,588
64,480	OZ Minerals Ltd.	1,103,939
137,515	Pendal Group Ltd.	869,419
18,281	Qantas Airways Ltd.*	68,006
31,126	QBE Insurance Group Ltd.	269,067
4,203	Ramsay Health Care Ltd.	211,803

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Australia — 3.2% — (continued)
1,077	REA Group Ltd.	$120,600
6,086	Reece Ltd.	92,495
8,005	Rio Tinto Ltd.	652,739
40,754	Santos Ltd.	179,391
111,490	Scentre Group, REIT	232,165
7,060	SEEK Ltd.	167,892
38,826	Seven Group Holdings Ltd.	603,202
268,441	Shopping Centres Australasia Property Group, REIT, Class Miscella Shares	526,337
9,575	Sonic Healthcare Ltd.	303,924
104,884	South32 Ltd.	240,715
50,069	Stockland, REIT	168,761
26,756	Suncorp Group Ltd.	244,090
7,625	Super Retail Group Ltd.	68,610
30,454	Sydney Airport*	177,274
46,820	Tabcorp Holdings Ltd.	163,979
76,426	Technology One Ltd.	550,586
87,637	Telstra Corp., Ltd.	246,108
59,247	Transurban Group	615,468
15,164	Treasury Wine Estates Ltd.	139,807
84,094	Vicinity Centres, REIT	106,550
2,114	Washington H Soul Pattinson & Co., Ltd.(a)	55,355
24,699	Wesfarmers Ltd.	1,082,880
78,937	Westpac Banking Corp.	1,490,078
3,097	WiseTech Global Ltd.	109,232
20,841	Woodside Petroleum Ltd.	296,002
27,115	Woolworths Group Ltd.	827,837

	Total Australia	46,889,176

Austria — 0.2%
66,299	Erste Group Bank AG	2,649,163
3,382	OMV AG	187,126
3,089	Raiffeisen Bank International AG	73,939
1,373	Verbund AG	150,511
2,612	Voestalpine AG	118,346

	Total Austria	3,179,085

Belgium — 0.6%
3,789	Ageas SA NV	189,428
16,298	Anheuser-Busch InBev SA/NV	997,744
666	Elia Group SA/NV	83,661
1,256	Etablissements Franz Colruyt NV	70,276
2,530	Groupe Bruxelles Lambert SA	290,000
5,299	KBC Group NV	444,921
3,139	Proximus SADP	61,525
332	Sofina SA	146,868
1,573	Solvay SA	206,025
26,488	UCB SA	3,031,551
39,412	Umicore SA	2,593,304

	Total Belgium	8,115,303

Brazil — 0.1%
341,410	B3 SA — Brasil Bolsa Balcao	929,218

Canada — 2.4%
349,700	Air Canada*	6,794,678
133,335	Alimentation Couche-Tard Inc., Class B Shares	5,388,575
135,522	ARC Resources Ltd.	967,976

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Canada — 2.4% — (continued)
28,729	ATS Automation Tooling Systems Inc.*	$1,038,976
14,566	Ballard Power Systems Inc.*	245,490
18,113	Boardwalk Real Estate Investment Trust	676,159
14,335	BRP Inc.	1,201,279
63,766	Canadian National Railway Co.	7,501,585
28,271	Canadian Western Bank(a)	828,778
23,892	Canfor Corp.*	512,898
36,624	CI Financial Corp.	711,024
7,785	Descartes Systems Group Inc. (The)*	610,420
109,156	Dundee Precious Metals Inc.	672,355
30,335	Finning International Inc.	789,727
71,167	Fortuna Silver Mines Inc.*	312,549
29,364	Northland Power Inc.	971,623
64,563	Parex Resources Inc.*	994,970
15,393	Stella-Jones Inc.	526,421
19,399	TFI International Inc.	2,192,182
27,874	Tilray Inc., Class 2 Shares*(a)	381,833
79,822	Tricon Residential Inc.	1,014,979

	Total Canada	34,334,477

Chile — 0.1%
93,910	Antofagasta PLC	1,877,029

China — 0.4%
7,580	Alibaba Group Holding Ltd., ADR*	1,265,784
2,816,000	Beijing Capital International Airport Co., Ltd., Class H Shares*(b)	1,697,656
416,000	Kingdee International Software Group Co., Ltd.*	1,515,021
21,100	Tencent Holdings Ltd.	1,298,343

	Total China	5,776,804

Denmark — 2.7%
3,518	Ambu AS, Class B Shares	111,167
67	AP Moller — Maersk AS, Class A Shares	181,274
122	AP Moller — Maersk AS, Class B Shares	346,163
2,248	Carlsberg AS, Class B Shares	392,276
54,938	Chr Hansen Holding AS	5,067,579
30,418	Coloplast AS, Class B Shares	5,270,907
14,912	Danske Bank AS	250,475
2,342	Demant AS*	132,688
4,331	DSV PANALPINA AS	1,103,213
1,424	Genmab AS*	674,872
2,715	GN Store Nord AS	204,018
4,784	Netcompany Group AS(c)	619,623
112,155	Novo Nordisk AS, Class B Shares	11,208,209
69,726	Novozymes AS, Class B Shares	5,631,019
4,109	Orsted AS(c)	655,542
15,364	Pandora AS	1,839,384
170	ROCKWOOL International AS, Class B Shares	90,284
6,252	Royal Unibrew AS	808,425
7,820	Tryg AS	194,060
98,578	Vestas Wind Systems AS	3,975,829

	Total Denmark	38,757,007

Finland — 0.9%
3,018	Elisa OYJ	193,306
9,425	Fortum OYJ	286,408
30,380	Kemira OYJ	512,851

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Finland — 0.9% — (continued)
5,752	Kesko OYJ, Class B Shares	$237,539
60,977	Kone OYJ, Class B Shares	5,054,354
67,839	Metso Outotec OYJ	725,157
9,207	Neste OYJ	559,536
115,984	Nokia OYJ*	696,128
69,983	Nordea Bank Abp	823,534
2,533	Orion OYJ, Class B Shares	103,254
10,683	Sampo OYJ, Class A Shares	551,432
12,345	Stora Enso OYJ, Class R Shares	241,790
22,654	TietoEVRY OYJ	806,992
11,244	UPM-Kymmene OYJ	457,348
35,164	Valmet OYJ	1,408,799
10,090	Wartsila OYJ Abp	143,120

	Total Finland	12,801,548

France — 10.0%
3,653	Accor SA*	126,020
667	Aeroports de Paris*	78,460
36,367	Air Liquide SA	6,526,275
192,234	Alstom SA(c)	8,271,791
18,383	Amundi SA(c)	1,743,080
7,165	Arkema SA	950,659
2,085	Atos SE	108,139
366,737	AXA SA	10,293,950
878	BioMerieux	107,644
40,256	BNP Paribas SA	2,553,071
18,090	Bollore SA	106,943
4,636	Bouygues SA	194,286
6,234	Bureau Veritas SA	207,158
3,483	Capgemini SE	781,451
12,848	Carrefour SA	255,985
10,788	Cie de Saint-Gobain	783,990
3,628	Cie Générale des Établissements Michelin SCA	586,931
4,073	CNP Assurances	69,897
1,151	Covivio, REIT	109,641
25,799	Credit Agricole SA	372,858
109,720	Danone SA	8,014,413
61	Dassault Aviation SA	68,930
113,435	Dassault Systemes SE	6,465,714
5,161	Edenred	292,326
13,958	Eiffage SA	1,449,250
10,238	Electricite de France SA	138,978
34,774	Elis SA*	614,899
38,453	Engie SA	551,634
6,096	EssilorLuxottica SA	1,195,921
952	Eurazeo SE	98,121
26,872	Faurecia SE	1,299,005
970	Gecina SA, REIT	150,758
9,277	Getlink SE	149,109
682	Hermes International	1,001,449
344	Iliad SA	73,916
794	Ipsen SA	79,463
1,618	Kering SA	1,292,213
49,341	Klepierre SA, REIT	1,204,998
19,990	Korian SA	774,798
14,093	La Francaise des Jeux SAEM(c)	728,932

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

France — 10.0% — (continued)
24,887	Legrand SA	$2,847,391
16,572	L’Oréal SA	7,768,724
12,479	LVMH Moët Hennessy Louis Vuitton SE	9,265,604
10,652	Nexans SA	1,067,928
18,576	Nexity SA	958,796
43,448	Orange SA	493,463
1,114	Orpea SA	140,137
27,522	Pernod Ricard SA	5,779,347
22,997	Publicis Groupe SA	1,506,446
518	Remy Cointreau SA*	102,157
4,327	Renault SA*	160,488
26,943	Rexel SA	565,214
7,313	Safran SA	920,119
151,247	Sanofi	15,650,503
620	Sartorius Stedim Biotech	375,924
37,478	Schneider Electric SE	6,709,966
3,320	SCOR SE	102,102
3,046	SEB SA	478,792
17,640	Societe Generale SA	554,879
1,877	Sodexo SA*	155,141
4,554	SOITEC*	1,090,957
4,528	Sopra Steria Group SACA	923,313
7,252	Suez SA	168,247
1,283	Teleperformance	567,732
2,261	Thales SA	229,284
362,641	TotalEnergies SE	16,051,235
1,919	Ubisoft Entertainment SA*	122,091
2,694	Unibail-Rodamco-Westfield, REIT*	235,852
106,245	Valeo	3,016,871
11,436	Veolia Environnement SA	392,886
60,347	Vinci SA	6,490,343
15,170	Vivendi SE	578,766
575	Wendel SE	83,601
5,031	Worldline SA*(c)	447,012

	Total France	145,874,367

Germany — 8.9%
26,499	adidas AG	9,396,674
8,852	Allianz SE, Class Registered Shares	2,079,248
40,721	alstria office REIT-AG	828,766
7,270	Aurubis AG	616,786
138,178	BASF SE	10,686,750
89,805	Bayer AG, Class Registered Shares	4,997,477
32,313	Bayerische Motoren Werke AG	3,065,219
15,711	Bechtle AG	1,135,223
2,139	Beiersdorf AG	259,482
13,018	Brenntag SE	1,313,108
5,110	Carl Zeiss Meditec AG	1,128,490
20,700	Commerzbank AG*	129,743
2,334	Continental AG*	313,486
19,055	Covestro AG(c)	1,234,834
46,927	Daimler AG, Class Registered Shares	3,954,149
3,371	Delivery Hero SE*(c)	487,864
44,372	Deutsche Bank AG, Class Registered Shares*	551,939
4,102	Deutsche Boerse AG	707,378
6,500	Deutsche Lufthansa AG, Class Registered Shares*	65,108

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Germany — 8.9% — (continued)
61,234	Deutsche Pfandbriefbank AG(c)	$702,131
21,439	Deutsche Post AG, Class Registered Shares	1,507,499
71,945	Deutsche Telekom AG, Class Registered Shares	1,529,088
7,527	Deutsche Wohnen SE	467,045
15,139	DWS Group GmbH & Co. KGaA(c)	639,218
48,692	E.ON SE	642,464
4,450	Evonik Industries AG	150,258
34,744	Freenet AG	857,271
4,431	Fresenius Medical Care AG & Co. KGaA	340,197
9,143	Fresenius SE & Co. KGaA	475,469
21,081	GEA Group AG	973,396
7,467	Gerresheimer AG	793,008
1,269	Hannover Rueck SE	233,546
3,158	HeidelbergCement AG	274,350
11,475	HelloFresh SE*	1,236,156
2,205	Henkel AG & Co. KGaA	198,354
118,985	Infineon Technologies AG	5,064,481
1,642	KION Group AG	175,636
18,820	Knorr-Bremse AG	2,258,544
1,914	Lanxess AG	139,513
1,487	LEG Immobilien SE	236,998
35,047	Merck KGaA	8,326,032
1,107	MTU Aero Engines AG	253,959
3,007	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	878,305
1,244	Nemetschek SE	121,921
42,850	ProSiebenSat.1 Media SE	817,554
2,264	Puma SE	274,680
108	Rational AG	123,486
9,050	Rheinmetall AG	885,258
269,340	RWE AG	10,516,811
156,195	SAP SE	23,501,337
1,906	Scout24 AG(c)	160,196
87,194	Siemens AG, Class Registered Shares	14,494,518
8,632	Siemens Energy AG*	250,450
5,708	Siemens Healthineers AG(c)	396,978
2,709	Symrise AG, Class A Shares	385,690
35,985	TAG Immobilien AG	1,217,859
3,593	TeamViewer AG*(c)	119,664
23,429	Telefonica Deutschland Holding AG	65,738
2,281	Uniper SE	90,540
17,540	United Internet AG, Class Registered Shares	758,193
689	Volkswagen AG	230,316
11,439	Vonovia SE	771,816
25,356	Zalando SE*(c)	2,808,113

	Total Germany	129,295,760

Gibraltar — 0.0%
98,468	888 Holdings PLC	551,176

Hong Kong — 3.0%
1,063,000	AIA Group Ltd.	12,688,386
42,900	ASM Pacific Technology Ltd.	509,285
836,500	BOC Hong Kong Holdings Ltd.	2,536,192
37,100	Budweiser Brewing Co. APAC Ltd.(c)	92,879
190,000	China Mengniu Dairy Co., Ltd.*	1,142,448
41,200	Chow Tai Fook Jewellery Group Ltd.	83,422
43,000	CK Asset Holdings Ltd.	280,054

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Hong Kong — 3.0% — (continued)
59,500	CK Hutchison Holdings Ltd.	$432,932
15,000	CK Infrastructure Holdings Ltd.	91,038
478,000	CLP Holdings Ltd.	4,774,851
41,000	ESR Cayman Ltd.*(c)	124,874
1,077	Futu Holdings Ltd., ADR*(a)	102,520
46,000	Galaxy Entertainment Group Ltd.*	294,415
1,733,000	Hang Lung Properties Ltd.	4,160,496
17,000	Hang Seng Bank Ltd.	304,092
32,894	Henderson Land Development Co., Ltd.	148,761
53,500	HK Electric Investments & HK Electric Investments Ltd.	53,212
80,000	HKT Trust & HKT Ltd., Class Miscella Shares	109,001
672,680	Hong Kong & China Gas Co., Ltd.	1,081,598
55,019	Hong Kong Exchanges & Clearing Ltd.	3,466,154
27,400	Hongkong Land Holdings Ltd.	114,975
167,000	Hysan Development Co., Ltd.	595,819
68,800	Jardine Matheson Holdings Ltd.	3,734,630
44,500	Link REIT	409,764
4,414	Melco Resorts & Entertainment Ltd., ADR*	60,737
32,500	MTR Corp., Ltd.	182,722
32,669	New World Development Co., Ltd.	153,530
1,396,000	Pacific Basin Shipping Ltd.	761,154
29,500	Power Assets Holdings Ltd.	185,166
76,646	Sino Land Co., Ltd.	112,899
29,000	SITC International Holdings Co., Ltd.	126,403
42,000	SJM Holdings Ltd.*	36,516
28,000	Sun Hung Kai Properties Ltd.	394,188
12,500	Swire Pacific Ltd., Class A Shares	84,493
24,800	Swire Properties Ltd.	67,143
120,500	Techtronic Industries Co., Ltd.	2,665,467
724,000	Towngas China Co., Ltd.*	527,264
594,000	United Laboratories International Holdings Ltd. (The)	400,521
203,000	WH Group Ltd.(c)	176,274
36,000	Wharf Real Estate Investment Co., Ltd.	178,223
38,000	Xinyi Glass Holdings Ltd.	159,542

	Total Hong Kong	43,604,040

India — 0.1%
99,517	HDFC Bank Ltd.	2,152,788

Indonesia — 0.3%
522,100	Bank Central Asia Tbk PT	1,198,525
5,899,673	Bank Mandiri Persero Tbk PT	2,516,628

	Total Indonesia	3,715,153

Ireland — 1.2%
11,895	AerCap Holdings NV*	641,497
154,182	Bank of Ireland Group PLC*	965,099
16,887	CRH PLC	896,276
110,183	Dalata Hotel Group PLC*	492,159
2,088	DCC PLC	177,461
146,092	Experian PLC	6,428,251
3,628	Flutter Entertainment PLC*	707,963
32,527	Glanbia PLC	580,101
9,394	James Hardie Industries PLC, CDI	364,326
3,345	Kerry Group PLC, Class A Shares	490,465
3,262	Kingspan Group PLC	372,508
51,744	Ryanair Holdings PLC, ADR*	5,572,829

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Ireland — 1.2% — (continued)
5,181	Smurfit Kappa Group PLC	$297,095

	Total Ireland	17,986,030

Israel — 0.5%
922	Azrieli Group Ltd.	86,370
24,083	Bank Hapoalim BM	207,270
31,114	Bank Leumi Le-Israel BM	257,199
2,451	Check Point Software Technologies Ltd.*	307,919
804	CyberArk Software Ltd.*	135,024
614	Elbit Systems Ltd.	89,350
14,106	ICL Group Ltd.	100,011
13,497	Inmode Ltd.*	1,766,487
24,701	Israel Discount Bank Ltd., Class A Shares*	127,651
3,396	Mizrahi Tefahot Bank Ltd.	113,030
1,363	Nice Ltd.*	396,741
6,066	Nice Ltd., ADR*(a)	1,763,386
23,958	Perion Network Ltd.*	505,274
16,130	Radware Ltd.*	552,936
23,175	Teva Pharmaceutical Industries Ltd., ADR*	218,309
1,165	Wix.com Ltd.*	258,723

	Total Israel	6,885,680

Italy — 3.0%
35,275	ACEA SpA	842,618
2,622	Amplifon SpA	137,155
24,027	Assicurazioni Generali SpA	490,375
10,514	Atlantia SpA*	197,243
71,567	Banca Mediolanum SpA	743,611
30,223	Buzzi Unicem SpA	803,143
12,133	Davide Campari-Milano NV	167,846
1,257	De’Longhi SpA	56,845
543	DiaSorin SpA	123,831
1,321,666	Enel SpA	12,033,184
53,558	Eni SpA	660,139
2,725	Ferrari NV	590,574
122,566	FinecoBank Banca Fineco SpA*	2,262,193
7,104	Infrastrutture Wireless Italiane SpA(c)	84,506
10,727	Interpump Group SpA	763,248
1,405,717	Intesa Sanpaolo SpA	3,977,262
14,070	Mediobanca Banca di Credito Finanziario SpA*	165,948
4,213	Moncler SpA	269,892
9,269	Nexi SpA*(c)	193,295
10,757	Poste Italiane SpA(c)	146,037
5,654	Prysmian SpA	212,961
42,019	Recordati Industria Chimica e Farmaceutica SpA	2,755,514
6,797	Reply SpA	1,370,916
42,883	Snam SpA	253,508
335,552	Telecom Italia SpA	155,990
29,857	Terna — Rete Elettrica Nazionale	236,178
1,174,160	UniCredit SpA	14,635,980

	Total Italy	44,329,992

Japan — 17.4%
800	ABC-Mart Inc.	42,792
8,800	Acom Co., Ltd.	33,971
4,400	Advantest Corp.	379,832
13,900	Aeon Co., Ltd.	368,569

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.4% — (continued)
4,100	AGC Inc.	$198,070
2,900	Aisin Corp.	110,744
10,100	Ajinomoto Co., Inc.	297,642
3,300	ANA Holdings Inc.*	78,075
10,000	Asahi Group Holdings Ltd.	464,341
4,100	Asahi Intecc Co., Ltd.	124,012
26,600	Asahi Kasei Corp.	274,320
34,000	ASKUL Corp.	534,430
40,300	Astellas Pharma Inc.	679,706
2,600	Azbil Corp.	112,740
4,200	Bandai Namco Holdings Inc.	291,444
4,500	BayCurrent Consulting Inc.	2,229,779
86,900	Bridgestone Corp.	3,996,431
5,200	Brother Industries Ltd.	106,605
21,800	Canon Inc.	516,464
34,100	Capcom Co., Ltd.	950,762
4,100	Casio Computer Co., Ltd.(a)	63,266
3,000	Central Japan Railway Co.	439,307
11,200	Chiba Bank Ltd. (The)	69,855
13,700	Chubu Electric Power Co., Inc.	165,459
14,600	Chugai Pharmaceutical Co., Ltd.	570,979
25,800	CKD Corp.	540,233
22,500	Concordia Financial Group Ltd.	87,215
400	Cosmos Pharmaceutical Corp.	70,694
8,400	CyberAgent Inc.	153,508
5,200	Dai Nippon Printing Co., Ltd.	123,516
2,200	Daifuku Co., Ltd.	194,204
14,000	Daihen Corp.	609,644
21,900	Dai-ichi Life Holdings Inc.	431,250
37,000	Daiichi Sankyo Co., Ltd.	878,431
39,400	Daikin Industries Ltd.	9,776,426
1,500	Daito Trust Construction Co., Ltd.	164,574
12,000	Daiwa House Industry Co., Ltd.	365,666
42	Daiwa House REIT Investment Corp., Class A Shares	124,129
31,700	Daiwa Securities Group Inc.	179,192
21,400	Denka Co., Ltd.	750,115
9,400	Denso Corp.	657,960
4,900	Dentsu Group Inc.	181,518
8,800	Disco Corp.	2,560,782
6,600	East Japan Railway Co.	445,420
32,100	Eiken Chemical Co., Ltd.	625,885
5,200	Eisai Co., Ltd.	429,329
65,150	ENEOS Holdings Inc.	250,272
61,300	FANUC Corp.	13,349,853
1,200	Fast Retailing Co., Ltd.	790,212
18,600	Food & Life Cos., Ltd.	798,905
4,500	Freee KK*	364,314
35,300	Fuji Corp.	914,393
2,600	Fuji Electric Co., Ltd.	112,473
9,600	Fuji Soft Inc.	497,904
7,700	FUJIFILM Holdings Corp.	634,125
4,300	Fujitsu Ltd.	792,760
23,700	FULLCAST Holdings Co., Ltd.	456,681
89	GLP J-REIT	161,436
1,000	GMO Payment Gateway Inc.	131,227
21,400	H.U. Group Holdings Inc.	631,731

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.4% — (continued)
5,400	Hakuhodo DY Holdings Inc.	$84,860
3,000	Hamamatsu Photonics KK	174,904
4,900	Hankyu Hanshin Holdings Inc.	146,622
800	Harmonic Drive Systems Inc.	44,209
500	Hikari Tsushin Inc.	87,524
7,200	Hino Motors Ltd.	62,299
745	Hirose Electric Co., Ltd.	124,002
1,100	Hisamitsu Pharmaceutical Co., Inc.	44,051
2,300	Hitachi Construction Machinery Co., Ltd.	65,884
20,800	Hitachi Ltd.	1,149,296
4,900	Hitachi Metals Ltd.	94,590
35,000	Honda Motor Co., Ltd.	1,052,506
1,000	Hoshizaki Corp.	93,820
44,600	Hoya Corp.	7,201,670
6,400	Hulic Co., Ltd.	74,972
2,200	Ibiden Co., Ltd.	118,535
4,737	Idemitsu Kosan Co., Ltd.	113,094
3,400	Iida Group Holdings Co., Ltd.	86,306
21,700	Inpex Corp.	148,416
37,100	Internet Initiative Japan Inc.	1,292,950
1,278	Invincible Investment Corp., REIT	495,660
12,300	Isuzu Motors Ltd.	155,434
1,200	Ito En Ltd.	75,860
25,700	ITOCHU Corp.	771,344
2,000	Itochu Techno-Solutions Corp.	61,829
12,300	Izumi Co., Ltd.	400,530
2,800	Japan Airlines Co., Ltd.*	59,522
10,800	Japan Exchange Group Inc.	256,897
148	Japan Metropolitan Fund Invest, REIT	143,739
8,300	Japan Post Bank Co., Ltd.(a)	72,594
33,400	Japan Post Holdings Co., Ltd.*	286,479
5,200	Japan Post Insurance Co., Ltd.	94,173
29	Japan Real Estate Investment Corp., REIT	179,453
25,300	Japan Tobacco Inc.	490,216
10,000	JFE Holdings Inc.	161,753
4,300	JSR Corp.	148,989
9,200	Kajima Corp.	118,653
3,100	Kakaku.com Inc.	96,555
18,300	Kanamoto Co., Ltd.	418,037
17,300	Kaneka Corp.	715,491
14,900	Kansai Electric Power Co., Inc. (The)	149,651
3,800	Kansai Paint Co., Ltd.	98,402
10,400	Kao Corp.	627,903
92,200	KDDI Corp.	2,822,288
2,200	Keio Corp.	118,273
2,700	Keisei Electric Railway Co., Ltd.	82,991
84	Kenedix Office Investment Corp., REIT, Class A Shares	616,858
20,400	Keyence Corp.	12,251,205
3,200	Kikkoman Corp.	240,011
3,600	Kintetsu Group Holdings Co., Ltd.	122,926
28,000	Kintetsu World Express Inc.	679,602
17,300	Kirin Holdings Co., Ltd.	313,363
1,100	Kobayashi Pharmaceutical Co., Ltd.	86,047
2,800	Kobe Bussan Co., Ltd.	108,917
1,300	Koei Tecmo Holdings Co., Ltd.	55,375
2,300	Koito Manufacturing Co., Ltd.	140,517

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.4% — (continued)
19,100	Komatsu Ltd.	$460,662
17,000	Komeri Co., Ltd.	389,759
2,100	Konami Holdings Corp.	133,069
800	Kose Corp.	96,659
106,300	Kubota Corp.	2,195,196
19,400	Kumagai Gumi Co., Ltd.	473,375
2,200	Kurita Water Industries Ltd.	103,131
7,000	Kyocera Corp.	435,137
5,800	Kyowa Kirin Co., Ltd.	189,425
1,600	Lasertec Corp.	347,968
1,100	Lawson Inc.(a)	52,967
4,700	Lion Corp.	79,988
5,900	Lixil Corp.	171,679
9,600	M3 Inc.	645,074
59,100	Maeda Corp.	435,302
78,200	Makita Corp.	4,487,589
33,500	Marubeni Corp.	265,548
12,100	Mazda Motor Corp.	104,909
1,800	McDonald’s Holdings Co. Japan Ltd.	85,884
3,900	Medipal Holdings Corp.	74,490
2,400	MEIJI Holdings Co., Ltd.	147,416
2,300	Mercari Inc.*	113,633
7,700	MINEBEA MITSUMI Inc.	198,017
127,000	MISUMI Group Inc.	5,033,295
27,200	Mitsubishi Chemical Holdings Corp.	238,558
27,200	Mitsubishi Corp.	816,408
39,600	Mitsubishi Electric Corp.	540,195
24,900	Mitsubishi Estate Co., Ltd.	389,207
3,700	Mitsubishi Gas Chemical Co., Inc.	69,685
14,000	Mitsubishi HC Capital Inc.	74,889
6,800	Mitsubishi Heavy Industries Ltd.	179,141
263,700	Mitsubishi UFJ Financial Group Inc.	1,425,701
33,300	Mitsui & Co., Ltd.	732,797
3,900	Mitsui Chemicals Inc.	134,525
20,000	Mitsui Fudosan Co., Ltd.	458,345
1,900	Miura Co., Ltd.	85,237
52,090	Mizuho Financial Group Inc.	729,930
5,400	MonotaRO Co., Ltd.	118,863
11,700	Morinaga Milk Industry Co., Ltd.	735,988
9,400	MS&AD Insurance Group Holdings Inc.	303,419
212,300	Murata Manufacturing Co., Ltd.	17,579,497
56,400	Nabtesco Corp.	2,225,787
5,200	NEC Corp.	272,907
47,000	NEC Networks & System Integration Corp.	896,112
10,400	Nexon Co., Ltd.	189,838
5,800	NGK Insulators Ltd.	96,106
1,700	NH Foods Ltd.	65,855
16,800	Nichirei Corp.	427,920
9,600	Nidec Corp.	1,100,121
6,400	Nihon M&A Center Inc.	190,433
16,600	Nikkiso Co., Ltd.	134,918
2,400	Nintendo Co., Ltd.	1,153,436
113	Nippon Accommodations Fund Inc., REIT, Class A Shares	678,833
31	Nippon Building Fund Inc., REIT	201,433
30,500	Nippon Electric Glass Co., Ltd.	650,893
1,500	Nippon Express Co., Ltd.	102,007

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.4% — (continued)
15,500	Nippon Paint Holdings Co., Ltd.	$192,677
42	Nippon Prologis REIT Inc.	151,376
3,700	Nippon Sanso Holdings Corp.	89,721
1,100	Nippon Shinyaku Co., Ltd.	89,241
18,100	Nippon Steel Corp.	368,786
27,800	Nippon Telegraph & Telephone Corp.	741,598
3,800	Nippon Yusen KK	305,934
2,600	Nissan Chemical Corp.	145,645
49,300	Nissan Motor Co., Ltd.*	258,950
3,900	Nisshin Seifun Group Inc.	63,933
1,300	Nissin Foods Holdings Co., Ltd.	101,122
1,700	Nitori Holdings Co., Ltd.	317,851
3,100	Nitto Denko Corp.	235,299
66,200	Nomura Holdings Inc.	320,800
2,700	Nomura Real Estate Holdings Inc.	69,021
87	Nomura Real Estate Master Fund Inc., REIT	134,163
7,480	Nomura Research Institute Ltd.	280,345
185,600	North Pacific Bank Ltd.	428,022
9,500	NSK Ltd.	66,573
13,400	NTT Data Corp.	241,094
13,400	Obayashi Corp.	109,960
1,500	Obic Co., Ltd.	284,776
6,300	Odakyu Electric Railway Co., Ltd.	146,680
16,600	Oji Holdings Corp.	86,817
25,400	Olympus Corp.	533,139
3,900	Omron Corp.	367,534
7,800	Ono Pharmaceutical Co., Ltd.	187,306
24,200	Open House Co., Ltd.	1,177,828
800	Oracle Corp. Japan	65,611
4,200	Oriental Land Co., Ltd.	635,487
26,400	ORIX Corp.	493,557
55	Orix JREIT Inc.	98,011
8,000	Osaka Gas Co., Ltd.	149,997
2,600	Otsuka Corp.	134,530
8,200	Otsuka Holdings Co., Ltd.	348,608
28,700	Outsourcing Inc.	489,895
8,700	Pan Pacific International Holdings Corp.	165,242
48,100	Panasonic Corp.	573,028
2,000	PeptiDream Inc.*	70,469
4,200	Persol Holdings Co., Ltd.	98,053
2,400	Pigeon Corp.	69,436
2,000	Pola Orbis Holdings Inc.	43,556
19,900	Rakuten Group Inc.	208,226
87,700	Recruit Holdings Co., Ltd.	5,174,467
26,900	Renesas Electronics Corp.*	289,113
94,500	Rengo Co., Ltd.	769,701
44,400	Resona Holdings Inc.	171,624
30,400	Resorttrust Inc.	525,326
14,200	Ricoh Co., Ltd.	144,437
800	Rinnai Corp.	85,945
1,900	Rohm Co., Ltd.	182,384
5,000	Ryohin Keikaku Co., Ltd.	107,499
10,800	Sankyu Inc.	503,132
7,600	Santen Pharmaceutical Co., Ltd.	113,221
49,500	Sanwa Holdings Corp.	657,023
13,400	Sawai Group Holdings Co., Ltd.	605,603

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.4% — (continued)
5,000	SBI Holdings Inc.	$121,231
1,100	SCSK Corp.	69,433
4,500	Secom Co., Ltd.	341,108
5,600	Seiko Epson Corp.	104,240
85,200	Sekisui Chemical Co., Ltd.	1,457,526
13,200	Sekisui House Ltd.	262,872
16,300	Seven & i Holdings Co., Ltd.	713,036
7,000	SG Holdings Co., Ltd.	190,236
4,700	Sharp Corp.(a)	62,006
4,900	Shimadzu Corp.	219,596
1,600	Shimano Inc.	469,502
12,500	Shimizu Corp.	89,686
37,300	Shin-Etsu Chemical Co., Ltd.	6,164,414
47,400	Shinko Electric Industries Co., Ltd.	1,594,225
5,700	Shionogi & Co., Ltd.	360,008
25,500	Ship Healthcare Holdings Inc.	647,939
8,700	Shiseido Co., Ltd.	576,348
9,700	Shizuoka Bank Ltd. (The)	75,933
13,100	SMC Corp.	8,368,131
61,900	Softbank Corp.	828,722
26,000	SoftBank Group Corp.	1,458,901
1,400	Sohgo Security Services Co., Ltd.	63,382
123,200	Sompo Holdings Inc.	5,401,568
75,600	Sony Group Corp.	7,811,100
1,900	Square Enix Holdings Co., Ltd.	110,298
3,300	Stanley Electric Co., Ltd.	82,322
20,300	Starts Corp., Inc.	526,812
13,100	Subaru Corp.	242,278
5,600	SUMCO Corp.	117,987
30,200	Sumitomo Chemical Co., Ltd.	152,974
23,600	Sumitomo Corp.	333,146
3,900	Sumitomo Dainippon Pharma Co., Ltd.	69,852
16,000	Sumitomo Electric Industries Ltd.	213,572
30,900	Sumitomo Forestry Co., Ltd.	605,945
5,400	Sumitomo Metal Mining Co., Ltd.	206,835
195,590	Sumitomo Mitsui Financial Group Inc.	6,738,674
7,300	Sumitomo Mitsui Trust Holdings Inc.	238,506
6,500	Sumitomo Realty & Development Co., Ltd.	209,647
2,800	Suntory Beverage & Food Ltd.	112,049
7,800	Suzuki Motor Corp.	336,792
44,100	Sysmex Corp.	5,011,159
11,000	T&D Holdings Inc.	133,276
4,300	Taisei Corp.	134,272
1,000	Taisho Pharmaceutical Holdings Co., Ltd.	58,322
17,100	Taiyo Yuden Co., Ltd.	964,644
459,954	Takeda Pharmaceutical Co., Ltd.	15,341,882
24,500	Takeuchi Manufacturing Co., Ltd.	587,810
2,900	TDK Corp.	303,492
59,400	Terumo Corp.	2,480,133
2,700	THK Co., Ltd.	62,558
4,800	TIS Inc.	135,305
4,100	Tobu Railway Co., Ltd.	106,905
2,300	Toho Co., Ltd.	99,442
1,500	Toho Gas Co., Ltd.	69,927
9,100	Tohoku Electric Power Co., Inc.	69,632
57,200	Tokio Marine Holdings Inc.	2,793,721

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.4% — (continued)
800	Tokyo Century Corp.	$45,687
32,400	Tokyo Electric Power Co. Holdings Inc.*	85,069
3,200	Tokyo Electron Ltd.	1,365,912
8,000	Tokyo Gas Co., Ltd.	153,841
13,500	Tokyo Seimitsu Co., Ltd.	590,437
10,200	Tokyotokeiba Co., Ltd.	391,014
10,600	Tokyu Corp.	145,829
5,900	Toppan Inc.	101,235
29,400	Toray Industries Inc.	197,960
8,800	Toshiba Corp.	381,753
5,500	Tosoh Corp.	99,763
3,000	TOTO Ltd.	163,136
1,800	Toyo Suisan Kaisha Ltd.	74,497
50,700	Toyo Tire Corp.	900,369
3,100	Toyota Industries Corp.	261,495
88,900	Toyota Motor Corp.	7,724,290
4,500	Toyota Tsusho Corp.	198,705
2,700	Trend Micro Inc.	147,895
800	Tsuruha Holdings Inc.	100,660
8,600	Unicharm Corp.	383,149
59	United Urban Investment Corp., REIT	83,429
5,000	USS Co., Ltd.	82,695
24,000	Valor Holdings Co., Ltd.	535,821
1,800	Welcia Holdings Co., Ltd.	63,539
3,500	West Japan Railway Co.	191,208
2,900	Yakult Honsha Co., Ltd.	167,020
12,400	Yamada Holdings Co., Ltd.	53,281
2,900	Yamaha Corp.	170,856
5,900	Yamaha Motor Co., Ltd.	149,985
6,500	Yamato Holdings Co., Ltd.	165,340
35,700	Yaskawa Electric Corp.(a)	1,743,220
5,600	Yokogawa Electric Corp.	87,602
56,300	Z Holdings Corp.	366,646
16,800	Zenkoku Hosho Co., Ltd.	799,484
32,500	Zeon Corp.	430,692
2,700	ZOZO Inc.	102,703

	Total Japan	253,309,676

Jordan — 0.0%
20,638	Hikma Pharmaceuticals PLC	720,284

Luxembourg — 0.4%
156,880	ArcelorMittal SA	5,264,175
21,196	Aroundtown SA	162,301
2,840	Eurofins Scientific SE	402,631
10,817	Tenaris SA	109,054

	Total Luxembourg	5,938,161

Macau — 0.4%
1,693,600	Sands China Ltd.*	5,444,126
33,200	Wynn Macau Ltd.*	37,350

	Total Macau	5,481,476

Malta — 0.1%
71,394	Kindred Group PLC	1,312,971

Mexico — 0.1%
294,631	Grupo Financiero Banorte SAB de CV, Class O Shares	1,944,701

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Netherlands — 5.3%
36,357	Aalberts NV	$2,267,683
8,743	ABN AMRO Group NV, Dutch Certificate, GDR*(c)	121,631
424	Adyen NV*(c)	1,374,395
37,524	Aegon NV	185,147
72,765	Airbus SE*	9,921,135
87,812	Akzo Nobel NV	10,826,906
2,786	Argenx SE*	923,808
6,514	ASM International NV	2,539,760
25,904	ASML Holding NV	21,649,841
22,324	ASR Nederland NV	1,022,476
9,480	Euronext NV(c)	1,099,593
2,286	EXOR NV	190,817
4,416	Fugro NV*	43,799
2,445	Heineken Holding NV	226,536
5,608	Heineken NV(a)	614,644
348,974	ING Groep NV	4,809,552
23,771	Intertrust NV*(c)	369,063
1,579	JDE Peet’s NV	54,233
3,854	Just Eat Takeaway.com NV*(c)	349,063
22,553	Koninklijke Ahold Delhaize NV	761,479
3,729	Koninklijke DSM NV	793,321
70,482	Koninklijke KPN NV	226,055
19,588	Koninklijke Philips NV	902,802
1,492	Koninklijke Vopak NV	64,566
6,148	NN Group NV	318,364
20,050	Prosus NV*	1,779,998
4,811	QIAGEN NV*	266,247
2,640	Randstad NV	193,960
367,986	Royal Dutch Shell PLC, Class A Shares	7,295,043
79,360	Royal Dutch Shell PLC, Class B Shares	1,563,061
32,986	SBM Offshore NV	601,939
23,491	Signify NV(c)	1,317,548
134,239	Stellantis NV	2,685,150
5,752	Wolters Kluwer NV	662,504

	Total Netherlands	78,022,119

New Zealand — 0.2%
15,616	a2 Milk Co., Ltd. (The)*	66,273
26,711	Auckland International Airport Ltd.*	135,552
12,702	Fisher & Paykel Healthcare Corp., Ltd.	296,212
17,295	Mercury NZ Ltd.	80,986
27,194	Meridian Energy Ltd.	100,569
8,488	Ryman Healthcare Ltd.	92,345
38,983	Spark New Zealand Ltd.	133,807
15,971	Xero Ltd.*	1,764,878

	Total New Zealand	2,670,622

Norway — 0.5%
6,069	Adevinta ASA, Class B Shares*	122,181
84,697	DNB Bank ASA	1,788,910
170,792	Equinor ASA	3,625,415
4,802	Gjensidige Forsikring ASA	112,293
9,327	Mowi ASA	249,853
29,251	Norsk Hydro ASA	202,271
15,938	Orkla ASA	142,451
1,592	Schibsted ASA, Class A Shares	84,979
1,911	Schibsted ASA, Class B Shares	88,906

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Norway — 0.5% — (continued)
49,148	Sparebanken Vest	$506,015
15,305	Telenor ASA	268,228
3,757	Yara International ASA	188,959

	Total Norway	7,380,461

Peru — 0.2%
23,921	Credicorp Ltd.*	2,550,696

Poland — 0.0%
4,037	InPost SA*	78,847

Portugal — 0.2%
58,580	EDP — Energias de Portugal SA	321,707
281,237	Galp Energia SGPS SA	2,882,463
5,342	Jeronimo Martins SGPS SA	113,206

	Total Portugal	3,317,376

Singapore — 0.8%
1,993,158	Ascendas Real Estate Investment Trust, REIT	4,503,359
93,094	CapitaLand Integrated Commercial Trust, REIT	142,461
57,900	CapitaLand Ltd.	172,075
9,400	City Developments Ltd.	47,750
38,700	DBS Group Holdings Ltd.	860,874
703,200	Frasers Logistics & Commercial Trust, REIT	783,810
128,300	Genting Singapore Ltd.	72,917
30,900	Keppel Corp., Ltd.	119,298
48,500	Mapletree Commercial Trust, REIT	73,131
69,888	Mapletree Logistics Trust, REIT	105,413
70,200	Oversea-Chinese Banking Corp., Ltd.	595,256
7,459	Sea Ltd., ADR*	2,523,529
28,650	Singapore Airlines Ltd.*	107,637
17,600	Singapore Exchange Ltd.	129,430
33,100	Singapore Technologies Engineering Ltd.	92,909
184,100	Singapore Telecommunications Ltd.	317,138
24,803	United Overseas Bank Ltd.	470,836
9,271	UOL Group Ltd.	48,174
5,800	Venture Corp., Ltd.	82,509
40,800	Wilmar International Ltd.	125,414

	Total Singapore	11,373,920

South Korea — 2.0%
10,571	AfreecaTV Co., Ltd.	1,394,869
4,316	Cosmax Inc.*(a)	484,067
7,331	Coway Co., Ltd.	494,195
549	LEENO Industrial Inc.	84,331
6,467	Maeil Dairies Co., Ltd.	406,355
28,971	Neowiz*	723,957
14,774	Osstem Implant Co., Ltd.	2,038,508
54,312	Partron Co., Ltd.	466,690
10,142	PharmaResearch Co., Ltd.	845,621
195,437	Samsung Electronics Co., Ltd.	12,906,213
39,898	Samsung Engineering Co., Ltd.*	766,062
3,711	Samsung SDI Co., Ltd.	2,527,971
18,321	Seoul Semiconductor Co., Ltd.(a)	260,077
14,445	SFA Engineering Corp.	482,366
43,829	SK Hynix Inc.	4,011,386
3,680	Soulbrain Co., Ltd.	897,846

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

South Korea — 2.0% — (continued)
11,209	WONIK IPS Co., Ltd.	$436,329

	Total South Korea	29,226,843

Spain — 4.1%
4,449	Acciona SA(a)	722,713
48,375	Acerinox SA	658,618
5,188	ACS Actividades de Construccion y Servicios SA	139,913
42,886	Aena SME SA*(c)	6,844,491
187,141	Amadeus IT Group SA*	11,424,925
54,796	Applus Services SA	533,831
1,508,916	Banco Bilbao Vizcaya Argentaria SA*	9,843,602
370,364	Banco Santander SA	1,369,194
149,104	Bankinter SA	874,583
2,479,013	CaixaBank SA	7,712,850
35,102	Cellnex Telecom SA(c)	2,402,660
31,084	Cia de Distribucion Integral Logista Holdings SA	675,268
6,052	EDP Renovaveis SA	161,060
4,798	Enagas SA	109,128
6,687	Endesa SA	160,860
10,697	Ferrovial SA	309,459
6,330	Grifols SA	154,674
442,873	Iberdrola SA	5,485,304
202,626	Industria de Diseno Textil SA	6,923,487
13,120	Laboratorios Farmaceuticos Rovi SA	820,793
67,892	Merlin Properties Socimi SA, REIT	793,036
6,265	Naturgy Energy Group SA	161,246
9,186	Red Electrica Corp. SA	183,116
31,603	Repsol SA	361,440
5,015	Siemens Gamesa Renewable Energy SA*	148,836
109,901	Telefonica SA	542,974
7,083	Viscofan SA	500,026

	Total Spain	60,018,087

Sweden — 1.6%
6,676	Alfa Laval AB	271,189
53,706	Arjo AB, Class B Shares	688,564
88,766	Assa Abloy AB, Class B Shares	2,840,719
14,497	Atlas Copco AB, Class A Shares	996,802
8,281	Atlas Copco AB, Class B Shares	479,828
5,804	Boliden AB	202,699
50,569	Dometic Group AB(c)	802,632
4,612	Electrolux AB, Series B	116,804
5,494	Embracer Group AB, Class B Shares*	124,516
13,985	Epiroc AB, Class A Shares	307,318
8,454	Epiroc AB, Class B Shares	160,828
5,134	EQT AB	262,328
13,298	Essity AB, Class B Shares	426,710
3,655	Evolution AB(c)	591,028
2,133	Fastighets AB Balder, Class B Shares*	152,629
11,033	G5 Entertainment AB	565,069
30,171	Getinge AB, Class B Shares	1,238,860
15,820	Hennes & Mauritz AB, Class B Shares*	317,627
42,455	Hexagon AB, Class B Shares	736,855
8,868	Husqvarna AB, Class B Shares	119,075
2,167	ICA Gruppen AB	107,831
2,250	Industrivarden AB, Class A Shares	82,945

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Sweden — 1.6% — (continued)
3,262	Industrivarden AB, Class C Shares	$113,893
3,190	Investment AB Latour, Class B Shares	111,170
39,196	Investor AB, Class B Shares	939,228
5,008	Kinnevik AB, Class B Shares*	196,092
1,736	L E Lundbergforetagen AB, Class B Shares	110,952
4,431	Lundin Energy AB	135,111
30,569	Nibe Industrier AB, Class B Shares	426,688
24,460	Sandvik AB	624,733
7,153	Securitas AB, Class B Shares	118,870
10,893	Sinch AB*(c)	244,840
34,266	Skandinaviska Enskilda Banken AB, Class A Shares	459,019
7,101	Skanska AB, Class B Shares	204,297
8,075	SKF AB, Class B Shares	206,282
13,056	Svenska Cellulosa AB SCA, Class B Shares	230,645
188,757	Svenska Handelsbanken AB, Class A Shares	2,125,395
171,466	Swedbank AB, Class A Shares	3,302,652
34,140	Swedish Match AB	315,089
10,597	Tele2 AB, Class B Shares	158,969
62,691	Telefonaktiebolaget LM Ericsson, Class B Shares	742,685
57,519	Telia Co. AB	246,987
3,536	Volvo AB, Class A Shares	82,055
30,739	Volvo AB, Class B Shares	696,279
28,387	Wihlborgs Fastigheter AB	690,765

	Total Sweden	24,075,552

Switzerland — 11.1%
37,447	ABB Ltd., Class Registered Shares	1,384,914
17,095	Adecco Group AG, Class Registered Shares	950,894
36,044	Alcon Inc.	2,968,144
943	Baloise Holding AG, Class Registered Shares	150,374
649	Banque Cantonale Vaudoise, Class Registered Shares	55,077
76	Barry Callebaut AG, Class Registered Shares	193,783
1,697	Bossard Holding AG	571,225
2,000	Bucher Industries AG, Class Registered Shares	1,010,624
235	Chocoladefabriken Lindt & Spruengli AG	2,764,586
2	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	244,346
86,601	Cie Financiere Richemont SA, Class Registered Shares	9,563,617
4,226	Clariant AG, Class Registered Shares*	88,908
19,097	Coca-Cola HBC AG*	690,454
515,670	Credit Suisse Group AG, Class Registered Shares	5,473,542
157	EMS-Chemie Holding AG, Class Registered Shares	170,054
324	Forbo Holding AG, Class Registered Shares	694,528
806	Geberit AG, Class Registered Shares	673,008
1,299	Givaudan SA, Class Registered Shares	6,521,782
214,442	Glencore PLC*	965,851
11,265	Holcim Ltd., Class Registered Shares*	642,586
19,131	Julius Baer Group Ltd.	1,306,805
15,646	Kuehne + Nagel International AG, Class Registered Shares	5,730,214
21,319	Logitech International SA, Class Registered Shares	2,177,961
6,818	Lonza Group AG, Class Registered Shares	5,765,956
159,269	Nestlé SA, Class Registered Shares	20,137,581
288,248	Novartis AG, Class Registered Shares	26,650,072
493	Partners Group Holding AG	873,600
7,544	PSP Swiss Property AG, Class Registered Shares	1,011,229
75,785	Roche Holding AG	30,451,900
864	Schindler Holding AG	279,219

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Switzerland — 11.1% — (continued)
427	Schindler Holding AG, Class Registered Shares	$133,239
1,228	SGS SA, Class Registered Shares	3,855,661
9,111	Sika AG, Class Registered Shares	3,286,699
1,169	Sonova Holding AG, Class Registered Shares	450,926
14,511	STMicroelectronics NV	645,981
776	Straumann Holding AG, Class Registered Shares	1,500,832
4,414	Sulzer AG, Class Registered Shares	664,646
657	Swatch Group AG (The)	185,083
1,068	Swatch Group AG (The), Class Registered Shares	58,767
2,360	Swiss Life Holding AG, Class Registered Shares	1,229,954
1,612	Swiss Prime Site AG, Class Registered Shares	172,480
6,470	Swiss Re AG	594,883
550	Swisscom AG, Class Registered Shares	322,726
2,183	Tecan Group AG, Class Registered Shares	1,332,592
1,388	Temenos AG, Class Registered Shares	220,297
78,931	UBS Group AG, Class Registered Shares	1,312,387
9,770	VAT Group AG(c)	4,092,348
1,096	Vifor Pharma AG	155,985
11,153	Vontobel Holding AG, Class Registered Shares	1,044,262
11,048	Wizz Air Holdings PLC*(c)	738,460
968	Zur Rose Group AG*	417,017
21,618	Zurich Insurance Group AG	9,495,843

	Total Switzerland	162,073,902

Taiwan — 0.6%
143,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,150,144
45,500	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,414,955

	Total Taiwan	8,565,099

United Kingdom — 14.0%
21,351	3i Group PLC	392,787
49,835	Abrdn PLC	181,999
4,051	Admiral Group PLC	201,072
27,650	Anglo American PLC	1,167,615
9,641	Ashtead Group PLC	753,289
7,560	Associated British Foods PLC	205,900
146,021	AstraZeneca PLC	17,055,580
15,279	Atlantica Sustainable Infrastructure PLC(a)	574,643
20,574	Auto Trader Group PLC(c)	177,952
2,344	AVEVA Group PLC	133,247
84,850	Aviva PLC	471,603
62,506	B&M European Value Retail SA	480,502
69,967	BAE Systems PLC	546,908
342,376	Balfour Beatty PLC	1,345,115
3,408,445	Barclays PLC	8,669,497
21,587	Barratt Developments PLC	219,422
2,564	Berkeley Group Holdings PLC	170,222
2,437,113	BP PLC	9,919,342
222,607	British American Tobacco PLC	8,351,077
18,088	British Land Co. PLC (The), REIT	131,914
191,370	BT Group PLC*	446,375
73,606	Bunzl PLC	2,668,151
106,257	Burberry Group PLC	2,718,319
261,234	Cairn Energy PLC	690,934
35,017	Close Brothers Group PLC	742,267
21,498	CNH Industrial NV	354,562

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 14.0% — (continued)
4,321	Coca-Cola Europacific Partners PLC	$249,495
410,080	Compass Group PLC*	8,464,204
32,283	Computacenter PLC	1,302,747
13,459	Cranswick PLC	734,087
21,293	Croda International PLC	2,676,208
236,746	Diageo PLC	11,365,669
29,178	Direct Line Insurance Group PLC	123,987
44,662	Electrocomponents PLC	653,613
26,613	Endeavour Mining PLC	650,425
40,125	Entain PLC*	1,066,032
10,549	Evraz PLC	85,671
4,884	Ferguson PLC	705,597
35,272	Future PLC	1,867,467
7,614	Genus PLC	621,376
274,446	GlaxoSmithKline PLC	5,517,386
8,056	Halma PLC	332,682
7,816	Hargreaves Lansdown PLC	162,146
437,254	HSBC Holdings PLC	2,310,322
52,800	IG Group Holdings PLC	680,000
49,312	IMI PLC	1,234,890
20,777	Imperial Brands PLC	440,462
42,316	Inchcape PLC	534,909
31,875	Informa PLC*	232,812
3,937	InterContinental Hotels Group PLC*	251,208
22,652	Intermediate Capital Group PLC	684,288
3,398	Intertek Group PLC	246,256
37,562	J Sainsbury PLC	157,028
10,927	JD Sports Fashion PLC	151,743
4,012	Johnson Matthey PLC	162,164
614,917	Kingfisher PLC	2,962,431
15,981	Land Securities Group PLC, REIT	155,844
130,191	Legal & General Group PLC	483,894
1,538,740	Lloyds Banking Group PLC	922,139
6,966	London Stock Exchange Group PLC	762,096
172,065	LondonMetric Property PLC, REIT	619,468
53,910	M&G PLC	152,602
78,433	Marks & Spencer Group PLC*	193,561
92,784	Melrose Industries PLC	213,976
86,990	Micro Focus International PLC	530,952
10,304	Mondi PLC	284,157
309,999	National Grid PLC	4,007,692
124,354	Natwest Group PLC	364,512
14,005	Next PLC	1,523,784
36,780	Ocado Group PLC*	1,018,153
122,524	OSB Group PLC	858,035
15,839	Pearson PLC	167,099
7,167	Persimmon PLC	289,826
100,930	Pets at Home Group PLC	693,977
13,988	Phoenix Group Holdings PLC	119,927
605,196	Prudential PLC	12,613,316
105,076	Reckitt Benckiser Group PLC	8,003,399
104,014	Redrow PLC	1,016,112
228,416	RELX PLC	6,854,144
39,244	Rentokil Initial PLC	313,217
24,240	Rio Tinto PLC	1,791,121
10,396,637	Rolls-Royce Holdings PLC*	16,428,069

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 14.0% — (continued)
109,366	Royal Mail PLC	$744,230
67,638	Safestore Holdings PLC, REIT	1,073,787
24,577	Sage Group PLC (The)	250,840
2,625	Schroders PLC	136,474
25,583	Segro PLC, REIT	451,691
379,040	Serco Group PLC	694,833
5,049	Severn Trent PLC	191,763
247,413	Smith & Nephew PLC	4,739,028
8,407	Smiths Group PLC	166,794
1,563	Spirax-Sarco Engineering PLC	346,272
144,619	Spirent Communications PLC	593,334
22,560	SSE PLC	506,005
11,202	St. James’s Place PLC	248,077
57,197	Standard Chartered PLC	356,655
102,345	Synthomer PLC	753,237
61,153	Tate & Lyle PLC	593,388
79,091	Taylor Wimpey PLC	198,631
168,323	Tesco PLC	590,649
29,769	Travis Perkins PLC*	736,468
167,991	Tritax Big Box REIT PLC	547,519
272,754	Unilever PLC	15,172,620
32,459	UNITE Group PLC (The), REIT	545,720
14,470	United Utilities Group PLC	210,423
50,227	Vistry Group PLC	835,974
583,933	Vodafone Group PLC	978,900
183,089	WH Smith PLC*(c)	4,110,715
33,417	Whitbread PLC*	1,474,655
51,017	WM Morrison Supermarkets PLC	203,431
26,779	WPP PLC	362,981

	Total United Kingdom	203,593,765

United States — 0.2%
1,069	Booking Holdings Inc.*	2,458,347
366,000	Nexteer Automotive Group Ltd.	411,615
164,017	Reliance Worldwide Corp., Ltd.	702,543

	Total United States	3,572,505

	TOTAL COMMON STOCKS (Cost — $1,053,185,025)	1,413,075,362

PREFERRED STOCKS — 0.3%

Germany — 0.3%
1,338	Bayerische Motoren Werke AG, Class Preferred Shares	111,970
1,540	FUCHS PETROLUB SE, Class Preferred Shares	77,936
3,751	Henkel AG & Co. KGaA, Class Preferred Shares	366,333
3,249	Porsche Automobil Holding SE, Class Preferred Shares	328,935
573	Sartorius AG, Class Preferred Shares	377,436
11,125	Volkswagen AG, Class Preferred Shares	2,643,217

	TOTAL PREFERRED STOCKS (Cost — $2,750,806)	3,905,827

CLOSED END MUTUAL FUND SECURITY — 0.1%

United States — 0.1%
11,761	Vanguard FTSE Developed Markets ETF, Common Class
	(Cost — $440,084)	616,982

	TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,056,375,915)	1,417,598,171

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Face Amount†		Security	Value

SHORT-TERM INVESTMENTS (d) — 2.5%

CONVERTIBLE BOND — 0.1%
		Credit Suisse Group Guernsey VII Ltd.:
1,170,000	CHF	3.000% due 11/12/21(c)(e) (Cost — $1,279,876)	$1,277,572

MONEY MARKET FUND — 0.4%
$6,097,629		Invesco STIT — Government & Agency Portfolio, 0.026%, Institutional Class(f) (Cost — $6,097,629)	6,097,629

TIME DEPOSITS — 2.0%
122,746		ANZ National Bank — London, 0.005% due 9/1/21	122,746
3,841,311		Banco Santander — Frankfurt, 0.005% due 9/1/21	3,841,311
5,404,993		Barclays Bank PLC — London, 0.005% due 9/1/21	5,404,993
		BBH — Grand Cayman:
185,026	DKK	(0.470)% due 9/1/21	29,377
232,774	AUD	(0.120)% due 9/1/21	170,286
182,374	NOK	(0.080)% due 9/1/21	20,979
11,477	NZD	0.005% due 9/1/21	8,088
2,339	CAD	0.010% due 9/1/21	1,854
1,164	ZAR	3.800% due 9/1/21	80
		BNP Paribas — Paris:
342,152	CHF	(1.430)% due 9/1/21	373,610
205,723	EUR	(0.780)% due 9/1/21	242,907
118,572		0.005% due 9/1/21	118,572
		Citibank — London:
297,497	EUR	(0.780)% due 9/1/21	351,269
67,319	GBP	0.005% due 9/1/21	92,554
1,083,628	HKD	HSBC Bank — Hong Kong, 0.000% due 9/1/21	139,329
73,547	SGD	HSBC Bank — Singapore, 0.005% due 9/1/21	54,704
4,353,534		Royal Bank of Canada — Toronto, 0.005% due 9/1/21	4,353,534
14,195,103		Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	14,195,103
769,062	SEK	Skandinaviska Enskilda Banken AB — Sweden, (0.250)% due 9/1/21	89,109
7,191,777	JPY	Sumitomo Mitsui Banking Corp. — Tokyo, (0.310)% due 9/1/21	65,371

		TOTAL TIME DEPOSITS (Cost — $29,675,776)	29,675,776

		TOTAL SHORT-TERM INVESTMENTS (Cost — $37,053,281)	37,050,977

		TOTAL INVESTMENTS — 99.8% (Cost — $1,093,429,196)	1,454,649,148

		Other Assets in Excess of Liabilities — 0.2%	3,006,324

		TOTAL NET ASSETS — 100.0%	$1,457,655,472

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security trades on the Hong Kong exchange.
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $45,746,834 and represents 3.1% of net assets.

(d)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.1%.
(e)	Illiquid security.
(f)	Represents investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

At August 31, 2021, for International Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
International Equity Fund	$1,130,279,297	$403,090,324	$(78,537,676)	$324,552,648

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CDI	— Clearing House Electronics System (CHESS) Depositary Interest
GDR	— Global Depositary Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Industrials	19.0%
Health Care	15.0
Financials	14.7
Information Technology	12.0
Consumer Discretionary	10.5
Consumer Staples	8.2
Materials	7.0
Utilities	3.4
Energy	3.3
Real Estate	2.5
Communication Services	2.4
Short-Term Investments	2.0

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2021, International Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro STOXX 50 September Futures	14	9/21	$684,070	$691,222	$7,152
FTSE 100 Index September Futures	3	9/21	293,857	292,699	(1,158)
SPI 200 Index September Futures	2	9/21	272,131	273,490	1,359
TOPIX Index September Futures	3	9/21	528,201	535,700	7,499

					$14,852

At August 31, 2021, International Equity Fund had deposited cash of $120,400 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.1%

Argentina — 0.5%
1,555	MercadoLibre Inc.*	$2,903,885
5,996	YPF SA, ADR*	31,239

	Total Argentina	2,935,124

Australia — 0.0%
52,000	MMG Ltd.*	25,072

Brazil — 4.6%
102,908	Ambev SA	340,402
7,535	Americanas SA*	60,285
7,621	Atacadao SA	26,757
784,886	B3 SA — Brasil Bolsa Balcao	2,136,230
35,917	Banco Bradesco SA	138,539
24,412	Banco BTG Pactual SA	133,451
359,086	Banco do Brasil SA	2,113,721
7,416	Banco Inter SA	97,248
9,295	Banco Santander Brasil SA	75,409
322,232	BB Seguridade Participacoes SA	1,188,061
14,894	BRF SA*	67,475
653,680	CCR SA	1,548,990
7,810	Centrais Eletricas Brasileiras SA	56,850
7,187	Cia de Saneamento Basico do Estado de Sao Paulo	50,230
14,314	Cia Siderurgica Nacional SA	96,524
660,730	Cosan SA	2,818,252
4,500	CPFL Energia SA	25,279
5,411	Energisa SA	46,442
101,326	Engie Brasil Energia SA	736,000
19,967	Equatorial Energia SA	98,299
196,900	Fleury SA	901,172
22,090	Hapvida Participacoes e Investimentos SA(a)	62,900
8,769	Hypera SA	60,337
49,200	Infracommerce CXAAS SA*	168,361
18,907	JBS SA	114,000
460,700	JSL SA	922,371
16,319	Klabin SA*	83,054
13,764	Localiza Rent a Car SA	147,663
146,900	Locaweb Servicos de Internet SA, (Restricted, cost — $136,846, acquired 4/17/20)(a)(b)	695,918
18,150	Lojas Renner SA	133,627
63,386	Magazine Luiza SA	223,648
272,800	Movida Participacoes SA	976,255
19,315	Natura & Co. Holding SA*	192,868
10,778	Notre Dame Intermedica Participacoes SA	166,667
443,700	Odontoprev SA	1,077,161
202,950	Petrobras Distribuidora SA	1,067,445
79,920	Petroleo Brasileiro SA	431,637
108,736	Petróleo Brasileiro SA, ADR	1,178,698
24,959	Raia Drogasil SA	123,406
66,310	Rede D’Or Sao Luiz SA, (Restricted, cost — $876,395, acquired 8/31/21)(a)(b)	882,757
97,941	Rumo SA*	354,664
16,504	Suzano SA*	194,745
18,442	TIM SA	44,450
12,300	TOTVS SA	94,221
16,567	Ultrapar Participações SA	46,276
84,937	Vale SA	1,621,337
358,400	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA*	1,054,495
34,547	Vasta Platform Ltd., Class A Shares*	193,118

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Brazil — 4.6% — (continued)
24,735	Via SA*	$49,714
36,784	WEG SA	253,028
153,100	Westwing Comercio Varejista Ltda*	208,199

	Total Brazil	25,578,636

Chile — 0.6%
129,874	Antofagasta PLC	2,595,860
847,102	Banco de Chile	82,834
969	Banco de Credito e Inversiones SA	42,003
1,335,050	Banco Santander Chile	70,591
29,156	Cencosud SA	55,045
12,906	Cencosud Shopping SA	18,358
2,598	Cia Cervecerias Unidas SA	26,238
115,265	Colbun SA	19,092
31,677	Empresas CMPC SA	70,413
9,480	Empresas COPEC SA	88,250
473,707	Enel Americas SA	66,609
564,409	Enel Chile SA	28,829
16,321	Falabella SA	64,686

	Total Chile	3,228,808

China — 26.3%
2,081	21Vianet Group Inc., ADR*	41,183
1,844	360 DigiTech Inc., ADR*	42,043
9,300	360 Security Technology Inc., Class A Shares*	17,111
32,500	3SBio Inc.*(a)	36,249
662	51job Inc., ADR*	50,842
129,982	AAC Technologies Holdings Inc.	723,593
794	Advanced Micro-Fabrication Equipment Inc., Class A Shares*	20,281
3,000	AECC Aviation Power Co., Ltd., Class A Shares	31,667
24,000	Agile Group Holdings Ltd.	27,504
1,011	Agora Inc., ADR*(c)	34,293
106,600	Agricultural Bank of China Ltd., Class A Shares	48,902
562,000	Agricultural Bank of China Ltd., Class H Shares(d)	188,366
6,577	Aier Eye Hospital Group Co., Ltd., Class A Shares	42,954
40,000	Air China Ltd., Class H Shares*(d)	26,853
3,000	Airtac International Group	91,346
6,000	Akeso Inc.*(a)	30,970
456,576	Alibaba Group Holding Ltd.*	9,559,473
43,216	Alibaba Group Holding Ltd., ADR*	7,216,640
825,750	A-Living Smart City Services Co., Ltd., (Restricted, cost — $2,118,139, acquired 5/28/21)(a)(b)(d)	3,268,527
31,400	Aluminum Corp. of China Ltd., Class A Shares*	37,569
74,000	Aluminum Corp. of China Ltd., Class H Shares*(d)	54,153
2,500	Angel Yeast Co., Ltd., Class A Shares	15,510
6,100	Anhui Conch Cement Co., Ltd., Class A Shares	37,823
308,837	Anhui Conch Cement Co., Ltd., Class H Shares(d)	1,668,114
500	Anhui Gujing Distillery Co., Ltd., Class A Shares	16,411
2,300	Anhui Gujing Distillery Co., Ltd., Class B Shares	28,082
23,000	ANTA Sports Products Ltd.	473,423
500	Asymchem Laboratories Tianjin Co., Ltd., Class A Shares	27,080
1,262	Autohome Inc., ADR	55,856
34,799	AVIC Industry-Finance Holdings Co., Ltd., Class A Shares	21,329
42,000	AviChina Industry & Technology Co., Ltd., Class H Shares(d)	35,179
5,972	Baidu Inc., ADR*	937,723
19,200	Bank of Beijing Co., Ltd., Class A Shares	12,910
58,930	Bank of China Ltd., Class A Shares	27,673
1,713,000	Bank of China Ltd., Class H Shares(d)	600,494

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
39,800	Bank of Communications Co., Ltd., Class A Shares	$27,245
176,000	Bank of Communications Co., Ltd., Class H Shares(d)	101,122
4,600	Bank of Hangzhou Co., Ltd., Class A Shares	9,540
19,890	Bank of Jiangsu Co., Ltd., Class A Shares	19,812
16,600	Bank of Nanjing Co., Ltd., Class A Shares	24,119
10,900	Bank of Ningbo Co., Ltd., Class A Shares	54,542
29,640	Bank of Shanghai Co., Ltd., Class A Shares	33,102
30,184	Baoshan Iron & Steel Co., Ltd., Class A Shares	47,501
941	Baozun Inc., ADR*	22,659
973	BeiGene Ltd., ADR*	299,976
54,000	Beijing Capital International Airport Co., Ltd., Class H Shares*(d)	32,554
496	Beijing Kingsoft Office Software Inc., Class A Shares*	19,175
2,000	Beijing New Building Materials PLC, Class A Shares	10,244
4,000	Beijing Tiantan Biological Products Corp., Ltd., Class A Shares	19,212
55,900	Beijing-Shanghai High Speed Railway Co., Ltd., Class A Shares	41,125
200	Betta Pharmaceuticals Co., Ltd., Class A Shares	2,285
1,000	BGI Genomics Co., Ltd., Class A Shares	14,544
3,349	Bilibili Inc., ADR*(c)	268,690
38,300	BOE Technology Group Co., Ltd., Class A Shares	34,508
939	Burning Rock Biotech Ltd., ADR*	17,494
2,500	BYD Co., Ltd., Class A Shares	107,516
16,500	BYD Co., Ltd., Class H Shares(d)	557,649
14,500	BYD Electronic International Co., Ltd.(c)	66,049
1,800	CanSino Biologics Inc., Class H Shares*(a)(c)(d)	71,175
227,000	CGN Power Co., Ltd., Class H Shares(a)(d)	50,179
400	Changchun High & New Technology Industry Group Inc., Class A Shares	15,768
1,100	Changjiang Securities Co., Ltd., Class A Shares	1,274
3,900	Chaozhou Three-Circle Group Co., Ltd., Class A Shares	22,705
35,000	China Aoyuan Group Ltd.	20,963
57,500	China Bohai Bank Co., Ltd., Class H Shares(a)(d)	23,332
255,000	China Cinda Asset Management Co., Ltd., Class H Shares(d)	45,199
189,000	China CITIC Bank Corp., Ltd., Class H Shares(d)	86,942
82,000	China Communications Services Corp., Ltd., Class H Shares(d)	43,621
111,500	China Conch Venture Holdings Ltd.	455,469
21,100	China Construction Bank Corp., Class A Shares	19,119
6,742,224	China Construction Bank Corp., Class H Shares(d)	4,864,151
4,500	China East Education Holdings Ltd.(a)	4,812
27,298	China Eastern Airlines Corp., Ltd., Class A Shares*	19,877
30,812	China Everbright Bank Co., Ltd., Class A Shares	15,988
93,000	China Everbright Bank Co., Ltd., Class H Shares(d)	33,351
47,000	China Evergrande Group(c)	26,309
608,000	China Feihe Ltd., (Restricted, cost — $1,606,931, acquired 4/8/21)(a)(b)	1,101,235
4,901	China Fortune Land Development Co., Ltd., Class A Shares*	2,875
13,200	China Galaxy Securities Co., Ltd., Class A Shares	21,034
50,500	China Galaxy Securities Co., Ltd., Class H Shares(d)	28,353
1,500	China Greatwall Technology Group Co., Ltd., Class A Shares	3,412
45,500	China Hongqiao Group Ltd.	67,348
286,000	China Huarong Asset Management Co., Ltd., Class H Shares*(a)(d)(e)(f)	28,131
102,000	China Huishan Dairy Holdings Co., Ltd.*#(e)(f)	—
34,000	China International Capital Corp., Ltd., Class H Shares(a)(d)	78,904
7,200	China Jushi Co., Ltd., Class A Shares	19,541
22,000	China Lesso Group Holdings Ltd.	46,968
4,800	China Life Insurance Co., Ltd., Class A Shares	21,425
160,000	China Life Insurance Co., Ltd., Class H Shares(d)	267,621
8,800	China Literature Ltd.*(a)	73,810
70,000	China Longyuan Power Group Corp., Ltd., Class H Shares(d)	142,457

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
27,000	China Medical System Holdings Ltd.	$52,788
14,000	China Meidong Auto Holdings., Ltd.	70,252
27,000	China Merchants Bank Co., Ltd., Class A Shares	205,346
636,891	China Merchants Bank Co., Ltd., Class H Shares(d)	5,255,075
24,480	China Merchants Energy Shipping Co., Ltd., Class A Shares	16,451
9,230	China Merchants Securities Co., Ltd., Class A Shares	25,946
14,820	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A Shares	22,895
55,920	China Minsheng Banking Corp., Ltd., Class A Shares	34,419
95,700	China Minsheng Banking Corp., Ltd., Class H Shares(d)	39,973
26,600	China Molybdenum Co., Ltd., Class A Shares	32,023
81,000	China Molybdenum Co., Ltd., Class H Shares(d)	63,157
84,000	China National Building Material Co., Ltd., Class H Shares(d)	114,994
18,900	China National Nuclear Power Co., Ltd., Class A Shares	16,043
600	China National Software & Service Co., Ltd., Class A Shares	4,520
5,200	China Northern Rare Earth Group High-Tech Co., Ltd., Class A Shares	46,410
30,000	China Oilfield Services Ltd., Class H Shares(d)	26,063
10,500	China Pacific Insurance Group Co., Ltd., Class A Shares	42,735
52,400	China Pacific Insurance Group Co., Ltd., Class H Shares(d)	147,340
38,900	China Petroleum & Chemical Corp., Class A Shares	25,646
490,000	China Petroleum & Chemical Corp., Class H Shares(d)	236,279
27,800	China Railway Group Ltd., Class A Shares	24,231
77,000	China Railway Group Ltd., Class H Shares(d)	36,906
12,200	China Resources Mixc Lifestyle Services Ltd.(a)	63,986
20,500	China Resources Pharmaceutical Group Ltd.(a)	10,668
6,299	China Shenhua Energy Co., Ltd., Class A Shares	19,457
883,000	China Shenhua Energy Co., Ltd., Class H Shares(d)	1,947,511
9,100	China South Publishing & Media Group Co., Ltd., Class A Shares	12,264
20,400	China Southern Airlines Co., Ltd., Class A Shares*	18,201
44,000	China Southern Airlines Co., Ltd., Class H Shares*(d)	25,606
57,440	China State Construction Engineering Corp., Ltd., Class A Shares	42,704
2,735	China Tourism Group Duty Free Corp., Ltd., Class A Shares	96,621
972,000	China Tower Corp., Ltd., Class H Shares(a)(d)	127,493
40,000	China United Network Communications Ltd., Class A Shares*	25,969
15,600	China Vanke Co., Ltd., Class A Shares	47,947
407,600	China Vanke Co., Ltd., Class H Shares(d)	1,097,074
31,600	China Yangtze Power Co., Ltd., Class A Shares	94,690
34,000	China Yuhua Education Corp., Ltd.(a)	18,151
40,300	China Zheshang Bank Co., Ltd., Class A Shares	22,167
56,000	Chinasoft International Ltd.*	94,899
1,760	Chindata Group Holdings Ltd., ADR*	20,909
300	Chongqing Brewery Co., Ltd., Class A Shares*	6,516
5,740	Chongqing Changan Automobile Co., Ltd., Class A Shares	18,339
24,000	Chongqing Rural Commercial Bank Co., Ltd., Class H Shares(d)	9,199
2,000	Chongqing Zhifei Biological Products Co., Ltd., Class A Shares	54,780
16,000	CIFI Ever Sunshine Services Group Ltd.	33,072
84,000	CIFI Holdings Group Co., Ltd.	56,565
126,000	CITIC Ltd.	156,507
15,100	CITIC Securities Co., Ltd., Class A Shares	60,008
50,000	CITIC Securities Co., Ltd., Class H Shares(d)	126,416
48,800	Contemporary Amperex Technology Co., Ltd., Class A Shares	3,749,695
12,220	COSCO SHIPPING Holdings Co., Ltd., Class A Shares*	39,125
81,250	COSCO SHIPPING Holdings Co., Ltd., Class H Shares*(c)(d)	153,116
167,000	Country Garden Holdings Co., Ltd.	184,376
31,000	Country Garden Services Holdings Co., Ltd.	235,795
31,400	CRRC Corp., Ltd., Class A Shares*	32,840
3,800	CSC Financial Co., Ltd., Class A Shares	16,467

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
201,120	CSPC Pharmaceutical Group Ltd.	$254,402
1,263	Dada Nexus Ltd., ADR*	29,908
59,000	Dali Foods Group Co., Ltd.(a)	33,043
1,022	Daqo New Energy Corp., ADR*(c)	62,659
2,280	DaShenLin Pharmaceutical Group Co., Ltd., Class A Shares	16,083
800	DHC Software Co., Ltd., Class A Shares	947
6,506	DiDi Global Inc., ADR*(c)	53,479
62,000	Dongfeng Motor Group Co., Ltd., Class H Shares(d)	67,817
13,032	East Money Information Co., Ltd., Class A Shares	62,397
900	Ecovacs Robotics Co., Ltd., Class A Shares	20,423
17,400	ENN Energy Holdings Ltd.	344,124
2,581	Eve Energy Co., Ltd., Class A Shares	40,897
7,300	Everbright Securities Co., Ltd., Class A Shares	17,959
20,400	Financial Street Holdings Co., Ltd., Class A Shares	20,523
11,000	Flat Glass Group Co., Ltd., Class H Shares(d)	64,100
20,800	Focus Media Information Technology Co., Ltd., Class A Shares	23,153
4,550	Foshan Haitian Flavouring & Food Co., Ltd., Class A Shares	66,926
51,000	Fosun International Ltd.	64,439
16,400	Founder Securities Co., Ltd., Class A Shares	21,644
15,000	Foxconn Industrial Internet Co., Ltd., Class A Shares	26,658
600	Fu Jian Anjoy Foods Co., Ltd., Class A Shares	14,527
907,000	Fu Shou Yuan International Group Ltd.	817,892
4,100	Fuyao Glass Industry Group Co., Ltd., Class A Shares	30,394
11,200	Fuyao Glass Industry Group Co., Ltd., Class H Shares(a)(d)	68,888
1,200	Ganfeng Lithium Co., Ltd., Class A Shares	40,774
5,800	Ganfeng Lithium Co., Ltd., Class H Shares(a)(c)(d)	133,779
1,828	Gaotu Techedu Inc., ADR*(c)	5,265
22,200	GDS Holdings Ltd., ADR*(c)	1,298,256
9,300	Gemdale Corp., Class A Shares	15,039
26,000	Genscript Biotech Corp.*	123,092
8,200	GF Securities Co., Ltd., Class A Shares	24,096
31,400	GF Securities Co., Ltd., Class H Shares(d)	55,832
8,700	Giant Network Group Co., Ltd., Class A Shares	13,606
924	Gigadevice Semiconductor Beijing Inc., Class A Shares	21,827
4,300	GoerTek Inc., Class A Shares	30,966
294,000	GOME Retail Holdings Ltd.*	31,714
2,000	Gotion High-tech Co., Ltd., Class A Shares*	16,685
4,100	Great Wall Motor Co., Ltd., Class A Shares	42,057
67,000	Great Wall Motor Co., Ltd., Class H Shares(d)	307,559
165,600	Gree Electric Appliances Inc. of Zhuhai, Class A Shares	1,055,684
22,995	Greenland Holdings Corp., Ltd., Class A Shares	15,871
22,000	Greentown China Holdings Ltd.	33,804
32,000	Greentown Service Group Co., Ltd.	34,215
2,200	Guangdong Haid Group Co., Ltd., Class A Shares	21,899
200	Guangdong Kinlong Hardware Products Co., Ltd., Class A Shares	5,014
30,000	Guanghui Energy Co., Ltd., Class A Shares*	28,845
60,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(d)	60,374
2,600	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A Shares	11,866
7,900	Guangzhou Haige Communications Group Inc. Co., Class A Shares	13,687
1,100	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A Shares	17,976
38,000	Guangzhou R&F Properties Co., Ltd., Class H Shares(d)	32,427
600	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A Shares	8,104
510	Guangzhou Tinci Materials Technology Co., Ltd., Class A Shares	10,794
9,400	Guosen Securities Co., Ltd., Class A Shares	17,786
16,600	Guotai Junan Securities Co., Ltd., Class A Shares	45,639
5,900	Guoyuan Securities Co., Ltd., Class A Shares	7,191

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
23,000	Haidilao International Holding Ltd.(a)(c)	$93,799
7,300	Haier Smart Home Co., Ltd., Class A Shares	30,580
43,800	Haier Smart Home Co., Ltd., Class H Shares(d)	164,761
16,000	Haitian International Holdings Ltd.	61,322
9,300	Haitong Securities Co., Ltd., Class A Shares	18,307
62,400	Haitong Securities Co., Ltd., Class H Shares(d)	57,658
1,800	Hangzhou First Applied Material Co., Ltd., Class A Shares	42,419
2,700	Hangzhou Silan Microelectronics Co., Ltd., Class A Shares	22,831
400	Hangzhou Tigermed Consulting Co., Ltd., Class A Shares	8,298
2,200	Hangzhou Tigermed Consulting Co., Ltd., Class H Shares(a)(d)	39,005
28,000	Hansoh Pharmaceutical Group Co., Ltd.(a)	76,368
900	Hefei Meiya Optoelectronic Technology Inc., Class A Shares	5,990
4,216	Hello Group Inc., ADR	55,398
5,300	Henan Shuanghui Investment & Development Co., Ltd., Class A Shares	19,784
258,000	Hengan International Group Co., Ltd.	1,496,522
10,778	Hengli Petrochemical Co., Ltd., Class A Shares	43,642
60,000	HengTen Networks Group Ltd.*(c)	29,421
2,990	Hengyi Petrochemical Co., Ltd., Class A Shares	5,418
43,300	Hesteel Co., Ltd., Class A Shares	20,878
299	Hithink RoyalFlush Information Network Co., Ltd., Class A Shares	5,355
12,000	Hua Hong Semiconductor Ltd.*(a)	70,528
38,500	Huadian Power International Corp., Ltd., Class A Shares	23,077
1,694	Huadong Medicine Co., Ltd., Class A Shares	8,066
2,260	Hualan Biological Engineering Inc., Class A Shares	10,299
52,000	Huaneng Power International Inc., Class H Shares(d)	25,041
7,200	Huatai Securities Co., Ltd., Class A Shares	18,255
33,600	Huatai Securities Co., Ltd., Class H Shares(a)(d)	48,156
35,600	Huaxia Bank Co., Ltd., Class A Shares	30,880
1,600	Huaxin Cement Co., Ltd., Class A Shares	4,784
5,800	Huayu Automotive Systems Co., Ltd., Class A Shares	20,867
3,879	Huazhu Group Ltd., ADR*(c)	187,317
2,912	Hundsun Technologies Inc., Class A Shares	22,357
1,756	HUYA Inc., ADR*(c)	18,772
3,900	Iflytek Co., Ltd., Class A Shares	31,563
725	I-Mab, ADR*(c)	51,417
200	Imeik Technology Development Co., Ltd., Class A Shares*	18,191
82,200	Industrial & Commercial Bank of China Ltd., Class A Shares	58,870
1,228,000	Industrial & Commercial Bank of China Ltd., Class H Shares(d)	685,418
31,500	Industrial Bank Co., Ltd., Class A Shares	90,211
300	Industrial Securities Co., Ltd., Class A Shares	460
800	Ingenic Semiconductor Co., Ltd., Class A Shares	17,592
62,900	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A Shares*	36,445
16,300	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A Shares	14,663
8,700	Inner Mongolia Yili Industrial Group Co., Ltd., Class A Shares	45,829
25,500	Innovent Biologics Inc.*(a)	205,240
3,700	Inspur Electronic Information Industry Co., Ltd., Class A Shares	17,177
6,066	iQIYI Inc., ADR*(c)	54,958
1,500	Jafron Biomedical Co., Ltd., Class A Shares	11,378
4,000	JCET Group Co., Ltd., Class A Shares	21,097
6,700	JD Health International Inc.*(a)(c)	62,173
55,403	JD.com Inc., ADR*	4,352,460
7,400	Jiangsu Eastern Shenghong Co., Ltd., Class A Shares	37,046
24,000	Jiangsu Expressway Co., Ltd., Class H Shares(d)	24,902
1,948	Jiangsu Hengli Hydraulic Co., Ltd., Class A Shares	28,645
7,401	Jiangsu Hengrui Medicine Co., Ltd., Class A Shares	51,920
1,000	Jiangsu King’S Luck Brewery JSC Ltd., Class A Shares	6,506

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
1,700	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A Shares	$44,108
6,200	Jiangsu Zhongtian Technology Co., Ltd., Class A Shares	7,816
5,300	Jiangxi Copper Co., Ltd., Class A Shares	21,597
19,000	Jiangxi Copper Co., Ltd., Class H Shares(d)	38,404
7,800	Jiangxi Zhengbang Technology Co., Ltd., Class A Shares	10,336
10,000	Jilin Aodong Pharmaceutical Group Co., Ltd., Class A Shares	24,630
7,400	Jinke Properties Group Co., Ltd., Class A Shares	5,502
24,000	Jinxin Fertility Group Ltd.*(a)(c)	38,171
200	JiuGui Liquor Co., Ltd., Class A Shares	6,487
16,000	Jiumaojiu International Holdings Ltd.(a)	53,661
6,800	Joincare Pharmaceutical Group Industry Co., Ltd., Class A Shares	11,643
7,800	Jointown Pharmaceutical Group Co., Ltd., Class A Shares	18,299
2,200	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A Shares	10,229
1,500	Juewei Food Co., Ltd., Class A Shares	14,648
52,000	Kaisa Group Holdings Ltd.*	17,267
7,759	KE Holdings Inc., ADR*(c)	140,360
58,000	Kingdee International Software Group Co., Ltd.*	211,229
5,800	Kingfa Sci. & Tech. Co., Ltd., Class A Shares	14,578
1,431	Kingsoft Cloud Holdings Ltd., ADR*(c)	46,064
21,000	Kingsoft Corp., Ltd.	83,950
5,700	Kuaishou Technology, Class B Shares*(a)	61,803
1,588	Kweichow Moutai Co., Ltd., Class A Shares	383,059
20,500	KWG Group Holdings Ltd.	21,629
4,200	LB Group Co., Ltd., Class A Shares	24,353
152,000	Lenovo Group Ltd.	168,219
9,000	Lens Technology Co., Ltd., Class A Shares	32,879
4,500	Lepu Medical Technology Beijing Co., Ltd., Class A Shares	17,963
11,589	Li Auto Inc., ADR*(c)	357,637
47,000	Li Ning Co., Ltd.	629,744
14,500	Lingyi iTech Guangdong Co., Class A Shares	15,025
27,000	Logan Group Co., Ltd.	32,183
40,500	Longfor Group Holdings Ltd.(a)	175,801
5,880	LONGi Green Energy Technology Co., Ltd., Class A Shares	81,669
2,768	Lufax Holding Ltd., ADR*(c)	23,999
11,038	Luxshare Precision Industry Co., Ltd., Class A Shares	57,730
2,000	Luzhou Laojiao Co., Ltd., Class A Shares	52,647
3,400	Mango Excellent Media Co., Ltd., Class A Shares	24,108
540	Maxscend Microelectronics Co., Ltd., Class A Shares	31,612
9,480	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A Shares*	10,397
278,200	Meituan, (Restricted, cost — $6,746,464, acquired 3/24/21), Class B Shares*(a)(b)	8,884,631
36,900	Metallurgical Corp. of China Ltd., Class A Shares	28,515
15,000	Microport Scientific Corp.(c)	92,736
5,300	Midea Group Co., Ltd., Class A Shares	54,157
9,000	Ming Yuan Cloud Group Holdings Ltd.*	31,265
432,000	Minth Group Ltd.	1,792,380
6,986	Muyuan Foods Co., Ltd., Class A Shares	45,759
7,600	Nanjing Securities Co., Ltd., Class A Shares	12,345
7,080	NARI Technology Co., Ltd., Class A Shares	38,362
1,000	NAURA Technology Group Co., Ltd., Class A Shares	55,005
17,765	NetEase Inc., ADR	1,730,666
2,400	New China Life Insurance Co., Ltd., Class A Shares	15,096
19,500	New China Life Insurance Co., Ltd., Class H Shares(d)	57,364
6,400	New Hope Liuhe Co., Ltd., Class A Shares*	10,847
33,712	New Oriental Education & Technology Group Inc., ADR*	76,189
10,200	Ningxia Baofeng Energy Group Co., Ltd., Class A Shares	25,356
29,301	NIO Inc., ADR*	1,151,822

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
834	Noah Holdings Ltd., ADR*	$32,509
10,800	Nongfu Spring Co., Ltd., Class H Shares(a)(d)	57,145
1,400	Offcn Education Technology Co., Ltd., Class A Shares*	2,284
9,000	OFILM Group Co., Ltd., Class A Shares	10,400
41,419	OneConnect Financial Technology Co., Ltd., ADR*	194,669
1,000	Oppein Home Group Inc., Class A Shares	23,987
11,300	Orient Securities Co., Ltd., Class A Shares	26,133
2,029	Ovctek China Inc., Class A Shares	21,051
14,200	Pacific Securities Co., Ltd., Class A Shares*	7,168
204,000	People’s Insurance Co. Group of China Ltd., Class H Shares(d)	62,885
4,650	Perfect World Co., Ltd., Class A Shares	9,666
21,700	PetroChina Co., Ltd., Class A Shares	16,530
470,000	PetroChina Co., Ltd., Class H Shares(d)	204,407
55,500	Pharmaron Beijing Co., Ltd., (Restricted, cost — $1,081,372, acquired 4/8/21), Class H Shares(a)(b)(d)	1,229,462
900	Pharmaron Beijing Co., Ltd., Class A Shares(a)	26,807
142,000	PICC Property & Casualty Co., Ltd., Class H Shares(d)	128,233
9,329	Pinduoduo Inc., ADR*(c)	933,087
1,032,580	Ping An Bank Co., Ltd., Class A Shares	2,845,584
8,900	Ping An Healthcare & Technology Co., Ltd.*(a)	65,712
15,800	Ping An Insurance Group Co. of China Ltd., Class A Shares	122,090
765,000	Ping An Insurance Group Co. of China Ltd., Class H Shares(d)	5,935,601
18,000	Poly Developments & Holdings Group Co., Ltd., Class A Shares	31,809
3,400	Poly Property Services Co., Ltd., Class H Shares(d)	20,800
45,300	Postal Savings Bank of China Co., Ltd., Class A Shares	36,054
166,000	Postal Savings Bank of China Co., Ltd., Class H Shares(a)(d)	119,796
22,300	Power Construction Corp. of China Ltd., Class A Shares	21,397
29,000	Powerlong Real Estate Holdings Ltd.	23,515
211,971	Qingdao TGOOD Electric Co., Ltd., Class A Shares	1,067,480
18,700	RiseSun Real Estate Development Co., Ltd., Class A Shares	13,756
13,324	RLX Technology Inc., ADR*(c)	68,485
11,550	Rongsheng Petrochemical Co., Ltd., Class A Shares	33,267
11,800	SAIC Motor Corp., Ltd., Class A Shares	35,286
7,000	Sanan Optoelectronics Co., Ltd., Class A Shares	39,434
800	Sangfor Technologies Inc., Class A Shares	33,798
24,000	Sany Heavy Equipment International Holdings Co., Ltd.	30,839
9,500	Sany Heavy Industry Co., Ltd., Class A Shares	38,565
13,224	SDIC Capital Co., Ltd., Class A Shares	19,100
12,700	SDIC Power Holdings Co., Ltd., Class A Shares	17,809
50,000	Seazen Group Ltd.*	44,322
3,000	Seazen Holdings Co., Ltd., Class A Shares	15,652
5,400	SF Holding Co., Ltd., Class A Shares	48,179
500	SG Micro Corp., Class A Shares	24,780
12,300	Shaanxi Coal Industry Co., Ltd., Class A Shares	26,093
5,600	Shandong Gold Mining Co., Ltd., Class A Shares	15,664
11,250	Shandong Gold Mining Co., Ltd., Class H Shares(a)(c)(d)	18,276
5,850	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A Shares	32,894
3,100	Shandong Linglong Tyre Co., Ltd., Class A Shares	14,392
14,900	Shandong Nanshan Aluminum Co., Ltd., Class A Shares	13,241
6,800	Shandong Sun Paper Industry JSC Ltd., Class A Shares	12,949
52,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(d)	85,390
1,820	Shanghai Bairun Investment Holging Group Co., Ltd., Class A Shares	20,178
171,961	Shanghai Baosight Software Co., Ltd., Class A Shares	1,870,283
4,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class A Shares	39,198
434,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(d)	2,767,617
2,000	Shanghai International Airport Co., Ltd., Class A Shares*	13,404
17,999	Shanghai International Port Group Co., Ltd., Class A Shares	15,573

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
32,520	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	$29,225
2,200	Shanghai M&G Stationery Inc., Class A Shares	23,483
8,700	Shanghai Pharmaceuticals Holding Co., Ltd., Class A Shares	25,810
16,800	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(d)	33,278
40,200	Shanghai Pudong Development Bank Co., Ltd., Class A Shares	56,352
1,380	Shanghai Putailai New Energy Technology Co., Ltd., Class A Shares	32,648
15,800	Shanghai RAAS Blood Products Co., Ltd., Class A Shares	16,985
3,500	Shanxi Meijin Energy Co., Ltd., Class A Shares*	7,482
9,600	Shanxi Securities Co., Ltd., Class A Shares	9,739
1,540	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A Shares	66,122
2,100	Shenergy Co., Ltd., Class A Shares	2,116
4,400	Shengyi Technology Co., Ltd., Class A Shares	15,996
1,260	Shennan Circuits Co., Ltd., Class A Shares	17,815
48,700	Shenwan Hongyuan Group Co., Ltd., Class A Shares	35,479
1,680	Shenzhen Energy Group Co., Ltd., Class A Shares	2,036
700	Shenzhen Goodix Technology Co., Ltd., Class A Shares	11,285
4,500	Shenzhen Inovance Technology Co., Ltd., Class A Shares	49,428
1,400	Shenzhen Kangtai Biological Products Co., Ltd., Class A Shares*	26,255
1,600	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares	81,590
15,200	Shenzhen Overseas Chinese Town Co., Ltd., Class A Shares	15,898
3,000	Shenzhen Sunway Communication Co., Ltd., Class A Shares	10,473
18,100	Shenzhou International Group Holdings Ltd.	393,121
4,649	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A Shares	12,309
12,000	Shimao Services Holdings Ltd.(a)	27,938
4,000	Sichuan Chuantou Energy Co., Ltd., Class A Shares	7,052
1,200	Sichuan Swellfun Co., Ltd., Class A Shares	21,703
2,000	Silergy Corp.	286,161
3,700	Sinolink Securities Co., Ltd., Class A Shares	6,290
664,572	Sinopharm Group Co., Ltd., Class H Shares(d)	1,705,966
20,000	Sinotruk Hong Kong Ltd.	39,432
840	Skshu Paint Co., Ltd., Class A Shares	18,964
38,000	Smoore International Holdings Ltd.(a)	203,280
1,120	Songcheng Performance Development Co., Ltd., Class A Shares	2,650
56,000	Sunac China Holdings Ltd.	143,006
12,000	Sunac Services Holdings Ltd.(a)	31,201
2,500	Sungrow Power Supply Co., Ltd., Class A Shares	60,848
24,400	Suning.com Co., Ltd., Class A Shares*	19,961
116,500	Sunny Optical Technology Group Co., Ltd.	3,517,294
5,400	Suzhou Dongshan Precision Manufacturing Co., Ltd., Class A Shares	16,055
6,199	Suzhou Gold Mantis Construction Decoration Co., Ltd., Class A Shares	6,817
200	Suzhou Maxwell Technologies Co., Ltd., Class A Shares	24,107
8,274	TAL Education Group, ADR*	44,018
2,100	Tangshan Jidong Cement Co., Ltd., Class A Shares	4,135
6,200	TBEA Co., Ltd., Class A Shares	23,531
18,200	TCL Technology Group Corp., Class A Shares	20,087
360,031	Tencent Holdings Ltd.	22,153,731
14,526	Tencent Music Entertainment Group, ADR*	128,410
1,200	Thunder Software Technology Co., Ltd., Class A Shares	21,939
3,900	Tianjin Zhonghuan Semiconductor Co., Ltd., Class A Shares	32,674
9,900	Tianma Microelectronics Co., Ltd., Class A Shares	21,681
430,000	Tingyi Cayman Islands Holding Corp.	765,400
24,000	Tongcheng-Elong Holdings Ltd.*	55,682
5,900	Tongkun Group Co., Ltd., Class A Shares	21,768
5,400	Tongwei Co., Ltd., Class A Shares	51,078
400	Topchoice Medical Corp., Class A Shares*	14,556
881,000	Topsports International Holdings Ltd., (Restricted, cost — $1,011,427, acquired 3/24/20)(a)(b)	1,161,403

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
3,700	Transfar Zhilian Co., Ltd., Class A Shares	$4,983
20,000	TravelSky Technology Ltd., Class H Shares(d)	37,486
11,044	Trip.com Group Ltd., ADR*	336,732
10,000	Tsingtao Brewery Co., Ltd., Class H Shares(d)	81,844
700	Unigroup Guoxin Microelectronics Co., Ltd., Class A Shares	24,258
37,000	Uni-President China Holdings Ltd.	34,980
760	Unisplendour Corp., Ltd., Class A Shares	2,797
2,600	Universal Scientific Industrial Shanghai Co., Ltd., Class A Shares	5,575
1,715	Up Fintech Holding Ltd., ADR*(c)	23,633
4,500	Venus MedTech Hangzhou Inc., Class H Shares*(a)(d)	21,264
9,197	Vipshop Holdings Ltd., ADR*	136,024
1,800	Walvax Biotechnology Co., Ltd., Class A Shares	21,651
4,700	Wanhua Chemical Group Co., Ltd., Class A Shares	77,563
125,000	Want Want China Holdings Ltd.	84,970
1,280	Weibo Corp., ADR*(c)	64,666
5,300	Weichai Power Co., Ltd., Class A Shares	16,469
401,200	Weichai Power Co., Ltd., Class H Shares(c)(d)	1,011,225
1,900	Weihai Guangwei Composites Co., Ltd., Class A Shares	21,495
40,000	Weimob Inc.*(a)	58,247
14,040	Wens Foodstuffs Group Co., Ltd., Class A Shares	28,267
11,400	Western Securities Co., Ltd., Class A Shares	14,407
1,200	Will Semiconductor Co., Ltd., Class A Shares	44,927
1,600	Wingtech Technology Co., Ltd., Class A Shares	29,430
8,200	Wuchan Zhongda Group Co., Ltd., Class A Shares	7,731
1,120	Wuhan Guide Infrared Co., Ltd., Class A Shares	4,746
3,900	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A Shares	10,329
5,300	Wuliangye Yibin Co., Ltd., Class A Shares	165,554
7,260	WUS Printed Circuit Kunshan Co., Ltd., Class A Shares	12,579
3,864	WuXi AppTec Co., Ltd., Class A Shares	79,486
6,648	WuXi AppTec Co., Ltd., Class H Shares(a)(d)	132,402
143,000	Wuxi Biologics Cayman Inc., (Restricted, cost — $623,493, acquired 11/26/19)*(a)(b)	2,211,038
157,900	Wuxi Lead Intelligent Equipment Co., Ltd., Class A Shares	1,816,814
500	Wuxi Shangji Automation Co., Ltd., Class A Shares	25,021
5,000	Xiamen Tungsten Co., Ltd., Class A Shares	23,753
306,000	Xiaomi Corp., Class B Shares*(a)	982,119
10,200	Xinjiang Goldwind Science & Technology Co., Ltd., Class A Shares	23,061
16,982	Xinjiang Goldwind Science & Technology Co., Ltd., Class H Shares(d)	32,458
872,000	Xinyi Solar Holdings Ltd.	2,103,996
8,250	XPeng Inc., Class A Shares, ADR*(c)	350,625
28,000	Yadea Group Holdings., Ltd.(a)	49,682
38,000	Yanzhou Coal Mining Co., Ltd., Class H Shares(d)	66,302
1,050	Yealink Network Technology Corp., Ltd., Class A Shares	13,984
147,684	Yifeng Pharmacy Chain Co., Ltd., Class A Shares	1,186,224
9,000	Yihai International Holding Ltd.*(c)	48,556
1,800	Yihai Kerry Arawana Holdings Co., Ltd., Class A Shares	18,835
12,500	Yonghui Superstores Co., Ltd., Class A Shares	7,376
5,330	Yonyou Network Technology Co., Ltd., Class A Shares	27,712
29,266	Yum China Holdings Inc.	1,801,615
4,160	Yunda Holding Co., Ltd., Class A Shares	9,926
1,400	Yunnan Baiyao Group Co., Ltd., Class A Shares	19,232
1,300	Yunnan Energy New Material Co., Ltd., Class A Shares	56,673
7,984	Zai Lab Ltd., ADR*	1,153,688
800	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A Shares	42,981
27,000	Zhaojin Mining Industry Co., Ltd., Class H Shares(d)	22,146
14,520	Zhejiang Century Huatong Group Co., Ltd., Class A Shares*	14,045
4,800	Zhejiang Chint Electrics Co., Ltd., Class A Shares	46,749

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.3% — (continued)
6,400	Zhejiang Dahua Technology Co., Ltd., Class A Shares	$22,808
1,300	Zhejiang Dingli Machinery Co., Ltd., Class A Shares	14,138
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(d)	31,562
4,400	Zhejiang Huahai Pharmaceutical Co., Ltd., Class A Shares	10,925
1,660	Zhejiang Huayou Cobalt Co., Ltd., Class A Shares	36,141
7,900	Zhejiang Longsheng Group Co., Ltd., Class A Shares	16,534
6,000	Zhejiang NHU Co., Ltd., Class A Shares	26,718
9,100	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A Shares	35,516
3,700	Zhejiang Satellite Petrochemical Co., Ltd., Class A Shares	23,994
44,000	Zhenro Properties Group Ltd.	25,670
7,900	Zheshang Securities Co., Ltd., Class A Shares*	15,145
10,000	ZhongAn Online P&C Insurance Co., Ltd., Class H Shares*(a)(d)	48,655
11,600	Zhongjin Gold Corp., Ltd., Class A Shares	15,778
13,000	Zhongsheng Group Holdings Ltd.	108,387
10,900	Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares*(d)	65,698
30,500	Zijin Mining Group Co., Ltd., Class A Shares	52,251
122,000	Zijin Mining Group Co., Ltd., Class H Shares(d)	172,615
13,200	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class A Shares	16,097
29,200	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class H Shares(d)	27,761
6,400	ZTE Corp., Class A Shares	32,928
19,000	ZTE Corp., Class H Shares(d)	66,589
9,753	ZTO Express Cayman Inc., ADR(c)	275,132

	Total China	148,209,815

Colombia — 0.0%
4,158	Bancolombia SA	34,276
101,878	Ecopetrol SA	71,439
7,067	Grupo de Inversiones Suramericana SA	35,999
11,971	Interconexion Electrica SA ESP	72,096

	Total Colombia	213,810

Cyprus — 0.4%
25,008	TCS Group Holding PLC, GDR	2,206,864
2,605	TCS Group Holdings PLC, Class Registered Shares, GDR	231,052

	Total Cyprus	2,437,916

Czech Republic — 0.0%
3,761	CEZ AS	118,468
1,684	Komercní Banka AS*	64,744
9,582	Moneta Money Bank AS*(a)	38,841

	Total Czech Republic	222,053

Egypt — 0.6%
1,829,004	Cleopatra Hospital*	542,876
735,974	Commercial International Bank Egypt SAE, Class Registered Shares, GDR*	2,137,437
69,526	Commercial International Bank Egypt SAE, GDR*	204,620
22,745	Eastern Co. SAE	17,023
405,047	Fawry for Banking & Payment Technology Services SAE*	430,776
316,000	Juhayna Food Industries*	110,506

	Total Egypt	3,443,238

Georgia — 0.3%
51,700	Bank of Georgia Group PLC*	1,187,396
32,700	Georgia Capital PLC*	280,586

	Total Georgia	1,467,982

Germany — 0.5%
17,640	Delivery Hero SE, (Restricted, cost — $663,915, acquired 2/26/19)*(a)(b)	2,552,930

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Greece — 0.2%
48,512	Alpha Services & Holdings SA*	$67,389
53,636	Eurobank Ergasias Services & Holdings SA*	51,137
1,594	FF Group*#(e)(f)	19
5,034	Hellenic Telecommunications Organization SA	99,106
2,114	JUMBO SA	33,233
54,881	OPAP SA	860,876

	Total Greece	1,111,760

Hong Kong — 2.7%
312,600	AIA Group Ltd.	3,731,317
786,000	Alibaba Health Information Technology Ltd.*	1,288,060
250,000	Alibaba Pictures Group Ltd.*	26,643
71,400	ASM Pacific Technology Ltd.	847,622
11,000	Beijing Enterprises Holdings Ltd.	37,918
74,000	Beijing Enterprises Water Group Ltd.*	30,514
92,000	Bosideng International Holdings Ltd.	75,131
925,000	Brilliance China Automotive Holdings Ltd.*(e)(f)	868,210
700	Brilliance China Automotive Holdings Ltd., ADR*	2,702
1,351,000	China Education Group Holdings Ltd., (Restricted, cost — $2,021,628, acquired 3/22/19)(b)	2,548,189
67,888	China Everbright Environment Group Ltd.	46,942
24,000	China Everbright Ltd.	30,125
773,000	China Gas Holdings Ltd.	2,240,114
156,000	China Jinmao Holdings Group Ltd.	50,603
67,000	China Mengniu Dairy Co., Ltd.*	402,863
39,538	China Merchants Port Holdings Co., Ltd.	66,516
83,500	China Overseas Land & Investment Ltd.	191,814
20,000	China Overseas Property Holdings Ltd.	17,065
92,000	China Power International Development Ltd.	37,109
32,000	China Resources Beer Holdings Co., Ltd.	263,142
54,000	China Resources Cement Holdings Ltd.	53,002
20,000	China Resources Gas Group Ltd.	121,392
70,000	China Resources Land Ltd.	260,011
38,000	China Resources Power Holdings Co., Ltd.	93,450
36,000	China State Construction International Holdings Ltd.	29,155
35,800	China Taiping Insurance Holdings Co., Ltd.	52,238
72,000	China Traditional Chinese Medicine Holdings Co., Ltd.*	34,207
324,000	China Youzan Ltd.*	45,269
46,000	COSCO SHIPPING Ports Ltd.	38,248
46,000	Far East Horizon Ltd.	52,299
130,000	Geely Automobile Holdings Ltd.	468,495
60,000	Guangdong Investment Ltd.	83,222
13,300	Hopson Development Holdings Ltd.	51,777
20,000	Huabao International Holdings Ltd.*	47,779
1,788	Hutchmed China Ltd., ADR*(c)	72,164
17,500	Kingboard Holdings Ltd.	85,945
20,500	Kingboard Laminates Holdings Ltd.	40,226
84,000	Kunlun Energy Co., Ltd.	88,858
11,000	Lee & Man Paper Manufacturing Ltd.	9,647
38,000	Nine Dragons Paper Holdings Ltd.	51,850
26,000	Shenzhen International Holdings Ltd.	33,906
80,000	Shenzhen Investment Ltd.	23,741
23,500	Shimao Group Holdings Ltd.	48,549
226,750	Sino Biopharmaceutical Ltd.	189,564
50,000	SSY Group Ltd.	30,984
26,500	Sun Art Retail Group Ltd.	16,038
4,000	Vinda International Holdings Ltd.	11,773

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Hong Kong — 2.7% — (continued)
28,000	Wharf Holdings Ltd.	$94,616
12,800	Yuexiu Property Co., Ltd.	12,002

	Total Hong Kong	15,043,006

Hungary — 1.5%
9,056	MOL Hungarian Oil & Gas PLC	74,261
139,206	OTP Bank Nyrt*	8,405,292
2,785	Richter Gedeon Nyrt	83,473

	Total Hungary	8,563,026

India — 11.6%
1,964	ACC Ltd.	64,741
5,607	Adani Enterprises Ltd.	121,427
8,561	Adani Green Energy Ltd.*	124,787
9,661	Adani Ports & Special Economic Zone Ltd.	98,729
6,707	Adani Total Gas Ltd.	133,405
5,953	Adani Transmission Ltd.*	128,826
13,286	Ambuja Cements Ltd.	76,787
1,855	Apollo Hospitals Enterprise Ltd.	126,256
81,999	Asian Paints Ltd.	3,598,246
5,958	Aurobindo Pharma Ltd.	59,374
3,778	Avenue Supermarts Ltd., Class A Shares*(a)	204,365
190,201	Axis Bank Ltd.*	2,045,050
13,638	Bajaj Auto Ltd.	697,743
5,671	Bajaj Finance Ltd.	583,819
899	Bajaj Finserv Ltd.	210,148
2,275	Balkrishna Industries Ltd.	71,555
13,938	Bandhan Bank Ltd.(a)	54,223
6,522	Berger Paints India Ltd.	73,292
25,719	Bharat Electronics Ltd.	65,447
6,110	Bharat Forge Ltd.	64,022
137,944	Bharat Petroleum Corp., Ltd.	891,218
53,731	Bharti Airtel Ltd.*	486,569
8,802	Biocon Ltd.*	43,166
2,219	Britannia Industries Ltd.	121,133
142,290	Cholamandalam Investment & Finance Co., Ltd.	1,076,104
11,079	Cipla Ltd.	143,960
407,974	Coal India Ltd.	814,312
3,227	Colgate-Palmolive India Ltd.	74,549
6,095	Container Corp. Of India Ltd.	56,818
10,469	Dabur India Ltd.	88,971
2,812	Divi’s Laboratories Ltd.	198,951
16,810	DLF Ltd.	73,597
2,413	Dr Reddy’s Laboratories Ltd.	155,715
2,834	Eicher Motors Ltd.	103,706
34,196	GAIL India Ltd.	68,461
7,137	Godrej Consumer Products Ltd.*	107,581
6,335	Grasim Industries Ltd.	129,976
5,321	Havells India Ltd.	91,660
23,503	HCL Technologies Ltd.	379,284
1,229	HDFC Asset Management Co., Ltd.(a)	51,740
120,780	HDFC Bank Ltd.	2,612,757
70,456	HDFC Bank Ltd., ADR	5,517,409
18,294	HDFC Life Insurance Co., Ltd.(a)	179,751
17,144	Hero MotoCorp Ltd.	644,378
33,072	Hindalco Industries Ltd.	212,289
17,094	Hindustan Petroleum Corp., Ltd.	62,384

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 11.6% — (continued)
17,166	Hindustan Unilever Ltd.	$640,131
36,905	Housing Development Finance Corp., Ltd.	1,410,578
110,513	ICICI Bank Ltd.	1,085,520
196,166	ICICI Bank Ltd., ADR(c)	3,848,777
5,614	ICICI Lombard General Insurance Co., Ltd.(a)	123,063
6,447	ICICI Prudential Life Insurance Co., Ltd.(a)	58,118
34,476	Indian Oil Corp., Ltd.	52,336
5,863	Indraprastha Gas Ltd.	43,833
368,093	Indus Towers Ltd.	1,082,250
1,743	Info Edge India Ltd.	147,708
73,328	Infosys Ltd.	1,722,625
1,670	InterGlobe Aviation Ltd.*(a)	43,647
1,817	Ipca Laboratories Ltd.	64,779
62,052	ITC Ltd.	179,366
17,890	JSW Steel Ltd.	168,050
1,567	Jubilant Foodworks Ltd.	85,686
67,370	Kotak Mahindra Bank Ltd.	1,612,562
914	Larsen & Toubro Infotech Ltd.(a)	66,770
13,778	Larsen & Toubro Ltd.	315,211
335,915	Lemon Tree Hotels Ltd., (Restricted, cost — $258,326, acquired 8/29/19)*(a)(b)	176,909
5,356	Lupin Ltd.	70,035
19,302	Mahindra & Mahindra Ltd.	209,602
12,963	Marico Ltd.	96,877
29,159	Maruti Suzuki India Ltd.	2,729,829
28,021	Motherson Sumi Systems Ltd.*	83,998
50	MRF Ltd.	54,499
3,147	Muthoot Finance Ltd.	65,279
769	Nestle India Ltd.	205,424
94,057	NTPC Ltd.	149,213
73,240	Oberoi Realty Ltd.*	712,453
535,504	Oil & Natural Gas Corp., Ltd.	880,927
111	Page Industries Ltd.	47,686
56,733	Petronet LNG Ltd.	177,090
57,000	Phoenix Mills Ltd.*	676,073
2,182	PI Industries Ltd.	101,970
3,010	Pidilite Industries Ltd.	94,020
2,673	Piramal Enterprises Ltd.	95,362
68,288	Power Grid Corp. of India Ltd.	164,004
13,216	REC Ltd.	27,471
286,326	Reliance Industries Ltd.	8,794,000
3,547	SBI Cards & Payment Services Ltd.*	55,614
10,061	SBI Life Insurance Co., Ltd.(a)	164,183
257	Shree Cement Ltd.	99,443
4,001	Shriram Transport Finance Co., Ltd.	73,818
2,065	Siemens Ltd.	64,202
38,438	State Bank of India	223,857
17,435	Sun Pharmaceutical Industries Ltd.	189,841
36,776	Tata Consultancy Services Ltd.	1,912,732
13,065	Tata Consumer Products Ltd.	155,093
35,565	Tata Motors Ltd.*	139,796
13,401	Tata Steel Ltd.	265,026
13,845	Tech Mahindra Ltd.	274,830
208,384	Titan Co., Ltd.	5,476,047
929	Torrent Pharmaceuticals Ltd.	39,467
4,476	Trent Ltd.	61,425
26,187	UltraTech Cement Ltd.	2,807,259

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 11.6% — (continued)
5,897	United Spirits Ltd.*	$57,654
149,104	UPL Ltd.	1,510,838
24,221	Vedanta Ltd.	100,480
29,150	Wipro Ltd.	255,741
241,179	Yes Bank Ltd.*(e)	35,665

	Total India	65,315,423

Indonesia — 2.0%
299,900	Adaro Energy Tbk PT	26,429
197,700	Aneka Tambang Tbk	33,091
2,745,600	Astra International Tbk PT	1,004,473
6,320,000	Bank BTPN Syariah Tbk PT	1,239,547
226,700	Bank Central Asia Tbk PT	520,409
4,298,724	Bank Mandiri Persero Tbk PT	1,833,710
151,100	Bank Negara Indonesia Persero Tbk PT	57,100
9,614,300	Bank Rakyat Indonesia Persero Tbk PT	2,642,746
430,400	Barito Pacific Tbk PT	32,050
174,600	Charoen Pokphand Indonesia Tbk PT	78,143
14,300	Gudang Garam Tbk PT	33,101
39,700	Indah Kiat Pulp & Paper Tbk PT	21,951
34,200	Indocement Tunggal Prakarsa Tbk PT	26,888
69,500	Indofood CBP Sukses Makmur Tbk PT*	41,002
90,400	Indofood Sukses Makmur Tbk PT*	39,074
492,600	Kalbe Farma Tbk PT	46,388
220,500	Merdeka Copper Gold Tbk PT*	43,476
505,900	Sarana Menara Nusantara Tbk PT	47,448
69,600	Semen Indonesia Persero Tbk PT	45,046
6,283,787	Telkom Indonesia Persero Tbk PT	1,495,439
83,185	Telkom Indonesia Persero Tbk PT, ADR	1,978,971
146,000	Tower Bersama Infrastructure Tbk PT	31,970
190,000	Unilever Indonesia Tbk PT	53,727
38,900	United Tractors Tbk PT	54,575

	Total Indonesia	11,426,754

Kazakhstan — 0.3%
12,470	Kaspi.KZ JSC, (Restricted, cost — $420,863, acquired 10/15/20), GDR(b)	1,429,333
840	Kaspi.KZ JSC, GDR(a)(f)	96,096

	Total Kazakhstan	1,525,429

Kenya — 0.0%
624,800	Safaricom PLC	240,845

Kuwait — 0.3%
28,173	Agility Public Warehousing Co., KSC	93,306
26,304	Boubyan Bank KSCP*	68,485
44,000	Humansoft Holding Co. KSC	497,916
99,763	Kuwait Finance House KSCP	274,061
12,432	Mabanee Co., KPSC	31,912
46,291	Mobile Telecommunications Co., KSCP	94,060
142,349	National Bank of Kuwait SAKP	443,066

	Total Kuwait	1,502,806

Luxembourg — 0.0%
2,843	Reinet Investments SCA*	55,107

Malaysia — 0.4%
46,100	AMMB Holdings Bhd*	33,648
59,300	Axiata Group Bhd	59,168

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Malaysia — 0.4% — (continued)
133,707	CIMB Group Holdings Bhd	$157,840
85,400	Dialog Group Bhd	54,713
60,900	DiGi.Com Bhd	64,485
3,000	Fraser & Neave Holdings Bhd	20,123
42,700	Genting Bhd	51,898
80,300	Genting Malaysia Bhd	57,389
20,100	HAP Seng Consolidated Bhd	41,125
39,400	Hartalega Holdings Bhd	69,987
15,800	Hong Leong Bank Bhd	72,926
2,900	Hong Leong Financial Group Bhd	12,708
36,300	IHH Healthcare Bhd	55,870
56,900	IOI Corp. Bhd	56,408
21,300	Kossan Rubber Industries	15,906
5,500	Kuala Lumpur Kepong Bhd	28,244
91,809	Malayan Banking Bhd	185,643
25,900	Malaysia Airports Holdings Bhd*	41,273
57,900	Maxis Bhd	65,360
34,300	MISC Bhd	59,485
1,600	Nestle Malaysia Bhd	51,851
47,200	Petronas Chemicals Group Bhd	94,346
3,600	Petronas Dagangan Bhd	17,298
18,400	Petronas Gas Bhd	74,353
12,800	PPB Group Bhd	57,129
75,000	Press Metal Aluminium Holdings Bhd	97,649
318,400	Public Bank Bhd	320,118
31,500	QL Resources Bhd	42,152
37,800	RHB Bank Bhd	50,874
77,200	Sime Darby Bhd	43,859
28,400	Sime Darby Plantation Bhd	27,605
24,660	Supermax Corp. Bhd	19,567
31,400	Telekom Malaysia Bhd	46,153
52,800	Tenaga Nasional Bhd	132,916
123,200	Top Glove Corp. Bhd	118,524
13,800	Westports Holdings Bhd	14,589

	Total Malaysia	2,413,182

Mexico — 2.4%
118,593	America Movil SAB de CV, Class L Shares, ADR	2,319,679
758,366	America Movil SAB de CV, Series L	743,453
7,586	Arca Continental SAB de CV	48,862
15,467	Becle SAB de CV	39,667
318,068	Cemex SAB de CV, Class Preferred Shares*	262,563
12,281	Coca-Cola Femsa SAB de CV	71,191
76,190	Fibra Uno Administracion SA de CV, REIT	85,882
42,903	Fomento Economico Mexicano SAB de CV	372,767
3,623	Gruma SAB de CV, Class B Shares	41,272
8,082	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares*	94,103
4,684	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	83,790
33,100	Grupo Bimbo SAB de CV, Series A	83,587
12,114	Grupo Carso SAB de CV, Series A1	41,387
277,093	Grupo Financiero Banorte SAB de CV, Class O Shares	1,828,942
48,261	Grupo Financiero Inbursa SAB de CV, Class O Shares*	46,375
344,630	Grupo México SAB de CV, Series B	1,597,811
52,398	Grupo Televisa SAB	138,007
2,464	Industrias Peñoles SAB de CV*	34,732
512,040	Kimberly-Clark de México SAB de CV, Class A Shares	908,596

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Mexico — 2.4% — (continued)
7,978	Megacable Holdings SAB de CV	$27,813
475,746	Orbia Advance Corp. SAB de CV	1,359,379
3,707	Promotora y Operadora de Infraestructura SAB de CV	27,685
205,681	Qualitas Controladora SAB de CV	973,057
254,100	Regional SAB de CV	1,556,864
29,228	Telesites SAB de CV*	26,791
115,659	Wal-Mart de Mexico SAB de CV	410,408

	Total Mexico	13,224,663

Netherlands — 1.2%
78,813	Prosus NV*	6,996,857

Pakistan — 0.0%
21,800	Habib Bank Ltd.	16,329
4,036	Lucky Cement Ltd.*	20,064
822	MCB Bank Ltd.	810

	Total Pakistan	37,203

Peru — 0.3%
4,824	Cia de Minas Buenaventura SAA, ADR*	36,180
13,920	Credicorp Ltd.*	1,484,290
1,829	Southern Copper Corp.	114,477

	Total Peru	1,634,947

Philippines — 0.8%
43,280	Aboitiz Equity Ventures Inc.	37,518
6,660	Ayala Corp.	106,348
166,460	Ayala Land Inc.	113,216
34,918	Bank of the Philippine Islands	58,531
45,844	BDO Unibank Inc.	101,469
5,586,900	Bloomberry Resorts Corp.*	667,875
620	Globe Telecom Inc.	33,963
2,800	GT Capital Holdings Inc.	30,405
588,870	International Container Terminal Services Inc.	2,204,294
67,856	JG Summit Holdings Inc.	88,816
9,470	Jollibee Foods Corp.	38,499
6,170	Manila Electric Co.	35,034
109,500	Metro Pacific Investments Corp.	8,494
31,956	Metropolitan Bank & Trust Co.	29,087
1,505	PLDT Inc.	44,438
620,590	Robinsons Retail Holdings Inc.	637,592
5,930	SM Investments Corp.	120,453
209,900	SM Prime Holdings Inc.	143,666
22,540	Universal Robina Corp.	68,450

	Total Philippines	4,568,148

Poland — 0.4%
8,535	Allegro.eu SA*(a)	158,011
3,979	Bank Polska Kasa Opieki SA*	111,271
1,614	CD Projekt SA(c)	71,512
6,856	Cyfrowy Polsat SA	65,422
836	Dino Polska SA*(a)	70,756
41,100	InPost SA*	802,724
3,033	KGHM Polska Miedz SA	141,796
24	LPP SA	87,387
9,733	Orange Polska SA*	21,038
13,221	PGE Polska Grupa Energetyczna SA*	34,800
7,141	Polski Koncern Naftowy ORLEN SA	138,982

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Poland — 0.4% — (continued)
38,865	Polskie Gornictwo Naftowe i Gazownictwo SA	$63,909
18,828	Powszechna Kasa Oszczednosci Bank Polski SA*	206,646
13,963	Powszechny Zaklad Ubezpieczen SA*	147,892
646	Santander Bank Polska SA*	50,888

	Total Poland	2,173,034

Portugal — 0.2%
127,183	Galp Energia SGPS SA	1,303,528

Qatar — 0.2%
58,133	Barwa Real Estate Co.	48,340
56,283	Commercial Bank PSQC	92,237
31,452	Industries Qatar QSC	109,393
68,894	Masraf Al Rayan QSC	84,990
85,967	Mesaieed Petrochemical Holding Co.	46,560
13,747	Ooredoo QPSC	25,719
12,424	Qatar Electricity & Water Co. QSC	55,850
10,432	Qatar Fuel QSC	51,757
50,244	Qatar Gas Transport Co., Ltd.	42,135
16,205	Qatar International Islamic Bank QSC	42,127
20,139	Qatar Islamic Bank SAQ	99,896
98,858	Qatar National Bank QPSC	513,320

	Total Qatar	1,212,324

Romania — 0.0%
9,224	NEPI Rockcastle PLC	66,600

Russia — 4.7%
595,118	Alrosa PJSC	1,184,785
432,100	Detsky Mir PJSC, (Restricted, cost — $697,226, acquired 10/15/20)(a)(b)	818,469
153,000	Fix Price Group Ltd., (Restricted, cost — $1,473,726, acquired 3/5/21), GDR*(b)	1,428,255
255,840	Gazprom PJSC	1,068,802
169,369	Gazprom PJSC, ADR	1,406,440
885,983	Inter RAO UES PJSC	55,825
8,996	Lukoil PJSC	769,142
58,144	Lukoil PJSC, ADR	4,973,305
7,104	Magnit PJSC, Class Registered Shares, GDR	107,846
2,330	Mail.Ru Group Ltd., GDR*	47,090
1,332	MMC Norilsk Nickel PJSC	437,492
194,783	Mobile TeleSystems PJSC, ADR	1,827,065
27,471	Moscow Exchange MICEX-RTS PJSC	68,753
1,943	Novatek PJSC, Class Registered Shares, GDR	460,215
29,577	Novolipetsk Steel PJSC	99,697
894	Ozon Holdings PLC, ADR*	46,860
2,783	PhosAgro PJSC, Class Registered Shares, GDR	54,837
7,431	Polymetal International PLC	148,676
740	Polyus PJSC	133,429
25,771	Rosneft Oil Co. PJSC	187,875
870,397	Sberbank of Russia PJSC	3,908,951
235,219	Sberbank of Russia PJSC, ADR	4,202,350
5,352	Severstal PAO	125,594
235,623	Surgutneftegas PJSC	113,994
31,567	Tatneft PJSC	208,821
60,086,472	VTB Bank PJSC	43,443
5,549	X5 Retail Group NV, Class Registered Shares, GDR	184,211
24,755	X5 Retail Group NV, GDR	820,133

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Russia — 4.7% — (continued)
20,184	Yandex NV, Class A Shares*	$1,547,737

	Total Russia	26,480,092

Saudi Arabia — 1.0%
584	Abdullah Al Othaim Markets Co.	17,937
2,938	Advanced Petrochemical Co.	56,111
25,805	Al Rajhi Bank	832,445
23,349	Alinma Bank	142,546
6,060	Almarai Co. JSC	93,704
14,805	Arab National Bank	90,312
7,275	Bank AlBilad*	82,915
7,192	Bank Al-Jazira	35,518
12,740	Banque Saudi Fransi	137,595
877	Bupa Arabia for Cooperative Insurance Co.	39,050
1,797	Co. for Cooperative Insurance	43,835
5,741	Dar Al Arkan Real Estate Development Co.*	15,612
944	Dr Sulaiman Al Habib Medical Services Group Co.	46,207
3,935	Emaar Economic City*	13,405
8,287	Etihad Etisalat Co.	70,751
1,138	Jarir Marketing Co.	65,716
12,541	Mobile Telecommunications Co.*	48,418
1,161	Mouwasat Medical Services Co.	60,669
9,889	National Industrialization Co.*	55,045
1,719	National Petrochemical Co.	21,770
6,566	Rabigh Refining & Petrochemical Co.*	43,093
29,590	Riyad Bank	212,205
4,953	SABIC Agri-Nutrients Co.	165,590
5,198	Sahara International Petrochemical Co.	46,169
10,443	Saudi Arabian Mining Co.*	202,678
44,626	Saudi Arabian Oil Co.(a)	418,219
19,764	Saudi Basic Industries Corp.	648,086
16,613	Saudi British Bank	152,577
2,168	Saudi Cement Co.	36,239
18,903	Saudi Electricity Co.	137,583
6,611	Saudi Industrial Investment Group	63,275
15,381	Saudi Kayan Petrochemical Co.*	76,361
47,292	Saudi National Bank	766,594
12,344	Saudi Telecom Co.	444,223
5,902	Savola Group	63,197
6,603	Yanbu National Petrochemical Co.	119,353

	Total Saudi Arabia	5,565,003

Singapore — 1.0%
3,600	BOC Aviation Ltd.(a)	26,977
1,271	JOYY Inc., ADR(c)	80,454
16,647	Sea Ltd., ADR*	5,632,013

	Total Singapore	5,739,444

South Africa — 2.4%
15,861	Absa Group Ltd.*	172,157
1,957	African Rainbow Minerals Ltd.	35,076
1,188	Anglo American Platinum Ltd.	135,615
9,328	AngloGold Ashanti Ltd.	158,555
7,696	Aspen Pharmacare Holdings Ltd.*	103,898
7,144	Bid Corp., Ltd.*	157,319
92,678	Bidvest Group Ltd.	1,307,956
1,799	Capitec Bank Holdings Ltd.	235,083

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Africa — 2.4% — (continued)
5,665	Clicks Group Ltd.	$117,995
10,460	Discovery Ltd.*	92,977
5,384	Exxaro Resources Ltd.	68,354
105,457	FirstRand Ltd.	449,322
17,542	Gold Fields Ltd.	167,101
79,517	Growthpoint Properties Ltd., REIT	84,758
14,005	Harmony Gold Mining Co., Ltd.	51,850
17,405	Impala Platinum Holdings Ltd.	266,666
1,245	Kumba Iron Ore Ltd.	56,183
630,772	Life Healthcare Group Holdings Ltd.*	1,075,573
5,962	Mr Price Group Ltd.	89,837
37,356	MTN Group Ltd.*	343,770
7,193	MultiChoice Group	56,898
4,703	Naspers Ltd., Class N Shares	806,807
149,283	Nedbank Group Ltd.*	1,898,608
8,443	Northam Platinum Ltd.*	116,163
109,246	Old Mutual Ltd.	115,455
18,253	Rand Merchant Investment Holdings Ltd.	39,809
10,942	Remgro Ltd.	90,997
221,504	Sanlam Ltd.	985,114
12,407	Sasol Ltd.*	191,214
10,563	Shoprite Holdings Ltd.	133,672
61,397	Sibanye Stillwater Ltd.	251,343
3,447	SPAR Group Ltd.	49,376
120,638	Standard Bank Group Ltd.	1,235,047
4,420	Tiger Brands Ltd.	56,580
419,173	Transaction Capital Ltd.	1,096,691
90,938	Vodacom Group Ltd.	898,968
20,440	Woolworths Holdings Ltd.*	89,590

	Total South Africa	13,282,377

South Korea — 12.8%
471	Alteogen Inc.*	34,441
709	Amorepacific Corp.	138,973
638	AMOREPACIFIC Group	31,762
233	BGF retail Co., Ltd.	35,838
1,825	Celltrion Healthcare Co., Ltd.*	194,351
2,041	Celltrion Inc.*	514,653
413	Celltrion Pharm Inc.*	61,491
1,194	Cheil Worldwide Inc.	23,732
160	CJ CheilJedang Corp.	62,488
243	CJ Corp.	21,199
153	CJ ENM Co., Ltd.	20,198
135	CJ Logistics Corp.*	19,894
22,185	Coway Co., Ltd.	1,495,529
1,186	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	28,563
962	DB Insurance Co., Ltd.	48,614
1,233	Doosan Bobcat Inc.*	45,824
14,660	Doosan Fuel Cell Co., Ltd.*	691,865
6,118	Doosan Heavy Industries & Construction Co., Ltd.*	110,061
216	Douzone Bizon Co., Ltd.	15,838
235	Ecopro BM Co., Ltd.*	64,970
446	E-MART Inc.	68,671
831	Fila Holdings Corp.	32,060
127	Green Cross Corp.	42,101
1,204	GS Engineering & Construction Corp.	46,242

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 12.8% — (continued)
1,234	GS Holdings Corp.	$44,959
6,517	Hana Financial Group Inc.	252,443
1,886	Hankook Tire & Technology Co., Ltd.	75,666
115	Hanmi Pharm Co., Ltd.	30,615
3,831	Hanon Systems	54,210
2,437	Hanwha Solutions Corp.*	85,480
1,826	HLB Inc.*	87,192
5,668	HMM Co., Ltd.*	204,723
672	Hotel Shilla Co., Ltd.	51,934
299	HYBE Co., Ltd.*	74,500
1,329	Hyundai Engineering & Construction Co., Ltd.	63,404
434	Hyundai Glovis Co., Ltd.	72,362
1,100	Hyundai Heavy Industries Holdings Co., Ltd.	61,813
7,334	Hyundai Mobis Co., Ltd.	1,751,163
3,027	Hyundai Motor Co.	553,109
1,832	Hyundai Steel Co.	80,085
5,013	Industrial Bank of Korea	44,445
6,660	Kakao Corp.	887,794
1,127	KakaoBank Corp.*	81,591
2,405	Kangwon Land Inc.*	57,335
47,365	KB Financial Group Inc.	2,161,223
5,530	Kia Corp.	404,625
1,943	Korea Aerospace Industries Ltd.	55,056
5,040	Korea Electric Power Corp.	104,155
955	Korea Investment Holdings Co., Ltd.	78,239
890	Korea Shipbuilding & Offshore Engineering Co., Ltd.*	90,623
194	Korea Zinc Co., Ltd.	88,906
3,548	Korean Air Lines Co., Ltd.*	95,430
19,332	KT&G Corp.	1,359,798
408	Kumho Petrochemical Co., Ltd.(c)	68,319
12,798	LG Chem Ltd.	8,364,097
1,886	LG Corp.	154,744
5,648	LG Display Co., Ltd.(c)	99,508
2,329	LG Electronics Inc.	284,345
1,644	LG Household & Health Care Ltd.	2,071,519
336	LG Innotek Co., Ltd.	62,037
4,603	LG Uplus Corp.	55,701
422	Lotte Chemical Corp.	90,822
312	Lotte Shopping Co., Ltd.	28,851
4,055	Meritz Securities Co., Ltd.	18,697
5,758	Mirae Asset Securities Co., Ltd.	43,653
17,999	NAVER Corp.	6,802,324
360	NCSoft Corp.	204,873
529	Netmarble Corp.(a)	58,716
1,507	NH Investment & Securities Co., Ltd.	17,173
640	Orion Corp.	69,717
6,901	Pan Ocean Co., Ltd.	49,296
745	Pearl Abyss Corp.*	60,216
1,631	POSCO	469,092
598	POSCO Chemical Co., Ltd.(c)	79,956
256	S-1 Corp.	18,122
362	Samsung Biologics Co., Ltd.*(a)	300,869
1,837	Samsung C&T Corp.	210,150
1,209	Samsung Electro-Mechanics Co., Ltd.	191,634
366,381	Samsung Electronics Co., Ltd.	24,194,964
3,127	Samsung Engineering Co., Ltd.*	60,040

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 12.8% — (continued)
662	Samsung Fire & Marine Insurance Co., Ltd.	$128,941
9,859	Samsung Heavy Industries Co., Ltd.*	53,465
1,356	Samsung Life Insurance Co., Ltd.	87,028
6,977	Samsung SDI Co., Ltd.	4,752,804
721	Samsung SDS Co., Ltd.	107,051
1,147	Samsung Securities Co., Ltd.	48,772
794	Seegene Inc.	45,025
766	Shin Poong Pharmaceutical Co., Ltd.	46,548
57,758	Shinhan Financial Group Co., Ltd.	1,930,634
131	Shinsegae Inc.	30,353
400	SK Biopharmaceuticals Co., Ltd.*	43,224
381	SK Bioscience Co., Ltd.*	103,066
200	SK Chemicals Co., Ltd.	46,515
74,482	SK Hynix Inc.	6,816,858
305	SK IE Technology Co., Ltd.*(a)	54,610
679	SK Inc.	153,692
1,115	SK Innovation Co., Ltd.*	239,168
17	SK Telecom Co., Ltd.	4,364
436	SKC Co., Ltd.	59,755
1,034	S-Oil Corp.	84,134
11,081	Woori Financial Group Inc.	107,240
938	Yuhan Corp.	50,499

	Total South Korea	72,025,417

Taiwan — 12.2%
12,000	Accton Technology Corp.	121,576
72,000	Acer Inc.	65,431
7,777	Advantech Co., Ltd.	108,437
542,498	ASE Technology Holding Co., Ltd.*	2,503,967
46,000	Asia Cement Corp.	74,485
15,000	Asustek Computer Inc.	175,606
175,000	AU Optronics Corp.	110,804
10,000	Catcher Technology Co., Ltd.	60,336
154,738	Cathay Financial Holding Co., Ltd.	332,461
27,392	Chailease Holding Co., Ltd.	263,501
87,015	Chang Hwa Commercial Bank Ltd.	51,900
31,000	Cheng Shin Rubber Industry Co., Ltd.	41,680
324,000	China Development Financial Holding Corp.	165,877
36,193	China Life Insurance Co., Ltd.	37,710
258,000	China Steel Corp.	354,280
99,000	Chroma ATE Inc.	641,296
77,000	Chunghwa Telecom Co., Ltd.	312,216
68,000	Compal Electronics Inc.	56,185
412,880	CTBC Financial Holding Co., Ltd.	342,883
266,000	Delta Electronics Inc.	2,598,462
264,477	E.Sun Financial Holding Co., Ltd.	254,155
4,100	Eclat Textile Co., Ltd.	82,492
55,478	Evergreen Marine Corp. Taiwan Ltd.	269,409
54,000	Far Eastern New Century Corp.	58,553
35,000	Far EasTone Telecommunications Co., Ltd.	77,947
10,920	Feng TAY Enterprise Co., Ltd.	85,164
227,449	First Financial Holding Co., Ltd.	188,201
74,000	Formosa Chemicals & Fibre Corp.	224,646
28,000	Formosa Petrochemical Corp.	98,693
83,000	Formosa Plastics Corp.	307,365
22,230	Foxconn Technology Co., Ltd.	53,073

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 12.2% — (continued)
140,000	Fubon Financial Holding Co., Ltd.	$428,711
6,000	Giant Manufacturing Co., Ltd.	72,508
182,000	Globalwafers Co., Ltd.	5,706,097
4,422	Hiwin Technologies Corp.	51,983
691,660	Hon Hai Precision Industry Co., Ltd.	2,765,747
6,000	Hotai Motor Co., Ltd.	126,392
186,562	Hua Nan Financial Holdings Co., Ltd.*	140,920
178,000	Innolux Corp.	110,758
49,000	Inventec Corp.	43,017
2,541	Largan Precision Co., Ltd.	245,444
48,264	Lite-On Technology Corp., ADR	106,620
102,000	MediaTek Inc.	3,311,124
242,000	Mega Financial Holding Co., Ltd.	286,871
17,000	Micro-Star International Co., Ltd.	79,968
1,000	momo.com Inc.	62,012
109,000	Nan Ya Plastics Corp.	352,355
6,000	Nan Ya Printed Circuit Board Corp.	91,020
29,000	Nanya Technology Corp.	69,354
3,000	Nien Made Enterprise Co., Ltd.	44,869
122,000	Novatek Microelectronics Corp.	1,968,712
5,000	Oneness Biotech Co., Ltd.*	34,844
43,000	Pegatron Corp.	100,715
4,000	Phison Electronics Corp.	61,425
44,000	Pou Chen Corp.	52,349
8,000	Powertech Technology Inc.	32,474
63,660	Poya International Co., Ltd.	1,162,501
13,539	President Chain Store Corp.*	139,635
430,000	Quanta Computer Inc.	1,217,202
10,000	Realtek Semiconductor Corp.	199,777
24,180	Ruentex Development Co., Ltd.	60,440
73,206	Shanghai Commercial & Savings Bank Ltd.	119,063
252,693	Shin Kong Financial Holding Co., Ltd.	86,658
222,846	SinoPac Financial Holdings Co., Ltd.	114,659
35,700	Synnex Technology International Corp.	69,330
225,811	Taishin Financial Holding Co., Ltd.*	157,723
109,980	Taiwan Cement Corp.	192,511
173,792	Taiwan Cooperative Financial Holding Co., Ltd.	140,314
36,000	Taiwan High Speed Rail Corp.	39,274
29,000	Taiwan Mobile Co., Ltd.	105,912
773,507	Taiwan Semiconductor Manufacturing Co., Ltd.	17,039,572
143,991	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	17,136,369
25,000	Unimicron Technology Corp.	132,362
107,000	Uni-President Enterprises Corp.*	279,390
250,000	United Microelectronics Corp.	566,731
23,000	Vanguard International Semiconductor Corp.	122,799
7,000	Walsin Technology Corp.*	45,472
12,000	Wan Hai Lines Ltd.*	106,329
8,000	Win Semiconductors Corp.	95,237
59,000	Winbond Electronics Corp.	62,539
73,361	Wistron Corp.	72,626
52,000	Wiwynn Corp.	1,821,403
25,760	WPG Holdings Ltd.	45,045
8,188	Yageo Corp.	140,990
35,000	Yang Ming Marine Transport Corp.*	167,918
232,960	Yuanta Financial Holding Co., Ltd.	210,192

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 12.2% — (continued)
14,000	Zhen Ding Technology Holding Ltd.	$50,229

	Total Taiwan	68,365,282

Thailand — 1.0%
28,100	Advanced Info Service PCL, NVDR	163,615
91,100	Airports of Thailand PCL, NVDR	179,813
185,700	Asset World Corp. PCL, NVDR*	24,932
20,800	B Grimm Power PCL, NVDR	29,797
51,800	Bangkok Commercial Asset Mangement PCL, NVDR	29,824
191,100	Bangkok Dusit Medical Services PCL, NVDR	138,435
110,600	Bangkok Expressway & Metro PCL, NVDR	29,620
34,400	Berli Jucker PCL, NVDR	38,588
98,100	BTS Group Holdings PCL, NVDR	28,505
9,500	Bumrungrad Hospital PCL, NVDR	39,113
6,000	Carabao Group PCL,NVDR	26,020
37,000	Central Pattana PCL, NVDR	61,616
33,616	Central Retail Corp. PCL, NVDR	35,672
86,300	Charoen Pokphand Foods PCL, NVDR	72,165
127,100	CP ALL PCL, NVDR	255,773
6,600	Delta Electronics Thailand PCL, NVDR	119,054
4,600	Electricity Generating PCL, NVDR	25,775
37,100	Energy Absolute PCL, NVDR	75,226
17,400	Global Power Synergy PCL, NVDR	44,890
64,600	Gulf Energy Development PCL, NVDR	83,469
137,900	Home Product Center PCL, NVDR	61,027
31,100	Indorama Ventures PCL, NVDR	42,087
18,950	Intouch Holdings PCL, NVDR	50,239
240,500	Kasikornbank PCL	910,296
60,700	Krung Thai Bank PCL, NVDR	21,057
22,200	Krungthai Card PCL, NVDR	45,481
56,500	Land and Houses PCL, NVDR	14,256
60,300	Minor International PCL, NVDR*	61,123
19,800	Muangthai Capital PCL, NVDR	39,645
22,800	Osotspa PCL, NVDR	25,770
28,100	PTT Exploration & Production PCL, NVDR	96,763
54,100	PTT Global Chemical PCL, NVDR	107,025
60,000	PTT Oil & Retail Business PCL, NVDR	56,190
212,500	PTT PCL, NVDR	251,131
21,400	Ratch Group PCL, NVDR	31,362
24,300	SCG Packaging PCL, NVDR	52,664
115,800	Siam Cement PCL, Class Registered Shares	1,543,282
16,900	Siam Cement PCL, NVDR	225,072
20,000	Siam Commercial Bank PCL, NVDR	65,911
21,600	Sri Trang Gloves Thailand PCL, NVDR(c)	24,763
20,800	Srisawad Corp. PCL, NVDR	46,170
24,300	Thai Oil PCL, NVDR	37,329
51,000	Thai Union Group PCL, NVDR	31,433
336,600	True Corp. PCL, NVDR(c)	34,602

	Total Thailand	5,376,580

Turkey — 0.6%
123,590	Agesa Hayat ve Emeklilik AS	276,974
61,436	Akbank TAS	43,298
17,844	Aselsan Elektronik Sanayi Ve Ticaret AS	33,864
11,261	BIM Birlesik Magazalar AS	97,280
28,391	Eregli Demir ve Celik Fabrikalari TAS	64,129
601	Ford Otomotiv Sanayi AS	12,427

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Turkey — 0.6% — (continued)
10,393	KOC Holding AS	$28,781
411,440	MLP Saglik Hizmetleri AS, (Restricted, cost — $828,538, acquired 4/15/20), Class B Shares*(a)(b)	1,254,497
458,820	Sok Marketler Ticaret AS	681,276
132,020	Tofas Turk Otomobil Fabrikasi AS	662,624
25,061	Turkcell Iletisim Hizmetleri AS	49,370
49,356	Türkiye Garanti Bankasi AS	58,264
18,380	Turkiye Is Bankasi AS, Class C Shares	12,707
3,542	Turkiye Petrol Rafinerileri AS*	43,310
36,548	Türkiye Sise ve Cam Fabrikalari AS	39,103

	Total Turkey	3,357,904

United Arab Emirates — 0.2%
65,895	Abu Dhabi Commercial Bank PJSC	134,670
20,043	Abu Dhabi Islamic Bank PJSC	30,767
43,575	Abu Dhabi National Oil Co. for Distribution PJSC	53,537
87,516	Aldar Properties PJSC	98,883
52,710	Dubai Islamic Bank PJSC	73,155
68,151	Emaar Properties PJSC	77,865
53,119	Emirates NBD Bank PJSC	200,255
37,646	Emirates Telecommunications Group Co. PJSC	241,881
92,248	First Abu Dhabi Bank PJSC	426,941

	Total United Arab Emirates	1,337,954

United Kingdom — 0.9%
31,276	Anglo American PLC	1,320,736
588,959	Helios Towers PLC*	1,416,663
29,777	Mondi PLC	821,171
31,181	Unilever PLC	1,734,955

	Total United Kingdom	5,293,525

United States — 0.9%
8,252	EPAM Systems Inc.*	5,221,948

Uruguay — 0.1%
816	Globant SA*	262,980

	TOTAL COMMON STOCKS (Cost — $394,253,351)	541,038,532

PREFERRED STOCKS — 1.3%

Brazil — 0.4%
4,378	Alpargatas SA, Class Preferred Shares*	50,788
98,464	Banco Bradesco SA, Class Preferred Shares	440,936
3,861	Bradespar SA, Class Preferred Shares	47,165
3,867	Braskem SA, Class Preferred A Shares*	49,363
3,015	Centrais Eletricas Brasileiras SA, Class Preferred B Shares	22,028
23,342	Cia Energetica de Minas Gerais, Class Preferred Shares	61,001
24,800	Cia Paranaense de Energia, Class Preferred B Shares	32,814
25,282	Gerdau SA, Class Preferred Shares	138,501
106,000	Itau Unibanco Holding SA, Class Preferred Shares	634,415
94,262	Itausa SA, Class Preferred Shares	210,786
104,567	Petroleo Brasileiro SA, Class Preferred Shares	549,985
10,499	Telefonica Brasil SA, Class Preferred Shares	88,813

	Total Brazil	2,326,595

Chile — 0.1%
2,885	Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	151,019

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units		Security	Value

Colombia — 0.0%
10,030		Bancolombia SA, Class Preferred Shares	$83,558

Russia — 0.0%
79,826		Surgutneftegas PJSC, Class Preferred Shares	42,155

South Korea — 0.8%
715		Hyundai Motor Co., Class Preferred 2nd Shares	61,094
565		Hyundai Motor Co., Class Preferred Shares	49,851
224		LG Chem Ltd., Class Preferred Shares	66,818
55		LG Household & Health Care Ltd., Class Preferred Shares	32,566
72,011		Samsung Electronics Co., Ltd., Class Preferred Shares	4,391,922

		Total South Korea	4,602,251

		TOTAL PREFERRED STOCKS (Cost — $6,287,351)	7,205,578

RIGHT — 0.0%

China — 0.0%
1,176		Legend Holdings Corp.*(f) (Cost — $0)	1,896

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $400,540,702)	548,246,006

Face Amount†

SHORT-TERM INVESTMENTS (g) — 3.5%

MONEY MARKET FUND — 1.3%
$7,559,575		Invesco STIT — Government & Agency Portfolio, 0.026%, Institutional Class(h) (Cost — $7,559,575)	7,559,575

TIME DEPOSITS — 2.2%
667,161	HKD	Banco Santander, Frankfurt, 0.000% due 9/1/21	85,781
		BBH — Grand Cayman:
2	SGD	0.005% due 9/1/21	1
97,422	ZAR	3.800% due 9/1/21	6,706
		BNP Paribas — Paris:
13,920	EUR	(0.780)% due 9/1/21	16,436
2,138,258		0.005% due 9/1/21	2,138,258
352,612		Citibank — New York, 0.005% due 9/1/21	352,612
93,556	HKD	HSBC Bank — Hong Kong, 0.000% due 9/1/21	12,029
9,643,705		Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	9,643,705
9	GBP	Sumitomo Mitsui Banking Corp. — Tokyo, 0.005% due 9/1/21	12

		TOTAL TIME DEPOSITS (Cost — $12,255,540)	12,255,540

		TOTAL SHORT-TERM INVESTMENTS (Cost — $19,815,115)	19,815,115

		TOTAL INVESTMENTS — 100.9% (Cost — $420,355,817)	568,061,121

		Liabilities in Excess of Other Assets — (0.9)%	(5,113,640)

		TOTAL NET ASSETS — 100.0%	$562,947,481

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $30,090,430 and represents 5.4% of net assets.

(b)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2021, amounts to $29,643,553 and represents 5.3% of net assets.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Security trades on the Hong Kong exchange.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.2%.
(h)	Represents investments of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2021, for Emerging Markets Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Emerging Markets Equity Fund	$429,653,647	$174,706,860	$(37,371,342)	$137,335,518

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^

Information Technology
Semiconductors & Semiconductor Equipment	10.6%
Technology Hardware, Storage & Peripherals	6.0
Electronic Equipment, Instruments & Components	3.4
Other	2.9
Financials
Banks	15.8
Insurance	2.9
Consumer Finance	0.8
Other	1.2
Consumer Discretionary	15.7
Communication Services	10.2
Materials	7.5
Energy	5.7
Industrials	4.2
Health Care	4.1
Consumer Staples	4.0
Real Estate	1.6
Utilities	1.2
Short-Term Investments	2.2

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

At August 31, 2021, Emerging Markets Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
MSCI Emerging Markets E-mini Index September Futures	16	9/21	$1,028,730	$1,039,360	$10,630

At August 31, 2021, Emerging Markets Equity Fund had deposited cash of $95,994 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 30.4%

Aerospace/Defense — 1.0%
		BAE Systems Holdings Inc., Company Guaranteed Notes:
$205,000	BBB	3.800% due 10/7/24(a)	$222,565
776,000	BBB	3.850% due 12/15/25(a)	854,697
		Boeing Co. (The), Senior Unsecured Notes:
530,000	BBB-	1.433% due 2/4/24	531,267
990,000	BBB-	4.875% due 5/1/25	1,107,256
210,000	BBB-	2.196% due 2/4/26	210,902
50,000	BBB-	3.100% due 5/1/26	53,206
70,000	BBB-	2.700% due 2/1/27	72,671
646,000	BBB-	2.800% due 3/1/27	673,767
260,000	BBB-	3.200% due 3/1/29	273,917
250,000	BBB-	5.150% due 5/1/30	296,365
440,000	BBB-	3.250% due 2/1/35	450,639
40,000	BBB-	3.550% due 3/1/38	41,354
210,000	BBB-	5.705% due 5/1/40	271,914
120,000	BBB-	3.500% due 3/1/45	118,389
140,000	BBB-	3.750% due 2/1/50	145,132
490,000	BBB-	5.805% due 5/1/50	667,553
10,000	BBB-	5.930% due 5/1/60	13,895
		General Dynamics Corp., Company Guaranteed Notes:
121,000	A-	3.500% due 4/1/27	135,238
607,000	A-	3.750% due 5/15/28	692,122
10,000	A-	4.250% due 4/1/40	12,453
70,000	A-	4.250% due 4/1/50	90,799
141,000	BBB	L3 Technologies Inc., Company Guaranteed Notes, 3.850% due 12/15/26	156,437
		L3Harris Technologies Inc., Senior Unsecured Notes:
489,000	BBB	3.850% due 12/15/26	546,863
934,000	BBB	4.400% due 6/15/28	1,079,727
60,000	BBB	5.054% due 4/27/45	80,315
		Lockheed Martin Corp., Senior Unsecured Notes:
30,000	A-	3.100% due 1/15/23	31,003
170,000	A-	3.550% due 1/15/26	188,090
40,000	A-	4.500% due 5/15/36	50,682
60,000	A-	4.070% due 12/15/42	73,739
246,000	A-	3.800% due 3/1/45	290,732
39,000	A-	4.700% due 5/15/46	52,341
		Northrop Grumman Corp., Senior Unsecured Notes:
534,000	BBB+	2.930% due 1/15/25	568,054
340,000	BBB+	3.250% due 1/15/28	371,888
29,000	BBB+	4.750% due 6/1/43	37,627
121,000	BBB+	4.030% due 10/15/47	145,110
248,000	BBB+	5.250% due 5/1/50	352,813
		Raytheon Co., Senior Unsecured Notes:
40,000	A-	7.200% due 8/15/27	52,674
24,000	A-	7.000% due 11/1/28	31,560
55,000	A-	4.200% due 12/15/44	64,321
		Raytheon Technologies Corp., Senior Unsecured Notes:
70,000	A-	3.150% due 12/15/24	74,641
120,000	A-	3.950% due 8/16/25	133,173
696,000	A-	4.125% due 11/16/28	801,537
140,000	A-	2.250% due 7/1/30	143,258
160,000	A-	4.500% due 6/1/42	200,392
387,000	A-	3.750% due 11/1/46	440,495
108,000	A-	4.050% due 5/4/47	127,616

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Aerospace/Defense — 1.0% — (continued)
$8,000	A-	2.820% due 9/1/51	$7,881

		Total Aerospace/Defense	13,039,070

Agriculture — 0.6%
		Altria Group Inc., Company Guaranteed Notes:
40,000	BBB	2.350% due 5/6/25	41,741
130,000	BBB	4.400% due 2/14/26	147,148
45,000	BBB	4.800% due 2/14/29	52,286
560,000	BBB	2.450% due 2/4/32	547,823
929,000	BBB	5.800% due 2/14/39	1,164,132
80,000	BBB	3.875% due 9/16/46	80,853
260,000	BBB	5.950% due 2/14/49	338,548
82,000	BBB	6.200% due 2/14/59	106,698
		BAT Capital Corp., Company Guaranteed Notes:
332,000	BBB+	3.215% due 9/6/26	354,634
500,000	BBB+	3.557% due 8/15/27	541,517
1,320,000	BBB+	4.540% due 8/15/47	1,414,467
150,000	BBB+	3.984% due 9/25/50	148,748
70,000	BBB+	BAT International Finance PLC, Company Guaranteed Notes, 3.950% due 6/15/25(a)	76,578
150,000	A	Cargill Inc., Senior Unsecured Notes, 1.375% due 7/23/23(a)	153,069
		Imperial Brands Finance PLC, Company Guaranteed Notes:
400,000	BBB	3.125% due 7/26/24(a)	421,908
205,000	BBB	3.500% due 7/26/26(a)	221,411
		Philip Morris International Inc., Senior Unsecured Notes:
190,000	A	2.900% due 11/15/21	191,027
110,000	A	2.500% due 11/2/22	112,595
100,000	A	1.125% due 5/1/23	101,271
100,000	A	2.100% due 5/1/30	101,347
60,000	A	4.500% due 3/20/42	71,456
1,131,000	BBB+	Reynolds American Inc., Company Guaranteed Notes, 5.850% due 8/15/45	1,399,890

		Total Agriculture	7,789,147

Airlines — 0.4%
47,398	A3(b)	Air Canada Class AA Pass-Through Trust, Pass-Thru Certificates, 3.300% due 1/15/30(a)	48,339
38,921	A-	American Airlines Class AA Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 3.600% due 9/22/27	40,539
304,749	A-	American Airlines Class AA Pass-Through Trust, Series 2016-1, Pass-Thru Certificates, 3.575% due 1/15/28	314,669
44,072	A-	American Airlines Class AA Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 3.200% due 6/15/28	44,936
92,409	A	American Airlines Class AA Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.000% due 10/15/28	93,341
37,500	Baa1(b)	American Airlines Class AA Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 3.650% due 2/15/29	39,119
111,059	B	American Airlines Class B Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 4.400% due 9/22/23	108,811
72,546	B	American Airlines Class B Pass-Through Trust, Series 2016-1, Pass-Thru Certificates, 5.250% due 1/15/24	71,821
59,500	B	American Airlines Class B Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 4.375% due 6/15/24(a)	58,580
691	B	American Airlines Class B Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.750% due 10/15/25	671
46,662	Ba2(b)	American Airlines Class B Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 4.950% due 2/15/25	46,083
		Delta Air Lines Inc.:
970,000	BBB-	Senior Secured Notes, 7.000% due 5/1/25(a)	1,134,279

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Airlines — 0.4% — (continued)
		Senior Unsecured Notes:
$120,000	B+	3.625% due 3/15/22	$121,272
50,000	B+	3.800% due 4/19/23	51,829
200,000	B+	2.900% due 10/28/24	203,897
210,000	B+	7.375% due 1/15/26	247,400
		Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes:
230,000	Baa1(b)	4.500% due 10/20/25(a)	246,789
120,000	Baa1(b)	4.750% due 10/20/28(a)	133,586
170,000	Baa3(b)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(a)	184,892
87,279	BB	Northwest Airlines Inc. Class A-1 Pass-Through Trust, Pass-Thru Certificates, 7.041% due 4/1/22	87,290
95,743	Ba2(b)	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes, 8.000% due 9/20/25(a)	108,549
		United Airlines Class AA Pass-Through Trust, Pass-Thru Certificates:
31,846	A+	3.450% due 12/1/27	33,685
3,945	A1(b)	3.100% due 7/7/28	4,148
43,194	A1(b)	2.875% due 10/7/28	44,251
17,669	A1(b)	3.500% due 3/1/30	18,484
53,265	A1(b)	4.150% due 8/25/31	58,347
81,694	A1(b)	2.700% due 5/1/32	82,500
		United Airlines Class B Pass-Through Trust, Pass-Thru Certificates:
29,639	BB	4.750% due 4/11/22	30,026
43,600	BB	4.625% due 9/3/22	44,489
4,201	Baa2(b)	3.650% due 10/7/25	4,197
85,995	Baa2(b)	3.500% due 5/1/28	85,482
790,000	BB-	United Airlines Inc., Senior Secured Notes, 4.625% due 4/15/29(a)	820,790

		Total Airlines	4,613,091

Apparel — 0.0%
		NIKE Inc., Senior Unsecured Notes:
40,000	AA-	2.400% due 3/27/25	42,404
70,000	AA-	2.750% due 3/27/27	75,802
140,000	AA-	2.850% due 3/27/30	153,245
100,000	AA-	3.250% due 3/27/40	111,657
220,000	AA-	3.375% due 3/27/50	252,681

		Total Apparel	635,789

Auto Manufacturers — 0.9%
		BMW US Capital LLC, Company Guaranteed Notes:
159,000	A	2.550% due 4/1/31(a)	166,569
45,000	A	1.950% due 8/12/31(a)	44,823
		Daimler Finance North America LLC, Company Guaranteed Notes:
340,000	A-	2.125% due 3/10/25(a)	352,471
300,000	A-	3.500% due 8/3/25(a)	326,733
		Ford Motor Co., Senior Unsecured Notes:
40,000	BB+	8.500% due 4/21/23	44,300
30,000	BB+	4.750% due 1/15/43	32,401
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
440,000	BB+	0.999% (3-Month USD-LIBOR + 0.880%) due 10/12/21(c)	440,016
470,000	BB+	3.339% due 3/28/22	475,466
1,250,000	BB+	1.198% (3-Month USD-LIBOR + 1.080%) due 8/3/22(c)	1,246,576
200,000	BB+	4.000% due 11/13/30	211,803
		General Motors Co., Senior Unsecured Notes:
70,000	BBB	5.400% due 10/2/23	76,547
290,000	BBB	6.125% due 10/1/25	342,090

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Auto Manufacturers — 0.9% — (continued)
$250,000	BBB	6.250% due 10/2/43	$341,968
455,000	BBB	5.200% due 4/1/45	558,187
		General Motors Financial Co., Inc.:
		Company Guaranteed Notes:
1,183,000	BBB	4.375% due 9/25/21	1,186,045
95,000	BBB	3.450% due 4/10/22	96,279
80,000	BBB	3.500% due 11/7/24	85,683
64,000	BBB	4.000% due 1/15/25	69,632
87,000	BBB	4.350% due 4/9/25	95,998
104,000	BBB	4.300% due 7/13/25	115,053
100,000	BBB	4.350% due 1/17/27	112,620
		Senior Unsecured Notes:
642,000	BBB	4.200% due 11/6/21	646,510
421,000	BBB	5.200% due 3/20/23	449,705
646,000	BBB	2.750% due 6/20/25	678,828
		Hyundai Capital America, Senior Unsecured Notes:
250,000	BBB+	3.950% due 2/1/22(a)	253,542
412,000	BBB+	2.375% due 2/10/23(a)	421,917
		Hyundai Capital Services Inc., Senior Unsecured Notes:
200,000	BBB+	3.000% due 8/29/22(a)	204,821
200,000	BBB+	3.750% due 3/5/23(a)	209,263
		Nissan Motor Acceptance Corp., Senior Unsecured Notes:
20,000	BBB-	3.650% due 9/21/21(a)	20,034
54,000	BBB-	2.750% due 3/9/28(a)	55,754
		Nissan Motor Co., Ltd., Senior Unsecured Notes:
250,000	BBB-	3.043% due 9/15/23(a)	260,562
600,000	BBB-	3.522% due 9/17/25(a)	642,216
300,000	BBB-	4.345% due 9/17/27(a)	334,282
245,000	BBB-	4.810% due 9/17/30(a)	277,858
		Toyota Motor Credit Corp., Senior Unsecured Notes:
3,000	A+	3.450% due 9/20/23	3,189
257,000	A+	3.000% due 4/1/25	275,758

		Total Auto Manufacturers	11,155,499

Auto Parts & Equipment — 0.0%
239,000	A-	Magna International Inc., Senior Unsecured Notes, 2.450% due 6/15/30	247,110

Banks — 8.7%
		Banco Santander SA, Senior Unsecured Notes:
200,000	A-	3.848% due 4/12/23	210,596
400,000	A	2.706% due 6/27/24	422,688
600,000	A-	2.746% due 5/28/25	632,843
		Bank of America Corp.:
		Senior Unsecured Notes:
490,000	A-	4.125% due 1/22/24	531,894
902,000	A-	3.550% (3-Month USD-LIBOR + 0.780%) due 3/5/24(c)	942,189
280,000	A-	4.000% due 4/1/24	304,559
210,000	A-	3.500% due 4/19/26	231,392
2,272,000	A-	1.319% (SOFR + 1.150%) due 6/19/26(c)	2,280,408
273,000	A-	1.197% (SOFR + 1.010%) due 10/24/26(c)	271,970
740,000	A-	1.658% (SOFR + 0.910%) due 3/11/27(c)	748,507
802,000	A-	3.824% (3-Month USD-LIBOR + 1.575%) due 1/20/28(c)	894,295
50,000	A-	3.593% (3-Month USD-LIBOR + 1.370%) due 7/21/28(c)	55,335
435,000	A-	3.419% (3-Month USD-LIBOR + 1.040%) due 12/20/28(c)	478,278
934,000	A-	3.970% (3-Month USD-LIBOR + 1.070%) due 3/5/29(c)	1,055,077
3,215,000	A-	2.087% (SOFR + 1.060%) due 6/14/29(c)	3,263,933

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.7% — (continued)
$1,302,000	A-	4.271% (3-Month USD-LIBOR + 1.310%) due 7/23/29(c)	$1,498,576
875,000	A-	3.974% (3-Month USD-LIBOR + 1.210%) due 2/7/30(c)	994,987
464,000	A-	3.194% (3-Month USD-LIBOR + 1.180%) due 7/23/30(c)	501,581
488,000	A-	2.884% (3-Month USD-LIBOR + 1.190%) due 10/22/30(c)	517,282
49,000	A-	2.496% (3-Month USD-LIBOR + 0.990%) due 2/13/31(c)	50,359
953,000	A-	2.592% (SOFR + 2.150%) due 4/29/31(c)	987,383
172,000	A-	1.898% (SOFR + 1.530%) due 7/23/31(c)	168,625
190,000	A-	1.922% (SOFR + 1.370%) due 10/24/31(c)	186,324
690,000	A-	2.687% (SOFR + 1.320%) due 4/22/32(c)	717,788
575,000	A-	4.078% (3-Month USD-LIBOR + 1.320%) due 4/23/40(c)	677,850
240,000	A-	5.000% due 1/21/44	322,998
710,000	A-	4.330% (3-Month USD-LIBOR + 1.520%) due 3/15/50(c)	887,932
310,000	A-	4.083% (3-Month USD-LIBOR + 3.150%) due 3/20/51(c)	374,323
		Subordinated Notes:
600,000	BBB+	4.200% due 8/26/24	657,895
1,284,000	BBB+	4.000% due 1/22/25	1,404,003
383,000	BBB+	3.950% due 4/21/25	419,697
30,000	BBB+	7.250% due 10/15/25	36,950
196,000	BBB+	4.450% due 3/3/26	221,225
20,000	BBB+	4.250% due 10/22/26	22,730
		Bank of Montreal:
300,000	A-	Senior Unsecured Notes, 1.850% due 5/1/25	310,252
50,000	BBB+	Subordinated Notes, 3.803% (5-Year USD Swap Rate + 1.432%) due 12/15/32(c)	55,210
		Bank of New York Mellon Corp. (The), Senior Unsecured Notes:
90,000	A	1.600% due 4/24/25	92,562
115,000	A	3.250% due 5/16/27	126,941
24,000	A	3.400% due 1/29/28	26,820
170,000	A-	Bank of Nova Scotia (The), Senior Unsecured Notes, 1.300% due 6/11/25	172,014
200,000	A	Barclays Bank PLC, Senior Unsecured Notes, 1.700% due 5/12/22	201,848
		Barclays PLC:
		Senior Unsecured Notes:
333,000	BBB	3.684% due 1/10/23	336,924
686,000	BBB	4.610% (3-Month USD-LIBOR + 1.400%) due 2/15/23(c)	699,085
620,000	BBB	4.972% (3-Month USD-LIBOR + 1.902%) due 5/16/29(c)	729,248
995,000	BBB	2.667% (1-Year CMT Index + 1.200%) due 3/10/32(c)	1,013,246
		Subordinated Notes:
200,000	BB+	5.088% (3-Month USD-LIBOR + 3.054%) due 6/20/30(c)	233,761
213,000	BB+	3.811% (1-Year CMT Index + 1.700%) due 3/10/42(c)	231,904
		BNP Paribas SA:
		Senior Unsecured Notes:
470,000	A-	4.705% (3-Month USD-LIBOR + 2.235%) due 1/10/25(a)(c)	511,787
490,000	A-	2.819% (3-Month USD-LIBOR + 1.111%) due 11/19/25(a)(c)	514,067
220,000	A-	2.219% (SOFR + 2.074%) due 6/9/26(a)(c)	226,554
750,000	A-	4.400% due 8/14/28(a)	865,581
200,000	A-	2.871% (SOFR + 1.387%) due 4/19/32(a)(c)	207,629
200,000	BBB+	Subordinated Notes, 4.375% (5-Year USD Swap Rate + 1.483%) due 3/1/33(a)(c)	222,277
434,000	A	BPCE SA, Senior Unsecured Notes, 2.700% due 10/1/29(a)	455,839
		CIT Group Inc., Senior Unsecured Notes:
90,000	BB+	4.750% due 2/16/24	97,200
40,000	BB+	5.250% due 3/7/25	45,138
		Citigroup Inc.:
220,000	BB+	Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(c)(d)	242,000
		Senior Unsecured Notes:
180,000	BBB+	1.678% (SOFR + 1.667%) due 5/15/24(c)	183,689
120,000	BBB+	3.106% (SOFR + 2.842%) due 4/8/26(c)	128,389

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.7% — (continued)
$2,575,000	BBB+	1.462% (SOFR + 0.770%) due 6/9/27(c)	$2,583,964
100,000	BBB+	3.980% (3-Month USD-LIBOR + 1.338%) due 3/20/30(c)	113,686
210,000	BBB+	4.412% (SOFR + 3.914%) due 3/31/31(c)	246,449
70,000	BBB+	2.572% (SOFR + 2.107%) due 6/3/31(c)	72,342
520,000	BBB+	2.561% (SOFR + 1.167%) due 5/1/32(c)	535,283
314,000	BBB+	8.125% due 7/15/39	541,944
196,000	BBB+	4.650% due 7/30/45	255,490
70,000	BBB+	4.650% due 7/23/48	92,954
		Subordinated Notes:
890,000	BBB	4.400% due 6/10/25	990,481
250,000	BBB	5.500% due 9/13/25	290,645
890,000	BBB	4.300% due 11/20/26	1,010,669
30,000	BBB	6.625% due 6/15/32	41,028
100,000	BBB	6.675% due 9/13/43	155,907
286,000	BBB	5.300% due 5/6/44	388,779
30,000	BBB	4.750% due 5/18/46	38,666
142,000	BBB+	Citizens Financial Group Inc., Senior Unsecured Notes, 2.850% due 7/27/26	151,951
58,000	AA-	Commonwealth Bank of Australia, Senior Unsecured Notes, 3.900% due 7/12/47(a)	71,006
		Cooperatieve Rabobank UA, Company Guaranteed Notes:
310,000	BBB+	4.625% due 12/1/23	337,454
990,000	BBB+	4.375% due 8/4/25	1,107,352
500,000	A-	Credit Agricole SA, Senior Unsecured Notes, 1.907% (SOFR + 1.676%) due 6/16/26(a)(c)	511,961
		Credit Suisse AG, Senior Unsecured Notes:
250,000	A+	2.950% due 4/9/25	267,154
1,025,000	A+	1.250% due 8/7/26	1,020,164
		Credit Suisse Group AG, Senior Unsecured Notes:
625,000	BBB+	4.550% due 4/17/26	708,124
835,000	BBB+	2.193% (SOFR + 2.044%) due 6/5/26(a)(c)	857,089
900,000	BBB+	1.305% (SOFR + 0.980%) due 2/2/27(a)(c)	886,346
65,000	BBB+	4.282% due 1/9/28(a)	72,735
250,000	BBB+	4.194% (SOFR + 3.730%) due 4/1/31(a)(c)	283,374
1,101,000	BBB+	3.091% (SOFR + 1.730%) due 5/14/32(a)(c)	1,149,298
		Danske Bank AS, Senior Unsecured Notes:
200,000	BBB+	5.000% due 1/12/22(a)	203,178
430,000	BBB+	3.001% (3-Month USD-LIBOR + 1.249%) due 9/20/22(a)(c)	430,520
327,000	BBB+	5.000% (1-Year CMT Index + 1.730%) due 1/12/23(a)(c)	332,090
200,000	BBB+	3.875% due 9/12/23(a)	212,263
1,435,000	BBB+	5.375% due 1/12/24(a)	1,582,687
944,000	A	1.226% due 6/22/24(a)	954,139
240,000	BBB+	3.244% (3-Month USD-LIBOR + 1.591%) due 12/20/25(a)(c)	255,257
		Deutsche Bank AG, Senior Unsecured Notes:
474,000	BBB-	1.447% (SOFR + 1.131%) due 4/1/25(c)	477,475
38,000	BBB-	4.100% due 1/13/26	41,746
846,000	BBB+	1.686% due 3/19/26	857,439
188,000	BBB-	2.129% (SOFR + 1.870%) due 11/24/26(c)	192,182
11,000	BB	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% (3-Month USD-LIBOR + 0.768%)(c)(d)	11,012
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
40,000	BBB+	0.909% (3-Month USD-LIBOR + 0.780%) due 10/31/22(c)	40,044
738,000	BBB+	2.876% (3-Month USD-LIBOR + 0.821%) due 10/31/22(c)	740,987
130,000	BBB+	3.200% due 2/23/23	135,056
2,320,000	BBB+	3.500% due 4/1/25	2,514,060
437,000	BBB+	3.750% due 5/22/25	476,631
163,000	BBB+	0.855% (SOFR + 0.609%) due 2/12/26(c)	162,147

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.7% — (continued)
$150,000	BBB+	1.295% (3-Month USD-LIBOR + 1.170%) due 5/15/26(c)	$153,745
613,000	BBB+	3.500% due 11/16/26	667,771
220,000	BBB+	1.093% (SOFR + 0.789%) due 12/9/26(c)	218,418
685,000	BBB+	1.431% (SOFR + 0.798%) due 3/9/27(c)	687,993
1,240,000	BBB+	1.542% (SOFR + 0.818%) due 9/10/27(c)	1,246,635
620,000	BBB+	3.814% (3-Month USD-LIBOR + 1.158%) due 4/23/29(c)	695,202
1,330,000	BBB+	4.223% (3-Month USD-LIBOR + 1.301%) due 5/1/29(c)	1,524,267
520,000	BBB+	2.615% (SOFR + 1.281%) due 4/22/32(c)	537,087
95,000	BBB+	4.017% (3-Month USD-LIBOR + 1.373%) due 10/31/38(c)	111,265
341,000	BBB+	4.411% (3-Month USD-LIBOR + 1.430%) due 4/23/39(c)	418,349
370,000	BBB+	6.250% due 2/1/41	549,923
20,000	BBB+	3.210% (SOFR + 1.513%) due 4/22/42(c)	21,142
360,000	BBB+	2.908% (SOFR + 1.472%) due 7/21/42(c)	363,752
180,000	BBB+	4.750% due 10/21/45	237,694
		Subordinated Notes:
600,000	BBB-	4.250% due 10/21/25	670,016
460,000	BBB-	6.750% due 10/1/37	671,208
290,000	BBB-	5.150% due 5/22/45	388,927
		HSBC Holdings PLC:
		Senior Unsecured Notes:
200,000	A-	3.262% (3-Month USD-LIBOR + 1.055%) due 3/13/23(c)	203,137
105,000	A-	4.292% (3-Month USD-LIBOR + 1.348%) due 9/12/26(c)	116,706
715,000	A-	1.589% (SOFR + 1.290%) due 5/24/27(c)	717,709
509,000	A-	4.041% (3-Month USD-LIBOR + 1.546%) due 3/13/28(c)	567,435
1,285,000	A-	2.013% (SOFR + 1.732%) due 9/22/28(c)	1,297,941
785,000	A-	2.206% (SOFR + 1.285%) due 8/17/29(c)	791,787
420,000	A-	3.973% (3-Month USD-LIBOR + 1.610%) due 5/22/30(c)	471,358
255,000	A-	2.804% (SOFR + 1.187%) due 5/24/32(c)	263,534
190,000	BBB	Subordinated Notes, 6.500% due 9/15/37	266,155
200,000	A-	ING Groep NV, Senior Unsecured Notes, 1.726% (SOFR + 1.005%) due 4/1/27(c)	203,103
		Intesa Sanpaolo SpA:
		Senior Unsecured Notes:
200,000	BBB	3.125% due 7/14/22(a)	204,600
200,000	BBB	3.375% due 1/12/23(a)	207,515
200,000	BB+	Subordinated Notes, 5.017% due 6/26/24(a)	217,193
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
460,000	A-	1.514% (SOFR + 1.455%) due 6/1/24(c)	468,291
430,000	A-	4.023% (3-Month USD-LIBOR + 1.000%) due 12/5/24(c)	462,005
795,000	A-	0.969% (SOFR + 0.580%) due 6/23/25(c)	797,577
972,000	A-	2.005% (SOFR + 1.585%) due 3/13/26(c)	1,002,797
280,000	A-	2.083% (SOFR + 1.850%) due 4/22/26(c)	289,280
644,000	A-	3.960% (3-Month USD-LIBOR + 1.245%) due 1/29/27(c)	717,526
2,037,000	A-	1.578% (SOFR + 0.885%) due 4/22/27(c)	2,057,293
992,000	A-	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(c)	1,103,697
45,000	A-	3.540% (3-Month USD-LIBOR + 1.380%) due 5/1/28(c)	49,667
635,000	A-	2.182% (SOFR + 1.890%) due 6/1/28(c)	655,277
846,000	A-	4.005% (3-Month USD-LIBOR + 1.120%) due 4/23/29(c)	960,960
480,000	A-	4.203% (3-Month USD-LIBOR + 1.260%) due 7/23/29(c)	551,972
697,000	A-	4.452% (3-Month USD-LIBOR + 1.330%) due 12/5/29(c)	814,922
147,000	A-	3.702% (3-Month USD-LIBOR + 1.160%) due 5/6/30(c)	164,738
194,000	A-	2.739% (SOFR + 1.510%) due 10/15/30(c)	204,559
150,000	A-	2.522% (SOFR + 2.040%) due 4/22/31(c)	155,346
430,000	A-	2.580% (SOFR + 1.250%) due 4/22/32(c)	444,866
146,000	A-	5.600% due 7/15/41	205,814

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.7% — (continued)
$38,000	A-	4.260% (3-Month USD-LIBOR + 1.580%) due 2/22/48(c)	$46,864
199,000	A-	4.032% (3-Month USD-LIBOR + 1.460%) due 7/24/48(c)	237,909
357,000	A-	3.964% (3-Month USD-LIBOR + 1.380%) due 11/15/48(c)	422,529
49,000	A-	3.897% (3-Month USD-LIBOR + 1.220%) due 1/23/49(c)	57,652
50,000	A-	3.109% (SOFR + 2.440%) due 4/22/51(c)	52,392
		Subordinated Notes:
270,000	BBB+	3.875% due 9/10/24	294,025
210,000	BBB+	4.250% due 10/1/27	241,087
490,000	BBB+	4.950% due 6/1/45	655,188
189,000	BBB+	KeyCorp, Senior Unsecured Notes, 2.250% due 4/6/27	197,151
		Lloyds Banking Group PLC:
		Senior Unsecured Notes:
860,000	BBB+	2.907% (3-Month USD-LIBOR + 0.810%) due 11/7/23(c)	883,831
400,000	BBB+	3.900% due 3/12/24	431,951
273,000	BBB+	3.750% due 1/11/27	302,935
350,000	BBB+	1.627% (1-Year CMT Index + 0.850%) due 5/11/27(c)	351,492
468,000	BBB+	4.375% due 3/22/28	539,120
200,000	BBB+	4.550% due 8/16/28	233,561
245,000	BBB-	Subordinated Notes, 4.582% due 12/10/25	276,313
		Macquarie Group Ltd., Senior Unsecured Notes:
540,000	BBB+	1.340% (SOFR + 1.069%) due 1/12/27(a)(c)	538,580
100,000	BBB+	1.629% (SOFR + 0.910%) due 9/23/27(a)(c)	100,482
		Mizuho Financial Group Inc., Senior Unsecured Notes:
738,000	A-	2.839% (SOFR + 1.242%) due 7/16/25(c)	778,783
536,000	A-	2.226% (3-Month USD-LIBOR + 0.830%) due 5/25/26(c)	555,871
200,000	A-	2.201% (SOFR + 1.772%) due 7/10/31(c)	200,252
945,000	A-	1.979% (SOFR + 1.532%) due 9/8/31(c)	930,133
200,000	A-	2.260% (1-Year CMT Index + 0.900%) due 7/9/32(c)	200,195
250,000	AA+	National Securities Clearing Corp., Senior Unsecured Notes, 1.500% due 4/23/25(a)	255,383
		Natwest Group PLC, Senior Unsecured Notes:
200,000	BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(c)	213,622
865,000	BBB	4.269% (3-Month USD-LIBOR + 1.762%) due 3/22/25(c)	937,900
400,000	BBB	5.076% (3-Month USD-LIBOR + 1.905%) due 1/27/30(c)	480,213
33,000	A+	Northern Trust Corp., Senior Unsecured Notes, 3.150% due 5/3/29	36,561
		Royal Bank of Canada, Senior Unsecured Notes:
260,000	A	1.600% due 4/17/23	265,676
160,000	A	1.150% due 6/10/25	161,162
30,000	BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.500% due 7/17/25	33,278
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
180,000	BBB	4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(c)	195,693
760,000	BBB	1.089% (SOFR + 0.787%) due 3/15/25(c)	762,420
666,000	BBB	1.532% (1-Year CMT Index + 1.250%) due 8/21/26(c)	669,533
1,075,000	BBB	1.673% (SOFR + 0.989%) due 6/14/27(c)	1,079,260
200,000	BBB	3.823% (3-Month USD-LIBOR + 1.400%) due 11/3/28(c)	221,114
535,000	BBB-	Santander UK PLC, Subordinated Notes, 5.000% due 11/7/23(a)	580,817
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
96,000	A-	3.544% due 1/17/28	107,122
114,000	A-	3.944% due 7/19/28	130,442
200,000	A-	3.040% due 7/16/29	215,295
200,000	A-	2.750% due 1/15/30	212,060
200,000	A+	Swedbank AB, Senior Unsecured Notes, 1.300% due 6/2/23(a)	203,212
96,000	BBB-	Synovus Financial Corp., Senior Unsecured Notes, 3.125% due 11/1/22	98,351
		Toronto-Dominion Bank (The), Senior Unsecured Notes:
310,000	A	0.750% due 6/12/23	312,417
150,000	A	1.150% due 6/12/25	151,460

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.7% — (continued)
$290,000	A+	UBS AG, Senior Unsecured Notes, 1.750% due 4/21/22(a)	$292,585
		UBS Group AG:
1,070,000	BB	Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.344%)(a)(c)(d)	1,173,774
		Senior Unsecured Notes:
260,000	A-	2.650% due 2/1/22(a)	262,664
650,000	A-	3.491% due 5/23/23(a)	664,604
200,000	A-	2.859% (3-Month USD-LIBOR + 0.954%) due 8/15/23(a)(c)	204,670
		UniCredit SpA:
580,000	BBB-	Senior Unsecured Notes, 6.572% due 1/14/22(a)	592,348
200,000	BB+	Subordinated Notes, 7.296% (5-Year USD 1100 Run ICE Swap Rate + 4.914%) due 4/2/34(a)(c)	242,182
		US Bancorp:
350,000	A+	Senior Unsecured Notes, 1.450% due 5/12/25	358,226
56,000	A-	Subordinated Notes, 3.100% due 4/27/26	61,011
		Wells Fargo & Co.:
50,000	BB+	Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 3.990%)(c)(d)	56,430
		Senior Unsecured Notes:
270,000	BBB+	3.750% due 1/24/24	289,557
300,000	BBB+	2.188% (SOFR + 2.000%) due 4/30/26(c)	311,729
260,000	BBB+	3.000% due 10/23/26	281,266
3,259,000	BBB+	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(c)	3,618,854
736,000	BBB+	4.150% due 1/24/29	847,680
1,076,000	BBB+	2.879% (SOFR + 1.432%) due 10/30/30(c)	1,145,170
100,000	BBB+	4.478% (SOFR + 4.032%) due 4/4/31(c)	118,605
521,000	BBB+	3.068% (SOFR + 2.530%) due 4/30/41(c)	547,011
1,990,000	BBB+	5.013% (SOFR + 4.502%) due 4/4/51(c)	2,757,797
		Subordinated Notes:
330,000	BBB	3.450% due 2/13/23	344,390
169,000	BBB	4.480% due 1/16/24	184,165
230,000	BBB	5.375% due 11/2/43	310,029
110,000	BBB	5.606% due 1/15/44	152,502
280,000	BBB	4.650% due 11/4/44	350,012
450,000	BBB	4.900% due 11/17/45	583,671
40,000	BBB	4.400% due 6/14/46	48,779
160,000	BBB	4.750% due 12/7/46	203,946
517,000	A+	Wells Fargo Bank NA, Senior Unsecured Notes, 2.082% (3-Month USD-LIBOR + 0.650%) due 9/9/22(c)	517,193

		Total Banks	113,473,936

Beverages — 0.6%
		Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
340,000	BBB+	3.650% due 2/1/26	375,625
1,202,000	BBB+	4.700% due 2/1/36	1,483,917
1,115,000	BBB+	4.900% due 2/1/46	1,423,733
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
140,000	BBB+	4.000% due 4/13/28	159,490
258,000	BBB+	4.750% due 1/23/29	307,058
260,000	BBB+	3.500% due 6/1/30	289,697
160,000	BBB+	4.350% due 6/1/40	191,998
36,000	BBB+	4.600% due 4/15/48	44,417
43,000	BBB+	4.439% due 10/6/48	51,970
270,000	BBB+	5.550% due 1/23/49	375,662
525,000	BBB+	4.500% due 6/1/50	651,970
2,000	BBB+	4.750% due 4/15/58	2,556

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Beverages — 0.6% — (continued)
		Bacardi Ltd., Company Guaranteed Notes:
$405,000	BBB-	4.450% due 5/15/25(a)	$449,918
140,000	BBB-	5.300% due 5/15/48(a)	186,747
		Coca-Cola Co. (The), Senior Unsecured Notes:
110,000	A+	3.375% due 3/25/27	122,794
160,000	A+	1.450% due 6/1/27	163,273
74,000	A+	2.125% due 9/6/29	76,977
179,000	A+	3.450% due 3/25/30	203,247
41,000	A+	2.000% due 3/5/31	41,730
74,000	A+	2.250% due 1/5/32	76,638
10,000	A+	2.500% due 6/1/40	10,032
60,000	A+	2.600% due 6/1/50	59,427
		Keurig Dr Pepper Inc., Company Guaranteed Notes:
114,000	BBB	3.200% due 5/1/30	124,005
79,000	BBB	2.250% due 3/15/31	80,188
		PepsiCo Inc., Senior Unsecured Notes:
180,000	A+	0.750% due 5/1/23	181,637
20,000	A+	2.625% due 3/19/27	21,562
150,000	A+	1.625% due 5/1/30	149,669
60,000	A+	2.875% due 10/15/49	62,980
20,000	A+	3.625% due 3/19/50	23,794
40,000	A+	3.875% due 3/19/60	49,947
355,000	BBB	Suntory Holdings Ltd., Senior Unsecured Notes, 2.250% due 10/16/24(a)	369,071

		Total Beverages	7,811,729

Biotechnology — 0.1%
		Amgen Inc., Senior Unsecured Notes:
70,000	A-	3.625% due 5/22/24	75,155
156,000	A-	4.400% due 5/1/45	191,174
98,000	A-	4.663% due 6/15/51	127,262
125,000	A-	Biogen Inc., Senior Unsecured Notes, 3.150% due 5/1/50	123,907
65,000	A+	Celgene Corp., Senior Unsecured Notes, 3.900% due 2/20/28	71,502
		Gilead Sciences Inc., Senior Unsecured Notes:
160,000	BBB+	3.700% due 4/1/24	171,566
60,000	BBB+	3.650% due 3/1/26	66,193
218,000	BBB+	4.800% due 4/1/44	279,096
130,000	BBB+	4.750% due 3/1/46	167,390
215,000	B2(b)	HCRX Investments Holdco LP, Senior Unsecured Notes, 4.500% due 8/1/29(a)	218,083

		Total Biotechnology	1,491,328

Building Materials — 0.0%
178,000	BBB	Carrier Global Corp., Senior Unsecured Notes, 2.242% due 2/15/25	185,550

Chemicals — 0.3%
80,000	A	Air Products & Chemicals Inc., Senior Unsecured Notes, 2.800% due 5/15/50	81,828
58,000	BBB	Dow Chemical Co. (The), Senior Unsecured Notes, 5.550% due 11/30/48	82,276
479,000	BBB+	DuPont de Nemours Inc., Senior Unsecured Notes, 4.493% due 11/15/25	541,214
4,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 4.500% due 12/1/28	4,677
84,000	A-	Ecolab Inc., Senior Unsecured Notes, 2.750% due 8/18/55(a)	83,141
200,000	BBB	Equate Petrochemical BV, Company Guaranteed Notes, 4.250% due 11/3/26(a)	222,666
		International Flavors & Fragrances Inc., Senior Unsecured Notes:
841,000	BBB	2.300% due 11/1/30(a)	852,841
5,000	BBB	5.000% due 9/26/48	6,664
87,000	BBB	LYB International Finance III LLC, Company Guaranteed Notes, 4.200% due 5/1/50	102,186
30,000	BBB	Monsanto Co., Senior Unsecured Notes, 4.400% due 7/15/44	32,565

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Chemicals — 0.3% — (continued)
		OCP SA, Senior Unsecured Notes:
$200,000	BB+	4.500% due 10/22/25(a)	$217,061
200,000	BB+	3.750% due 6/23/31(a)	202,939
200,000	BB+	5.125% due 6/23/51(a)	202,577
		Orbia Advance Corp. SAB de CV, Company Guaranteed Notes:
270,000	BBB-	1.875% due 5/11/26(a)	272,435
260,000	BBB-	2.875% due 5/11/31(a)	264,621
		Sherwin-Williams Co. (The), Senior Unsecured Notes:
210,000	BBB	4.200% due 1/15/22	210,998
34,000	BBB	4.500% due 6/1/47	42,646
84,000	BBB	Westlake Chemical Corp., Senior Unsecured Notes, 3.375% due 8/15/61	81,188

		Total Chemicals	3,504,523

Commercial Services — 0.2%
110,000	A-	Cintas Corp. No 2, Company Guaranteed Notes, 3.700% due 4/1/27	123,519
		Global Payments Inc., Senior Unsecured Notes:
387,000	BBB-	3.200% due 8/15/29	415,572
127,000	BBB-	2.900% due 5/15/30	133,618
		IHS Markit Ltd.:
		Company Guaranteed Notes:
584,000	Ba1(b)	5.000% due 11/1/22(a)	607,331
112,000	Ba1(b)	4.750% due 2/15/25(a)	124,499
28,000	Ba1(b)	4.000% due 3/1/26(a)	30,978
450,000	Ba1(b)	Senior Unsecured Notes, 4.750% due 8/1/28	533,122
39,000	BBB+	Moody’s Corp., Senior Unsecured Notes, 3.250% due 1/15/28	42,743
		PayPal Holdings Inc., Senior Unsecured Notes:
130,000	A-	1.350% due 6/1/23	132,281
140,000	A-	1.650% due 6/1/25	144,191
100,000	A-	2.300% due 6/1/30	104,079
		RELX Capital Inc., Company Guaranteed Notes:
305,000	BBB+	3.500% due 3/16/23	318,430
59,000	BBB+	4.000% due 3/18/29	66,786
447,000	BBB+	3.000% due 5/22/30	480,478
20,000	BBB-	United Rentals North America Inc., Secured Notes, 3.875% due 11/15/27	21,040

		Total Commercial Services	3,278,667

Computers — 0.4%
		Apple Inc., Senior Unsecured Notes:
300,000	AA+	2.400% due 5/3/23	310,796
290,000	AA+	1.125% due 5/11/25	293,546
280,000	AA+	2.450% due 8/4/26	298,673
550,000	AA+	3.350% due 2/9/27	611,524
360,000	AA+	2.900% due 9/12/27	393,351
55,000	AA+	3.850% due 5/4/43	65,676
80,000	AA+	3.850% due 8/4/46	95,750
272,000	AA+	3.750% due 11/13/47	321,800
111,000	AA+	2.800% due 2/8/61	110,178
75,000	BBB-	Dell International LLC/EMC Corp., Senior Secured Notes, 8.350% due 7/15/46	123,124
227,000	BBB	Hewlett Packard Enterprise Co., Senior Unsecured Notes, 4.650% due 10/1/24	251,804
		International Business Machines Corp., Senior Unsecured Notes:
680,000	A-	3.000% due 5/15/24	723,925
238,000	A-	3.300% due 5/15/26	261,849
101,000	A-	3.300% due 1/27/27	111,553
100,000	A-	4.150% due 5/15/39	120,242
121,000	A-	2.850% due 5/15/40	123,515
800,000	BBB-	Leidos Inc., Company Guaranteed Notes, 4.375% due 5/15/30	918,764

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Computers — 0.4% — (continued)
$71,000	BB+	Seagate HDD Cayman, Company Guaranteed Notes, 4.091% due 6/1/29(a)	$75,181

		Total Computers	5,211,251

Cosmetics/Personal Care — 0.0%
		Procter & Gamble Co. (The), Senior Unsecured Notes:
30,000	AA-	2.800% due 3/25/27	32,657
80,000	AA-	3.000% due 3/25/30	88,841

		Total Cosmetics/Personal Care	121,498

Diversified Financial Services — 0.8%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
290,000	BBB	3.950% due 2/1/22	293,302
280,000	BBB	4.875% due 1/16/24	304,045
190,000	BBB	3.150% due 2/15/24	198,800
350,000	BBB	3.500% due 1/15/25	370,667
150,000	BBB	4.450% due 4/3/26	164,785
		Air Lease Corp., Senior Unsecured Notes:
460,000	BBB	3.500% due 1/15/22	465,261
495,000	BBB	3.250% due 3/1/25	526,269
200,000	BBB	3.375% due 7/1/25	214,272
		Avolon Holdings Funding Ltd., Company Guaranteed Notes:
75,000	BBB-	5.250% due 5/15/24(a)	82,291
500,000	BBB-	2.875% due 2/15/25(a)	515,840
663,000	BBB-	2.528% due 11/18/27(a)	658,698
		Capital One Financial Corp., Senior Unsecured Notes:
20,000	BBB	3.750% due 3/9/27	22,379
236,000	BBB	3.800% due 1/31/28	265,320
100,000	AA-	CME Group Inc., Senior Unsecured Notes, 3.750% due 6/15/28	114,622
255,000	BBB-	Discover Financial Services, Senior Unsecured Notes, 4.500% due 1/30/26	288,069
1,946,000	BBB+	GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes, 4.418% due 11/15/35	2,363,373
298,000	BBB+	Intercontinental Exchange Inc., Senior Unsecured Notes, 2.100% due 6/15/30	299,296
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	40,623
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17#(e)(f)(g)	—
535,000	A	LSEGA Financing PLC, Company Guaranteed Notes, 2.000% due 4/6/28(a)	544,887
30,000	A+	Mastercard Inc., Senior Unsecured Notes, 3.850% due 3/26/50	36,658
		Nomura Holdings Inc., Senior Unsecured Notes:
230,000	BBB+	3.103% due 1/16/30	243,381
200,000	BBB+	2.608% due 7/14/31	202,261
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
9,000	BBB-	5.250% due 8/15/22(a)	9,358
60,000	BBB-	5.500% due 2/15/24(a)	65,869
220,000	BBB+	Raymond James Financial Inc., Senior Unsecured Notes, 4.950% due 7/15/46	288,821
		Synchrony Financial, Senior Unsecured Notes:
6,000	BBB-	4.500% due 7/23/25	6,680
265,000	BBB-	3.700% due 8/4/26	290,621
150,000	AA	USAA Capital Corp., Senior Unsecured Notes, 2.125% due 5/1/30(a)	152,909
		Visa Inc., Senior Unsecured Notes:
420,000	AA-	3.150% due 12/14/25	458,678
110,000	AA-	2.050% due 4/15/30	113,697
154,000	AA-	4.150% due 12/14/35	190,082
310,000	AA-	4.300% due 12/14/45	397,798

		Total Diversified Financial Services	10,189,612

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.2%
		AEP Texas Inc., Senior Unsecured Notes:
$50,000	A-	2.400% due 10/1/22	$51,060
82,000	A-	3.450% due 1/15/50	87,293
191,000	A-	3.450% due 5/15/51	202,525
		AEP Transmission Co. LLC, Senior Unsecured Notes:
505,000	A-	3.750% due 12/1/47	583,753
120,000	A-	2.750% due 8/15/51	118,327
		Alabama Power Co., Senior Unsecured Notes:
17,000	A	5.200% due 6/1/41	22,527
121,000	A	4.150% due 8/15/44	147,174
60,000	A	3.450% due 10/1/49	66,695
161,000	A	Ameren Illinois Co., 1st Mortgage Notes, 3.250% due 3/15/50	176,900
		Baltimore Gas & Electric Co., Senior Unsecured Notes:
6,000	A	3.500% due 8/15/46	6,713
150,000	A	3.750% due 8/15/47	175,847
130,000	A	3.200% due 9/15/49	140,063
67,000	A	2.900% due 6/15/50	68,111
		CenterPoint Energy Houston Electric LLC:
146,000	A	1st Mortgage Notes, 3.350% due 4/1/51	163,147
15,000	A	General Refiinance Mortgage, 3.950% due 3/1/48	18,084
92,000	A	Commonwealth Edison Co., 1st Mortgage Notes, 4.000% due 3/1/48	110,568
		Consolidated Edison Co. of New York Inc., Senior Unsecured Notes:
60,000	A-	3.350% due 4/1/30	66,444
40,000	A-	3.950% due 4/1/50	46,483
		Consumers Energy Co., 1st Mortgage Notes:
256,000	A	3.500% due 8/1/51	295,783
91,000	A	2.650% due 8/15/52	89,265
		DTE Electric Co., General Refiinance Mortgage:
30,000	A	4.050% due 5/15/48	36,986
100,000	A	3.950% due 3/1/49	121,441
		Duke Energy Carolinas LLC, 1st Mortgage Notes:
22,000	A	3.950% due 11/15/28	25,249
500,000	A	4.250% due 12/15/41	609,154
205,000	A	3.200% due 8/15/49	218,259
500,000	BBB	Duke Energy Corp., Senior Unsecured Notes, 2.550% due 6/15/31	514,783
		Duke Energy Florida LLC, 1st Mortgage Notes:
334,000	A	2.500% due 12/1/29	352,166
504,000	A	1.750% due 6/15/30	499,031
24,000	A	4.200% due 7/15/48	29,645
335,000	A	Duke Energy Ohio Inc., 1st Mortgage Notes, 3.650% due 2/1/29	376,055
		Duke Energy Progress LLC, 1st Mortgage Notes:
130,000	A	3.450% due 3/15/29	145,273
162,000	A	4.100% due 5/15/42	193,576
48,000	A	4.100% due 3/15/43	58,588
67,000	A	2.900% due 8/15/51	67,568
		Edison International, Senior Unsecured Notes:
91,000	BBB-	4.950% due 4/15/25	100,960
72,000	BBB-	5.750% due 6/15/27	82,368
87,000	A	Entergy Arkansas LLC, 1st Mortgage Notes, 3.350% due 6/15/52	96,215
		Entergy Louisiana LLC:
		1st Mortgage Notes:
168,000	A	1.600% due 12/15/30	163,713
60,000	A	2.900% due 3/15/51	60,474
47,000	A	Collateral Trust, 3.050% due 6/1/31	51,315
60,000	A	Entergy Texas Inc., 1st Mortgage Notes, 3.450% due 12/1/27	65,463

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.2% — (continued)
$775,000	A-	Evergy Missouri West Inc., Senior Unsecured Notes, 8.270% due 11/15/21	$786,873
		Exelon Corp., Senior Unsecured Notes:
143,000	BBB	5.625% due 6/15/35	189,944
143,000	BBB	4.700% due 4/15/50	183,287
		FirstEnergy Corp., Senior Unsecured Notes:
60,000	BB	1.600% due 1/15/26	59,470
310,000	BB	4.400% due 7/15/27	348,295
550,000	BB	7.375% due 11/15/31	769,522
453,000	A+	Florida Power & Light Co., 1st Mortgage Notes, 3.950% due 3/1/48	556,941
400,000	BBB+	ITC Holdings Corp., Senior Unsecured Notes, 4.050% due 7/1/23	421,444
700,000	BB+	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	760,249
		MidAmerican Energy Co., 1st Mortgage Notes:
255,000	A+	3.100% due 5/1/27	279,644
100,000	A+	3.650% due 4/15/29	113,675
100,000	A+	3.150% due 4/15/50	106,480
		Northern States Power Co., 1st Mortgage Notes:
114,000	A	2.900% due 3/1/50	118,593
85,000	A	2.600% due 6/1/51	82,724
50,000	A	3.200% due 4/1/52	54,827
		NRG Energy Inc., Senior Secured Notes:
155,000	BBB-	2.450% due 12/2/27(a)	157,671
122,000	BBB-	4.450% due 6/15/29(a)	136,784
		Ohio Power Co., Senior Unsecured Notes:
118,000	A-	1.625% due 1/15/31	115,055
29,000	A-	4.000% due 6/1/49	35,029
		Oncor Electric Delivery Co. LLC, Senior Secured Notes:
168,000	A+	3.700% due 11/15/28	191,120
98,000	A+	3.100% due 9/15/49	104,829
148,000	A	PECO Energy Co., 1st Mortgage Notes, 3.050% due 3/15/51	156,845
500,000	BBB	Public Service Co. of New Mexico, Senior Unsecured Notes, 3.850% due 8/1/25	544,916
		Public Service Electric & Gas Co., 1st Mortgage Notes:
23,000	A	3.000% due 5/15/27	25,065
199,000	A	3.200% due 5/15/29	220,033
		Southern California Edison Co., 1st Mortgage Notes:
3,214	A-	1.845% due 2/1/22	3,217
486,000	A-	3.700% due 8/1/25	532,019
206,000	A-	1.200% due 2/1/26	205,270
97,000	A-	4.200% due 3/1/29	110,159
134,000	A	Southwestern Public Services Co., 1st Mortgage Notes, 3.150% due 5/1/50	141,869
115,000	BBB+	Tampa Electric Co., Senior Unsecured Notes, 3.625% due 6/15/50	130,288
800,000	A-	Tucson Electric Power Co., Senior Unsecured Notes, 3.850% due 3/15/23	834,198
		Virginia Electric & Power Co., Senior Unsecured Notes:
33,000	BBB+	6.000% due 1/15/36	46,271
68,000	BBB+	6.000% due 5/15/37	96,227
55,000	BBB+	4.650% due 8/15/43	70,160
94,000	BBB+	4.200% due 5/15/45	114,271
		Vistra Operations Co. LLC, Senior Secured Notes:
92,000	BBB-	3.700% due 1/30/27(a)	97,701
323,000	BBB-	4.300% due 7/15/29(a)	348,716

		Total Electric	15,754,725

Electronics — 0.0%
190,000	BBB+	Agilent Technologies Inc., Senior Unsecured Notes, 2.300% due 3/12/31	192,620
		Honeywell International Inc., Senior Unsecured Notes:
110,000	A	1.350% due 6/1/25	112,288

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electronics — 0.0% — (continued)
$28,000	A	3.812% due 11/21/47	$34,027

		Total Electronics	338,935

Engineering & Construction — 0.0%
87,000	B-	PowerTeam Services LLC, Senior Secured Notes, 9.033% due 12/4/25(a)	95,156

Environmental Control — 0.0%
		Republic Services Inc., Senior Unsecured Notes:
130,000	BBB+	2.500% due 8/15/24	136,512
219,000	BBB+	3.375% due 11/15/27	241,549
98,000	A-	Waste Management Inc., Company Guaranteed Notes, 2.000% due 6/1/29	99,898
109,000	B-	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(a)	111,225

		Total Environmental Control	589,184

Food — 0.3%
50,000	A	Hershey Co. (The), Senior Unsecured Notes, 0.900% due 6/1/25	50,197
275,000	BB+	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., Senior Unsecured Notes, 5.500% due 1/15/30(a)	310,695
		Kraft Heinz Foods Co., Company Guaranteed Notes:
10,000	BB+	3.000% due 6/1/26	10,610
40,000	BB+	4.250% due 3/1/31	46,229
10,000	BB+	6.750% due 3/15/32	13,561
40,000	BB+	5.000% due 7/15/35	49,673
30,000	BB+	6.875% due 1/26/39	44,864
10,000	BB+	7.125% due 8/1/39(a)	15,193
10,000	BB+	4.625% due 10/1/39	11,916
445,000	BB+	5.000% due 6/4/42	563,516
150,000	BB+	5.200% due 7/15/45	192,684
678,000	BB+	4.375% due 6/1/46	786,722
80,000	BB+	5.500% due 6/1/50	106,808
		Mars Inc., Company Guaranteed Notes:
110,000	A	2.700% due 4/1/25(a)	116,806
350,000	A	3.200% due 4/1/30(a)	387,457
		Mondelez International Inc., Senior Unsecured Notes:
330,000	BBB	1.500% due 5/4/25	336,259
95,000	BBB	2.750% due 4/13/30	100,700
325,000	B+	Post Holdings Inc., Senior Unsecured Notes, 4.500% due 9/15/31(a)	328,250
200,000	A-	Seven & i Holdings Co., Ltd., Senior Unsecured Notes, 3.350% due 9/17/21(a)	200,254
285,000	BBB+	Tyson Foods Inc., Senior Unsecured Notes, 3.900% due 9/28/23	304,438

		Total Food	3,976,832

Forest Products & Paper — 0.1%
215,000	BB-	Clearwater Paper Corp., Company Guaranteed Notes, 4.750% due 8/15/28(a)	221,009
		Georgia-Pacific LLC, Senior Unsecured Notes:
175,000	A+	3.600% due 3/1/25(a)	190,434
236,000	A+	0.950% due 5/15/26(a)	234,428
70,000	BBB	International Paper Co., Senior Unsecured Notes, 4.800% due 6/15/44	90,307
		Suzano Austria GmbH, Company Guaranteed Notes:
380,000	BBB-	3.750% due 1/15/31	399,479
170,000	BBB-	3.125% due 1/15/32	170,722

		Total Forest Products & Paper	1,306,379

Gas — 0.1%
82,000	A-	Atmos Energy Corp., Senior Unsecured Notes, 4.125% due 10/15/44	98,010
244,000	BBB+	CenterPoint Energy Resources Corp., Senior Unsecured Notes, 1.750% due 10/1/30	237,821
123,000	BBB+	Piedmont Natural Gas Co., Inc., Senior Unsecured Notes, 3.500% due 6/1/29	136,073

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Gas — 0.1% — (continued)
$250,000	A-	Southern Co. Gas Capital Corp., Company Guaranteed Notes, 4.400% due 5/30/47	$300,798

		Total Gas	772,702

Healthcare — Products — 0.1%
		Abbott Laboratories, Senior Unsecured Notes:
164,000	A+	3.750% due 11/30/26	185,645
70,000	A+	4.750% due 11/30/36	90,798
150,000	A+	4.900% due 11/30/46	208,179
62,000	BBB	Boston Scientific Corp., Senior Unsecured Notes, 2.650% due 6/1/30	64,630
100,000	BB-	Hologic Inc., Company Guaranteed Notes, 4.625% due 2/1/28(a)	106,504
61,000	A	Medtronic Inc., Company Guaranteed Notes, 3.500% due 3/15/25	66,654
13,000	WR(b)	St Jude Medical LLC, Senior Unsecured Notes, 4.750% due 4/15/43	16,271
403,000	BBB+	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 4.497% due 3/25/30	481,485

		Total Healthcare — Products	1,220,166

Healthcare — Services — 0.9%
		Aetna Inc., Senior Unsecured Notes:
40,000	BBB	2.800% due 6/15/23	41,515
48,000	BBB	6.625% due 6/15/36	70,075
		Anthem Inc., Senior Unsecured Notes:
1,120,000	A	3.650% due 12/1/27	1,254,716
133,000	A	4.550% due 3/1/48	169,663
33,000	A	4.850% due 8/15/54	42,899
		Centene Corp., Senior Unsecured Notes:
30,000	BBB-	4.625% due 12/15/29	32,944
30,000	BBB-	3.375% due 2/15/30	31,387
1,050,000	BBB-	3.000% due 10/15/30	1,084,742
		CommonSpirit Health:
30,000	BBB+	Secured Notes, 4.350% due 11/1/42	35,453
		Senior Secured Notes:
205,000	BBB+	3.347% due 10/1/29	222,860
190,000	BBB+	2.782% due 10/1/30	198,970
95,000	BBB+	3.910% due 10/1/50	106,546
355,000	BBB	Fresenius Medical Care US Finance III Inc., Company Guaranteed Notes, 1.875% due 12/1/26(a)	358,597
		HCA Inc., Senior Secured Notes:
598,000	BBB-	5.000% due 3/15/24	657,946
1,059,000	BBB-	5.250% due 4/15/25	1,209,420
152,000	BBB-	5.250% due 6/15/26	175,759
76,000	BBB-	4.500% due 2/15/27	86,197
1,429,000	BBB-	4.125% due 6/15/29	1,618,377
160,000	BBB-	5.500% due 6/15/47	211,551
295,000	BBB-	5.250% due 6/15/49	384,584
		Humana Inc., Senior Unsecured Notes:
280,000	BBB+	3.150% due 12/1/22	287,797
201,000	BBB+	4.500% due 4/1/25	224,286
128,000	BBB+	1.350% due 2/3/27	127,523
30,000	BBB+	3.950% due 3/15/27	33,734
70,000	BBB+	4.625% due 12/1/42	87,309
40,000	BBB+	4.950% due 10/1/44	52,347
35,000	BBB+	3.950% due 8/15/49	41,102
500,000	AA-	Kaiser Foundation Hospitals, Company Guaranteed Notes, 3.150% due 5/1/27	549,331
		Molina Healthcare Inc., Senior Unsecured Notes:
255,000	BB-	5.375% due 11/15/22	264,690
564,000	BB-	3.875% due 11/15/30(a)	602,146

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 0.9% — (continued)
		UnitedHealth Group Inc., Senior Unsecured Notes:
$20,000	A+	2.375% due 10/15/22	$20,478
60,000	A+	3.500% due 6/15/23	63,397
70,000	A+	3.750% due 7/15/25	77,777
60,000	A+	1.250% due 1/15/26	60,803
50,000	A+	3.875% due 12/15/28	57,766
50,000	A+	2.000% due 5/15/30	50,813
305,000	A+	4.750% due 7/15/45	406,941
223,000	A+	3.750% due 10/15/47	261,115
40,000	A+	4.250% due 6/15/48	50,506
30,000	A+	4.450% due 12/15/48	39,053
100,000	A+	3.700% due 8/15/49	116,431
120,000	A+	3.875% due 8/15/59	145,318
20,000	A+	3.125% due 5/15/60	21,060

		Total Healthcare — Services	11,635,924

Home Builders — 0.0%
		DR Horton Inc., Company Guaranteed Notes:
69,000	BBB	2.600% due 10/15/25	72,928
248,000	BBB	1.300% due 10/15/26	247,772
130,000	BBB-	Lennar Corp., Company Guaranteed Notes, 4.750% due 11/29/27	151,459
10,000	BBB-	MDC Holdings Inc., Company Guaranteed Notes, 6.000% due 1/15/43	12,899
50,000	BB+	Toll Brothers Finance Corp., Company Guaranteed Notes, 4.375% due 4/15/23	52,188

		Total Home Builders	537,246

Insurance — 0.5%
		American International Group Inc., Senior Unsecured Notes:
90,000	BBB+	2.500% due 6/30/25	94,684
281,000	BBB+	4.800% due 7/10/45	362,972
		Aon Corp., Company Guaranteed Notes:
22,000	A-	4.500% due 12/15/28	25,788
407,000	A-	2.800% due 5/15/30	430,896
535,000	A+	Athene Global Funding, Senior Secured Notes, 0.750% (SOFR + 0.700%) due 5/24/24(a)(c)	538,260
		Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
400,000	AA	4.400% due 5/15/42	506,203
350,000	AA	4.250% due 1/15/49	440,188
70,000	A	Chubb INA Holdings Inc., Company Guaranteed Notes, 3.350% due 5/3/26	77,026
100,000	BBB+	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)	146,061
900,000	BBB+	Farmers Exchange Capital II, Subordinated Notes, 6.151% (3-Month USD-LIBOR + 3.744%) due 11/1/53(a)(c)	1,180,428
4,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	4,847
		Marsh & McLennan Cos., Inc., Senior Unsecured Notes:
69,000	A-	4.375% due 3/15/29	81,194
268,000	A-	2.250% due 11/15/30	274,731
620,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	798,074
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 2.409% (3-Month USD-LIBOR + 2.290%) due 12/15/24(a)(c)	851,072
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
24,000	AA-	6.850% due 12/16/39(a)	36,904
348,000	AA-	4.900% due 9/15/44(a)	458,824
85,000	AA-	4.270% due 5/15/47(a)	104,854
595,000	AA-	3.300% due 5/15/50(a)	640,419
67,000	BBB	Willis North America Inc., Company Guaranteed Notes, 2.950% due 9/15/29	71,193

		Total Insurance	7,124,618

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Internet — 0.4%
		Alphabet Inc., Senior Unsecured Notes:
$40,000	AA+	0.450% due 8/15/25	$39,646
70,000	AA+	0.800% due 8/15/27	68,494
80,000	AA+	1.100% due 8/15/30	76,137
140,000	AA+	2.050% due 8/15/50	127,062
		Amazon.com Inc., Senior Unsecured Notes:
190,000	AA	0.800% due 6/3/25	190,507
240,000	AA	1.200% due 6/3/27	241,127
130,000	AA	3.150% due 8/22/27	143,959
120,000	AA	1.500% due 6/3/30	118,086
320,000	AA	2.100% due 5/12/31	328,843
80,000	AA	3.875% due 8/22/37	95,524
360,000	AA	2.875% due 5/12/41	377,666
160,000	AA	4.950% due 12/5/44	220,239
100,000	AA	4.050% due 8/22/47	123,705
200,000	AA	2.500% due 6/3/50	192,055
40,000	AA	4.250% due 8/22/57	52,171
69,000	BBB-	Expedia Group Inc., Company Guaranteed Notes, 3.250% due 2/15/30	71,639
		Prosus NV, Senior Unsecured Notes:
200,000	BBB-	3.680% due 1/21/30(a)	208,445
940,000	BBB-	3.061% due 7/13/31(a)	920,698
		Tencent Holdings Ltd., Senior Unsecured Notes:
407,000	A+	2.985% due 1/19/23(a)	419,287
165,000	A+	3.975% due 4/11/29(a)	183,151
870,000	A+	3.680% due 4/22/41(a)	918,632
350,000	A+	3.840% due 4/22/51(a)	379,309

		Total Internet	5,496,382

Investment Companies — 0.1%
		Ares Capital Corp., Senior Unsecured Notes:
131,000	BBB-	4.250% due 3/1/25	141,361
119,000	BBB-	3.250% due 7/15/25	125,816
460,000	BBB-	2.150% due 7/15/26	463,648

		Total Investment Companies	730,825

Iron/Steel — 0.0%
30,000	BBB-	ArcelorMittal SA, Senior Unsecured Notes, 7.000% due 10/15/39	43,093
125,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	175,481

		Total Iron/Steel	218,574

Leisure Time — 0.0%
110,000	B	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	108,909

Lodging — 0.1%
		Las Vegas Sands Corp., Senior Unsecured Notes:
270,000	BBB-	3.200% due 8/8/24	281,327
50,000	BBB-	2.900% due 6/25/25	51,673
97,000	BBB-	Marriott International Inc., Senior Unsecured Notes, 4.625% due 6/15/30	111,599
		Sands China Ltd., Senior Unsecured Notes:
400,000	BBB-	5.125% due 8/8/25	445,276
200,000	BBB-	3.800% due 1/8/26	212,592

		Total Lodging	1,102,467

Machinery — Diversified — 0.0%
		Deere & Co., Senior Unsecured Notes:
40,000	A	3.100% due 4/15/30	44,313

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Machinery — Diversified — 0.0% — (continued)
$130,000	A	3.750% due 4/15/50	$159,035
320,000	BBB-	nVent Finance Sarl, Company Guaranteed Notes, 3.950% due 4/15/23	334,175
80,000	BBB	Otis Worldwide Corp., Senior Unsecured Notes, 2.056% due 4/5/25	82,922

		Total Machinery — Diversified	620,445

Media — 1.1%
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
130,000	BB	5.125% due 5/1/27(a)	136,070
100,000	BB	4.500% due 5/1/32	104,633
700,000	BB	4.500% due 6/1/33(a)	725,316
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
300,000	BBB-	4.908% due 7/23/25	339,877
210,000	BBB-	3.750% due 2/15/28	232,536
260,000	BBB-	4.200% due 3/15/28	294,636
50,000	BBB-	5.375% due 4/1/38	61,922
756,000	BBB-	6.484% due 10/23/45	1,056,582
836,000	BBB-	5.750% due 4/1/48	1,076,507
330,000	BBB-	4.800% due 3/1/50	385,910
140,000	BBB-	4.400% due 12/1/61	153,357
160,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	177,717
		Comcast Corp., Company Guaranteed Notes:
10,000	A-	3.100% due 4/1/25	10,756
30,000	A-	3.950% due 10/15/25	33,484
80,000	A-	3.150% due 3/1/26	86,890
177,000	A-	3.300% due 4/1/27	194,923
1,077,000	A-	4.150% due 10/15/28	1,250,966
342,000	A-	2.650% due 2/1/30	360,371
556,000	A-	3.400% due 4/1/30	619,113
200,000	A-	4.250% due 10/15/30	236,272
56,000	A-	7.050% due 3/15/33	82,072
7,000	A-	6.500% due 11/15/35	10,221
50,000	A-	3.900% due 3/1/38	58,360
20,000	A-	3.250% due 11/1/39	21,782
20,000	A-	3.750% due 4/1/40	23,005
27,000	A-	4.750% due 3/1/44	34,666
111,000	A-	3.400% due 7/15/46	121,145
82,000	A-	4.000% due 8/15/47	97,157
272,000	A-	3.969% due 11/1/47	320,162
20,000	A-	4.000% due 3/1/48	23,553
23,000	A-	3.999% due 11/1/49	27,402
80,000	A-	3.450% due 2/1/50	88,110
520,000	A-	2.800% due 1/15/51	506,576
29,000	A-	2.887% due 11/1/51(a)	28,875
21,000	A-	4.049% due 11/1/52	25,431
439,000	A-	2.937% due 11/1/56(a)	433,644
95,000	A-	2.987% due 11/1/63(a)	93,884
		Cox Communications Inc., Senior Unsecured Notes:
82,000	BBB	3.150% due 8/15/24(a)	87,222
70,000	BBB	3.850% due 2/1/25(a)	76,255
3,000	BBB	3.350% due 9/15/26(a)	3,268
97,000	BBB	3.600% due 6/15/51(a)	102,730
600,000	CCC	Diamond Sports Group LLC/Diamond Sports Finance Co., Senior Secured Notes, 5.375% due 8/15/26(a)	398,670

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Media — 1.1% — (continued)
		DISH DBS Corp., Company Guaranteed Notes:
$140,000	B-	7.750% due 7/1/26	$160,538
70,000	B-	5.125% due 6/1/29(a)	69,738
		Fox Corp., Senior Unsecured Notes:
200,000	BBB	4.030% due 1/25/24	215,597
240,000	BBB	5.476% due 1/25/39	311,685
425,000	B+	Sinclair Television Group Inc., Senior Secured Notes, 4.125% due 12/1/30(a)	416,022
		Time Warner Cable LLC, Senior Secured Notes:
230,000	BBB-	7.300% due 7/1/38	335,271
100,000	BBB-	5.875% due 11/15/40	128,906
490,000	BBB-	5.500% due 9/1/41	612,686
240,000	BBB-	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	357,836
		ViacomCBS Inc., Senior Unsecured Notes:
10,000	BBB	3.875% due 4/1/24	10,716
255,000	BBB	4.200% due 5/19/32	294,821
141,000	BBB	4.375% due 3/15/43	165,081
		Virgin Media Secured Finance PLC, Senior Secured Notes:
225,000	BB-	5.500% due 5/15/29(a)	241,313
525,000	BB-	4.500% due 8/15/30(a)	533,164
		Walt Disney Co. (The), Company Guaranteed Notes:
25,000	BBB+	6.200% due 12/15/34	35,576
30,000	BBB+	6.650% due 11/15/37	45,788

		Total Media	14,136,766

Mining — 0.5%
		Anglo American Capital PLC, Company Guaranteed Notes:
350,000	BBB	3.625% due 9/11/24(a)	377,720
617,000	BBB	4.750% due 4/10/27(a)	712,820
200,000	BBB	4.000% due 9/11/27(a)	223,599
212,000	BBB	2.250% due 3/17/28(a)	215,038
40,000	BBB	Barrick Gold Corp., Senior Unsecured Notes, 5.250% due 4/1/42	52,847
		Barrick North America Finance LLC, Company Guaranteed Notes:
70,000	BBB	5.700% due 5/30/41	96,850
190,000	BBB	5.750% due 5/1/43	266,792
150,000	A	BHP Billsiton Finance USA Ltd., Company Guaranteed Notes, 5.000% due 9/30/43	208,076
		Freeport-McMoRan Inc., Company Guaranteed Notes:
10,000	BB+	3.875% due 3/15/23	10,350
10,000	BB+	4.550% due 11/14/24	10,837
70,000	BB+	5.450% due 3/15/43	89,690
		Glencore Funding LLC, Company Guaranteed Notes:
820,000	BBB+	4.125% due 3/12/24(a)	882,090
210,000	BBB+	4.625% due 4/29/24(a)	230,066
25,000	BBB+	1.625% due 4/27/26(a)	25,103
159,000	BBB+	4.000% due 3/27/27(a)	176,018
308,000	BBB+	2.500% due 9/1/30(a)	307,715
138,000	BBB+	2.850% due 4/27/31(a)	141,395
		Indonesia Asahan Aluminium Persero PT, Senior Unsecured Notes:
200,000	Baa2(b)	4.750% due 5/15/25	218,272
200,000	Baa2(b)	6.530% due 11/15/28(a)	245,867
860,000	BBB+	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	1,106,936
		Teck Resources Ltd., Senior Unsecured Notes:
200,000	BBB-	3.900% due 7/15/30	218,265
10,000	BBB-	6.000% due 8/15/40	12,921
90,000	BB+	Yamana Gold Inc., Company Guaranteed Notes, 4.625% due 12/15/27	100,893

		Total Mining	5,930,160

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Miscellaneous Manufacturers — 0.2%
		3M Co., Senior Unsecured Notes:
$150,000	A+	2.375% due 8/26/29	$158,152
30,000	A+	3.050% due 4/15/30	33,024
190,000	A+	3.700% due 4/15/50	225,873
160,000	A-	Eaton Corp., Company Guaranteed Notes, 4.150% due 11/2/42	193,286
		General Electric Co., Senior Unsecured Notes:
30,000	BBB+	3.450% due 5/1/27	33,113
70,000	BBB+	3.625% due 5/1/30	78,789
610,000	BBB+	6.750% due 3/15/32	847,331
1,025,000	BBB+	0.605% (3-Month USD-LIBOR + 0.480%) due 8/15/36(c)	891,826
95,000	BBB+	6.875% due 1/10/39	143,873
156,000	BBB+	Parker-Hannifin Corp., Senior Unsecured Notes, 3.250% due 6/14/29	169,775
		Textron Inc., Senior Unsecured Notes:
70,000	BBB	3.650% due 3/15/27	77,698
218,000	BBB	3.900% due 9/17/29	246,111

		Total Miscellaneous Manufacturers	3,098,851

Oil & Gas — 1.6%
		Apache Corp., Senior Unsecured Notes:
181,000	BB+	3.250% due 4/15/22	182,830
220,000	BB+	4.375% due 10/15/28	237,688
20,000	BB+	5.250% due 2/1/42	22,143
30,000	BB+	4.750% due 4/15/43	32,223
60,000	BB+	4.250% due 1/15/44	61,011
		BP Capital Markets America Inc., Company Guaranteed Notes:
230,000	A-	3.216% due 11/28/23	243,098
30,000	A-	3.790% due 2/6/24	32,186
300,000	A-	3.410% due 2/11/26	328,140
110,000	A-	3.633% due 4/6/30	124,377
		BP Capital Markets PLC, Company Guaranteed Notes:
270,000	A-	3.814% due 2/10/24	291,148
30,000	A-	3.535% due 11/4/24	32,529
270,000	A-	3.506% due 3/17/25	293,915
		Chevron Corp., Senior Unsecured Notes:
190,000	AA-	1.554% due 5/11/25	194,945
230,000	AA-	2.954% due 5/16/26	249,468
70,000	AA-	1.995% due 5/11/27	72,674
		Chevron USA Inc., Company Guaranteed Notes:
240,000	AA-	3.850% due 1/15/28	272,843
110,000	AA-	5.250% due 11/15/43	151,552
81,000	AA-	5.050% due 11/15/44	109,694
30,000	AA-	4.950% due 8/15/47	41,243
		Cimarex Energy Co., Senior Unsecured Notes:
470,000	BBB-	3.900% due 5/15/27	519,450
150,000	BBB-	4.375% due 3/15/29	170,705
		ConocoPhillips, Company Guaranteed Notes:
80,000	A-	3.750% due 10/1/27(a)	90,047
550,000	A-	4.300% due 8/15/28(a)	637,811
		Continental Resources Inc., Company Guaranteed Notes:
870,000	BB+	3.800% due 6/1/24	929,812
30,000	BB+	4.900% due 6/1/44	33,834
		Devon Energy Corp., Senior Unsecured Notes:
708,000	BBB-	5.850% due 12/15/25	824,637
32,000	BBB-	5.250% due 10/15/27(a)	34,053

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 1.6% — (continued)
$20,000	BBB-	4.500% due 1/15/30(a)	$21,843
460,000	BBB-	5.600% due 7/15/41	574,922
10,000	BBB-	4.750% due 5/15/42	11,480
280,000	BBB-	5.000% due 6/15/45	331,561
		Diamondback Energy Inc., Company Guaranteed Notes:
81,000	BBB-	3.250% due 12/1/26	86,843
484,000	BBB-	3.500% due 12/1/29	521,403
381,000	BBB-	3.125% due 3/24/31	397,127
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BB+	4.125% due 1/16/25	99,482
760,000	BB+	5.875% due 5/28/45	815,936
29,000	BB-	Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes, 5.750% due 1/30/28(a)	30,559
		EOG Resources Inc., Senior Unsecured Notes:
14,000	A-	3.150% due 4/1/25	15,029
10,000	A-	4.150% due 1/15/26	11,219
210,000	A-	4.375% due 4/15/30	248,374
260,000	A-	3.900% due 4/1/35	300,384
170,000	A-	4.950% due 4/15/50	228,961
		EQT Corp., Senior Unsecured Notes:
20,000	BB+	3.000% due 10/1/22	20,447
10,000	BB+	6.625% due 2/1/25	11,475
70,000	BB+	3.900% due 10/1/27	75,673
10,000	BB+	5.000% due 1/15/29	11,387
80,000	BB+	3.625% due 5/15/31(a)	84,511
		Exxon Mobil Corp., Senior Unsecured Notes:
20,000	AA-	1.571% due 4/15/23	20,410
430,000	AA-	2.992% due 3/19/25	460,266
380,000	AA-	3.043% due 3/1/26	412,280
180,000	AA-	3.482% due 3/19/30	202,670
70,000	AA-	4.114% due 3/1/46	83,734
110,000	AA-	4.327% due 3/19/50	137,637
100,000	AA-	3.452% due 4/15/51	110,706
200,000	Baa2(b)	KazMunayGas National Co. JSC, Senior Unsecured Notes, 5.375% due 4/24/30	239,998
28,000	BBB	Marathon Petroleum Corp., Senior Unsecured Notes, 6.500% due 3/1/41	38,995
30,000	BB-	MEG Energy Corp., Company Guaranteed Notes, 5.875% due 2/1/29(a)	30,714
		Occidental Petroleum Corp., Senior Unsecured Notes:
200,000	BB	6.950% due 7/1/24	225,291
760,000	BB	5.550% due 3/15/26	848,350
90,000	BB	3.400% due 4/15/26	92,587
140,000	BB	7.500% due 5/1/31	183,375
75,000	BB	7.875% due 9/15/31	99,736
150,000	BB	4.500% due 7/15/44	153,207
90,000	BB	4.625% due 6/15/45	93,275
30,000	BB	4.100% due 2/15/47	29,373
560,000	BB	4.200% due 3/15/48	539,680
200,000	Baa2(b)	Pertamina Persero PT, Senior Unsecured Notes, 3.100% due 8/27/30(a)	209,296
360,000	BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.750% due 2/1/29	411,673
		Petroleos Mexicanos, Company Guaranteed Notes:
199,000	BBB	6.625% due 6/15/35	193,026
1,170,000	BBB	6.750% due 9/21/47	1,034,865
185,000	BBB	7.690% due 1/23/50	177,972
170,000	BBB	6.950% due 1/28/60	150,248
200,000	A-	Petronas Capital Ltd., Company Guaranteed Notes, 2.480% due 1/28/32(a)	203,905

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 1.6% — (continued)
		Pioneer Natural Resources Co., Senior Unsecured Notes:
$30,000	BBB	1.125% due 1/15/26	$29,736
250,000	BBB	2.150% due 1/15/31	245,108
		Qatar Petroleum, Senior Unsecured Notes:
390,000	AA-	2.250% due 7/12/31(a)	393,825
240,000	AA-	3.125% due 7/12/41(a)	247,596
250,000	AA-	3.300% due 7/12/51(a)	258,763
		Range Resources Corp., Company Guaranteed Notes:
8,000	B+	5.875% due 7/1/22	8,181
105,000	B+	5.000% due 3/15/23	107,894
50,000	B+	4.875% due 5/15/25	51,812
		Shell International Finance BV, Company Guaranteed Notes:
260,000	A+	2.875% due 5/10/26	280,975
300,000	A+	3.875% due 11/13/28	344,924
60,000	A+	2.750% due 4/6/30	64,229
90,000	A+	4.550% due 8/12/43	114,108
220,000	A+	4.375% due 5/11/45	274,206
40,000	A+	4.000% due 5/10/46	47,841
480,000	A+	3.250% due 4/6/50	519,270
400,000	A+	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	436,492
20,000	BB-	Southwestern Energy Co., Senior Unsecured Notes, 5.375% due 3/15/30	20,792
		Suncor Energy Inc., Senior Unsecured Notes:
58,000	BBB+	6.800% due 5/15/38	83,348
51,000	BBB+	6.850% due 6/1/39	74,773
425,000	BB-	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes, 4.500% due 5/15/29	430,976
85,090	B-	Transocean Pontus Ltd., Senior Secured Notes, 6.125% due 8/1/25(a)	84,688
140,000	B-	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(a)	135,625

		Total Oil & Gas	20,751,103

Oil & Gas Services — 0.0%
		Halliburton Co., Senior Unsecured Notes:
14,000	BBB+	3.800% due 11/15/25	15,420
20,000	BBB+	4.850% due 11/15/35	23,703
50,000	BBB+	5.000% due 11/15/45	60,118
		Schlumberger Holdings Corp., Senior Unsecured Notes:
90,000	A	4.000% due 12/21/25(a)	100,011
171,000	A	3.900% due 5/17/28(a)	191,353
20,900	B-	Transocean Phoenix 2 Ltd., Senior Secured Notes, 7.750% due 10/15/24(a)	21,240
68,750	B-	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(a)	67,805

		Total Oil & Gas Services	479,650

Packaging & Containers — 0.1%
236,000	BBB	Amcor Flexibles North America Inc., Company Guaranteed Notes, 2.690% due 5/25/31	246,229
130,000	BB+	Ball Corp., Company Guaranteed Notes, 4.000% due 11/15/23	137,638
		Berry Global Inc., Senior Secured Notes:
530,000	BBB-	1.570% due 1/15/26(a)	535,337
510,000	BBB-	4.875% due 7/15/26(a)	538,458
24,000	B+	OI European Group BV, Company Guaranteed Notes, 4.000% due 3/15/23(a)	24,865
20,000	BBB	WestRock RKT LLC, Company Guaranteed Notes, 4.000% due 3/1/23	20,859

		Total Packaging & Containers	1,503,386

Pharmaceuticals — 1.8%
		AbbVie Inc., Senior Unsecured Notes:
100,000	BBB+	3.450% due 3/15/22	101,174
680,000	BBB+	2.300% due 11/21/22	695,649

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 1.8% — (continued)
$30,000	BBB+	3.750% due 11/14/23	$32,026
730,000	BBB+	2.600% due 11/21/24	769,436
260,000	BBB+	3.800% due 3/15/25	283,662
100,000	BBB+	3.600% due 5/14/25	108,748
150,000	BBB+	2.950% due 11/21/26	161,741
880,000	BBB+	3.200% due 11/21/29	962,264
171,000	BBB+	4.550% due 3/15/35	208,692
396,000	BBB+	4.500% due 5/14/35	481,804
546,000	BBB+	4.300% due 5/14/36	651,309
175,000	BBB+	4.050% due 11/21/39	205,673
7,000	BBB+	4.625% due 10/1/42	8,690
489,000	BBB+	4.400% due 11/6/42	595,392
150,000	BBB+	4.750% due 3/15/45	190,116
230,000	BBB+	4.250% due 11/21/49	279,018
255,000	WR(b)	Allergan Funding SCS, Company Guaranteed Notes, 4.550% due 3/15/35	279,566
330,000	A-	AstraZeneca PLC, Senior Unsecured Notes, 1.375% due 8/6/30	317,964
		Bayer US Finance II LLC, Company Guaranteed Notes:
280,000	BBB	4.250% due 12/15/25(a)	311,914
625,000	BBB	4.375% due 12/15/28(a)	718,463
285,000	BBB	4.625% due 6/25/38(a)	342,252
140,000	BBB	4.400% due 7/15/44(a)	163,982
670,000	BBB	4.875% due 6/25/48(a)	849,220
		Becton Dickinson & Co., Senior Unsecured Notes:
377,000	BBB	3.363% due 6/6/24	402,688
17,000	BBB	3.734% due 12/15/24	18,462
47,000	BBB	4.685% due 12/15/44	59,853
		Bristol-Myers Squibb Co., Senior Unsecured Notes:
190,000	A+	2.600% due 5/16/22	193,279
60,000	A+	3.550% due 8/15/22	61,921
326,000	A+	2.900% due 7/26/24	347,504
137,000	A+	3.875% due 8/15/25	151,894
240,000	A+	3.200% due 6/15/26	263,727
130,000	A+	3.400% due 7/26/29	146,157
46,000	A+	5.000% due 8/15/45	63,408
		Cigna Corp.:
		Company Guaranteed Notes:
216,000	A-	3.750% due 7/15/23	228,834
65,000	A-	3.500% due 6/15/24	69,640
624,000	A-	4.125% due 11/15/25	697,604
244,000	A-	3.400% due 3/1/27	269,003
720,000	A-	4.375% due 10/15/28	841,004
300,000	A-	4.800% due 8/15/38	376,068
		Senior Unsecured Notes:
210,000	A-	3.200% due 3/15/40	221,312
420,000	A-	3.400% due 3/15/51	449,184
		CVS Health Corp., Senior Unsecured Notes:
340,000	BBB	2.750% due 12/1/22	348,266
28,000	BBB	3.700% due 3/9/23	29,314
116,000	BBB	3.875% due 7/20/25	127,771
180,000	BBB	3.000% due 8/15/26	194,446
207,000	BBB	3.625% due 4/1/27	229,934
162,000	BBB	4.300% due 3/25/28	186,732
620,000	BBB	3.750% due 4/1/30	699,147
140,000	BBB	2.125% due 9/15/31	139,640
500,000	BBB	4.875% due 7/20/35	616,646

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 1.8% — (continued)
$440,000	BBB	4.780% due 3/25/38	$547,907
50,000	BBB	4.125% due 4/1/40	58,203
350,000	BBB	5.125% due 7/20/45	462,207
1,375,000	BBB	5.050% due 3/25/48	1,820,914
30,000	BBB	4.250% due 4/1/50	36,565
134,754	BBB	CVS Pass-Through Trust, Senior Secured Notes, 6.036% due 12/10/28	158,019
202,000	CCC	Endo Dac/Endo Finance LLC/Endo Finco Inc., Company Guaranteed Notes, 6.000% due 6/30/28(a)	126,528
88,000	A-	Evernorth Health Inc., Company Guaranteed Notes, 4.500% due 2/25/26	98,941
		Johnson & Johnson, Senior Unsecured Notes:
100,000	AAA	0.550% due 9/1/25	99,172
400,000	AAA	2.450% due 3/1/26	426,862
210,000	AAA	0.950% due 9/1/27	208,141
110,000	AAA	3.625% due 3/3/37	129,702
425,000	BB	Organon & Co./Organon Foreign Debt Co.-Issuer BV, Senior Secured Notes, 4.125% due 4/30/28(a)	439,004
		Pfizer Inc., Senior Unsecured Notes:
230,000	A+	0.800% due 5/28/25	230,449
160,000	A+	2.625% due 4/1/30	172,177
140,000	A+	1.700% due 5/28/30	140,316
259,000	BBB+	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 3.200% due 9/23/26	281,351
407,000	BBB+	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 2.050% due 3/31/30	405,594
		Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes:
50,000	BB-	3.650% due 11/10/21	50,272
50,000	BB-	2.950% due 12/18/22	50,437
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
300,000	BB-	2.800% due 7/21/23	296,922
220,000	BB-	7.125% due 1/31/25	240,559
540,000	BB-	3.150% due 10/1/26	516,448
130,000	A+	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	186,320

		Total Pharmaceuticals	23,335,203

Pipelines — 1.5%
		Cameron LNG LLC, Senior Secured Notes:
50,000	A	2.902% due 7/15/31(a)	53,890
533,000	A	3.302% due 1/15/35(a)	579,237
323,000	BBB-	Cheniere Corpus Christi Holdings LLC, Senior Secured Notes, 5.125% due 6/30/27	375,956
30,000	BB	Cheniere Energy Partners LP, Company Guaranteed Notes, 4.000% due 3/1/31(a)	31,613
40,000	BB+	DCP Midstream Operating LP, Company Guaranteed Notes, 6.450% due 11/3/36(a)	48,569
38,000	A	Eastern Gas Transmission & Storage Inc., Senior Unsecured Notes, 4.600% due 12/15/44(a)	46,282
		Energy Transfer LP:
140,000	BB	Junior Subordinated Notes, 6.750% (5-Year CMT Index + 5.134%)(c)(d)	141,757
		Senior Unsecured Notes:
230,000	BBB-	5.875% due 1/15/24	253,574
270,000	BBB-	4.500% due 4/15/24	293,339
625,000	BBB-	5.500% due 6/1/27	738,405
303,000	BBB-	4.000% due 10/1/27	337,030
33,000	BBB-	4.950% due 6/15/28	38,260
438,000	BBB-	5.250% due 4/15/29	516,517
380,000	BBB-	8.250% due 11/15/29	525,361
630,000	BBB-	3.750% due 5/15/30	684,816
200,000	BBB-	5.300% due 4/1/44	233,326
10,000	BBB-	5.350% due 5/15/45	11,839
300,000	BBB-	5.400% due 10/1/47	363,514

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 1.5% — (continued)
$200,000	BBB-	6.000% due 6/15/48	$256,684
10,000	BBB-	6.250% due 4/15/49	13,259
720,000	BBB-	5.000% due 5/15/50	844,974
		Enterprise Products Operating LLC, Company Guaranteed Notes:
50,000	BBB+	3.900% due 2/15/24	53,613
780,000	BBB+	4.150% due 10/16/28	896,855
340,000	BBB+	2.800% due 1/31/30	361,201
200,000	BBB+	4.850% due 3/15/44	247,863
300,000	BBB+	3.700% due 1/31/51	324,127
70,000	BBB+	3.950% due 1/31/60	77,934
200,000	Aa2(b)	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes, 2.160% due 3/31/34(a)	199,532
42,000	BBB	Kinder Morgan Energy Partners LP, Company Guaranteed Notes, 6.950% due 1/15/38	60,165
		Kinder Morgan Inc., Company Guaranteed Notes:
480,000	BBB	5.625% due 11/15/23(a)	525,665
290,000	BBB	4.300% due 3/1/28	331,585
240,000	BBB	5.550% due 6/1/45	311,612
10,000	BBB	5.200% due 3/1/48	12,611
35,000	BBB+	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.200% due 10/3/47	39,324
		MPLX LP, Senior Unsecured Notes:
180,000	BBB	4.875% due 6/1/25	202,948
550,000	BBB	4.800% due 2/15/29	644,030
150,000	BBB	4.500% due 4/15/38	171,708
260,000	BBB	4.700% due 4/15/48	304,728
150,000	BBB	5.500% due 2/15/49	194,292
		NGPL PipeCo LLC, Senior Unsecured Notes:
190,000	BBB-	4.875% due 8/15/27(a)	217,587
277,000	BBB-	3.250% due 7/15/31(a)	286,409
		Northern Natural Gas Co., Senior Unsecured Notes:
94,000	A	4.300% due 1/15/49(a)	112,956
50,000	A	3.400% due 10/16/51(a)	52,400
426,000	BBB	Northwest Pipeline LLC, Senior Unsecured Notes, 4.000% due 4/1/27	476,446
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
300,000	BB+	4.950% due 7/15/29(a)	312,496
280,000	BB+	6.875% due 4/15/40(a)	309,782
287,879	CCC+	Ruby Pipeline LLC, Senior Unsecured Notes, 8.000% due 4/1/22(a)(e)	271,137
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
110,000	BBB-	5.625% due 3/1/25	125,421
135,000	BBB-	5.000% due 3/15/27	156,018
550,000	BBB-	4.200% due 3/15/28	618,337
258,000	BBB+	Southern Natural Gas Co. LLC, Senior Unsecured Notes, 8.000% due 3/1/32	371,372
		Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
		Company Guaranteed Notes:
20,000	BB+	5.875% due 4/15/26	20,950
20,000	BB+	5.375% due 2/1/27	20,700
50,000	BB+	6.500% due 7/15/27	54,198
40,000	BB+	5.000% due 1/15/28	42,082
20,000	BB+	6.875% due 1/15/29	22,509
50,000	BB+	5.500% due 3/1/30	55,188
40,000	BB+	4.000% due 1/15/32(a)	41,803
10,000	BB+	Senior Unsecured Notes, 4.875% due 2/1/31	10,891
560,000	BBB	Tennessee Gas Pipeline Co. LLC, Company Guaranteed Notes, 2.900% due 3/1/30(a)	583,686
		Texas Eastern Transmission LP, Senior Unsecured Notes:
30,000	BBB+	2.800% due 10/15/22(a)	30,566
184,000	BBB+	3.500% due 1/15/28(a)	201,627
221,000	BBB+	4.150% due 1/15/48(a)	253,254

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 1.5% — (continued)
		Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes:
$1,178,000	BBB	7.850% due 2/1/26	$1,483,963
650,000	BBB	4.000% due 3/15/28	736,162
		Western Midstream Operating LP, Senior Unsecured Notes:
50,000	BB+	2.229% (3-Month USD-LIBOR + 2.100%) due 1/13/23(c)	49,885
140,000	BB+	4.350% due 2/1/25	147,290
40,000	BB+	4.500% due 3/1/28	43,154
430,000	BB+	5.300% due 2/1/30	479,796
10,000	BB+	5.500% due 8/15/48	11,474
90,000	BB+	6.500% due 2/1/50	106,225
		Williams Cos., Inc. (The), Senior Unsecured Notes:
50,000	BBB	7.500% due 1/15/31	69,951
260,000	BBB	7.750% due 6/15/31	366,444
116,000	BBB	8.750% due 3/15/32	179,898

		Total Pipelines	19,670,052

Real Estate Investment Trusts (REITs) — 0.7%
103,000	BBB+	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 3.800% due 4/15/26	114,854
		American Tower Corp., Senior Unsecured Notes:
197,000	BBB-	1.500% due 1/31/28	193,082
111,000	BBB-	3.950% due 3/15/29	124,775
134,000	BBB-	3.800% due 8/15/29	149,667
208,000	BBB-	2.100% due 6/15/30	205,942
271,000	BBB-	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 3.849% due 4/15/23	285,455
		Crown Castle International Corp., Senior Unsecured Notes:
172,000	BBB-	3.700% due 6/15/26	189,528
120,000	BBB-	3.800% due 2/15/28	133,623
150,000	BBB-	3.100% due 11/15/29	160,271
297,000	BBB-	2.250% due 1/15/31	295,053
74,000	BBB-	4.150% due 7/1/50	86,097
400,000	BBB-	CyrusOne LP/CyrusOne Finance Corp., Company Guaranteed Notes, 3.450% due 11/15/29	420,743
		Duke Realty LP, Senior Unsecured Notes:
392,000	BBB+	2.875% due 11/15/29	418,352
139,000	BBB+	1.750% due 7/1/30	135,251
		Equinix Inc., Senior Unsecured Notes:
427,000	BBB	2.000% due 5/15/28	433,475
118,000	BBB	3.200% due 11/18/29	127,083
		GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes:
795,000	BBB-	5.250% due 6/1/25	892,272
490,000	BBB-	5.375% due 4/15/26	562,407
220,000	BBB-	5.300% due 1/15/29	258,627
467,000	BBB-	4.000% due 1/15/30	504,938
485,000	BBB	Healthcare Realty Trust Inc., Senior Unsecured Notes, 3.625% due 1/15/28	536,022
350,000	BBB	Healthcare Trust of America Holdings LP, Company Guaranteed Notes, 3.100% due 2/15/30	374,518
31,000	BBB+	Healthpeak Properties Inc., Senior Unsecured Notes, 3.400% due 2/1/25	33,275
350,000	BBB	Life Storage LP, Company Guaranteed Notes, 3.875% due 12/15/27	394,967
160,000	BB-	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes, 4.500% due 1/15/28	175,846
		National Retail Properties Inc., Senior Unsecured Notes:
164,000	BBB+	3.100% due 4/15/50	163,186
150,000	BBB+	3.500% due 4/15/51	159,739
67,000	A-	Prologis LP, Senior Unsecured Notes, 3.000% due 4/15/50	70,190
144,000	A-	Realty Income Corp., Senior Unsecured Notes, 3.250% due 1/15/31	159,200
69,000	BB-	SBA Communications Corp., Senior Unsecured Notes, 4.875% due 9/1/24	70,121

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate Investment Trusts (REITs) — 0.7% — (continued)
$800,000	BBB-	SL Green Operating Partnership LP, Company Guaranteed Notes, 3.250% due 10/15/22	$822,110
400,000	BBB+	Ventas Realty LP, Company Guaranteed Notes, 3.750% due 5/1/24	427,993

		Total Real Estate Investment Trusts (REITs)	9,078,662

Retail — 0.4%
		Alimentation Couche-Tard Inc., Company Guaranteed Notes:
250,000	BBB	3.550% due 7/26/27(a)	276,760
76,000	BBB	3.439% due 5/13/41(a)	79,962
		Costco Wholesale Corp., Senior Unsecured Notes:
260,000	A+	1.375% due 6/20/27	263,082
160,000	A+	1.600% due 4/20/30	158,988
		Home Depot Inc. (The), Senior Unsecured Notes:
210,000	A	2.500% due 4/15/27	224,379
70,000	A	3.300% due 4/15/40	77,607
25,000	A	4.200% due 4/1/43	30,931
20,000	A	3.900% due 6/15/47	24,078
210,000	A	3.350% due 4/15/50	234,059
		Lowe’s Cos., Inc., Senior Unsecured Notes:
251,000	BBB+	3.650% due 4/5/29	282,038
70,000	BBB+	4.500% due 4/15/30	83,181
		McDonald’s Corp., Senior Unsecured Notes:
40,000	BBB+	3.300% due 7/1/25	43,392
30,000	BBB+	1.450% due 9/1/25	30,567
140,000	BBB+	3.700% due 1/30/26	155,017
30,000	BBB+	3.500% due 3/1/27	33,205
60,000	BBB+	3.500% due 7/1/27	66,659
340,000	BBB+	3.800% due 4/1/28	384,993
190,000	BBB+	2.125% due 3/1/30	193,525
100,000	BBB+	3.600% due 7/1/30	113,076
155,000	BBB+	4.875% due 12/9/45	204,483
20,000	BBB+	3.625% due 9/1/49	22,486
400,000	BBB+	4.200% due 4/1/50	491,189
360,000	B	Michaels Cos., Inc (The), Senior Secured Notes, 5.250% due 5/1/28(a)	369,900
280,000	BBB+	Starbucks Corp., Senior Unsecured Notes, 2.250% due 3/12/30	286,240
120,000	A	Target Corp., Senior Unsecured Notes, 2.250% due 4/15/25	126,198
		Walmart Inc., Senior Unsecured Notes:
50,000	AA	3.550% due 6/26/25	55,078
100,000	AA	3.050% due 7/8/26	109,559
290,000	AA	3.700% due 6/26/28	331,427

		Total Retail	4,752,059

Savings & Loans — 0.1%
		Nationwide Building Society, Senior Unsecured Notes:
900,000	BBB+	3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(a)(c)	941,293
500,000	BBB+	4.363% (3-Month USD-LIBOR + 1.392%) due 8/1/24(a)(c)	533,631

		Total Savings & Loans	1,474,924

Semiconductors — 0.6%
32,000	A	Applied Materials Inc., Senior Unsecured Notes, 4.350% due 4/1/47	41,100
245,000	BBB-	Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes, 3.875% due 1/15/27	270,540
		Broadcom Inc.:
		Company Guaranteed Notes:
85,000	BBB-	3.625% due 10/15/24	91,970
370,000	BBB-	4.700% due 4/15/25	414,151
280,000	BBB-	3.150% due 11/15/25	300,051

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Semiconductors — 0.6% — (continued)
$469,000	BBB-	4.750% due 4/15/29	$545,281
689,000	BBB-	5.000% due 4/15/30	817,022
264,000	BBB-	4.150% due 11/15/30	297,293
98,000	BBB-	2.450% due 2/15/31(a)	97,075
		Intel Corp., Senior Unsecured Notes:
70,000	A+	3.700% due 7/29/25	77,163
90,000	A+	1.600% due 8/12/28	90,594
54,000	A+	3.734% due 12/8/47	61,877
140,000	A+	4.750% due 3/25/50	187,204
569,000	A+	3.050% due 8/12/51	584,517
168,000	A+	3.200% due 8/12/61	173,828
		KLA Corp., Senior Unsecured Notes:
383,000	BBB+	4.100% due 3/15/29	441,508
159,000	BBB+	3.300% due 3/1/50	173,741
		Lam Research Corp., Senior Unsecured Notes:
38,000	A-	3.750% due 3/15/26	42,495
49,000	A-	4.875% due 3/15/49	67,754
125,000	A-	2.875% due 6/15/50	128,772
150,000	BBB-	Micron Technology Inc., Senior Unsecured Notes, 2.497% due 4/24/23	154,843
		NVIDIA Corp., Senior Unsecured Notes:
320,000	A-	1.550% due 6/15/28	321,794
120,000	A-	3.500% due 4/1/40	136,684
440,000	A-	3.500% due 4/1/50	505,546
160,000	A-	3.700% due 4/1/60	191,098
		NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes:
90,000	BBB	2.700% due 5/1/25(a)	94,736
107,000	BBB	3.150% due 5/1/27(a)	115,060
859,000	BBB	4.300% due 6/18/29(a)	987,804
218,000	BBB	2.500% due 5/11/31(a)	225,413
		QUALCOMM Inc., Senior Unsecured Notes:
30,000	A-	4.650% due 5/20/35	38,137
137,000	A-	4.300% due 5/20/47	174,452
90,000	A+	Texas Instruments Inc., Senior Unsecured Notes, 1.750% due 5/4/30	90,103

		Total Semiconductors	7,939,606

Shipbuilding — 0.0%
		Huntington Ingalls Industries Inc., Company Guaranteed Notes:
185,000	BBB-	3.483% due 12/1/27	201,634
223,000	BBB-	2.043% due 8/16/28(a)	223,313

		Total Shipbuilding	424,947

Software — 0.9%
		Activision Blizzard Inc., Senior Unsecured Notes:
189,000	A-	3.400% due 9/15/26	208,230
144,000	A-	2.500% due 9/15/50	128,620
		Autodesk Inc., Senior Unsecured Notes:
59,000	BBB	4.375% due 6/15/25	65,764
190,000	BBB	2.850% due 1/15/30	202,241
232,000	BBB	Citrix Systems Inc., Senior Unsecured Notes, 3.300% due 3/1/30	244,958
476,000	BBB+	Electronic Arts Inc., Senior Unsecured Notes, 1.850% due 2/15/31	467,768
142,000	BBB	Fidelity National Information Services Inc., Senior Unsecured Notes, 3.100% due 3/1/41	147,946
774,000	BBB	Fiserv Inc., Senior Unsecured Notes, 3.500% due 7/1/29	851,316
		Microsoft Corp., Senior Unsecured Notes:
270,000	AAA	2.875% due 2/6/24	285,016
70,000	AAA	2.700% due 2/12/25	74,694
1,030,000	AAA	2.400% due 8/8/26	1,101,728

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Software — 0.9% — (continued)
$670,000	AAA	3.300% due 2/6/27	$747,303
98,000	AAA	4.200% due 11/3/35	123,272
5,000	AAA	3.450% due 8/8/36	5,859
7,000	AAA	2.525% due 6/1/50	6,983
18,000	AAA	2.921% due 3/17/52	19,334
8,000	AAA	2.675% due 6/1/60	8,074
42,000	AAA	3.041% due 3/17/62	45,582
		Oracle Corp., Senior Unsecured Notes:
570,000	BBB+	1.650% due 3/25/26	580,279
762,000	BBB+	2.800% due 4/1/27	813,499
235,000	BBB+	3.250% due 11/15/27	256,477
520,000	BBB+	2.300% due 3/25/28	537,115
855,000	BBB+	2.875% due 3/25/31	901,621
411,000	BBB+	4.300% due 7/8/34	478,460
506,000	BBB+	3.900% due 5/15/35	570,716
267,000	BBB+	3.850% due 7/15/36	296,551
444,000	BBB+	3.800% due 11/15/37	486,583
214,000	BBB+	3.600% due 4/1/40	227,367
322,000	BBB+	5.375% due 7/15/40	417,436
570,000	BBB+	3.650% due 3/25/41	611,509
		salesforce.com Inc., Senior Unsecured Notes:
130,000	A+	3.250% due 4/11/23	135,892
450,000	A+	3.700% due 4/11/28	512,311
50,000	A+	3.050% due 7/15/61	52,085
		VMware Inc., Senior Unsecured Notes:
135,000	BBB-	1.800% due 8/15/28	133,954
162,000	BBB-	4.700% due 5/15/30	193,794
43,000	BBB-	2.200% due 8/15/31	42,760

		Total Software	11,983,097

Telecommunications — 2.7%
		AT&T Inc., Senior Unsecured Notes:
1,000,000	BBB	zero coupon, due 11/27/22(a)	994,173
20,000	BBB	4.250% due 3/1/27	22,803
472,000	BBB	2.300% due 6/1/27	492,020
170,000	BBB	1.650% due 2/1/28	170,052
306,000	BBB	4.100% due 2/15/28	349,501
184,000	BBB	4.350% due 3/1/29	213,559
439,000	BBB	4.300% due 2/15/30	510,083
1,660,000	BBB	2.550% due 12/1/33(a)	1,670,376
501,000	BBB	4.500% due 5/15/35	595,023
47,000	BBB	5.250% due 3/1/37	59,499
30,000	BBB	4.900% due 6/15/42	37,545
70,000	BBB	3.100% due 2/1/43	69,387
144,000	BBB	4.650% due 6/1/44	173,011
73,000	BBB	4.350% due 6/15/45	84,625
820,000	BBB	4.750% due 5/15/46	1,000,559
238,000	BBB	4.500% due 3/9/48	282,067
215,000	BBB	5.150% due 2/15/50	278,805
167,000	BBB	3.650% due 6/1/51	176,279
503,000	BBB	3.550% due 9/15/55(a)	515,067
1,030,000	BBB	3.800% due 12/1/57(a)	1,096,460
45,000	BBB	3.650% due 9/15/59(a)	46,317
50,000	BBB	3.850% due 6/1/60	53,370
305,000	BBB	3.500% due 2/1/61	303,169

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 2.7% — (continued)
$25,000	BBB+	Corning Inc., Senior Unsecured Notes, 4.375% due 11/15/57	$30,653
160,000	B+	Frontier Communications Holdings LLC, Senior Secured Notes, 5.000% due 5/1/28(a)	167,400
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
400,000	WR(b)	5.500% due 8/1/23(f)	211,500
184,000	WR(b)	8.500% due 10/15/24(a)(f)	99,590
605,000	WR(b)	9.750% due 7/15/25(a)(f)	327,456
		Level 3 Financing Inc., Senior Secured Notes:
586,000	BBB-	3.400% due 3/1/27(a)	618,435
595,000	BBB-	3.875% due 11/15/29(a)	639,687
430,000	BB-	Lumen Technologies Inc., Senior Unsecured Notes, 5.375% due 6/15/29(a)	442,358
		Motorola Solutions Inc., Senior Unsecured Notes:
186,000	BBB-	4.600% due 2/23/28	216,460
341,000	BBB-	4.600% due 5/23/29	400,132
253,000	BBB-	2.300% due 11/15/30	251,994
172,000	BBB-	2.750% due 5/24/31	177,342
150,000	BBB-	Qwest Corp., Senior Unsecured Notes, 7.250% due 9/15/25	177,817
34,000	BB+	Sprint Corp., Company Guaranteed Notes, 7.875% due 9/15/23	38,563
		Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes:
1,317,188	A2(b)	4.738% due 3/20/25(a)	1,408,995
1,000,000	A2(b)	5.152% due 3/20/28(a)	1,152,900
330,000	BBB-	Telefonica Emisiones SA, Company Guaranteed Notes, 4.103% due 3/8/27	372,745
		T-Mobile USA Inc.:
		Company Guaranteed Notes:
740,000	BB+	2.250% due 2/15/26	756,650
192,000	BB+	4.750% due 2/1/28	205,123
110,000	BB+	2.625% due 2/15/29	111,513
80,000	BB+	2.875% due 2/15/31	82,300
1,000,000	BB+	3.500% due 4/15/31	1,064,490
		Senior Secured Notes:
360,000	BBB-	3.500% due 4/15/25	389,016
2,029,000	BBB-	3.750% due 4/15/27	2,248,629
30,000	BBB-	2.050% due 2/15/28	30,582
525,000	BBB-	3.875% due 4/15/30	588,184
1,165,000	BBB-	2.550% due 2/15/31	1,189,721
290,000	BBB-	2.250% due 11/15/31	288,968
450,000	BBB-	4.375% due 4/15/40	527,335
60,000	BBB-	3.000% due 2/15/41	59,675
10,000	BBB-	3.300% due 2/15/51	10,041
		Verizon Communications Inc., Senior Unsecured Notes:
80,000	BBB+	3.500% due 11/1/24	86,493
100,000	BBB+	3.376% due 2/15/25	108,353
40,000	BBB+	0.850% due 11/20/25	39,727
90,000	BBB+	1.450% due 3/20/26	91,246
220,000	BBB+	2.625% due 8/15/26	234,384
223,000	BBB+	4.125% due 3/16/27	254,982
129,000	BBB+	3.000% due 3/22/27	139,603
360,000	BBB+	2.100% due 3/22/28	369,416
986,000	BBB+	4.329% due 9/21/28	1,152,558
320,000	BBB+	3.875% due 2/8/29	365,022
1,495,000	BBB+	3.150% due 3/22/30	1,622,839
138,000	BBB+	1.680% due 10/30/30	133,429
140,000	BBB+	1.750% due 1/20/31	135,757
1,225,000	BBB+	2.550% due 3/21/31	1,266,901
630,000	BBB+	4.500% due 8/10/33	763,550

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 2.7% — (continued)
$140,000	BBB+	4.400% due 11/1/34	$168,809
71,000	BBB+	5.850% due 9/15/35	98,005
48,000	BBB+	4.272% due 1/15/36	57,486
150,000	BBB+	5.250% due 3/16/37	198,805
466,000	BBB+	2.650% due 11/20/40	452,161
100,000	BBB+	4.125% due 8/15/46	117,495
291,000	BBB+	4.862% due 8/21/46	379,179
53,000	BBB+	5.500% due 3/16/47	75,295
150,000	BBB+	4.522% due 9/15/48	188,599
50,000	BBB+	4.000% due 3/22/50	58,034
430,000	BBB+	2.875% due 11/20/50	413,113
114,000	BBB+	2.987% due 10/30/56	110,452
450,000	BB-	Vmed O2 UK Financing I PLC, Senior Secured Notes, 4.250% due 1/31/31(a)	452,831
		Vodafone Group PLC, Senior Unsecured Notes:
155,000	BBB	4.125% due 5/30/25	172,604
190,000	BBB	4.375% due 5/30/28	221,276
116,000	BBB	5.250% due 5/30/48	155,013
1,035,000	BBB	4.875% due 6/19/49	1,332,369

		Total Telecommunications	34,895,790

Toys/Games/Hobbies — 0.0%
44,000	BBB-	Hasbro Inc., Senior Unsecured Notes, 2.600% due 11/19/22	45,135

Transportation — 0.4%
216,000	AA-	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.150% due 12/15/48	269,099
		CSX Corp., Senior Unsecured Notes:
82,000	BBB+	2.600% due 11/1/26	87,456
114,000	BBB+	3.250% due 6/1/27	124,782
56,000	BBB+	4.100% due 3/15/44	66,460
31,000	BBB+	3.350% due 9/15/49	33,438
60,000	BBB+	2.500% due 5/15/51	55,424
		FedEx Corp., Company Guaranteed Notes:
797,000	BBB	4.250% due 5/15/30	932,780
34,000	BBB	2.400% due 5/15/31	34,995
91,000	BBB	4.900% due 1/15/34	114,271
		Norfolk Southern Corp., Senior Unsecured Notes:
282,000	BBB+	2.550% due 11/1/29	296,655
33,000	BBB+	4.800% due 8/15/43	41,021
		Ryder System Inc., Senior Unsecured Notes:
69,000	BBB	2.500% due 9/1/24	72,354
410,000	BBB	4.625% due 6/1/25	461,210
161,000	BBB	2.900% due 12/1/26	172,962
		Union Pacific Corp., Senior Unsecured Notes:
64,000	A-	4.163% due 7/15/22	65,547
50,000	A-	3.750% due 7/15/25	55,260
60,000	A-	2.150% due 2/5/27	62,670
651,000	A-	2.891% due 4/6/36(a)	685,140
234,000	A-	3.250% due 2/5/50	249,296
300,000	A-	3.839% due 3/20/60	348,789
160,000	A-	3.750% due 2/5/70	182,464
		United Parcel Service Inc., Senior Unsecured Notes:
264,000	A-	3.400% due 3/15/29	297,091
41,000	A-	2.500% due 9/1/29	43,773
43,000	A-	4.450% due 4/1/30	52,041

		Total Transportation	4,804,978

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Trucking & Leasing — 0.0%
		Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
$110,000	BBB	2.700% due 11/1/24(a)	$115,588
97,000	BBB	3.950% due 3/10/25(a)	105,996
164,000	BBB	4.000% due 7/15/25(a)	180,507
51,000	BBB	1.700% due 6/15/26(a)	51,589

		Total Trucking & Leasing	453,680

		TOTAL CORPORATE BONDS & NOTES (Cost — $373,550,714)	399,135,318

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 29.6%

U.S. GOVERNMENT AGENCIES — 0.1%
345,000		Federal Home Loan Bank (FHLB), 4.000% due 9/1/28	411,368
		Federal National Mortgage Association (FNMA), Principal Strip:
575,000		zero coupon, due 1/15/30(h)	510,155
595,000		zero coupon, due 5/15/30(h)	524,124

		Total U.S. GOVERNMENT AGENCIES	1,445,647

U.S. GOVERNMENT OBLIGATIONS — 29.5%
		U.S. Treasury Bonds:
2,835,000		4.375% due 2/15/38	3,983,396
3,815,000		1.125% due 8/15/40	3,386,111
5,470,000		1.375% due 11/15/40	5,062,100
7,670,000		1.875% due 2/15/41	7,727,525
4,913,000		2.250% due 5/15/41	5,254,607
385,000		1.750% due 8/15/41	378,744
2,270,000		3.125% due 11/15/41	2,775,784
100,000		3.125% due 2/15/43	122,504
502,500		3.625% due 8/15/43	662,986
11,510,000		3.750% due 11/15/43	15,483,648
1,095,000		3.625% due 2/15/44	1,450,362
415,000		3.125% due 8/15/44	511,309
1,375,000		3.000% due 11/15/44	1,662,568
245,000		2.875% due 8/15/45	291,253
1,412,500		3.000% due 11/15/45	1,717,401
6,490,000		2.500% due 2/15/46	7,244,462
738,000		3.000% due 2/15/47	902,147
500,000		2.750% due 8/15/47	586,035
2,120,000		3.000% due 2/15/48	2,601,886
595,000		3.375% due 11/15/48	781,914
950,000		2.250% due 8/15/49	1,016,500
4,480,000		2.000% due 2/15/50	4,549,475
10,870,000		1.250% due 5/15/50	9,210,202
10,210,000		1.375% due 8/15/50	8,925,773
4,905,000		1.625% due 11/15/50	4,561,458
5,363,000		1.875% due 2/15/51	5,291,354
11,169,000		2.375% due 5/15/51	12,319,931
20,905,000		2.000% due 8/15/51	21,247,973
		U.S. Treasury Inflation Indexed Bonds:
311,256		1.750% due 1/15/28	379,917
96,192		0.750% due 2/15/42	120,036
571,232		1.375% due 2/15/44	804,944
11,538		0.750% due 2/15/45	14,589
954,867		0.125% due 2/15/51	1,084,508
2,020,000		U.S. Treasury Strip Principal, zero coupon, due 5/15/49(h)	1,171,036

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 29.5% — (continued)
	U.S. Treasury Notes:
$1,765,000	0.125% due 11/30/22	$1,765,552
5,655,000	0.125% due 3/31/23	5,653,233
8,050,000	0.125% due 6/30/23	8,044,025
620,000	0.125% due 7/15/23	619,382
20,445,000	0.125% due 7/31/23	20,421,394
725,000	0.125% due 8/15/23	724,051
41,445,000	0.125% due 8/31/23	41,377,892
5,790,000	0.125% due 10/15/23	5,777,674
40,000	0.250% due 11/15/23	40,005
3,015,000	0.125% due 12/15/23	3,005,460
5,940,000	0.125% due 2/15/24	5,916,565
4,100,000	0.250% due 3/15/24	4,094,074
15,419,000	0.250% due 5/15/24	15,378,646
6,377,000	0.250% due 6/15/24	6,358,068
602,000	0.375% due 7/15/24	601,953
480,000	0.375% due 4/30/25	476,916
3,900,000	0.250% due 5/31/25	3,853,916
3,060,000	0.250% due 6/30/25	3,021,571
375,000	0.250% due 9/30/25	369,214
2,840,000	0.250% due 10/31/25	2,793,406
1,920,000	0.375% due 11/30/25	1,896,975
620,000	0.375% due 12/31/25	612,032
545,000	0.375% due 1/31/26	537,442
4,214,000	0.500% due 2/28/26	4,176,881
11,500,000	0.750% due 3/31/26	11,517,520
20,346,000	0.750% due 4/30/26	20,367,459
8,427,000	0.750% due 5/31/26	8,432,128
11,160,000	0.875% due 6/30/26	11,223,647
21,340,000	0.625% due 7/31/26	21,199,692
12,325,000	0.750% due 8/31/26	12,312,964
120,000	0.625% due 12/31/27	117,361
7,910,000	0.750% due 1/31/28	7,788,569
223,000	1.125% due 2/29/28	224,733
3,600,000	1.250% due 4/30/28	3,650,625
2,920,000	1.250% due 5/31/28	2,959,694
1,590,000	1.250% due 6/30/28	1,610,372
3,110,000	1.000% due 7/31/28	3,095,908
3,020,000	1.125% due 8/31/28	3,029,438
3,450,000	1.625% due 5/15/31	3,557,812
5,165,000	1.250% due 8/15/31	5,140,386

	Total U.S. GOVERNMENT OBLIGATIONS	387,029,073

	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $384,503,256)	388,474,720

MORTGAGE-BACKED SECURITIES — 24.4%

FHLMC — 4.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
760,293	4.500% due 4/1/29 — 5/1/50	823,128
284,383	5.500% due 1/1/30 — 2/1/40	326,792
5,247,825	3.000% due 3/1/31 — 9/1/50	5,571,699
11,574,194	2.500% due 11/1/31 — 9/1/51	12,063,413
15,910,807	3.500% due 4/1/33 — 2/1/51	17,281,882
946,682	5.000% due 12/1/34 — 1/1/49	1,054,035
12,208,474	2.000% due 3/1/36 — 7/1/51	12,439,740

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

FHLMC — 4.6% — (continued)
$30,264	6.000% due 5/1/38 — 6/1/39	$35,598
9,550	7.000% due 3/1/39	11,206
88,373	6.500% due 9/1/39	101,881
7,753,897	4.000% due 9/1/40 — 3/1/50	8,558,296
147,544	2.090% (5-Year CMT Index + 1.285%) due 3/1/47(c)	152,927
1,705,311	1.500% due 11/1/50 — 3/1/51	1,677,907

	Total FHLMC	60,098,504

FNMA — 15.6%
	Federal National Mortgage Association (FNMA):
1,913,967	5.000% due 6/1/22 — 3/1/50	2,130,765
966,124	5.500% due 3/1/23 — 9/1/56	1,122,059
7,382,436	4.500% due 3/1/24 — 8/1/58	8,134,733
7,969,774	4.000% due 4/1/24 — 6/1/57	8,670,011
14,919,866	3.500% due 11/1/25 — 2/1/50	16,004,538
21,370,791	2.500% due 11/1/27 — 8/1/51	22,305,044
23,723,330	3.000% due 12/1/27 — 4/1/51	25,123,703
1,152,624	3.640% due 3/1/28	1,312,519
77,672	3.160% due 5/1/29	86,976
400,000	2.790% due 8/1/29	439,457
95,161	1.789% (1-Year USD-LIBOR + 1.539%) due 3/1/34(c)	95,250
240,027	6.000% due 8/1/34 — 7/1/41	275,709
317,229	3.360% due 7/1/35	357,818
17,459	1.938% (1-Year Treasury Average Rate + 1.853%) due 10/1/35(c)	18,247
5,735	1.961% (1-Year Treasury Average Rate + 1.875%) due 11/1/35(c)	5,998
15,776	1.997% (1-Year Treasury Average Rate + 1.917%) due 11/1/35(c)	16,520
3,288,091	1.500% due 12/1/35 — 8/1/51	3,307,746
23,142,943	2.000% due 6/1/36 — 9/1/51	23,570,174
8,690,000	1.500% due 9/1/36 — 9/1/51(i)	8,818,997
48,525,000	2.000% due 10/1/36 — 10/1/51(i)	49,282,308
20,743	7.000% due 4/1/37	23,752
41,722	1.515% (1-Year USD-LIBOR + 1.265%) due 5/1/37(c)	41,920
156,281	6.500% due 9/1/37 — 5/1/40	183,154
32,275,000	2.500% due 10/1/51(i)	33,465,886

	Total FNMA	204,793,284

GNMA — 4.2%
	Government National Mortgage Association (GNMA):
20,233	6.000% due 12/15/33 — 6/15/37	22,966
316,619	5.000% due 10/15/34 — 9/15/40	360,437
28,240	5.500% due 5/15/37 — 6/15/38	33,074
43,704	6.500% due 1/15/38 — 10/15/38	51,689
65,646	4.500% due 3/15/41	74,256
449,176	4.000% due 6/15/41 — 11/15/45	509,050
247,693	3.000% due 9/15/42 — 10/15/42	263,918
174,329	3.500% due 6/15/48 — 5/15/50	186,425
	Government National Mortgage Association II (GNMA):
5	9.000% due 11/20/21	5
57,266	6.000% due 7/20/37 — 11/20/40	66,962
3,243,140	4.500% due 1/20/40 — 12/20/50	3,494,974
457,995	5.000% due 7/20/40 — 10/20/48	503,757
4,418,315	4.000% due 11/20/40 — 4/20/50	4,750,442
8,813,300	3.000% due 1/20/43 — 6/20/51	9,252,406
9,322,464	3.500% due 6/20/43 — 2/20/51	9,887,562
4,446,443	2.500% due 9/20/50 — 7/20/51	4,616,694
5,526,561	2.000% due 12/20/50 — 7/20/51	5,648,124

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

GNMA — 4.2% — (continued)
$6,300,000		2.000% due 9/20/51 — 10/20/51(i)	$6,425,367
8,525,000		2.500% due 9/20/51 — 10/20/51(i)	8,831,732

		Total GNMA	54,979,840

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $316,034,920)	319,871,628

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6%
1,243,599	BB+	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 0.304% (1-Month USD-LIBOR + 0.220%) due 2/25/37(c)	1,233,772
121,332	Aaa(b)	ACRES Commercial Realty Corp., Series 2020-RSO8, Class A, 1.314% (30-Day SOFR + 1.264%) due 3/15/35(a)(c)	121,483
78,563	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.734% (1-Month USD-LIBOR + 0.650%) due 6/25/29(c)	64,586
862,640	CCC	Alternative Loan Trust, Series 2005-56, Class 4A1, 0.704% (1-Month USD-LIBOR + 0.620%) due 11/25/35(c)	843,813
674,900	BBB	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.194% due 6/7/49(a)	689,135
		Asset-Backed Securities Corp. Home Equity Loan Trust:
578,070	CCC	Series 2007-HE1, Class A1B, 0.234% (1-Month USD-LIBOR + 0.150%) due 12/25/36(c)	564,106
843,655	CCC	Series 2007-HE1, Class A4, 0.224% (1-Month USD-LIBOR + 0.140%) due 12/25/36(c)	827,840
		BAMLL Commercial Mortgage Securities Trust:
480,000	AA-	Series 2015-200P, Class B, 3.490% due 4/14/33(a)	512,982
420,000	AAA(j)	Series 2018-PARK, Class A, 4.227% due 8/10/38(a)(c)	484,338
820,000	AAA	Series 2019-BPR, Class AMP, 3.287% due 11/5/32(a)	859,124
710,000	AAA(j)	Series 2020-JGDN, Class A, 2.846% (1-Month USD-LIBOR + 2.750%) due 11/15/30(a)(c)	722,800
26,088	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 2.446% due 7/25/34(c)	26,711
441,925	AAA	Barings CLO Ltd., Series 2013-IA, Class AR, 0.934% (3-Month USD-LIBOR + 0.800%) due 1/20/28(a)(c)	442,434
133,241	WD(j)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.151% due 5/25/47(c)	132,535
59,566	CCC	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, 2.630% due 5/25/35(c)	60,032
305,659	CC	Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(c)	310,227
		Benchmark Mortgage Trust:
285,000	AAA	Series 2018-B1, Class A2, 3.571% due 1/15/51	292,777
348,000	AAA	Series 2019-B13, Class A4, 2.952% due 8/15/57	377,145
2,200,000	Aa1(b)	Series 2021-B28, Class XA, 1.406% due 8/15/54(c)(k)	218,916
775,000	AAA	BlueMountain Fuji US CLO I Ltd., Series 2017-1A, Class A1R, 1.114% (3-Month USD-LIBOR + 0.980%) due 7/20/29(a)(c)	775,196
		BX Commercial Mortgage Trust:
504,000	NR	Series 2018-IND, Class G, 2.146% (1-Month USD-LIBOR + 2.050%) due 11/15/35(a)(c)	506,141
940,000	AAA	Series 2019-IMC, Class A, 1.096% (1-Month USD-LIBOR + 1.000%) due 4/15/34(a)(c)	941,172
1,998,866	AA+	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.435% due 5/10/50(c)(k)	100,339
545,000	AA+	CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% due 3/13/35(a)	562,065
50,108	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 2.509% due 2/25/37(c)	50,685
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
331,820	BBB	Series 2004-2A, Class A1, 0.354% (1-Month USD-LIBOR + 0.270%) due 5/25/35(a)(c)	332,946
1,251,477	CCC	Series 2004-2A, Class B1, 0.634% due 5/25/35(a)(c)	1,143,997
		CIM Trust:
581,586	NR	Series 2018-R5, Class A1, 3.750% due 7/25/58(a)(c)	581,129
585,088	NR	Series 2018-R6, Class A1, 1.172% (1-Month USD-LIBOR + 1.076%) due 9/25/58(a)(c)	581,439
1,276,638	NR	Series 2019-R4, Class A1, 3.000% due 10/25/59(a)(c)	1,299,023
700,590	NR	Series 2020-R6, Class A1A, 2.250% due 12/25/60(a)(c)	700,033
1,464,827	NR	Series 2021-R1, Class A2, 2.400% due 8/25/56(a)(c)	1,470,643
1,578,414	NR	Series 2021-R3, Class A1A, 1.951% due 6/25/57(a)(c)	1,601,143

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% — (continued)
$1,796,114	NR	Series 2021-R4, Class A1A, 2.000% due 5/1/61(a)(c)	$1,809,136
		Citigroup Commercial Mortgage Trust:
140,000	Aaa(b)	Series 2013-375P, Class A, 3.251% due 5/10/35(a)	145,157
575,000	Aaa(b)	Series 2015-P1, Class A5, 3.717% due 9/15/48	631,087
285,000	Aa3(b)	Series 2016-C2, Class B, 3.176% due 8/10/49	297,766
740,000	Aaa(b)	Series 2016-C3, Class A3, 2.896% due 11/15/49	790,683
1,017,216	Aaa(b)	Series 2016-GC37, Class A3, 3.050% due 4/10/49	1,072,349
500,000	Aaa(b)	Series 2016-P5, Class A4, 2.941% due 10/10/49	537,472
355,000	Aaa(b)	Series 2017-P7, Class AAB, 3.509% due 4/14/50	380,997
1,651,640	CC	Citigroup Mortgage Loan Trust, Series 2006-AR6, Class 2A4, 0.524% (1-Month USD-LIBOR + 0.440%) due 9/25/36(c)	575,006
		Commercial Mortgage Trust:
190,000	AA-(j)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(c)	199,468
260,000	CCC	Series 2013-CR9, Class E, 4.412% due 7/10/45(a)(c)	86,703
534,851	Aaa(b)	Series 2013-CR11, Class A3, 3.983% due 8/10/50	566,758
40,000	A2(b)	Series 2013-CR12, Class B, 4.762% due 10/10/46(c)	42,194
20,000	Ba1(b)	Series 2013-CR12, Class C, 5.241% due 10/10/46(c)	20,057
205,000	Baa1(b)	Series 2014-CR17, Class C, 4.946% due 5/10/47(c)	217,257
140,000	AAA	Series 2014-CR18, Class A5, 3.828% due 7/15/47	151,228
315,733	AAA	Series 2014-CR18, Class ASB, 3.452% due 7/15/47	324,555
210,000	A-(j)	Series 2014-CR21, Class C, 4.569% due 12/10/47(c)	220,140
345,000	Aaa(b)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	375,711
2,922,252	Aa1(b)	Series 2015-CR25, Class XA, 0.974% due 8/10/48(c)(k)	81,093
175,000	Aaa(b)	Series 2015-CR26, Class A4, 3.630% due 10/10/48	191,915
901,982	Aaa(b)	Series 2015-CR27, Class A3, 3.349% due 10/10/48	960,819
465,000	Aaa(b)	Series 2018-COR3, Class A3, 4.228% due 5/10/51	537,762
		Countrywide Asset-Backed Certificates:
77,685	CCC	Series 2006-SD3, Class A1, 0.744% (1-Month USD-LIBOR + 0.660%) due 7/25/36(a)(c)	75,964
223,431	AA	Series 2007-13, Class 2A2, 0.884% (1-Month USD-LIBOR + 0.800%) due 10/25/47(c)	222,314
		Countrywide Home Loan Mortgage Pass-Through Trust:
63,340	WR(b)	Series 2005-11, Class 3A3, 2.535% due 4/25/35(c)	52,344
43,583	WR(b)	Series 2005-11, Class 6A1, 0.684% (1-Month USD-LIBOR + 0.600%) due 3/25/35(c)	35,369
		Credit Suisse Commercial Mortgage Capital Trust:
1,260,000	CCC	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	992,376
197,392	NR	Series 2015-5R, Class 1A1, 1.028% due 9/27/46(a)(c)	198,481
409,564	NR	Series 2021-2R, Class 1A1, 1.846% (1-Month USD-LIBOR + 1.750%) due 7/25/47(a)(c)	415,904
1,636,523	NR	Series 2021-RPL4, Class A1, 1.796% due 12/27/60(a)(c)	1,646,088
190,000	BBB-	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 3.696% (1-Month USD-LIBOR + 3.600%) due 1/15/34(a)(c)	188,216
35,893	WR(b)	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1, 4.500% due 7/25/20	35,825
		Credit Suisse Mortgage Capital Certificates:
888,403	AAA(j)	Series 2018-J1, Class A2, 3.500% due 2/25/48(a)(c)	909,678
660,000	Aaa(b)	Series 2019-ICE4, Class A, 1.076% (1-Month USD-LIBOR + 0.980%) due 5/15/36(a)(c)	662,734
950,000	B2(b)	Series 2019-ICE4, Class F, 2.746% (1-Month USD-LIBOR + 2.650%) due 5/15/36(a)(c)	954,537
		CSAIL Commercial Mortgage Trust:
295,000	Aaa(b)	Series 2015-C1, Class A4, 3.505% due 4/15/50	317,897
1,000,000	Aaa(b)	Series 2016-C5, Class A5, 3.757% due 11/15/48	1,098,167
180,000	Aaa(b)	Series 2021-C20, Class A3, 2.805% due 3/15/54	192,679
280,000	Aa3(b)	CSMC NET, Series 2020-NET, Class B, 2.816% due 8/15/37(a)	292,064
702,434	CC	CWABS Revolving Home Equity Loan Trust, Series 2004-B, Class 2A, 0.316% (1-Month USD-LIBOR + 0.220%) due 2/15/29(c)	666,992
350,000	AA-(j)	DBJPM Mortgage Trust, Series 2016-C1, Class B, 4.195% due 5/10/49(c)	376,792
1,417,000	Aaa(b)	DBWF Mortgage Trust, Series 2018-AMXP, Class A, 3.873% due 5/5/35(a)(c)	1,440,355
390,000	Aaa(b)	DC Office Trust, Series 2019-MTC, Class A, 2.965% due 9/15/45(a)	420,277

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% — (continued)
$35,278	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.887% (1-Month USD-LIBOR + 0.800%) due 11/19/44(c)	$34,126
700,000	AAA	Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 1.325% (3-Month USD-LIBOR + 1.200%) due 8/15/30(a)(c)	701,067
229,206	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 2.634% (1-Month USD-LIBOR + 2.550%) due 9/25/33(c)	231,998
830,000	Aaa(b)	Extended Stay America Trust, Series 2021-ESH, Class A, 1.176% (1-Month USD-LIBOR + 1.080%) due 7/15/38(a)(c)	833,950
		Federal Home Loan Mortgage Corp. (FHLMC), Interest Strips:
62,835	NR	Series 334, Class S7, 6.005% (6.100% – 1-Month USD-LIBOR) due 8/15/44(k)(l)	14,363
99,684	NR	Series 353, Class S1, 5.905% (6.000% – 1-Month USD-LIBOR) due 12/15/46(k)(l)	21,567
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
4,716	NR	Series 1865, Class DA, 30.049% (31.310% – 11th District Cost of Funds Index) due 2/15/24(k)(l)	777
18,936	NR	Series 3451, Class SB, 5.935% (6.030% – 1-Month USD-LIBOR) due 5/15/38(k)(l)	2,921
55,401	NR	Series 3621, Class SB, 6.135% (6.230% – 1-Month USD-LIBOR) due 1/15/40(k)(l)	11,076
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	631,331
669,485	NR	Series 3866, Class SA, 5.855% (5.950% – 1-Month USD-LIBOR) due 5/15/41(k)(l)	115,966
189,137	NR	Series 3947, Class SG, 5.855% (5.950% – 1-Month USD-LIBOR) due 10/15/41(k)(l)	30,269
18,238	NR	Series 3973, Class SA, 6.395% (6.490% – 1-Month USD-LIBOR) due 12/15/41(k)(l)	4,022
184,524	NR	Series 4203, Class PS, 6.155% (6.250% – 1-Month USD-LIBOR) due 9/15/42(k)(l)	24,965
150,425	NR	Series 4210, Class Z, 3.000% due 5/15/43	159,639
76,485	NR	Series 4239, Class IO, 3.500% due 6/15/27(k)	4,365
334,877	NR	Series 4316, Class XZ, 4.500% due 3/15/44	381,961
57,821	NR	Series 4335, Class SW, 5.905% (6.000% — 1-Month USD-LIBOR) due 5/15/44(k)(l)	10,882
866,010	NR	Series 4639, Class HZ, step bond to yield, 3.250% due 4/15/53	959,845
308,046	NR	Series 4879, Class BC, 3.000% due 4/15/49	318,037
83,517	NR	Series 5010, Class IK, 2.500% due 9/25/50(k)	11,159
279,203	NR	Series 5010, Class JI, 2.500% due 9/25/50(k)	41,088
95,341	NR	Series 5013, Class IN, 2.500% due 9/25/50(k)	14,548
190,436	NR	Series 5018, Class MI, 2.000% due 10/25/50(k)	24,506
93,015	NR	Series 5040, Class IB, 2.500% due 11/25/50(k)	11,706
57,514	NR	Series R007, Class ZA, 6.000% due 5/15/36	67,305
410,000	BB+	Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk REMIC, Series 2021-DNA1, Class M2, 1.850% (30-Day SOFR + 1.800%) due 1/25/51(a)(c)	411,719
		Federal National Mortgage Association (FNMA) REMICS:
48,460	NR	Series 2013-73, Class IA, 3.000% due 9/25/32(k)	2,821
600,000	NR	Series 2021-61, Class KI, 2.500% due 4/25/49(k)	76,534
		Federal National Mortgage Association (FNMA), ACES:
7,482,156	NR	Series 2013-M7, Class X2, 0.248% due 12/27/22(c)(k)	16,161
4,044,383	NR	Series 2015-M7, Class X2, 0.577% due 12/25/24(c)(k)	53,467
16,518,175	NR	Series 2015-M8, Class X2, 0.181% due 1/25/25(c)(k)	47,361
100,000	NR	Series 2017-M8, Class A2, 3.061% due 5/25/27(c)	109,911
80,000	NR	Series 2019-M4, Class A2, 3.610% due 2/25/31	94,118
211,879	NR	Series 2019-M19, Class A2, 2.560% due 9/25/29	228,764
112,973	NR	Series 2019-M28, Class AV, 2.232% due 2/25/27	119,465
93,490	NR	Series 2020-M6, Class A, 2.500% due 10/25/37	99,432
596,360	NR	Series 2020-M36, Class X1, 1.560% due 9/25/34(c)(k)	62,262
		Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
773,475	BB*(j)	Series 2014-C02, Class 1M2, 2.684% (1-Month USD-LIBOR + 2.600%) due 5/25/24(c)	780,909
841,134	Baa3(b)	Series 2017-C03, Class 1M2, 3.084% (1-Month USD-LIBOR + 3.000%) due 10/25/29(a)(c)	864,529
866,931	BB(j)	Series 2017-C07, Class 1M2, 2.484% (1-Month USD-LIBOR + 2.400%) due 5/25/30(a)(c)	880,332
762,079	BB+(j)	Series 2018-C01, Class 1M2, 2.334% (1-Month USD-LIBOR + 2.250%) due 7/25/30(a)(c)	772,566
557,348	BB-(j)	Series 2018-C06, Class 1M2, 2.084% (1-Month USD-LIBOR + 2.000%) due 3/25/31(a)(c)	561,540

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% — (continued)
		Federal National Mortgage Association (FNMA), Grantor Trust:
$53,134	NR	Series 2000-T6, Class A3, 4.238% due 11/25/40(c)	$54,611
99,596	NR	Series 2017-T1, Class A, 2.898% due 6/25/27	108,949
		Federal National Mortgage Association (FNMA), Interest Strip:
72,436	NR	Series 409, Class C13, 3.500% due 11/25/41(k)	6,883
154,303	NR	Series 409, Class C18, 4.000% due 4/25/42(k)	20,995
20,874	NR	Series 409, Class C22, 4.500% due 11/25/39(k)	2,962
		Federal National Mortgage Association (FNMA), REMICS:
17,587	NR	Series 2004-38, Class FK, 0.434% (1-Month USD-LIBOR + 0.350%) due 5/25/34(c)	17,707
45,093	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	46,694
357,817	NR	Series 2006-51, Class SP, 6.566% (6.650% – 1-Month USD-LIBOR) due 3/25/36(k)(l)	45,821
163,507	NR	Series 2007-68, Class SC, 6.616% (6.700% – 1-Month USD-LIBOR) due 7/25/37(k)(l)	33,676
458,577	NR	Series 2008-18, Class SM, 6.916% (7.000% – 1-Month USD-LIBOR) due 3/25/38(k)(l)	72,096
450,048	NR	Series 2011-8, Class ZA, 4.000% due 2/25/41	483,260
157,241	NR	Series 2011-87, Class SG, 6.466% (6.550% – 1-Month USD-LIBOR) due 4/25/40(k)(l)	14,013
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	882,436
53,408	NR	Series 2012-35, Class SC, 6.416% (6.500% – 1-Month USD-LIBOR) due 4/25/42(k)(l)	10,771
73,256	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	86,100
109,258	NR	Series 2012-51, Class B, 7.000% due 5/25/42	134,290
3,657	NR	Series 2012-70, Class YS, 6.566% (6.650% – 1-Month USD-LIBOR) due 2/25/41(k)(l)	131
90,582	NR	Series 2012-74, Class SA, 6.566% (6.650% – 1-Month USD-LIBOR) due 3/25/42(k)(l)	15,192
15,097	NR	Series 2012-75, Class AO, zero coupon, due 3/25/42(h)	14,394
43,920	NR	Series 2012-101, Class BI, 4.000% due 9/25/27(k)	2,141
18,272	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(k)	100
67,092	NR	Series 2012-133, Class CS, 6.066% (6.150% – 1-Month USD-LIBOR) due 12/25/42(k)(l)	13,973
268,872	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	321,811
219,229	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	251,469
58,843	NR	Series 2013-54, Class BS, 6.066% (6.150% – 1-Month USD-LIBOR) due 6/25/43(k)(l)	12,714
278,600	NR	Series 2018-55, Class PA, 3.500% due 1/25/47	288,704
228,675	NR	Series 2018-57, Class QA, 3.500% due 5/25/46	235,585
182,883	NR	Series 2018-94, Class KD, 3.500% due 12/25/48	192,101
204,718	NR	Series 2020-47, Class GZ, 2.000% due 7/25/50	195,306
182,021	NR	Series 2020-56, Class DI, 2.500% due 8/25/50(k)	28,131
		FHLMC Multifamily Structured Pass-Through Certificates:
63,414	AAA(j)	Series K016, Class X1, 1.599% due 10/25/21(c)(k)	1
2,500,000	AAA(j)	Series K104, Class XAM, 1.505% due 2/25/52(c)(k)	272,243
1,038,776	AAA(j)	Series K736, Class X1, 1.437% due 7/25/26(c)(k)	55,236
4,000,000	AAA(j)	Series K743, Class X1, 1.028% due 5/25/28(c)(k)	230,000
2,089,234	NR	Series KF73, Class AL, 0.691% (1-Month USD-LIBOR + 0.600%) due 11/25/29(c)	2,109,722
246,343	NR	Series KIR2, Class A1, 2.748% due 3/25/27	260,718
		FHLMC Structured Agency Credit Risk Debt Notes:
322,580	A3(b)	Series 2016-DNA1, Class M3, 5.634% (1-Month USD-LIBOR + 5.550%) due 7/25/28(c)	337,642
655,000	BBB(j)	Series 2017-DNA2, Class M2, 3.534% (1-Month USD-LIBOR + 3.450%) due 10/25/29(c)	677,896
238,226	BBB-(j)	Series 2017-HRP1, Class M2, 2.534% (1-Month USD-LIBOR + 2.450%) due 12/25/42(c)	239,546
		First Franklin Mortgage Loan Trust:
1,197,055	CC	Series 2006-FF13, Class A2D, 0.564% (1-Month USD-LIBOR + 0.480%) due 10/25/36(c)	986,310
686,438	CCC	Series 2006-FF15, Class A2, 0.204% (1-Month USD-LIBOR + 0.120%) due 11/25/36(c)	660,732
1,370,000	AAA	Ford Credit Floorplan Master Owner Trust A, Series 2018-3, Class A1, 3.520% due 10/15/23	1,375,636
513,536	NR	FREMF Mortgage Trust, Series 2019-KF58, Class B, 2.241% (1-Month USD-LIBOR + 2.150%) due 1/25/26(a)(c)	513,613
187,768	NR	FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500% due 1/25/39(c)	201,845
		Government National Mortgage Association (GNMA):
335,902	NR	Series 2007-51, Class SG, 6.492% (6.580% – 1-Month USD-LIBOR) due 8/20/37(k)(l)	50,015
1,056,286	NR	Series 2008-51, Class GS, 6.135% (6.230% – 1-Month USD-LIBOR) due 6/16/38(k)(l)	204,960
18,995	NR	Series 2010-85, Class HS, 6.562% (6.650% – 1-Month USD-LIBOR) due 1/20/40(k)(l)	1,124

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% — (continued)
$204,900	NR	Series 2012-H27, Class AI, 1.747% due 10/20/62(c)(k)	$9,852
135,453	NR	Series 2013-53, Class OI, 3.500% due 4/20/43(k)	13,590
1,015,674	NR	Series 2013-85, Class IA, 0.319% due 3/16/47(c)(k)	12,473
110,488	NR	Series 2013-107, Class AD, 2.769% due 11/16/47(c)	115,617
96,995	NR	Series 2014-105, Class IO, 0.204% due 6/16/54(c)(k)	3,800
1,360,315	NR	Series 2014-H20, Class FA, 0.533% (1-Month USD-LIBOR + 0.430%) due 10/20/64(c)	1,365,456
64,345	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(k)	9,309
220,412	NR	Series 2015-167, Class SA, 6.162% (6.250% – 1-Month USD-LIBOR) due 11/20/45(k)(l)	43,448
63,659	NR	Series 2016-84, Class IG, 4.500% due 11/16/45(k)	11,108
58,437	NR	Series 2016-135, Class SB, 6.005% (6.100% – 1-Month USD-LIBOR) due 10/16/46(k)(l)	16,956
97,519	NR	Series 2017-187, Class SJ, 6.112% (6.200% – 1-Month USD-LIBOR) due 12/20/47(k)(l)	19,159
608,743	NR	Series 2017-H22, Class IC, 2.350% due 11/20/67(c)(k)	53,425
134,936	NR	Series 2018-124, Class NW, 3.500% due 9/20/48	145,032
22,929	NR	Series 2018-130, Class A, 3.250% due 5/16/59	23,428
298,984	NR	Series 2019-12, Class QA, 3.500% due 9/20/48	314,156
508,821	NR	Series 2019-86, Class C, 2.500% due 3/20/49	531,469
195,254	NR	Series 2019-119, Class JE, 3.000% due 9/20/49	202,126
6,708	NR	Series 2019-123, Class A, 3.000% due 10/20/49	6,742
362,391	NR	Series 2020-47, Class MI, 3.500% due 4/20/50(k)	53,094
90,431	NR	Series 2020-47, Class NI, 3.500% due 4/20/50(k)	13,944
96,736	NR	Series 2020-123, Class IL, 2.500% due 8/20/50(k)	12,761
285,364	NR	Series 2020-123, Class NI, 2.500% due 8/20/50(k)	37,403
95,719	NR	Series 2020-127, Class IN, 2.500% due 8/20/50(k)	12,655
95,889	NR	Series 2020-129, Class IE, 2.500% due 9/20/50(k)	13,090
96,749	NR	Series 2020-160, Class IH, 2.500% due 10/20/50(k)	13,074
95,903	NR	Series 2020-160, Class VI, 2.500% due 10/20/50(k)	12,732
384,598	NR	Series 2020-160, Class YI, 2.500% due 10/20/50(k)	52,659
479,413	NR	Series 2020-181, Class WI, 2.000% due 12/20/50(k)	49,042
270,716	NR	Series 2020-H09, Class FL, 1.238% (1-Month USD-LIBOR + 1.150%) due 5/20/70(c)	284,555
87,978	NR	Series 2020-H12, Class F, 0.588% (1-Month USD-LIBOR + 0.500%) due 7/20/70(c)	88,806
367,616	NR	Series 2020-H13, Class FA, 0.538% (1-Month USD-LIBOR + 0.450%) due 7/20/70(c)	370,349
78,508	NR	Series 2020-H13, Class FC, 0.538% (1-Month USD-LIBOR + 0.450%) due 7/20/70(c)	79,045
2,996,300	NR	Series 2021-133, Class IO, 0.890% due 7/16/63(c)(k)	251,167
710,000	A-	GS Mortgage Securities Corp. II, Series 2018-SRP5, Class A, 1.646% (1-Month USD-LIBOR + 1.550%) due 9/15/31(a)(c)	646,001
370,000	AAA	GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class A, 1.246% (1-Month USD-LIBOR + 1.150%) due 5/15/26(a)(c)	370,720
		Harborview Mortgage Loan Trust:
72,893	AA+	Series 2004-5, Class 2A6, 2.401% due 6/19/34(c)	76,123
36,705	WD(j)	Series 2006-2, Class 1A, 2.622% due 2/25/36(c)	16,216
782,909	Caa2(b)	Series 2006-10, Class 1A1A, 0.287% (1-Month USD-LIBOR + 0.200%) due 11/19/36(c)	734,502
400,000	Aa3(b)	Hildene Community Funding CDO Ltd., Series 2015-1A, Class AR, 3.250% due 11/1/35(a)(g)	399,000
780,000	CC	Home Equity Asset Trust, Series 2005-6, Class M5, 1.029% (1-Month USD-LIBOR + 0.945%) due 12/25/35(c)	778,363
65,320	AA	Impac CMB Trust, Series 2007-A, Class A, 0.584% (1-Month USD-LIBOR + 0.500%) due 5/25/37(a)(c)	65,332
710,000	AAA(j)	Independence Plaza Trust, Series 2018-INDP, Class A, 3.763% due 7/10/35(a)	752,188
31,175	Caa2(b)	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 2.935% due 9/25/35(c)	29,692
1,091,251	CCC	IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.684% (1-Month USD-LIBOR + 0.600%) due 7/25/35(c)	1,017,863
330,882	NR	InStar Leasing III LLC, Series 2021-1A, Class A, 2.300% due 2/15/54(a)	334,580
956,477	CC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.404% (1-Month USD-LIBOR + 0.320%) due 8/25/36(c)	356,241
250,000	Baa3(b)	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class D, 1.796% (1-Month USD-LIBOR + 1.700%) due 4/15/38(a)(c)	251,780

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% — (continued)
		JP Morgan Chase Commercial Mortgage Securities Trust:
$993,648	Aaa(b)	Series 2016-JP2, Class A3, 2.559% due 8/15/49	$1,039,440
1,710,000	Caa1(b)	Series 2018-PHH, Class F, 4.660% (1-Month USD-LIBOR + 3.160%) due 6/15/35(a)(c)(e)	466,830
365,000	Aaa(b)	Series 2019-OSB, Class A, 3.397% due 6/5/39(a)	406,496
1,043,563	CCC	JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 0.669% (1-Month USD-LIBOR + 0.585%) due 5/25/35(c)	1,041,028
880,000	B-	JP Morgan Mortgage Acquisition Trust, Series 2007-CH2, Class MV2, 0.384% (1-Month USD-LIBOR + 0.300%) due 1/25/37(c)	861,666
		JP Morgan Mortgage Trust:
290,472	AA+	Series 2018-3, Class A1, 3.500% due 9/25/48(a)(c)	292,069
272,967	AA+	Series 2018-5, Class A1, 3.500% due 10/25/48(a)(c)	275,625
76,373	AAA	Series 2019-1, Class A11, 1.034% (1-Month USD-LIBOR + 0.950%) due 5/25/49(a)(c)	76,693
		JPMBB Commercial Mortgage Securities Trust:
40,000	Aa3(b)	Series 2013-C17, Class B, 5.049% due 1/15/47(c)	42,958
350,000	B(j)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(c)	260,643
990,187	Aaa(b)	Series 2015-C28, Class A3, 2.912% due 10/15/48	1,027,565
		JPMDB Commercial Mortgage Securities Trust:
340,000	A(j)	Series 2017-C5, Class B, 4.009% due 3/15/50(c)	364,150
190,000	Aaa(b)	Series 2017-C7, Class A5, 3.409% due 10/15/50	211,196
130,000	AA-	Series 2018-C8, Class B, 4.522% due 6/15/51	149,008
460,000	AA	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class C, 4.021% due 7/5/32(a)	470,072
91,094	Aaa(b)	JPMorgan Trust, Series 2015-5, Class A9, 2.469% due 5/25/45(a)(c)	92,192
890,000	Aaa(b)	KREF Ltd., Series 2021-FL2, Class A, 1.163% (1-Month USD-LIBOR + 1.070%) due 2/15/39(a)(c)(g)	893,115
		Legacy Mortgage Asset Trust:
726,321	NR	Series 2019-GS5, Class A1, step bond to yield, 3.200% due 5/25/59(a)	730,008
745,713	NR	Series 2021-GS2, Class A1, step bond to yield, 1.750% due 4/25/61(a)	748,386
700,000	Aaa(b)	Magnetite XVIII Ltd., Series 2016-18A, Class AR, 1.205% (3-Month USD-LIBOR + 1.080%) due 11/15/28(a)(c)	700,251
868,736	A	MAPS Trust, Series 2021-1A, Class A, 2.521% due 6/15/46(a)	881,068
194,069	BBB(j)	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 2.422% due 10/25/32(c)	194,013
243,798	CC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.334% (1-Month USD-LIBOR + 0.250%) due 7/25/37(c)	161,263
13,612	A+	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, 2.394% due 5/25/34(c)	13,685
291,167	AA+	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	307,098
500,000	AAA(j)	MKT Mortgage Trust, Series 2020-525M, Class A, 2.694% due 2/12/40(a)	529,703
		ML-CFC Commercial Mortgage Trust:
31,803	Caa2(b)	Series 2007-5, Class AJ, 5.450% due 8/12/48(c)	15,775
5,157	WD(j)	Series 2007-9, Class AJ, 6.193% due 9/12/49(c)	5,082
		Morgan Stanley Bank of America Merrill Lynch Trust:
500,000	Aaa(b)	Series 2013-C13, Class A4, 4.039% due 11/15/46(m)	533,514
595,950	Aaa(b)	Series 2016-C28, Class A3, 3.272% due 1/15/49(m)	632,966
202,238	NR	Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 2A, 3.000% due 7/26/48(a)(c)(m)	204,031
390,000	Aaa(b)	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class A, 2.966% due 12/15/38(a)	409,067
		New Residential Mortgage Loan Trust:
203,106	AAA	Series 2016-4A, Class A1, 3.750% due 11/25/56(a)(c)	218,699
680,584	Aaa(b)	Series 2019-6A, Class A1B, 3.500% due 9/25/59(a)(c)	718,529
365,161	AAA	Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1, 1.850% due 11/20/50(a)	371,393
500,000	Aaa(b)	One Bryant Park Trust, Series 2019-OBP, Class A, 2.516% due 9/15/54(a)	524,255
351,360	BBB-	Option One Mortgage Loan Trust, Series 2004-3, Class M1, 0.864% (1-Month USD-LIBOR + 0.780%) due 11/25/34(c)	351,441

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% — (continued)
$800,000	AAA	Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, 1.264% (3-Month USD-LIBOR + 1.130%) due 1/17/31(a)(c)	$801,658
1,656,296	CCC	Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-WWF1, Class M5, 1.884% (1-Month USD-LIBOR + 1.800%) due 12/25/34(c)	1,673,624
635,174	Aaa(b)	PFP Ltd., Series 2019-5, Class A, 1.066% (1-Month USD-LIBOR + 0.970%) due 4/14/36(a)(c)	635,035
		PFS Financing Corp.:
1,230,000	AAA	Series 2019-B, Class A, 0.646% (1-Month USD-LIBOR + 0.550%) due 9/15/23(a)(c)	1,231,690
400,000	AAA	Series 2020-E, Class A, 1.000% due 10/15/25(a)	404,225
190,000	AAA	Series 2021-A, Class A, 0.710% due 4/15/26(a)	190,399
		PMT Credit Risk Transfer Trust:
440,943	NR	Series 2019-2R, Class A, 2.838% (1-Month USD-LIBOR + 2.750%) due 5/27/23(a)(c)	437,387
287,062	NR	Series 2019-3R, Class A, 2.788% (1-Month USD-LIBOR + 2.700%) due 10/27/22(a)(c)	288,184
		Prime Mortgage Trust:
10,208	WR(b)	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	10,213
658,511	WR(b)	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	608,628
1,535,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/15/32(a)(c)	1,624,695
130,801	Caa2(b)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	135,257
		SBA Small Business Investment Cos.:
531,230	NR	Series 2018-10B, Class 1, 3.548% due 9/10/28	577,855
330,349	NR	Series 2019-10A, Class 1, 3.113% due 3/10/29	355,294
		Seasoned Credit Risk Transfer Trust:
121,841	NR	Series 2018-2, Class MA, 3.500% due 11/25/57	127,926
790,000	B-(j)	Series 2019-1, Class M, 4.750% due 7/25/58(a)(c)	837,076
357,063	NR	Series 2019-2, Class MA, 3.500% due 8/25/58	377,103
210,000	B-(j)	Series 2020-2, Class M, 4.250% due 11/25/59(a)(c)	220,318
745,763	AA-	Sequoia Mortgage Trust, Series 2003-1, Class 1A, 0.848% (1-Month USD-LIBOR + 0.760%) due 4/20/33(c)	757,794
310,000	NR	Soho Trust, Series 2021-SOHO, Class B, 2.786% due 8/10/38(a)(c)	301,451
620,830	A	Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 0.884% (1-Month USD-LIBOR + 0.800%) due 7/25/34(c)	616,744
68,083	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 0.587% (1-Month USD-LIBOR + 0.500%) due 7/19/35(c)	69,236
401,269	NR	Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.610% due 2/1/55(a)	430,528
		Tharaldson Hotel Portfolio Trust:
81,008	AAA	Series 2018-THL, Class A, 0.996% (1-Month USD-LIBOR + 0.900%) due 11/11/34(a)(c)	81,123
291,629	B+	Series 2018-THL, Class E, 3.426% (1-Month USD-LIBOR + 3.330%) due 11/11/34(a)(c)	290,956
		Towd Point Mortgage Trust:
760,000	Ba2(b)	Series 2015-2, Class 1B3, 3.400% due 11/25/60(a)(c)	797,609
44,207	Aaa(b)	Series 2016-3, Class A1, 2.250% due 4/25/56(a)(c)	44,377
770,000	Baa3(b)	Series 2016-5, Class B2, 3.628% due 10/25/56(a)(c)	822,664
200,000	Aaa(b)	TPGI Trust, Series 2021-DGWD, Class A, 0.800% (1-Month USD-LIBOR + 0.700%) due 6/15/26(a)(c)	200,444
329,099	A	TRP LLC, Series 2021-1, Class A, 2.070% due 6/19/51(a)	330,403
		UBS Commercial Mortgage Trust:
340,000	AA-(j)	Series 2018-C11, Class B, 4.713% due 6/15/51(c)	384,309
350,000	Aaa(b)	Series 2019-C17, Class A3, 2.669% due 10/15/52	370,530
793,800	A-	Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, 3.188% due 7/15/44(a)	822,917
530,000	AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(a)	542,411
		WaMu Mortgage Pass-Through Certificates Trust:
371,033	B-	Series 2005-AR1, Class A1B, 0.864% (1-Month USD-LIBOR + 0.780%) due 1/25/45(c)	365,668
164,040	BB-	Series 2005-AR4, Class A5, 2.845% due 4/25/35(c)	166,068
897,185	A-	Series 2005-AR19, Class A1B3, 0.784% (1-Month USD-LIBOR + 0.700%) due 12/25/45(c)	896,046
649,343	CCC	Series 2006-AR3, Class A1A, 1.098% (1-Year Treasury Average Rate + 1.000%) due 2/25/46(c)	655,900

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% — (continued)
$346,365		Ca(b)	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2007-OA2, Class 2A, 0.798% (1-Year Treasury Average Rate + 0.700%) due 1/25/47(c)	$309,309
			Wells Fargo Commercial Mortgage Trust:
120,000		Baa3(b)	Series 2013-LC12, Class B, 4.443% due 7/15/46(c)	120,469
1,000,000		Aa2(b)	Series 2015-C28, Class AS, 3.872% due 5/15/48(c)	1,083,815
150,000		Aaa(b)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	160,999
499,992		AAA	Series 2016-BNK1, Class ASB, 2.514% due 8/15/49	519,805
459,928		Aaa(b)	Series 2016-C33, Class A3, 3.162% due 3/15/59	489,567
11,511,508		Aaa(b)	Series 2018-C43, Class XA, 0.818% due 3/15/51(c)(k)	429,455
250,000		Aaa(b)	Series 2018-C44, Class A4, 3.948% due 5/15/51	281,068
3,485,969		Aaa(b)	Series 2019-C52, Class XA, 1.759% due 8/15/52(c)(k)	345,426
180,000		AAA	Series 2019-C54, Class A4, 3.146% due 12/15/52	197,947
198,855		Aaa(b)	Wells Fargo Mortgage-Backed Securities Trust, Series 2019-4, Class A2, 3.000% due 9/25/49(a)(c)	201,763
			WF-RBS Commercial Mortgage Trust:
1,545,266		Aa2(b)	Series 2012-C7, Class XA, 1.450% due 6/15/45(a)(c)(k)	5,400
125,474		Aaa(b)	Series 2013-C14, Class A4, 3.073% due 6/15/46	127,994

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $116,683,883)	112,504,516

SOVEREIGN BONDS — 3.7%

Argentina — 0.1%
			Argentine Republic Government International Bonds:
64,372		CCC+	1.000% due 7/9/29	26,478
1,852,700		CCC+	step bond to yield, 0.500% due 7/9/30	726,240

			Total Argentina	752,718

Brazil — 0.3%
656,000	BRL	BB-	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 8/15/50	544,454
1,224,000	BRL	BB-	Brazil Notas do Tesouro Nacional Serie F, 10.000% due 1/1/27	241,060
			Brazilian Government International Bonds:
200,000		BB-	2.875% due 6/6/25	206,782
300,000		BB-	4.625% due 1/13/28	324,377
200,000		BB-	3.875% due 6/12/30	200,870
1,680,000		BB-	5.000% due 1/27/45	1,660,075

			Total Brazil	3,177,618

Canada — 0.0%
152,000		A+	Province of Manitoba Canada, 3.050% due 5/14/24	162,625

Chile — 0.1%
			Chile Government International Bonds:
100,000		A	3.240% due 2/6/28	108,846
650,000		A	2.450% due 1/31/31	667,869
435,000		A	2.550% due 7/27/33	443,796

			Total Chile	1,220,511

Colombia — 0.2%
			Colombia Government International Bonds:
220,000		BB+	8.125% due 5/21/24	257,472
280,000		BB+	3.875% due 4/25/27	296,895
540,000		BB+	3.000% due 1/30/30	530,585
315,000		BB+	3.125% due 4/15/31	308,372
430,000		BB+	3.250% due 4/22/32	420,854
230,000		BB+	4.125% due 2/22/42	221,306

			Total Colombia	2,035,484

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Dominican Republic — 0.0%
$200,000		BB-	Dominican Republic International Bonds, 4.500% due 1/30/30(a)	$208,502

Egypt — 0.0%
230,000		B	Egypt Government International Bonds, 5.577% due 2/21/23(a)	240,949

Indonesia — 0.5%
			Indonesia Government International Bonds:
1,400,000		BBB	3.750% due 4/25/22	1,431,213
290,000		Baa2(b)	3.500% due 1/11/28	320,114
80,000		BBB	4.100% due 4/24/28	91,173
445,000		BBB	2.850% due 2/14/30	468,467
530,000		Baa2(b)	4.350% due 1/11/48	616,669
			Indonesia Treasury Bonds:
33,727,000,000	IDR	NR	6.500% due 2/15/31	2,435,412
19,692,000,000	IDR	NR	6.375% due 4/15/32	1,411,075

			Total Indonesia	6,774,123

Israel — 0.0%
200,000		AA-	Israel Government International Bonds, 2.750% due 7/3/30	215,666

Kenya — 0.0%
520,000		B	Kenya Government International Bonds, 6.300% due 1/23/34(a)	537,365

Kuwait — 0.0%
360,000		A+	Kuwait International Government Bonds, 3.500% due 3/20/27(a)	402,993

Mexico — 1.2%
			Mexican Bonos:
15,120,000	MXN	BBB+	10.000% due 12/5/24	837,923
22,540,000	MXN	BBB+	8.500% due 5/31/29	1,229,404
111,575,700	MXN	BBB+	7.750% due 11/13/42	5,667,956
84,090,000	MXN	Baa1(b)	8.000% due 11/7/47	4,367,037
			Mexico Government International Bonds:
8,000		BBB	4.000% due 10/2/23	8,615
200,000		BBB	4.150% due 3/28/27	228,877
323,000		BBB	3.750% due 1/11/28	357,414
572,000		BBB	4.500% due 4/22/29	656,064
550,000		BBB	3.250% due 4/16/30	577,346
1,499,000		BBB	2.659% due 5/24/31	1,487,862
200,000		BBB	4.750% due 4/27/32	232,214
210,000		BBB	4.750% due 3/8/44	236,650

			Total Mexico	15,887,362

Nigeria — 0.0%
260,000		B-	Nigeria Government International Bonds, 7.143% due 2/23/30(a)	274,402

Panama — 0.1%
			Panama Government International Bonds:
210,000		BBB	3.875% due 3/17/28	232,545
700,000		BBB	3.160% due 1/23/30	742,658
240,000		BBB	2.252% due 9/29/32	234,463
290,000		BBB	4.500% due 4/1/56	332,105

			Total Panama	1,541,771

Paraguay — 0.0%
200,000		BB	Paraguay Government International Bonds, 2.739% due 1/29/33(a)	199,250

Peru — 0.1%
			Peruvian Government International Bonds:
625,000		BBB+	4.125% due 8/25/27	705,356

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Peru — 0.1% — (continued)
$360,000		BBB+	2.783% due 1/23/31	$368,359
70,000		BBB+	6.550% due 3/14/37	97,033
160,000		BBB+	5.625% due 11/18/50	222,896

			Total Peru	1,393,644

Philippines — 0.1%
			Philippine Government International Bonds:
400,000		BBB+	3.000% due 2/1/28	436,178
200,000		BBB+	2.457% due 5/5/30	211,371
360,000		BBB+	1.648% due 6/10/31	355,039

			Total Philippines	1,002,588

Poland — 0.1%
810,000		A-	Poland Government International Bonds, 4.000% due 1/22/24	878,584

Qatar — 0.2%
			Qatar Government International Bonds:
200,000		AA-	4.500% due 4/23/28	236,500
250,000		AA-	4.000% due 3/14/29(a)	288,483
1,020,000		AA-	4.817% due 3/14/49(a)	1,335,406

			Total Qatar	1,860,389

Russia — 0.5%
			Russian Federal Bonds — OFZ:
6,950,000	RUB	NR	7.750% due 9/16/26	99,282
205,378,000	RUB	BBB	7.050% due 1/19/28	2,850,065
170,520,000	RUB	BBB(j)	6.900% due 5/23/29	2,337,998
49,650,000	RUB	NR	7.700% due 3/16/39	716,994

			Total Russia	6,004,339

Saudi Arabia — 0.0%
			Saudi Government International Bonds:
200,000		A1(b)	3.250% due 10/26/26	217,708
200,000		A1(b)	3.625% due 3/4/28	222,099

			Total Saudi Arabia	439,807

South Africa — 0.0%
300,000		BB-	Republic of South Africa Government International Bonds, 4.850% due 9/30/29	317,978

United Arab Emirates — 0.1%
			Abu Dhabi Government International Bonds:
400,000		AA	2.500% due 10/11/22(a)	409,804
200,000		AA	2.500% due 9/30/29	211,933
790,000		AA	3.875% due 4/16/50(a)	925,163

			Total United Arab Emirates	1,546,900

Uruguay — 0.1%
			Uruguay Government International Bonds:
70,000		BBB	4.500% due 8/14/24	75,711
355,000		BBB	4.375% due 10/27/27	411,732
200,000		BBB	4.375% due 1/23/31	235,154

			Total Uruguay	722,597

			TOTAL SOVEREIGN BONDS (Cost — $48,353,116)	47,798,165

SENIOR LOANS — 1.5%
237,192		NR	1011778 B.C. Unlimited Liability Company, (Restricted, cost — $232,849, acquired 8/12/20), 1.835% (1-Month USD-LIBOR + 1.750%) due 11/19/26(n)	233,461

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.5% — (continued)
$40,000	NR	AECOM, (Restricted, cost — $39,716, acquired 4/9/21), 1.835% (1-Month USD-LIBOR + 1.750%) due 4/13/28(n)	$40,020
150,000	NR	Air Canada, (Restricted, cost — $149,037, acquired 7/27/21), 4.250% (6-Month USD-LIBOR + 3.500%) due 8/11/28(n)	150,107
419,293	NR	Allied Universal Holdco LLC, (Restricted, cost — $420,609, acquired 2/19/20), 4.250% (3-Month USD-LIBOR + 3.750%) due 5/12/28(n)	419,794
155,960	NR	Alterra Mountain Co., (Restricted, cost — $155,770, acquired 3/27/19), 4.000% (1-Month USD-LIBOR + 3.500%) due 8/17/28(n)	155,570
328,344	NR	Aramark Intermediate HoldCo Corp., (Restricted, cost — $330,358, acquired 12/13/19), 1.835% (1-Month USD-LIBOR + 1.750%) due 1/15/27(n)	322,256
626,593	NR	Asplundh Tree Expert LLC, (Restricted, cost — $628,227, acquired 3/4/21), 1.835% (1-Month USD-LIBOR + 1.750%) due 9/7/27(n)	623,169
119,700	NR	Asurion LLC, (Restricted, cost — $118,606, acquired 1/29/21), 3.335% (1-Month USD-LIBOR + 3.250%) due 7/31/27(n)	117,481
176,069	NR	Asurion LLC, (Restricted, cost — $175,723, acquired 11/20/19), 3.085% (1-Month USD-LIBOR + 3.000%) due 11/3/24(n)	173,346
385,218	NR	Asurion LLC, (Restricted, cost — $385,667, acquired 4/10/19), 3.335% (1-Month USD-LIBOR + 3.250%) due 12/23/26(n)	378,236
51,568	NR	Asurion LLC, (Restricted, cost — $51,568, acquired 2/26/20), 3.210% (1-Month USD-LIBOR + 3.125%) due 11/3/23(n)	51,085
541,246	NR	athenahealth Inc., (Restricted, cost — $541,903, acquired 1/9/20), 4.377% (1-Month USD-LIBOR + 4.250%/3-Month USD-LIBOR + 4.250%) due 2/11/26(n)	543,784
48,750	NR	Atlantic Aviation FBO Inc., (Restricted, cost — $48,453, acquired 11/30/18), 3.840% (1-Month USD-LIBOR + 3.750%) due 12/6/25(n)	48,720
562,175	NR	Avolon TLB Borrower 1 (US) LLC, (Restricted, cost — $562,140, acquired 3/4/21), 2.750% (1-Month USD-LIBOR + 2.250%) due 12/1/27(n)	562,923
231,487	NR	Bausch Health Cos., Inc., (Restricted, cost — $228,764, acquired 6/23/20), 2.835% (1-Month USD-LIBOR + 2.750%) due 11/27/25(n)	230,371
53,460	NR	Bausch Health Cos., Inc., (Restricted, cost — $53,794, acquired 4/17/19), 3.085% (1-Month USD-LIBOR + 3.000%) due 6/2/25(n)	53,326
226,082	NR	Berry Global Inc., (Restricted, cost — $226,647, acquired 2/12/21), 1.856% (2-Month USD-LIBOR + 1.750%) due 7/1/26(n)	224,386
6,041	NR	BJ’s Wholesale Club Inc., (Restricted, cost — $6,020, acquired 8/12/20), 2.097% (1-Month USD-LIBOR + 2.000%) due 2/3/24(n)	6,045
77,843	NR	Brookfield WEC Holdings Inc., (Restricted, cost — $77,835, acquired 11/15/19), 3.250% (1-Month USD-LIBOR + 2.750%) due 8/1/25(n)	77,271
218,350	NR	Caesars Resort Collection LLC, (Restricted, cost — $213,344, acquired 6/19/20), 4.585% (1-Month USD-LIBOR + 4.500%) due 7/21/25(n)	219,112
96,420	NR	Caesars Resort Collection LLC, (Restricted, cost — $96,720, acquired 10/4/17), 2.835% (1-Month USD-LIBOR + 2.750%) due 12/23/24(n)	95,751
246,285	NR	Change Healthcare Holdings LLC, (Restricted, cost — $245,988, acquired 2/18/20), 3.500% (1-Month USD-LIBOR + 2.500%/3-Month USD-LIBOR + 2.500%) due 3/1/24(n)	246,023
206,842	NR	Charter Communications Operating LLC, (Restricted, cost — $207,488, acquired 2/7/20), 1.840% (1-Month USD-LIBOR + 1.750%) due 2/1/27(n)	204,903
345,204	NR	Charter Communications Operating LLC, (Restricted, cost — $346,139, acquired 10/24/19), 1.840% (1-Month USD-LIBOR + 1.750%) due 4/30/25(n)	344,406
468,227	NR	Citadel Securities LP, (Restricted, cost — $467,358, acquired 4/15/21), 2.585% (1-Month USD-LIBOR + 2.500%) due 2/2/28(n)	462,624
159,083	NR	CityCenter Holding LLC, (Restricted, cost — $158,439, acquired 1/28/21), 3.000% (1-Month USD-LIBOR + 2.250%) due 4/18/24(n)	158,902
218,077	NR	Clarios Global LP, (Restricted, cost — $216,654, acquired 3/18/19), 3.335% (1-Month USD-LIBOR + 3.250%) due 4/30/26(n)	216,123
130,000	NR	Cloudera Inc., (Restricted, cost — $128,707, acquired 8/10/21) due 8/10/28(n)(o)	129,472
69,821	NR	CSC Holdings LLC, (Restricted, cost — $68,723, acquired 6/29/21), 2.345% (1-Month USD-LIBOR + 2.250%) due 1/15/26(n)	68,879

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.5% — (continued)
$425,073	NR	DCert Buyer Inc., (Restricted, cost — $425,419, acquired 8/8/19), 4.085% (1-Month USD-LIBOR + 4.000%) due 10/16/26(n)	$424,926
641,665	NR	Dell International LLC, (Restricted, cost — $635,504, acquired 3/4/21), 2.000% (1-Month USD-LIBOR + 1.750%) due 9/19/25(n)	642,214
750,000	NR	Delos Finance Sarl, (Restricted, cost — $750,000, acquired 3/4/21), 1.897% (3-Month USD-LIBOR + 1.750%) due 10/6/23(n)	749,479
174,483	NR	Edelman Financial Engines Center LLC, (Restricted, cost — $174,964, acquired 4/22/19), 4.250% (1-Month USD-LIBOR + 3.500%) due 4/7/28(n)	173,808
108,784	NR	EyeCare Partners LLC, (Restricted, cost — $108,713, acquired 2/18/20), 3.857% (2-Month USD-LIBOR + 3.750%) due 2/18/27(n)	107,978
18,029	NR	FinCo I LLC, (Restricted, cost — $17,921, acquired 8/12/20), 2.585% (1-Month USD-LIBOR + 2.500%) due 6/27/25(n)	17,924
56,977	NR	First Eagle Holdings Inc., (Restricted, cost — $57,120, acquired 4/5/19), 2.647% (3-Month USD-LIBOR + 2.500%) due 2/1/27(n)	56,188
160,000	NR	FleetCor Technologies Operating Company, LLC, (Restricted, cost — $158,857, acquired 4/22/21), 1.835% (1-Month USD-LIBOR + 1.750%) due 4/28/28(n)	159,471
216,302	NR	Focus Financial Partners LLC, (Restricted, cost — $216,888, acquired 2/18/20), 2.085% (1-Month USD-LIBOR + 2.000%) due 7/3/24(n)	214,478
20,000	NR	Formula One Management Ltd., (Restricted, cost — $19,684, acquired 8/12/20), 3.500% (1-Month USD-LIBOR + 2.500%) due 2/1/24(n)	19,952
49,356	NR	Four Seasons Holdings Inc., (Restricted, cost — $49,539, acquired 11/21/19), 2.085% (1-Month USD-LIBOR + 2.000%) due 11/30/23(n)	49,074
158,400	NR	Froneri International Ltd., (Restricted, cost — $158,707, acquired 2/18/20), 2.335% (1-Month USD-LIBOR + 2.250%) due 1/29/27(n)	156,211
109,724	NR	Gainwell Acquisition Corp., (Restricted, cost — $108,268, acquired 2/12/21), 4.750% (3-Month USD-LIBOR + 4.000%) due 10/1/27(n)	110,204
75,577	NR	Garda World Security Corp., (Restricted, cost — $74,461, acquired 10/24/19), 4.340% (1-Month USD-LIBOR + 4.250%) due 10/30/26(n)	75,557
137,822	NR	Golden Nugget Inc., (Restricted, cost — $137,822, acquired 2/20/20), 3.250% (2-Month USD-LIBOR + 2.500%) due 10/4/23(n)	137,082
467,644	NR	Harbor Freight Tools USA Inc., (Restricted, cost — $469,398, acquired 4/15/21), 3.250% (1-Month USD-LIBOR + 2.750%) due 10/19/27(n)	466,529
431,964	NR	Hilton Worldwide Finance LLC, (Restricted, cost — $432,101, acquired 8/18/16), 1.834% (1-Month USD-LIBOR + 1.750%) due 6/22/26(n)	427,914
320,218	NR	Icon Public Limited Company, (Restricted, cost — $318,659, acquired 6/16/21), 3.000% (3-Month USD-LIBOR + 2.500%) due 7/3/28(n)	320,352
79,782	NR	Icon Public Limited Company, (Restricted, cost — $79,394, acquired 6/16/21), 3.000% (3-Month USD-LIBOR + 2.500%) due 7/3/28(n)	79,816
162,988	NR	iHeartCommunications Inc., (Restricted, cost — $162,842, acquired 1/29/20), 3.084% (1-Month USD-LIBOR + 3.000%) due 5/1/26(n)	161,750
140,000	NR	INEOS Styrolution Group GmbH, (Restricted, cost — $140,672, acquired 2/19/21), 3.250% (1-Month USD-LIBOR + 2.750%) due 1/29/26(n)	139,825
185,749	NR	Jane Street Group LLC, (Restricted, cost — $185,536, acquired 1/21/21), 2.835% (1-Month USD-LIBOR + 2.750%) due 1/26/28(n)	183,350
390,000	NR	Jazz Pharmaceuticals Public Ltd. Company, (Restricted, cost — $388,143, acquired 4/22/21), 4.000% (1-Month USD-LIBOR + 3.500%) due 5/5/28(n)	390,564
382,876	NR	Level 3 Financing Inc., (Restricted, cost — $382,651, acquired 4/17/19), 1.835% (1-Month USD-LIBOR + 1.750%) due 3/1/27(n)	377,851
214,384	NR	LifePoint Health Inc., (Restricted, cost — $212,870, acquired 8/16/19), 3.835% (1-Month USD-LIBOR + 3.750%) due 11/16/25(n)	213,105
140,000	NR	Michaels Companies Inc., (Restricted, cost — $138,674, acquired 4/8/21), 5.000% (1-Month USD-LIBOR + 4.250%) due 4/15/28(n)	140,262
490,185	NR	Nexstar Broadcasting Inc., (Restricted, cost — $489,150, acquired 8/16/19), 2.596% (1-Month USD-LIBOR + 2.500%) due 9/18/26(n)	488,498

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.5% — (continued)
$129,729	NR	Numericable U.S. LLC, (Restricted, cost — $129,556, acquired 10/6/17), 3.814% (3-Month USD-LIBOR + 3.688%) due 1/31/26(n)	$128,869
197,000	NR	Option Care Health Inc., (Restricted, cost — $195,790, acquired 5/22/19), 3.835% (1-Month USD-LIBOR + 3.750%) due 8/6/26(n)	196,852
119,727	NR	PCI Gaming Authority, (Restricted, cost — $119,907, acquired 5/15/19), 2.585% (1-Month USD-LIBOR + 2.500%) due 5/29/26(n)	119,010
349,125	NR	Phoenix Guarantor Inc., (Restricted, cost — $349,125, acquired 2/23/21), 3.596% (1-Month USD-LIBOR + 3.500%) due 3/5/26(n)	347,598
680,000	NR	Pilot Travel Centers LLC, (Restricted, cost — $676,631, acquired 7/29/21) due 8/4/28(n)(o)	676,036
359,100	NR	PPD Inc., (Restricted, cost — $358,294, acquired 1/6/21), 2.500% (1-Month USD-LIBOR + 2.000%) due 1/13/28(n)	358,556
403,939	NR	Prime Security Services Borrower LLC, (Restricted, cost — $406,041, acquired 4/22/19), 3.500% (1-Month USD-LIBOR + 2.750%/3-Month USD-LIBOR + 2.750%) due 9/23/26(n)	403,717
170,000	NR	QUIKRETE Holdings Inc., (Restricted, cost — $168,760, acquired 6/11/21) due 5/22/28(n)(o)	168,885
209,475	NR	Rackspace Technology Global Inc., (Restricted, cost — $210,036, acquired 2/19/21), 3.500% (2-Month USD-LIBOR + 2.750%/3-Month USD-LIBOR + 2.750%) due 2/15/28(n)	207,588
340,000	NR	RealPage Inc., (Restricted, cost — $340,131, acquired 2/18/21), 3.750% (1-Month USD-LIBOR + 3.250%) due 4/24/28(n)	338,450
398,802	NR	Reynolds Consumer Products LLC, (Restricted, cost — $400,267, acquired 2/18/20), 1.835% (1-Month USD-LIBOR + 1.750%) due 2/4/27(n)	396,595
315,576	NR	Scientific Games International Inc., (Restricted, cost — $315,282, acquired 2/14/18), 2.835% (1-Month USD-LIBOR + 2.750%) due 8/14/24(n)	313,226
360,000	NR	Sotera Health Holdings LLC, (Restricted, cost — $362,813, acquired 1/20/21), 3.250% (3-Month USD-LIBOR + 2.750%) due 12/11/26(n)	358,200
204,799	NR	Trans Union LLC, (Restricted, cost — $205,634, acquired 2/16/21), 1.835% (1-Month USD-LIBOR + 1.750%) due 11/16/26(n)	203,070
19,899	NR	TransDigm Inc., (Restricted, cost — $19,634, acquired 2/9/21), 2.335% (1-Month USD-LIBOR + 2.250%) due 12/9/25(n)	19,614
407,172	NR	UFC Holdings LLC, (Restricted, cost — $410,226, acquired 4/30/19), 3.500% (3-Month USD-LIBOR + 2.750%) due 4/29/26(n)	405,207
468,825	NR	United AirLines Inc., (Restricted, cost — $471,273, acquired 4/14/21), 4.500% (3-Month USD-LIBOR + 3.750%) due 4/21/28(n)	470,529
313,636	NR	US Foods Inc., (Restricted, cost — $304,879, acquired 9/28/20), 1.835% (1-Month USD-LIBOR + 1.750%) due 6/27/23(n)	310,528
150,000	NR	VFH Parent LLC, (Restricted, cost — $148,570, acquired 10/30/20), 3.088% (1-Month USD-LIBOR + 3.000%) due 3/1/26(n)	149,391
350,000	NR	VICI Properties 1 LLC, (Restricted, cost — $349,055, acquired 2/20/20), 1.838% (1-Month USD-LIBOR + 1.750%) due 12/20/24(n)	348,567
430,000	NR	Virgin Media Bristol LLC, (Restricted, cost — $427,503, acquired 4/30/19), 2.596% (1-Month USD-LIBOR + 2.500%) due 1/31/28(n)	426,085
71,034	NR	Western Digital Corp., (Restricted, cost — $71,745, acquired 10/27/17), 1.838% (1-Month USD-LIBOR + 1.750%) due 4/29/23(n)	71,141
80,000	NR	Zayo Group Holdings Inc., (Restricted, cost — $80,088, acquired 2/19/21), 3.085% (1-Month USD-LIBOR + 3.000%) due 3/9/27(n)	79,074

		TOTAL SENIOR LOANS (Cost — $19,598,441)	19,538,696

ASSET-BACKED SECURITIES — 0.8%

Automobiles — 0.2%
		Credit Acceptance Auto Loan Trust:
450,000	AAA	Series 2019-3A, Class A, 2.380% due 11/15/28(a)	456,951
410,000	AAA	Series 2021-2A, Class A, 0.960% due 2/15/30(a)	412,126
320,000	AAA	Series 2021-3A, Class A, 1.000% due 5/15/30(a)	321,602
920,000	Aaa(b)	Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210% due 12/26/25(a)	926,512

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Automobiles — 0.2% — (continued)
$355,074	AAA	Nissan Auto Receivables Owner Trust, Series 2018-C, Class A3, 3.220% due 6/15/23	$358,366

		Total Automobiles	2,475,557

Credit Cards — 0.0%
315,000	AAA	Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 0.866% (1-Month USD-LIBOR + 0.770%) due 5/14/29(c)	321,219

Student Loans — 0.6%
159,484	AA	College Ave Student Loans LLC, Series 2019-A, Class A2, 3.280% due 12/28/48(a)	165,251
174,460	Aaa(b)	ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1.434% (1-Month USD-LIBOR + 1.350%) due 7/26/66(a)(c)	180,035
110,927	AAA	Navient Private Education Loan Trust, Series 2014-AA, Class A2B, 1.346% (1-Month USD-LIBOR + 1.250%) due 2/15/29(a)(c)	111,432
270,559	AAA	Navient Student Loan Trust, Series 2017-4A, Class A2, 0.584% (1-Month USD-LIBOR + 0.500%) due 9/27/66(a)(c)	271,242
235,747	Aaa(b)	Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.360% due 4/20/62(a)	236,748
395,000	AAA	SLM Private Education Loan Trust, Series 2010-C, Class A5, 4.846% (1-Month USD-LIBOR + 4.750%) due 10/15/41(a)(c)	441,287
		SLM Student Loan Trust:
155,872	AA+	Series 2003-4, Class A5E, 0.869% (3-Month USD-LIBOR + 0.750%) due 3/15/33(a)(c)	148,319
780,000	AA+	Series 2003-10A, Class A4, 0.789% (3-Month USD-LIBOR + 0.670%) due 12/17/68(a)(c)	782,089
1,048,920	AAA	Series 2005-5, Class A4, 0.265% (3-Month USD-LIBOR + 0.140%) due 10/25/28(c)	1,044,384
		SMB Private Education Loan Trust:
12,648	AAA	Series 2015-B, Class A2A, 2.980% due 7/15/27(a)	12,760
545,000	AAA	Series 2015-C, Class A3, 2.046% (1-Month USD-LIBOR + 1.950%) due 8/16/32(a)(c)	555,494
37,702	Aaa(b)	Series 2016-A, Class A2A, 2.700% due 5/15/31(a)	38,671
125,620	AAA	Series 2017-B, Class A2A, 2.820% due 10/15/35(a)	130,209
74,230	AAA	Series 2017-B, Class A2B, 0.843% (1-Month USD-LIBOR + 0.750%) due 10/15/35(a)(c)	74,577
304,436	AAA	Series 2018-A, Class A2B, 0.893% (1-Month USD-LIBOR + 0.800%) due 2/15/36(a)(c)	305,905
357,236	Aaa(b)	Series 2018-B, Class A2A, 3.600% due 1/15/37(a)	378,746
435,043	AAA	Series 2018-C, Class A2B, 0.843% (1-Month USD-LIBOR + 0.750%) due 11/15/35(a)(c)	435,998
100,000	AAA	Series 2020-A, Class A2B, 0.923% (1-Month USD-LIBOR + 0.830%) due 9/15/37(a)(c)	100,412
844,793	AAA	Series 2020-PTB, Class A2A, 1.600% due 9/15/54(a)	856,153
730,000	Aaa(b)	Series 2021-A, Class A2B, 1.590% due 1/15/53(a)	736,032
240,000	Aa2(b)	Series 2021-A, Class B, 2.310% due 1/15/53(a)	244,771
219,622	AAA	Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.340% due 8/25/47(a)	225,446

		Total Student Loans	7,475,961

		TOTAL ASSET-BACKED SECURITIES (Cost — $10,182,510)	10,272,737

MUNICIPAL BONDS — 0.3%

California — 0.1%
530,000	A+	Los Angeles Unified School District, GO, 5.750% due 7/1/34	715,304
		University of California, Revenue Bonds:
25,000	AA	Series AD, 4.858% due 5/15/12	37,407
266,000	AA	Series AQ, 4.767% due 5/15/15	387,080

		Total California	1,139,791

New Jersey — 0.1%
570,000	Aa3(b)	Jersey City Municipal Utilities Authority, Revenue Bonds, Series B, 5.470% due 5/15/27	645,743
85,000	BBB	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series B, 6.561% due 12/15/40	128,071

		Total New Jersey	773,814

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

New York — 0.1%
			City of New York:
$375,000		AA	GO, Series A, 3.000% due 8/1/34	$401,183
500,000		AA	Series G-1, 5.968% due 3/1/36	704,048
80,000		AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-1, 5.000% due 11/1/42	87,623
350,000		AA+	New York State Dormitory Authority, Revenue Bonds, 5.289% due 3/15/33	433,858

			Total New York	1,626,712

Ohio — 0.0%
90,000		A-	City of Cleveland, OH, Airport System Revenue, Revenue Bonds, 2.882% due 1/1/31	95,671

Texas — 0.0%
350,000		A+	North Texas Tollway Authority, Revenue Bonds, Series A, 2.530% due 1/1/35	360,424

Virginia — 0.0%
137,077		AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	143,473

			TOTAL MUNICIPAL BONDS (Cost — $3,781,105)	4,139,885

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,272,687,945)	1,301,735,665

Face Amount†

SHORT-TERM INVESTMENTS — 9.0%

ASSET-BACKED SECURITY — 0.1%
530,000			MRA Issuance Trust, 1.846%(1-Month USD-LIBOR + 1.750%) due 2/16/22(a)(c) (Cost — $530,001)	530,281

TIME DEPOSITS — 2.7%
314,998	AUD		BBH — Grand Cayman, (0.120)% due 9/1/21	230,437
3,655,818			BNP Paribas — Paris, 0.005% due 9/1/21	3,655,818
			Citibank — London:
329,964	EUR		(0.780)% due 9/1/21	389,604
247,719	GBP		0.005% due 9/1/21	340,576
9,686,857			Royal Bank of Canada — Toronto, 0.005% due 9/1/21	9,686,857
12,248,230			Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	12,248,230
			Sumitomo Mitsui Banking Corp. — Tokyo:
18,845,982	JPY		(0.310)% due 9/1/21	171,304
8,761,068			0.005% due 9/1/21	8,761,068

			TOTAL TIME DEPOSITS (Cost — $35,483,894)	35,483,894

U.S. GOVERNMENT OBLIGATIONS — 6.2%
			U.S. Cash Management Bills:
6,395,000			0.036% due 12/14/21(p)	6,394,338
1,865,000			0.042% due 12/21/21(p)	1,864,759
			U.S. Treasury Bills:
25,665,000			0.027% due 10/5/21(p)	25,664,351
15,145,000			0.040% due 12/2/21(p)	15,143,452
6,415,000			0.041% due 1/6/22(p)	6,414,079
10,130,000			0.049% due 1/13/22(p)	10,128,138
1,460,000			0.046% due 1/20/22(p)	1,459,737
1,620,000			0.045% due 1/27/22(p)	1,619,700

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount†	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 6.2% — (continued)
$12,795,000	0.045% due 2/3/22(p)	$12,792,517

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $81,481,071)	81,481,071

	TOTAL SHORT-TERM INVESTMENTS (Cost — $117,494,966)	117,495,246

	TOTAL INVESTMENTS IN SECURITIES (Cost — $1,390,182,911)	1,419,230,911

	TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $271,394)	213,865

	TOTAL INVESTMENTS — 108.3% (Cost — $1,390,454,305)	1,419,444,776

	Liabilities in Excess of Other Assets — (8.3)%	(108,247,390)

	TOTAL NET ASSETS — 100.0%	$1,311,197,386

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $144,671,643 and represents 11.3% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2021.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Illiquid security.
(f)	Security is currently in default.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Principal only security.
(i)	This security is traded on a TBA basis (see Note 1).
(j)	Rating by Fitch Ratings Service. All ratings are unaudited.
(k)	Interest only security.
(l)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2021.
(m)	Affiliated security (See Note 2). As of August 31, 2021, total cost and total market value of affiliated securities amounted to $1,347,582 and $1,370,511, respectively.
(n)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2021, amounts to $19,538,696 and represents 1.5% of net assets.
(o)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Rate shown represents yield-to-maturity.
#	Security that used significant unobservable inputs to determine fair value.

Abbreviations used in this schedule:
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
GO	— General Obligation
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Incorporation
OFZ	— Federal Loan Obligations (Russian: Obligatsyi Federal’novo Zaima)
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits
SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2021, for Core Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Core Fixed Income Fund	$1,398,278,820	$47,382,301	$(24,808,764)	$22,573,537

Summary of Investments by Security Type^
Corporate Bonds & Notes	28.1%
U.S. Government Agencies & Obligations	27.4
Mortgage-Backed Securities	22.5
Collateralized Mortgage Obligations	7.9
Sovereign Bonds	3.4
Senior Loans	1.4
Asset-Backed Securities	0.7
Municipal Bonds	0.3
Purchased Options	0.0 *
Short-Term Investments	8.3

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2021, Core Fixed Income Fund held the following Options Contracts Purchased:

Currency Option

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
2,050,000	2,586,161	CAD	OTC U.S. Dollar versus Canadian Dollar, Put	CITI	11/22/21	$1.27	$31,316

Interest Rate Cap Option

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,270,000	$ 2,095,500	OTC USD ICE Swap 3-30 Year, Put	BCLY	1/19/24	2.750%	$33,792

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
85	$ 13,894,844	U.S. Treasury Bond October Futures, Call	GSC	9/24/21	$168.00	$13,282
66	8,165,953	U.S. Treasury 5-Year Note October Futures, Call	GSC	9/24/21	$124.50	4,125
260	64,369,500	2-Year Mid-Curve Eurodollar December Futures, Put	CITI	12/10/21	$99.13	125,125
249	62,159,738	3-Month Eurodollar March Futures, Put	GSC	3/14/22	$99.63	6,225

		Total Options on Futures				$148,757

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $271,394)				$213,865

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2021, Core Fixed Income Fund held the following Options Contracts Written:

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
85	$ 13,894,844	U.S. Treasury Bond October Futures, Call	GSC	9/24/21	$165.00	$53,125
66	8,165,953	U.S. Treasury 5-Year Note October Futures, Call	GSC	9/24/21	$123.75	19,594
520	128,739,000	2-Year Mid-Curve Eurodollar December Futures, Put	CITI	12/10/21	$98.75	71,500
210	52,423,878	3-Month Eurodollar March Futures, Put	GSC	3/14/22	$99.38	3,937

		Total Options on Futures				$148,156

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $255,880)				$148,156

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2021, Core Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	180	12/23	$44,552,575	$44,565,750	$13,175
90-Day Eurodollar June Futures	89	6/23	22,081,144	22,107,599	26,455
Australian Government 10-Year Bond September Futures	42	9/21	4,351,688	4,479,994	128,306
Euro-OAT September Futures	24	9/21	4,483,638	4,567,518	83,880
U.S. Treasury 2-Year Note December Futures	324	12/21	71,342,511	71,386,313	43,802
U.S. Treasury 5-Year Note December Futures	435	12/21	53,739,704	53,817,657	77,953
U.S. Treasury Ultra Long Bond December Futures	199	12/21	39,386,404	39,258,969	(127,435)

					246,136

Contracts to Sell:
90-Day Eurodollar December Futures	347	12/21	86,491,992	86,598,187	(106,195)
Euro-Bund September Futures	106	9/21	21,636,913	21,959,234	(322,321)
Japan Government 10-Year Bond September Futures	5	9/21	6,889,515	6,915,421	(25,906)
U.S. Treasury 2-Year Note December Futures	12	12/21	2,642,189	2,643,937	(1,748)
U.S. Treasury 10-Year Note December Futures	330	12/21	43,997,469	44,039,531	(42,062)
U.S. Treasury Long Bond December Futures	65	12/21	10,606,802	10,592,968	13,834
U.S. Treasury Ultra Long Bond December Futures	2	12/21	392,438	394,562	(2,124)
U.S. Ultra Long Bond December Futures	55	12/21	8,150,899	8,140,860	10,039

					(476,483)

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(230,347)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2021, Core Fixed Income Fund had deposited cash of $2,803,029 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2021, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	6,473,202	USD	4,845,910	CITI	$4,736,720	10/19/21	$(109,190)
Brazilian Real	174,640	USD	32,898	CITI	33,553	10/19/21	655
British Pound	1,655,489	USD	2,292,165	CITI	2,276,290	10/19/21	(15,875)
Canadian Dollar	14,501,678	USD	11,545,683	CITI	11,495,200	10/19/21	(50,483)
Indonesian Rupiah	44,149,999,820	USD	2,991,395	CITI	3,081,953	10/19/21	90,558
Japanese Yen	521,992,622	USD	4,756,895	CITI	4,746,637	10/19/21	(10,258)
Mexican Peso	16,828,969	USD	830,251	CITI	832,431	10/19/21	2,180
Russian Ruble	340,788,779	USD	4,510,652	CITI	4,615,041	10/19/21	104,389
Russian Ruble	52,048,191	USD	700,231	CITI	704,849	10/19/21	4,618
South African Rand	8,680,000	USD	596,830	CITI	593,716	10/19/21	(3,114)

							13,480

Contracts to Sell:
Euro	680,311	USD	807,944	CITI	804,037	10/19/21	3,907
Euro	450,000	USD	533,838	CITI	531,840	10/19/21	1,998
Indonesian Rupiah	20,713,719,420	USD	1,448,816	CITI	1,445,951	10/19/21	2,865
Mexican Peso	14,360,000	USD	707,675	CITI	710,305	10/19/21	(2,630)
Mexican Peso	64,911,874	USD	3,208,852	CITI	3,210,809	10/19/21	(1,957)

							4,183

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$17,663

At August 31, 2021, Core Fixed Income Fund held the following OTC Interest Rate Swap Contract:

Pay Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Payment Paid	Unrealized Depreciation
Pay	3-Month BRL-CDI-Compounded	7.024%	1/4/27	CITI	BRL 18,325,000	$(142,602)	$7,443	$(150,045)

At August 31, 2021, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.450%	5/15/27	6-Month	USD	23,485,000	$636,729	$(22,976)	$659,705
Receive	3-Month USD-LIBOR	0.900%	3/17/50	6-Month	USD	1,492,000	260,892	(45)	260,937
Receive	3-Month USD-LIBOR	1.000%	2/15/47	6-Month	USD	9,250,000	1,291,057	110,349	1,180,708
Receive	3-Month USD-LIBOR	1.200%	10/7/50	6-Month	USD	662,000	69,037	(290)	69,327
Receive	3-Month USD-LIBOR	1.225%	2/15/47	6-Month	USD	724,000	65,563	831	64,732
Receive	3-Month USD-LIBOR	1.250%	2/15/28	6-Month	USD	5,730,000	(77,979)	5,733	(83,712)
Receive	3-Month USD-LIBOR	1.350%	2/15/28	6-Month	USD	10,365,000	(207,106)	(37,165)	(169,941)
Receive	3-Month USD-LIBOR	1.630%	2/15/47	6-Month	USD	5,745,000	23,710	62,000	(38,290)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.671%	7/9/51	6-Month	USD	1,672,000	$(12,844)	$(7,118)	$(5,726)
Receive	3-Month USD-LIBOR	2.000%	2/15/47	6-Month	USD	3,485,000	(272,785)	5,177	(277,962)
Receive	3-Month USD-LIBOR	2.000%	6/3/51	6-Month	USD	85,000	(7,733)	90	(7,823)
Receive	Secured Overnight Financing Rate	1.520%	2/15/47	12-Month	USD	997,000	(30,286)	(31,544)	1,258
Receive	Secured Overnight Financing Rate	1.729%	2/15/47	12-Month	USD	1,505,000	(121,049)	—	(121,049)
Receive	U.S. Federal Funds Effective Rate Index	0.560%	7/20/45	12-Month	USD	730,000	129,738	—	129,738

							$1,746,944	$85,042	$1,661,902

At August 31, 2021, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $1,370,679 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
BRL	— Brazilian Real	CITI	— Citigroup Global Markets Inc.
CAD	— Canadian Dollar	GSC	— Goldman Sachs & Co.
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
MXN	— Mexican Peso
RUB	— Russian Ruble
USD	— United States Dollar

See pages 296-297 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 86.9%

Advertising — 0.4%
$400,000	CCC	Clear Channel Outdoor Holdings Inc., Company Guaranteed Notes, 7.500% due 6/1/29(a)	$414,500
472,000	CCC+	Terrier Media Buyer Inc., Company Guaranteed Notes, 8.875% due 12/15/27(a)	503,270

		Total Advertising	917,770

Aerospace/Defense — 0.9%
290,000	BBB-	Boeing Co. (The), Senior Unsecured Notes, 5.150% due 5/1/30	343,784
491,000	BB	Moog Inc., Company Guaranteed Notes, 4.250% due 12/15/27(a)	505,116
495,000	B	Spirit AeroSystems Inc., Secured Notes, 7.500% due 4/15/25(a)	524,700
		TransDigm Inc.:
280,000	B-	Company Guaranteed Notes, 4.625% due 1/15/29(a)	276,850
		Senior Secured Notes:
110,000	B+	8.000% due 12/15/25(a)	117,837
100,000	B+	6.250% due 3/15/26(a)	105,250

		Total Aerospace/Defense	1,873,537

Airlines — 2.8%
755,000	BB-	Air Canada, Senior Secured Notes, 3.875% due 8/15/26(a)	760,670
886,000	B	American Airlines Inc., Senior Secured Notes, 11.750% due 7/15/25(a)	1,101,076
		American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes:
188,000	Ba2(b)	5.500% due 4/20/26(a)	198,387
301,000	Ba2(b)	5.750% due 4/20/29(a)	325,447
200,000	BBB-	Delta Air Lines Inc., Senior Secured Notes, 7.000% due 5/1/25(a)	233,872
370,000	Baa1(b)	Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes, 4.750% due 10/20/28(a)	411,890
429,000	Ba3(b)	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes, 5.750% due 1/20/26(a)	452,329
670,000	Baa3(b)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(a)	728,692
290,000	NR	Spirit Airlines Inc., Senior Unsecured Notes, 1.000% due 5/15/26	269,149
312,747	Ba2(b)	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes, 8.000% due 9/20/25(a)	354,577
196,193	BBB-	United Airlines Class B Pass Through Trust, Pass-Thru Certificates, 4.875% due 1/15/26	206,774
		United Airlines Inc., Senior Secured Notes:
423,000	BB-	4.375% due 4/15/26(a)	439,658
512,000	BB-	4.625% due 4/15/29(a)	531,955

		Total Airlines	6,014,476

Auto Manufacturers — 3.1%
425,000	Ba2(b)	Allison Transmission Inc., Company Guaranteed Notes, 3.750% due 1/30/31(a)	425,062
		Ford Motor Co., Senior Unsecured Notes:
200,000	BB+	9.000% due 4/22/25	244,590
393,000	BB+	9.625% due 4/22/30	560,866
218,000	BB+	7.450% due 7/16/31	287,149
1,141,000	BB+	4.750% due 1/15/43	1,232,309
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
1,270,000	BB+	3.375% due 11/13/25	1,316,037
300,000	BB+	4.542% due 8/1/26	326,250
300,000	BB+	2.900% due 2/16/28	299,292
320,000	BB+	5.113% due 5/3/29	362,896
550,000	BB+	4.000% due 11/13/30	582,458
500,000	B+	JB Poindexter & Co., Inc., Senior Unsecured Notes, 7.125% due 4/15/26(a)	528,125
335,000	B+	PM General Purchaser LLC, Senior Secured Notes, 9.500% due 10/1/28(a)	364,714

		Total Auto Manufacturers	6,529,748

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Auto Parts & Equipment — 0.6%
		American Axle & Manufacturing Inc., Company Guaranteed Notes:
$450,000	B+	6.500% due 4/1/27	$473,063
540,000	B+	5.000% due 10/1/29	540,570
342,000	B-	Titan International Inc., Senior Secured Notes, 7.000% due 4/30/28(a)	357,889

		Total Auto Parts & Equipment	1,371,522

Banks — 1.0%
230,000	B+	Barclays PLC, Junior Subordinated Notes, 8.000% (5-Year CMT Index + 5.672%)(c)(d)	261,481
200,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(c)(d)	243,875
		Credit Suisse Group AG, Junior Subordinated Notes:
230,000	BB-	6.375% (5-Year CMT Index + 4.822%)(a)(c)(d)	254,583
200,000	BB-	7.500% (5-Year USD Swap Rate + 4.600%)(a)(c)(d)	216,100
110,000	BBB-	Goldman Sachs Group Inc. (The), Subordinated Notes, 5.150% due 5/22/45	147,524
360,000	BB+	Intesa Sanpaolo SpA, Subordinated Notes, 4.198% due 6/1/32(a)	371,087
520,000	BB+	UniCredit SpA, Subordinated Notes, 5.459% (5-Year CMT Index + 4.750%) due 6/30/35(a)(c)	575,345

		Total Banks	2,069,995

Beverages — 0.1%
308,000	CCC+	Triton Water Holdings Inc., Senior Unsecured Notes, 6.250% due 4/1/29(a)	305,263

Biotechnology — 0.1%
110,000	NR	Halozyme Therapeutics Inc., Senior Unsecured Notes, 0.250% due 3/1/27(a)	100,668

Building Materials — 1.0%
210,000	B-	Cornerstone Building Brands Inc., Company Guaranteed Notes, 6.125% due 1/15/29(a)	224,763
214,000	CCC	CP Atlas Buyer Inc., Senior Unsecured Notes, 7.000% due 12/1/28(a)	218,548
350,000	B+	Griffon Corp., Company Guaranteed Notes, 5.750% due 3/1/28	371,854
380,000	B+	SRM Escrow Issuer LLC, Senior Secured Notes, 6.000% due 11/1/28(a)	403,275
		Standard Industries Inc., Senior Unsecured Notes:
252,000	BB-	5.000% due 2/15/27(a)	260,820
248,000	BB-	4.375% due 7/15/30(a)	255,106
440,000	BB	Summit Materials LLC/Summit Materials Finance Corp., Company Guaranteed Notes, 5.250% due 1/15/29(a)	466,418

		Total Building Materials	2,200,784

Chemicals — 1.0%
550,000	B+	Consolidated Energy Finance SA, Senior Unsecured Notes, 6.875% due 6/15/25(a)	568,562
230,000	BB-	Kraton Polymers LLC/Kraton Polymers Capital Corp., Company Guaranteed Notes, 4.250% due 12/15/25(a)	236,519
501,000	BB	Methanex Corp., Senior Unsecured Notes, 5.125% due 10/15/27	546,278
300,000	BB-	Minerals Technologies Inc., Company Guaranteed Notes, 5.000% due 7/1/28(a)	314,741
330,000	BB+	Olin Corp., Senior Unsecured Notes, 5.000% due 2/1/30	354,592

		Total Chemicals	2,020,692

Coal — 0.2%
516,000	BB	SunCoke Energy Inc., Senior Secured Notes, 4.875% due 6/30/29(a)	523,281

Commercial Services — 7.6%
330,000	BB-	ADT Security Corp.(The), Senior Secured Notes, 4.125% due 8/1/29(a)	329,993
509,000	BB-	Adtalem Global Education Inc., Senior Secured Notes, 5.500% due 3/1/28(a)	521,735
525,000	CCC	Ahern Rentals Inc., Secured Notes, 7.375% due 5/15/23(a)	512,794
		Allied Universal Holdco LLC/Allied Universal Finance Corp.:
280,000	B	Senior Secured Notes, 6.625% due 7/15/26(a)	299,600
545,000	CCC+	Senior Unsecured Notes, 6.000% due 6/1/29(a)	545,657

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Commercial Services — 7.6% — (continued)
		Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes:
$640,000	B	4.625% due 6/1/28(a)	$643,150
328,000	B-	Alta Equipment Group Inc., Secured Notes, 5.625% due 4/15/26(a)	337,430
505,000	CCC	APX Group Inc., Company Guaranteed Notes, 5.750% due 7/15/29(a)	505,631
500,000	BB-	Brink’s Co. (The), Company Guaranteed Notes, 4.625% due 10/15/27(a)	525,790
330,000	B+	Carriage Services Inc., Company Guaranteed Notes, 4.250% due 5/15/29(a)	330,927
		CoreCivic Inc., Company Guaranteed Notes:
80,000	BB-	4.625% due 5/1/23	81,357
310,000	BB-	8.250% due 4/15/26	327,644
455,000	B-	Deluxe Corp., Company Guaranteed Notes, 8.000% due 6/1/29(a)	487,783
495,000	B	Garda World Security Corp., Senior Secured Notes, 4.625% due 2/15/27(a)	496,856
410,000	BB+	Gartner Inc., Company Guaranteed Notes, 3.625% due 6/15/29(a)	422,628
172,000	B+	Jaguar Holding Co. II/PPD Development LP, Company Guaranteed Notes, 5.000% due 6/15/28(a)	185,545
355,000	BB	Korn Ferry, Company Guaranteed Notes, 4.625% due 12/15/27(a)	368,017
409,000	B3(b)	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer Inc., Senior Secured Notes, 5.000% due 2/1/26(a)	421,781
505,000	CCC	Metis Merger Sub LLC, Senior Unsecured Notes, 6.500% due 5/15/29(a)	505,702
610,000	B	MoneyGram International Inc., Senior Secured Notes, 5.375% due 8/1/26(a)	622,963
1,196,000	B-	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 5.750% due 11/1/28(a)	1,143,579
396,000	BB	Nielsen Finance LLC/Nielsen Finance Co., Company Guaranteed Notes, 5.875% due 10/1/30(a)	424,209
900,000	B+	Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes, 4.000% due 6/15/29(a)	867,168
		Prime Security Services Borrower LLC/Prime Finance Inc.:
960,000	B-	Secured Notes, 6.250% due 1/15/28(a)	996,000
515,000	BB-	Senior Secured Notes, 3.375% due 8/31/27(a)	497,619
214,000	B	Rent-A-Center Inc., Company Guaranteed Notes, 6.375% due 2/15/29(a)	230,853
400,000	B+	Sotheby’s, Senior Secured Notes, 7.375% due 10/15/27(a)	424,920
460,000	B+	Sotheby’s/Bidfair Holdings Inc., Senior Secured Notes, 5.875% due 6/1/29(a)(i)	475,157
310,000	BB	Square Inc., Senior Unsecured Notes, 3.500% due 6/1/31(a)	322,206
382,000	CCC+	StoneMor Inc., Senior Secured Notes, 8.500% due 5/15/29(a)	391,174
476,000	CCC	Team Health Holdings Inc., Company Guaranteed Notes, 6.375% due 2/1/25(a)	455,175
60,000	B+	Terminix Co. LLC (The), Senior Unsecured Notes, 7.450% due 8/15/27	71,871
425,000	BB	TriNet Group Inc., Company Guaranteed Notes, 3.500% due 3/1/29(a)	428,719
500,000	BB	United Rentals North America Inc., Company Guaranteed Notes, 5.250% due 1/15/30	548,775
395,000	BB-	WW International Inc., Senior Secured Notes, 4.500% due 4/15/29(a)	391,050

		Total Commercial Services	16,141,458

Computers — 0.9%
505,000	CCC+	Ahead DB Holdings LLC, Company Guaranteed Notes, 6.625% due 5/1/28(a)	514,469
350,000	CCC+	Banff Merger Sub Inc., Senior Unsecured Notes, 9.750% due 9/1/26(a)	367,500
729,000	B+	NCR Corp., Company Guaranteed Notes, 5.125% due 4/15/29(a)	756,766
330,000	B-	Vericast Merger Sub Inc., Senior Secured Notes, 11.000% due 9/15/26(a)	350,196

		Total Computers	1,988,931

Cosmetics/Personal Care — 0.3%
685,000	BB	Edgewell Personal Care Co., Company Guaranteed Notes, 4.125% due 4/1/29(a)	690,138

Distribution/Wholesale — 0.5%
108,159	NR	American News Co. LLC, Secured Notes, 8.500% (8.500% cash or 10.000% PIK) due 9/1/26(a)(e)	125,107
893,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 3.875% due 12/15/28(a)	898,313

		Total Distribution/Wholesale	1,023,420

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 4.3%
$100,000	NR	Alliance Data Systems Corp., Company Guaranteed Notes, 4.750% due 12/15/24(a)	$102,750
500,000	CCC	Aretec Escrow Issuer Inc., Senior Unsecured Notes, 7.500% due 4/1/29(a)	524,375
724,000	BB-	Burford Capital Global Finance LLC, Company Guaranteed Notes, 6.250% due 4/15/28(a)	764,736
500,000	BB	Credit Acceptance Corp., Company Guaranteed Notes, 6.625% due 3/15/26(a)	529,375
505,000	B-	Curo Group Holdings Corp., Senior Secured Notes, 7.500% due 8/1/28(a)	504,369
900,000	Ba3(b)	Enact Holdings Inc., Senior Unsecured Notes, 6.500% due 8/15/25(a)	973,125
700,000	B-	Enova International Inc., Company Guaranteed Notes, 8.500% due 9/15/25(a)	723,625
1,078,721	B1(b)	Global Aircraft Leasing Co., Ltd., Senior Unsecured Notes, 6.500% (6.500% cash or 7.250% PIK) due 9/15/24(a)(e)	1,070,631
256,000	BB-	goeasy Ltd., Company Guaranteed Notes, 4.375% due 5/1/26(a)	264,320
		LD Holdings Group LLC, Company Guaranteed Notes:
350,000	B+	6.500% due 11/1/25(a)	357,438
270,000	B+	6.125% due 4/1/28(a)	265,685
		Midcap Financial Issuer Trust, Senior Unsecured Notes:
300,000	B+	6.500% due 5/1/28(a)	314,313
210,000	B+	5.625% due 1/15/30(a)	209,245
523,000	B	NFP Corp., Senior Secured Notes, 4.875% due 8/15/28(a)	532,806
575,000	BB-	OneMain Finance Corp., Company Guaranteed Notes, 6.875% due 3/15/25	651,906
		Quicken Loans LLC/Quicken Loans Co.-Issuer Inc., Company Guaranteed Notes:
375,000	BB+	3.625% due 3/1/29(a)	383,438
660,000	BB+	3.875% due 3/1/31(a)	676,079
70,000	BB+	Rocket Mortgage LLC, Company Guaranteed Notes, 5.250% due 1/15/28(a)	73,762
127,000	BB-	StoneX Group Inc., Senior Secured Notes, 8.625% due 6/15/25(a)	137,573

		Total Diversified Financial Services	9,059,551

Electric — 1.7%
408,000	B+	Calpine Corp., Senior Unsecured Notes, 5.000% due 2/1/31(a)	415,683
400,000	BB	Clearway Energy Operating LLC, Company Guaranteed Notes, 5.000% due 9/15/26	411,196
352,000	BB	NextEra Energy Operating Partners LP, Company Guaranteed Notes, 4.500% due 9/15/27(a)	381,177
		NRG Energy Inc., Company Guaranteed Notes:
255,000	BB+	5.750% due 1/15/28	272,850
138,000	BB+	3.375% due 2/15/29(a)	138,862
230,000	BB+	3.625% due 2/15/31(a)	233,747
520,000	BB-	Pattern Energy Operations LP/Pattern Energy Operations Inc., Company Guaranteed Notes, 4.500% due 8/15/28(a)	543,421
		Talen Energy Supply LLC, Senior Secured Notes:
40,000	B+	7.250% due 5/15/27(a)	34,637
820,000	B+	6.625% due 1/15/28(a)	704,897
508,000	BBB-	Vistra Operations Co. LLC, Senior Secured Notes, 4.300% due 7/15/29(a)	548,444

		Total Electric	3,684,914

Electrical Components & Equipment — 0.4%
527,000	B	Energizer Holdings Inc., Company Guaranteed Notes, 4.375% due 3/31/29(a)	529,171
360,000	BB+	EnerSys, Company Guaranteed Notes, 4.375% due 12/15/27(a)	378,895

		Total Electrical Components & Equipment	908,066

Electronics — 0.8%
581,000	BB-	Imola Merger Corp., Senior Secured Notes, 4.750% due 5/15/29(a)	602,061
310,000	BB+	Sensata Technologies BV, Company Guaranteed Notes, 4.000% due 4/15/29(a)	321,101
330,000	BB+	Sensata Technologies Inc., Company Guaranteed Notes, 4.375% due 2/15/30(a)	354,371
475,000	BB-	TTM Technologies Inc., Company Guaranteed Notes, 4.000% due 3/1/29(a)	481,531

		Total Electronics	1,759,064

Energy — Alternate Sources — 0.1%
250,000	B-	Sunnova Energy Corp., Company Guaranteed Notes, 5.875% due 9/1/26(a)	252,113

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Engineering & Construction — 0.5%
$322,000	B	Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes, 6.000% due 2/1/26(a)	$336,490
270,000	BB+	TopBuild Corp., Company Guaranteed Notes, 3.625% due 3/15/29(a)	269,024
499,000	B-	VM Consolidated Inc., Company Guaranteed Notes, 5.500% due 4/15/29(a)	510,227

		Total Engineering & Construction	1,115,741

Entertainment — 2.6%
748,000	B-	Allen Media LLC/Allen Media Co.-Issuer Inc., Company Guaranteed Notes, 10.500% due 2/15/28(a)	723,888
650,000	B	Banijay Entertainment SASU, Senior Secured Notes, 5.375% due 3/1/25(a)	668,687
194,000	B	Boyne USA Inc., Senior Unsecured Notes, 4.750% due 5/15/29(a)	200,063
641,000	B	Caesars Entertainment Inc., Senior Secured Notes, 6.250% due 7/1/25(a)	678,306
295,000	B	Cinemark USA Inc., Company Guaranteed Notes, 5.875% due 3/15/26(a)	293,894
190,000	B	Everi Holdings Inc., Company Guaranteed Notes, 5.000% due 7/15/29(a)	194,703
360,000	BB	International Game Technology PLC, Senior Secured Notes, 4.125% due 4/15/26(a)	374,328
		Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., Company Guaranteed Notes:
282,000	CCC+	5.625% due 9/1/29(a)	289,594
282,000	CCC+	5.875% due 9/1/31(a)	289,511
368,000	B-	Scientific Games International Inc., Company Guaranteed Notes, 7.000% due 5/15/28(a)	397,146
		SeaWorld Parks & Entertainment Inc.:
530,000	B-	Company Guaranteed Notes, 5.250% due 8/15/29(a)	530,154
475,000	BB-	Senior Secured Notes, 8.750% due 5/1/25(a)	514,187
167,000	BB-	Speedway Motorsports LLC/Speedway Funding II Inc., Senior Unsecured Notes, 4.875% due 11/1/27(a)	171,381
268,000	BB-	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Unsecured Notes, 7.750% due 4/15/25(a)	285,096

		Total Entertainment	5,610,938

Environmental Control — 0.4%
323,000	BB-	GFL Environmental Inc., Senior Secured Notes, 3.750% due 8/1/25(a)	333,094
480,000	B+	Harsco Corp., Company Guaranteed Notes, 5.750% due 7/31/27(a)	498,600

		Total Environmental Control	831,694

Food — 2.4%
400,000	BB	Albertsons Cos Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, Company Guaranteed Notes, 5.875% due 2/15/28(a)	429,500
700,000	B	C&S Group Enterprises LLC, Company Guaranteed Notes, 5.000% due 12/15/28(a)	693,917
		Kraft Heinz Foods Co., Company Guaranteed Notes:
40,000	BB+	5.000% due 6/4/42	50,653
40,000	BB+	5.200% due 7/15/45	51,382
889,000	BB+	4.375% due 6/1/46	1,031,557
200,000	BB+	5.500% due 6/1/50	267,020
425,000	BB	Land O’Lakes Capital Trust I, Limited Guaranteed Notes, 7.450% due 3/15/28(a)	491,821
510,000	B	Performance Food Group Inc., Company Guaranteed Notes, 5.500% due 10/15/27(a)	531,675
623,000	B+	Post Holdings Inc., Company Guaranteed Notes, 4.625% due 4/15/30(a)	636,904
887,000	B	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, Secured Notes, 4.625% due 3/1/29(a)	903,764

		Total Food	5,088,193

Forest Products & Paper — 0.7%
675,000	BB-	Clearwater Paper Corp., Company Guaranteed Notes, 4.750% due 8/15/28(a)	693,866
120,000	B+	Mercer International Inc., Senior Unsecured Notes, 5.125% due 2/1/29	121,350
575,000	BB	Sylvamo Corp., Company Guaranteed Notes, 7.000% due 9/1/29(a)	596,065

		Total Forest Products & Paper	1,411,281

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 3.3%
$505,000	B	Acadia Healthcare Co., Inc., Company Guaranteed Notes, 5.000% due 4/15/29(a)	$527,094
170,000	B-	Akumin Inc., Senior Secured Notes, 7.000% due 11/1/25(a)	160,726
325,000	BB-	Catalent Pharma Solutions Inc., Company Guaranteed Notes, 3.125% due 2/15/29(a)	321,523
		Centene Corp., Senior Unsecured Notes:
20,000	BBB-	4.250% due 12/15/27	21,150
125,000	BBB-	4.625% due 12/15/29	137,267
10,000	BBB-	3.375% due 2/15/30	10,462
		CHS/Community Health Systems Inc.:
		Secured Notes:
410,000	CCC	6.875% due 4/15/29(a)	427,097
240,000	CCC	6.125% due 4/1/30(a)	242,250
230,000	B	Senior Secured Notes, 6.625% due 2/15/25(a)	242,047
775,000	B+	DaVita Inc., Company Guaranteed Notes, 4.625% due 6/1/30(a)	810,727
		HCA Inc., Company Guaranteed Notes:
130,000	BB-	5.875% due 2/1/29	157,799
1,125,000	BB-	3.500% due 9/1/30	1,208,976
230,000	BB-	7.500% due 11/6/33	332,658
110,000	BB-	7.500% due 11/15/95	168,031
553,000	B	Legacy LifePoint Health LLC, Senior Secured Notes, 4.375% due 2/15/27(a)	552,309
190,000	CCC	Radiology Partners Inc., Company Guaranteed Notes, 9.250% due 2/1/28(a)	204,012
150,000	CCC+	RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Company Guaranteed Notes, 9.750% due 12/1/26(a)	159,750
		Tenet Healthcare Corp., Senior Secured Notes:
542,000	B+	4.875% due 1/1/26(a)	562,894
420,000	B+	4.625% due 6/15/28(a)	435,225
410,000	CCC	US Renal Care Inc., Senior Unsecured Notes, 10.625% due 7/15/27(a)	430,935

		Total Healthcare — Services	7,112,932

Home Builders — 0.9%
322,000	B-	Empire Communities Corp., Senior Unsecured Notes, 7.000% due 12/15/25(a)	340,112
		Forestar Group Inc., Company Guaranteed Notes:
270,000	B+	3.850% due 5/15/26(a)	272,363
390,000	B+	5.000% due 3/1/28(a)	403,162
255,000	B+	Installed Building Products Inc., Company Guaranteed Notes, 5.750% due 2/1/28(a)	269,381
		Mattamy Group Corp., Senior Unsecured Notes:
500,000	BB	5.250% due 12/15/27(a)	521,900
43,000	BB	4.625% due 3/1/30(a)	44,134

		Total Home Builders	1,851,052

Insurance — 0.6%
460,000	B-	AmWINS Group Inc., Senior Unsecured Notes, 4.875% due 6/30/29(a)	468,050
430,000	BB+	Highlands Holdings Bonds Issuer Ltd./Highlands Holdings Bonds Co.-Issuer Inc., Senior Secured Notes, 7.625% (7.625% cash or 8.375% PIK) due 10/15/25(a)(e)	457,709
322,000	BB	NMI Holdings Inc., Senior Secured Notes, 7.375% due 6/1/25(a)	364,665

		Total Insurance	1,290,424

Internet — 1.3%
310,000	B	Acuris Finance US Inc./Acuris Finance SARL, Senior Secured Notes, 5.000% due 5/1/28(a)	308,081
450,000	B+	Cablevision Lightpath LLC, Senior Secured Notes, 3.875% due 9/15/27(a)	445,590
300,000	BB-	GrubHub Holdings Inc., Company Guaranteed Notes, 5.500% due 7/1/27(a)	313,515
720,000	B	ION Trading Technologies Sarl, Senior Secured Notes, 5.750% due 5/15/28(a)	744,300
230,000	BB	Match Group Holdings II LLC, Senior Unsecured Notes, 4.625% due 6/1/28(a)	240,454
		Netflix Inc., Senior Unsecured Notes:
440,000	BB+	6.375% due 5/15/29	564,346
90,000	BB+	4.875% due 6/15/30(a)	107,841
150,000	NR	Spotify USA Inc., Company Guaranteed Notes, zero coupon, due 3/15/26(a)	135,843

		Total Internet	2,859,970

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Investment Companies — 0.1%
$210,000	B+	Compass Group Diversified Holdings LLC, Company Guaranteed Notes, 5.250% due 4/15/29(a)	$220,088

Iron/Steel — 1.0%
		Cleveland-Cliffs Inc.:
400,000	Ba3(b)	Company Guaranteed Notes, 4.625% due 3/1/29(a)	421,500
282,000	BB-	Senior Secured Notes, 6.750% due 3/15/26(a)	302,797
236,000	CCC+	Senior Unsecured Notes, 6.250% due 10/1/40	258,144
675,000	BB+	Commercial Metals Co., Senior Unsecured Notes, 3.875% due 2/15/31	691,760
475,000	B+	Mineral Resources Ltd., Senior Unsecured Notes, 8.125% due 5/1/27(a)	518,344

		Total Iron/Steel	2,192,545

Leisure Time — 3.1%
1,070,000	B	Carnival Corp., Senior Unsecured Notes, 5.750% due 3/1/27(a)	1,095,728
		NCL Corp., Ltd.:
446,000	B-	Company Guaranteed Notes, 5.875% due 3/15/26(a)	447,672
		Senior Secured Notes:
261,000	B+	12.250% due 5/15/24(a)	308,309
328,000	B+	10.250% due 2/1/26(a)	379,320
1,068,000	B-	Senior Unsecured Notes, 3.625% due 12/15/24(a)	1,010,595
		Royal Caribbean Cruises Ltd., Senior Unsecured Notes:
500,000	B	4.250% due 7/1/26(a)	488,125
512,000	B	5.500% due 4/1/28(a)	517,120
		Viking Cruises Ltd.:
194,000	CCC	Company Guaranteed Notes, 5.875% due 9/15/27(a)	187,989
429,000	CCC+	Senior Secured Notes, 13.000% due 5/15/25(a)	497,121
389,000	CCC	Senior Unsecured Notes, 7.000% due 2/15/29(a)	393,785
88,000	B-	Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes, 5.625% due 2/15/29(a)	87,670
1,246,000	B	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	1,233,640

		Total Leisure Time	6,647,074

Lodging — 1.8%
250,000	B-	Full House Resorts Inc., Senior Secured Notes, 8.250% due 2/15/28(a)	269,062
665,000	B-	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, Senior Unsecured Notes, 5.000% due 6/1/29(a)	674,144
675,000	BB	Melco Resorts Finance Ltd., Senior Unsecured Notes, 5.375% due 12/4/29(a)	699,428
200,000	BBB-	Sands China Ltd., Senior Unsecured Notes, 3.800% due 1/8/26	212,592
40,000	B-	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes, 5.875% due 5/15/25(a)	40,026
486,000	BB-	Travel + Leisure Co., Senior Secured Notes, 6.000% due 4/1/27	538,384
		Wynn Macau Ltd., Senior Unsecured Notes:
645,000	BB-	5.625% due 8/26/28(a)	654,165
730,000	BB-	5.125% due 12/15/29(a)	726,522

		Total Lodging	3,814,323

Machinery — Diversified — 0.2%
148,000	B+	ATS Automation Tooling Systems Inc., Company Guaranteed Notes, 4.125% due 12/15/28(a)	152,693
330,000	B+	TK Elevator US Newco Inc., Senior Secured Notes, 5.250% due 7/15/27(a)	349,081

		Total Machinery — Diversified	501,774

Media — 6.2%
400,000	B	Altice Financing SA, Senior Secured Notes, 5.750% due 8/15/29(a)	411,380
775,000	B	Altice Financing SA, Senior Secured Notes, 5.000% due 1/15/28(a)	775,496
525,000	B+	Block Communications Inc., Company Guaranteed Notes, 4.875% due 3/1/28(a)	539,427
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
70,000	BB	5.125% due 5/1/27(a)	73,269
838,000	BB	4.750% due 3/1/30(a)	887,719

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Media — 6.2% — (continued)
$570,000	BB	4.500% due 8/15/30(a)	$596,323
570,000	BB	4.500% due 5/1/32	596,405
190,000	BBB-	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 5.750% due 4/1/48	244,661
		CSC Holdings LLC:
		Company Guaranteed Notes:
540,000	BB	5.375% due 2/1/28(a)	569,025
340,000	BB	4.500% due 11/15/31(a)	342,475
975,000	B+	Senior Unsecured Notes, 5.750% due 1/15/30(a)	1,031,569
330,000	BB	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Senior Secured Notes, 5.875% due 8/15/27(a)	345,396
1,320,000	B-	DISH DBS Corp., Company Guaranteed Notes, 7.750% due 7/1/26	1,513,644
65,000	CCC+	DISH Network Corp., Senior Unsecured Notes, 3.375% due 8/15/26	67,964
545,000	B+	Gray Television Inc., Company Guaranteed Notes, 4.750% due 10/15/30(a)	539,373
560,000	B+	iHeartCommunications Inc., Senior Secured Notes, 5.250% due 8/15/27(a)	583,800
44,000	NR	Liberty Latin America Ltd., Senior Unsecured Notes, 2.000% due 7/15/24	44,937
295,000	BB+	News Corp., Senior Unsecured Notes, 3.875% due 5/15/29(a)	303,434
587,000	BB	TEGNA Inc., Company Guaranteed Notes, 5.000% due 9/15/29(a)	620,681
150,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 7.300% due 7/1/38	218,655
100,000	BBB-	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	149,098
		Univision Communications Inc., Senior Secured Notes:
270,000	B	9.500% due 5/1/25(a)	294,638
625,000	B	6.625% due 6/1/27(a)	677,531
527,000	BB-	UPC Broadband Finco BV, Senior Secured Notes, 4.875% due 7/15/31(a)	538,752
430,000	B	UPC Holding BV, Senior Secured Notes, 5.500% due 1/15/28(a)	454,381
167,000	B-	Urban One Inc., Senior Secured Notes, 7.375% due 2/1/28(a)	180,292
200,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.500% due 5/15/29(a)	214,500
340,000	B	Virgin Media Vendor Financing Notes IV DAC, Senior Unsecured Notes, 5.000% due 7/15/28(a)	352,750

		Total Media	13,167,575

Mining — 1.9%
		First Quantum Minerals Ltd., Company Guaranteed Notes:
560,000	B	7.500% due 4/1/25(a)	581,000
342,000	B	6.875% due 3/1/26(a)	357,809
680,000	B	6.875% due 10/15/27(a)	736,950
1,207,000	BB+	Freeport-McMoRan Inc., Company Guaranteed Notes, 5.450% due 3/15/43	1,546,511
		Hudbay Minerals Inc., Company Guaranteed Notes:
120,000	B	4.500% due 4/1/26(a)	120,774
615,000	B	6.125% due 4/1/29(a)	661,894

		Total Mining	4,004,938

Miscellaneous Manufacturers — 0.0%
9,907	CCC+(f)	Anagram International Inc./Anagram Holdings LLC, Secured Notes, 10.000% (5.000% cash and 5.000% PIK or 10.000% cash) due 8/15/26(a)(e)	9,662

Oil & Gas — 6.6%
375,000	BB-	Antero Resources Corp., Company Guaranteed Notes, 5.375% due 3/1/30(a)	382,138
		Apache Corp., Senior Unsecured Notes:
154,000	BB+	4.375% due 10/15/28	166,382
70,000	BB+	7.750% due 12/15/29	85,860
376,000	BB+	4.250% due 1/15/30	405,240
720,000	B	Berry Petroleum Co. LLC, Company Guaranteed Notes, 7.000% due 2/15/26(a)	715,478
725,000	B+	California Resources Corp., Company Guaranteed Notes, 7.125% due 2/1/26(a)	761,453
20,000	BB-	Chesapeake Energy Corp., Company Guaranteed Notes, 5.500% due 2/1/26(a)	20,939
520,000	B	Colgate Energy Partners III LLC, Senior Unsecured Notes, 5.875% due 7/1/29(a)	527,150

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 6.6% — (continued)
		Comstock Resources Inc., Company Guaranteed Notes:
$4,000	B	7.500% due 5/15/25(a)	$4,145
190,000	B	5.875% due 1/15/30(a)	190,759
130,000	BB+	Continental Resources Inc., Company Guaranteed Notes, 5.750% due 1/15/31(a)	158,600
		Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes:
150,000	BB-	6.625% due 7/15/25(a)	159,255
388,000	BB-	5.750% due 1/30/28(a)	408,855
		EQT Corp., Senior Unsecured Notes:
290,000	BB+	5.000% due 1/15/29	330,211
100,000	BB+	3.625% due 5/15/31(a)	105,639
695,000	BB-	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes, 5.750% due 2/1/29(a)	706,294
525,000	B+	Independence Energy Finance LLC, Senior Unsecured Notes, 7.250% due 5/1/26(a)	530,909
500,000	BB-	Indigo Natural Resources LLC, Senior Unsecured Notes, 5.375% due 2/1/29(a)	517,145
835,000	BB-	MEG Energy Corp., Company Guaranteed Notes, 7.125% due 2/1/27(a)	879,681
500,000	BB	Murphy Oil Corp., Senior Unsecured Notes, 6.375% due 7/15/28	526,875
170,000	B	Northern Oil & Gas Inc., Senior Unsecured Notes, 8.125% due 3/1/28(a)	176,809
1,270,000	B+	Oasis Petroleum Inc., Company Guaranteed Notes, 6.375% due 6/1/26(a)	1,327,150
		Occidental Petroleum Corp., Senior Unsecured Notes:
10,000	BB	1.575% (3-Month USD-LIBOR + 1.450%) due 8/15/22(c)	9,962
122,000	BB	6.375% due 9/1/28	144,546
714,000	BB	8.875% due 7/15/30	980,783
83,000	BB	6.625% due 9/1/30	103,629
392,000	BB	6.125% due 1/1/31	474,553
108,000	BB	4.625% due 6/15/45	111,930
202,000	BB	4.200% due 3/15/48	194,670
161,000	BB	4.400% due 8/15/49	162,028
		PBF Holding Co. LLC/PBF Finance Corp.:
625,000	B	Company Guaranteed Notes, 6.000% due 2/15/28	410,238
110,000	BB-	Senior Secured Notes, 9.250% due 5/15/25(a)	106,287
660,000	B	Penn Virginia Escrow LLC, Company Guaranteed Notes, 9.250% due 8/15/26(a)	642,675
		Petrobras Global Finance BV, Company Guaranteed Notes:
40,000	BB-	7.375% due 1/17/27	49,039
20,000	BB-	5.750% due 2/1/29	22,871
		Range Resources Corp., Company Guaranteed Notes:
330,000	B+	4.875% due 5/15/25	341,962
70,000	B+	9.250% due 2/1/26	76,637
240,000	B+	8.250% due 1/15/29(a)	266,723
286,000	BB-	Southwestern Energy Co., Company Guaranteed Notes, 5.375% due 3/15/30	297,321
505,000	BB-	Strathcona Resources Ltd., Senior Unsecured Notes, 6.875% due 8/1/26(a)	495,554

		Total Oil & Gas	13,978,375

Oil & Gas Services — 0.4%
503,000	B+	Archrock Partners LP/Archrock Partners Finance Corp., Company Guaranteed Notes, 6.250% due 4/1/28(a)	513,060
300,000	B+	USA Compression Partners LP/USA Compression Finance Corp., Company Guaranteed Notes, 6.875% due 4/1/26	312,102

		Total Oil & Gas Services	825,162

Packaging & Containers — 1.2%
280,000	B-	ARD Finance SA, Senior Secured Notes, 6.500% (6.500% cash or 7.250% PIK) due 6/30/27(a)(e)	295,240
		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
350,000	BB	Senior Secured Notes, 3.250% due 9/1/28(a)	353,063
390,000	B+	Senior Unsecured Notes, 4.000% due 9/1/29(a)	397,995
610,000	BB-	Cascades Inc./Cascades USA Inc., Company Guaranteed Notes, 5.375% due 1/15/28(a)	643,550

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Packaging & Containers — 1.2% — (continued)
$325,000	BB	Silgan Holdings Inc., Company Guaranteed Notes, 4.750% due 3/15/25	$330,281
425,000	CCC+	Trivium Packaging Finance BV, Company Guaranteed Notes, 8.500% due 8/15/27(a)	457,831

		Total Packaging & Containers	2,477,960

Pharmaceuticals — 2.3%
		AdaptHealth LLC, Company Guaranteed Notes:
110,000	B	4.625% due 8/1/29(a)	110,446
550,000	B	5.125% due 3/1/30(a)	557,752
730,000	B	Bausch Health Americas Inc., Company Guaranteed Notes, 8.500% due 1/31/27(a)	785,991
		Bausch Health Cos., Inc., Company Guaranteed Notes:
20,000	B	6.125% due 4/15/25(a)	20,475
500,000	B	5.000% due 2/15/29(a)	468,148
80,000	B	6.250% due 2/15/29(a)	79,494
190,000	CCC	Endo Dac/Endo Finance LLC/Endo Finco Inc., Secured Notes, 9.500% due 7/31/27(a)	186,460
455,000	B	Endo Luxembourg Finance Co. I Sarl/Endo US Inc., Senior Secured Notes, 6.125% due 4/1/29(a)	451,035
675,000	BB-	HLF Financing Sarl LLC/Herbalife International Inc., Company Guaranteed Notes, 4.875% due 6/1/29(a)	677,538
380,000	BB-	Jazz Securities DAC, Senior Secured Notes, 4.375% due 1/15/29(a)	394,305
575,000	B	Par Pharmaceutical Inc., Senior Secured Notes, 7.500% due 4/1/27(a)	582,906
540,000	BB-	Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes, 7.125% due 1/31/25	590,463

		Total Pharmaceuticals	4,905,013

Pipelines — 5.5%
501,000	BB-	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.750% due 1/15/28(a)	522,303
		Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Unsecured Notes:
190,000	B+	7.625% due 12/15/25(a)	205,677
210,000	B+	6.625% due 7/15/26(a)	219,187
659,000	BB	Buckeye Partners LP, Senior Unsecured Notes, 4.500% due 3/1/28(a)	681,446
730,000	NR	Cheniere Energy Inc., Senior Unsecured Notes, 4.250% due 3/15/45	617,642
		Cheniere Energy Partners LP, Company Guaranteed Notes:
70,000	BB	4.500% due 10/1/29	75,512
230,000	BB	4.000% due 3/1/31(a)	242,363
		DCP Midstream Operating LP, Company Guaranteed Notes:
475,000	BB+	5.625% due 7/15/27	540,479
80,000	BB+	6.450% due 11/3/36(a)	97,137
190,000	BB+	6.750% due 9/15/37(a)	236,842
444,000	BB+	DT Midstream Inc., Company Guaranteed Notes, 4.375% due 6/15/31(a)	458,985
90,000	BB	Energy Transfer LP, Junior Subordinated Notes, 6.500% (5-Year CMT Index + 5.694%)(c)(d)	92,500
		EQM Midstream Partners LP, Senior Unsecured Notes:
200,000	BB-	4.000% due 8/1/24	204,960
120,000	BB-	6.000% due 7/1/25(a)	129,750
50,000	BB-	6.500% due 7/1/27(a)	55,690
230,000	BB-	5.500% due 7/15/28	251,275
170,000	BB-	6.500% due 7/15/48	189,048
226,000	B+	Genesis Energy LP/ Genesis Energy Finance Corp., Company Guaranteed Notes, 8.000% due 1/15/27	224,707
1,100,000	B+	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes, 6.500% due 10/1/25	1,079,386
675,000	BB-	Harvest Midstream I LP, Senior Unsecured Notes, 7.500% due 9/1/28(a)	709,432
600,000	BB	Holly Energy Partners LP/Holly Energy Finance Corp., Company Guaranteed Notes, 5.000% due 2/1/28(a)	612,930
605,000	B	ITT Holdings LLC, Senior Unsecured Notes, 6.500% due 8/1/29(a)	617,856

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 5.5% — (continued)
$650,000	BB-	NGL Energy Operating LLC/NGL Energy Finance Corp., Senior Secured Notes, 7.500% due 2/1/26(a)	$660,562
		NuStar Logistics LP, Company Guaranteed Notes:
100,000	BB-	5.750% due 10/1/25	107,625
350,000	BB-	6.375% due 10/1/30	387,450
360,000	BB-	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Company Guaranteed Notes, 6.000% due 12/31/30(a)	366,682
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
423,000	BB+	6.875% due 1/15/29(a)	476,065
290,000	BB+	4.875% due 2/1/31	315,825
588,000	(P)BB	Venture Global Calcasieu Pass LLC, Senior Secured Notes, 3.875% due 8/15/29(a)	606,787
		Western Midstream Operating LP, Senior Unsecured Notes:
170,000	BB+	4.350% due 2/1/25	178,852
170,000	BB+	3.950% due 6/1/25	177,862
270,000	BB+	5.500% due 8/15/48	309,793

		Total Pipelines	11,652,610

Real Estate — 1.2%
400,000	BB-	Cushman & Wakefield US Borrower LLC, Senior Secured Notes, 6.750% due 5/15/28(a)	433,664
490,000	B	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(a)	513,106
		Kennedy-Wilson Inc., Company Guaranteed Notes:
350,000	BB	4.750% due 3/1/29	360,495
305,000	B1(b)	4.750% due 2/1/30	313,781
301,000	BB	5.000% due 3/1/31	313,541
		Realogy Group LLC/Realogy Co.-Issuer Corp.:
		Company Guaranteed Notes:
170,000	NR	0.250% due 6/15/26(a)	170,259
240,000	B-	5.750% due 1/15/29(a)	251,472
140,000	BB-	Secured Notes, 7.625% due 6/15/25(a)	150,918

		Total Real Estate	2,507,236

Real Estate Investment Trusts (REITs) — 3.4%
		Apollo Commercial Real Estate Finance Inc.:
270,000	B+	Senior Secured Notes, 4.625% due 6/15/29(a)	263,309
70,000	NR	Senior Unsecured Notes, 4.750% due 8/23/22	71,316
256,000	BB+	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 3.875% due 6/30/28(a)	263,395
		Diversified Healthcare Trust:
		Company Guaranteed Notes:
380,000	BB	9.750% due 6/15/25	418,475
60,000	BB	4.375% due 3/1/31	58,951
300,000	BB-	Senior Unsecured Notes, 4.750% due 2/15/28	304,219
		GEO Group Inc. (The), Company Guaranteed Notes:
360,000	CCC	5.875% due 10/15/24	326,250
523,000	CCC	6.000% due 4/15/26	442,589
		HAT Holdings I LLC/HAT Holdings II LLC, Company Guaranteed Notes:
493,000	BB+	6.000% due 4/15/25(a)	520,332
100,000	BB+	3.375% due 6/15/26(a)	102,030
220,000	NR	IIP Operating Partnership LP, Company Guaranteed Notes, 5.500% due 5/25/26(a)	231,176
		Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Company Guaranteed Notes:
883,000	BB-	4.250% due 2/1/27(a)	888,519
340,000	BB-	4.750% due 6/15/29(a)	348,075

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate Investment Trusts (REITs) — 3.4% — (continued)
		MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes:
$230,000	BBB-	5.000% due 10/15/27	$243,800
40,000	BBB-	4.625% due 8/1/29	42,817
529,000	B+	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, Senior Secured Notes, 5.875% due 10/1/28(a)	564,046
		Service Properties Trust:
201,000	BB	Company Guaranteed Notes, 5.500% due 12/15/27	215,826
		Senior Unsecured Notes:
333,000	BB-	3.950% due 1/15/28	316,810
550,000	BB-	4.375% due 2/15/30	529,089
		Starwood Property Trust Inc., Senior Unsecured Notes:
500,000	B+	4.750% due 3/15/25	524,375
555,000	B+	3.625% due 7/15/26(a)	559,162

		Total Real Estate Investment Trusts (REITs)	7,234,561

Retail — 4.2%
130,000	B+	Academy Ltd., Senior Secured Notes, 6.000% due 11/15/27(a)	139,464
		Bath & Body Works Inc., Company Guaranteed Notes:
170,000	BB	9.375% due 7/1/25(a)	220,150
460,000	BB	5.250% due 2/1/28	515,867
330,000	BB	6.625% due 10/1/30(a)	380,737
333,000	BB-	Brinker International Inc., Company Guaranteed Notes, 5.000% due 10/1/24(a)	352,579
830,000	CCC	Carrols Restaurant Group Inc., Company Guaranteed Notes, 5.875% due 7/1/29(a)	802,100
670,000	B-	CEC Entertainment LLC, Senior Secured Notes, 6.750% due 5/1/26(a)	664,761
160,000	NR	Cheesecake Factory Inc.(The), Senior Unsecured Notes, 0.375% due 6/15/26	150,387
494,000	B	Dave & Buster’s Inc., Senior Secured Notes, 7.625% due 11/1/25(a)	524,257
650,000	B-	eG Global Finance PLC, Senior Secured Notes, 6.750% due 2/7/25(a)	668,687
748,000	BB	FirstCash Inc., Company Guaranteed Notes, 4.625% due 9/1/28(a)	778,821
154,000	CCC+	Foundation Building Materials Inc., Company Guaranteed Notes, 6.000% due 3/1/29(a)	152,018
150,000	B	Magic Mergeco Inc. (The), Senior Secured Notes, 5.250% due 5/1/28(a)	154,125
370,000	CCC+	Michaels Cos Inc.(The), Senior Unsecured Notes, 7.875% due 5/1/29(a)	381,729
543,000	BB+	Murphy Oil USA Inc., Company Guaranteed Notes, 3.750% due 2/15/31(a)	548,585
147,000	B-	NMG Holding Co., Inc./Neiman Marcus Group LLC, Senior Secured Notes, 7.125% due 4/1/26(a)	155,820
360,000	BB+	Nordstrom Inc., Senior Unsecured Notes, 5.000% due 1/15/44	358,262
538,000	CCC	Park River Holdings Inc., Senior Unsecured Notes, 6.750% due 8/1/29(a)	536,026
342,000	CCC+	Party City Holdings Inc., Senior Secured Notes, 8.750% due 2/15/26(a)	356,963
		PetSmart Inc./PetSmart Finance Corp.:
250,000	CCC+	Company Guaranteed Notes, 7.750% due 2/15/29(a)	275,000
250,000	BB-	Senior Secured Notes, 4.750% due 2/15/28(a)	260,625
310,000	B3(b)	Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes, 8.500% due 11/28/25(a)	320,090
170,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.000% due 6/1/31(a)	175,387
150,000	BB-	Superior Plus LP/Superior General Partner Inc., Company Guaranteed Notes, 4.500% due 3/15/29(a)	155,659

		Total Retail	9,028,099

Software — 1.5%
40,000	NR	Alteryx Inc., Senior Unsecured Notes, 0.500% due 8/1/24	37,676
120,000	BB-	Black Knight InfoServ LLC, Company Guaranteed Notes, 3.625% due 9/1/28(a)	121,650
		Clarivate Science Holdings Corp.:
100,000	B	Senior Secured Notes, 3.875% due 7/1/28(a)	101,788
564,000	CCC+	Senior Unsecured Notes, 4.875% due 7/1/29(a)	581,980
350,000	B+	Donnelley Financial Solutions Inc., Company Guaranteed Notes, 8.250% due 10/15/24	360,068

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Software — 1.5% — (continued)
$280,000	B+	Elastic NV, Senior Unsecured Notes, 4.125% due 7/15/29(a)	$284,774
380,000	B	Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, Senior Secured Notes, 4.625% due 5/1/28(a)	376,561
220,000	BB	Open Text Holdings Inc., Company Guaranteed Notes, 4.125% due 2/15/30(a)	231,902
260,000	B	Playtika Holding Corp., Company Guaranteed Notes, 4.250% due 3/15/29(a)	262,600
670,000	B+	Rackspace Technology Global Inc., Senior Secured Notes, 3.500% due 2/15/28(a)	644,051
110,000	CCC	Rocket Software Inc., Senior Unsecured Notes, 6.500% due 2/15/29(a)	103,797

		Total Software	3,106,847

Telecommunications — 5.1%
295,000	CCC+	Altice France Holding SA, Company Guaranteed Notes, 6.000% due 2/15/28(a)	293,459
		Altice France SA, Senior Secured Notes:
542,000	B	7.375% due 5/1/26(a)	563,257
400,000	B	8.125% due 2/1/27(a)	435,000
200,000	B	5.125% due 1/15/29(a)	201,710
790,000	B	5.125% due 7/15/29(a)	799,693
		CommScope Inc.:
200,000	CCC+	Company Guaranteed Notes, 8.250% due 3/1/27(a)	211,090
260,000	B	Senior Secured Notes, 4.750% due 9/1/29(a)	263,628
		CommScope Technologies LLC, Company Guaranteed Notes:
200,000	CCC+	6.000% due 6/15/25(a)	203,650
30,000	CCC+	5.000% due 3/15/27(a)	29,617
750,000	B+	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(a)	779,062
		Frontier Communications Holdings LLC:
150,000	CCC+	Secured Notes, 6.750% due 5/1/29(a)	160,718
685,000	B+	Senior Secured Notes, 5.000% due 5/1/28(a)	716,681
445,000	BB	Hughes Satellite Systems Corp., Company Guaranteed Notes, 6.625% due 8/1/26	506,236
550,000	WR(b)	Intelsat Jackson Holdings SA, Senior Secured Notes, 8.000% due 2/15/24(a)(g)	571,695
		Lumen Technologies Inc., Senior Unsecured Notes:
500,000	BB-	5.125% due 12/15/26(a)	517,625
475,000	BB-	5.375% due 6/15/29(a)	488,652
1,055,000	BB+	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	1,617,378
		Switch Ltd., Company Guaranteed Notes:
250,000	BB	3.750% due 9/15/28(a)	254,676
270,000	BB	4.125% due 6/15/29(a)	278,897
		Telesat Canada/Telesat LLC:
267,000	B	Company Guaranteed Notes, 6.500% due 10/15/27(a)	225,941
375,000	BB-	Senior Secured Notes, 4.875% due 6/1/27(a)	346,661
		T-Mobile USA Inc., Company Guaranteed Notes:
100,000	BB+	3.500% due 4/15/31	106,449
390,000	BB+	3.500% due 4/15/31(a)	415,151
460,000	BB-	Vmed O2 UK Financing I PLC, Senior Secured Notes, 4.750% due 7/15/31(a)	473,225
350,000	CCC+	Zayo Group Holdings Inc., Senior Unsecured Notes, 6.125% due 3/1/28(a)	356,563

		Total Telecommunications	10,816,714

Transportation — 0.4%
501,000	BB	Cargo Aircraft Management Inc., Company Guaranteed Notes, 4.750% due 2/1/28(a)	518,745
214,000	B+	XPO CNW Inc., Senior Unsecured Notes, 6.700% due 5/1/34	258,236

		Total Transportation	776,981

Trucking & Leasing — 0.3%
575,000	BB+	AerCap Global Aviation Trust, Company Guaranteed Notes, 6.500% (3-Month USD-LIBOR + 4.300%) due 6/15/45(a)(c)	624,358

		TOTAL CORPORATE BONDS & NOTES (Cost — $176,249,689)	185,099,511

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 4.0%
$59,250	NR	Acrisure LLC, (Restricted, cost — $59,135, acquired 1/31/20), 3.607% (2-Month USD-LIBOR + 3.500%) due 2/15/27(h)	$58,519
29,705	NR	AmeriLife Holdings LLC, (Restricted, cost — $29,653, acquired 2/6/20), 4.096% (1-Month USD-LIBOR + 4.000%) due 3/18/27(h)	29,649
170,000	NR	Aramark Intermediate HoldCo Corp., (Restricted, cost — $162,469, acquired 5/21/20), 1.835% (1-Month USD-LIBOR + 1.750%) due 3/11/25(h)	167,067
326,013	NR	Arctic Canadian Diamond Co., Ltd., (Restricted, cost — $326,013, acquired 2/2/21), 17.500% (3-Month USD-LIBOR + 3.250% due 12/31/24)#(h)(i)(j)	322,753
247,164	NR	Asurion LLC, (Restricted, cost — $242,927, acquired 4/8/20), 3.335% (1-Month USD-LIBOR + 3.250%) due 12/23/26(h)	242,684
29,401	NR	athenahealth Inc., (Restricted, cost — $29,027, acquired 2/7/19), 4.377% (3-Month USD-LIBOR + 3.250%) due 2/11/26(h)	29,539
227,111	NR	Commscope Inc., (Restricted, cost — $220,083, acquired 4/17/20), 3.335% (1-Month USD-LIBOR + 3.250%) due 4/6/26(h)	224,868
54,750	NR	CoreCivic Inc., (Restricted, cost — $52,944, acquired 12/12/19), 5.500% (1-Month USD-LIBOR + 4.500%) due 12/18/24(h)	54,453
590,000	NR	DCert Buyer Inc., (Restricted, cost — $588,620, acquired 12/12/19), 7.085% (1-Month USD-LIBOR + 7.000%) due 2/19/29(h)	597,269
325,875	NR	DCert Buyer Inc., (Restricted, cost — $317,675, acquired 4/17/20), 4.085% (1-Month USD-LIBOR + 4.000%) due 10/16/26(h)	325,763
80,000	NR	Deerfield Dakota Holding LLC, (Restricted, cost — $79,019, acquired 3/5/20), 7.500% (1-Month USD-LIBOR + 6.750%) due 4/7/28(h)	82,200
267,300	NR	Equinox Holdings Inc., (Restricted, cost — $261,877, acquired 6/9/20), 10.000% (3-Month USD-LIBOR + 9.000%) due 3/8/24(h)	268,971
40,000	NR	EyeCare Partners LLC, (Restricted, cost — $39,676, acquired 2/18/20), 8.357% (2-Month USD-LIBOR + 8.250%) due 2/18/28(h)	38,500
59,337	NR	EyeCare Partners LLC, (Restricted, cost — $59,290, acquired 2/5/20), 3.857% (2-Month USD-LIBOR + 3.750%) due 2/18/27(h)	58,897
124,966	NR	First Eagle Holdings Inc., (Restricted, cost — $117,095, acquired 5/21/20), 2.647% (3-Month USD-LIBOR + 2.500%) due 2/1/27(h)	123,234
256,692	NR	Focus Financial Partners LLC, (Restricted, cost — $247,507, acquired 4/24/20), 2.085% (1-Month USD-LIBOR + 2.000%) due 7/3/24(h)	254,527
426,492	NR	Gannett Holdings LLC, (Restricted, cost — $418,921, acquired 1/29/21), 7.750% (3-Month USD-LIBOR + 7.000%) due 2/9/26(h)	431,023
480,000	NR	Garda World Security Corp., (Restricted, cost — $461,955, acquired 4/17/20), 4.340% (1-Month USD-LIBOR + 4.250%) due 10/30/26(h)	479,873
77,825	NR	Global Tel*Link Corp., (Restricted, cost — $75,586, acquired 8/16/19), 4.335% (1-Month USD-LIBOR + 4.250%) due 11/29/25(h)	72,391
238,800	NR	Great Outdoors Group LLC, (Restricted, cost — $237,688, acquired 2/26/21), 5.000% (3-Month USD-LIBOR + 4.250%) due 3/6/28(h)	239,994
227,118	NR	Grifols Worldwide Operations Ltd., (Restricted, cost — $223,619, acquired 4/16/20), 2.082% (1-Week USD-LIBOR + 2.000%) due 11/15/27(h)	224,379
109,590	NR	Harland Clarke Holdings Corp., (Restricted, cost — $100,106, acquired 3/5/21), 5.750% (1-Month USD-LIBOR + 4.750%) due 11/3/23(h)	103,817
200,000	NR	Level 3 Financing Inc., (Restricted, cost — $193,478, acquired 5/22/20), 1.835% (1-Month USD-LIBOR + 1.750%) due 3/1/27(h)	197,375
30,369	NR	LifePoint Health Inc., (Restricted, cost — $30,186, acquired 11/14/18), 3.835% (1-Month USD-LIBOR + 3.750%) due 11/16/25(h)	30,188
390,000	NR	Michaels Companies Inc., (Restricted, cost — $386,305, acquired 4/8/21), 5.000% (1-Month USD-LIBOR + 4.250%) due 4/15/28(h)	390,731
320,000	NR	Mileage Plus Holdings LLC, (Restricted, cost — $314,659, acquired 6/25/20), 6.250% (3-Month USD-LIBOR + 5.250%) due 6/21/27(h)	340,040
224,527	NR	Nexstar Broadcasting Inc., (Restricted, cost — $218,343, acquired 4/8/20), 2.596% (1-Month USD-LIBOR + 2.500%) due 9/18/26(h)	223,755

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 4.0% — (continued)
$309,225	NR	Peraton Corp., (Restricted, cost — $307,790, acquired 2/23/21), 4.500% (1-Month USD-LIBOR + 3.750%) due 2/1/28(h)	$309,740
246,867	NR	Phoenix Guarantor Inc., (Restricted, cost — $233,607, acquired 4/8/20), 3.339% (1-Month USD-LIBOR + 3.250%) due 3/5/26(h)	244,664
50,000	NR	Radiology Partners Inc., (Restricted, cost — $47,357, acquired 5/21/20), 4.346% (1-Month USD-LIBOR + 4.250%) due 7/9/25(h)	49,768
380,000	NR	Redstone HoldCo 2 LP, (Restricted, cost — $377,405, acquired 4/16/21), 5.500% (3-Month USD-LIBOR + 4.750%) due 4/27/28(h)	379,683
246,835	NR	Sedgwick Claims Management Services Inc., (Restricted, cost — $231,671, acquired 4/30/20), 3.335% (1-Month USD-LIBOR + 3.250%) due 12/31/25(h)	244,120
74,138	NR	Spencer Spirit IH LLC, (Restricted, cost — $73,121, acquired 6/14/19), 6.085% (1-Month USD-LIBOR + 6.000%) due 6/19/26(h)(j)	74,045
49,228	NR	Terrier Media Buyer Inc., (Restricted, cost — $49,041, acquired 12/12/19), 3.585% (1-Month USD-LIBOR + 3.500%) due 12/17/26(h)	48,997
315,990	NR	TransDigm Inc., (Restricted, cost — $292,408, acquired 4/8/20), 2.335% (1-Month USD-LIBOR + 2.250%) due 12/9/25(h)	311,462
249,375	NR	Truck Hero Inc., (Restricted, cost — $249,375, acquired 1/20/21), 4.000% (1-Month USD-LIBOR + 3.250%) due 1/31/28(h)	248,751
307,664	NR	U.S. Renal Care Inc., (Restricted, cost — $307,207, acquired 1/7/21), 5.125% (1-Month USD-LIBOR + 5.000%) due 6/26/26(h)	308,158
316,750	NR	Verscend Holding Corp., (Restricted, cost — $305,694, acquired 4/8/20), 4.085% (1-Month USD-LIBOR + 4.000%) due 8/27/25(h)	316,750
230,000	NR	Virgin Media Bristol LLC, (Restricted, cost — $224,773, acquired 4/16/20), 2.596% (1-Month USD-LIBOR + 2.500%) due 1/31/28(h)	227,906
227,125	NR	VS Buyer LLC, (Restricted, cost — $223,479, acquired 4/17/20), 3.085% (1-Month USD-LIBOR + 3.000%) due 2/28/27(h)	226,273

		TOTAL SENIOR LOANS (Cost — $8,417,682)	8,602,776

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
280,000	BBB-	ARES XLIV CLO Ltd., Series 2017-44A, Class CR, 3.526% (3-Month USD-LIBOR + 3.400%) due 4/15/34(a)(c)	280,268
250,000	Baa3(b)	Battalion CLO XI Ltd., Series 2017-11A, Class DR, 3.775% (3-Month USD-LIBOR + 3.650%) due 4/24/34(a)(c)	250,200
280,000	Ba3(b)	Canyon Capital CLO Ltd., Series 2021-1A, Class E, 6.536% (3-Month USD-LIBOR + 6.410%) due 4/15/34(a)(c)	278,931
250,000	Baa3(b)	Dryden 49 Senior Loan Fund, Series 2017-49A, Class DR, 3.534% (3-Month USD-LIBOR + 3.400%) due 7/18/30(a)(c)	250,157
360,000	BB-	Madison Park Funding XXXV Ltd., Series 2019-35A, Class ER, 6.234% (3-Month USD-LIBOR + 6.100%) due 4/20/32(a)(c)	360,406
500,000	Ba1(b)	Marble Point CLO XIV Ltd., Series 2018-2A, Class D, 3.664% (3-Month USD-LIBOR + 3.530%) due 1/20/32(a)(c)	493,209
250,000	Ba3(b)	Marble Point CLO XVI Ltd., Series 2019-2A, Class E2B, 7.434% (3-Month USD-LIBOR + 7.300%) due 10/19/32(a)(c)	250,200
280,000	Baa3(b)	Mountain View CLO IX Ltd., Series 2015-9A, Class CR, 3.246% (3-Month USD-LIBOR + 3.120%) due 7/15/31(a)(c)	271,197
250,000	BB-	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR2, 6.054% (3-Month USD-LIBOR + 5.920%) due 10/21/30(a)(c)	247,247
210,000	BB+	Ocean Trails CLO V, Series 2014-5A, Class DRR, 3.579% (3-Month USD-LIBOR + 3.450%) due 10/13/31(a)(c)	201,614
310,000	Baa1(b)	Ocean Trails CLO VI, Series 2016-6A, Class DRR, 3.726% (3-Month USD-LIBOR + 3.600%) due 7/15/28(a)(c)	310,171
250,000	BBB-	Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, 2.884% (3-Month USD-LIBOR + 2.750%) due 1/20/31(a)(c)	248,334

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3% — (continued)
$300,000	BBB-	Pulsar Funding I LLC, Series 2019-1A, Class C, 4.934% (3-Month USD-LIBOR + 4.800%) due 1/20/33(a)(c)	$302,252
230,000	BB-	Sculptor CLO XXVI Ltd., Series 26A, Class E, zero coupon, (3-Month USD-LIBOR+7.250% ) due 7/20/34(a)(c)	230,083
250,000	Ba3(b)	Symphony CLO XX Ltd., Series 2018-20A, Class E, 6.416% (3-Month USD-LIBOR + 6.290%) due 1/16/32(a)(c)	252,520
310,000	Ba3(b)	THL Credit Wind River CLO Ltd., Series 2017-3A, Class ER, 7.176% (3-Month USD-LIBOR + 7.050%) due 4/15/35(a)(c)	310,277
350,000	BB-	Voya CLO Ltd., Series 2017-3A, Class DR, 7.084% (3-Month USD-LIBOR + 6.950%) due 4/20/34(a)(c)	353,419

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,848,322)	4,890,485

CONVERTIBLE PREFERRED STOCKS — 0.4%

ENERGY — 0.4%

Pipelines — 0.4%
12,149		MPLX LP, step bond to yield (Restricted, cost — $394,843, acquired 12/16/20), 8.462%*(d)(h)(i)	430,627
350		Targa Resources Corp., (Restricted, cost — $367,500, acquired 2/17/21), 9.500%(d)(h)	377,503

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $762,342)	808,130

Shares/Units

COMMON STOCKS — 0.2%

ENERGY — 0.2%

Energy Equipment & Services — 0.0%
17,453		Hercules Offshore Inc.*(i)(j)	2,257

Oil & Gas — 0.2%
21,784		Berry Corp.(k)	130,704
1,531		Oasis Petroleum Inc.	132,569
13,508		Southwestern Energy Co.*	61,462

		Total Oil & Gas	324,735

		TOTAL ENERGY	326,992

		TOTAL COMMON STOCKS (Cost — $2,033,441)	326,992

PREFERRED STOCKS — 0.2%

FINANCIALS — 0.2%

Banks — 0.0%
276		GMAC Capital Trust I, 5.910% (3-Month USD-LIBOR + 5.785%) due 2/15/40(c)	7,264

Diversified Financial Services — 0.2%
4,950		B Riley Financial Inc., 5.250% due 8/31/28*	122,216
12,150		B. Riley Financial Inc., 6.000% due 1/31/28	314,078
450		B. Riley Financial Inc., 6.875% due 9/30/23	11,524

		Total Diversified Financial Services	447,818

		TOTAL PREFERRED STOCKS (Cost — $443,594)	455,082

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SOVEREIGN BONDS — 0.0%

Argentina — 0.0%
		Argentine Republic Government International Bonds:
$9,647	CCC+	1.000% due 7/9/29	$3,968
51,375	CCC+	step bond to yield, 0.500% due 7/9/30	20,138
94,124	CCC+	step bond to yield, 1.125% due 7/9/35	33,036

		TOTAL SOVEREIGN BONDS (Cost—$81,583)	57,142

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $192,836,653)	200,240,118

SHORT-TERM INVESTMENTS (l) — 4.9%

MONEY MARKET FUND — 0.1%
129,000		Invesco STIT — Government & Agency Portfolio, 0.026%, Institutional Class(m) (Cost — $129,000)	129,000

TIME DEPOSITS — 4.8%
8,717,893		ANZ National Bank — London, 0.005% due 9/1/21	8,717,893
1,586,666		BNP Paribas — Paris, 0.005% due 9/1/21	1,586,666
77		Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	77

		TOTAL TIME DEPOSITS (Cost — $10,304,636)	10,304,636

		TOTAL SHORT-TERM INVESTMENTS (Cost — $10,433,636)	10,433,636

		TOTAL INVESTMENTS — 98.9% (Cost — $203,270,289)	210,673,754

		Other Assets in Excess of Liabilities — 1.1%	2,418,823

		TOTAL NET ASSETS — 100.0%	$213,092,577

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $149,418,683 and represents 70.1% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2021.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Security is currently in default.
(h)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2021, amounts to $9,410,906 and represents 4.4% of net assets.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Illiquid security.
(k)	All or a portion of this security is on loan (See Note 1).
(l)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 4.8%.
(m)	Represents investments of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
USD	— United States Dollar

See pages 296-297 for definitions of ratings.

At August 31, 2021, for High Yield Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
High Yield Fund	$203,941,798	$9,976,709	$(3,244,753)	$6,731,956

Summary of Investments by Security Type^
Corporate Bonds & Notes	87.9%
Senior Loans	4.1
Collateralized Mortgage Obligations	2.3
Convertible Preferred Stocks	0.4
Preferred Stocks	0.2
Common Stocks	0.2
Sovereign Bonds	0.0	*
Short-Term Investments	4.9

	100.0	%+

^	As a percentage of total investments.
*	Position represents less than 0.05%.
+	Does not reflect investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SOVEREIGN BONDS — 48.1%

Argentina — 0.0%
360,000	ARS	Argentine Bonos del Tesoro, 15.500% due 10/17/26(a)	$1,727
4,960,000	ARS	Bonos del Tesoro Nacional en Pesos Badlar, 36.141% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 2.000%) due 4/3/22(a)(b)	52,850
780,000	ARS	Ciudad Autonoma de Buenos Aires, 39.145% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 5.000%) due 1/23/22(a)(b)	8,379
460,000	ARS	Provincia de Buenos Aires, 37.892% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 3.750%) due 4/12/25(a)(b)(c)	4,313

		Total Argentina	67,269

Australia — 0.6%
		Australia Government Bonds:
100,000	AUD	2.500% due 5/21/30	82,251
200,000	AUD	1.000% due 11/21/31	144,155
500,000	AUD	1.750% due 6/21/51	344,165
300,000	AUD	Northern Territory Treasury Corp., 2.000% due 4/21/31	226,920
150,000	AUD	Treasury Corp. of Victoria, 4.250% due 12/20/32	140,204

		Total Australia	937,695

Canada — 1.6%
3,100,000	CAD	Province of Ontario Canada, 3.150% due 6/2/22	2,510,495

France — 5.5%
		French Republic Government Bonds OAT:
900,000	EUR	3.250% due 5/25/45	1,701,119
3,300,000	EUR	2.000% due 5/25/48(c)	5,185,031
1,050,000	EUR	0.750% due 5/25/52(c)	1,235,292
400,000	EUR	0.500% due 5/25/72(c)	389,375

		Total France	8,510,817

Israel — 1.2%
		Israel Government Bonds — Fixed:
3,000,000	ILS	5.500% due 1/31/22	987,383
2,000,000	ILS	1.000% due 3/31/30	629,870
$200,000		State of Israel, 3.800% due 5/13/60	231,723

		Total Israel	1,848,976

Italy — 4.6%
		Italy Buoni Poliennali Del Tesoro:
900,000	EUR	0.350% due 2/1/25	1,082,748
2,600,000	EUR	1.850% due 7/1/25(c)	3,303,773
950,000	EUR	1.700% due 9/1/51(c)	1,121,214
800,000	EUR	2.150% due 3/1/72(c)	949,379
400,000	GBP	Republic of Italy Government International Bonds, 6.000% due 8/4/28	709,286

		Total Italy	7,166,400

Japan — 18.6%
1,200,000		Development Bank of Japan Inc., 2.500% due 10/18/22	1,231,620
200,000		Japan Finance Organization for Municipalities, 2.625% due 4/20/22(c)	203,050
850,000,000	JPY	Japan Government Ten Year Bonds, 0.100% due 6/20/31	7,788,814
		Japan Government Thirty Year Bonds:
210,000,000	JPY	1.700% due 9/20/44	2,418,954
310,000,000	JPY	1.400% due 9/20/45	3,395,460
152,000,000	JPY	0.500% due 9/20/46	1,374,305
168,000,000	JPY	0.700% due 12/20/48	1,572,494
380,000,000	JPY	0.500% due 3/20/49	3,374,987
120,000,000	JPY	0.700% due 6/20/51	1,105,520

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Japan — 18.6% — (continued)
		Japan Government Twenty Year Bonds:
120,000,000	JPY	1.300% due 6/20/35	$1,258,024
181,000,000	JPY	1.200% due 9/20/35	1,877,116
190,000,000	JPY	1.000% due 12/20/35	1,923,257
40,000,000	JPY	0.400% due 3/20/36	373,748
111,092,300	JPY	Japanese Government CPI Linked Bonds, 0.100% due 3/10/28	1,036,451

		Total Japan	28,933,800

Kuwait — 0.6%
$900,000		Kuwait International Government Bonds, 3.500% due 3/20/27	1,007,482

Lithuania — 0.4%
500,000	EUR	Lithuania Government Bonds, 0.100% due 4/1/23	594,626

Malaysia — 0.4%
		Malaysia Government Bonds:
1,100,000	MYR	3.906% due 7/15/26	279,557
700,000	MYR	3.502% due 5/31/27	173,713
600,000	MYR	Malaysia Government Investment Issue, 4.369% due 10/31/28	155,622

		Total Malaysia	608,892

Peru — 0.8%
		Peruvian Government International Bonds:
1,300,000	PEN	6.350% due 8/12/28	331,468
1,300,000	PEN	6.350% due 8/12/28(c)	331,468
800,000	PEN	5.940% due 2/12/29	198,454
400,000	PEN	5.940% due 2/12/29(c)	99,227
700,000	PEN	6.950% due 8/12/31(c)	181,792
200,000	PEN	5.350% due 8/12/40(c)	40,611

		Total Peru	1,183,020

Qatar — 1.5%
		Qatar Government International Bonds:
1,000,000		3.875% due 4/23/23	1,057,290
900,000		4.500% due 4/23/28	1,064,250
200,000		4.400% due 4/16/50(c)	248,247

		Total Qatar	2,369,787

Romania — 0.4%
		Romanian Government International Bonds:
200,000	EUR	1.750% due 7/13/30(c)	237,558
100,000	EUR	2.000% due 4/14/33(c)	117,802
50,000	EUR	2.750% due 4/14/41(c)	58,487
200,000	EUR	2.875% due 4/13/42(c)	234,662

		Total Romania	648,509

Saudi Arabia — 0.8%
1,200,000		Saudi Government International Bonds, 2.375% due 10/26/21	1,204,111

Serbia — 0.1%
100,000	EUR	Serbia International Bonds, 1.650% due 3/3/33(c)	117,312

Singapore — 0.7%
		Singapore Government Bonds:
1,000,000	SGD	1.625% due 7/1/31	759,114
100,000	SGD	3.375% due 9/1/33	89,033
300,000	SGD	2.750% due 4/1/42	258,733

		Total Singapore	1,106,880

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Slovenia — 0.2%
$250,000		Slovenia Government International Bonds, 5.250% due 2/18/24	$279,030

Spain — 6.5%
		Autonomous Community of Catalonia:
100,000	EUR	4.900% due 9/15/21	118,398
100,000	EUR	4.220% due 4/26/35	160,389
		Spain Government Bonds:
300,000	EUR	0.250% due 7/30/24(c)	362,185
2,000,000	EUR	1.450% due 10/31/27(c)	2,600,870
1,500,000	EUR	1.400% due 7/30/28(c)	1,954,858
450,000	EUR	1.450% due 4/30/29(c)	590,683
2,200,000	EUR	1.250% due 10/31/30(c)	2,846,894
400,000	EUR	1.850% due 7/30/35(c)	550,249
300,000	EUR	1.000% due 10/31/50(c)	333,320
600,000	EUR	1.450% due 10/31/71(c)	650,734

		Total Spain	10,168,580

United Arab Emirates — 0.1%
200,000		Abu Dhabi Government International Bonds, 3.875% due 4/16/50(c)	234,218

United Kingdom — 3.5%
		United Kingdom Gilts:
1,400,000	GBP	3.250% due 1/22/44	2,760,418
700,000	GBP	3.500% due 1/22/45	1,446,615
300,000	GBP	1.750% due 1/22/49	479,407
600,000	GBP	0.625% due 10/22/50	734,702

		Total United Kingdom	5,421,142

		TOTAL SOVEREIGN BONDS (Cost — $70,574,449)	74,919,041

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.3%
189,460		A10 Bridge Asset Financing LLC, Series 2020-C, Class A, 2.021% due 8/15/40(c)	190,545
400,000		ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4, 0.984% (1-Month USD-LIBOR + 0.900%) due 8/25/35(b)	401,352
320,484	GBP	ALBA PLC, Series 2007-1, Class A3, 0.252% (3-Month GBP-LIBOR + 0.170%) due 3/17/39(b)	426,688
400,000		Apidos CLO XXVI, Series 2017-26A, Class A1AR, zero coupon (3-Month USD-LIBOR+ 0.900%) due 7/18/29(b)(c)	400,341
243,758		Arch Street CLO Ltd., Series 2016-2A, Class AR2, 1.134% (3-Month USD-LIBOR + 1.000%) due 10/20/28(b)(c)	243,900
400,000		ARES L CLO Ltd., Series 2018-50A, Class AR, 1.176% (3-Month USD-LIBOR + 1.050%) due 1/15/32(b)(c)	400,374
464,833		Argent Mortgage Loan Trust, Series 2005-W1, Class A1, 0.564% (1-Month USD-LIBOR + 0.480%) due 5/25/35(b)	439,134
271,417	GBP	Avon Finance No 2 PLC, Series 2A, Class A, 0.950% (Sterling Overnight Index Average + 0.900%) due 9/20/48(b)(c)	374,327
12,471		Banc of America Funding Trust, Series 2006-A, Class 1A1, 2.686% due 2/20/36(b)	12,558
194,806		Bayview Financial Asset Trust, Series 2007-SR1A, Class A, 0.534% (1-Month USD-LIBOR + 0.450%) due 3/25/37(b)(c)	189,050
		Bear Stearns Adjustable Rate Mortgage Trust:
2,259		Series 2003-5, Class 1A2, 2.486% due 8/25/33(b)	2,360
3,667		Series 2003-7, Class 6A, 2.477% due 10/25/33(b)	3,782
8,993		Series 2004-2, Class 22A, 2.480% due 5/25/34(b)	8,949
5,298		Series 2004-2, Class 23A, 2.666% due 5/25/34(b)	4,972
52,025		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 2.735% due 1/26/36(b)	43,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.3% — (continued)
103,821	EUR	Black Diamond CLO Designated Activity Co., Series 2015-1A, Class A1R, 0.650% (3-Month EURIBOR + 0.650%) due 10/3/29(b)(c)	$122,592
300,000	EUR	BlueMountain Euro CLO, Series 2017-2A, Class AR, 0.650% (3-Month EURIBOR + 0.650%) due 7/15/30(b)(c)	354,072
248,955	EUR	Cairn CLO VII BV, Series 2016-7A, Class A1R, 0.670% (3-Month EURIBOR + 0.670%) due 1/31/30(b)(c)	294,005
250,000	EUR	Cairn CLO X DAC, Series 2018-10A, Class AR, 0.780% (3-Month EURIBOR + 0.780%) due 10/15/31(b)(c)	295,225
$400,000		CARLYLE US CLO Ltd., Series 2017-1A, Class A1R, 1.134% (3-Month USD-LIBOR + 1.000%) due 4/20/31(b)(c)	400,342
282,212		Cathedral Lake CLO Ltd., Series 2015-2A, Class A1RR, 0.976% (3-Month USD-LIBOR + 0.850%) due 7/16/29(b)(c)	282,374
300,000	EUR	Cordatus CLO PLC, Series 11A, Class AR, 0.650% (3-Month EURIBOR + 0.650%) due 10/15/31(b)(c)	353,262
		Countrywide Alternative Loan Trust:
4,832		Series 2005-21CB, Class A3, 5.250% due 6/25/35	4,605
28,548		Series 2007-7T2, Class A9, 6.000% due 4/25/37	17,539
38,010		Series 2007-11T1, Class A12, 0.434% (1-Month USD-LIBOR + 0.350%) due 5/25/37(b)	12,580
20,786		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	15,705
		Countrywide Asset-Backed Certificates:
47,427		Series 2006-18, Class 2A2, 0.244% (1-Month USD-LIBOR + 0.160%) due 3/25/37(b)	47,344
400,000		Series 2007-9, Class 2A4, 0.334% (1-Month USD-LIBOR + 0.250%) due 2/25/36(b)	391,953
63,759		Series 2007-12, Class 1A1, 0.824% (1-Month USD-LIBOR + 0.740%) due 8/25/47(b)	62,793
487,062		Series 2007-13, Class 1A, 0.924% (1-Month USD-LIBOR + 0.840%) due 10/25/47(b)	477,708
164,802		Series 2007-SEA2, Class 1A1, 1.084% (1-Month USD-LIBOR + 1.000%) due 8/25/47(b)(c)	165,778
		Countrywide Home Loan Mortgage Pass-Through Trust:
798		Series 2004-12, Class 11A1, 2.885% due 8/25/34(b)	812
54,821		Series 2005-2, Class 1A1, 0.724% (1-Month USD-LIBOR + 0.640%) due 3/25/35(b)	48,961
3,981		Series 2005-3, Class 2A1, 0.664% (1-Month USD-LIBOR + 0.580%) due 4/25/35(b)	3,859
57,323		Series 2005-9, Class 1A3, 0.544% (1-Month USD-LIBOR + 0.460%) due 5/25/35(b)	50,543
16,821		Series 2005-11, Class 3A1, 2.535% due 4/25/35(b)	15,053
13,731		Series 2005-HYB9, Class 3A2A, 2.195% (1-Year USD-LIBOR + 1.750%) due 2/20/36(b)	12,183
567,756		Series 2007-4, Class 1A47, 6.000% due 5/25/37	375,986
94,096		Series 2007-19, Class 2A1, 6.500% due 11/25/47	65,821
175,607		Credit Suisse Mortgage Capital Certificates, Series 2007-NC1, Class 2A1, 0.684% (1-Month USD-LIBOR + 0.600%) due 9/25/37(b)	175,006
		Credit Suisse Mortgage Capital Trust:
34,758		Series 2007-5R, Class A5, 6.500% due 7/26/36	13,062
352,665		Series 2019-RPL9, Class A1, 2.974% due 10/27/59(b)(c)	355,608
142,094		CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A, step bond to yield, 6.184% due 12/25/36	47,097
100,000		CSMC Trust, Series 2021-INV1, Class A3, 2.500% due 7/25/56#(a)(b)(c)(d)	102,495
484,987		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 0.834% (1-Month USD-LIBOR + 0.750%) due 10/25/47(b)	457,664
300,000	EUR	Dryden Leveraged Loan CDO, Series 2017-27A, Class AR, 0.660% (3-Month EURIBOR + 0.660%) due 4/15/33(b)(c)	355,472
300,000		Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 1.106% (3-Month USD-LIBOR + 0.980%) due 4/15/28(b)(c)	300,194
495,359		Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 1.134% (1-Month USD-LIBOR + 1.050%) due 5/25/37(b)(c)	498,452
147,987	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.231% (3-Month GBP-LIBOR + 0.150%) due 6/15/44(b)	199,081
328,080	GBP	Eurosail-UK PLC, Series 2007-4X, Class A3, 1.034% (3-Month GBP-LIBOR + 0.950%) due 6/13/45(b)	451,568

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.3% — (continued)
$400,000		Extended Stay America Trust, Series 2021-ESH, Class A, 1.176% (1-Month USD-LIBOR + 1.080%) due 7/15/38(b)(c)	$401,903
		Federal Home Loan Mortgage Corp. (FHLMC):
19,472		Series T-35, Class A, 0.364% (1-Month USD-LIBOR + 0.280%) due 9/25/31(b)	19,331
25,316		Series T-62, Class 1A1, 1.298% (1-Year Treasury Average Rate + 1.200%) due 10/25/44(b)	25,981
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
17,239		Series 2391, Class FJ, 0.596% (1-Month USD-LIBOR + 0.500%) due 4/15/28(b)	17,315
31,550		Series 2614, Class SJ, 19.400% (19.663% – 2.75% × 1-Month USD-LIBOR) due 5/15/33(e)	45,917
123,553		Series 4579, Class FD, 0.450% (1-Month USD-LIBOR + 0.350%) due 1/15/38(b)	123,807
123,553		Series 4579, Class SD, 1.926% due 1/15/38(b)(f)	7,909
4,995		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	5,755
		Federal National Mortgage Association (FNMA), REMICS:
5,032		Series 2003-34, Class A1, 6.000% due 4/25/43	5,712
7,751		Series 2006-48, Class TF, 0.484% (1-Month USD-LIBOR + 0.400%) due 6/25/36(b)	7,829
72,534		Series 2009-104, Class FA, 0.884% (1-Month USD-LIBOR + 0.800%) due 12/25/39(b)	72,316
35,691		Federal National Mortgage Association (FNMA), REMICS Trust, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	41,539
100,918		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 0.804% (1-Month USD-LIBOR + 0.720%) due 10/25/35(b)	100,883
400,000		Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, 1.096% (3-Month USD-LIBOR + 0.970%) due 10/15/30(b)(c)	400,219
21,354		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 3.000% due 11/19/35(b)	21,465
		Government National Mortgage Association (GNMA):
331,974		Series 2016-H15, Class FA, 0.903% (1-Month USD-LIBOR + 0.800%) due 7/20/66(b)	336,481
14,498		Series 2017-121, Class PE, 3.000% due 7/20/46	14,810
		GS Mortgage-Backed Securities Trust:
200,000		Series 2021-GR2, Class A2, 2.500% due 2/25/52(b)(c)	204,808
100,000		Series 2021-INV1, Class A2, 2.500% due 12/25/51(b)(c)(d)	102,582
		GSR Mortgage Loan Trust:
9,071		Series 2003-1, Class A2, 1.840% (1-Year CMT Index + 1.750%) due 3/25/33(b)	9,283
83,132		Series 2005-AR7, Class 2A1, 2.800% due 11/25/35(b)	84,295
		Harborview Mortgage Loan Trust:
13,428		Series 2005-2, Class 2A1A, 0.527% (1-Month USD-LIBOR + 0.440%) due 5/19/35(b)	12,967
28,371		Series 2005-3, Class 2A1A, 0.567% (1-Month USD-LIBOR + 0.480%) due 6/19/35(b)	28,402
60,085		Series 2006-SB1, Class A1A, 0.948% (1-Year Treasury Average Rate + 0.850%) due 12/19/36(b)	58,322
81,327		Series 2007-1, Class 2A1A, 0.217% (1-Month USD-LIBOR + 0.130%) due 3/19/37(b)	76,190
300,000	EUR	Harvest CLO XI DAC, Series 2011-A, Class ARR, 0.650% (3-Month EURIBOR + 0.650%) due 6/26/30(b)(c)	354,187
376,435	GBP	Hawksmoor Mortgages, Series 2019-1A, Class A, 1.100% (Sterling Overnight Index Average + 1.050%) due 5/25/53(b)(c)	520,152
167,968		Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, 1.657% due 5/25/65(b)(c)	169,022
		JPMorgan Mortgage Trust:
2,377		Series 2003-A2, Class 3A1, 1.916% due 11/25/33(b)	2,485
658		Series 2005-A1, Class 6T1, 2.352% due 2/25/35(b)	670
800,000		Series 2021-INV4, Class A2, 3.000% due 12/30/99(b)(c)(d)	831,056
1,200,000		Series 2021-INV7, Class A2, 0.000% due 11/25/51#(a)(c)(d)	1,239,585
7,997		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.064% due 7/27/37(b)(c)	7,999
459,474	GBP	Ludgate Funding PLC, Series 2007-1, Class A2A, 0.236% (3-Month GBP-LIBOR + 0.160%) due 1/1/61(b)	611,342
300,000		Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.130% due 9/10/39(c)	309,762
250,000		Marble Point CLO X Ltd., Series 2017-1A, Class AR, 1.166% (3-Month USD-LIBOR + 1.040%) due 10/15/30(b)(c)	250,143
3,682		Merrill Lynch Mortgage Investors Trust, Series 2003-A2, Class 1A1, 1.870% due 2/25/33(b)	3,601

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.3% — (continued)
$200,000		MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A, 1.014% (30 DAY SOFR + 0.964%) due 7/15/36(b)(c)	$200,547
422,503		MFA Trust, Series 2020-NQM2, Class A1, 1.381% due 4/25/65(b)(c)	425,378
397,126		MP CLO VII LTD, Series 2015-1A, Class AR3, 1.024% (3-Month USD-LIBOR + 0.890%) due 10/18/28(b)(c)	397,398
		New Residential Mortgage Loan Trust:
290,796		Series 2019-RPL3, Class A1, 2.750% due 7/25/59(b)(c)	302,018
295,760		Series 2020-RPL1, Class A1, 2.750% due 11/25/59(b)(c)	304,972
561,032	GBP	Newgate Funding PLC, Series 2007-1X, Class A3, 0.240% (3-Month GBP-LIBOR + 0.160%) due 12/1/50(b)	745,957
400,000		NovaStar Mortgage Funding Trust, Series 2006-1, Class A2D, 0.624% (1-Month USD-LIBOR + 0.540%) due 5/25/36(b)	387,461
300,000		One New York Plaza Trust, Series 2020-1NYP, Class A, 1.046% (1-Month USD-LIBOR + 0.950%) due 1/15/26(b)(c)	301,834
75,558		Option One Mortgage Loan Trust, Series 2007-CP1, Class 1A1, 0.224% (1-Month USD-LIBOR + 0.140%) due 3/25/37(b)	70,754
400,000		Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, 0.971% (3-Month USD-LIBOR + 0.800%) due 7/20/29(b)(c)	400,356
24,727		RAAC Trust, Series 2007-SP3, Class A1, 1.284% (1-Month USD-LIBOR + 1.200%) due 9/25/47(b)	24,787
		RALI Trust:
104,387		Series 2006-QS6, Class 1A1, 6.000% due 6/25/36	100,684
46,867		Series 2007-QO2, Class A1, 0.234% (1-Month USD-LIBOR + 0.150%) due 2/25/47(b)	23,720
66,402	CAD	Real Estate Asset Liquidity Trust, Series 2018-1A, Class A1, 3.072% due 8/12/53(c)	54,169
		Residential Asset Securitization Trust:
14,497		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	8,904
39,955		Series 2006-R1, Class A2, 0.484% (1-Month USD-LIBOR + 0.400%) due 1/25/46(b)	11,981
176,290	GBP	Residential Mortgage Securities 32 PLC, Series 2032-A, Class A, 1.300% (Sterling Overnight Index Average + 1.250%) due 6/20/70(b)(c)	245,167
212,975	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 0.241% (3-Month GBP-LIBOR + 0.160%) due 12/15/43(b)	283,572
		RMAC Securities No 1 PLC:
390,517	GBP	Series 2006-NS3X, Class A2A, 0.234% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(b)	520,929
204,965	GBP	Series 2006-NS1X, Class A2A, 0.234% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(b)	274,585
300,000		Sculptor CLO XXV Ltd., Series 25A, Class A1, 1.404% (3-Month USD-LIBOR + 1.270%) due 1/15/31(b)(c)	300,452
275,332		Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 1.128% (3-Month USD-LIBOR + 0.990%) due 1/23/29(b)(c)	275,427
		Soundview Home Loan Trust:
164,998		Series 2006-3, Class A3, 0.404% (1-Month USD-LIBOR + 0.320%) due 11/25/36(b)	164,980
1,300,000		Series 2006-3, Class A4, 0.584% (1-Month USD-LIBOR + 0.500%) due 11/25/36(b)	1,262,664
174,839		SP-STATIC CLO 1 Ltd., Series 2020-1A, Class A, 1.538% (3-Month USD-LIBOR + 1.400%) due 7/22/28(b)(c)	174,951
463,473	GBP	Stratton Mortgage Funding, Series 2021-2A, Class A, 0.950% (Sterling Overnight Index Average + 0.900%) due 7/20/60(b)(c)	640,546
		Structured Adjustable Rate Mortgage Loan Trust:
3,193		Series 2004-1, Class 4A1, 2.513% due 2/25/34(b)	3,208
11,708		Series 2004-4, Class 3A2, 2.380% due 4/25/34(b)	11,911
27,361		Series 2004-19, Class 2A1, 1.498% (1-Year Treasury Average Rate + 1.400%) due 1/25/35(b)	25,671
		Structured Asset Mortgage Investments II Trust:
32,931		Series 2005-AR2, Class 2A1, 0.544% (1-Month USD-LIBOR + 0.460%) due 5/25/45(b)	32,996
46,106		Series 2005-AR8, Class A1A, 0.644% (1-Month USD-LIBOR + 0.560%) due 2/25/36(b)	44,418
29,193		Series 2006-AR5, Class 1A1, 0.504% (1-Month USD-LIBOR + 0.420%) due 5/25/36(b)	25,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.3% — (continued)
$135,587		Series 2007-AR4, Class A3, 0.304% (1-Month USD-LIBOR + 0.220%) due 9/25/47(b)	$124,087
73,035		Series 2007-AR6, Class A1, 1.598% (1-Year Treasury Average Rate + 1.500%) due 8/25/47(b)	71,775
53,215		Structured Asset Securities Corp., Series 2006-RF1, Class 1A, 0.364% (1-Month USD-LIBOR + 0.280%) due 1/25/36(b)(c)	49,875
185,930		Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 1.083% (3-Month USD-LIBOR + 0.950%) due 7/14/26(b)(c)	186,047
237,755	EUR	Tikehau CLO II BV, Series 2A, Class AR, 0.880% (3-Month EURIBOR + 0.880%) due 12/7/29(b)(c)	281,507
499,440	GBP	Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 0.950% (Sterling Overnight Index Average + 0.900%) due 7/20/45(b)(c)	689,696
273,594	GBP	Towd Point Mortgage Funding Auburn 14 PLC, Series 2020-A14X, Class A, 0.950% (Sterling Overnight Index Average + 0.900%) due 5/20/45(b)	377,927
		Towd Point Mortgage Trust:
916,725		Series 2019-4, Class A1, 2.900% due 10/25/59(b)(c)	952,763
252,392		Series 2020-1, Class A1, 2.710% due 1/25/60(b)(c)	259,754
373,973		Tralee CLO V Ltd., Series 2018-5A, Class A1, 1.244% (3-Month USD-LIBOR + 1.110%) due 10/20/28(b)(c)	374,347
184,814	GBP	Trinity Square PLC, Series 2021-1A, Class A, 0.899% (Sterling Overnight Index Average + 0.850%) due 7/15/59(b)(c)	255,005
81,962		Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 1.006% (3-Month USD-LIBOR + 0.880%) due 4/15/27(b)(c)	81,966
300,000		Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 1.085% (3-Month USD-LIBOR + 0.950%) due 6/20/29(b)(c)	300,205
300,000		Vibrant CLO VII Ltd., Series 2017-7A, Class A1R, 1.174% (3-Month USD-LIBOR + 1.040%) due 9/15/30(b)(c)	300,245
		Voya CLO Ltd.:
384,639		Series 2016-4A, Class ARR, 1.034% (3-Month USD-LIBOR + 0.900%) due 7/20/29(b)(c)	384,959
400,000		Series 2017-1A, Class A1R, 1.084% (3-Month USD-LIBOR + 0.950%) due 4/17/30(b)(c)	400,247
		WaMu Mortgage Pass-Through Certificates Trust:
5,867		Series 2002-AR9, Class 1A, 1.498% (1-Year Treasury Average Rate + 1.400%) due 8/25/42(b)	5,816
1,634		Series 2003-AR5, Class A7, 2.574% due 6/25/33(b)	1,668
90,008		Series 2003-AR9, Class 2A, 2.403% due 9/25/33(b)	89,663
161,774		Series 2004-AR1, Class A, 2.427% due 3/25/34(b)	167,075
21,941		Series 2005-AR13, Class A1A1, 0.664% (1-Month USD-LIBOR + 0.580%) due 10/25/45(b)	21,982
27,081		Series 2006-AR10, Class 2A1, 2.870% due 9/25/36(b)	26,144
45,492		Series 2006-AR13, Class 2A, 1.782% (11th District Cost of Funds Index + 1.500%) due 10/25/46(b)	44,552
17,532		Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 1.038% (1-Year Treasury Average Rate + 0.940%) due 7/25/46(b)	12,156
63,199		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 2.313% due 12/25/32(b)	65,019

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,084,381)	30,067,215

CORPORATE BONDS & NOTES — 19.2%

Canada — 0.3%
100,000	EUR	Fairfax Financial Holdings Ltd., Senior Unsecured Notes, 2.750% due 3/29/28(c)	132,193
300,000		HSBC Bank Canada, Covered Notes, 3.300% due 11/28/21(c)	302,296

		Total Canada	434,489

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Cayman Islands — 1.3%
$300,000		CK Hutchison International 17 Ltd., Company Guaranteed Notes, 2.875% due 4/5/22(c)	$304,245
		KSA Sukuk Ltd., Senior Unsecured Notes:
200,000		2.894% due 4/20/22(c)	203,114
500,000		4.303% due 1/19/29(c)	578,713
200,000		Sands China Ltd., Senior Unsecured Notes, 5.400% due 8/8/28	230,407
666,937		US Capital Funding II Ltd./US Capital Funding II Corp., Asset Backed, 0.876% (3-Month USD-LIBOR + 0.750%) due 8/1/34(b)(c)	633,590

		Total Cayman Islands	1,950,069

Denmark — 3.8%
		Jyske Realkredit AS, Covered Notes:
1	DKK	1.500% due 10/1/37	—
1	DKK	3.000% due 10/1/47	—
6,333,960	DKK	1.000% due 10/1/50	976,831
1	DKK	1.500% due 10/1/50	—
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
1	DKK	1.500% due 10/1/37	1
1	DKK	2.500% due 10/1/37	—
1	DKK	2.500% due 10/1/47	—
9,119,516	DKK	1.000% due 10/1/50	1,399,215
1	DKK	1.500% due 10/1/50	—
1	DKK	2.000% due 10/1/50	—
		Nykredit Realkredit AS, Covered Notes:
1	DKK	2.500% due 10/1/36	—
1	DKK	1.500% due 10/1/37	—
1	DKK	2.500% due 10/1/47	—
19,229,131	DKK	1.000% due 10/1/50	2,943,891
2	DKK	1.500% due 10/1/50	1
3,725,434	DKK	1.000% due 10/1/53	569,456
		Realkredit Danmark AS, Covered Notes:
1	DKK	2.500% due 4/1/36	—
1	DKK	2.500% due 4/1/47	—

		Total Denmark	5,889,395

France — 0.5%
250,000		Credit Agricole SA, Senior Unsecured Notes, 3.750% due 4/24/23(c)	263,660
200,000	EUR	ELO SACA, Senior Unsecured Notes, 3.250% due 7/23/27	273,091
300,000		Societe Generale SA, Junior Subordinated Notes, 7.375% (5-Year USD Swap Rate + 6.238%)(b)(c)(g)	300,974

		Total France	837,725

Germany — 2.3%
		Deutsche Bank AG, Senior Unsecured Notes:
800,000		4.250% due 10/14/21	803,576
200,000		3.300% due 11/16/22	206,732
300,000		3.950% due 2/27/23	314,720
100,000	GBP	2.625% due 12/16/24	143,449
300,000	EUR	1.000% (1.600% – 3-Month EURIBOR) due 11/19/25(e)	362,540
350,000		3.961% (SOFR + 2.581%) due 11/26/25(b)	380,101
300,000	EUR	2.625% due 2/12/26	389,391
200,000	EUR	1.625% due 1/20/27	249,538
200,000	EUR	1.750% (2.050% – 3-Month EURIBOR) due 11/19/30(e)	251,291
200,000		Deutsche Bank AG, (Restricted, cost – $200,406, acquired 1/21/21), Subordinated Notes, 3.729% (SOFR + 2.757%) due 1/14/32(b)(h)	206,574
300,000		IHO Verwaltungs GmbH, Senior Secured Notes, 6.000% (6.000% cash or 6.750% PIK) due 5/15/27(c)(i)	314,817

		Total Germany	3,622,729

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Ireland — 0.1%
$200,000		SMBC Aviation Capital Finance DAC, Company Guaranteed Notes, 3.000% due 7/15/22(c)	$203,981

Italy — 1.0%
		Banca Carige SpA, Covered Notes:
400,000	EUR	1.151% (1.700% – 3-Month EURIBOR) due 10/25/21(e)	472,961
400,000	EUR	0.951% (1.500% – 3-Month EURIBOR) due 5/25/22(e)	474,045
		Banca Monte dei Paschi di Siena SpA:
200,000	EUR	Covered Notes, 0.875% due 10/8/26	247,802
100,000	EUR	Senior Unsecured Notes, 2.625% due 4/28/25	123,309
200,000	EUR	UniCredit SpA, Junior Subordinated Notes, 9.250% (9.300% – 5-Year EUR Swap Rate)(e)(g)	251,187

		Total Italy	1,569,304

Japan — 0.1%
200,000		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes, 2.091% due 9/14/21	200,110

Jersey Channel Islands — 0.1%
59,439	GBP	Kennedy Wilson Europe Real Estate Ltd., Senior Unsecured Notes, 3.950% due 6/30/22	83,378

Luxembourg — 0.1%
100,000	EUR	CPI Property Group SA, Senior Unsecured Notes, 1.500% due 1/27/31	117,080

Netherlands — 0.1%
52,525	EUR	Stichting AK Rabobank Certificaten, Junior Subordinated Notes, step bond to yield, 2.188%(g)	88,010

Portugal — 0.0%
		Banco Espirito Santo SA, Senior Unsecured Notes:
200,000	EUR	4.750% due 1/15/18(a)(j)	37,784
200,000	EUR	4.000% due 1/21/19(a)(j)	37,784

		Total Portugal	75,568

Qatar — 0.3%
		Qatar Petroleum, Senior Unsecured Notes:
200,000		2.250% due 7/12/31(c)	201,961
200,000		3.125% due 7/12/41(c)	206,330

		Total Qatar	408,291

Singapore — 0.2%
200,000		BOC Aviation Ltd., Senior Unsecured Notes, 2.750% due 9/18/22(c)	203,532
100,000		DBS Bank Ltd., Covered Notes, 3.300% due 11/27/21(c)	100,717

		Total Singapore	304,249

Supranational — 0.6%
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	367,154
800,000	AUD	0.500% due 8/10/23	586,493

		Total Supranational	953,647

Switzerland — 1.4%
		Credit Suisse Group AG:
200,000		Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.598%)(b)(c)(g)	220,756
		Senior Unsecured Notes:
300,000		2.997% (3-Month USD-LIBOR + 1.200%) due 12/14/23(b)(c)	308,843
250,000		4.282% due 1/9/28(c)	279,749
250,000		3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(b)(c)	276,723
		UBS AG, Subordinated Notes:
250,000		7.625% due 8/17/22	266,118
400,000		5.125% due 5/15/24	439,949
400,000		UBS Group AG, Senior Unsecured Notes, 1.075% (3-Month USD-LIBOR + 0.950%) due 8/15/23(b)(c)	403,399

		Total Switzerland	2,195,537

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United Kingdom — 4.4%
$600,000		Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	$647,404
		Barclays PLC:
600,000	GBP	Junior Subordinated Notes, 7.125% (5-Year UK Government Note Generic Bid Yield + 6.579%)(b)(g)	938,567
200,000		Senior Unsecured Notes, 4.610% (3-Month USD-LIBOR + 1.400%) due 2/15/23(b)	203,815
100,000		British Telecommunications PLC, Senior Unsecured Notes, 9.625% due 12/15/30	154,410
		HSBC Holdings PLC:
200,000		Junior Subordinated Notes, 6.500% (5-Year USD 1100 Run ICE Swap Rate + 3.606%)(b)(g)	227,805
		Senior Unsecured Notes:
300,000		1.125% (3-Month USD-LIBOR + 1.000%) due 5/18/24(b)	303,560
200,000		3.803% (3-Month USD-LIBOR + 1.211%) due 3/11/25(b)	214,535
100,000	GBP	1.750% (Sterling Overnight Index Average + 1.307%) due 7/24/27(b)	138,981
100,000	GBP	Subordinated Notes, 6.750% due 9/11/28	179,166
		Lloyds Banking Group PLC:
200,000	GBP	Junior Subordinated Notes, 5.125% (5-Year UK Government Note Generic Bid Yield + 4.607%)(b)(g)	291,937
200,000		Senior Unsecured Notes, 3.900% due 3/12/24	215,975
300,000		Subordinated Notes, 4.582% due 12/10/25	338,343
200,000	GBP	Marks & Spencer PLC, Senior Unsecured Notes, 4.250% due 12/8/23	291,369
200,000		Nationwide Building Society, Senior Unsecured Notes, 3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(b)(c)	209,176
		Natwest Group PLC:
		Junior Subordinated Notes:
200,000	GBP	5.125% (5-Year UK Government Note Generic Bid Yield + 4.985%)(b)(g)	298,706
200,000		6.000% (5-Year CMT Index + 5.625%)(b)(g)	224,430
		Senior Unsecured Notes:
800,000		1.697% (3-Month USD-LIBOR + 1.550%) due 6/25/24(b)	817,783
200,000		4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(b)	213,622
100,000	GBP	Rolls-Royce PLC, Company Guaranteed Notes, 5.750% due 10/15/27	152,277
400,000		Santander UK Group Holdings PLC, Senior Unsecured Notes, 4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(b)	434,873
200,000		Standard Chartered PLC, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 6.301%)(b)(c)(g)	207,500
95,777	GBP	Tesco Property Finance 4 PLC, Senior Secured Notes, 5.801% due 10/13/40	178,080

		Total United Kingdom	6,882,314

United States — 2.6%
100,000		AbbVie Inc., Senior Unsecured Notes, 3.450% due 3/15/22	101,174
200,000	EUR	AT&T Inc., Junior Subordinated Notes, 2.875% (3.140% – 5-Year EURIBOR ICE Swap Rate)(b)(e)(g)	239,406
200,000		Bank of America Corp., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 2.931%)(b)(g)	228,250
200,000		Broadcom Inc., Company Guaranteed Notes, 4.150% due 11/15/30	225,222
58,000		Campbell Soup Co., Senior Unsecured Notes, 3.650% due 3/15/23	60,639
700,000		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.464% due 7/23/22	720,201
200,000		Dell International LLC/EMC Corp., Senior Secured Notes, 4.900% due 10/1/26	231,458
400,000		Duke Energy Corp., Senior Unsecured Notes, 0.775% (3-Month USD-LIBOR + 0.650%) due 3/11/22(b)	401,157
		Fidelity National Information Services Inc.:
100,000	GBP	Senior Unsecured Notes, 1.700% due 6/30/22	138,827
100,000	EUR	Company Guaranteed Notes, 0.750% due 5/21/23	120,006
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
200,000		3.550% due 10/7/22	205,000
200,000		4.140% due 2/15/23	207,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United States — 2.6% — (continued)
100,000	GBP	2.748% due 6/14/24	$140,148
100,000	EUR	0.151% (0.700% – 3-Month EURIBOR) due 12/1/24(e)	115,858
$200,000		5.125% due 6/16/25	219,750
200,000		4.000% due 11/13/30	211,803
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, zero coupon, due 12/28/17(a)(j)	9,652
100,000		Pacific Gas & Electric Co., 1st Mortgage Notes, 3.450% due 7/1/25	103,691
100,000		Santander Holdings USA Inc., Senior Unsecured Notes, 3.400% due 1/18/23	103,694
300,000		Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 3.150% due 4/1/22	303,579

		Total United States	4,086,515

		TOTAL CORPORATE BONDS & NOTES (Cost — $29,246,444)	29,902,391

MORTGAGE-BACKED SECURITIES — 11.7%

FHLMC — 0.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
55,291		3.500% due 10/1/39	58,602
567,226		2.500% due 12/1/50 – 2/1/51	592,449

		Total FHLMC	651,051

FNMA — 11.3%
		Federal National Mortgage Association (FNMA):
450,000		3.500% due 10/1/51(k)	476,437
190,290		3.500% due 10/1/34 – 2/1/50	204,334
21,471		2.482% (1-Year CMT Index + 2.360%) due 11/1/34(b)	22,831
1,736		6.500% due 8/1/37	1,813
525,117		3.000% due 10/1/49 – 5/1/51	564,397
13,600,000		4.000% due 10/1/51(k)	14,581,476
392,590		4.000% due 5/1/50 – 10/1/51	420,374
1,216,171		2.500% due 11/1/50 – 12/1/50	1,269,740

		Total FNMA	17,541,402

GNMA — 0.0%
1,588		Government National Mortgage Association II (GNMA), 6.000% due 9/20/38	1,744

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $18,186,688)	18,194,197

U.S. GOVERNMENT OBLIGATIONS — 3.1%
		U.S. Treasury Bonds:
1,200,000		1.375% due 11/15/40	1,110,516
1,600,000		1.875% due 2/15/41	1,612,000
1,101,470		U.S. Treasury Inflation Indexed Notes, 0.500% due 1/15/28	1,250,257
800,000		U.S. Treasury Notes, 2.875% due 4/30/25	867,594

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $4,544,666)	4,840,367

ASSET-BACKED SECURITIES — 0.3%

Automobiles — 0.3%
400,000		Toyota Auto Loan Extended Notes Trust, Series 2019-1A, Class A, 2.560% due 11/25/31(c)	421,683

Student Loans — 0.0%
54,108		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.075% (3-Month USD-LIBOR + 0.950%) due 4/25/38(b)	54,347

		TOTAL ASSET-BACKED SECURITIES (Cost — $454,044)	476,030

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $153,090,672)	158,399,241

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SHORT-TERM INVESTMENTS — 8.0%

SOVEREIGN BONDS — 5.7%

Israel — 1.4%
6,900,000	ILS	Israel Treasury Bills, (0.051)% due 11/30/21(l)	$2,153,108

Japan — 4.3%
		Japan Treasury Discount Bills:
340,000,000	JPY	(0.102)% due 9/13/21(l)	3,091,276
40,000,000	JPY	(0.101)% due 9/21/21(l)	363,679
350,000,000	JPY	(0.101)% due 10/4/21(l)	3,182,177

		Total Japan	6,637,132

		TOTAL SOVEREIGN BONDS (Cost — $8,691,305)	8,790,240

TIME DEPOSITS — 0.8%
$389,832		Banco Santander SA — Frankfurt, 0.005% due 9/1/21	389,832
		BBH — Grand Cayman:
35,292	EUR	(0.780)% due 9/1/21	41,671
2,093	DKK	(0.470)% due 9/1/21	332
43,437	AUD	(0.120)% due 9/1/21	31,776
639,412	NOK	(0.080)% due 9/1/21	73,553
370	NZD	0.005% due 9/1/21	261
36,414	CAD	0.010% due 9/1/21	28,867
74,470	ZAR	3.800% due 9/1/21	5,127
17,662	CHF	BNP Paribas — Paris, (1.430)% due 9/1/21	19,286
42,097	GBP	Citibank — London, 0.005% due 9/1/21	57,877
452	HKD	HSBC Bank — Hong Kong, 0.000% due 9/1/21	58
27,286	SGD	HSBC Bank — Singapore, 0.005% due 9/1/21	20,295
		Skandinaviska Enskilda Banken AB — Stockholm:
27,243	SEK	(0.250)% due 9/1/21	3,157
593,335		0.005% due 9/1/21	593,335
2,995,015	JPY	Sumitomo Mitsui Banking Corp. — Tokyo, (0.310)% due 9/1/21	27,224

		TOTAL TIME DEPOSITS (Cost — $1,292,651)	1,292,651

U.S. GOVERNMENT OBLIGATIONS — 1.5%
		U.S. Treasury Bills:
701,000		0.043% due 9/30/21(l)	700,976
1,000,000		0.030% due 10/5/21(l)(m)	999,972
700,000		0.051% due 2/17/22(l)	699,832

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $2,400,780)	2,400,780

		TOTAL SHORT-TERM INVESTMENTS (Cost — $12,384,736)	12,483,671

		TOTAL INVESTMENTS IN SECURITIES (Cost — $165,475,408)	170,882,912

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $55,150)	29,498

		TOTAL INVESTMENTS — 109.7% (Cost — $165,530,558)	170,912,410

		Liabilities in Excess of Other Assets — (9.7)%	(15,183,759)

		TOTAL NET ASSETS — 100.0%	$155,728,651

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund
(a)	Illiquid security.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2021.
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $49,470,213 and represents 31.8% of net assets.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2021.
(f)	Interest only security.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2021, amounts to $206,574 and represents 0.1% of net assets.
(i)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(j)	Security is currently in default.
(k)	This security is traded on a TBA basis (see Note 1).
(l)	Rate shown represents yield-to-maturity.
(m)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2021, for International Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
International Fixed Income Fund	$167,764,760	$12,478,514	$(9,415,473)	$3,063,042

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
OTC	— Over the Counter
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Sovereign Bonds	43.8%
Collateralized Mortgage Obligations	17.6
Corporate Bonds & Notes	17.5
Mortgage-Backed Securities	10.7
U.S. Government Obligations	2.8
Asset-Backed Securities	0.3
Purchased Option	0.0 *
Short-Term Investments	7.3

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2021, International Fixed Income Fund held the following Options Contracts Purchased:

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
3,100,000	17,019EUR	OTC 10-Year Swaption, 3-Month EURIBOR, Put	GSC	1/25/22	0.400%	$6,669

Option on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
200,000	19,400,000EUR	Franch Republic Government Bonds OAT Futures, Put(a)	BNP	5/23/25	EUR 97.00	$22,829

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $55,150)				$29,498

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

At August 31, 2021, International Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
200,000	$219,548	OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	BOA	10/20/21	101.000%	$130
100,000	109,774	OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	BOA	11/17/21	102.000%	194
200,000	219,548	OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	DUB	11/17/21	101.000%	316
100,000	109,774	OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	GSC	11/17/21	102.000%	194
100,000	109,774	OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	GSC	10/20/21	103.000%	96
200,000	219,548	OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	GSC	10/20/21	103.000%	192
200,000	219,548	OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	GSC	10/20/21	104.000%	239
600,000	274,590	OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BCLY	9/15/21	0.800%	1
600,000	274,590	OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BNP	11/17/21	0.750%	243
900,000	411,885	OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BNP	12/15/21	0.750%	617
200,000	91,530	OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BOA	11/17/21	0.700%	99
200,000	91,530	OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BOA	11/17/21	0.800%	69
200,000	91,530	OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	DUB	12/15/21	0.750%	137
300,000	137,295	OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	DUB	9/15/21	0.800%	—

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,100,000	$ 503,415		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	DUB	9/15/21	0.900%	$1
300,000	137,295		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	GSC	10/20/21	0.700%	67
200,000	91,530		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	GSC	10/20/21	0.750%	33
300,000	137,295		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	GSC	11/17/21	0.750%	122
800,000	366,120		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	GSC	10/20/21	0.800%	103
800,000	366,120		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	GSC	12/15/21	0.800%	466
700,000	320,355		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	GSC	10/20/21	0.850%	74
300,000	137,295		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	GSC	11/17/21	0.900%	74
400,000	91,530		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	JPM	10/20/21	0.800%	52
400,000	911,620	EUR	OTC Markit iTraxx Europe Crossover Series 35 5-Year Index, Put	BCLY	10/20/21	3.500%	657
400,000	911,620	EUR	OTC Markit iTraxx Europe Crossover Series 35 5-Year Index, Put	BCLY	12/15/21	3.500%	1,848
400,000	180,120	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	11/17/21	0.700%	220
1,600,000	720,480	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	12/15/21	0.700%	1,258
400,000	180,120	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	11/17/21	0.750%	191
200,000	90,060	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	9/15/21	0.800%	3
500,000	225,150	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	10/20/21	0.800%	115
400,000	180,120	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	11/17/21	0.800%	173
1,300,000	585,390	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	10/20/21	0.850%	252
200,000	90,060	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BNP	9/15/21	0.800%	3
500,000	225,150	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BNP	11/17/21	0.800%	217
600,000	270,180	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	DUB	9/15/21	0.800%	8
1,000,000	450,300	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	DUB	11/17/21	0.800%	433
300,000	135,090	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	JPM	12/15/21	0.700%	236
200,000	90,060	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	JPM	11/17/21	0.750%	96
200,000	90,060	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	JPM	10/20/21	0.850%	39

			Total Credit Default Swaptions				$9,268

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
742,000	935,996	CAD	OTC U.S. Dollar versus Canadian Dollar, Call	GSC	2/11/22	CAD 1.27	$13,174

Interest Rate Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,300,000	891	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Call	BCLY	2/7/22	0.010%	$113
1,400,000	959	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Call	GSC	2/7/22	0.010%	121
6,900,000	4,727	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Call	RBS	2/7/22	0.010%	599
1,300,000	891	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Put	BCLY	2/7/22	0.010%	4,698
1,400,000	959	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Put	GSC	2/7/22	0.010%	5,060
6,900,000	4,727	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Put	RBS	2/7/22	0.010%	24,938

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
8,300,000	$9,950		OTC 3-Year Swaption, 3-Month USD-LIBOR, Put	BOA	9/15/21	1.880%	$1
5,100,000	6,114		OTC 3-Year Swaption, 3-Month USD-LIBOR, Put	DUB	12/21/21	2.020%	46
200,000	1,098	EUR	OTC 25-Year Swaption, 3-Month EURIBOR, Put	BNP	5/23/25	0.451%	23,086
1,300,000	1,558		OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	GSC	1/25/22	2.320%	6,918

			Total Interest Rate Swaptions				$65,580

Options on Futures
Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
22	2,990,680EUR	Euro-Bobl October Futures, Call	SOG	9/24/21	EUR 136.00	$2,597
8	1,386,320EUR	Euro-Bund November Futures, Call	SOG	10/22/21	EUR 174.00	4,251

		Total Options on Futures				$6,848

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $188,765)				$94,870

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2021, International Fixed Income Fund held the following Forward Sale Commitments:

Face Amounts†	Security	Value
	Federal National Mortgage Association (FNMA):
$100,000	3.500% due 9/1/34(a)	$106,756
900,000	2.500% due 9/1/50(a)	935,086
1,200,000	2.500% due 12/14/50(a)(b)	1,240,265
2,000,000	2.000% due 9/1/51(a)	2,028,594
4,750,000	2.000% due 10/1/51(a)	4,808,000
3,100,000	2.500% due 10/1/51(a)	3,214,384
	Fidelity MSCI Financials Index ETF (FNCL):
1,500,000	3.000% due 10/1/50(a)	1,568,379

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $13,906,386)	$13,901,464

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	This security is traded on a TBA basis (see Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

At August 31, 2021, International Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Government 10-Year Bond September Futures	5	9/21	$531,185	$533,333	$2,148
Australian Government 3-Year Bond September Futures	54	9/21	4,622,999	4,627,539	4,540
Euro-BTP September Futures	79	9/21	14,295,045	14,298,776	3,731
Euro-Buxl 30-Year Bond September Futures	8	9/21	2,004,063	2,007,464	3,401
Euro-OAT September Futures	38	9/21	7,235,494	7,231,904	(3,590)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
U.S. Treasury 5-Year Note December Futures	64	12/21	$7,901,034	$7,918,000	$16,966
U.S. Treasury 10-Year Note December Futures	36	12/21	4,812,464	4,804,313	(8,151)
U.S. Treasury Ultra Long Bond December Futures	2	12/21	395,649	394,562	(1,087)
U.S. Ultra Long Bond December Futures	27	12/21	4,012,231	3,996,422	(15,809)

					2,149

Contracts to Sell:
Euro-Bund September Futures	14	9/21	2,901,599	2,900,276	1,323
Euro-Schatz Note September Futures	24	9/21	3,181,224	3,181,791	(567)
U.S. Treasury Long Bond December Futures	11	12/21	1,806,280	1,792,656	13,624
United Kingdom Treasury 10-Year Gilt December Futures	2	12/21	352,732	352,622	110

					14,490

Net Unrealized Appreciation on Open Exchange–Traded Futures Contracts					$16,639

At August 31, 2021, International Fixed Income Fund had deposited cash of $106,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2021, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
British Pound	10,972,189	USD	15,034,768	SCB	$15,085,115	9/2/21	$50,347
Canadian Dollar	2,559,143	USD	2,030,173	BOA	2,028,732	9/2/21	(1,441)
Chinese Offshore Renminbi	5,216,345	USD	811,678	HSBC	807,297	9/15/21	(4,381)
Euro	83,000	USD	97,315	HSBC	98,002	9/2/21	687
Euro	350,000	USD	411,857	HSBC	413,263	9/2/21	1,406
Euro	75,000	USD	88,963	JPM	88,556	9/2/21	(407)
Indonesian Rupiah	5,430,920,000	USD	376,807	BOA	380,226	9/15/21	3,419
Korean Won	1,238,473,146	USD	1,111,646	HSBC	1,068,466	9/15/21	(43,180)
Korean Won	72,585,448	USD	65,000	UBS	62,622	9/15/21	(2,378)
Mexican Peso	7,076,806	USD	336,520	HSBC	352,297	9/3/21	15,777
Mexican Peso	7,076,806	USD	348,584	BNP	350,712	10/5/21	2,128
Norwegian Krone	5,962,692	USD	681,343	GSC	685,903	9/2/21	4,560
Norwegian Krone	5,962,692	USD	674,625	BNP	685,921	10/4/21	11,296
Norwegian Krone	2,655,000	USD	306,737	GSC	305,419	10/4/21	(1,318)
Peruvian Sol	118,757	USD	28,888	GSC	29,036	9/7/21	148
Peruvian Sol	233,073	USD	57,000	BNP	56,937	11/4/21	(63)
Peruvian Sol	298,774	USD	73,000	GSC	72,987	11/4/21	(13)
Peruvian Sol	335,064	USD	90,592	HSBC	81,769	12/9/21	(8,823)
Polish Zloty	3,033,000	USD	796,950	GSC	791,629	9/16/21	(5,321)
Russian Ruble	2,812,953	USD	38,566	BOA	38,292	9/20/21	(274)
Russian Ruble	2,817,667	USD	38,609	BOA	38,355	9/20/21	(254)
Russian Ruble	2,854,835	USD	39,021	GSC	38,861	9/20/21	(160)
Russian Ruble	4,332,981	USD	59,054	GSC	58,983	9/20/21	(71)
Russian Ruble	2,964,631	USD	40,477	HSBC	40,356	9/20/21	(121)
Russian Ruble	2,928,933	USD	39,928	UBS	39,871	9/20/21	(57)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Russian Ruble	2,783,284	USD	36,955	GSC	$37,671	10/22/21	$716
Russian Ruble	2,840,690	USD	37,671	GSC	38,448	10/22/21	777
Russian Ruble	1,462,213	USD	19,399	HSBC	19,791	10/22/21	392
Russian Ruble	7,201,224	USD	95,696	SCB	97,468	10/22/21	1,772
Russian Ruble	2,949,680	USD	39,146	UBS	39,923	10/22/21	777
Russian Ruble	1,475,499	USD	19,577	UBS	19,971	10/22/21	394
Russian Ruble	2,942,296	USD	39,411	BCLY	39,604	11/22/21	193
Russian Ruble	981,957	USD	13,111	BOA	13,217	11/22/21	106
Russian Ruble	7,096,545	USD	94,975	BOA	95,520	11/22/21	545
Russian Ruble	3,092,537	USD	41,469	GSC	41,625	11/22/21	156
Russian Ruble	517,924	USD	6,934	HSBC	6,971	11/22/21	37
Russian Ruble	4,080,741	USD	54,504	UBS	54,927	11/22/21	423

							27,794

Contracts to Sell:
Australian Dollar	144,000	USD	106,435	BOA	105,343	9/2/21	1,092
Australian Dollar	401,000	USD	295,111	BOA	293,352	9/2/21	1,759
British Pound	208,000	USD	289,251	BNP	285,969	9/2/21	3,282
British Pound	10,370,189	USD	14,467,063	GSC	14,257,456	9/2/21	209,607
British Pound	394,000	USD	545,903	UBS	541,691	9/2/21	4,212
British Pound	10,972,189	USD	15,036,138	SCB	15,086,444	10/4/21	(50,306)
Canadian Dollar	296,342	USD	235,000	GSC	234,922	9/1/21	78
Canadian Dollar	2,559,143	USD	2,049,936	BNP	2,028,731	9/2/21	21,205
Canadian Dollar	236,288	USD	187,000	HSBC	187,314	9/2/21	(314)
Canadian Dollar	266,175	USD	211,000	JPM	211,008	9/2/21	(8)
Canadian Dollar	2,559,143	USD	2,030,100	BOA	2,028,633	10/4/21	1,467
Canadian Dollar	299,000	USD	237,573	BOA	237,018	10/4/21	555
Canadian Dollar	66,512	USD	55,000	GSC	52,722	2/14/22	2,278
Canadian Dollar	106,088	USD	88,000	GSC	84,093	2/14/22	3,907
Chinese Offshore Renminbi	2,141,000	USD	329,691	RBS	331,347	9/15/21	(1,656)
Chinese Offshore Renminbi	71,000	USD	10,911	SOG	10,988	9/15/21	(77)
Chinese Onshore Renminbi	2,996,814	USD	465,930	BOA	463,326	9/15/21	2,604
Danish Krone	15,129,099	USD	2,432,697	JPM	2,403,272	10/1/21	29,425
Danish Krone	21,346,033	USD	3,433,948	SOG	3,390,838	10/1/21	43,110
Danish Krone	755,000	USD	119,759	UBS	119,933	10/1/21	(174)
Euro	1,275,000	USD	1,516,507	BNP	1,505,457	9/2/21	11,050
Euro	27,476,764	USD	32,600,633	SCB	32,443,201	9/2/21	157,432
Euro	28,243,764	USD	33,361,338	SCB	33,371,179	10/4/21	(9,841)
Israeli New Shekel	1,012,017	USD	308,906	BNP	315,877	11/12/21	(6,971)
Israeli New Shekel	1,037,643	USD	319,879	HSBC	323,875	11/12/21	(3,996)
Israeli New Shekel	4,501,800	USD	1,361,502	BOA	1,405,517	11/30/21	(44,015)
Israeli New Shekel	1,300,000	USD	396,191	HSBC	405,876	11/30/21	(9,685)
Israeli New Shekel	1,100,330	USD	339,839	JPM	343,537	11/30/21	(3,698)
Israeli New Shekel	1,583,025	USD	488,860	GSC	494,793	1/31/22	(5,933)
Israeli New Shekel	1,583,100	USD	483,198	GSC	494,816	1/31/22	(11,618)
Japanese Yen	38,800,000	USD	354,212	BCLY	352,679	9/2/21	1,533
Japanese Yen	10,100,000	USD	91,743	BOA	91,806	9/2/21	(63)
Japanese Yen	10,100,000	USD	92,178	BOA	91,805	9/2/21	373
Japanese Yen	21,300,000	USD	193,161	BOA	193,610	9/2/21	(449)
Japanese Yen	10,100,000	USD	92,131	GSC	91,805	9/2/21	326
Japanese Yen	10,200,000	USD	92,974	HSBC	92,714	9/2/21	260
Japanese Yen	30,000,000	USD	271,086	SCB	272,690	9/2/21	(1,604)
Japanese Yen	20,100,000	USD	183,291	SCB	182,702	9/2/21	589

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Japanese Yen	2,889,115,991	USD	26,329,888	SCB	$26,261,109	9/2/21	$68,779
Japanese Yen	340,000,000	USD	3,110,312	BOA	3,090,764	9/13/21	19,548
Japanese Yen	40,000,000	USD	361,727	BOA	363,648	9/21/21	(1,921)
Japanese Yen	3,039,815,991	USD	27,677,206	BNP	27,638,939	10/4/21	38,267
Japanese Yen	350,000,000	USD	3,138,332	BOA	3,182,307	10/4/21	(43,975)
Malaysian Ringgit	2,615,253	USD	628,671	BNP	628,519	9/22/21	152
Mexican Peso	7,076,806	USD	350,100	BNP	352,296	9/3/21	(2,196)
Mexican Peso	703,000	USD	35,116	HSBC	34,928	9/17/21	188
Mexican Peso	3,379,000	USD	169,150	JPM	167,885	9/17/21	1,265
Mexican Peso	2,300,000	USD	115,416	UBS	114,275	9/17/21	1,141
Mexican Peso	1,082,000	USD	53,599	BNP	53,378	11/8/21	221
New Zealand Dollar	380,000	USD	267,688	GSC	267,781	10/4/21	(93)
Norwegian Krone	5,962,692	USD	674,606	BNP	685,904	9/2/21	(11,298)
Peruvian Sol	118,757	USD	32,287	GSC	29,036	9/7/21	3,251
Peruvian Sol	3,569,136	USD	897,422	SCB	872,569	9/22/21	24,853
Peruvian Sol	1,589,953	USD	389,237	BNP	388,409	11/4/21	828
Peruvian Sol	432,956	USD	115,507	GSC	105,741	11/12/21	9,766
Peruvian Sol	118,757	USD	28,760	GSC	28,944	1/24/22	(184)
Polish Zloty	490,883	USD	129,013	BCLY	128,123	9/16/21	890
Polish Zloty	747,229	USD	196,851	BOA	195,031	9/16/21	1,820
Polish Zloty	250,221	USD	65,771	GSC	65,309	9/16/21	462
Polish Zloty	535,550	USD	141,044	GSC	139,781	9/16/21	1,263
Polish Zloty	895,901	USD	233,923	HSBC	233,835	9/16/21	88
Singapore Dollar	624,000	USD	459,947	GSC	464,045	12/15/21	(4,098)
Singapore Dollar	117,000	USD	86,099	RBS	87,008	12/15/21	(909)
Singapore Dollar	308,000	USD	228,850	SCB	229,048	12/15/21	(198)
Singapore Dollar	352,000	USD	261,912	SOG	261,769	12/15/21	143
Singapore Dollar	105,000	USD	77,586	UBS	78,084	12/15/21	(498)
Swedish Krona	30,000	USD	3,457	HSBC	3,476	9/2/21	(19)
Swiss Franc	32,000	USD	35,375	JPM	34,942	9/2/21	433

							453,705

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$481,499

At August 31, 2021, International Fixed Income Fund held the following OTC Total Return Swap Contracts:

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Financing Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Depreciation
iBoxx Investment Grade Index	3-Month USD-LIBOR	3.355%	PAM*	12/20/21	GSC	USD	8,500,000	$(438,301)	$4,564	$(442,865)

*	PAM — paid at maturity.

At August 31, 2021, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Singapore Overnight Index Average	1.250%	9/15/31	6-Month	SGD	1,600,000	$(11,466)	$(12,011)	$545
Pay	Swiss Average Rate Overnight Index	(0.500)%	9/15/26	12-Month	CHF	1,000,000	859	617	242
Pay	Swiss France 6-Month LIBOR	(0.500)%	9/16/25	12-Month	CHF	1,400,000	(10,381)	6,963	(17,344)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency		Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	Sterling Overnight Index Average	0.250%	9/15/23	12-Month		GBP	1,100,000	$(871)	$108	$(979)
Pay	Sterling Overnight Index Average	0.500%	9/15/26	12-Month		GBP	700,000	1,170	1,790	(620)
Pay	Sterling Overnight Index Average	0.750%	9/15/31	12-Month		GBP	800,000	12,771	11,685	1,086
Receive	Sterling Overnight Index Average	0.750%	9/15/51	12-Month		GBP	500,000	(12,959)	(5,879)	(7,080)
Receive	Tokyo Overnight Average Index	0.383%	8/11/51	12-Month		JPY	30,000,000	342	—	342
Receive	Tokyo Overnight Average Index	0.388%	8/18/51	12-Month		JPY	10,000,000	(26)	—	(26)
Receive	Tokyo Overnight Average Index	0.398%	8/13/51	12-Month		JPY	20,000,000	(560)	—	(560)
Receive	Tokyo Overnight Average Index	0.400%	12/15/51	12-Month		JPY	40,000,000	(428)	(1,228)	800
Pay	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	56,100,000	(83,831)	(67,972)	(15,859)
Pay	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	1,200,000	(2,358)	(2,040)	(318)
Pay	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	23,700,000	(46,099)	(39,810)	(6,289)
Pay	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	11,300,000	(18,684)	(15,565)	(3,119)
Receive	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	9,600,000	25,643	23,337	2,306
Receive	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	3,900,000	10,598	9,667	931
Receive	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	5,100,000	13,872	12,663	1,209
Receive	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	4,200,000	11,191	10,177	1,014
Receive	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	2,800,000	7,483	6,810	673
Receive	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	4,000,000	10,479	9,508	971
Receive	Zero Coupon	0.000%	1/3/22	PAM	*	BRL	8,300,000	9,558	(7,103)	16,661
Pay	3-Month Canadian Bank Bill	1.220%	3/3/25	6-Month		CAD	2,000,000	13,519	(380)	13,899
Pay	3-Month Canadian Bank Bill	1.270%	3/3/22	6-Month		CAD	1,000,000	7,396	3,186	4,210
Pay	3-Month Canadian Bank Bill	1.500%	6/17/22	6-Month		CAD	300,000	2,430	2,196	234
Pay	3-Month Canadian Bank Bill	1.500%	6/17/30	6-Month		CAD	2,800,000	(16,328)	(34,864)	18,536
Pay	3-Month Canadian Bank Bill	1.713%	10/2/29	6-Month		CAD	700,000	9,929	2,503	7,426
Pay	3-Month Canadian Bank Bill	1.900%	12/18/29	6-Month		CAD	800,000	18,030	12,573	5,457
Pay	3-Month FRA New Zealand Bank Bill	0.528%	3/17/24	6-Month		NZD	100,000	(1,403)	(1,069)	(334)
Receive	3-Month FRA New Zealand Bank Bill	0.500%	12/16/25	6-Month		NZD	100,000	3,154	2,661	493
Pay	3-Month SEK-STIBOR-SIDE	0.500%	6/19/24	12-Month		SEK	4,800,000	6,410	6,261	149
Pay	3-Month USD-LIBOR	0.400%	1/15/28	3-Month		USD	2,400,000	(94,361)	(99,177)	4,816
Pay	3-Month USD-LIBOR	0.500%	6/16/26	6-Month		USD	4,350,000	(66,872)	(81,598)	14,726
Pay	3-Month USD-LIBOR	0.500%	6/16/28	6-Month		USD	500,000	(19,343)	(21,371)	2,028
Pay	3-Month USD-LIBOR	1.000%	12/16/25	6-Month		USD	2,000,000	24,321	17,425	6,896
Pay	3-Month USD-LIBOR	1.000%	12/16/25	6-Month		USD	1,000,000	11,875	8,176	3,699
Pay	3-Month USD-LIBOR	1.250%	6/16/51	6-Month		USD	1,300,000	(133,131)	(157,566)	24,435
Pay	3-Month USD-LIBOR	1.460%	2/2/51	6-Month		USD	400,000	(20,587)	(27,686)	7,099
Pay	3-Month USD-LIBOR	1.500%	12/15/28	6-Month		USD	1,600,000	34,297	35,635	(1,338)
Pay	3-Month USD-LIBOR	1.750%	12/15/31	3-Month		USD	1,800,000	60,440	49,992	10,448
Pay	3-Month USD-LIBOR	1.750%	12/15/31	6-Month		USD	3,800,000	136,318	132,431	3,887
Pay	3-Month USD-LIBOR	2.000%	12/15/51	6-Month		USD	200,000	16,460	17,140	(680)
Receive	3-Month USD-LIBOR	0.250%	3/30/23	6-Month		USD	9,400,000	(11,445)	953	(12,398)
Receive	3-Month USD-LIBOR	0.400%	3/30/26	6-Month		USD	2,750,000	46,043	56,962	(10,919)
Receive	3-Month USD-LIBOR	0.750%	3/30/31	6-Month		USD	2,800,000	132,496	152,174	(19,678)
Receive	3-Month USD-LIBOR	0.750%	6/16/31	6-Month		USD	5,800,000	309,335	343,199	(33,864)
Receive	3-Month USD-LIBOR	0.750%	6/16/31	6-Month		USD	1,000,000	51,204	56,646	(5,442)
Receive	3-Month USD-LIBOR	1.000%	12/16/30	6-Month		USD	2,600,000	59,658	74,105	(14,447)
Receive	3-Month USD-LIBOR	1.000%	12/16/30	6-Month		USD	700,000	17,419	21,641	(4,222)
Receive	3-Month USD-LIBOR	1.150%	3/30/51	6-Month		USD	500,000	58,929	69,191	(10,262)
Receive	3-Month USD-LIBOR	1.250%	12/15/26	6-Month		USD	3,500,000	(50,293)	(39,011)	(11,282)
Receive	3-Month USD-LIBOR	1.250%	12/15/26	6-Month		USD	800,000	(11,945)	(9,251)	(2,694)
Receive	3-Month USD-LIBOR	1.250%	6/9/41	6-Month		USD	1,200,000	73,212	87,123	(13,911)
Receive	3-Month USD-LIBOR	1.250%	12/16/50	6-Month		USD	200,000	18,987	22,617	(3,630)
Receive	3-Month USD-LIBOR	1.250%	6/16/51	6-Month		USD	450,000	43,273	51,553	(8,280)
Receive	3-Month USD-LIBOR	1.298%	8/25/24	6-Month		USD	1,400,000	(32,716)	(30,011)	(2,705)
Receive	3-Month USD-LIBOR	1.305%	8/21/23	6-Month		USD	2,000,000	(40,451)	(40,806)	355
Receive	3-Month USD-LIBOR	1.400%	7/19/31	6-Month		USD	400,000	(2,993)	(3,394)	401

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency		Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.448%	8/10/31	6-Month		USD	600,000	$(6,610)	$—	$(6,610)
Receive	3-Month USD-LIBOR	1.508%	7/15/31	6-Month		USD	700,000	(12,627)	(8,638)	(3,989)
Receive	3-Month USD-LIBOR	1.665%	10/27/51	6-Month		USD	100,000	472	2,393	(1,921)
Receive	3-Month USD-LIBOR	1.935%	6/22/51	6-Month		USD	200,000	(13,528)	(9,318)	(4,210)
Receive	3-Month USD-LIBOR	1.968%	6/23/51	6-Month		USD	400,000	(30,316)	(21,868)	(8,448)
Receive	3-Month USD-LIBOR	2.000%	1/15/30	6-Month		USD	2,600,000	(172,376)	(184,495)	12,119
Receive	3-Month USD-LIBOR	2.000%	12/15/51	6-Month		USD	400,000	(30,370)	(24,134)	(6,236)
Receive	3-Month USD-LIBOR	2.090%	12/23/51	6-Month		USD	200,000	(20,843)	(16,956)	(3,887)
Receive	3-Month USD-LIBOR	2.100%	8/25/51	6-Month		USD	800,000	(89,651)	(74,183)	(15,468)
Receive	3-Month USD-LIBOR	2.250%	6/20/28	6-Month		USD	900,000	(73,931)	(68,924)	(5,007)
Receive	3-Month USD-LIBOR	2.500%	12/18/21	PAM	*	USD	2,000,000	(24,004)	(20,130)	(3,874)
Pay	6-Month EURIBOR	(0.500)%	9/15/23	6-Month		EUR	1,900,000	(933)	(2,326)	1,393
Pay	6-Month EURIBOR	(0.250)%	9/15/26	6-Month		EUR	11,500,000	55,505	24,296	31,209
Pay	6-Month EURIBOR	0.000%	9/15/31	6-Month		EUR	3,900,000	14,035	(11,523)	25,558
Pay	6-Month EURIBOR	0.250%	3/16/32	12-Month		EUR	1,000,000	27,140	29,596	(2,456)
Receive	6-Month EURIBOR	0.054%	5/27/50	12-Month		EUR	50,000	5,178	6,520	(1,342)
Receive	6-Month EURIBOR	0.064%	11/17/52	12-Month		EUR	100,000	8,893	11,996	(3,103)
Receive	6-Month EURIBOR	0.190%	1/27/32	12-Month		EUR	300,000	(6,503)	(3,794)	(2,709)
Receive	6-Month EURIBOR	0.205%	1/27/32	12-Month		EUR	300,000	(7,046)	(4,335)	(2,711)
Receive	6-Month EURIBOR	0.500%	9/15/51	12-Month		EUR	1,500,000	(108,130)	(60,205)	(47,925)
Pay	6-Month JPY-LIBOR	0.000%	3/17/31	6-Month		JPY	580,000,000	(19,641)	(21,270)	1,629
Pay	6-Month JPY-LIBOR	0.200%	6/19/29	6-Month		JPY	410,000,000	57,802	56,873	929
Receive	6-Month JPY-LIBOR	0.400%	6/19/39	6-Month		JPY	80,000,000	(21,965)	(20,967)	(998)
Receive	6-Month JPY-LIBOR	0.422%	7/28/51	6-Month		JPY	10,000,000	550	—	550
Receive	6-Month JPY-LIBOR	0.446%	7/30/51	6-Month		JPY	10,000,000	(82)	—	(82)
Receive	6-Month JPY-LIBOR	0.500%	6/19/49	6-Month		JPY	30,000,000	(6,256)	(5,254)	(1,002)
Pay	6-Month Norway Interbank Offer Rate	1.900%	3/10/31	12-Month		NOK	2,500,000	10,789	8,579	2,210
Receive	6-Month Norway Interbank Offer Rate	1.500%	3/10/26	12-Month		NOK	4,800,000	(4,871)	(3,741)	(1,130)
Pay	28-Day MXN TIIE Banxico	4.870%	7/7/25	28-Day		MXN	31,300,000	(75,926)	(90,196)	14,270

								$24,325	$109,872	$(85,547)

*	PAM — paid at maturity.

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Maturity Date	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	3/7/24	USD	1,100,000	$(128)	$18	$(146)

1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	6/12/22	USD	1,400,000	678	(595)	1,273

1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	4/27/23	USD	4,600,000	(1,414)	(1135)	(279)

1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	4/26/22	USD	6,700,000	(2,466)	(3646)	1,180

1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	6/12/22	USD	1,900,000	158	(812)	970

1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	6/19/22	USD	7,400,000	8,016	(4010)	12,026

1-Month USD-LIBOR + 0.086%	3-Month USD-LIBOR	4/12/23	USD	3,100,000	(2,459)	(2445)	(14)

1-Month USD-LIBOR + 0.091%	3-Month USD-LIBOR	3/18/22	USD	32,200,000	(6,882)	(15414)	8,532

1-Month USD-LIBOR + 0.102%	3-Month USD-LIBOR	10/4/24	USD	2,600,000	(344)	115	(459)

1-Month USD-LIBOR + 0.105%	3-Month USD-LIBOR	9/27/24	USD	1,700,000	(351)	(76)	(275)

					$(5,192)	$(28,000)	$22,808

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2021, International Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	10-Year GBP Inflation Linked	3.740%	3/15/31	GBP	300,000	$(10,959)	$(2,629)	$(8,330)
Pay	10-Year GBP Inflation Linked	3.700%	4/15/31	GBP	450,000	(21,932)	(9,516)	(12,416)
Receive	10-Year GBP Inflation Linked	3.397%	11/15/30	GBP	280,000	26,342	18,265	8,077
Receive	10-Year GBP Inflation Linked	3.445%	11/15/30	GBP	140,000	11,981	7,941	4,040
Pay	20-Year GBP Inflation Linked	3.217%	11/15/40	GBP	480,000	(110,488)	(83,905)	(26,583)
Pay	20-Year GBP Inflation Linked	3.272%	11/15/40	GBP	100,000	(20,606)	(15,078)	(5,528)
Pay	20-Year GBP Inflation Linked	3.273%	11/15/40	GBP	140,000	(28,817)	(21,078)	(7,739)
Receive	30-Year GBP Inflation Linked	3.000%	11/15/50	GBP	200,000	87,223	69,058	18,165
Receive	30-Year GBP Inflation Linked	3.051%	11/15/50	GBP	100,000	39,534	30,491	9,043

						$(27,722)	$(6,451)	$(21,271)

At August 31, 2021, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Sovereign Issues — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/21 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation
China Government International Bonds, A+	(1.000)%	6/20/23	3-Month	BCLY	0.110%	USD	200,000	$(3,648)	$(3,815)	$167
China Government International Bonds, A+	(1.000)%	6/20/23	3-Month	GSC	0.110%	USD	500,000	(9,119)	(9,653)	534
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	BCLY	0.036%	USD	400,000	(3,946)	(14,121)	10,175
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	BNP	0.036%	USD	700,000	(6,906)	(25,057)	18,151
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	BOA	0.036%	USD	200,000	(1,974)	(6,914)	4,940
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	GSC	0.036%	USD	500,000	(4,933)	(17,653)	12,720
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	HSBC	0.036%	USD	300,000	(2,959)	(10,159)	7,200
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	BCLY	0.087%	USD	600,000	(11,193)	(15,056)	3,863
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	BNP	0.087%	USD	400,000	(7,462)	(9,884)	2,422
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	HSBC	0.087%	USD	200,000	(3,731)	(4,989)	1,258
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	JPM	0.087%	USD	400,000	(7,461)	(9,580)	2,119

								$(63,332)	$(126,881)	$63,549

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

OTC Credit Default Swaps on Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/21 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Abu Dhabi Government International Bonds, AA	1.000%	6/20/26	3-Month	GSC	0.417%	USD	350,000	$10,424	$10,156	$268
Republic of Italy Government International Bonds, BBB	1.000%	6/20/25	3-Month	BCLY	0.613%	USD	300,000	4,987	(7,348)	12,335
Saudi Government International Bonds, A-	1.000%	6/20/26	3-Month	DUB	0.515%	USD	700,000	17,548	14,506	3,042

								$32,959	$17,314	$15,645

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/21 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Depreciation
Markit CDX North America High Yield Series 35 5-Year Index	(5.000)%	12/20/25	3-Month	2.606%	USD	200,000	$(21,314)	$(19,498)	$(1,816)
Markit CDX North America High Yield Series 36 5-Year Index	(5.000)%	6/20/26	3-Month	2.770%	USD	300,000	(32,607)	(29,462)	(3,145)
Markit CDX North America Investment Grade Series 36 10-Year Index	(1.000)%	6/20/31	3-Month	0.873%	USD	500,000	(6,683)	(4,893)	(1,790)
Markit iTraxx Europe Series 31 10-Year Index	(1.000)%	6/20/29	3-Month	0.737%	EUR	9,600,000	(252,293)	(218,575)	(33,718)

							$(312,897)	$(272,428)	$(40,469)

Centrally Cleared — Credit Default Swaps on Corporate Issues and Indexes — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/21 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Jaguar Land Rover Automotive PLC, B	5.000%	6/20/26	3-Month	3.609%	EUR	200,000	$16,882	$12,873	$4,009
Markit CDX North America Investment Grade Series 36 5-Year Index	1.000%	6/20/26	3-Month	0.465%	USD	2,000,000	54,928	49,641	5,287
Rolls-Royce PLC, BB-	1.000%	6/20/26	3-Month	2.111%	EUR	200,000	(11,640)	(15,001)	3,361
Ryder System Inc, BBB+	1.000%	6/20/22	3-Month	0.220%	USD	100,000	836	725	111
Sheel International Finance BV, AA-	1.000%	12/20/26	3-Month	0.427%	EUR	200,000	7,778	6,963	815

							$68,784	$55,201	$13,583

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2021, International Fixed Income Fund held the following OTC Cross-Currency Swap Contracts:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6)		Notional Amount of Currency Delivered (6)		Market Value	Upfront Payment (Received)	Unrealized Appreciation

Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency delivered	8/1/29	GSC	USD	1,449,000	AUD	2,100,000	$94,674	$(3,920)	$98,594

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

At August 31, 2021, International Fixed Income Fund deposited cash collateral with brokers in the amount of $583,000 for open centrally cleared swap contracts.

At August 31, 2021, International Fixed Income Fund had cash collateral from brokers in the amount of $710,000 for open OTC swap contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
BRL	— Brazilian Real	BOA	— Bank of America
CAD	— Canadian Dollar	DUB	— Deutsche Bank AG
CHF	— Swiss Franc	GSC	— Goldman Sachs & Co.
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	RBS	— Royal Bank of Scotland PLC
HKD	— Hong Kong Dollar	SCB	— Standard Chartered Bank
ILS	— Israeli New Shekel	SOG	— Societe Generale SA
JPY	— Japanese Yen	UBS	— UBS Securities LLC
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

MUNICIPAL BONDS — 90.7%

Alaska — 0.1%
		Northern Tobacco Securitization Corp., Revenue Bonds:
$35,000	BBB+	Series B1, 0.500% due 6/1/31	$35,301
80,000	BBB-	Series B1, 4.000% due 6/1/50	93,409

		Total Alaska	128,710

Arizona — 5.6%
530,000	BB	Arizona Industrial Development Authority, Revenue Bonds, Somerset Academy of Las Vegas — Aliante and Skye Canyon Campus Projects, 3.000% due 12/15/31(a)	563,187
2,815,000	A+	Chandler Industrial Development Authority, Revenue Bonds, Variable AMT Intel Corp., 5.000% due 6/1/49(b)(c)	3,163,501
		Industrial Development Authority of the County of Pima (The), Revenue Bonds:
		Facility American Leadership Academy:
350,000	NR	4.125% due 6/15/29(a)	354,553
250,000	NR	4.750% due 6/15/37(a)	253,735
230,000	NR	Imagine East Mesa Charter School, 3.250% due 7/1/24(a)	239,030
500,000	BB+	Maricopa County Industrial Development Authority, Revenue Bonds, Paradise School Project Paragon Management Inc., 4.000% due 7/1/26(a)	540,206

		Total Arizona	5,114,212

California — 5.1%
620,000	A	California County Tobacco Securitization Agency, Revenue Bonds, Series A, 5.000% due 6/1/28	790,432
		California County Tobacco Securitization Agency, Revenue Bonds, Merced County Tobacco Funding Corp.:
240,000	A	5.000% due 6/1/25	280,239
100,000	A	5.000% due 6/1/27	124,312
100,000	A	5.000% due 6/1/28	127,485
335,000	A-	5.000% due 6/1/31	448,504
250,000	NR	California School Finance Authority, Revenue Bonds, iLead Lancaster Project, Series A, 4.000% due 6/1/31(a)	274,961
965,000	AAA	City & County of San Francisco CA, GO, Series A, 4.000% due 6/15/36	1,060,083
		Golden State Tobacco Securitization Corp., Revenue Bonds:
35,000	NR	Series A1, 5.000% due 6/1/47	36,167
290,000	NR	Series A2, 5.000% due 6/1/47	299,665
595,000	AA	Riverside County Public Financing Authority, Tax Allocation, Series A, BAM-Insured, 4.000% due 10/1/40	677,613
475,000	Aa2(d)	Sonoma Valley Unified School District, GO, 4.000% due 8/1/38	562,254

		Total California	4,681,715

Colorado — 6.8%
750,000	A+	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, AMT, Series A, 5.000% due 11/15/30(c)	928,402
1,435,000	AA+	City of Colorado Springs, CO, Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,573,771
1,500,000	AA-	Colorado Health Facilities Authority, Revenue Bonds, Sisters of Charity of Leavenworth Inc., Series A, 5.000% due 1/1/44	1,653,142
2,000,000	AA	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,081,413

		Total Colorado	6,236,728

Connecticut — 0.9%
790,000	AAA	Connecticut Housing Finance Authority, Revenue Bonds, AMT, Series B2, 2.300% due 11/15/23(c)	816,604

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

District of Columbia — 1.3%
$2,075,000	WD(e)	District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Capital Appreciation Asset-Backed, Series B, zero coupon, due 6/15/46	$382,667
700,000	A+	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds, AMT, Series A, 4.000% due 10/1/36(c)	798,255

		Total District of Columbia	1,180,922

Florida — 9.6%
225,000	Baa3(d)	Capital Projects Finance Authority, FL, Revenue Bonds, Florida University Project, Series A1, 5.000% due 10/1/26	265,799
500,000	NR	Capital Trust Agency Inc., Revenue Bonds, Educational Growth Fund, LLC Charter School Portfolio Projects, Series A1, 3.375% due 7/1/31(a)	550,649
100,000	Ba2(d)	Capital Trust Agency Inc., Revenue Bonds, Viera Charter Schools Inc. Project, Series A, 4.000% due 10/15/29(a)	109,573
1,400,000	A+	City of Cape Coral, FL, Water & Sewer Revenue, Revenue Bonds, 5.000% due 10/1/39	1,720,679
		City of Tallahasee, FL, Health Facilities Revenue, Revenue Bonds:
500,000	Baa1(d)	5.000% due 12/1/26	592,294
500,000	Baa1(d)	5.000% due 12/1/27	588,690
250,000	NR	Finley Woods Community Development District, Special Assessment, Area One, 3.150% due 5/1/25	256,585
190,000	NR	Florida Development Finance Corp., Revenue Bonds, AMT, Waste Pro USA Inc. Project, 5.000% due 5/1/29(a)(c)	204,168
115,000	NR	Harbor Bay Community Development District, Special Assessment, Area One, Series A2, 3.100% due 5/1/24	117,800
275,000	NR	Lakewood Ranch Stewardship District, Special Assessment, Isles Lakewood Ranch Project, 3.875% due 5/1/29	299,450
3,000,000	AA-	Orange County Convention Center, Revenue Bonds, 5.000% due 10/1/29	3,522,052
310,000	NR	Seminole County Industrial Development Authority, Revenue Bonds, Legacy Pointe at UCF Project, 3.750% due 11/15/25	312,869
240,000	NR	Southern Groves Community Development District No. 5, Special Assessment, 2.875% due 5/1/24	244,430

		Total Florida	8,785,038

Georgia — 4.6%
		City of Atlanta, GA, Department of Aviation, Revenue Bonds:
65,000	Aa3(d)	Series A, 5.000% due 7/1/24	73,797
265,000	Aa3(d)	Series A, 5.000% due 7/1/25	312,349
265,000	Aa3(d)	Series A, 5.000% due 7/1/26	322,825
70,000	Aa3(d)	Series B, AMT, 5.000% due 7/1/24(c)	79,324
120,000	Aa3(d)	Series B, AMT, 5.000% due 7/1/25(c)	141,089
		Main Street Natural Gas Inc., Revenue Bonds:
2,610,000	Aa2(d)	Series B, 4.000% due 8/1/49(b)	2,897,286
320,000	A3(d)	Series C, 4.000% due 5/1/52(b)	383,016

		Total Georgia	4,209,686

Guam — 0.1%
		Territory of Guam, Revenue Bonds:
15,000	Ba1(d)	Series A, 5.000% due 11/1/27	18,388
15,000	Ba1(d)	Series A, 5.000% due 11/1/28	18,730
15,000	Ba1(d)	Series A, 5.000% due 11/1/29	19,034

		Total Guam	56,152

Idaho — 0.1%
100,000	A2(d)	Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.000% due 7/15/29	130,669

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Illinois — 4.2%
		Illinois Finance Authority, Revenue Bonds:
		Advocate Health Care:
$785,000	Aa3(d)	Pre-refunded 6/1/22 @ 100, 4.000% due 6/1/47(f)	$807,260
440,000	AA	Pre-refunded 6/1/22 @ 100, 4.000% due 6/1/47(f)	452,645
10,000	AA	Pre-refunded 6/1/22 @ 100, 4.000% due 6/1/47(f)	10,284
600,000	A	DePaul University, 5.000% due 10/1/36	716,366
1,000,000	AA+	Northwestern University, 5.000% due 12/1/28	1,295,434
		Northwestern Memorial HealthCare, Series A, 4.000%:
110,000	AA+	due 7/15/37	132,584
145,000	AA+	due 7/15/38	174,289
220,000	AA+	due 7/15/39	263,679

		Total Illinois	3,852,541

Indiana — 1.3%
1,000,000	A+	Indiana Municipal Power Agency, Power Supply, Revenue Bonds, Series C, 5.000% due 1/1/37	1,199,762

Iowa — 1.3%
1,000,000	A3(d)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(b)	1,202,669

Louisiana — 0.7%
		New Orleans Aviation Board, AMT, General Airport North Terminal, Revenue Bonds, Series B:
250,000	A-	Series B, 5.000% due 1/1/37(c)	298,649
250,000	A-	Series B, 5.000% due 1/1/38(c)	298,607

		Total Louisiana	597,256

Maryland — 3.1%
		City of Baltimore, MD,Tax Allocation, Harbor Point Project:
200,000	NR	Series A, 2.750% due 6/1/24(a)	205,937
125,000	NR	Series A, 2.800% due 6/1/25(a)	130,016
135,000	NR	Series A, 2.850% due 6/1/26(a)	141,797
140,000	NR	Series B, 3.000% due 6/1/24(a)	142,777
660,000	AA+	County of Prince George’s, MD, Behavioral Health Facility, Certificates Participation, 5.000% due 10/1/28	848,468
1,000,000	AAA	State of Maryland, GO, Series A, 5.000% due 8/1/31	1,382,861

		Total Maryland	2,851,856

Massachusetts — 1.4%
		Massachusetts Bay Transportation Authority, Sales Tax Revenue, Revenue Bonds:
75,000	AA	Series A1, 5.000% due 7/1/28	96,482
1,000,000	AA	Series A1, 5.000% due 7/1/44	1,223,107

		Total Massachusetts	1,319,589

Michigan — 0.7%
400,000	BB+	Michigan Finance Authority, Revenue Bonds, Cesar Chavez Academy Project, 3.250% due 2/1/24	411,435
190,000	A1(d)	Michigan Finance Authority, Revenue Bonds, McLaren Health Care Corp., 1.200% due 10/15/38(b)	192,146

		Total Michigan	603,581

Nevada — 1.6%
75,000	Ba2(d)	City of Sparks, NV, Revenue Bonds, Senior Sales Tax Anticipation, Series A, 2.500% due 6/15/24(a)	76,325
1,130,000	AAA	State of Nevada Highway Improvement Revenue, Revenue Bonds, 5.000% due 12/1/31	1,392,395

		Total Nevada	1,468,720

New Hampshire — 1.2%
1,000,000	B	New Hampshire Business Finance Authority, Revenue Bonds, Casella Waste Systems Inc., 2.950% due 4/1/29(a)(c)	1,093,015

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

New Jersey — 3.6%
$1,340,000	A3(d)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	$1,431,240
215,000	NR	New Jersey Economic Development Authority, Revenue Bonds, Golden Door Charter School Project, 5.125% due 11/1/29(a)	240,472
1,250,000	A+	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Highway Reimbursement, 5.000% due 6/15/30	1,486,576
100,000	A	Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.000% due 6/1/25	116,887

		Total New Jersey	3,275,175

New Mexico — 1.3%
1,000,000	BBB	City of Farmington, NM, Revenue Bonds, Public Service Company of New Mexico, 1.875% due 4/1/33(b)	1,001,227
		City of Santa Fe, NM, Revenue Bonds, El Castillo Retirement Project:
100,000	BB+(e)	2.250% due 5/15/24	100,254
100,000	BB+(e)	2.625% due 5/15/25	100,317

		Total New Mexico	1,201,798

New York — 3.1%
1,170,000	AA	Trust for Cultural Resources of The City of New York/The, Revenue Bonds, Juilliard School, Series A, 5.000% due 1/1/33	1,494,364
400,000	AA+	New York City Water & Sewer System, Revenue Bonds, 4.625% due 6/15/46	428,295
500,000	AA+	New York State Dormitory Authority, Revenue Bonds, Bidding Group, Unrefunded Portion, 5.000% due 2/15/43	612,529
225,000	Baa3(d)	New York Transportation Development Corp., Revenue Bonds, Delta Air Lines Inc. — LaGuardia, AMT, 4.000% due 10/1/30(c)	270,131

		Total New York	2,805,319

Ohio — 0.9%
160,000	NR	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series B2, Class 2, 5.000% due 6/1/55	186,191
600,000	Ba1(d)	Ohio Air Quality Development Authority, Revenue Bonds, Ohio Valley Electric Corp., Remarketing, Series A, 2.875% due 2/1/26	640,624

		Total Ohio	826,815

Oregon — 0.9%
830,000	Aa2(d)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO, NPFG-Insured, 5.000% due 6/15/22	862,175

Pennsylvania — 0.1%
100,000	BB+	Bucks County Industrial Development Authority, Revenue Bonds, Grand View Hospital Project, 5.000% due 7/1/28	122,361

Puerto Rico — 3.1%
		Puerto Rico Housing Finance Authority, Revenue Bonds, Puerto Rico Public Housing Project:
440,000	AA-	5.000% due 12/1/21	445,249
265,000	AA-	5.000% due 12/1/22	280,537
200,000	AA-	5.000% due 12/1/23	220,428
430,000	AA-	5.000% due 12/1/24	491,493
		Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds:
299,000	NR	Series A1, zero coupon, due 7/1/24	288,845
664,000	NR	Series A1, 4.750% due 7/1/53	759,883
90,000	NR	Series A1, 5.000% due 7/1/58	104,207
216,000	NR	Series A2, 4.784% due 7/1/58	247,188

		Total Puerto Rico	2,837,830

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

South Carolina — 7.9%
$1,535,000	Aa3(d)	Clemson University, Revenue Bonds, 5.000% due 5/1/29	$1,776,764
2,000,000	A	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Prisma Health Obligation Group, Series A, 5.000% due 5/1/28	2,529,412
2,970,000	Aa3(d)	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Remarketing, Series B, 0.514% (1-Month USD-LIBOR + 0.450%) due 10/1/31(b)	2,970,274

		Total South Carolina	7,276,450

Tennessee — 0.9%
800,000	Aa2(d)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	853,576

Texas — 6.8%
		City of Houston, TX, Airport System Revenue, Revenue Bonds, AMT:
100,000	B-(e)	4.000% due 7/15/41(c)	109,011
1,000,000	A1(d)	Series C, 5.000% due 7/1/26(c)	1,209,675
295,000	A	Lower Colorado River Authority, Revenue Bonds, LCRA Transmission Services Corp. Project, 4.000% due 5/15/36	301,904
505,000	NR	New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Beta Academy, 3.375% due 8/15/29(a)	517,788
500,000	AAA	North East, TX, Independent School District, GO, PSF-GTD-Insured, 5.250% due 2/1/28	643,939
1,000,000	A+	North Texas Tollway Authority, Revenue Bonds, Series A, 5.000% due 1/1/39	1,181,589
795,000	Aaa(d)	Northside Independent School District, GO, PSF-GTD-Insured, 0.700% due 6/1/50(b)	801,030
1,250,000	AA	San Antonio Water System, Revenue Bonds, Junior Lien Revenue and Refunding Bonds, Series C, 5.000% due 5/15/46	1,499,552

		Total Texas	6,264,488

Utah — 0.7%
500,000	A-	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind, Series A, 5.000% due 9/1/32	612,328

Virginia — 4.1%
500,000	AAA	County of Arlington, VA, GO, 5.000% due 6/15/31	689,510
		Virginia College Building Authority, Revenue Bonds:
350,000	A	Series A, 5.000% due 1/15/28	437,808
585,000	A	Series A, 5.000% due 1/15/29	746,528
500,000	A	Series A, 5.000% due 1/15/30	650,356
1,000,000	AA+	Virginia College Building Authority, VA, Educational Facilities Revenue, Revenue Bonds, 4.000% due 2/1/34	1,241,597

		Total Virginia	3,765,799

Washington — 2.6%
1,000,000	AA+	King County School District No. 401 Highline, GO, SCH BD GTY-Insured, 5.000% due 12/1/35	1,259,102
650,000	Aa2(d)	Snohomish County Public Utility District No 1, Revenue Bonds, Series A, 5.000% due 12/1/51	848,759
100,000	NR	Washington State Convention Center Public Facilities District, Revenue Bonds, Junior Lodging Tax Notes, 4.000% due 7/1/31	119,044
100,000	BB(e)	Washington State Housing Finance Commission, Revenue Bonds, Transforming Age Projects, Series A, 5.000% due 1/1/26(a)	114,711

		Total Washington	2,341,616

West Virginia — 2.7%
		West Virginia Parkways Authority, Revenue Bonds:
1,000,000	AA-	4.000% due 6/1/51	1,186,966
1,000,000	AA-	5.000% due 6/1/47	1,291,327

		Total West Virginia	2,478,293

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Wisconsin — 2.3%
$90,000	A+	Public Finance Authority, Revenue Bonds, Renown Regional Medical Center Project, 5.000% due 6/1/27	$111,666
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
1,300,000	AA-	Aspirus Inc. Obligation Group, 4.000% due 8/15/40	1,415,150
500,000	AA	Milwaukee Regional Medical Center Thermal Service Obligated Group, 5.000% due 4/1/37	626,358

		Total Wisconsin	2,153,174

		TOTAL MUNICIPAL BONDS (Cost — $78,547,048)	83,206,622

Shares/Units

CLOSED END MUTUAL FUND SECURITY — 3.3%

United States — 3.3%
25,800		iShares ® National Muni Bond ETF, Common Class (Cost — $3,008,973)	3,022,728

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $81,556,021)	86,229,350

Face Amount†

SHORT-TERM INVESTMENTS — 5.2%

TIME DEPOSITS — 5.2%
71,784		Barclays Bank PLC — London, 0.005% due 9/1/21	71,784
2,144,243		Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	2,144,243
2,565,572		Sumitomo Mitsui Banking Corp. — Tokyo, 0.005% due 9/1/21	2,565,572

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,781,599)	4,781,599

		TOTAL INVESTMENTS — 99.2% (Cost — $86,337,620)	91,010,949

		Other Assets in Excess of Liabilities — 0.8%	758,098

		TOTAL NET ASSETS — 100.0%	$91,769,047

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $5,752,900 and represents 6.3% of net assets.

(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2021.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)

Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

At August 31, 2021, for Municipal Bond Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Municipal Bond Fund	$86,347,122	$4,735,630	$(71,951)	$4,663,679

Abbreviations used in this schedule:
BAM	— Build America Mutual
ETF	— Exchange–Traded Fund
FGIC	— Financial Guarantee Insurance Company
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
NPFG	— National Public Finance Guarantee Corp.
PSF-GTD	— Permanent School Fund Guaranteed
SCH BD GTY	— School Bond Guaranty

See pages 296-297 for definitions of ratings.

Summary of Investments by Industry^
General Obligation	23.3%
Health Care Providers & Services	12.2
Transportation	8.8
Higher Education	7.8
Development	6.8
School District	6.1
Airport	5.0
Education	4.5
Utilities	4.0
Water and Sewer	4.0
Capital Markets	3.3
Tobacco Settlement	3.2
Power	1.7
Pollution	1.2
Single Family Housing	0.9
Multi family Housing	0.9
Nursing Homes	0.7
Housing	0.3
Short-Term Investments	5.3

100.0%

^	As a percentage of total investments.

At August 31, 2021, Municipal Bond Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Note December Futures	7	12/21	$865,977	$866,031	$(54)
U.S. Treasury 10-Year Note December Futures	6	12/21	800,625	800,719	(94)
U.S. Treasury Long Bond December Futures	1	12/21	162,969	162,969	—

					$(148)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

At August 31, 2021, Municipal Bond Fund had no deposited cash with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
USD	— United States Dollars

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 102.2%
			U.S. Treasury Inflation Indexed Bonds:
$1,744,070			2.375% due 1/15/25	$2,018,292
2,084,835			2.000% due 1/15/26	2,455,994
2,071,149			1.750% due 1/15/28	2,528,031
5,192,355			3.625% due 4/15/28(a)	7,049,173
1,761,534			2.500% due 1/15/29	2,293,277
2,060,942			3.875% due 4/15/29	2,924,006
36,736			3.375% due 4/15/32	54,858
1,734,715			2.125% due 2/15/40	2,640,590
2,915,575			2.125% due 2/15/41	4,491,219
2,164,320			0.750% due 2/15/42	2,700,815
460,879			0.625% due 2/15/43	563,350
4,045,257			1.375% due 2/15/44	5,700,315
830,729			0.750% due 2/15/45	1,050,409
4,116,545			1.000% due 2/15/46	5,516,972
1,789,609			0.875% due 2/15/47	2,366,406
1,123,816			1.000% due 2/15/48	1,540,619
486,123			0.250% due 2/15/50	566,595
1,356,641			0.125% due 2/15/51	1,540,831
			U.S. Treasury Inflation Indexed Notes:
16,018,882			0.125% due 1/15/23(a)	16,620,017
8,881,818			0.625% due 4/15/23(a)	9,333,507
1,979,531			0.625% due 1/15/24	2,120,846
5,494,077			0.500% due 4/15/24	5,894,917
1,906,146			0.125% due 10/15/24	2,049,281
5,680,044			0.125% due 4/15/25	6,132,174
418,848			0.125% due 10/15/25	457,045
4,642,407			0.625% due 1/15/26	5,171,104
3,315,264			0.125% due 4/15/26	3,623,611
3,666,808			0.125% due 7/15/26	4,040,961
3,520,499			0.375% due 1/15/27	3,932,831
4,342,798			0.375% due 7/15/27	4,895,134
5,152,677			0.500% due 1/15/28	5,848,704
7,046,294			0.750% due 7/15/28(a)	8,189,524
2,894,467			0.875% due 1/15/29	3,397,988
2,939,024			0.250% due 7/15/29	3,321,985
1,731,873			0.125% due 1/15/30	1,933,471
3,147,279			0.125% due 7/15/30	3,533,007
5,646,525			0.125% due 1/15/31(i)	6,316,794
5,889,655			0.125% due 7/15/31	6,614,444
130,000			U.S. Treasury Notes, 1.750% due 12/31/24	135,520

			TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $136,992,535)	151,564,617

SOVEREIGN BONDS — 12.1%

Australia — 0.8%
			Australia Government Bonds:
1,040,000	AUD	Aaa(b)	1.250% due 2/21/22	915,782
290,000	AUD	Aaa(b)	3.000% due 9/20/25	320,574

			Total Australia	1,236,356

Canada — 0.4%
			Canadian Government Real Return Bonds:
483,003	CAD	AAA	4.250% due 12/1/26	495,263
54,399	CAD	AAA	0.500% due 12/1/50	47,785

			Total Canada	543,048

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

France — 0.5%
612,156	EUR	AAu(c)	French Republic Government Bonds OAT, 0.100% due 3/1/26(d)	$792,951

Italy — 5.0%
			Italy Buoni Poliennali Del Tesoro:
3,743,993	EUR	NR	1.400% due 5/26/25(d)	4,811,308
1,968,552	EUR	Baa3u(b)	0.400% due 5/15/30(d)	2,559,073

			Total Italy	7,370,381

Japan — 2.2%
			Japanese Government CPI Linked Bonds:
140,380,270	JPY	A1(b)	0.100% due 3/10/28	1,309,697
181,535,760	JPY	A1(b)	0.100% due 3/10/29	1,698,778
20,118,600	JPY	NR	0.005% due 3/10/31	186,035

			Total Japan	3,194,510

New Zealand — 0.2%
270,000	NZD	AAA	New Zealand Government Bonds Inflation Linked Bonds, 2.500% due 9/20/35	271,352

Peru — 0.2%
1,400,000	PEN	A-	Peru Government Bonds Inflation Linked Bonds, 6.150% due 8/12/32(d)	338,112

Qatar — 0.1%
$200,000		AA-	Qatar Government International Bonds, 3.875% due 4/23/23	211,458

United Kingdom — 2.7%
2,660,724	GBP	Aa3u(b)	United Kingdom Gilt Inflation Linked, 1.875% due 11/22/22	3,940,146

			TOTAL SOVEREIGN BONDS (Cost — $17,428,363)	17,898,314

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.5%
			Alternative Loan Trust:
253,014		Caa2(b)	Series 2006-HY11, Class A1, 0.324% (1-Month USD-LIBOR + 0.240%) due 6/25/36(e)	246,067
40,219		WR(b)	Series 2007-4CB, Class 1A35, 6.000% due 4/25/37	40,649
506,645		Caa3(b)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 1A1, 6.000% due 8/25/37(e)	511,072
783		AA	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.654% (6-Month USD-LIBOR + 1.500%) due 9/25/45(e)	786
325,011		Aaa(b)	Arch Street CLO Ltd., Series 2016-2A, Class AR2, 1.134% (3-Month USD-LIBOR + 1.000%) due 10/20/28(d)(e)	325,200
300,000		Aaa(b)	ARES L CLO Ltd., Series 2018-50A, Class AR, 1.176% (3-Month USD-LIBOR + 1.050%) due 1/15/32(d)(e)	300,281
92,339		Aaa(b)	Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class A, 1.214% (30-Day SOFR + 1.164%) due 9/15/36(d)(e)	92,431
30,062		NR	Bayview Opportunity Master Fund IVa Trust, Series 2019-SBR1, Class A1, step bond to yield, 3.475% due 6/28/34(d)	30,289
20,292		WR(b)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 2.868% due 5/25/33(e)	20,517
213,408		CCC	Bear Stearns Asset-Backed Securities Trust, Series 2004-1, Class M1, 1.059% (1-Month USD-LIBOR + 0.975%) due 6/25/34(e)	219,005
300,000	EUR	Aaa(b)	Cairn CLO X DAC, Series 2018-10A, Class AR, 0.780% (3-Month EURIBOR+ 0.780%) due 10/15/31(d)(e)	354,270
300,000	EUR	Aaa(b)	Carlyle Global Markets Strategies, Series 2014-2A, Class AR-1, 0.750% (3-Month EURIBOR + 0.750% ) due 11/15/31(d)(e)	354,009
40,368		AA+	Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-A, Class A1, 0.444% (1-Month USD-LIBOR + 0.360%) due 3/25/35(d)(e)	41,800
			CHL Mortgage Pass-Through Trust:
733,991		WR(b)	Series 2005-HYB6, Class 2A1, 2.768% due 10/20/35(e)	753,934
75,368		WR(b)	Series 2005-HYB9, Class 2A1, 1.987% (1-Year USD-LIBOR + 1.750%) due 2/20/36(e)	72,950
103,720		Caa2(b)	Series 2006-6, Class A4, 6.000% due 4/25/36	77,511
144,178		WD(c)	Series 2007-1, Class A1, 6.000% due 3/25/37	106,828

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.5% — (continued)
			Citigroup Mortgage Loan Trust:
$5,691		B-	Series 2004-HYB2, Class 2A, 2.389% due 3/25/34(e)	$5,910
177,427		Caa2(b)	Series 2007-AR4, Class 1A1A, 3.154% due 3/25/37(e)	177,790
77,776		NR	Series 2019-B, Class A1, 3.258% due 4/25/66(d)(e)	78,475
22,888		WR(b)	Citigroup Mortgage Loan Trust Inc., Series 2004-NCM2, Class 1CB1, 5.500% due 8/25/34	23,562
			Countrywide Asset-Backed Certificates:
356,809		CC	Series 2007-1, Class 1A, 0.224% (1-Month USD-LIBOR + 0.140%) due 7/25/37(e)	338,610
76,942		D	Series 2007-6, Class 1A, 0.284% (1-Month USD-LIBOR + 0.200%) due 9/25/37(e)	71,953
411,387		CCC	Series 2007-8, Class 1A1, 0.274% (1-Month USD-LIBOR + 0.190%) due 11/25/37(e)	397,165
488,047		NR	Credit Suisse Commercial Mortgage, Series 2015-3R, Class 5A2, 0.234% (1-Month USD-LIBOR + 0.150%) due 9/29/36(d)(e)	478,689
			Credit-Based Asset Servicing & Securitization LLC:
153,000		BB	Series 2005-CB3, Class M4, 1.134% (1-Month USD-LIBOR + 1.050%) due 6/25/35(e)	153,214
870,499		CC	Series 2007-CB6, Class A3, 0.312% (1-Month USD-LIBOR + 0.220%) due 7/25/37(d)(e)	702,563
149,011		D	CWABS Asset-Backed Certificates Trust, Series 2004-7, Class MV5, 1.809% (1-Month USD-LIBOR + 1.725%) due 11/25/34(e)	150,903
400,000		Aaa(b)	Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 1.106% (3-Month USD-LIBOR + 0.980%) due 4/15/28(d)(e)	400,259
810,270		CCC	Ellington Loan Acquisition Trust, Series 2007-1, Class A1, 1.184% (1-Month USD-LIBOR + 1.100%) due 5/25/37(d)(e)	812,831
323,651		NR	Government National Mortgage Association (GNMA), Series 2018-H15, Class FG, 0.599% (1-Year USD-LIBOR + 0.150%) due 8/20/68(e)	320,650
24,837		D	GSAA Trust, Series 2006-7, Class AF4A, step bond to yield, 6.720% due 3/25/46	18,613
4,358		AA-	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.768% (1-Month USD-LIBOR + 0.680%) due 6/20/35(e)	4,293
300,000	EUR	AAA(b)	Harvest CLO, Series 11A, Class ARR, 0.650% (3-Month EURIBOR+ 0.650%) due 6/26/30(d)(e)	354,187
677,583	GBP	AAA	Hawksmoor Mortgages, Series 2019-1A, Class A, 1.100% (Sterling Overnight Index Average + 1.050%) due 5/25/53(d)(e)	936,274
55,516		B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.724% (1-Month USD-LIBOR + 0.640%) due 7/25/45(e)	49,525
336,798		CCC	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 1A1, 0.544% (1-Month USD-LIBOR + 0.460%) due 3/25/36(e)	329,884
141,981		A-	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-FL12, Class A, 1.546% (1-Month USD-LIBOR + 1.450%) due 12/15/31(d)(e)	141,228
256,438	EUR	Aaa(b)	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.471% (0.800% — 3-Month EURIBOR) due 12/15/29(d)(f)	301,612
72,578		NR	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, step bond to yield, 3.750% due 4/25/59(d)	73,181
315,555		WD(c)	Lehman XS Trust, Series 2007-20N, Class A1, 1.234% (1-Month USD-LIBOR + 1.150%) due 12/25/37(e)	329,905
172,638		CC	Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A2, 0.204% (1-Month USD-LIBOR + 0.120%) due 8/25/36(e)	93,609
369,387		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 0.949% (3-Month USD-LIBOR + 0.820%) due 10/13/27(d)(e)	369,464
9,246		AA+	MRFC Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, 0.576% (1-Month USD-LIBOR + 0.480%) due 6/15/30(e)	9,305
			New Residential Mortgage Loan Trust:
54,482		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(d)(e)	59,053
290,796		Aaa(b)	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(d)(e)	302,018
			Option One Mortgage Loan Trust:
108,689		CC	Series 2007-1, Class 1A1, 0.224% (1-Month USD-LIBOR + 0.140%) due 1/25/37(e)	82,686
102,747		CC	Series 2007-2, Class 1A1, 0.224% (1-Month USD-LIBOR + 0.140%) due 3/25/37(e)	78,997
473,166		B+	RASC Trust, Series 2006-KS3, Class M1, 0.579% (1-Month USD-LIBOR + 0.330%) due 4/25/36(e)	473,639

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.5% — (continued)
$517,463		WD(c)	Residential Asset Securitization Trust, Series 2006-A10, Class A5, 6.500% due 9/25/36	$283,145
			Securitized Asset-Backed Receivables LLC Trust:
534,656		CC	Series 2006-FR3, Class A3, 0.584% (1-Month USD-LIBOR + 0.500%) due 5/25/36(e)	372,378
105,059		CC	Series 2006-HE2, Class A2C, 0.384% (1-Month USD-LIBOR + 0.300%) due 7/25/36(e)	60,114
195,494		B-	Sequoia Mortgage Trust, Series 6, Class A, 0.727% (1-Month USD-LIBOR + 0.640%) due 4/19/27(e)	194,530
			Soundview Home Loan Trust:
249,425		CC	Series 2007-OPT1, Class 1A1, 0.284% (1-Month USD-LIBOR + 0.200%) due 6/25/37(e)	206,304
66,213		CCC	Series 2007-OPT2, Class 2A3, 0.264% (1-Month USD-LIBOR + 0.180%) due 7/25/37(e)	63,808
116,206		Aaa(b)	Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 1.083% (3-Month USD-LIBOR + 0.950%) due 7/14/26(d)(e)	116,279
198,691		Aaa(b)	Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 1.006% (3-Month USD-LIBOR + 0.880%) due 4/15/28(d)(e)	198,616
231,159		Aaa(b)	TICP CLO III-2 Ltd., Series 2018-3R, Class A, 0.974% (3-Month USD-LIBOR + 0.840%) due 4/20/28(d)(e)	231,275
270,475		Aaa(b)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 1.006% (3-Month USD-LIBOR + 0.880%) due 4/15/27(d)(e)	270,488
400,000		Aaa(b)	Voya CLO Ltd., Series 2017-1A, Class A1R, 1.084% (3-Month USD-LIBOR + 0.950%) due 4/17/30(d)(e)	400,247
			WaMu Mortgage Pass-Through Certificates Trust:
9,447		Baa1(b)	Series 2002-AR2, Class A, 1.532% (11th District Cost of Funds Index + 1.250%) due 2/27/34(e)	9,674
3,952		BB	Series 2002-AR17, Class 1A, 1.298% (1-Year Treasury Average Rate + 1.200%) due 11/25/42(e)	3,903

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $13,956,951)	14,078,407

CORPORATE BONDS & NOTES — 4.9%

Banks — 2.5%
100,000	EUR	Ba1(b)	Banco Santander SA, Junior Subordinated Notes, 6.250% (5-Year EUR Swap Rate + 5.640%)(e)(g)	118,257
700,000		BBB-	Deutsche Bank AG, Senior Unsecured Notes, 4.250% due 10/14/21	703,129
100,000	GBP	BBB	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	198,151
			Natwest Group PLC, Senior Unsecured Notes:
200,000		BBB	1.697% (3-Month USD-LIBOR + 1.550%) due 6/25/24(e)	204,446
200,000		BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(e)	213,622
14,440,380	DKK	AAA	Nykredit Realkredit AS, Covered Notes, 1.000% due 10/1/50	2,230,574

			Total Banks	3,668,179

Diversified Financial Services — 2.0%
17,033,191	DKK	AAA	Jyske Realkredit AS, Covered Notes, 1.000% due 10/1/50	2,636,759
2,439,780	DKK	AAA	Nordea Kredit Realkreditaktieselskab, Covered Notes, 1.000% due 10/1/50	378,068

			Total Diversified Financial Services	3,014,827

Electric — 0.2%
200,000		BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 2.800% due 1/15/23	206,407

Oil & Gas — 0.2%
305,000		BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.093% due 1/15/30	334,038

			TOTAL CORPORATE BONDS & NOTES (Cost — $6,974,120)	7,223,451

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Security	Value

MORTGAGE-BACKED SECURITIES — 3.9%

FNMA — 3.9%
		Federal National Mortgage Association (FNMA):
$42,400		4.000% due 3/1/50	$45,680
1,566,000		3.500% due 10/1/51(h)	1,658,002
3,800,000		4.000% due 10/1/51(h)	4,074,236

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $5,775,197)	5,777,918

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $181,127,166)	196,542,707

SHORT-TERM INVESTMENTS — 0.6%

TIME DEPOSITS — 0.6%
4,710	ZAR	BBH — Grand Cayman, 3.800% due 9/1/21	324
		BNP Paribas — Paris:
3,653	DKK	(0.470)% due 9/1/21	580
2,693	NOK	(0.080)% due 9/1/21	310
13,674	NZD	0.005% due 9/1/21	9,636
942	CAD	0.010% due 9/1/21	747
95,994	EUR	DNB — Oslo, (0.780)% due 9/1/21	113,345
441	SGD	HSBC Bank — Singapore, 0.005% due 9/1/21	328
703,041		Royal Bank of Canada — Toronto, 0.005% due 9/1/21	703,041
4,894	SEK	Skandinaviska Enskilda Banken AB — Sweden, (0.250)% due 9/1/21	567
		Societe Generale SA — Paris:
308,720	JPY	(0.310)% due 9/1/21	2,806
8,954	AUD	(0.120)% due 9/1/21	6,550
16,896	GBP	Sumitomo Mitsui Banking Corp. — Tokyo, 0.005% due 9/1/21	23,230

		TOTAL SHORT-TERM INVESTMENTS (Cost — $861,464)	861,464

		TOTAL INVESTMENTS IN SECURITIES (Cost — $181,988,630)	197,404,171

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $138,581)	191,401

		TOTAL INVESTMENTS — 133.2% (Cost — $182,127,211)	197,595,572

		Liabilities in Excess of Other Assets — (33.2)%	(49,318,757)

		TOTAL NET ASSETS — 100.0%	$148,276,815

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Rating by Fitch Ratings Service. All ratings are unaudited.
(d)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $16,226,463 and represents 10.9% of net assets.

(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2021.
(f)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2021.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	This security is traded on a TBA basis (see Note 1).
(i)	All or a portion of these securities were purchased in a sale-buyback transaction. The value of these securities total $6,316,794 which represents 4.3% of net assets.

At August 31, 2021, for Inflation-Linked Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Inflation-Linked Fixed Income Fund	$184,344,219	$20,084,667	$(7,218,351)	$12,866,316

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
U.S. Government Agencies & Obligations	76.7%
Sovereign Bonds	9.1
Collateralized Mortgage Obligations	7.1
Corporate Bonds & Notes	3.7
Mortgage-Backed Securities	2.9
Purchased Options	0.1
Short-Term Investments	0.4

100.0%

^	As a percentage of total investments.

At August 31, 2021, Inflation-Linked Fixed Income Fund held the following Options Contracts Purchased:

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,500,000	8,100EUR	OTC 30-Year Swaption, 3-Month EURIBOR, Put	BNP	11/4/22	0.197%	$159,470
300,000	1,620EUR	OTC 30-Year Swaption, 3-Month EURIBOR, Put	BCLY	11/4/22	0.197%	31,894

		Total Interest Rate Swaptions				$191,364

Option on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
37	4,076,215	U.S. Treasury 2-Year Note November Futures, Call	CITI	10/22/21	$112.00	$37

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $138,581)				$191,401

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

At August 31, 2021, Inflation-Linked Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
300,000	$ 151,179		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BCLY	9/15/21	0.800%	$1
300,000	151,179		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BNP	11/17/21	0.750%	122
2,700,000	1,360,611		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	BNP	12/15/21	0.750%	1,852
600,000	302,358		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	DUB	12/15/21	0.750%	412
300,000	151,179		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	DUB	9/15/21	0.800%	1
800,000	403,144		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	DUB	9/15/21	0.900%	—
100,000	50,393		OTC Markit CDX North America Investment Grade Series 36 5-Year Index, Put	DUB	11/17/21	101.000%	158
100,000	109,724		OTC Markit CDX North America High Yield Series 36 5-Year Index, Put	DUB	1/19/22	102.000%	525
1,000,000	503,400	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	12/15/21	0.700%	785
200,000	100,680	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	10/20/21	0.850%	39
100,000	50,340	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	BCLY	12/15/21	3.500%	462
800,000	402,720	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	DUB	9/15/21	0.800%	10
200,000	100,680	EUR	OTC Markit iTraxx Europe Series 35 5-Year Index, Put	JPM	12/15/21	0.700%	157

			Total Credit Default Swaptions				$4,524

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
4,440,000	23,976EUR	OTC 10-Year Swaption, 3-Month EURIBOR, Put	BNP	11/4/22	0.000%	$133,415
860,000	4,644EUR	OTC 10-Year Swaption, 3-Month EURIBOR, Put	BCLY	11/4/22	0.000%	25,842

		Total Interest Rate Swaptions				$159,257

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
20	2,718,800	EUR	Euro-Bobl October Futures, Call	MLP	9/24/21	EUR 136.25	$945
100,000	$ 10,151,000		OTC Federal National Mortgage Association (FNMA) 30-Year November Futures, Call	JPM	11/3/21	$ 101.51	440
100,000	10,377,000		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Call	JPM	10/7/21	$ 103.77	291
100,000	10,432,000		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Call	JPM	10/7/21	$ 104.32	73
300,000	30,648,000		OTC Federal National Mortgage Association (FNMA) 30-Year September Futures, Put	JPM	9/7/21	$ 102.16	2
100,000	10,243,000		OTC Government National Mortgage Association II (GNMA) 30-Year October Futures, Put	JPM	10/14/21	$ 102.43	115

			Total Options on Futures				$1,866

			TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $147,887)				$165,647

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2021, Inflation-Linked Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†	Security	Value
	NatWest Markets Securities Inc.:
$3,922,750	0.080% due 9/7/21	$3,922,750
	Nomura Securities International, Inc.:
34,029,546	0.070% due 9/2/21	34,029,546

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $37,952,296)	$37,952,296

For the year ended August 31, 2021, the daily average borrowing and interest rate under the reverse repurchase agreements were $47,249,629 and 0.110%, respectively.

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2021, Inflation-Linked Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro-Bund September Futures	25	9/21	$5,049,312	$5,179,065	$129,753
U.S. Treasury 2-Year Note December Futures	2	12/21	440,641	440,657	16
U.S. Treasury 5-Year Note December Futures	149	12/21	18,394,594	18,434,094	39,500

					169,269

Contracts to Sell:
Australian Government 3-Year Bond September Futures	8	9/21	683,450	685,561	(2,111)
Euro-Bobl September Futures	31	9/21	4,952,786	4,940,341	12,445
Euro-BTP September Futures	13	9/21	2,307,918	2,352,964	(45,046)
Euro-Buxl 30-Year Bond September Futures	17	9/21	4,007,725	4,265,861	(258,136)
Euro-Schatz Note September Futures	194	9/21	25,687,405	25,719,474	(32,069)
Japan Government 10-Year Bond September Futures	3	9/21	4,130,891	4,149,252	(18,361)
U.S. Treasury 10-Year Note December Futures	10	12/21	1,335,037	1,334,531	506
U.S. Treasury Long Bond December Futures	8	12/21	1,313,658	1,303,750	9,908
U.S. Treasury Ultra Long Bond December Futures	15	12/21	2,970,275	2,959,219	11,056
U.S. Ultra Long Bond December Futures	48	12/21	7,132,841	7,104,749	28,092

					(293,716)

Net Unrealized Depreciation on Open Exchange–Traded Futures Contracts					$(124,447)

At August 31, 2021, Inflation-Linked Fixed Income Fund had deposited cash of $399,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2021, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Chinese Offshore Renminbi	2,540,000	USD	395,231	HSBC	$393,098	9/15/21	$(2,133)
Indonesian Rupiah	5,694,225,000	USD	395,076	MLP	398,661	9/15/21	3,585
Norwegian Krone	3,370,000	USD	381,344	JPM	387,558	11/17/21	6,214
Swedish Krona	3,300,000	USD	381,393	BNP	382,570	11/17/21	1,177

							8,843

Contracts to Sell:
Australian Dollar	1,187,000	USD	873,557	JPM	868,349	9/2/21	5,208
British Pound	24,000	USD	33,328	BCLY	32,996	9/2/21	332
British Pound	31,000	USD	43,169	JPM	42,621	9/2/21	548
British Pound	32,000	USD	44,719	MLP	43,996	9/2/21	723
British Pound	877,000	USD	1,219,694	MLP	1,205,744	9/2/21	13,950
British Pound	2,867,000	USD	3,947,450	MLP	3,942,042	10/4/21	5,408
Canadian Dollar	183,000	USD	146,821	JPM	145,072	9/2/21	1,749
Danish Krone	850,000	USD	135,980	BNP	135,023	10/1/21	957
Danish Krone	32,590,582	USD	5,240,431	JPM	5,177,045	10/1/21	63,386
Euro	8,300,000	USD	9,847,785	SCB	9,800,229	9/2/21	47,556
Euro	8,300,000	USD	9,803,902	SCB	9,806,794	10/4/21	(2,892)
Japanese Yen	352,273,931	USD	3,210,440	SCB	3,202,054	9/2/21	8,386
Japanese Yen	352,273,931	USD	3,207,417	SCB	3,202,982	10/4/21	4,435
New Zealand Dollar	338,000	USD	235,752	JPM	238,189	9/2/21	(2,437)
Peruvian Sol	1,887,374	USD	474,560	SCB	461,417	9/22/21	13,143

							160,452

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$169,295

At August 31, 2021, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Depreciation
Receive	3-Month FRA New Zealand Bank Bill	3.250%	3/21/28	6-Month	NZD	700,000	$(52,682)	$(103,179)	$50,497
Receive	6-Month JPY-LIBOR	0.300%	9/20/27	6-Month	JPY	5,590,000	(1,050)	(1,230)	180

							$(53,732)	$(104,409)	$50,677

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2021, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	2-Year EUR Inflation Linked	0.330%	7/15/22	EUR	600,000	$23,377	$2,849	$20,528
Receive	2-Year EUR Inflation Linked	0.090%	5/15/22	EUR	100,000	3,862	423	3,439
Receive	5-Year EUR Inflation Linked	1.030%	3/15/24	EUR	2,000,000	5,030	(75,970)	81,000
Pay	10-Year EUR Inflation Linked	1.380%	3/15/31	EUR	1,300,000	(73,450)	(9,569)	(63,881)
Pay	10-Year EUR Inflation Linked	1.620%	5/15/28	EUR	910,000	12,889	93,051	(80,162)
Receive	15-Year EUR Inflation Linked	1.710%	3/15/33	EUR	100,000	(2,865)	(15,114)	12,249
Pay	5-Year GBP Inflation Linked	3.330%	1/15/25	GBP	4,000,000	(55,969)	41,097	(97,066)
Pay	5-Year GBP Inflation Linked	3.850%	9/15/24	GBP	1,300,000	48,626	76,362	(27,736)
Pay	10-Year GBP Inflation Linked	3.470%	8/15/30	GBP	900,000	(66,728)	9,395	(76,123)
Pay	10-Year GBP Inflation Linked	3.710%	12/15/28	GBP	920,000	33,074	69,593	(36,519)
Pay	10-Year GBP Inflation Linked	3.750%	4/15/31	GBP	520,000	(20,661)	(4)	(20,657)
Pay	15-Year GBP Inflation Linked	3.566%	3/15/36	GBP	100,000	(7,104)	—	(7,104)
Pay	15-Year GBP Inflation Linked	3.580%	3/15/36	GBP	300,000	(20,032)	(2,006)	(18,026)
Pay	1-Year USD Inflation Linked	2.155%	1/19/22	USD	400,000	(13,824)	—	(13,824)
Pay	1-Year USD Inflation Linked	2.155%	2/4/22	USD	1,800,000	(62,084)	—	(62,084)
Pay	1-Year USD Inflation Linked	2.170%	2/1/22	USD	1,100,000	(37,931)	—	(37,931)
Pay	1-Year USD Inflation Linked	2.180%	1/19/22	USD	1,300,000	(44,604)	(20)	(44,584)
Pay	1-Year USD Inflation Linked	2.200%	2/5/22	USD	400,000	(13,540)	—	(13,540)
Pay	1-Year USD Inflation Linked	2.200%	1/21/22	USD	600,000	(20,473)	—	(20,473)
Receive	5-Year USD Inflation Linked	2.210%	2/5/23	USD	2,090,000	54,224	(62,311)	116,535
Receive	5-Year USD Inflation Linked	2.220%	4/13/23	USD	6,296,000	152,163	(214,466)	366,629
Receive	5-Year USD Inflation Linked	2.703%	5/25/26	USD	510,000	9,291	80	9,211
Receive	5-Year USD Inflation Linked	2.767%	5/13/26	USD	500,000	7,813	—	7,813
Receive	5-Year USD Inflation Linked	2.813%	5/14/26	USD	300,000	3,925	—	3,925
Receive	7-Year USD Inflation Linked	1.797%	8/25/27	USD	600,000	57,273	5,868	51,405
Receive	7-Year USD Inflation Linked	1.890%	8/27/27	USD	700,000	61,802	1,693	60,109
Receive	7-Year USD Inflation Linked	2.573%	8/26/28	USD	100,000	357	—	357
Pay	10-Year USD Inflation Linked	1.280%	5/19/30	USD	800,000	(124,915)	(50,027)	(74,888)
Pay	10-Year USD Inflation Linked	1.760%	11/4/29	USD	1,200,000	(122,084)	(8,764)	(113,320)
Pay	10-Year USD Inflation Linked	1.882%	11/20/29	USD	1,500,000	(133,335)	9,233	(142,568)
Receive	10-Year USD Inflation Linked	2.311%	2/24/31	USD	2,300,000	115,976	1,035	114,941
Pay	10-Year USD Inflation Linked	2.335%	2/5/28	USD	960,000	(29,719)	59,292	(89,011)
Pay	10-Year USD Inflation Linked	2.353%	5/9/28	USD	360,000	(9,795)	24,122	(33,917)
Pay	10-Year USD Inflation Linked	2.360%	5/9/28	USD	540,000	(14,221)	36,670	(50,891)
Pay	10-Year USD Inflation Linked	2.364%	5/10/28	USD	550,000	(14,276)	37,569	(51,845)

						$(297,928)	$30,081	$(328,009)

Centrally Cleared — Credit Default Swaps on Corporate Issues — Sell Protection (1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/21 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation
General Electric Co., BBH+	1.000%	12/20/23	3-Month	0.004%	USD	100,000	$1,619	$(176)	$1,795

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund
(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2021, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $457,000 for open centrally cleared swap contracts.

At August 31, 2021, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $120,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
CAD	— Canadian Dollar	BNP	— BNP Paribas SA
DKK	— Danish Krone	CITI	— Citigroup Global Markets Inc.
EUR	— Euro	DUB	— Deutsche Bank AG
GBP	— British Pound	HSBC	— HSBC Bank USA
JPY	— Japanese Yen	JPM	— JPMorgan Chase & Co.
NOK	— Norwegian Krone	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
NZD	— New Zealand Dollar	SCB	— Standard Chartered Bank
PEN	— Peruvian Sol
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar
ZAR	— South African Rand

See pages 296-297 for definitions of ratings.

At August 31, 2021, Inflation-Linked Fixed Income Fund was involved in following sale-buyback transaction:

Counterparty	Borrowing date	Maturity date	Borrowing rate	Amount borrowed
BofA Securities, Inc.	8/26/2021	9/2/2021	0.03%	6,310,170

				$6,310,170

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

CORPORATE BONDS & NOTES — 37.9%

Aerospace/Defense — 1.2%
			Boeing Co. (The), Senior Unsecured Notes:
$1,700,000		BBB-	4.508% due 5/1/23	$1,801,687
100,000		BBB-	1.875% due 6/15/23	101,653
3,600,000		BBB-	1.433% due 2/4/24	3,608,605

			Total Aerospace/Defense	5,511,945

Agriculture — 1.1%
1,200,000		BBB+	BAT Capital Corp., Company Guaranteed Notes, 3.222% due 8/15/24	1,273,723
2,700,000		BBB	Imperial Brands Finance PLC, Company Guaranteed Notes, 3.750% due 7/21/22(a)	2,757,791
600,000		BBB+	Reynolds American Inc., Company Guaranteed Notes, 4.450% due 6/12/25	665,456

			Total Agriculture	4,696,970

Airlines — 0.0%
81,259		BBB+	Northwest Airlines Inc. Class G-2 Pass-Through Trust, Pass-Thru Certificates, 6.264% due 11/20/21	81,065

Auto Manufacturers — 5.3%
			Ford Motor Credit Co. LLC, Senior Unsecured Notes:
300,000		BB+	3.278% (3-Month USD-LIBOR + 3.140%) due 1/7/22(b)	302,011
800,000		BB+	5.596% due 1/7/22	811,480
500,000		BB+	3.219% due 1/9/22	503,750
500,000		BB+	2.979% due 8/3/22	507,975
900,000		BB+	3.350% due 11/1/22	920,925
200,000		BBB	General Motors Co., Senior Unsecured Notes, 1.028% (3-Month USD-LIBOR + 0.900%) due 9/10/21(b)	200,033
			General Motors Financial Co., Inc.:
			Company Guaranteed Notes:
500,000		BBB	1.683% (3-Month USD-LIBOR + 1.550%) due 1/14/22(b)	502,511
1,500,000		BBB	1.457% (3-Month USD-LIBOR + 1.310%) due 6/30/22(b)	1,512,750
2,400,000		BBB	Senior Unsecured Notes, 1.222% (3-Month USD-LIBOR + 1.100%) due 11/6/21(b)	2,404,521
700,000		BBB-	Harley-Davidson Financial Services Inc., Company Guaranteed Notes, 4.050% due 2/4/22(a)	710,748
			Hyundai Capital America, Senior Unsecured Notes:
1,500,000		BBB+	0.800% due 4/3/23(a)	1,502,000
1,200,000		BBB+	5.750% due 4/6/23	1,294,416
1,000,000		BBB+	5.750% due 4/6/23(a)	1,078,680
1,500,000		BBB+	1.250% due 9/18/23(a)	1,514,327
			Nissan Motor Acceptance Corp., Senior Unsecured Notes:
200,000		BBB-	0.765% (3-Month USD-LIBOR + 0.630%) due 9/21/21(a)(b)	200,036
500,000		BBB-	1.019% (3-Month USD-LIBOR + 0.890%) due 1/13/22(a)(b)	500,879
1,630,000		BBB-	2.650% due 7/13/22	1,642,190
2,400,000		BBB-	0.836% (3-Month USD-LIBOR + 0.690%) due 9/28/22(a)(b)	2,405,794
1,000,000		BBB-	3.875% due 9/21/23(a)	1,058,094
710,000	AUD	BBB+	Volkswagen Financial Services Australia Pty Ltd., Company Guaranteed Notes, 1.324% (3-Month Australian Bank Bill + 1.300%) due 9/14/22(b)	523,415
4,000,000	CAD	BBB+	VW Credit Canada Inc., (Restricted, cost — $3,234,910, acquired 3/5/21), Company Guaranteed Notes, 2.650% due 6/27/22(c)	3,223,700

			Total Auto Manufacturers	23,320,235

Banks — 15.4%
700,000		BBB+	Aozora Bank Ltd., Senior Unsecured Notes, 2.550% due 9/9/22	712,916
400,000	AUD	A-	Banco Santander SA, Senior Unsecured Notes, 1.675% (3-Month Australian Bank Bill + 1.650%) due 1/19/23(b)	296,884
800,000		A-	Banco Santander Chile, Senior Unsecured Notes, 1.321% (3-Month USD-LIBOR + 1.200%) due 11/28/21(b)	801,389

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Banks — 15.4% — (continued)
3,500,000	CAD	A-	Bank of America Corp., (Restricted, cost — $2,709,688, acquired 10/5/20), Senior Unsecured Notes, 2.604% (3-Month Canadian Bank Bill + 1.125%) due 3/15/23(b)(c)	$2,806,529
			Barclays PLC, Senior Unsecured Notes:
$300,000		BBB	1.555% (3-Month USD-LIBOR + 1.430%) due 2/15/23(b)	301,708
1,250,000	AUD	BBB	1.824% (3-Month Australian Bank Bill + 1.800%) due 6/15/23(b)	936,233
500,000		BBB	1.505% (3-Month USD-LIBOR + 1.380%) due 5/16/24(b)	508,844
2,004,000		BB+	CIT Group Inc., Senior Unsecured Notes, 5.000% due 8/15/22	2,086,064
			Citigroup Inc., Senior Unsecured Notes:
1,500,000		BBB+	1.075% (3-Month USD-LIBOR + 0.950%) due 7/24/23(b)	1,510,066
2,100,000		BBB+	1.550% (3-Month USD-LIBOR + 1.430%) due 9/1/23(b)	2,125,480
500,000		BBB+	1.224% (3-Month USD-LIBOR + 1.100%) due 5/17/24(b)	507,611
300,000		BBB+	1.143% (3-Month USD-LIBOR + 1.023%) due 6/1/24(b)	304,076
1,000,000		A-	Credit Agricole SA, Senior Unsecured Notes, 1.185% (3-Month USD-LIBOR + 1.050%) due 3/22/24(b)	1,012,371
			Credit Suisse Group AG, Senior Unsecured Notes:
1,750,000		BBB+	1.359% (3-Month USD-LIBOR + 1.240%) due 6/12/24(b)	1,773,165
2,000,000		BBB+	1.359% (3-Month USD-LIBOR + 1.240%) due 6/12/24(a)(b)	2,026,474
			Danske Bank AS, Senior Unsecured Notes:
500,000		BBB+	1.179% (3-Month USD-LIBOR + 1.060%) due 9/12/23(b)	505,629
1,000,000		BBB+	3.875% due 9/12/23(a)	1,061,313
3,431,000		BBB+	1.171% (1-Year CMT Index + 1.030%) due 12/8/23(a)(b)	3,449,425
			Deutsche Bank AG, Senior Unsecured Notes:
500,000		BBB-	4.250% due 10/14/21	502,235
500,000	AUD	BBB-	1.421% (3-Month Australian Bank Bill + 1.400%) due 1/30/23(b)	369,413
400,000		BBB-	1.354% (3-Month USD-LIBOR + 1.230%) due 2/27/23(b)	404,250
300,000		BBB+	Deutsche Bank AG, (Restricted, cost — $300,399, acquired 5/26/21), Senior Unsecured Notes, 0.898% due 5/28/24(c)	300,214
1,500,000		AA-	First Abu Dhabi Bank PJSC, Senior Unsecured Notes, 1.076% (3-Month USD-LIBOR + 0.950%) due 4/16/22(b)	1,505,625
			Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
1,000,000		BBB+	2.876% (3-Month USD-LIBOR + 0.821%) due 10/31/22(b)	1,004,047
700,000		BBB+	0.474% (SOFR + 0.430%) due 3/8/23(b)	700,356
1,000,000	AUD	BBB+	Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 1.569% (3-Month Australian Bank Bill + 1.550%) due 5/2/24(b)	751,608
			Hana Bank, Senior Unsecured Notes:
1,000,000		A+	3.375% due 1/30/22	1,012,335
400,000		A+	0.994% (3-Month USD-LIBOR + 0.875%) due 9/14/22(b)	402,492
5,900,000		A-	HSBC Holdings PLC, Senior Unsecured Notes, 1.355% (3-Month USD-LIBOR + 1.230%) due 3/11/25(b)	6,029,344
900,000		A-	ING Groep NV, Senior Unsecured Notes, 1.060% (SOFR + 1.010%) due 4/1/27(b)	911,788
3,900,000		A-	JPMorgan Chase & Co., Senior Unsecured Notes, 1.028% (3-Month USD-LIBOR + 0.890%) due 7/23/24(b)	3,954,629
1,500,000	AUD	BBB+	Lloyds Banking Group PLC, Senior Unsecured Notes, 1.328% (3-Month Australian Bank Bill + 1.300%) due 3/20/23(b)	1,113,440
			Mizuho Financial Group Inc., Senior Unsecured Notes:
2,900,000		A-	0.969% (3-Month USD-LIBOR + 0.850%) due 9/13/23(b)	2,918,206
1,500,000		A-	0.759% (3-Month USD-LIBOR + 0.630%) due 5/25/24(b)	1,508,821
300,000		BBB	Natwest Group PLC, Senior Unsecured Notes, 1.697% (3-Month USD-LIBOR + 1.550%) due 6/25/24(b)	306,669
1,200,000		A	Nordea Bank Abp, Senior Unsecured Notes, 1.061% (3-Month USD-LIBOR + 0.940%) due 8/30/23(a)(b)	1,216,436
			QNB Finance Ltd., Company Guaranteed Notes:
1,000,000		A	1.126% (3-Month USD-LIBOR + 1.000%) due 5/2/22(b)	1,005,000
500,000	AUD	A	1.769% (3-Month Australian Bank Bill + 1.750%) due 2/1/23(b)	370,973

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Banks — 15.4% — (continued)
$800,000		Aa3(d)	QNB Finance Ltd., (Restricted, cost — $808,304, acquired 6/20/19), Senior Unsecured Notes, 1.451% (3-Month USD-LIBOR + 1.320%) due 12/6/21(b)(c)	$800,359
2,000,000		BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.450% due 12/3/21	2,013,564
			Standard Chartered PLC, Senior Unsecured Notes:
600,000		BBB+	1.284% (3-Month USD-LIBOR + 1.150%) due 1/20/23(a)(b)	602,390
1,700,000		BBB+	3.785% (3-Month USD-LIBOR + 1.560%) due 5/21/25(a)(b)	1,820,602
1,000,000		BBB-	State Bank of India, Senior Unsecured Notes, 4.000% due 1/24/22(a)	1,013,170
5,200,000	AUD	A-	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 1.274% (3-Month Australian Bank Bill + 1.250%) due 10/16/24(b)	3,902,173
5,100,000	AUD	A+	UBS AG, Senior Unsecured Notes, 0.891% (3-Month Australian Bank Bill + 0.870%) due 7/30/25(b)	3,798,263
200,000	CAD	BBB+	Wells Fargo & Co., (Restricted, cost — $153,473, acquired 10/6/20), Senior Unsecured Notes, 2.094% due 4/25/22(c)	160,216
5,200,000	CAD	BBB+	Wells Fargo & Co., (Restricted, cost — $4,286,016, acquired 2/11/21), Senior Unsecured Notes, 2.509% due 10/27/23(c)	4,252,454
1,000,000	CAD	BBB+	Wells Fargo & Co., (Restricted, cost — $797,484, acquired 10/6/20), Senior Unsecured Notes, 3.184% due 2/8/24(c)	830,977

			Total Banks	68,208,226

Commercial Services — 1.2%
			Central Nippon Expressway Co., Ltd., Senior Unsecured Notes:
1,000,000		A1(d)	0.969% (3-Month USD-LIBOR + 0.850%) due 9/14/21(b)	1,000,260
1,200,000		A1(d)	2.567% due 11/2/21	1,204,482
3,000,000		A1(d)	0.939% (3-Month USD-LIBOR + 0.810%) due 3/3/22(b)	3,010,095

			Total Commercial Services	5,214,837

Diversified Financial Services — 4.7%
			AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
500,000		BBB	4.450% due 12/16/21	504,133
600,000		BBB	4.625% due 7/1/22	620,409
			Aircastle Ltd., Senior Unsecured Notes:
200,000		BBB-	5.000% due 4/1/23	213,178
800,000		BBB-	4.400% due 9/25/23	853,723
500,000		BBB-	Ally Financial Inc., Senior Unsecured Notes, 4.125% due 2/13/22	508,368
			Aviation Capital Group LLC, Senior Unsecured Notes:
1,550,000		BBB-	2.875% due 1/20/22(a)	1,560,722
1,000,000		BBB-	3.875% due 5/1/23(a)	1,046,343
500,000		BBB-	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 5.500% due 1/15/23(a)	528,899
			BOC Aviation Ltd., Senior Unsecured Notes:
1,200,000		A-	3.000% due 5/23/22	1,214,196
500,000		A-	2.750% due 9/18/22	508,830
200,000		A-	2.750% due 9/18/22(a)	203,532
400,000		A-	1.271% (3-Month USD-LIBOR + 1.125%) due 9/26/23(a)(b)	400,596
600,000		A-	BOC Aviation USA Corp., Company Guaranteed Notes, 1.625% due 4/29/24(a)	606,512
1,300,000		BBB	International Lease Finance Corp., Senior Unsecured Notes, 8.625% due 1/15/22	1,338,910
800,000		BBB-	LeasePlan Corp. NV, Senior Unsecured Notes, 2.875% due 10/24/24(a)	839,428
500,000		Baa2(d)	Mirae Asset Securities Co., Ltd., Senior Unsecured Notes, 4.125% due 11/7/21	502,945
500,000		A-	Mitsubishi HC Capital Inc., Senior Unsecured Notes, 2.652% due 9/19/22(a)	511,005
			Nomura Holdings Inc., Senior Unsecured Notes:
2,400,000		BBB+	2.648% due 1/16/25	2,515,622
1,100,000		BBB+	1.851% due 7/16/25	1,125,256
			ORIX Corp., Senior Unsecured Notes:
200,000		A-	3.200% due 1/19/22	202,066
400,000		A-	2.900% due 7/18/22	408,939

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Diversified Financial Services — 4.7% — (continued)
			Park Aerospace Holdings Ltd., Company Guaranteed Notes:
$1,769,000		BBB-	5.250% due 8/15/22(a)	$1,839,306
1,000,000		BBB-	4.500% due 3/15/23(a)	1,049,742
1,800,000		BBB-	Synchrony Financial, Senior Unsecured Notes, 2.850% due 7/25/22	1,837,868

			Total Diversified Financial Services	20,940,528

Electric — 1.3%
400,000		BBB	Israel Electric Corp., Ltd., Senior Secured Notes, 6.875% due 6/21/23	442,932
400,000	AUD	Aa2(d)	Korea Southern Power Co., Ltd., Senior Unsecured Notes, 0.991% (3-Month Australian Bank Bill + 0.970%) due 10/30/24(b)	296,191
			Pacific Gas & Electric Co., 1st Mortgage Notes:
1,800,000		BBB-	1.598% (3-Month USD-LIBOR + 1.480%) due 6/16/22(b)	1,800,843
1,000,000		BBB-	1.750% due 6/16/22	999,752
1,400,000		BBB-	4.250% due 8/1/23	1,466,924
500,000		BBB-	3.850% due 11/15/23	520,863
300,000		BBB-	3.750% due 2/15/24	312,422
100,000		BBB-	3.400% due 8/15/24	104,441

			Total Electric	5,944,368

Electronics — 0.3%
300,000		BBB-	Arrow Electronics Inc., Senior Unsecured Notes, 3.500% due 4/1/22	303,710
800,000		BBB-	SYNNEX Corp., Senior Unsecured Notes, 1.250% due 8/9/24(a)	800,650

			Total Electronics	1,104,360

Food — 0.1%
300,000		BB+	Kraft Heinz Foods Co., Company Guaranteed Notes, 0.948% (3-Month USD-LIBOR + 0.820%) due 8/10/22(b)	299,661

Holding Companies — Diversified — 0.3%
1,250,000		A	CK Hutchison International 17 Ltd., Company Guaranteed Notes, 2.875% due 4/5/22	1,267,688

Home Builders — 0.5%
			Lennar Corp., Company Guaranteed Notes:
700,000		BBB-	4.125% due 1/15/22	703,885
700,000		BBB-	5.375% due 10/1/22	737,271
700,000		BBB-	4.750% due 11/15/22	727,125

			Total Home Builders	2,168,281

Insurance — 0.2%
400,000		A-	GA Global Funding Trust, Secured Notes, 1.625% due 1/15/26(a)	407,518
400,000		AA-	Pacific Life Global Funding II, Secured Notes, 0.663% (SOFR + 0.620%) due 6/4/26(a)(b)	402,128

			Total Insurance	809,646

Lodging — 0.4%
1,800,000		B+	MGM Resorts International, Company Guaranteed Notes, 7.750% due 3/15/22	1,865,610

Machinery — Diversified — 0.2%
700,000		BBB	CNH Industrial Capital LLC, Company Guaranteed Notes, 3.875% due 10/15/21	702,823

Media — 0.9%
4,000,000		BBB-	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 1.776% (3-Month USD-LIBOR + 1.650%) due 2/1/24(b)	4,110,537

Oil & Gas — 1.3%
1,300,000		A-	BP Capital Markets America Inc., Company Guaranteed Notes, 0.785% (3-Month USD-LIBOR + 0.650%) due 9/19/22(b)	1,307,004
2,855,000		BB	Occidental Petroleum Corp., Senior Unsecured Notes, 1.575% (3-Month USD-LIBOR + 1.450%) due 8/15/22(b)	2,844,215

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Oil & Gas — 1.3% — (continued)
$400,000		BBB+	Reliance Industries Ltd., Senior Unsecured Notes, 5.400% due 2/14/22	$408,228
1,300,000		BBB	Valero Energy Corp., Senior Unsecured Notes, 1.269% (3-Month USD-LIBOR + 1.150%) due 9/15/23(b)	1,300,870

			Total Oil & Gas	5,860,317

Packaging & Containers — 0.4%
			Berry Global Inc., Senior Secured Notes:
600,000		BBB-	0.950% due 2/15/24(a)	602,642
1,114,000		BBB-	4.875% due 7/15/26(a)	1,176,161

			Total Packaging & Containers	1,778,803

Pipelines — 0.2%
600,000		BBB-	Energy Transfer LP/Regency Energy Finance Corp., Senior Unsecured Notes, 5.000% due 10/1/22	621,280
400,000		BBB-	Sabine Pass Liquefaction LLC, Senior Secured Notes, 6.250% due 3/15/22	406,577

			Total Pipelines	1,027,857

Semiconductors — 0.1%
300,000		BBB	NXP BV/NXP Funding LLC, Company Guaranteed Notes, 3.875% due 9/1/22(a)	309,673

Software — 0.1%
500,000		BBB-	VMware Inc., Senior Unsecured Notes, 1.000% due 8/15/24	502,199

Telecommunications — 2.0%
3,300,000	AUD	BBB	AT&T Inc., Senior Unsecured Notes, 1.278% (3-Month Australian Bank Bill + 1.250%) due 9/19/23(b)	2,443,605
1,000,000	CAD	BBB	AT&T Inc., (Restricted, cost — $794,831, acquired 10/5/20), Senior Unsecured Notes, 2.850% due 5/25/24(c)	825,981
400,000		BB+	Sprint Corp., Company Guaranteed Notes, 7.250% due 9/15/21	401,380
5,400,000	AUD	BBB+	Verizon Communications Inc., Senior Unsecured Notes, 1.234% (3-Month Australian Bank Bill + 1.220%) due 2/17/23(b)	3,987,689
1,780,000	AUD	BBB	Vodafone Group PLC, Senior Unsecured Notes, 1.074% (3-Month Australian Bank Bill + 1.050%) due 12/13/22(b)	1,308,968

			Total Telecommunications	8,967,623

Trucking & Leasing — 0.7%
500,000		Baa3(d)	DAE Funding LLC, Company Guaranteed Notes, 5.250% due 11/15/21(a)	502,042
800,000		BBB	GATX Corp., Senior Unsecured Notes, 0.841% (3-Month USD-LIBOR + 0.720%) due 11/5/21(b)	800,769
			SMBC Aviation Capital Finance DAC, Company Guaranteed Notes:
400,000		A-	3.000% due 7/15/22	407,962
500,000		A-	4.125% due 7/15/23(a)	530,055
700,000		A-	3.550% due 4/15/24(a)	744,262

			Total Trucking & Leasing	2,985,090

			TOTAL CORPORATE BONDS & NOTES (Cost — $167,360,440)	167,678,342

COLLATERALIZED MORTGAGE OBLIGATIONS — 32.8%
1,199,912		Aaa(d)	A10 Bridge Asset Financing LLC, Series 2020-C, Class A, 2.021% due 8/15/40(a)	1,206,782
493,424		B-	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1, 0.864% (1-Month USD-LIBOR + 0.780%) due 4/25/34(b)	486,951
489,026		Aaa(d)	ACRES Commercial Realty Corp., Series 2020-RSO9, Class A, 2.664% (30-Day SOFR + 2.614%) due 4/17/37(a)(b)	489,567
184,961		Aaa(d)	AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 1.113% (3-Month USD-LIBOR + 0.980%) due 4/14/29(a)(b)	185,059
2,000,000		Aaa(d)	Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ARR, 1.176% (3-Month USD-LIBOR + 1.050%) due 7/15/30(a)(b)	2,001,344

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 32.8% — (continued)
$300,000		Aaa(d)	ARES L CLO Ltd., Series 2018-50A, Class AR, 1.176% (3-Month USD-LIBOR + 1.050%) due 1/15/32(a)(b)	$300,281
275,943		AAA	Atlas Senior Loan Fund IX Ltd., Series 2018-9A, Class A, 1.004% (3-Month USD-LIBOR + 0.870%) due 4/20/28(a)(b)	276,086
700,000		AAA	Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class A, 1.046% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	700,958
1,628,503	GBP	AAA	Avon Finance No 2 PLC, Series 2A, Class A, 0.949% (Sterling Overnight Index Average + 0.900%) due 9/20/48(a)(b)	2,245,960
1,200,000	EUR	Aaa(d)	Bain Capital Euro CLO DAC, Series 2018-2A, Class AR, 0.740% (3-Month EURIBOR + 0.740%) due 1/20/32(a)(b)	1,414,506
			BAMLL Commercial Mortgage Securities Trust:
500,000		AAA	Series 2019-AHT, Class A, 1.296% (1-Month USD-LIBOR + 1.200%) due 3/15/34(a)(b)	500,897
400,000		Aaa(d)	Series 2019-RLJ, Class A, 1.146% (1-Month USD-LIBOR + 1.050%) due 4/15/36(a)(b)	399,524
107,729		Aaa(d)	Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class A, 1.214% (30-Day SOFR + 1.164%) due 9/15/36(a)(b)	107,836
60,124		NR	Bayview Opportunity Master Fund IVa Trust, Series 2019-SBR1, Class A1, step bond to yield, 3.475% due 6/28/34(a)	60,579
563,244		BBB-	Bear Stearns Asset Backed Securities I Trust, Series 2005-CL1, Class A2, 0.500% (1-Month USD-LIBOR + 0.500%) due 9/25/34(b)	546,155
93,781		B3(d)	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M2, 1.434% (1-Month USD-LIBOR + 1.350%) due 1/25/36(a)(b)	93,706
1,000,000	EUR	AAA	Black Diamond CLO Ltd., Series 2017-2A, Class A1, 0.860% (3-Month USD-LIBOR + 0.860%) due 1/20/32(a)(b)	1,182,226
190,411		Aaa(d)	Brass NO 8 PLC, Series 8A, Class A1, 0.825% (3-Month USD-LIBOR + 0.700%) due 11/16/66(a)(b)	191,373
2,000,000	EUR	AAA	Bruegel 2021 DAC, Series 2021-1A, Class A, 0.800% (3-Month USD-LIBOR + 0.800%) due 5/22/31(a)(b)	2,363,017
2,000,000		NR	BWAY Mortgage Trust, Series 2021-1450, Class A, 1.337% (1-Month USD-LIBOR + 1.250%) due 9/15/36(a)(b)	1,999,655
1,500,000		Aaa(d)	BXMT Ltd., Series 2020-FL3, Class A, 1.564% (30-Day SOFR + 1.514%) due 3/15/37(a)(b)	1,507,461
967,840	GBP	Aaa(d)	Canterbury Finance No 1 PLC, Series 1, Class A2, 1.400% (Sterling Overnight Index Average + 1.350%) due 5/16/56(b)	1,345,454
564,424		AAA	Cathedral Lake CLO Ltd., Series 2015-2A, Class A1RR, 0.976% (3-Month USD-LIBOR + 0.850%) due 7/16/29(a)(b)	564,748
1,800,000		Aaa(d)	CIFC Funding 2017-IV Ltd., Series 2017-4A, Class A1R, 1.075% (3-Month USD-LIBOR + 0.950%) due 10/24/30(a)(b)	1,801,552
			Citigroup Mortgage Loan Trust:
544,429		NR	Series 2019-B, Class A1, 3.258% due 4/25/66(a)(b)	549,324
230,969		NR	Series 2019-C, Class A1, step bond to yield, 3.228% due 9/25/59(a)	231,422
1,504,606	CAD	Aaa(d)	CNH Capital Canada Receivables Trust, Series 2021-1A, Class A1, 0.386% due 3/15/24(a)	1,192,525
480,526		AAA(e)	COLT Mortgage Loan Trust, Series 2020-1R, Class A1, 1.255% due 9/25/65(a)(b)	482,142
31,518		Aaa(d)	COMM Mortgage Trust, Series 2013-CR6, Class A3FL, 0.727% (1-Month USD-LIBOR + 0.630%) due 3/10/46(a)(b)	31,519
			Credit Suisse Commercial Mortgage Capital Trust:
300,000		AAA	Series 2021-INV1, Class A11, 0.850% (30-Day SOFR + 0.800%) due 7/25/56#(a)(b)(f)(i)	299,944
962,661		NR	Series 2021-RPL4, Class A1, 1.796% due 12/27/60(a)(b)	968,287
881,662		NR	Credit Suisse Mortgage Capital Trust, Series 2019-RPL9, Class A1, 2.974% due 10/27/59(a)(b)	889,021
240,945		NR	CSMC Trust, Series 2019-RPL8, Class A1, 3.322% due 10/25/58(a)(b)	242,688
266,018		B-	CWABS Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M1, 0.939% (1-Month USD-LIBOR + 0.855%) due 8/25/34(b)	265,814
640,563	EUR	Aaa(d)	Dilosk RMBS No. 2 DAC, Series 2, Class A, 0.207% (0.750% — 3-Month EURIBOR) due 12/20/57(g)	758,018
219,275		AAA	Dorchester Park CLO DAC, Series 2015-1A, Class AR, 1.034% (3-Month USD-LIBOR + 0.900%) due 4/20/28(a)(b)	219,498

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 32.8% — (continued)
$592,961		AAA	Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3, 1.146% (3-Month USD-LIBOR + 1.020%) due 4/15/29(a)(b)	$593,404
1,500,000	EUR	AAA	Dryden 52 Euro CLO DAC, Series 2017-52A, Class AR, 0.860% (3-Month USD-LIBOR + 0.860%) due 5/15/34(a)(b)	1,769,010
1,300,000	EUR	AAA	Dryden Leveraged Loan CDO, Series 2017-27A, Class AR, 0.660% (3-Month EURIBOR + 0.660%) due 4/15/33(a)(b)	1,540,380
2,100,000		Aaa(d)	Extended Stay America Trust, Series 2021-ESH, Class A, 1.176% (1-Month USD-LIBOR + 1.080%) due 7/15/38(a)(b)	2,109,993
			Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
859,523		NR	Series 4344, Class FA, 0.550% (1-Month USD-LIBOR + 0.450%) due 12/15/37(b)	858,902
1,167,250		NR	Series 4351, Class FA, 0.550% (1-Month USD-LIBOR + 0.450%) due 5/15/38(b)	1,162,484
2,096,416		NR	Series 4906, Class WF, 0.500% (1-Month USD-LIBOR + 0.400%) due 12/15/38(b)	2,127,938
1,297,984		NR	Federal National Mortgage Association (FNMA), REMICS, Series 2017-108, Class AF, 0.384% (1-Month USD-LIBOR + 0.300%) due 1/25/48(b)	1,301,810
185,444		BBB+	Finance America Mortgage Loan Trust, Series 2004-2, Class M1, 0.909% (1-Month USD-LIBOR + 0.825%) due 8/25/34(b)	184,736
3,000,000	GBP	(P)AAA	Finsbury Square, Series 2021-1GRA, Class AGRN, zero coupon, (Sterling Overnight Index Average + 0.650%) due 12/16/67(a)(b)	4,139,774
			Finsbury Square PLC:
783,618	GBP	AAA(e)	Series 2019-1, Class A, 1.052% (3-Month GBP-LIBOR + 0.970%) due 6/16/69(b)	1,080,834
2,192,146	GBP	NR	Series 2020-1A, Class A, 0.850% (Sterling Overnight Index Average + 0.800%) due 3/16/70(a)(b)	3,027,416
700,000		AAA	Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Class A2, 0.696% (1-Month USD-LIBOR + 0.600%) due 9/15/24(b)	703,933
344,327		BB	Fremont Home Loan Trust, Series 2005-A, Class M3, 0.819% (1-Month USD-LIBOR + 0.735%) due 1/25/35(b)	342,555
1,344,682		AAA	GCAT Trust, Series 2021-NQM3, Class A1, 1.091% due 5/25/66(a)(b)	1,353,919
			GLG Euro CLO:
3,600,000	EUR	Aaa(d)	Series 5A, Class A1R, 0.690% (3-Month USD-LIBOR + 0.690%) due 12/15/31(a)(b)	4,251,246
250,000	EUR	AAA	Series 6A, Class A, 0.900% (3-Month EURIBOR + 9.000%) due 10/15/32(a)(b)	294,930
1,600,000		AAA	GMF Floorplan Owner Revolving Trust, Series 2018-4, Class A1, 3.500% due 9/15/23(a)	1,602,041
2,589		Aaa(d)	Gosforth Funding PLC, Series 2017-1A, Class A1A, 0.605% (3-Month USD-LIBOR + 0.470%) due 12/19/59(a)(b)	2,593
			Government National Mortgage Association (GNMA):
1,921,028		NR	Series 2016-H06, Class FD, 1.023% (1-Month USD-LIBOR + 0.920%) due 7/20/65(b)	1,952,980
132,945		NR	Series 2016-H11, Class F, 0.903% (1-Month USD-LIBOR + 0.800%) due 5/20/66(b)	134,862
1,522,841		NR	Series 2017-H15, Class FE, 1.047% (1-Year USD-LIBOR + 0.800%) due 7/20/67(b)	1,548,081
135,026		NR	Series 2020-17, Class EU, 2.500% due 10/20/49	141,659
98,571		NR	Series 2020-21, Class AC, 2.500% due 1/20/49	103,576
4,074,295		NR	Series 2021-97, Class FA, 0.450% (30-Day SOFR + 0.400%) due 6/20/51(b)	4,068,417
3,990,347		NR	Series 2021-122, Class FA, 0.450% (30-Day SOFR + 0.400%) due 7/20/51(b)	3,974,774
1,000,000		Aaa(d)	Greystone CRE Notes Ltd., Series 2019-FL2, Class A, 1.276% (1-Month USD-LIBOR + 1.180%) due 9/15/37(a)(b)	1,001,192
237,798		Aaa(d)	GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648% due 1/10/47	245,915
2,064,147		AAA(e)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.750% due 12/25/60(a)(b)	2,099,022
			GS Mortgage-Backed Securities Trust:
900,000		(P)Aaa(d)	Series 2021-GR2, Class A9, 0.900% (30-Day SOFR + 0.850%) due 2/25/52(a)(b)	902,248
300,000		(P)Aaa(d)	Series 2021-INV1, Class A9, 0.900% (30-Day SOFR + 0.850%) due 12/25/51#(a)(b)(f)	299,861
1,600,000	EUR	Aaa(d)	Harvest CLO XVI DAC, Series 2016-A, Class ARR, 0.640% (3-Month EURIBOR + 6.400%) due 10/15/31(a)(b)	1,882,035
500,000	EUR	Aaa(d)	Harvest CLO XXI DAC, Series 2021-A, Class A1R, 0.760% (3-Month EURIBOR + 7.600%) due 7/15/31(a)(b)	591,067
3,011,480	GBP	AAA	Hawksmoor Mortgages, Series 2019-1A, Class A, 1.100% (Sterling Overnight Index Average + 1.050%) due 5/25/53(a)(b)	4,161,218

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 32.8% — (continued)
$279,947		AAA	Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, 1.657% due 5/25/65(a)(b)	$281,703
104,539		CCC	Impac CMB Trust, Series 2004-10, Class 1A1, 0.724% (1-Month USD-LIBOR + 0.640%) due 3/25/35(b)	102,961
			JP Morgan Chase Commercial Mortgage Securities Trust:
87,846		AAA(e)	Series 2018-LAQ, Class A, 1.096% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	87,993
354,951		A-	Series 2019-FL12, Class A, 1.546% (1-Month USD-LIBOR + 1.450%) due 12/15/31(a)(b)	353,070
1,972,600	EUR	AAA	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.252% (0.800% – 3-Month EURIBOR) due 12/15/29(a)(g)	2,320,091
1,700,000	EUR	Aaa(d)	Laurelin DAC, Series 2016-1A, Class ARR, 0.720% (3-Month EURIBOR+ 0.720%) due 10/20/31(a)(b)	2,002,288
			Legacy Mortgage Asset Trust:
362,888		NR	Series 2019-GS3, Class A1, step bond to yield, 3.750% due 4/25/59(a)	365,903
235,151		NR	Series 2019-GS6, Class A1, step bond to yield, 3.000% due 6/25/59(a)	236,155
200,000		NR	LL ABS Trust, Series 2021-1A, Class A, 1.070% due 5/15/29(a)	200,079
198,913	GBP	Aaa(d)	London Wall Mortgage Capital PLC, Series 2017-FL1, Class A, 0.921% (3-Month GBP-LIBOR + 0.850%) due 11/15/49(b)	274,292
285,634		AAA	Marathon CLO V Ltd., Series 2013-5A, Class A1R, 1.001% (3-Month USD-LIBOR + 0.870%) due 11/21/27(a)(b)	285,767
204,112		A	Mastr Asset Backed Securities Trust, Series 2004-OPT2, Class A1, 0.784% (1-Month USD-LIBOR + 0.700%) due 9/25/34(b)	200,644
			MF1 Ltd.:
369,757		Aaa(d)	Series 2019-FL2, Class A, 1.294% (30-Day SOFR + 1.244%) due 12/25/34(a)(b)	370,396
671,793		Aaa(d)	Series 2020-FL3, Class A, 2.214% (30-Day SOFR + 2.164%) due 7/15/35(a)(b)	679,554
1,100,000		Aaa(d)	Series 2020-FL4, Class A, 1.864% (30-Day SOFR + 1.814%) due 11/15/35(a)(b)	1,113,708
1,800,000		Aaa(d)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A, 1.014% (30-Day SOFR + 0.964%) due 7/15/36(a)(b)	1,804,922
			MFA Trust:
561,293		AAA	Series 2020-NQM1, Class A1, 1.479% due 3/25/65(a)(b)	565,725
663,933		AAA	Series 2020-NQM2, Class A1, 1.381% due 4/25/65(a)(b)	668,452
2,000,000		AAA	MidOcean Credit CLO II, Series 2013-2A, Class ARR, zero coupon, (3-Month USD-LIBOR + 1.030%) due 1/29/30(a)(b)	2,001,158
			Mill City Mortgage Loan Trust:
957,203		Aaa(d)	Series 2019-GS2, Class A1, 2.750% due 8/25/59(a)(b)	983,205
805,695		AAA(e)	Series 2021-NMR1, Class A1, 1.125% due 11/25/60(a)(b)	810,647
510,658		B-	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 1.018% (1-Month USD-LIBOR + 0.900%) due 5/25/34(b)(h)	508,348
800,000		Aaa(d)	Mountain View CLO LLC, Series 2017-1A, Class AR, 1.216% (3-Month USD-LIBOR + 1.090%) due 10/16/29(a)(b)	800,211
1,119,354		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 0.949% (3-Month USD-LIBOR + 0.820%) due 10/13/27(a)(b)	1,119,587
			New Residential Mortgage Loan Trust:
272,412		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(a)(b)	295,266
96,702		AAA(e)	Series 2018-RPL1, Class A1, 3.500% due 12/25/57(a)(b)	99,761
2,253,672		Aaa(d)	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(a)(b)	2,340,637
2,070,320		Aaa(d)	Series 2020-RPL1, Class A1, 2.750% due 11/25/59(a)(b)	2,134,806
261,972		BBB+	NovaStar Mortgage Funding Trust, Series 2005-4, Class M1, 0.744% (1-Month USD-LIBOR + 0.660%) due 1/25/36(b)	260,973
600,000		NR	NYMT Loan Trust, Series 2021-SP1, Class A1, 1.670% due 8/25/61#(a)(i)	600,133
			OCP CLO Ltd.:
136,210		AAA	Series 2015-9A, Class A1R, 0.926% (3-Month USD-LIBOR + 0.800%) due 7/15/27(a)(b)	136,244
256,658		AAA	Series 2015-10A, Class A1R, 0.945% (3-Month USD-LIBOR + 0.820%) due 10/26/27(a)(b)	257,038
1,800,000	EUR	(P)AAA	OCP Euro CLO DAC, Series 2020-4A, Class AR, zero coupon, (3-Month USD-LIBOR + 0.880%) due 9/22/34(a)(b)	2,125,350
152,930		AAA(e)	Palmer Square CLO Ltd., Series 2018-3A, Class A1, 0.975% (3-Month USD-LIBOR + 0.850%) due 8/15/26(a)(b)	153,083

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 32.8% — (continued)
500,000	EUR	Aaa(d)	Palmer Square European Loan Funding DAC, Series 2021-1A, Class A, 0.780% (3-Month USD-LIBOR + 0.780%) due 4/15/31(a)(b)	$590,502
$408,170		AAA	Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class A-3, 0.255% (3-Month USD-LIBOR + 0.130%) due 10/25/36(b)	403,733
			PFP Ltd.:
1,051,063		Aaa(d)	Series 2019-6, Class A, 1.146% (1-Month USD-LIBOR + 1.050%) due 4/14/37(a)(b)	1,050,117
499,975		Aaa(d)	Series 2021-7, Class A, 0.946% (1-Month USD-LIBOR + 0.850%) due 4/14/38(a)(b)	499,060
			PFS Financing Corp.:
1,200,000		AAA	Series 2019-A, Class A1, 0.646% (1-Month USD-LIBOR + 0.550%) due 4/15/24(a)(b)	1,202,953
400,000		AAA	Series 2020-F, Class A, 0.930% due 8/15/24(a)	402,085
177,499		NR	Pretium Mortgage Credit Partners I LLC, Series 2021-NPL1, Class A1, step bond to yield, 2.240% due 9/27/60(a)	177,870
276,612	GBP	AAA	Residential Mortgage Securities 31 PLC, Series 2031, Class A, 1.281% (3-Month GBP-LIBOR + 1.200%) due 9/20/65(b)	380,616
1,762,905	GBP	AAA	Residential Mortgage Securities 32 PLC, Series 2032, Class A, 1.299% (Sterling Overnight Index Average + 1.250%) due 6/20/70(a)(b)	2,451,668
			Ripon Mortgages PLC:
700,285	GBP	AAA	Series 1X, Class A1, 0.868% (3-Month GBP-LIBOR + 0.800%) due 8/20/56(b)	965,038
2,100,854	GBP	AAA	Series 1A, Class A1, 0.868% (3-Month GBP-LIBOR + 0.800%) due 8/20/56(a)(b)	2,895,113
339,919	GBP	AAA	RMAC PLC, Series 2018-1, Class A, 0.784% (3-Month GBP-LIBOR + 0.700%) due 6/12/46(b)	467,766
			Silverstone Master Issuer PLC:
110,000		AAA	Series 2019-1A, Class 1A, 0.704% (3-Month USD-LIBOR + 0.570%) due 1/21/70(a)(b)	110,060
528,000	GBP	AAA	Series 2019-1A, Class 2A, 0.800% (Sterling Overnight Index Average + 0.750%) due 1/21/70(a)(b)	733,779
801,506		Aaa(d)	Sound Point CLO XII Ltd., Series 2016-2A, Class AR2, 1.184% (3-Month USD-LIBOR + 1.050%) due 10/20/28(a)(b)	801,960
1,835,546		Aaa(d)	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 1.128% (3-Month USD-LIBOR + 0.990%) due 1/23/29(a)(b)	1,836,179
793,310		B	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 0.759% (1-Month USD-LIBOR + 0.675%) due 6/25/35(b)	792,681
19,861		NR	Stanwich Mortgage Loan Co. LLC, Series 2019-NPB1, Class A1, step bond to yield, 3.375% due 8/15/24(a)	19,934
463,473	GBP	AAA	Stratton Mortgage Funding, Series 2021-2A, Class A, 0.950% (Sterling Overnight Index Average + 0.900%) due 7/20/60(a)(b)	640,546
1,200,000		AAA	STWD Mortgage Trust, Series 2021-HTS, Class A, 1.146% (1-Month USD-LIBOR + 1.050%) due 4/15/34(a)(b)	1,205,279
1,215,120		AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 0.996% (1-Month USD-LIBOR + 0.900%) due 11/11/34(a)(b)	1,216,850
400,000		NR	Theorem Funding Trust, Series 2021-1A, Class A, 1.210% due 12/15/27(a)	401,658
998,880	GBP	AAA	Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 0.950% (Sterling Overnight Index Average + 0.900%) due 7/20/45(a)(b)	1,379,393
2,735,940	GBP	AAA	Towd Point Mortgage Funding Auburn 14 PLC, Series 2020-A14X, Class A, 0.950% (Sterling Overnight Index Average + 0.900%) due 5/20/45(b)	3,779,273
483,234	GBP	AAA	Towd Point Mortgage Funding Granite 4 PLC, Series 2019-GR4X, Class A1, 1.097% (3-Month GBP-LIBOR + 1.025%) due 10/20/51(b)	671,262
			Towd Point Mortgage Trust:
429,186		Aaa(d)	Series 2017-5, Class A1, 0.684% (1-Month USD-LIBOR + 0.600%) due 2/25/57(a)(b)	429,682
576,753		AAA(e)	Series 2018-3, Class A1, 3.750% due 5/25/58(a)(b)	602,857
378,031		Aaa(d)	Series 2019-HY2, Class A1, 1.084% (1-Month USD-LIBOR + 1.000%) due 5/25/58(a)(b)	381,042
444,843		Aaa(d)	Series 2019-HY3, Class A1A, 1.084% (1-Month USD-LIBOR + 1.000%) due 10/25/59(a)(b)	448,551
1,009,569		AAA(e)	Series 2020-1, Class A1, 2.710% due 1/25/60(a)(b)	1,039,016
2,815,347		AAA(e)	Series 2020-2, Class A1A, 1.636% due 4/25/60(a)(b)	2,845,922

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 32.8% — (continued)
1,570,923	GBP	AAA	Trinity Square PLC, Series 2021-1A, Class A, 0.899% (Sterling Overnight Index Average + 0.850%) due 7/15/59(a)(b)	$2,167,541
$1,000,000		Aaa(d)	Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 1.264% (3-Month USD-LIBOR + 1.130%) due 4/20/32(a)(b)	1,000,753
655,697		Aaa(d)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 1.006% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(b)	655,728
600,000		Aaa(d)	Venture XXVI CLO Ltd., Series 2017-26A, Class AR, 1.234% (3-Month USD-LIBOR + 1.100%) due 1/20/29(a)(b)	600,307
384,116		Aaa(d)	VMC Finance LLC, Series 2019-FL3, Class A, 1.193% (1-Month USD-LIBOR + 1.100%) due 9/15/36(a)(b)	383,886
513,412		AA	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 0.664% (1-Month USD-LIBOR + 0.580%) due 10/25/45(b)	514,387
			Wells Fargo Commercial Mortgage Trust:
400,000		Aaa(d)	Series 2013-LC12, Class A4, 4.218% due 7/15/46(b)	421,823
500,000		AAA	Series 2017-HSDB, Class A, 0.947% (1-Month USD-LIBOR + 0.850%) due 12/13/31(a)(b)	495,998
			WFRBS Commercial Mortgage Trust:
1,279,795		Aaa(d)	Series 2012-C7, Class AFL, 1.293% (1-Month USD-LIBOR + 1.200%) due 6/15/45(a)(b)	1,278,903
597,641		Aaa(d)	Series 2012-C10, Class AFL, 0.883% (1-Month USD-LIBOR + 0.790%) due 12/15/45(a)(b)	598,681

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $143,232,966)	145,137,286

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 18.0%

U.S. GOVERNMENT AGENCIES — 12.6%
			Federal Home Loan Banks:
3,200,000		AA+	0.750% due 2/24/26	3,200,919
3,400,000		AA+	0.960% due 3/5/26	3,400,352
877,500		AA+	1.000% due 3/23/26	877,762
2,600,000		AA+	1.000% due 7/27/26	2,600,285
3,500,000		AA+	1.050% due 8/13/26	3,500,515
4,000,000		AA+	1.100% due 8/20/26	4,000,758
4,600,000		AA+	0.830% due 2/10/27	4,577,197
3,900,000		AA+	0.850% due 2/17/27	3,874,189
5,500,000		AA+	1.020% due 2/24/27	5,489,461
5,000,000		AA+	0.900% due 2/26/27	4,993,179
3,400,000		AA+	0.920% due 2/26/27	3,385,507
3,700,000		AA+	1.115% due 2/26/27	3,698,522
			Federal Home Loan Mortgage Corp.:
3,000,000		Aaa(d)	0.600% due 10/15/25	2,991,440
5,000,000		Aaa(d)	0.800% due 10/28/26	4,993,931
4,000,000			Federal National Mortgage Association, 0.875% due 12/18/26	3,983,452

			TOTAL U.S. GOVERNMENT AGENCIES	55,567,469

U.S. GOVERNMENT OBLIGATIONS — 5.4%
			U.S. Treasury Notes:
18,400,000			0.125% due 4/30/23	18,389,578
5,600,000			0.750% due 1/31/28	5,514,031

			TOTAL U.S. GOVERNMENT OBLIGATIONS	23,903,609

			TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $79,574,152)	79,471,078

ASSET-BACKED SECURITIES — 4.4%

Automobiles — 0.5%
86,268		AAA	DT Auto Owner Trust, Series 2020-3A, Class A, 0.540% due 4/15/24(a)	86,372
38,574		AAA	Flagship Credit Auto Trust, Series 2019-2, Class A, 2.830% due 10/16/23(a)	38,730

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Automobiles — 0.5% — (continued)
			Ford Auto Securitization Trust:
194,684	CAD	Aaa(d)	Series 2020-AA, Class A1, 0.516% due 8/15/22(a)	$154,348
1,900,000	CAD	Aaa(d)	Series 2020-AA, Class A2, 0.887% due 8/15/24(a)	1,510,302
$411,470		AAA	GLS Auto Receivables Issuer Trust, Series 2020-3A, Class A, 0.690% due 10/16/23(a)	411,909
10,213	CAD	Aaa(d)	GMF Canada Leasing Trust, Series 2020-1A, Class A1, 0.561% due 7/20/22(a)	8,097

			Total Automobiles	2,209,758

Credit Cards — 0.9%
777,513		NR	LP Credit Card ABS Master Trust, Series 2018-1, Class A, 1.661% (1-Month USD-LIBOR + 1.550%) due 8/20/24(a)(b)	779,644
3,000,000		Aaa(d)	Master Credit Card Trust II, Series 2018-1A, Class A, 0.578% (1-Month USD-LIBOR + 0.490%) due 7/21/24(a)(b)	3,017,073

			Total Credit Cards	3,796,717

Student Loans — 3.0%
			ECMC Group Student Loan Trust:
600,525		Aaa(d)	Series 2017-2A, Class A, 1.134% (1-Month USD-LIBOR + 1.050%) due 5/25/67(a)(b)	613,455
503,608		Aaa(d)	Series 2018-1A, Class A, 0.834% (1-Month USD-LIBOR + 0.750%) due 2/27/68(a)(b)	504,780
781,240		Aaa(d)	Series 2019-1A, Class A1B, 1.084% (1-Month USD-LIBOR + 1.000%) due 7/25/69(a)(b)	794,923
146,213		AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 0.975% (3-Month USD-LIBOR + 0.850%) due 10/25/35(a)(b)	146,769
49,162		Aaa(d)	Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 2.650% due 12/15/28(a)	50,005
			Navient Private Education Refi Loan Trust:
122,171		AAA	Series 2020-A, Class A1, 0.446% (1-Month USD-LIBOR + 0.350%) due 11/15/68(a)(b)	122,179
379,911		AAA	Series 2020-GA, Class A, 1.170% due 9/16/69(a)	382,742
			Navient Student Loan Trust:
630,430		AAA	Series 2018-1A, Class A2, 0.434% (1-Month USD-LIBOR + 0.350%) due 3/25/67(a)(b)	630,910
1,112,503		AAA	Series 2018-2A, Class A2, 0.464% (1-Month USD-LIBOR + 0.380%) due 3/25/67(a)(b)	1,113,645
			Nelnet Student Loan Trust:
1,018,449		AA+	Series 2017-3A, Class A, 0.934% (1-Month USD-LIBOR + 0.850%) due 2/25/66(a)(b)	1,028,894
1,158,946		AA+	Series 2019-2A, Class A, 0.984% (1-Month USD-LIBOR + 0.900%) due 6/27/67(a)(b)	1,180,296
1,015,556		AA+	Series 2019-3A, Class A, 0.884% (1-Month USD-LIBOR + 0.800%) due 8/25/67(a)(b)	1,013,848
			SLC Student Loan Trust:
436,986		AAA	Series 2006-1, Class A5, 0.229% (3-Month USD-LIBOR + 0.110%) due 3/15/27(b)	436,388
473,836		AAA	Series 2007-1, Class A4, 0.185% (3-Month USD-LIBOR + 0.060%) due 5/15/29(b)	471,221
			SLM Student Loan Trust:
79,291		AAA	Series 2003-10A, Class A3, 0.589% (3-Month USD-LIBOR + 0.470%) due 12/15/27(a)(b)	79,312
788,909		AAA	Series 2004-10, Class A7B, 0.725% (3-Month USD-LIBOR + 0.600%) due 10/25/29(a)(b)	790,440
618,224		AAA	Series 2005-5, Class A4, 0.265% (3-Month USD-LIBOR + 0.140%) due 10/25/28(b)	615,550
418,659		B	Series 2008-5, Class A4, 1.825% (3-Month USD-LIBOR + 1.700%) due 7/25/23(b)	422,990
633,547		B	Series 2008-7, Class A4, 1.025% (3-Month USD-LIBOR + 0.900%) due 7/25/23(b)	631,499
97,150		B	Series 2008-8, Class A4, 1.625% (3-Month USD-LIBOR + 1.500%) due 4/25/23(b)	97,788
			SMB Private Education Loan Trust:
240,914		AAA	Series 2015-B, Class A2B, 1.296% (1-Month USD-LIBOR + 1.200%) due 7/15/27(a)(b)	241,522
2,328		AAA	Series 2020-PTA, Class A1, 0.389% (1-Month USD-LIBOR + 0.300%) due 9/15/54(a)(b)	2,328
500,000		AAA	Series 2020-PTA, Class A2A, 1.600% due 9/15/54(a)	507,709
400,000		AAA	Series 2021-D, Class A1A, 1.340% due 3/17/53(a)	401,338
300,000		Aaa(d)	Towd Point Asset Trust, Series 2021-SL1, Class A2, zero coupon, (1-Month USD-LIBOR + 0.700%) due 11/20/61#(a)(b)(i)	299,716
676,226		AA+	Utah State Board of Regents, Series 2017-1, Class A, 0.839% (1-Month USD-LIBOR + 0.750%) due 1/25/57(b)	672,920

			Total Student Loans	13,253,167

			TOTAL ASSET-BACKED SECURITIES (Cost — $19,077,710)	19,259,642

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

SOVEREIGN BONDS — 2.1%

India — 0.4%
$1,900,000		Baa3(d)	Export-Import Bank of India, 1.131% (3-Month USD-LIBOR + 1.000%) due 8/21/22(b)	$1,909,852

Saudi Arabia — 0.1%
400,000		A1(d)	Saudi Government International Bonds, 2.375% due 10/26/21	401,370

South Korea — 0.7%
1,500,000		AA	Export-Import Bank of Korea, 0.895% (3-Month USD-LIBOR + 0.775%) due 6/1/23(b)	1,514,522
2,000,000	AUD	Aa2(d)	Korea Expressway Corp., 0.732% (3-Month Australian Bank Bill + 0.720%) due 9/2/23(b)	1,471,253

			Total South Korea	2,985,775

Supranational — 0.9%
3,800,000		AAA	International Bank for Reconstruction & Development, 0.850% due 2/10/27	3,745,530

			TOTAL SOVEREIGN BONDS (Cost — $9,096,878)	9,042,527

MORTGAGE-BACKED SECURITIES — 0.4%

FHLMC — 0.4%
1,615,085			Federal Home Loan Mortgage Corp. (FHLMC), 4.000% due 6/1/49 – 9/1/49 (Cost — $1,694,325)	1,728,268

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $420,036,471)	422,317,143

SHORT-TERM INVESTMENTS — 3.7%

CORPORATE BOND — 0.1%
500,000		BBB-	Pacific Gas & Electric Co., 1.500%(3-Month USD-LIBOR + 1.375%) due 11/15/21(b) (Cost — $500,670)	500,670

TIME DEPOSITS — 1.2%
			BBH — Grand Cayman:
2,579	DKK		(0.470)% due 9/1/21	410
620	AUD		(0.120)% due 9/1/21	454
6,087	NZD		0.005% due 9/1/21	4,289
750,900	CAD		0.010% due 9/1/21	595,267
			BNP Paribas — Paris:
3,428	EUR		(0.780)% due 9/1/21	4,048
1,337,930			0.005% due 9/1/21	1,337,930
809	GBP		Citibank — London, 0.005% due 9/1/21	1,112
3,584,000			Skandinaviska Enskilda Banken AB — Stockholm, 0.005% due 9/1/21	3,584,000
38,314	JPY		Sumitomo Mitsui Banking Corp. — Tokyo, (0.310)% due 9/1/21	348

			TOTAL TIME DEPOSITS (Cost — $5,527,858)	5,527,858

U.S. GOVERNMENT OBLIGATIONS — 2.4%
8,000,000			U.S. Cash Management Bills, 0.048% due 12/28/21(j)	7,998,741
2,500,000			U.S Treasury Bills, 0.055% due 2/3/22(j)	2,499,408

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $10,498,149)	10,498,149

			TOTAL SHORT-TERM INVESTMENTS (Cost — $16,526,677)	16,526,677

			TOTAL INVESTMENTS — 99.3% (Cost — $436,563,148)	438,843,820

			Other Assets in Excess of Liabilities — 0.7%	3,112,057

			TOTAL NET ASSETS — 100.0%	$441,955,877

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2021, amounts to $ 164,948,302 and represents 37.3% of net assets.

(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2021.
(c)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2021, amounts to $13,200,430 and represents 3.0% of net assets.
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)	Illiquid security.
(g)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2021.
(h)	Affiliated security (See Note 2). As of August 31, 2021, total cost and total market value of affiliated securities amounted to $508,416 and $508,348, respectively.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Rate shown represents yield-to-maturity.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2021, for Ultra-Short Term Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Ultra-Short Term Fixed Income Fund	$439,013,622	$6,289,958	$(5,756,993)	$532,965

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Corporate Bonds & Notes	38.2%
Collateralized Mortgage Obligations	33.1
U.S. Government Agencies & Obligations	18.1
Asset-Backed Securities	4.4
Sovereign Bonds	2.0
Mortgage-Backed Securities	0.4
Short-Term Investments	3.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2021, Ultra-Short Term Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Bank Accept December Futures	324	12/22	$63,521,662	$63,550,438	$28,776
Bank Accept March Futures	258	3/23	50,790,380	50,518,055	(272,325)

					(243,549)

Contracts to Sell:
U.S. Treasury 2-Year Note December Futures	46	12/21	10,128,172	10,135,094	(6,922)
U.S. Treasury 5-Year Note December Futures	559	12/21	69,118,430	69,158,782	(40,352)
U.S. Ultra Long Bond December Futures	146	12/21	21,695,726	21,610,281	85,445

					38,171

Net Unrealized Depreciation on Open Exchange–Traded Futures Contracts					$(205,378)

At August 31, 2021, Ultra-Short Term Fixed Income Fund had deposited cash of $1,145,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2021, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	10,511,289	USD	7,626,852	MLP	$7,689,531	9/2/21	$62,679
British Pound	365,000	USD	503,858	BNP	501,820	9/2/21	(2,038)
British Pound	367,000	USD	504,091	JPM	504,570	9/2/21	479
British Pound	23,571,000	USD	32,298,434	SCB	32,406,593	9/2/21	108,159
Canadian Dollar	20,272,010	USD	16,081,821	MLP	16,070,403	9/2/21	(11,418)
Euro	403,000	USD	474,622	JPM	475,843	9/2/21	1,221
Mexican Peso	7,185,000	USD	341,665	HSBC	357,683	9/3/21	16,018
Mexican Peso	7,185,000	USD	353,914	BNP	356,074	10/5/21	2,160

							177,260

Contracts to Sell:
Australian Dollar	7,363,400	USD	5,452,219	BNP	5,386,693	9/2/21	65,526
Australian Dollar	3,269,000	USD	2,382,752	BNP	2,391,436	9/2/21	(8,684)
Australian Dollar	14,222,314	USD	10,454,399	MLP	10,404,330	9/2/21	50,069
Australian Dollar	2,033,000	USD	1,502,661	MLP	1,487,241	9/2/21	15,420
Australian Dollar	509,000	USD	376,327	SCB	372,359	9/2/21	3,968
Australian Dollar	10,511,289	USD	7,628,176	MLP	7,691,118	10/5/21	(62,942)
Australian Dollar	16,885,425	USD	12,378,165	MLP	12,355,078	10/5/21	23,087
Australian Dollar	2,013,000	USD	1,470,231	SCB	1,472,913	10/5/21	(2,682)
British Pound	24,303,000	USD	33,953,279	MLP	33,412,983	9/2/21	540,296
British Pound	23,571,000	USD	32,301,375	SCB	32,409,444	10/4/21	(108,069)
Canadian Dollar	20,272,010	USD	16,238,378	BNP	16,070,403	9/2/21	167,975

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Canadian Dollar	20,272,010	USD	16,081,247	MLP	$16,069,626	10/4/21	$11,621
Euro	17,618,000	USD	20,903,407	SCB	20,802,462	9/2/21	100,945
Euro	17,215,000	USD	20,334,239	SCB	20,340,237	10/4/21	(5,998)
Mexican Peso	7,185,000	USD	355,453	BNP	357,683	9/3/21	(2,230)

							788,302

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$965,562

At August 31, 2021, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contract:

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/21 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized (Depreciation)
Markit CDX North America Investment Grade Series 36 5-Year Index	(1.000)%	6/20/26	3-Month	0.465%	USD	12,200,000	(335,063)	$(306,524)	$(28,539)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2021, Ultra-Short Term Fixed Income Fund deposited cash collateral with brokers in the amount of $151,000 for open centrally cleared swap contracts.

At August 31, 2021, Ultra-Short Term Fixed Income Fund had cash collateral from brokers in the amount of $1,320,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
MXN	— Mexican Peso	SCB	— Standard Chartered Bank
USD	— United States Dollar

See pages 296-297 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Alternative Strategies Fund

Units	Security	Value

OPEN END MUTUAL FUND SECURITIES — 98.4%

United States — 98.4%
1,014,181	American Beacon AHL Managed Futures Strategy Fund, Class Y	$11,683,366
591,389	BlackRock Event Driven Equity Fund, Institutional Class	5,825,181
905,945	BlackRock Global Long/Short Equity Fund, Institutional Class	10,527,085
398,564	BNY Mellon Global Real Return Fund, Class Y	7,018,716
36,184	Cohen & Steers Global Realty Shares Inc., Class I	2,352,314
188,178	Diamond Hill Long/Short Fund, Class I	5,810,942
398,316	Driehaus Event Driven Fund, Common Class	5,855,244
880,156	Goldman Sachs Absolute Return Tracker Fund, Institutional Class	9,364,856
745,733	John Hancock Diversified Macro Fund, Class I	7,009,893
535,574	John Hancock Seaport Long/Short Fund, Class I	7,016,014
474,742	LoCorr Market Trend Fund, Class I	5,834,585
324,943	Neuberger Berman Long Short Fund, Institutional Class	5,852,231
560,894	PIMCO CommodityRealReturn Strategy Fund, Institutional Class	3,494,371
925,568	PIMCO Credit Opportunities Bond Fund, Institutional Class	9,357,493
961,848	PIMCO Mortgage Opportunities and Bond Fund, Class I-2	10,541,849
790,785	Western Asset Macro Opportunities Fund, Class I	9,402,430

	TOTAL INVESTMENTS — 98.4% (Cost — $110,971,224)	116,946,570

	Other Assets in Excess of Liabilities — 1.6%	1,918,770

	TOTAL NET ASSETS — 100.0%	$118,865,340

At August 31, 2021, for Alternative Strategies Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Alternative Strategies Fund	$111,074,110	$6,227,589	$(355,129)	$5,872,460

Summary of Investments by Security Type^
Open End Mutual Fund Securities	100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

P	— Preliminary rating.

u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

e	— Expected.

u	— Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Ratings

(continued)

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

WD, WR	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	— Moody’s highest rating for short-term municipal obligations.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2	— Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities

August 31, 2021

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,3]	$2,188,422,682	$734,951,242	$1,454,649,148
Affiliated investments, at value[2]	3,824,540	—	—
Foreign currency, at value[4]	—	—	197,851
Cash	3,115,723	28,416	85
Receivable for securities sold	5,593,860	769,565	2,435,265
Receivable for TBA securities sold	—	—	—
Dividends and interest receivable from unaffiliated investments	2,387,307	445,610	7,596,539
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for Fund shares sold	5,590,550	2,277,621	5,437,934
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	—	—	6,926
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Unrealized appreciation on open OTC swap contracts	—	—	—
Upfront payment paid on open OTC swap contracts	—	—	—
Deposits for collateral with counterparty	974,984	162,000	120,400
Foreign capital gains tax receivable	—	—	—
Prepaid expenses	56,510	26,229	94,514

Total Assets	2,209,966,156	738,660,683	1,470,538,662

LIABILITIES:
Reverse repurchase agreements, at value[7]	—	—	—
Payable for collateral received from securities on loan	24,409,909	58,746,706	6,097,629
Payable for Fund shares repurchased	6,242,471	1,500,329	3,190,568
Payable for securities purchased	3,582,947	686,619	2,489,177
Payable for TBA securities purchased	—	—	—
Payable for sale-buyback transactions	—	—	—
Investment management fee payable	699,230	253,919	622,883
Transfer agent fees payable	34,232	14,702	25,131
Interest expense payable	—	—	—
Custody fee payable	84,350	42,926	98,773
Trustees’ fees payable	—	—	—
Variation margin on open future contracts (Note 1)	21,830	4,139	—
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Due to custodian	—	—	—
Forward sale commitments, at value[5] (Note 1)	—	—	—
Options contracts written, at value[6] (Note 1)	—	—	—
Unrealized depreciation on open OTC swap contracts	—	—	—
Upfront payment received on open OTC swap contracts	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits for collateral from counterparty	—	—	—
Foreign capital gains tax payable	—	—	17,578
Distributions payable	—	—	—
Audit fees payable	—	—	—
Accrued expenses	174,382	141,266	341,451

Total Liabilities	35,249,351	61,390,606	12,883,190

Total Net Assets	$2,174,716,805	$677,270,077	$1,457,655,472

NET ASSETS:
Paid-in-capital (Note 4)	$888,318,882	$327,464,431	$1,035,500,834
Total distributable earnings (losses)	1,286,397,923	349,805,646	422,154,638

Total Net Assets	$2,174,716,805	$677,270,077	$1,457,655,472

Shares Outstanding	78,847,245	27,810,955	93,813,579

Net Asset Value	$27.58	$24.35	$15.54

[1] Unaffiliated investments, at cost	$1,059,242,615	$482,421,812	$1,093,429,196

[2] Affiliated investments, at cost	$868,742	$—	$—

[3] Includes securities on loan	$23,855,008	$57,666,535	$5,868,796

[4] Foreign currency, at cost	$—	$—	$190,078

[5] Proceeds received	$—	$—	$—

[6] Premiums received	$—	$—	$—

[7] Proceeds of reverse repurchase agreement	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$568,061,121	$1,418,074,265	$210,673,754	$170,912,410	$91,010,949	$197,595,572	$438,335,472	$116,946,570
—	1,370,511	—	—	—	—	508,348	—
1,845,933	2,364,337	—	261,010	—	458,775	187	—
45	3,628	—	—	11	393,452	19	2,232,455
1,010,347	3,905,419	1,066,309	2,415,526	—	27,670	3,049,218	—
—	97,334,741	—	39,255,655	—	5,727,721	—	—
727,241	5,769,724	2,616,452	642,353	768,625	300,636	1,115,342	—
—	—	—	—	—	—	98	—
2,351,001	4,728,374	903,896	626,880	671,878	543,517	2,107,376	1,493,428
—	211,170	—	765,558	—	176,757	1,169,623	—
24,197	—	—	—	—	63,470
—	—	—	85,897	—	185,802	408,219	—
—	—	—	177,788	—	—	—	—
—	7,443	—	29,226	—	—	—	—
95,994	4,173,708	—	689,000	—	856,000	1,296,000	—
68,397	—	—	—	—	—	—	—
34,454	76,901	46,281	16,711	17,487	35,113	17,232	4,457

574,218,730	1,538,020,221	215,306,692	215,878,014	92,468,950	206,364,485	448,007,134	120,676,910

—	—	—	—	—	37,952,296	—	—
7,559,575	—	129,000	—	—	—	—	—
1,182,613	4,639,040	1,183,781	508,599	187,946	1,458,375	1,195,661	58,274
1,450,051	15,271,624	593,222	3,322,079	381,600	327,294	2,786,347	1,650,210
—	204,019,433	—	40,389,065	—	11,443,950	—	—
—	—	—	—	—	6,310,170	—	—
262,023	407,451	86,898	57,870	29,758	55,376	162,174	18,243
12,684	38,281	6,870	2,453	1,250	4,843	12,581	1,264
—	—	—	—	—	869	—	—
61,379	167,904	42,505	62,954	10,540	30,556	39,695	12,697
—	7,558	1,131	—	—	2,490	2,989	—
—	1,450,715	—	81,912	167	—	98,419	—
—	29,071	—	—	—	—	—	—
—	—	2,280	1,822	—	—	—	—
—	—	—	13,901,464	—	—	—	—
—	148,156	—	94,870	—	165,647	—	—
—	150,045	—	442,865	—	—	—	—
—	—	—	138,149	—	—	—	—
—	193,507	—	284,059	—	7,462	204,061	—
—	—	—	710,000	—	120,000	1,320,000	—
518,979	—	—	—	—	—	—	—
—	2,019	1,103	—	575	1,106	—	—
—	—	—	—	73,195	—	—	—
223,945	298,031	167,325	151,202	14,872	207,236	229,330	70,882

11,271,249	226,822,835	2,214,115	60,149,363	699,903	58,087,670	6,051,257	1,811,570

$562,947,481	$1,311,197,386	$213,092,577	$155,728,651	$91,769,047	$148,276,815	$441,955,877	$118,865,340

$407,509,628	$1,281,273,023	$215,524,494	$150,224,729	$86,489,558	$130,887,794	$450,313,769	$112,241,137
155,437,853	29,924,363	(2,431,917)	5,503,922	5,279,489	17,389,021	(8,357,892)	6,624,203

$562,947,481	$1,311,197,386	$213,092,577	$155,728,651	$91,769,047	$148,276,815	$441,955,877	$118,865,340

32,276,447	156,207,601	57,224,542	19,188,362	9,563,635	13,290,374	44,684,350	10,815,911

$17.44	$8.39	$3.72	$8.12	$9.60	$11.16	$9.89	$10.99

$420,355,817	$1,389,106,723	$203,270,289	$165,530,558	$86,337,620	$182,127,211	$436,054,732	$110,971,224

$—	$1,347,582	$—	$—	$—	$—	$508,416	$—

$7,664,872	$—	$129,000	$—	$—	$—	$—	$—

$1,834,981	$2,358,011	$—	$309,009	$—	$585,239	$—	$—

$—	$—	$—	$13,906,386	$—	$—	$—	$—

$—	$255,880	$—	$188,765	$—	$147,887	$—	$—

$—	$—	$—	$—	$—	$37,952,296	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2021

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends from unaffiliated investments	$27,399,375	$8,020,946	$32,831,668
Dividends from affiliated investments	65,417	—	—
Interest from unaffiliated investments	3,331	19,864	20,768
Interest from affiliated investments	—	—	—
Income from securities lending	149,575	181,236	165,899
Less: Foreign taxes withheld (see Note 1s)	(25,551)	(16,820)	(3,202,271)
Miscellaneous income	—	—	6,909

Total Investment Income	27,592,147	8,205,226	29,822,973

EXPENSES:

Investment management fee (Note 2)	11,927,520	5,518,266	9,619,108
Transfer agent fees	223,184	81,739	153,239
Custody fees	498,136	245,930	840,676
Trustees’ fees	339,557	116,507	196,333
Shareholder reports	170,451	133,074	271,787
Insurance	89,678	29,919	52,578
Audit and tax	101,143	99,205	150,443
Legal fees	97,995	34,508	44,282
Registration fees	34,302	31,379	36,360
Other expense	82,185	27,291	105,318
Interest expense	—	—	—

Total Expenses	13,564,151	6,317,818	11,470,124
Less: Fee waivers and/or expense reimbursement (Note 2)	(4,123,697)	(2,345,388)	(2,289,028)

Net Expenses	9,440,454	3,972,430	9,181,096

Net Investment Income (Loss)	$18,151,693	$4,232,796	$20,641,877

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, UNFUNDED LOAN COMMITMENTS, SHORT SALES, FORWARD SALE COMMITMENTS, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS, FOREIGN CURRENCY TRANSLATIONS AND CAPITAL GAIN DISTRIBUTIONS RECEIVED (NOTES 1 AND 3):

Net Realized Gain (Loss) from:

Unaffiliated Investments	$172,779,122	$102,688,779	$167,543,576
Affiliated investments	137,354	—	—
Futures contracts	4,104,681	2,124,304	404,067
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency translations	219,731	48,830	(172,832)
Capital gain distributions received	—	—	—

Net Realized Gain (Loss):	177,240,888	104,861,913	167,774,811

Change in Net Unrealized Appreciation (Depreciation) from:

Unaffiliated Investments	354,098,970	129,180,343	156,646,420 (b)
Affiliated Investments	2,030,039	—	—
Futures contracts	(185,400)	(404,863)	12,913
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	679	529	(123,999)

Change in Net Unrealized Appreciation (Depreciation):	355,944,288	128,776,009	156,535,334

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Unfunded Loan Commitments, Forward Sale Commitments, Short Sales, Swap Contracts, Forward Foreign Currency Contract, Foreign Currency Translations and Capital Gain Distributions Received	533,185,176	233,637,922	324,310,145

Total Increase (Decrease) in Net Assets from Operations	$551,336,869	$237,870,718	$344,952,022

(a)	Includes foreign capital gains tax of $(1,342) for Emerging Markets Equity Fund.
(b)	Includes Net increase in accrued foreign capital gains taxes of $17,578 and $943,197 for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$13,371,909	$—	$100,376	$—	$18,275	$—	$—	$1,286,219
—	—	—	—	—	—	—	—
9,876	22,794,266	15,126,664	2,643,343	1,887,043	9,158,918	4,688,755	93
—	43,391	—	—	—	—	6,080	—
47,366	—	3,076	—	—	—	—	—
(1,724,908)	—	—	—	—	—	—	—
—	—	98	187	—	—	—	—

11,704,243	22,837,657	15,230,214	2,643,530	1,905,318	9,158,918	4,694,835	1,286,312

5,332,465	4,327,633	1,920,564	717,752	299,531	767,970	2,104,173	859,139
69,730	136,356	33,993	15,733	8,223	19,657	52,328	7,706
658,743	938,233	289,850	378,711	106,129	183,415	237,450	106,338
64,271	187,173	49,538	25,170	11,141	26,132	70,376	6,915
189,258	149,351	156,495	60,963	12,758	69,588	95,241	17,280
23,684	61,619	12,323	6,895	3,056	33,668	29,668	1,952
133,180	145,367	127,794	139,576	88,070	126,125	117,883	70,822
32,168	56,582	13,048	7,016	3,232	7,205	20,104	4,363
34,971	5,634	22,868	24,229	18,158	380	33,276	37,756
50,806	74,308	12,255	21,543	4,497	148,534	68,427	3,757
—	—	—	2,873	—	47,594	2,671	—

6,589,276	6,082,256	2,638,728	1,400,461	554,795	1,430,268	2,831,597	1,116,028
(1,874,842)	(220,958)	(557,917)	(75,250)	—	(77,960)	(224,510)	(715,949)

4,714,434	5,861,298	2,080,811	1,325,211	554,795	1,352,308	2,607,087	400,079

$6,989,809	$16,976,359	$13,149,403	$1,318,319	$1,350,523	$7,806,610	$2,087,748	$886,233

$69,526,237 (a)	$8,941,333	$15,053,510	$2,351,394	$165,283	$3,682,004	$2,060,485	$479,565
—	(2,976)	—	—	—	—	358	—
393,117	2,019,649	36,834	1,433,956	86,760	695,344	(549,859)	—
—	1,458,601	—	371,356	—	110,896	—	—
—	—	—	(14,141)	—	(13,072)	—	—
—	562	—	134	—	148,198	9,654	—
—	(1,985,972)	—	(313,953)	—	(570,240)	(1,315,901)	—
(19,460)	1,294,394	—	(564,199)	—	(394,408)	(1,975,680)	—
(426,351)	96,953	—	171,899	—	100,710	245,236	—
—	—	—	—	—	—	—	609,880

69,473,543	11,822,544	15,090,344	3,436,446	252,043	3,759,432	(1,525,707)	1,089,445

38,941,278 (b)	(18,569,286)	(5,759,305)	(3,512,454)	610,471	(3,266,235)	(529,933)	4,616,128
—	(15,004)	—	—	—	—	7,748	—
(123,799)	(988,051)	(580)	(47,140)	(148)	(151,188)	(393,033)	—
—	72,906	—	(26,925)	—	(22,842)	—	—
—	—	—	(1,562)	—	—	—	—
—	2,889,913	—	845	—	98,425	1,072,581	—
—	1,293	786	—	—	—	—	—
—	(83,561)	—	1,368,443	—	613,794	1,855,605	—
42,670	(51,122)	—	49,750	—	(113,412)	(84,157)	—

38,860,149	(16,742,912)	(5,759,099)	(2,169,043)	610,323	(2,841,458)	1,928,811	4,616,128

108,333,692	(4,920,368)	9,331,245	1,267,403	862,366	917,974	403,104	5,705,573

$115,323,501	$12,055,991	$22,480,648	$2,585,722	$2,212,889	$8,724,584	$2,490,852	$6,591,806

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2021 and August 31, 2020

	Large Cap Equity Fund		Small-Mid Cap Equity Fund
	2021	2020	2021	2020
OPERATIONS:

Net investment income	$18,151,693	$21,440,336	$4,232,796	$3,758,140
Net realized gain (loss)	177,240,888	19,442,182	104,861,913	18,298,269
Change in unrealized appreciation (depreciation)	355,944,288	279,852,393	128,776,009	70,173,608

Increase (Decrease) in Net Assets from Operations	551,336,869	320,734,911	237,870,718	92,230,017

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(61,943,407)	(77,893,014)	(29,404,878)	(49,102,404)

Decrease in Net Assets from Distributions to Shareholders	(61,943,407)	(77,893,014)	(29,404,878)	(49,102,404)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	405,330,578	321,453,670	141,489,301	224,150,769
Reinvestment of distributions	61,942,619	77,891,987	29,404,580	49,101,666
Cost of shares repurchased	(635,750,721)	(342,309,841)	(322,250,629)	(118,873,225)

Increase (Decrease) in Net Assets from Fund Share Transactions	(168,477,524)	57,035,816	(151,356,748)	154,379,210

Increase (Decrease) in Net Assets	320,915,938	299,877,713	57,109,092	197,506,823
NET ASSETS:

Beginning of year	1,853,800,867	1,553,923,154	620,160,985	422,654,162

End of year	$2,174,716,805	$1,853,800,867	$677,270,077	$620,160,985

See Notes to Financial Statements.

International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund		High Yield Fund
2021	2020	2021	2020	2021	2020	2021	2020

$20,641,877	$18,756,406	$6,989,809	$7,383,197	$16,976,359	$24,841,167	$13,149,403	$6,162,629
167,774,811	(54,438,549)	69,473,543	(6,703,990)	11,822,544	30,152,010	15,090,344	1,064,607
156,535,334	152,867,728	38,860,149	43,039,982	(16,742,912)	5,231,747	(5,759,099)	14,291,695

344,952,022	117,185,585	115,323,501	43,719,189	12,055,991	60,224,924	22,480,648	21,518,931

(23,968,738)	(36,438,560)	(11,972,541)	(9,873,780)	(52,680,365)	(31,609,573)	(13,565,430)	(6,497,717)

(23,968,738)	(36,438,560)	(11,972,541)	(9,873,780)	(52,680,365)	(31,609,573)	(13,565,430)	(6,497,717)

303,055,088	270,691,117	135,269,799	104,378,670	630,592,342	191,008,875	96,770,236	235,542,532
23,968,252	36,437,906	11,972,351	9,873,619	52,679,124	31,609,499	13,564,992	6,497,134
(444,679,701)	(444,589,318)	(236,058,440)	(92,236,972)	(312,565,000)	(473,650,990)	(188,399,602)	(23,730,182)

(117,656,361)	(137,460,295)	(88,816,290)	22,015,317	370,706,466	(251,032,616)	(78,064,374)	218,309,484

203,326,923	(56,713,270)	14,534,670	55,860,726	330,082,092	(222,417,265)	(69,149,156)	233,330,698

1,254,328,549	1,311,041,819	548,412,811	492,552,085	981,115,294	1,203,532,559	282,241,733	48,911,035

$1,457,655,472	$1,254,328,549	$562,947,481	$548,412,811	$1,311,197,386	$981,115,294	$213,092,577	$282,241,733

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2021 and August 31, 2020

	International Fixed Income Fund		Municipal Bond Fund
	2021	2020	2021	2020
OPERATIONS:

Net investment income	$1,318,319	$3,436,997	$1,350,523	$1,667,203
Net realized gain (loss)	3,436,446	(1,362,833)	252,043	404,902
Change in unrealized appreciation (depreciation)	(2,169,043)	(1,863,189)	610,323	(1,385,198)

Increase (Decrease) in Net Assets from Operations	2,585,722	210,975	2,212,889	686,907

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(993,150)	(6,470,801)	(1,694,828)	(2,196,820)

Decrease in Net Assets from Distributions to Shareholders	(993,150)	(6,470,801)	(1,694,828)	(2,196,820)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	61,446,770	25,151,017	42,586,476	14,213,472
Reinvestment of distributions	993,140	6,470,738	1,694,319	2,196,764
Cost of shares repurchased	(43,465,854)	(37,198,843)	(22,177,139)	(31,387,627)

Increase (Decrease) in Net Assets from Fund Share Transactions	18,974,056	(5,577,088)	22,103,656	(14,977,391)

Increase (Decrease) in Net Assets	20,566,628	(11,836,914)	22,621,717	(16,487,304)
NET ASSETS:

Beginning of year	135,162,023	146,998,937	69,147,330	85,634,634

End of year	$155,728,651	$135,162,023	$91,769,047	$69,147,330

See Notes to Financial Statements.

Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
2021	2020	2021	2020	2021	2020

$7,806,610	$3,312,713	$2,087,748	$8,143,799	$886,233	$498,606
3,759,432	3,766,463	(1,525,707)	(4,821,061)	1,089,445	(272,883)
(2,841,458)	8,074,864	1,928,811	4,882,612	4,616,128	483,310

8,724,584	15,154,040	2,490,852	8,205,350	6,591,806	709,033

(8,155,061)	(2,532,631)	(6,604,435)	(7,631,973)	(482,881)	(996,291)

(8,155,061)	(2,532,631)	(6,604,435)	(7,631,973)	(482,881)	(996,291)

68,928,239	29,664,160	196,780,874	92,942,173	85,736,630	24,543,385
8,153,862	2,532,629	6,604,469	7,632,233	482,881	996,291
(85,167,803)	(105,689,502)	(155,412,273)	(200,341,040)	(12,798,941)	(12,767,133)

(8,085,702)	(73,492,713)	47,973,070	(99,766,634)	73,420,570	12,772,543

(7,516,179)	(60,871,304)	43,859,487	(99,193,257)	79,529,495	12,485,285

155,792,994	216,664,298	398,096,390	497,289,647	39,335,845	26,850,560

$148,276,815	$155,792,994	$441,955,877	$398,096,390	$118,865,340	$39,335,845

See Notes to Financial Statements.

Statements of Cash Flows

For the Year Ended August 31, 2021

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Cash Flows Provided by/Used in Operating Activities:
Net increase in net assets resulting from operations	$2,585,722	$8,724,584
Adjustments to reconcile net increase/decrease in net assets from operations to net cash and foreign currency provided by/used in operating activities:
Purchases of long-term investments	(703,782,640)	(224,321,520)
Proceeds from the sale and maturity of long-term investments	743,130,962	273,045,565
Proceeds from short-term investments, net	(6,052,787)	151,675
Decrease to the principal amount of inflation-indexed bonds	(79,923)	(7,298,399)
Change in net unrealized depreciation from unaffiliated investments	3,512,454	3,266,235
Change in net unrealized depreciation from options contracts written	26,925	22,842
Change in net unrealized depreciation on open OTC swap contracts	354,496	—
Increase/Decrease in variation margin on open centrally cleared swap contracts	44,543	(70,257)
Net amortization (accretion) of premiums (discounts) of investments	39,703	189,429
Net realized gain from unaffiliated investments	(2,351,394)	(3,682,004)
Increase in premium received on options contracts written	11,199	138,765
Increase/Decrease in variation margin on open futures contracts	10,683	(101,483)
Decrease in receivable for securities sold	1,302,393	73,886
Decrease in receivable for TBA securities sold	71,007,201	31,236,693
Increase/Decrease in dividends and interest receivable from unaffiliated investments	(22,818)	22,787
Decrease in deposits for collateral from counterparty	1,442,000	313,000
Increase in net upfront payments received/paid on OTC open swap contracts	(3,999)	—
Decrease for due to custodian	(39,625)	—
Decrease in forward sale commitments	7,068,823	—
Increase/Decrease in prepaid expenses	(2,557)	2,825
Increase/Decrease in unrealized appreciation on open forward foreign currency contracts	8,788	(102,172)
Increase in payable for securities purchased	1,054,374	200,331
Decrease in payable for TBA securities purchased	(128,979,087)	(50,409,308)
Increase in deposits for collateral from counterparty	353,000	110,000
Increase in investment management fee payable	9,552	48
Decrease in interest expense payable	(607)	(3,972)
Decrease in custody fee payable	(13,516)	(7,067)
Increase/Decrease in transfer agent fees payable	(697)	1,548
Decrease in trustees’ fees payable	—	(380)
Decrease in unrealized depreciation on open forward foreign currency contracts	(1,377,231)	(511,622)
Increase in accrued expenses	70,328	52,798

Net cash and foreign currency provided by/used in operating activities	(10,673,735)	31,044,827

Cash Flows Provided by/Used in Financing Activities:
Proceeds from sale-buyback transactions	190,227,429	202,119,091
Payments on sale-buyback transactions	(191,057,155)	(195,808,921)
Proceeds from reverse repurchase agreements	(6,410,965)	(23,500,029)
Proceeds from sale of shares	60,993,832	68,500,366
Cost of shares repurchased	(43,170,903)	(83,955,414)
Distributions to shareholders, net of reinvestments	(10)	(93)

Net cash and foreign currency provided by/used in financing activities	10,582,228	(32,645,000)

Net increase in cash and foreign currency (a)	(91,507)	(1,600,173)

Cash and Foreign Currency:
Cash, cash equivalents and foreign cash at the beginning of the year	352,517	2,452,400

Cash, cash equivalents and foreign cash at end of the year	261,010	852,227

Non-Cash Financing Activities:
Reinvestment of distributions	(993,140)	(8,153,862)

(a)	Includes net change in unrealized (depreciation) on foreign currency of $(31,348) and $(102,154) for International Fixed Income Fund and Inflation-Linked Fixed Income Fund, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$21.62	$19.10	$21.31	$18.76	$17.06

Income from Operations:
Net investment income(1)	0.22	0.26	0.27	0.26	0.25
Net realized and unrealized gain (loss)	6.49	3.23	(0.24)	3.18	2.05

Total Income from Operations	6.71	3.49	0.03	3.44	2.30

Less Distributions from:
Net investment income	(0.18)	(0.20)	(0.34)	(0.24)	(0.27)
Net realized gain	(0.57)	(0.77)	(1.90)	(0.65)	(0.33)

Total Distributions	(0.75)	(0.97)	(2.24)	(0.89)	(0.60)

Net Asset Value, End of Year	$27.58	$21.62	$19.10	$21.31	$18.76

Total Return†(2)	31.79%	18.85%	1.32%	18.89%	13.86%
Net Assets, End of Year (millions)	$2,175	$1,854	$1,554	$1,737	$1,687
Ratios to Average Net Assets:
Gross expenses	0.68%	0.70%	0.69%	0.69%	0.69%
Net expenses(3)	0.47	0.49	0.48	0.48	0.48
Net investment income	0.91	1.33	1.43	1.29	1.40
Portfolio Turnover Rate	15%	21%	13%	29%	18%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$18.01	$18.60	$23.06	$19.53	$17.40

Income (Loss) from Operations:
Net investment income(1)	0.13	0.13	0.12	0.10	0.10
Net realized and unrealized gain (loss)	7.10	1.48	(1.83)	4.14	2.39

Total Income (Loss) from Operations	7.23	1.61	(1.71)	4.24	2.49

Less Distributions from:
Net investment income	(0.14)	(0.10)	(0.10)	(0.03)	(0.06)
Net realized gain	(0.75)	(2.10)	(2.65)	(0.68)	(0.30)

Total Distributions	(0.89)	(2.20)	(2.75)	(0.71)	(0.36)

Net Asset Value, End of Year	$24.35	$18.01	$18.60	$23.06	$19.53

Total Return†(2)	41.14%	8.78%	(6.25)%	22.17%	14.49%
Net Assets, End of Year (millions)	$677	$620	$423	$520	$674
Ratios to Average Net Assets:
Gross expenses	0.92%	0.96%	0.98%	0.92%	0.94%
Net expenses(3)	0.58	0.62	0.66	0.61	0.63
Net investment income	0.61	0.77	0.63	0.47	0.52
Portfolio Turnover Rate	29%	45%	65%	34%	34%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$12.27	$11.59	$12.64	$12.34	$10.83

Income (Loss) from Operations:
Net investment income(1)	0.21	0.17	0.28	0.27	0.24
Net realized and unrealized gain (loss)	3.30	0.84	(1.09)	0.24	1.56

Total Income (Loss) from Operations	3.51	1.01	(0.81)	0.51	1.80

Less Distributions from:
Net investment income	(0.24)	(0.33)	(0.24)	(0.21)	(0.29)

Net Asset Value, End of Year	$15.54	$12.27	$11.59	$12.64	$12.34

Total Return†(2)	28.93%	8.64%	(6.34)%	4.15%	17.14%
Net Assets, End of Year (millions)	$1,458	$1,254	$1,311	$1,677	$1,244
Ratios to Average Net Assets:
Gross expenses	0.84%	0.87%	0.84%	0.83%	0.83%
Net expenses(3)	0.67	0.71	0.68	0.66	0.65
Net investment income	1.50	1.44	2.40	2.07	2.15
Portfolio Turnover Rate	52%	39%	28%	41%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Emerging Markets Equity Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$14.67	$14.00	$14.29	$15.33	$12.36

Income (Loss) from Operations:
Net investment income(1)	0.20	0.20	0.27	0.22	0.20
Net realized and unrealized gain (loss)	2.90	0.75	(0.34)	(1.06)	2.90

Total Income (Loss) from Operations	3.10	0.95	(0.07)	(0.84)	3.10

Less Distributions from:
Net investment income	(0.33)	(0.28)	(0.22)	(0.20)	(0.13)

Net Asset Value, End of Year	$17.44	$14.67	$14.00	$14.29	$15.33

Total Return†(2)	21.28%	6.79%	(0.40)%	(5.55)%	25.48%
Net Assets, End of Year (millions)	$563	$548	$493	$498	$488
Ratios to Average Net Assets:
Gross expenses	1.12%	1.15%	1.13%	1.11%	1.14%
Net expenses(3)	0.80	0.84	0.82	0.80	0.86
Net investment income	1.18	1.44	1.95	1.42	1.51
Portfolio Turnover Rate	53%	23%	22%	24%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$8.79	$8.42	$7.86	$8.19	$8.41

Income (Loss) from Operations:
Net investment income(1)	0.13	0.19	0.23	0.20	0.19
Net realized and unrealized gain (loss)	(0.08)	0.42	0.57	(0.31)	(0.11)

Total Income (Loss) from Operations	0.05	0.61	0.80	(0.11)	0.08

Less Distributions from:
Net investment income	(0.17)	(0.22)	(0.24)	(0.21)	(0.22)
Tax return of capital	—	—	—	(0.01)	—
Net realized gain	(0.28)	(0.02)	—	—	(0.08)

Total Distributions	(0.45)	(0.24)	(0.24)	(0.22)	(0.30)

Net Asset Value, End of Year	$8.39	$8.79	$8.42	$7.86	$8.19

Total Return†(2)	0.58%	7.46%	10.39%	(1.35)%	1.07%
Net Assets, End of Year (millions)	$1,311	$981	$1,204	$867	$710
Ratios to Average Net Assets:
Gross expenses	0.56%	0.58%	0.57%	0.57%	0.58	%(3)
Net expenses(4)	0.54	0.56	0.56	0.56	0.56	(3)
Net investment income	1.57	2.27	2.85	2.49	2.32
Portfolio Turnover Rate	227%	216%	210%	253%	236%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements which represents less than 0.005%.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$3.61	$3.76	$3.77	$3.86	$3.78

Income from Operations:
Net investment income(1)	0.18	0.17	0.19	0.20	0.22
Net realized and unrealized gain (loss)	0.11	(0.15)	—	(0.08)	0.10

Total Income from Operations	0.29	0.02	0.19	0.12	0.32

Less Distributions from:
Net investment income	(0.18)	(0.17)	(0.20)	(0.21)	(0.24)

Net Asset Value, End of Year	$3.72	$3.61	$3.76	$3.77	$3.86

Total Return†(2)	8.61%	0.14%	5.58%	3.20%	8.38%
Net Assets, End of Period (millions)	$213	$282	$49	$58	$173
Ratios to Average Net Assets:
Gross expenses	0.96%	1.07%	1.32%	1.17%	0.95%
Net expenses(3)	0.76	0.86	1.12	0.97	0.75
Net investment income	4.79	4.85	5.09	5.27	5.65
Portfolio Turnover Rate	117%	84%	43%	57%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$8.03	$8.35	$7.86	$7.78	$7.79

Income from Operations:
Net investment income(1)	0.07	0.20	0.06	0.14	0.14
Net realized and unrealized gain (loss)	0.08	(0.15)	0.70	0.03	(0.07)

Total Income from Operations	0.15	0.05	0.76	0.17	0.07

Less Distributions from:
Net investment income	—	(0.35)	(0.27)	(0.09)	(0.08)
Net realized gain	(0.06)	(0.02)	—	—	—

Total Distributions	(0.06)	(0.37)	(0.27)	(0.09)	(0.08)

Net Asset Value, End of Year	$8.12	$8.03	$8.35	$7.86	$7.78

Total Return†(2)	1.86%	0.75%	10.01%	2.25%	0.98%
Net Assets, End of Year (millions)	$156	$135	$147	$145	$148
Ratios to Average Net Assets:
Gross expenses(3)	0.97%	1.16%	1.24%	1.01%	1.06%
Net expenses(3)(4)	0.92	1.11	1.19	0.95	1.01
Net investment income	0.92	2.49	0.77	1.76	1.82
Portfolio Turnover Rate	402%	437%	265%	203%	268%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and sale-buyback transactions which represents less than 0.005%, 0.09%, 0.15%, 0.04% and 0.11%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$9.53	$9.61	$9.11	$9.37	$9.93

Income (Loss) from Operations:
Net investment income(1)	0.17	0.20	0.23	0.24	0.27
Net realized and unrealized gain (loss)	0.12	(0.01)	0.52	(0.26)	(0.31)

Total Income (Loss) from Operations	0.29	0.19	0.75	(0.02)	(0.04)

Less Distributions from:
Net investment income	(0.17)	(0.21)	(0.22)	(0.24)	(0.27)
Net realized gain	(0.05)	(0.06)	(0.03)	—	(0.25)

Total Distributions	(0.22)	(0.27)	(0.25)	(0.24)	(0.52)

Net Asset Value, End of Year	$9.60	$9.53	$9.61	$9.11	$9.37

Total Return†(2)	3.07%	1.99%	8.38%	(0.21)%	(0.22)%
Net Assets, End of Year (millions)	$92	$69	$86	$64	$58
Ratios to Average Net Assets:
Gross expenses	0.73%	0.73%	0.74%	0.72%	0.75%
Net expenses	0.73	0.73	0.74	0.72	0.75
Net investment income	1.79	2.16	2.44	2.61	2.85
Portfolio Turnover Rate	7%	10%	42%	18%	13%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Inflation-Linked Fixed Income Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$11.13	$10.19	$9.79	$10.08	$10.23

Income from Operations:
Net investment income(1)	0.56	0.18	0.24	0.30	0.23
Net realized and unrealized gain (loss)	0.07	0.88	0.38	(0.25)	(0.13)

Total Income from Operations	0.63	1.06	0.62	0.05	0.10

Less Distributions from:
Net investment income	(0.60)	(0.12)	(0.22)	(0.34)	(0.24)
Net realized gain	—	—	—	—	(0.01)

Total Distributions	(0.60)	(0.12)	(0.22)	(0.34)	(0.25)

Net Asset Value, End of Year	$11.16	$11.13	$10.19	$9.79	$10.08

Total Return†(2)	5.87%	10.38%	6.42%	0.55%	1.05%
Net Assets, End of Year (millions)	$148	$156	$217	$240	$190
Ratios to Average Net Assets:
Gross expenses(3)	0.93%	1.27%	1.35%	1.27%	1.15%
Net expenses(3)(4)	0.88	1.22	1.30	1.22	1.10
Net investment income	5.08	1.76	2.47	3.07	2.25
Portfolio Turnover Rate	104%	193%	143%	72%	120%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and sale-buyback transactions which represents 0.03%, 0.35%, 0.55%, 0.49% and 0.29%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$9.99	$9.90	$9.97	$9.99	$10.00

Income from Operations:
Net investment income(1)	0.05	0.18	0.25	0.19	0.13
Net realized and unrealized gain (loss)	0.01	0.06	(0.06)	0.02	0.08

Total Income from Operations	0.06	0.24	0.19	0.21	0.21

Less Distributions from:
Net investment income	(0.16)	(0.15)	(0.26)	(0.23)	(0.22)

Net Asset Value, End of Year	$9.89	$9.99	$9.90	$9.97	$9.99

Total Return†(2)	0.61%	2.36%	2.07%	2.09%	2.14%
Net Assets, End of Year (millions)	$442	$398	$497	$507	$276
Ratios to Average Net Assets:
Gross expenses(3)	0.67%	0.69%	0.82%	0.71%	0.84%
Net expenses(3)(4)	0.62	0.64	0.77	0.66	0.79
Net investment income	0.50	1.78	2.51	1.90	1.29
Portfolio Turnover Rate	55%	96%	97%	128%	103%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and sale-buyback transactions which represents less than 0.005%, 0.02%, 0.07%, 0.04% and 0.05%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Alternative Strategies Fund
	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Year	$10.04	$10.10	$9.88	$10.00

Income (Loss) from Operations:
Net investment income (loss)(2)	0.13	0.15	0.10	(0.09)
Net realized and unrealized gain (loss)	0.91	0.10	0.19	(0.03)

Total Income (Loss) from Operations	1.04	0.25	0.29	(0.12)

Less Distributions from:
Net investment income	(0.09)	(0.28)	(0.07)	—
Net realized gain	—	(0.03)	—	—

Total Distributions	(0.09)	(0.31)	(0.07)	—

Net Asset Value, End of Year/Period	$10.99	$10.04	$10.10	$9.88

Total Return†(3)	10.39%	2.61%	2.90%	(1.20	)%(4)
Net Assets, End of Year/Period (millions)	$119	$39	$27	$6
Ratios to Average Net Assets:
Gross expenses	1.56%	1.85%	2.34%	11.00	%(5)
Net expenses(6)(7)	0.56	0.70	0.88	1.95	(5)
Net investment income (loss)	1.24	1.52	1.01	(1.72	)(5)
Portfolio Turnover Rate	18%	34%	16%	14	%(4)

(1)	For the period form Fund inception (February 15, 2018) through the period ended August 31, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Not annualized
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Does not reflect the Fund’s proportionate share of income and expenses from the Underlying Fund.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Morgan Stanley Pathway Funds (the “Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Fund, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other Interbank Offered Rate (“IBOR”)-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good

Notes to Financial Statements

(continued)

faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2 and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements

(continued)

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2021	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$212,304,175	$212,304,175	$—	$—
Consumer Discretionary	273,681,518	273,681,518	—	—
Consumer Staples	96,922,090	96,922,090	—	—
Energy	36,066,317	36,066,317	—	—
Financials	209,984,530	209,984,530	—	—
Health Care	295,114,973	295,114,973	—	—
Industrials	206,228,366	206,228,366	—	—
Information Technology	625,127,546	624,875,833	251,713	—
Materials	54,163,170	54,163,170	—	—
Real Estate	63,567,767	63,567,767	—	—
Utilities	38,498,842	38,498,842	—	—
Closed End Mutual Fund Security:
Financials	20,554,936	20,554,936	—	—
Short-Term Investments:
Money Market Fund	24,409,909	24,409,909	—	—
Time Deposits	35,623,083	—	35,623,083	—

Total Investments, at Value	$2,192,247,222	$2,156,372,426	$35,874,796	$—

Security Lending Transactions — Liabilities	$(24,409,909)	$—	$(24,409,909)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2021		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Assets
Futures Contracts	$1,019,710		$1,019,710	$—	$—

Total Other Financial Instruments — Assets	$1,019,710		$1,019,710	$—	$—

Small-Mid Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$15,136,793		$15,136,793	$—	$—
Consumer Discretionary	59,868,469	*	59,868,469	—	—	*
Consumer Staples	27,581,054		27,581,054	—	—
Energy	13,547,891		13,547,891	—	—
Financials	85,541,461		85,541,461	—	—
Health Care	117,818,474	*	117,813,522	4,952	—	*
Industrials	107,564,065		107,564,065	—	—
Information Technology	125,042,230		123,971,175	1,071,055	—
Materials	34,693,760	*	34,693,760	—	—	*
Real Estate	43,682,849		43,682,849	—	—
Utilities	19,380,284		19,380,284	—	—
Convertible Preferred Stocks:
Health Care	3,209,923		3,209,923	—	—
Utilities	1,575,272		1,575,272	—	—
Preferred Stocks:
Financials	2,284,540		2,284,540	—	—
Closed End Mutual Fund Securities:
Financials	1,105,445		1,105,445	—	—
Corporate Bonds & Notes:
Communication Services	944,761		—	944,761	—
Energy	18,292		—	18,292	—
Short-Term Investments:
Money Market Fund	58,746,706		58,746,706	—	—
Time Deposits	17,208,973		—	17,208,973	—

Total Investments, at Value	$734,951,242	*	$715,703,209	$19,248,033	$—	*

Security Lending Transactions — Liabilities	$(58,746,706)		$—	$(58,746,706)	$—

Other Financial Instruments — Assets
Futures Contracts	$37,228		$37,228	$—	$—

Total Other Financial Instruments — Assets	$37,228		$37,228	$—	$—

International Equity Fund
Investments, at Value
Common Stocks:
France	$145,874,367		$54,056	$145,820,311	$—
Germany	129,295,760		—	129,295,760	—
Japan	253,309,676		—	253,309,676	—
Netherlands	78,022,119		43,799	77,978,320	—
Switzerland	162,073,902		4,092,348	157,981,554	—
United Kingdom	203,593,765		1,882,100	201,711,665	—
Other Countries**	440,905,773		64,352,872	376,552,901	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2021	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Stocks:
Germany	$3,905,827	$—	$3,905,827	$—
Closed End Mutual Fund Security:
United States	616,982	616,982	—	—
Short-Term Investments:
Convertible Bond	1,277,572	—	1,277,572	—
Money Market Fund	6,097,629	6,097,629	—	—
Time Deposits	29,675,776	—	29,675,776	—

Total Investments, at Value	$1,454,649,148	$77,139,786	$1,377,509,362	$—

Security Lending Transactions — Liabilities	$(6,097,629)	$—	$(6,097,629)	$—

Other Financial Instruments — Assets
Futures Contracts	$16,010	$16,010	$—	$—

Total Other Financial Instruments — Assets	$16,010	$16,010	$—	$—

Other Financial Instruments — Liabilities
Futures Contract	$(1,158)	$(1,158)	$—	$—

Total Other Financial Instruments — Liabilities	$(1,158)	$(1,158)	$—	$—

Emerging Markets Equity Fund
Investments, at Value
Common Stocks:
China	$148,209,815 *	$24,459,582	$123,750,233	$—	*
India	65,315,423	9,366,186	55,949,237	—
South Korea	72,025,417	222,646	71,802,771	—
Taiwan	68,365,282	17,198,381	51,166,901	—
Other Countries**	187,122,595	83,373,250	103,749,326	19
Preferred Stocks:
Brazil	2,326,595	2,326,595	—	—
Chile	151,019	151,019	—	—
Colombia	83,558	83,558	—	—
Russia	42,155	42,155	—	—
South Korea	4,602,251	—	4,602,251	—
Right:
China	1,896	—	1,896	—
Short-Term Investments:
Money Market Fund	7,559,575	7,559,575	—	—
Time Deposits	12,255,540	—	12,255,540	—

Total Investments, at Value	$568,061,121 *	$144,782,947	$423,278,155	$19	*

Security Lending Transactions — Liabilities	$(7,559,575)	$—	$(7,559,575)	$—

Other Financial Instruments — Asset
Futures Contract	$10,630	$10,630	$—	$—

Total Other Financial Instruments — Assets	$10,630	$10,630	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2021	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Core Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$399,135,318 *	$—	$399,135,318	$—	*
U.S. Government Agencies & Obligations	388,474,720	—	388,474,720	—
Mortgage-Backed Securities	319,871,628	—	319,871,628	—
Collateralized Mortgage Obligations	112,504,516	—	112,504,516	—
Sovereign Bonds	47,798,165	—	47,798,165	—
Senior Loans	19,538,696	—	19,538,696	—
Asset-Backed Securities	10,272,737	—	10,272,737	—
Municipal Bonds	4,139,885	—	4,139,885	—
Purchased Options	213,865	148,757	65,108	—
Short-Term Investments:
Asset-Backed Security	530,281	—	530,281	—
Time Deposits	35,483,894	—	35,483,894	—
U.S. Government Obligations	81,481,071	—	81,481,071	—

Total Investments, at Value	$1,419,444,776 *	$148,757	$1,419,296,019	$—	*

Other Financial Instruments — Assets
Futures Contracts	$397,444	$397,444	$—	$—
Forward Foreign Currency Contracts	211,170	—	211,170	—
Centrally Cleared Interest Rate Swaps	2,366,405	—	2,366,405	—

Total Other Financial Instruments — Assets	$2,975,019	$397,444	$2,577,575	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(148,156)	$(148,156)	$—	$—
Futures Contracts	(627,791)	(627,791)	—	—
Forward Foreign Currency Contracts	(193,507)	—	(193,507)	—
OTC Interest Rate Swap	(150,045)	—	(150,045)	—
Centrally Cleared Interest Rate Swaps	(704,503)	—	(704,503)	—

Total Other Financial Instruments — Liabilities	$(1,824,002)	$(775,947)	$(1,048,055)	$—

High Yield Fund
Investments, at Value
Corporate Bonds & Notes	$185,099,511	$—	$185,099,511	$—
Senior Loans	8,602,776	—	8,280,023	322,753
Collateralized Mortgage Obligations	4,890,485	—	4,890,485	—
Convertible Preferred Stocks:
Energy	808,130	—	808,130	—
Common Stocks:
Energy	326,992	324,735	2,257	—
Preferred Stocks:
Financials	455,082	455,082	—	—
Sovereign Bonds	57,142	—	57,142	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2021	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments:
Money Market Fund	$129,000	$129,000	$—	$—
Time Deposits	10,304,636	—	10,304,636	—

Total Investments, at Value	$210,673,754	$908,817	$209,442,184	$322,753

Security Lending Transactions — Liabilities	$(129,000)	$—	$(129,000)	$—

International Fixed Income Fund
Investments, at Value
Sovereign Bonds:
France	$8,510,817	$—	$8,510,817	$—
Japan	28,933,800	—	28,933,800	—
Spain	10,168,580	—	10,168,580	—
Other Countries**	27,305,844	—	27,305,844	—
Collateralized Mortgage Obligations	30,067,215	—	28,725,135	1,342,080
Corporate Bonds & Notes:
Other Countries**	29,902,391	—	29,902,391	—
Mortgage-Backed Securities	18,194,197	—	18,194,197	—
U.S. Government Obligations	4,840,367	—	4,840,367	—
Asset-Backed Securities	476,030	—	476,030	—
Purchased Options	29,498	—	29,498	—
Short-Term Investments:
Sovereign Bonds	8,790,240	—	8,790,240	—
Time Deposits	1,292,651	—	1,292,651	—
U.S. Government Obligations	2,400,780	—	2,400,780	—

Total Investments, at Value	$170,912,410	$—	$169,570,330	$1,342,080

Other Financial Instruments — Assets
Futures Contracts	$45,843	$45,843	$—	$—
Forward Foreign Currency Contracts	765,558	—	765,558	—
Centrally Cleared Interest Rate Swaps	269,822	—	269,822	—
Centrally Cleared Inflation Rate Swaps	39,325	—	39,325	—
OTC Credit Default Swaps	79,194	—	79,194	—
Centrally Cleared Credit Default Swaps	13,583	—	13,583	—
OTC Cross Currency Swap	98,594	—	98,594	—

Total Other Financial Instruments Assets	$1,311,919	$45,843	$1,266,076	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(94,870)	$(6,848)	$(88,022)	$—
Forward Sale Commitments	(13,901,464)	—	(13,901,464)	—
Futures Contracts	(29,204)	(29,204)	—	—
Forward Foreign Currency Contracts	(284,059)	—	(284,059)	—
Centrally Cleared Interest Rate Swaps	(332,561)	—	(332,561)	—
Centrally Cleared Inflation Rate Swaps	(60,596)	—	(60,596)	—
Centrally Cleared Credit Default Swaps	(40,469)	—	(40,469)	—
OTC Total Return Swap	(442,865)	—	(442,865)	—

Total Other Financial Instruments — Liabilities	$(15,186,088)	$(36,052)	$(15,150,036)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2021	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Municipal Bond Fund
Investments, at Value
Municipal Bonds	$83,206,622	$—	$83,206,622	$—
Closed End Mutual Fund Security:
United States	3,022,728	3,022,728	—	—
Short-Term Investments:
Time Deposits	4,781,599	—	4,781,599	—

Total Investments, at Value	$91,010,949	$3,022,728	$87,988,221	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(148)	$(148)	$—	$—

Total Other Financial Instruments — Liabilities	$(148)	$(148)	$—	$—

Inflation-Linked Fixed Income Fund
Investments, at Value
U.S. Government Agencies & Obligations	$151,564,617	$—	$151,564,617	$—
Sovereign Bonds	17,898,314	—	17,898,314	—
Collateralized Mortgage Obligations	14,078,407	—	14,078,407	—
Corporate Bonds & Notes	7,223,451	—	7,223,451	—
Mortgage-Backed Securities	5,777,918	—	5,777,918	—
Purchased Options	191,401	37	191,364	—
Short-Term Investments:
Time Deposits	861,464	—	861,464	—

Total Investments, at Value	$197,595,572	$37	$197,595,535	$—

Other Financial Instruments — Assets
Futures Contracts	$231,276	$231,276	$—	$—
Forward Foreign Currency Contracts	176,757	—	176,757	—
Centrally Cleared Interest Rate Swaps	50,677	—	50,677	—
Centrally Cleared Inflation Rate Swaps	848,141	—	848,141	—
Centrally Cleared Credit Default Swap	1,795	—	1,795	—

Total Other Financial Instruments — Assets	$1,308,646	$231,276	$1,077,370	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(165,647)	$(1,866)	$(163,781)	$—
Reverse Repurchase Agreements	(37,952,296)	—	(37,952,296)	—
Futures Contracts	(355,723)	(355,723)	—	—
Forward Foreign Currency Contracts	(7,462)	—	(7,462)	—
Centrally Cleared Inflation Rate Swaps	(1,176,150)	—	(1,176,150)	—

Total Other Financial Instruments — Liabilities	$(39,657,278)	$(357,589)	$(39,299,689)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2021	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Ultra-Short Term Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$167,678,342	$—	$167,678,342	$—
Collateralized Mortgage Obligations	145,137,286	—	143,937,348	1,199,938
U.S. Government Agencies & Obligations	79,471,078	—	79,471,078	—
Asset-Backed Securities	19,259,642	—	18,959,926	299,716
Sovereign Bonds	9,042,527	—	9,042,527	—
Mortgage-Backed Securities	1,728,268	—	1,728,268	—
Short-Term Investments:
Corporate Bond	500,670	—	500,670	—
Time Deposits	5,527,858	—	5,527,858	—
U.S. Government Obligations	10,498,149	—	10,498,149	—

Total Investments, at Value	$438,843,820	$—	$437,344,166	$1,499,654

Other Financial Instruments — Assets
Futures Contracts	$114,221	$114,221	$—	$—
Forward Foreign Currency Contracts	1,169,623	—	1,169,623	—

Total Other Financial Instruments — Assets	$1,283,844	$114,221	$1,169,623	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(319,599)	$(319,599)	$—	$—
Forward Foreign Currency Contracts	(204,061)	—	(204,061)	—
Centrally Cleared Credit Default Swap	(28,539)	—	(28,539)	—

Total Other Financial Instruments — Liabilities	$(552,199)	$(319,599)	$(232,600)	$—

Alternative Strategies Fund
Investments, at Value
Open End Mutual Fund Securities
United States	$116,946,570	$116,946,570	$—	$—

Total Investments, at Value	$116,946,570	$116,946,570	$—	$—

*	Includes securities that are valued in good faith at fair value by or under the direction of the Board of Trustees at $0.
**	Other countries represents countries that are individually less than 5% of Net Assets.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

Transfer between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Notes to Financial Statements

(continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2020 through August 31, 2021:

	Total		Collateralized Mortgage Obligations	Asset-Backed Securities	Common Stocks		Corporate Bonds & Notes		Senior Loans
Small-Mid Cap Equity Fund
Balance as of August 31, 2020	$—	*	$—	$—	$—	*	$—		$—
Total realized gain (loss)	—		—	—	—		—		—
Change in unrealized appreciation (depreciation)	—		—	—	—		—		—
Purchases	—	*	—	—	—	*	—		—
(Sales)	—	*	—	—	—	*	—		—
Transfers in	—		—	—	—		—		—
(Transfers out)	—		—	—	—		—		—

Balance as of August 31, 2021	$—	*	$—	$—	$—	*	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2021	$—		$—	$—	$—		$—		$—

Emerging Markets Equity Fund
Balance as of August 31, 2020	$—		$—	$—	$—		$—		$—
Total realized gain (loss)	—		—	—	—		—		—
Change in unrealized appreciation (depreciation)	—		—	—	—		—		—
Purchases	—		—	—	—		—		—
(Sales)	—		—	—	—		—		—
Transfers in	19	*	—	—	19	*	—		—
(Transfers out)	—		—	—	—		—		—

Balance as of August 31, 2021	19	*	$—	$—	$19	*	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2021	$—		$—	$—	$—		$—		$—

Core Fixed Income Fund
Balance as of August 31, 2020	$—	*	$—	$—	$—		$—	*	$—
Total realized gain (loss)	—		—	—	—		—		—
Change in unrealized appreciation (depreciation)	—		—	—	—		—		—
Purchases	—		—	—	—		—		—
(Sales)	—		—	—	—		—		—
Transfers in	—		—	—	—		—		—
(Transfers out)	—		—	—			—		—

Balance as of August 31, 2021	$—	*	$—	$—	$—		$—	*	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2021	$—		$—	$—	$—		$—		$—

Notes to Financial Statements

(continued)

	Total	Collateralized Mortgage Obligations	Asset-Backed Securities	Common Stocks	Corporate Bonds & Notes	Senior Loans
High Yield Fund
Balance as of August 31, 2020	$19,472	$—	$—	$19,472	$—	$—
Total realized gain (loss)	(202,289)	—	—	(202,289)	—	—
Change in unrealized appreciation (depreciation)	188,240	—	—	191,500	—	(3,260)
Purchases	326,013	—	—	—	—	326,013
(Sales)	(6,426)	—	—	(6,426)	—	—
Transfers in	—	—	—	—	—	—
(Transfers out)	(2,257)	—	—	(2,257)	—	—

Balance as of August 31, 2021	$322,753	$—	$—	$—	$—	$322,753

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2021	$(3,260)	$—	$—	$—	$—	$(3,260)

International Fixed Income Fund
Balance as of August 31, 2020	—	$—	$—	$—	$—	$—
Total realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	1,202	1,202	—	—	—	—
Purchases	1,340,878	1,340,878	—	—	—	—
(Sales)	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—
(Transfers out)	—	—	—	—	—	—

Balance as of August 31, 2021	$1,342,080	$1,342,080	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2021	$1,202	$1,202	$—	$—	$—	$—

Ultra-Short Term Fixed Income Fund
Balance as of August 31, 2020	—	$—	$—	$—	$—	$—
Total realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(280)	4	(284)	—	—	—
Purchases	1,499,934	1,199,934	300,000	—	—	—
(Sales)	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—
(Transfers out)	—	—	—	—	—	—

Balance as of August 31, 2021	$1,499,654	$1,199,938	$299,716	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2021	$(280)	$4	$(284)	$—	$—	$—

*	Includes securities that are valued at $0.

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at the year-end for each Fund are disclosed in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin, which is included in deposits for collateral with counterparty on the Statements of Assets and Liabilities. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Inflation-Capped Options. Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded

Notes to Financial Statements

(continued)

as a liability on the Statements of Assets and Liabilities and subsequently marked to market to reflect the change value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(v) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(vi) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets. Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year-end are included on the Fund’s Schedule of Investments under the caption “Purchased Options.”

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vii) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Notes to Financial Statements

(continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

(viii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases, a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(ix) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(x) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund

Notes to Financial Statements

(continued)

typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(xi) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xii) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xiii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap contracts are subject to movements in interest rates.

(xiv) Total Return Swaps. The Fund may enter into total return swap contracts to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swap contracts are agreements where the total return of a reference asset is paid in exchange for periodic cash flows. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gains or losses in the Statements of Operations.

Notes to Financial Statements

(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2021:

Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$1,019,710	$1,019,710

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$4,104,681	$4,104,681

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(185,400)	$(185,400)

Small-Mid Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$37,228	$37,228

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$2,124,304	$2,124,304

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(404,863)	$(404,863)

International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$16,010	$16,010

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$1,158	$1,158

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$404,067	$404,067

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$12,913	$12,913

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$10,630	$10,630

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$393,117	$393,117
Forward foreign currency contracts	—	(19,460)	—	—	(19,460)

	$—	$(19,460)	$—	$393,117	$373,657

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(123,799)	$(123,799)

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$182,549	$31,316	$—	$—	$213,865
Unrealized appreciation on open futures contracts (b)	397,444	—	—	—	397,444
Unrealized appreciation on forward foreign currency contracts (c) .	—	211,170	—	—	211,170
Unrealized appreciation on centrally cleared swaps (f)	2,366,405	—	—	—	2,366,405

	$2,946,398	$242,486	$—	$—	$3,188,884

Liability derivatives
Options contracts written outstanding (a)	$148,156	$—	$—	$—	$148,156
Unrealized depreciation on open futures contracts (b)	627,791	—	—	—	627,791
Unrealized depreciation on forward foreign currency contracts (a)	—	193,507	—	—	193,507
Unrealized depreciation on centrally cleared swaps (f)	704,503	—	—	—	704,503
Unrealized depreciation on OTC swaps (a)	150,045	—	—	—	150,045

	$1,630,495	$193,507	$—	$—	$1,824,002

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(1,143,648)	$(63,924)	$—	$—	$(1,207,572)
Futures contracts	2,019,649	—	—	—	2,019,649
Options contracts written	1,458,601	—	—	—	1,458,601
Swap contracts	(1,985,972)	—	—	—	(1,985,972)
Forward foreign currency contracts	—	1,294,394	—	—	1,294,394

	$348,630	$1,230,470	$—	$—	$1,579,100

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(3,181)	$12,938	$—	$—	$9,757
Futures contracts	(988,051)	—	—	—	(988,051)
Options contracts written	72,906	—	—	—	72,906
Swap contracts	2,889,913	—	—	—	2,889,913
Forward foreign currency contracts	—	(83,561)	—	—	(83,561)

	$1,971,587	$(70,623)	$—	$—	$1,900,964

High Yield Fund

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$36,834	$—	$—	$—	$36,834

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$(580)	$—	$—	$—	$(580)

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$29,498	$—	$—	$—	$29,498
Unrealized appreciation on open futures contracts (b)	45,843	—	—	—	45,843
Unrealized appreciation on forward foreign currency contracts (c) .	—	765,558	—	—	765,558
Unrealized appreciation on centrally cleared swaps (f)	309,147	—	13,583	—	322,730
Unrealized appreciation on OTC swaps (c)	—	98,594	79,194	—	177,788

	$384,488	$864,152	$92,777	$—	$1,341,417

Liability derivatives
Options contracts written outstanding (a)	$72,428	$13,174	$9,268	$—	$94,870
Unrealized depreciation on open futures contracts (b)	29,204	—	—	—	29,204
Unrealized depreciation on forward foreign currency contracts (a)	—	284,059	—	—	284,059
Unrealized depreciation on centrally cleared swaps (f)	393,157	—	40,469	—	433,626
Unrealized depreciation on OTC swaps (a)	442,865	—	—	—	442,865

	$937,654	$297,233	$49,737	$—	$1,284,624

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$48,220	$3,922	$—	$—	$52,142
Futures contracts	1,433,956	—	—	—	1,433,956
Options contracts written	223,743	59,040	88,573	—	371,356
Swap contracts	15,279	—	(329,232)	—	(313,953)
Forward foreign currency contracts	—	(564,199)	—	—	(564,199)

	$1,721,198	$(501,237)	$(240,659)	$—	$979,302

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$41,880	$2,959	$—	$—	$44,839
Futures contracts	(47,140)	—	—	—	(47,140)
Options contracts written	(19,271)	(9,133)	1,479	—	(26,925)
Swap contracts	(38,341)	(17,886)	57,072	—	845
Forward foreign currency contracts	—	1,368,443	—	—	1,368,443

	$(62,872)	$1,344,383	$58,551	$—	$1,340,062

Municipal Bond Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$148	$—	$—	$—	$148

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$86,760	$—	$—	$—	$86,760

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$(148)	$—	$—	$—	$(148)

Notes to Financial Statements

(continued)

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$191,401	$—	$—	$—	$191,401
Unrealized appreciation on open futures contracts (b)	231,276	—	—	—	231,276
Unrealized appreciation on forward foreign currency contracts (c)	—	176,757	—	—	176,757
Unrealized appreciation on centrally cleared swaps (f)	898,818	—	1,795	—	900,613

	$1,321,495	$176,757	$1,795	$—	$1,500,047

Liability derivatives
Options contracts written outstanding (a)	$161,123	$—	$4,524	$—	$165,647
Unrealized depreciation on open futures contracts (b)	355,723	—	—	—	355,723
Unrealized depreciation on forward foreign currency contracts (a)	—	7,462	—	—	7,462
Unrealized depreciation on centrally cleared swaps (f)	1,176,150	—	—	—	1,176,150

	$1,692,996	$7,462	$4,524	$—	$1,704,982

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(23,402)	$(29,226)	$—	$—	$(52,628)
Futures contracts	695,344	—	—	—	695,344
Options contracts written	71,175	—	39,721	—	110,896
Swap contracts	(308,313)	—	(261,927)	—	(570,240)
Forward foreign currency contracts	—	(394,408)	—	—	(394,408)

	$434,804	$(423,634)	$(222,206)	$—	$(211,036)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$54,290	$—	$—	$—	$54,290
Futures contracts	(151,188)	—	—	—	(151,188)
Options contracts written	(22,115)	—	(727)	—	(22,842)
Swap contracts	(55,207)	—	153,632	—	98,425
Forward foreign currency contracts	—	613,794	—	—	613,794

	$(174,220)	$613,794	$152,905	$—	$592,479

Ultra-Short Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$114,221	$—	$—	$—	$114,221
Unrealized appreciation on forward foreign currency contracts (c)	—	1,169,623	—	—	1,169,623

	$114,221	$1,169,623	$—	$—	$1,283,844

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$319,599	$—	$—	$—	$319,599
Unrealized depreciation on forward foreign currency contracts (a)	—	204,061	—	—	204,061
Unrealized depreciation on centrally cleared swaps (f)	—	—	28,539	—	28,539

	$319,599	$204,061	$28,539	$—	$552,199

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$(549,859)	$—	$—	$—	$(549,859)
Swap contracts	748,823	—	(2,064,724)	—	(1,315,901)
Forward foreign currency contracts	—	(1,975,680)	—	—	(1,975,680)

	$198,964	$(1,975,680)	$(2,064,724)	$—	$(3,841,440)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$(393,033)	$—	$—	$—	$(393,033)
Swap contracts	(104,542)	—	1,177,123	—	1,072,581
Forward foreign currency contracts	—	1,855,605	—	—	1,855,605

	$(497,575)	$1,855,605	$1,177,123	$—	$2,535,153

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on OTC swap contracts or options contracts written, at value.
(b)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the open exchanged-traded futures contracts table in the Fund’s Schedule of Investments.

(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on OTC swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(e)

Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.

(f)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the open swap contracts table in the Fund’s Schedule of Investments.

The average monthly notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the monthly average market value of options contracts written and purchased options outstanding during the year ended August 31, 2021 were as follows:

Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$12,955,042

Small-Mid Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$4,318,224

International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,853,973

Notes to Financial Statements

(continued)

Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,657,028
Forward foreign currency contracts	—	529	—	—

Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$101,782	$3,221	$—	$—
Futures contracts	389,695,693	—	—	—
Option contracts written	114,223	—	—	—
Swap contracts	57,802,254	—	—	—
Forward foreign currency contracts	—	46,623,419	—	—

High Yield Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$534,672	$—	$—	$—

International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$73,149	$2,231	$—	$—
Futures contracts	62,024,845	—	—	—
Option contracts written	81,711	9,759	12,738	—
Swap contracts	193,383,944	1,568,837	19,564,008	—
Forward foreign currency contracts	—	169,114,618	—	—

Municipal Bond Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$460,043	$—	$—	$—

Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$179,890	$783	$—	$—
Futures contracts	86,009,971	—	—	—
Option contracts written	170,534	514	9,765	—
Swap contracts	54,336,892	115,670	2,423,132	—
Forward foreign currency contracts	—	48,443,900	—	—

Notes to Financial Statements

(continued)

Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$206,663,320	$—	$—	$—
Swap contracts	7,517,376	—	11,108,000	—
Forward foreign currency contracts	—	153,137,738	—	—

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances.

Notes to Financial Statements

(continued)

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2021:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in the Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Cap Equity Fund	$23,855,008	$—	$(23,855,008)	$0
Small-Mid Cap Equity Fund	57,666,535	—	(57,666,535)	0
International Equity Fund	5,868,796	—	(5,868,796)	0
Emerging Markets Equity Fund	7,664,872	—	(7,664,872)	0
High Yield Fund	129,000	—	(129,000)	0

(a)	Represents market value of securities on loan at period end.
(b)

The Funds received cash collateral of $24,409,909, $58,746,706, $6,097,629, $7,559,575 and $129,000, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments. In addition, the Funds received non-cash collateral of $0, $0, $239,209, $139,298 and $0, respectively, in the form of U.S. Government Obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2021:

	Remaining Contractual Maturity of the Agreements As of August 31, 2021
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$24,409,909	$—	$—	$—	$24,409,909

Total Borrowings	$24,409,909	$—	$—	$—	$24,409,909

Gross amount of recognized liabilities for securities lending transactions					$24,409,909

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$58,746,706	$—	$—	$—	$58,746,706

Total Borrowings	$58,746,706	$—	$—	$—	$58,746,706

Gross amount of recognized liabilities for securities lending transactions					$58,746,706

International Equity Fund
Securities Lending Transactions
Common Stocks	$6,097,629	$—	$—	$—	$6,097,629

Total Borrowings	$6,097,629	$—	$—	$—	$6,097,629

Gross amount of recognized liabilities for securities lending transactions					$6,097,629

Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$7,559,575	$—	$—	$—	$7,559,575

Total Borrowings	$7,559,575	$—	$—	$—	$7,559,575

Gross amount of recognized liabilities for securities lending transactions					$7,559,575

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2021
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
High Yield Fund
Securities Lending Transactions
Common Stocks	$129,000	$—	$—	$—	$129,000

Total Borrowings	$129,000	$—	$—	$—	$129,000

Gross amount of recognized liabilities for securities lending transactions					$129,000

Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$37,952,296	$—	$—	$37,952,296
Sale-Buyback Transactions
U.S. Government Obligations	$—	$6,310,170	$—	$—	$6,310,170

Total Borrowings	$—	$44,262,466	$—	$—	$44,262,466

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$37,952,296

Gross amount of recognized liabilities for Sale-Buyback Transactions					$6,310,170

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments.” The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

Notes to Financial Statements

(continued)

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) LIBOR Replacement Risk. Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2022. The unavailability and/or discontinuation of LIBOR may affect the value, liquidity or return on certain Fund investments that mature later than 2022 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or net asset value.

(n) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(o) Market Risk. Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund’s investments. The extent of the impact to the financial performance of Funds’ investments will depend on future developments, including (i) the duration and spread of the outbreak,

Notes to Financial Statements

(continued)

(ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of Funds’ investments is impacted because of these factors for an extended period, the Funds’ investment results may be adversely affected.

(p) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt, if any, and is included in interest and dividend income, respectively. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(q) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(r) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Alternative Strategies Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2020 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Notes to Financial Statements

(continued)

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The Funds had no permanent differences causing reclassifications among the components of net assets for the year ended August 31, 2021.

(u) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(v) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of the securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(w) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(x) Senior Floating-Rate Loans. Interests in senior floating-rate loans (“Senior Loans”) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

In connection with bank loan interests, the Fund may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The Fund is obligated to fund those commitments at borrower’s discretion. In connection with these commitments, the Fund earns a commitment fee, which is included in interest income in the Statements of Operations and recognized respectively over the commitment period.

Notes to Financial Statements

(continued)

(y) Sale-Buyback and Buy-Saleback Transactions. A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions.

During the year ended August 31, 2021, the International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund participated in sale-buyback transactions. The payable for investments purchased related to sale-buyback transactions at August 31, 2021, an average amount of borrowings, incurred interest expense and a weighted average interest rate related to sale-buyback transactions outstanding during the year ended August 31, 2021, were as following:

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Payable for investments purchased	$—	$6,310,170	$—
Average amount borrowed	10,814	4,573,343	559,372
Interest expense	10	5,841	879
Weighted average interest rate	0.09%	0.13%	0.16%

A buy-saleback lending transaction consists of a purchase of a security by a Fund from a counterparty, with a simultaneous agreement to sell the same or substantially the same security at an agreed-upon price and date. The party who sold the security is not entitled to receive principal and interest payments, if any, made on the security during the term of the agreement. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under buy-saleback transactions.

During the year ended August 31, 2021, the Inflation-Linked Fixed Income Fund participated in buy-saleback transactions. The receivable for investments sold related to buy-saleback transactions at August 31, 2021, an average amount loaned, received interest income and a weighted average interest rate related to buy-saleback transactions outstanding during the year ended August 31, 2021, were as following:

Inflation-Linked Fixed
Receivable for investments sold	$—
Average amount loaned	14,012
Interest income	57
Weighted average interest rate	0.04%

Sale-buyback and buy-saleback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of any pending sale-buyback and buy-saleback transactions as of period end is disclosed in each Fund’s Summary Schedule of Investments.

(z) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Notes to Financial Statements

(continued)

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2021 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2021 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2021.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2021:

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabiliites Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$211,170		$193,507
Option contracts	65,108	(b)	—
Swap contracts	—		150,045

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$276,278		$343,552

International Fixed Income Fund:
Forward foreign currency contracts	$765,558		$284,059
Option contracts	29,498	(b)	88,022
Swap contracts	177,788		442,865

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$972,844		$814,946

Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$176,757		$7,462
Option contracts	191,364	(b)	164,702

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$368,121		$172,164

Notes to Financial Statements

(continued)

	Assets	Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabiliites Presented in the Statements of Assets and Liabilities
Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$1,169,623	$204,061

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,169,623	$204,061

(a)	Excludes exchange-traded derivatives.
(b)	Amounts are included in Unaffiliated Investments in the Statements of Assets and Liabilities.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2021.

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received	Net Amount (b) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$33,792	$—	$—	$33,792
Citigroup Global Markets Inc.	242,486	(242,486)	—	0

Total Over-the-counter derivative instruments	$276,278	$(242,486)	$—	$33,792

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$343,552	$(242,486)	$—	$101,066

Total Over-the-counter derivative instruments	$343,552	$(242,486)	$—	$101,066

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Bank of America	$38,228	$(38,228)	$—	$0
Barclays Bank PLC	29,156	(9,529)	—	19,627
BNP Paribas SA	131,831	(44,694)	—	87,137
Deutsche Bank AG	3,042	(941)	(2,101)	0
Goldman Sachs & Co.	356,080	(356,080)	—	0
HSBC Bank USA	27,293	(27,293)	—	0
JPMorgan Chase & Co.	33,242	(4,536)	—	28,706
Societe Generale SA	43,253	(77)	—	43,176
Standard Chartered Bank	303,772	(61,949)	(241,823)	0
UBS Securities LLC	6,947	(3,107)	—	3,840

Total Over-the-counter derivative instruments	$972,844	$(546,434)	$(243,924)	$182,486

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Bank of America	$92,885	$(38,228)	$—	$54,657
Barclays Bank PLC	9,529	(9,529)	—	0
BNP Paribas SA	44,694	(44,694)	—	0
Deutsche Bank AG	941	(941)	—	0
Goldman Sachs & Co.	498,607	(356,080)	—	142,527
HSBC Bank USA	70,519	(27,293)	—	43,226
JPMorgan Chase & Co.	4,536	(4,536)	—	0
Royal Bank of Scotland PLC	28,102	–	—	28,102
Societe Generale SA	77	(77)	—	0
Standard Chartered Bank	61,949	(61,949)	—	0
UBS Securities LLC	3,107	(3,107)	—	0

Total Over-the-counter derivative instruments	$814,946	$(546,434)	$—	$268,512

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$32,226	$(27,129)	$—	$5,097
BNP Paribas SA	161,604	(135,389)	—	26,215
JPMorgan Chase & Co.	77,105	(3,515)	(73,590)	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	23,666	—	—	23,666
Standard Chartered Bank	73,520	(2,892)	—	70,628

Total Over-the-counter derivative instruments	$368,121	$(168,925)	$(73,590)	$125,606

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$27,129	$(27,129)	$—	$0
BNP Paribas SA	135,389	(135,389)	—	0
Deutsche Bank AG	1,106	—	—	1,106
HSBC Bank USA	2,133	—	—	2,133
JPMorgan Chase & Co.	3,515	(3,515)	—	0
Standard Chartered Bank	2,892	(2,892)	—	0

Total Over-the-counter derivative instruments	$172,164	$(168,925)	$—	$3,239

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$235,661	$(12,952)	$(222,709)	$0
HSBC Bank USA	16,018	—	—	16,018
JPMorgan Chase & Co.	1,700	—	—	1,700
Merrill Lynch, Pierce, Fenner & Smith Inc.	703,172	(74,360)	(628,812)	0
Standard Chartered Bank	213,072	(116,749)	(96,323)	0

Total Over-the-counter derivative instruments	$1,169,623	$(204,061)	$(947,844)	$17,718

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$12,952	$(12,952)	$—	$0
Merrill Lynch, Pierce, Fenner & Smith Inc.	74,360	(74,360)	—	0
Standard Chartered Bank	116,749	(116,749)	—	0

Total Over-the-counter derivative instruments	$204,061	$(204,061)	$—	$0

(a)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Wealth Management, serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser on a monthly basis, a sub-advisory fee from its investment management fees.

CGAS has contractually agreed to waive fees and reimburse expenses in order to keep the Funds’ management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. Because the Alternative Strategies Fund does not currently have sub-advisers, CGAS will contractually waive 1.00% of its management fees. This contractual waiver will only apply if the Funds’ total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Funds’ total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of the Funds’ prospectus or until such time as the Board of Trustees act to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

In addition, for Alternative Strategies Fund, CGAS and its affiliates agrees to waive fees and reimburse expenses in order to keep the Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by the Adviser and to keep the Fund’s total operating costs from exceeding 0.70% (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). This contractual arrangement shall remain in effect for at least one year from the date of the Fund’s prospectus or until such time as the Board of Trustees act to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

The maximum allowable investment management fees represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2021 are indicated below:

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.19%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.26%	0.20%	0.80%
International Equity Fund	0.33%	0.20%	0.70%
Emerging Markets Equity Fund	0.38%	0.20%	0.90%

Notes to Financial Statements

(continued)

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Core Fixed Income Fund	0.18%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2021, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts Waived and/or Reimbursed
Large Cap Equity Fund	$4,123,697
Small-Mid Cap Equity Fund	2,345,388
International Equity Fund	2,289,028
Emerging Markets Equity Fund	1,874,842
Core Fixed Income Fund	220,958
High Yield Fund	557,917
International Fixed Income Fund	75,250
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	77,960
Ultra-Short Term Fixed Income Fund	224,510
Alternative Strategies Fund	715,949

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year ended August 31, 2021, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund	Commission Dollars to MS&Co.
Large Cap Equity Fund	$9,014
Small-Mid Cap Equity Fund	6,761
International Equity Fund	1,296
Emerging Markets Equity Fund	16,758
Core Fixed Income Fund	—
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—
Alternative Strategies Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Fund’s Chief Compliance Officer.

Notes to Financial Statements

(continued)

For the year ended August 31, 2021, the Funds assume the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Appreciation	Dividend/ Interest Income	Ending Value as of August 31, 2021
Morgan Stanley	$1,721,653	$266,745	$(331,251)	$137,354	$2,030,039	$65,417	$3,824,540

Core Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Dividend/ Interest Income	Ending Value as of August 31, 2021
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.039% due 11/15/46	$541,338	$—	$—	$—	$(7,824)	$20,195	$533,514
Series 2016-C28, Class A3, 3.272% due 1/15/49	—	674,681	(40,448)	(2,433)	1,166	9,552	632,966
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 2A, 3.000%, due 7/26/48	1,081,594	—	(868,674)	(543)	(8,346)	13,644	204,031

Ultra-Short Term Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Appreciation	Accretion of discount	Dividend/ Interest Income	Ending Value as of August 31, 2021
Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 1.018% (1-Month USD-LIBOR + 0.900%) due 5/25/34	$578,232	$ —	$(78,261)	$358	$7,748	$271	$5,809	$508,348

3. Investments

During the year ended August 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Other Investments		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$289,077,170	$509,370,358	$—	$—
Small-Mid Cap Equity Fund	187,339,256	350,590,760	—	—
International Equity Fund	684,016,028	809,289,420	—	—
Emerging Markets Fund	299,680,869	395,107,124	—	—
Core Fixed Income Fund	390,356,203	320,640,906	2,446,787,577	2,155,171,528
High Yield Fund	295,679,092	380,405,706	—	—
International Fixed Income Fund	51,343,236	43,093,411	650,518,762	698,391,745
Municipal Bond Fund	27,935,124	4,744,140	—	—
Inflation-Linked Fixed Income Fund	10,231,583	13,803,418	213,884,640	258,309,000
Ultra-Short Term Fixed Income Fund	196,624,608	217,947,089	99,066,959	43,596,161
Alternative Strategies Fund	86,870,509	12,803,906	—	—
The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation at August 31, 2021 have been disclosed under respective schedules of investments.

4. Shares of Beneficial Interest

At August 31, 2021, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2021, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Notes to Financial Statements

(continued)

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2021	Year Ended August 31, 2020
Large Cap Equity Fund
Shares sold	16,388,468	18,556,044
Shares issued on reinvestment	2,732,361	3,980,173
Shares repurchased	(26,014,243)	(18,156,575)

Net Increase (Decrease)	(6,893,414)	4,379,642

Small-Mid Cap Equity Fund
Shares sold	6,299,496	16,067,985
Shares issued on reinvestment	1,453,513	2,752,335
Shares repurchased	(14,375,989)	(7,107,525)

Net Increase (Decrease)	(6,622,980)	11,712,795

International Equity Fund
Shares sold	20,885,682	26,722,202
Shares issued on reinvestment	1,776,742	2,929,092
Shares repurchased	(31,102,796)	(40,562,287)

Net Decrease	(8,440,372)	(10,910,993)

Emerging Markets Equity Fund
Shares sold	7,814,946	8,178,789
Shares issued on reinvestment	727,361	669,852
Shares repurchased	(13,644,516)	(6,661,043)

Net Increase (Decrease)	(5,102,209)	2,187,598

Core Fixed Income Fund
Shares sold	75,404,820	22,527,192
Shares issued on reinvestment	6,196,598	3,723,753
Shares repurchased	(37,036,082)	(57,469,122)

Net Increase (Decrease)	44,565,336	(31,218,177)

High Yield Fund
Shares sold	26,167,624	70,159,389
Shares issued on reinvestment	3,691,543	1,830,895
Shares repurchased	(50,925,415)	(6,699,380)

Net Increase (Decrease)	(21,066,248)	65,290,904

International Fixed Income Fund
Shares sold	7,584,914	3,184,186
Shares issued on reinvestment	121,411	828,520
Shares repurchased	(5,355,761)	(4,781,519)

Net Increase (Decrease)	2,350,564	(768,813)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2021	Year Ended August 31, 2020
Municipal Bond Fund
Shares sold	4,448,064	1,507,022
Shares issued on reinvestment	177,244	232,018
Shares repurchased	(2,316,494)	(3,392,268)

Net Increase (Decrease)	2,308,814	(1,653,228)

Inflation-Linked Fixed Income Fund
Shares sold	6,226,990	2,864,882
Shares issued on reinvestment	734,246	251,506
Shares repurchased	(7,669,850)	(10,376,618)

Net Decrease	(708,614)	(7,260,230)

Ultra-Short Term Fixed Income Fund
Shares sold	19,830,490	9,415,367
Shares issued on reinvestment	667,516	773,647
Shares repurchased	(15,665,398)	(20,550,346)

Net Increase (Decrease)	4,832,608	(10,361,332)

Alternative Strategies Fund
Shares sold	8,057,159	2,493,185
Shares issued on reinvestment	46,431	99,928
Shares repurchased	(1,206,672)	(1,333,279)

Net Increase	6,896,918	1,259,834

5. Dividend and Tax Components of Capital

The tax character of distributors paid during the fiscal year ended August 31, 2021, were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Market Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	14,593,306	15,334,346	23,968,738	11,972,541
Net Long-term Capital Gains	47,350,101	14,070,532	—	—

Total Distributions Paid	$61,943,407	$29,404,878	$23,968,738	$11,972,541

	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$1,309,735
Tax Return of Capital	—	—	—	—
Ordinary Income	33,531,908	13,565,430	—	41,176
Net Long-term Capital Gains	19,148,457	—	993,150	343,917

Total Distributions Paid	$52,680,365	$13,565,430	$993,150	$1,694,828

Notes to Financial Statements

(continued)

	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Distributions paid from:
Tax Exempt	$—	$—	$—
Tax Return of Capital	—	—	—
Ordinary Income	8,155,061	6,604,435	482,881
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$8,155,061	$6,604,435	$482,881

As of August 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund		International Equity Fund		Emerging Market Equity Fund
Undistributed ordinary income - net	$50,640,548		$38,807,154		$53,153,678		$8,677,024
Undistributed long-term capital gains - net	115,224,722		67,385,359		44,448,312		9,425,304
Undistributed tax exempt income - net	—		—		—		—

Total Undistributed earnings	165,865,270		106,192,513		97,601,990		18,102,328
Capital loss carryforward	—		—		—		—
Other book/tax temporary differences	1	(a)	—	(a)	—	(a)	7	(a)
Unrealized appreciation (depreciation)	1,120,532,652		243,613,133		324,552,648		137,335,518

Total accumulated earnings/(losses) - net	$1,286,397,923		$349,805,646		$422,154,638		$155,437,853

	Core Fixed Income Fund		High Yield Fund		International Fixed Income Fund		Municipal Bond Fund
Undistributed ordinary income - net	$—		$1,413,155		$1,783,131		$39,141
Undistributed long-term capital gains - net	7,350,824		—		657,751		172,870
Undistributed tax exempt income - net	—		—		—		404,374

Total Undistributed earnings	7,350,824		1,413,155		2,440,882		616,385
Capital loss carryforward	—		(10,577,028)		—		—
Other book/tax temporary differences	2	(a)	—	(a)	(2	)(a)	(575	)(a)
Unrealized appreciation (depreciation)	22,573,537		6,731,956		3,063,042		4,663,679

Total accumulated earnings/(losses) - net	$29,924,363		$(2,431,917)		$5,503,922		$5,279,489

			Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
Undistributed ordinary income - net			$587,304		$1,572,494		$687,032
Undistributed long-term capital gains - net			3,935,400		—		64,711
Undistributed tax exempt income - net			—		—		—

Total Undistributed earnings			4,522,704		1,572,494		751,743
Capital loss carryforward			—		(10,463,350)		—
Other book/tax temporary differences			1	(a)	(1	)(a)	—	(a)
Unrealized appreciation (depreciation)			12,866,316		532,965		5,872,460

Total accumulated earnings/(losses) - net			$17,389,021		$(8,357,892)		$6,624,203

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, options, swaps, ROC dividends received, real estate investments, interest accrual on defaulted bonds, the difference between book and tax amortization methods for premiums on fixed income securities, and/or the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements

(continued)

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2021, the Funds had the following net capital loss carryforwards remaining:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Market Equity Fund	Core Fixed Income Fund	High Yield Fund
Short-Term	$—	$—	$—	$—	$—	$—
Long-Term	—	—	—	—	—	10,557,028

	$—	$—	$—	$—	$—	$10,557,028

		International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Short-Term		$—	$—	$—	$10,343,667	$—
Long-Term		—	—	—	119,683	—

		$—	$—	$—	$10,463,350	$—

During the year ended August 31, 2021 the following funds utilized capital loss carryforwards:

	International Equity Fund	Emerging Market Equity Fund	High Yield Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Short-Term	$15,848,980	$39,235,125	$2,185,369	$—	$—	$542,432
Long-Term	64,281,614	13,464,658	12,105,741	349,764	381,239	208,732

	$80,130,594	$52,699,783	$14,291,110	$349,764	$381,239	$751,164

7. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2021, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
9/1/21-9/30/21	$0.011303	$0.014818	$0.011911	$0.050897	$0.005020

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of

Morgan Stanley Pathway Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Morgan Stanley Pathway Funds comprising the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund, and Alternative Strategies Fund (the “Funds”), including the schedules of investments, as of August 31, 2021, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Morgan Stanley Pathway Funds as of August 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Morgan Stanley Pathway Funds	Statements of Operations and Cash Flows*	Statements of Changes in Net Assets	Financial Highlights
Large Cap Equity Fund	For the year-ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019, 2018, and 2017
Small-Mid Cap Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Core Fixed Income Fund
High Yield Fund
International Fixed Income Fund
Municipal Bond Fund
Inflation-Linked Fixed Income Fund
Ultra-Short Term Fixed Income Fund
Alternative Strategies Fund	For the year-ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the year ended August 31, 2021,2020, 2019 and the period of February 15, 2018 (fund inception) through August 31, 2018.

*	Statements of Cash Flows presented for the International Fixed Income Fund and Inflation-Linked Fixed Income Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 28, 2021

We have served as the auditor of one or more Morgan Stanley Pathway Funds investment companies since 2009.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Advisory Agreements

The Morgan Stanley Pathway Funds (the “Trust,” and each series thereof a “Fund,” and collectively, the “Funds”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, other than with respect to the Alternative Strategies Fund, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them by the Manager pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially for a two year term, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

****

At a meeting1 held on May 25-26, 2021 (the “May Meeting”), the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. In connection with the May Meeting and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their reviews by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. In addition to the Management Agreement and the investment advisory agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Manager (the “IM Agreement”), pursuant to which the Manager serves as the investment adviser for the Alternative Strategies Fund, the Board approved at the May Meeting the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund to continue for another year:

Sub-adviser Name	Fund(s) Serviced

The Consulting Group, Consulting Group Advisory Services LLC	♦ Alternative Strategies Fund

Aristotle Capital Boston, LLC	♦ Small-Mid Cap Equity Fund

BlackRock Financial Management, Inc.	♦ Core Fixed Income Fund ♦ Large Cap Equity Fund ♦ Small-Mid Cap Equity Fund ♦ International Equity Fund ♦ Emerging Markets Equity Fund ♦ Municipal Bond Fund

Causeway Capital Management LLC	♦ International Equity Fund

ClearBridge Investments, LLC	♦ Large Cap Equity Fund

Columbia Management Investment Advisers, LLC	♦ Large Cap Equity Fund

D.F. Dent and Company, Inc.	♦ Small-Mid Cap Equity Fund

[1]	The meeting was held telephonically in reliance on exemptive orders issued by the Securities and Exchange Commission in 2020. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s) Serviced

Lazard Asset Management LLC	♦ Large Cap Equity Fund ♦ Emerging Markets Equity Fund

Lyrical Asset Management LLC	♦ Large Cap Equity Fund

Martin Currie Inc.	♦ Emerging Markets Equity Fund

Macquarie Investment Management	♦ Large Cap Equity Fund

Metropolitan West Asset Management LLC	♦ Core Fixed Income Fund

Neuberger Berman LLC	♦ Small-Mid Cap Equity Fund

Nuance Investments, LLC	♦ Small-Mid Cap Equity Fund

Pacific Investment Management Company LLC	♦ International Fixed Income Fund ♦ Inflation-Linked Fixed Income Fund ♦ Ultra-Short Term Fixed Income Fund

PineBridge Investments LLC	♦ High Yield Fund

Schroder Investment Management North America Inc.	♦ International Equity Fund

Schroder Investment Management North America Ltd. (delegation agreement)	♦ International Equity Fund

Van Eck Associates Corporation	♦ Emerging Markets Equity Fund

Victory Capital Management, Inc.	♦ International Equity Fund

Walter Scott & Partners Limited	♦ International Equity Fund

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

Westfield Capital Management Co., L.P.	♦ Small-Mid Cap Equity Fund

In voting to approve the Agreements at the May Meeting, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the respective Agreements during the meetings and during the past year, as applicable. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically considered each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers, if any, to the respective Fund. With respect to the Alternative Strategies Fund, the Independent Trustees considered the Manager’s investment process and capabilities managing assets and the Manager’s specific responsibilities in all aspects of day-to-day management of the Fund’s assets, as well as the qualification, experience and responsibilities of the person who serves as the portfolio manager for the Alternative Strategies Fund.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

The Independent Trustees also discussed the acceptability of the terms of the Management Agreement, IM Agreement and Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including those specific to the Manager providing day-to-day management of the Alternative Strategies Fund’s assets, and those of each Sub-adviser.

During the course of the year and at the May Meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds and the selection and evaluation of Sub-Advisers. In addition, the Independent Trustees discussed with representatives of management the portfolio management strategy of the Alternative Strategies Fund’s portfolio manager. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement, IM Agreement and Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper. As to each Fund, the Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. It was noted that, while the Board has found the Broadridge data generally useful, the Trustees recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. As to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. In addition, the Board considered the Funds’ performance in light of overall financial market conditions. The information comparing each Fund’s performance to that of its Performance Universe (except as noted below) was for the one-, three-, five- and ten-year periods ended March 31, 2021.

The Board noted that the Large Cap Equity Fund performed above the median performance of the funds in the Performance Universe for each period. The Board noted that Small-Mid Cap Equity Fund performed better than the median performance of the funds in the Performance Universe for each period (and was ranked in the first quintile for the three- and five-year periods), except for the one-year period where it performed below the median performance of the funds in the Performance Universe. The Board further noted that the International Equity Fund performed above the median performance of the funds in the Performance Universe for each period (and was ranked in the first quintile for the one-year period), except for the ten-year period where it performed slightly below the median performance of the funds in the Performance Universe. With respect to the Emerging Markets Equity Fund, the Board noted that the Fund performed below the median performance of the funds in its Performance Universe for each period. The Trustees then discussed with representatives of management the portfolio management strategy of the Funds’ Sub-advisers and the reasons for certain Funds’ underperformance versus the Performance Universe during certain of the periods under review. Based on its review and discussions with management, as to the Large Cap Equity Fund, Small-Mid Cap Equity Fund and International Equity Fund, the Board was satisfied with the overall performance of the Funds and the performance of the Funds’ Sub-advisers, and with the Adviser’s evaluation of the Emerging Markets Equity Fund’s underperforming its Performance Universe during the periods under review.

The Board noted that the Core Fixed Income Fund performed above the median performance of the funds in the Performance Universe for each period, except for the one-year period where it performed below the median performance of the funds in the Performance Universe. The Board further noted that the International Fixed Income Fund performed above the median performance of the funds in its Performance Universe for each period (and was ranked in the first quintile for the five- and ten-year

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

periods), except for the one-year period where it performed below the median performance of the funds in the Performance Universe. With respect to each of the High Yield Fund and Municipal Bond Fund, the Board noted that the Funds performed below the median performance of the funds in their respective Performance Universe for each period. With respect to the Inflation-Linked Fixed Income Fund, the Board noted that the Fund performed better than the median performance of the funds in its Performance Universe for the one-, three- and five-year periods, the only periods of performance information provided by Broadridge as the Fund commenced operations on March 8, 2016. With respect to the Ultra-Short-Term Fund, the Board noted that the Fund performed above the median performance of the funds in its Performance Universe for the one-, three- and five-year periods, the only periods of performance information provided by Broadridge as the Fund commenced operations on March 8, 2016. The Trustees then discussed with representatives of management the portfolio management strategy of the Funds’ Sub-advisers and the reasons for certain Funds’ underperformance versus the respective Performance Universe during certain of the periods under review. Based on its review and discussions with management, as to the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short-Term Fund, the Board was satisfied with the overall performance of the Funds and the performance of the Funds’ Sub-advisers. With respect to each of the High Yield Fund and Municipal Bond Fund, the Board noted the recent additions of new Sub-advisers for the High Yield Fund and Municipal Bond Fund.

In addition, the Board noted that the Alternative Strategies Fund performed better than the median performance of the funds in the Performance Universe for the one- and three-year periods, the only periods of performance information provided by Broadridge as the Fund commenced operations on February 15, 2018. As to the Alternative Strategies Fund, based on its review and discussions with management, and noting the limited period of performance data available from Broadridge, the Board was satisfied with the overall performance of the Fund.

The Trustees determined to continue to evaluate the Funds’ performance and that of their respective Sub-advisers, as applicable, and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fee rate (“Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered the actual management fee rate (“Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions for fee waiver and/or expense reimbursement arrangements that were in effect for the Fund, which reduced the management fee paid to the Manager. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the applicable Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by such Funds and their shareholders. The Board also reviewed with management the scope of services provided to the Funds by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s actual total expenses with those of a group of funds selected by Broadridge as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Broadridge (the “Expense Universe”). It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The information reviewed showed that the Contractual and Actual Management Fees of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, Emerging Markets Equity Fund and Core Fixed Income Fund were lower than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Actual Management Fees were lower than the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds, except for the Core Fixed Income Fund where the Actual Management Fee was slightly above the average for the funds in its Expense Universe. The information reviewed showed that the Contractual Management Fee of the International Equity Fund, High Yield Fund and Alternative Strategies Fund were higher than the median Contractual Management Fee for the funds in their respective Expense

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Group, but that the Funds’ Actual Management Fees were lower than the median Actual Management Fees for the funds in their respective Expense Group and were lower than the average Actual Management Fees for the funds in their respective Expense Universe.

With respect to the Alternative Strategies Fund, the Independent Trustees noted that the Manager was waiving the entire management fee and determined that the Contractual Management Fee payable to the Manager with respect to the Fund was for services provided in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested. The information reviewed also showed that the Contractual and Actual Management Fees of the Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund, Municipal Bond Fund and International Fixed Income Fund were higher than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Funds’ Actual Management Fees were higher than the average Actual Management Fees for the funds in the applicable Expense Universe.

The Independent Trustees also noted that the Broadridge expense information showed that the actual total expense ratio for each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund and Alternative Strategies Fund was lower than the median expense ratios of the funds in its respective Expense Group. The Broadridge expense information also showed that the actual total expense ratios for the High Yield Fund, Inflation-Linked Fixed Income Fund, International Fixed Income Fund, Municipal Bond Fund and Ultra-Short Term Fixed Income Fund were higher than the median expense ratios of the funds in their respective Expense Groups. The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers, as applicable, were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing sub-advisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement, the IM Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

*******

TRUSTEES AND OFFICERS OF THE TRUST

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Trustee	Since 2007	Principal and Portfolio Manager, North American Management Corp. (Investment Advisory) (2013-present); and formerly, Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (Registered Investment Advisor) (1988-2013)	11	None

Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Chair and Trustee	Since 2008 (Chair since 2021)	Managing Director, PFM Financial Advisors, LLC (Financial Advisory) (2016-December 2019); and formerly, President, A.C. Advisory, Inc. (Financial Advisory) (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017-present), formerly, Chairman (2013-2016) and Director (2013-2017)

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Vice Chair and Trustee	Since 2013 (Vice Chair since 2021)	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management) (2017-December 2019); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2017)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); and Director, Urban Gateways (1995-present)

Teresa S. Westbrook 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1959	Trustee	Since 2020	CPA/ Partner, Deloitte & Touche LLP (1999-2015)	11	None

INTERESTED TRUSTEE

Paul Ricciardelli** Morgan Stanley 522 Fifth Avenue, 14th Floor, New York, NY 10036 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of IAR/GIMA, Morgan Stanley (2011-present); Head of Wealth Advisory Solutions, Morgan Stanley (March 2017-present); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 1633 Broadway, 26th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present); formerly, Senior Director, AXA Equitable (2015-2017); Vice President, EQ Advisors Trust (2015-2017); Vice President, AXA Premier VIP Trust (2015-2017); Vice President, 1290 Funds (2015-2017); Vice President, FMG LLC (2015-2017); Deputy Chief Compliance Officer, Emerging Global Advisors (2014-2015); Chief Compliance Officer, EGA Emerging Global Shares Trust (2014-2015); and Chief Compliance Officer, EGA Frontier Diversified Core Fund (2014-2015)

Sara Cetron Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1980	Chief Administrative Officer	Since March 2017	Vice President, Morgan Stanley (2015-present); and formerly Platform Management, Managed Solutions, Barclays Capital Inc. (2008-2015)

Robert Garcia Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015-May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present); and formerly Head of Strategy and Development-Global Investment Solutions, Morgan Stanley (2013-2015)

Zachary Apoian Morgan Stanley 522 Fifth Avenue, New York, NY 10036 Birth Year: 1979	Investment Officer	Since May 2019	Executive Director, Morgan Stanley Wealth Management (2019-present); formerly, Private Wealth Advisor, Morgan Stanley Wealth Management (2017-2019); and Executive Director, Morgan Stanley Wealth Management (2014-2017)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-present)

Brian Mulley Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1977	Investment Officer	Since August 2015	Investment Analyst, Executive Director, Morgan Stanley (2005-present)

Sukru Saman Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Lisa Shalett Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1963	Investment Officer	Since August 2015	Head of Investment and Portfolio Strategies, Morgan Stanley (2013-present)

James Totino Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011-2018)

Todd McElduff Morgan Stanley 1633 Broadway, New York, NY 10019 Birth Year: 1977	Anti-Money Laundering (“AML”) Compliance Officer	Since September 2019	Head of Bank & WM AML Advisory, Morgan Stanley (2019-present); formerly, Head of Bank AML Advisory, Morgan Stanley (2017-2019); and Head of GFC US Investigations, Morgan Stanley (2014-2017)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Head of Consulting Group and Graystone Consulting (2018-present); Managing Director, Director of Consulting Group and Practice Management (2016-2018); Managing Director, Vice Chairman of Wealth Management (2015); and Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-2015)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Steven Ross Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary Legal Administration Practice of Fund Administration, BBH&Co. (2005-present); Secretary, BBH Trust (2009-present)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2021:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	Core Fixed Income Fund
Record Date	12/4/2020	12/4/2020	12/4/2020	12/4/2020	Monthly
Payable Date	12/7/2020	12/7/2020	12/7/2020	12/7/2020	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	83.68%	32.21%	93.58%	65.41%	0.00%
Dividends Qualifying for the Dividends Received:					—
Deduction for Corporations	83.26%	30.77%	0.27%	0.08%	0.00%
Foreign Source Income	—	—	99.74%*	99.95%*	—
Foreign Tax Paid par Share	—	—	0.025338	0.040055
Interest from Federal Obligations	—	—	—	—	7.97%
Long-term Capital Gain Dividend	0.573371	0.425084	—	—	0.172538

	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/4/2020	Monthly	Monthly	Monthly
Payable Date	Monthly	12/7/2020	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	0.67%	0.00%	0.00%	0.00%	0.00%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	0.71%	0.00%	0.00%	0.00%	0.00%
Interest from Tax-Exempt Obligations	—	—	100.00%	—	—
Interest from Federal Obligations	—	2.55%	—	69.17%	3.12%
Long-term Capital Gain Dividend	—	0.059568	0.048255	—	—

	Alternative Strategies Fund
Record Date	12/30/2020
Payable Date	12/30/2020
Ordinary Income:
Qualified Dividend Income for Individuals	10.36%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	0.00%
Foreign Source Income	—
Foreign Tax Paid par Share	—
Federal Interest	—
Long-term Capital Gain Dividend	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Morgan Stanley Pathway Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters as an attachment to Form N-Port. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the funds’ first and third quarters available on its public website. You may obtain the Form N-PORT filings by accessing the SEC’s website, www.sec.gov. For additional information, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/wealth-investmentsolutions/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2021 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Morgan Stanley Pathway Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2021 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Teresa S. Westbrook possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Westbrook as the Registrant’s audit committee financial expert. Ms. Westbrook is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2021 and August 31, 2020 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $626,080 in 2021 and $626,080 in 2020.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2021, and August 31, 2020, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2021 and $0 in 2020

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2021 and August 31, 2020 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2021 and $0 in 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2021, and August 31, 2020, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2021 and $0 for 2020.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Morgan Stanley Pathway Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2021 and 0% for 2020; Tax Fees were 0% for 2021 and 0% for 2020; and Other Fees were 0% for 2021 and 0% for 2020.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2021 and $0 in 2020.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Pathway Funds

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 5, 2021

Morgan Stanley Pathway Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Morgan Stanley Pathway Funds

Date:	November 5, 2021